                                           REGISTRATION NOS. 002-90380/811-04001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ------------
                                    FORM N-4



          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933     [ ]
                      PRE-EFFECTIVE AMENDMENT NO
                   POST-EFFECTIVE AMENDMENT NO. 43
                                AND/OR
    REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [ ]
                          AMENDMENT NO. 210


                      METROPOLITAN LIFE SEPARATE ACCOUNT E
                           (Exact Name of Registrant)

                                 ------------
                      METROPOLITAN LIFE INSURANCE COMPANY
                           (Exact Name of Depositor)



                   200 PARK AVENUE, NEW YORK, NEW YORK 10166

        (Address of depositor's principal executive offices) (zip code)
                                 (212) 578-3067
              (Depositor's telephone Number, including area code)



                                 ------------

                              RICARDO A. ANZALDUA
                            EXECUTIVE VICE PRESIDENT
                                GENERAL COUNSEL
                   200 PARK AVENUE, NEW YORK, NEW YORK 10036

                    (Name and address of agent for service)


                                 ------------
IT IS PROPOSED THAT THE FILING WILL BECOME EFFECTIVE:
[ ] immediately upon filing pursuant to paragraph (b) of Rule 485


[X] on April 28, 2014 pursuant to paragraph (b) of Rule 485


[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on (date) pursuant to paragraph (a)(1) of Rule 485

[ ] on the seventy-fifth day after filing pursuant to paragraph (a)(2) of Rule
485

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                        Supplement Dated April 28, 2014
                                      To
                         Prospectus Dated May 1, 1995

                     METROPOLITAN LIFE SEPARATE ACCOUNT E
                                    VESTMET

                    Group and Individual Annuity Contracts
                 Issued by Metropolitan Life Insurance Company

This Supplement updates information contained in the Metropolitan Life Separate Account E ("Separate Account") prospectus dated May 1, 1995 (the "Prospectus"). Please write or call Metropolitan Life Insurance Company, 1600 Division Road, West Warwick, Rhode Island 02893 Attention: Annuities, telephone number
(800) 638-7732, if you need another copy of the Prospectus. Upon request, financial statements for the insurance company will be sent to you without charge.

The Prospectus describes individual and group VestMet Contracts ("Contracts") issued by Metropolitan Life Insurance Company ("MetLife"). Unless otherwise indicated page numbers refer to the May 1, 1995 prospectus. The Contracts are no longer available. Contract owners may continue to make additional purchase payments.

1. The currently available investment choices are:

           Met Investors Series
           Trust                        Metropolitan Series Fund
             WMC Large Cap Research       BlackRock Bond Income
           Portfolio                    Portfolio
                                          BlackRock Money Market
                                        Portfolio
                                          Frontier Mid Cap
                                        Growth Portfolio
                                          MetLife Stock Index
                                        Portfolio
                                          WMC Balanced Portfolio

2. Separate Account Charge

We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the WMC Large Cap Research Portfolio.

3. TABLE OF EXPENSES -- VestMet Contracts

Minimum and Maximum Total Annual Underlying Fund Operating Expenses for year ending December 31, 2013:

                                                                                     Minimum Maximum
                                                                                     ------- -------
Total Annual Fund Operating Expenses
(expenses that are deducted from Underlying Fund assets, including management fees,
  distribution and/or service (12b-1) fees, and other expenses).....................  0.27%   0.75%

Portfolio Fees and Expenses
(as a percentage of average daily net assets)

                                                  Distribution          Acquired   Total                  Net Total
                                                     and/or               Fund    Annual     Fee Waiver    Annual
                                       Management   Service     Other   Fees and Operating and/or Expense Operating
              Portfolio                   Fee     (12b-1) Fees Expenses Expenses Expenses  Reimbursement  Expenses
-------------------------------------- ---------- ------------ -------- -------- --------- -------------- ---------
Met Investors Series Trust -- Class A
  WMC Large Cap Research Portfolio....    0.59%        --        0.03%     --      0.62%        0.05%       0.57%
Metropolitan Series Fund -- Class A
  BlackRock Bond Income Portfolio.....    0.33%        --        0.02%     --      0.35%        0.00%       0.35%
  BlackRock Money Market Portfolio....    0.33%        --        0.02%     --      0.35%        0.02%       0.33%
  Frontier Mid Cap Growth Portfolio...    0.72%        --        0.03%     --      0.75%        0.01%       0.74%
  MetLife Stock Index Portfolio.......    0.25%        --        0.02%     --      0.27%        0.01%       0.26%
  WMC Balanced Portfolio..............    0.46%        --        0.05%     --      0.51%        0.00%       0.51%

The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.

4. Your Investment Choices

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a portfolio prospectus by calling 800-638-7732. We do not guarantee the investment results of the Portfolios. The current Portfolios are listed below, along with their investment managers and any sub-investment manager.

                                                                              Investment Manager/
Funding Option                         Investment Objective                   Sub-Investment Manager
--------------                         --------------------                   ----------------------
Met Investors Series Trust

WMC Large Cap Research Portfolio...... Seeks long-term capital appreciation.  MetLife Advisers, LLC
                                                                              Sub-Investment Manager:
                                                                              Wellington Management Company,
                                                                              LLP
Metropolitan Series Fund

BlackRock Bond Income Portfolio....... Seeks a competitive total return       MetLife Advisers, LLC
                                       primarily from investing in            Sub-Investment Manager:
                                       fixed-income securities.               BlackRock Advisors, LLC

BlackRock Money Market Portfolio...... Seeks a high level of current income   MetLife Advisers, LLC
                                       consistent with preservation of        Sub-Investment Manager:
                                       capital.                               BlackRock Advisors, LLC

Frontier Mid Cap Growth Portfolio..... Seeks maximum capital appreciation.    MetLife Advisers, LLC
                                                                              Sub-Investment Manager: Frontier
                                                                              Capital Management Company, LLC

MetLife Stock Index Portfolio......... Seeks to track the performance of the  MetLife Advisers, LLC
                                       Standard & Poor's 500(R) Composite     Sub-Investment Manager: MetLife
                                       Stock Price Index.                     Investment Management, LLC

WMC Balanced Portfolio................ Seeks long-term capital appreciation   MetLife Advisers, LLC
                                       with some current income.              Sub-Investment Manager:
                                                                              Wellington Management Company,
                                                                              LLP

5. Other Plan Terminations

Add the following new paragraph after "May the Contract be affected by your retirement plan?:

Upon termination of a retirement plan that is not a Section 403(b) plan, Your employer is generally required to distribute Your Plan benefits under the Contract to you.

This distribution is in cash. Outstanding loans, if available, will be satisfied (paid) from your cash benefit prior to its distribution to you. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable federal income tax penalties. (See "Income Taxes.")

6. Are there deductions for annuity taxes and when are they paid?

Add the following as the last paragraph in this section:

Income Taxes

We reserve the right to deduct from the Contract for any income taxes which we incur because of the Contract. In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Contract that offset Separate Account income. If this should change, it is possible we could incur income tax with respect to the Contract, and in that event we may deduct such tax from the Contract. At the present time, however, we are not incurring any such income tax or making any such deductions.

7. How do Federal income taxes affect your Contract?

Delete the previous section in its entirety and replace with the following:

Introduction

The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 ("ERISA").

We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.

Non-Qualified Annuity Contracts

A "non-qualified" annuity Contract discussed here assumes the Contract is an annuity Contract for Federal income tax purposes, but the Contract is not held in a tax qualified "plan" defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP IRAs), or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.

Investor Control

In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.

Accumulation

Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, either as surrenders, partial withdrawals or income payments. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person.

In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees would be considered a non-natural owner and the annual increase in the Account Balance would be subject to current income taxation.

Surrenders or Withdrawals - Early Distribution

If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim the loss on your Federal income taxes as a miscellaneous itemized deduction.

The portion of any withdrawal or distribution from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal or distribution is taken prior to You reaching age 59 1/2, unless the distribution was made:

    (a)on account of your death or disability,
    (b)as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or
    (c)under certain immediate income annuities providing for substantially equal payments made at least annually.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

Treatment of Separate Account Charges

It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.

Aggregation

If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year (after October 21, 1988), the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).

Exchanges/Transfers

The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The exchange for another annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). The opportunity to make partial annuity exchanges was provided by the IRS in 2011 and some ramifications of such an exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, as distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.

A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.

Death Benefits

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).

After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date. If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.

Taxation of Payments in Annuity Form

When payments are received from the Contract in the form of an annuity, normally the annuity payments are taxable as ordinary income to the extent that payments exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio of a Contract is determined at the time the

Contract's accumulated value is converted to an annuity form of distribution. Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments. You are expected to receive based on IRS rules which consider such factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of some payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to You and the IRS.

Once You have recovered the investment in the Contract, further annuity payments are fully taxable. If You die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, You may not be able to make transfer withdrawals to another non-qualified annuity contract or a long-term care contract in a tax-free exchange.

If You receive payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity for You elect is payable for at least 10 years or for the life of one or more individuals.

3.8% Tax on Net Investment Income

Federal tax law imposes a 3.8% Medicare tax on the lesser of:

    (1)the taxpayers's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or
    (2)the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

Puerto Rico Tax Considerations

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.

Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.

The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitized if You are a resident of Puerto Rico.

Qualified Annuity

Introduction

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements describe in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP IRAs), or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract may also be available in connection with an employer's non-qualified deferred compensation plan and qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. The tax rules regarding these plans are complex. We do not provide tax advice. Please consult your tax adviser about your particular situation.

Accumulation

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution are limited under qualified plans.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below which are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

Taxation of Annuity Distributions

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Withdrawals Prior to Age 59 1/2

A taxable withdrawal or distribution from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies.

These exceptions include distributions made:

    (a)on account of your death or disability, or
    (b)as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

In addition, a withdrawal or distribution from a qualified annuity Contract other than an IRA (including SEPs) will avoid the penalty if: (1) the distribution is on separation from employment after age 55; (2) the distribution is made pursuant to a qualified domestic relations order ("QDRO");
(3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).

The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

Rollovers

Your Contract is non-forfeitable (i.e., not subject to claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contracts to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:

    (a)minimum distribution requirements, or
    (b)financial hardship

20% Withholding on Eligible Rollover Distributions

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distrubtion" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You assign or transfer a withdrawal from this Contract directly into another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules which determine the withholding amounts.

Death Benefits

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).

Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date). If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. For required minimum distributions following the death of the annuitant of a qualified Contract, the fiver-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

If your spouse is your beneficiary, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Alternatively, if your spouse is your sole beneficiary, he or she may elect to rollover the death proceeds into his or her own IRA.

If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.

Required Minimum Distributions

Generally, You must begin receiving retirement plan withdrawals by April 1 following the latter of:

    (a)the calendar year in which You reach age 70 1/2, or
    (b)the calendar year You retire, provided You do not own more than 5% of your employer.

For IRAs (including SEPs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.

A tax penalty of 50% applies to the amount by which the required minimum distribution exceeds the actual distribution.

You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same one or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs) or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.

Additional Information Regarding TSA (ERISA and non-ERISA) 403(b)

Special Rules Regarding Exchanges

In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant's or beneficiary's accumulated benefit; (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.

Withdrawals

If You are under age 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

    (a)Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchased payments;
    (b)Is exchanged to another permissible investment under your 403(b) plan;
    (c)Relates to contributions to an annuity contract that are not salary reduction elective deferrals, if your plan allows it;
    (d)Occurs after You die, leave your job or become disabled (as defined by the Code);
    (e)Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;
    (f)Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;
    (g)Relates to rollover or after-tax contributions; or
    (h)Is for the purchase of permissive service credit under a governmental defined benefit plan.

In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.

Additional Information regarding IRAs

Purchase payments

Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

Withdrawals

If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Conversion

Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.

Distinction for Puerto Rico Code

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

Contributions

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. The plan contributions by the employer are not required to be included in the current income of the employee.

Distributions

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. A special rate of 10% may apply instead, if the plan satisfies the following requirements:

    (1)the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and
    (2)10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. The three-year period includes the year of the distribution and the two immediately preceding years. In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.

Rollover

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA Considerations

In the context of a Puerto Rico qualified retirement plan trust, the IRS has recently held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA
Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transfer or plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRA has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction, like Puerto Rico, that does not recognize same-sex marriage.

                     Additional Federal Tax Considerations

Non-Qualified Annuity Contracts

Diversification

In order for your non-qualified Contract to be considered an annuity contract for Federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contracts. Inadvertent failure to meet those standards may be correctable.

Changes to Tax Rules and Interpretations

Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.

We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under Federal tax law and to protect You and other Contract owners in the Investment Divisions from adverse tax consequences.

The 3.8% investment tax applies to investment income earned in households making at least $250,000 ($200,000 single) and will result in the following top tax rates on investment income:

      Capital Gains               Dividends                   Other
          23.8%                     43.4%                     43.4%

The table above also incorporates the scheduled increase in the capital gains rate from 15% to 20%, and the scheduled increase in the dividends rate from 15% to 39.6%.

Qualified Annuity Contracts

Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.

Types of Qualified Plans

The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.

IRA

Established by an individual, or employer as part of an employer plan

SEP

Established by a for-profit employer, based on IRA accounts for each participant. Employer only contributions.

401(k), 401(a)

Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.

403(b) Tax Sheltered Annuity ("TSA")

Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.

457(b) Governmental Sponsor

Established by state and local governments, public schools (K-12), public colleges and universities.

457(b) Non-Governmental Sponsor

Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to Federal income tax withholding as wages.

Additional information regarding 457(b) plans

A 457(b) plan may provide a one-time election to make special one-time "catch-up" contributions in one or more of the participant's last three taxable years ending before the participant's normal retirement age under the plan. Participants in governmental 457(b) plans may not use both the age 50 or older catch-up and the special one-time catch-up contribution in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.

403(a)

If your benefit under the 403(b) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if You die before You receive any payments under the annuity of if You die while payments are being made. You may waive these requirements with the written consent of your spouse. In general, designating a beneficiary other than your spouse is considered a waiver and requires your spouse's written consent. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.

ERISA

If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse's rights as described below.

Generally, the spouse must give qualified consent whenever You elect to:

    (a)Choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any); or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);
    (b)Make certain withdrawals under plans for which a qualified consent is required;
    (c)Name someone other than the spouse as your beneficiary; or
    (d)Use your accrued benefit as security for a loan exceeding $5,000.

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.

The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.

If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

Comparison of Plan Limits for Individual Contributions:

        Plan Type           Elective Contribution      Catch-up Contribution
           IRA                      $5,000                     $1,000
          401(k)                   $17,500                     $5,500
        SEP/401(a)                   (Employer contributions only)
       403(b) (TSA)                $17,500                     $5,500
          457(b)                   $17,500                     $5,500

Dollar limits are for 2014 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the greater of $52,000 or 25% of an employee's compensation for 2014.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. Federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.

8. The new address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.

9. Who sells your Contract and do you pay a commission on the purchase of your Contract?

Delete the previous section in its entirety and replace with the following:

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Contracts (e.g., commissions payable to the retail broker-dealers who sell the Contracts, including our affiliated broker-dealers.) MLIDC does not retain any fees under the Contracts.

MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, New York 10036. MLIDC is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Industry Regulatory Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Contracts are sold through MetLife licensed sales representatives who are associated with our affiliated broker-dealers MetLife Securities, Inc. ("MSI") and New England Securities Corporation ("NES"), which are paid compensation for the promotion and sale of the Contracts. MSI and NES are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Contracts may also be sold through other registered broker-dealers. The Contracts may also be sold through the mail, the Internet or by telephone.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Contracts. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a 'gross dealer concession' model. With respect to the Contracts, the maximum gross dealer concession ranges from 0.48% to 1.60% of each purchase payment and, starting in the second Contract year, 0.18% of the Account Balance each year the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of the Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Contracts is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Contracts are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines, directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representatives of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to differing compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contracts. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.

                  THIS SUPPLEMENT SHOULD BE READ AND RETAINED
                             FOR FUTURE REFERENCE

 200 PARK AVENUE                                    TELEPHONE: (800) 638-7732
 NEW YORK, NEW YORK

                                   APPENDIX

--------------------------------------------------------------------------------

                Additional Information Regarding the Portfolios

The Portfolios below were subject to a name change. The chart identifies the former name and new name of each of these Portfolios.

Portfolio Name Change

                  Former Portfolio           New Portfolio
              ------------------------  ------------------------
              Metropolitan Series Fund  Metropolitan Series Fund
              BlackRock Diversified     WMC Balanced Portfolio
              Portfolio

              Met Investors Series      Met Investors Series
              Trust                     Trust
              BlackRock Large Cap Core  WMC Large Cap Research
              Portfolio                 Portfolio

                                                                  April 28, 2014



             PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities (" Deferred Annuities") and Preference Plus immediate variable income annuities (" Income Annuities"). We no longer offer the Deferred Annuities -and Income Annuities. However, Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract.


You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS(R)
  American Funds Bond
  American Funds Global Small Capitalization
  American Funds Growth
  American Funds Growth-Income
MET INVESTORS FUND
  American Funds(R) Balanced Allocation
  American Funds(R) Growth Allocation

  American Funds(R) Moderate Allocation

  Clarion Global Real Estate
  ClearBridge Aggressive Growth
  Harris Oakmark International

  Invesco Mid Cap Value
  Invesco Small Cap Growth

  Loomis Sayles Global Markets

  Lord Abbett Bond Debenture

  Met/Franklin Low Duration Total Return

  MetLife Asset Allocation 100

  MFS(R) Research International
  Morgan Stanley Mid Cap Growth
  Oppenheimer Global Equity
  PIMCO Inflation Protected Bond
  PIMCO Total Return
  SSgA Growth and Income ETF
  SSgA Growth ETF
  T. Rowe Price Mid Cap Growth

  WMC Large Cap Research

METROPOLITAN FUND
  Baillie Gifford International Stock

  Barclays Aggregate Bond Index
  BlackRock Bond Income

  BlackRock Capital Appreciation
  BlackRock Large Cap Value

  Frontier Mid Cap Growth
  Jennison Growth
  Loomis Sayles Small Cap Core
  Loomis Sayles Small Cap Growth
  Met/Artisan Mid Cap Value

  MetLife Asset Allocation 20
  MetLife Asset Allocation 40
  MetLife Asset Allocation 60
  MetLife Asset Allocation 80
  MetLife Mid Cap Stock Index

  MetLife Stock Index
  MFS(R) Total Return
  MFS(R) Value
  MSCI EAFE(R) Index
  Neuberger Berman Genesis
  Russell 2000(R) Index
  T. Rowe Price Large Cap Growth
  T. Rowe Price Small Cap Growth
  Western Asset Management Strategic Bond Opportunities
  Western Asset Management U.S. Government

  WMC Balanced
  WMC Core Equity Opportunities


Certain Portfolios have been subject to a change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

DEFERRED ANNUITIES AVAILABLE:
   o    Non-Qualified
   o    Traditional IRA
   o    Roth IRA
   o    SIMPLE IRA
   o    SEP IRA

INCOME ANNUITIES AVAILABLE:
   o    Non-Qualified
   o    Traditional IRA
   o    Roth IRA
   o    SIMPLE IRA
   o    SEP IRA

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 28, 2014. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 71 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                        PROSPECTUS DATED APRIL 28, 2014

                              TABLE OF CONTENTS





                                                        PAGE
                                                     ---------
IMPORTANT TERMS YOU SHOULD KNOW..................... A-PPA-3
TABLE OF EXPENSES................................... A-PPA-5
ACCUMULATION UNIT VALUES TABLE...................... A-PPA-10
METLIFE............................................. A-PPA-11
METROPOLITAN LIFE SEPARATE ACCOUNT E................ A-PPA-11
VARIABLE ANNUITIES.................................. A-PPA-11
A Deferred Annuity.................................. A-PPA-12
Non-Natural Persons as Owners or Beneficiaries       A-PPA-12
An Income Annuity................................... A-PPA-12
YOUR INVESTMENT CHOICES............................. A-PPA-12
Additional Information About the Portfolios......... A-PPA-17
Certain Payments We Receive with Regard to the
  Portfolios........................................ A-PPA-17
Portfolio Selection................................. A-PPA-18
DEFERRED ANNUITIES.................................. A-PPA-18
The Deferred Annuity and Your Retirement Plan....... A-PPA-18
Automated Investment Strategies..................... A-PPA-19
Purchase Payments................................... A-PPA-20
  Allocation of Purchase Payments................... A-PPA-20
  Automated Purchase Payments....................... A-PPA-20
  Electronic Applications........................... A-PPA-20
  Limits on Purchase Payments....................... A-PPA-20
The Value of Your Investment........................ A-PPA-21
Transfers........................................... A-PPA-21
Restrictions on Transfers........................... A-PPA-22
Access To Your Money................................ A-PPA-24
  Systematic Withdrawal Program..................... A-PPA-24
  Minimum Distribution.............................. A-PPA-25
Annual Contract Fee................................. A-PPA-25
Charges............................................. A-PPA-25
  Insurance-Related or Separate Account Charge       A-PPA-26
  Investment-Related Charge......................... A-PPA-26
Premium and Other Taxes............................. A-PPA-26
Early Withdrawal Charges............................ A-PPA-26
  When No Early Withdrawal Charge Applies........... A-PPA-27
  When A Different Early Withdrawal Charge
    May Apply....................................... A-PPA-28
Free Look........................................... A-PPA-29
Death Benefit....................................... A-PPA-29
Pay-Out Options (or Income Options)................. A-PPA-30
INCOME ANNUITIES.................................... A-PPA-31
Income Payment Types................................ A-PPA-31
Minimum Size of Your Income Payment................. A-PPA-33
Allocation.......................................... A-PPA-33
The Value of Your Income Payments................... A-PPA-33
Reallocations....................................... A-PPA-34
Restrictions on Transfers........................... A-PPA-35


                                                        PAGE
                                                     ---------
Contract Fee........................................ A-PPA-37
Charges............................................. A-PPA-37
  Insurance-Related or Separate Account Charge       A-PPA-37
  Investment-Related Charge......................... A-PPA-38
Premium and Other Taxes............................. A-PPA-38
Free Look........................................... A-PPA-38
GENERAL INFORMATION................................. A-PPA-38
Administration...................................... A-PPA-38
  Purchase Payments................................. A-PPA-38
  Confirming Transactions........................... A-PPA-39
  Processing Transactions........................... A-PPA-39
  By Telephone or Internet.......................... A-PPA-39
  After Your Death.................................. A-PPA-40
  Abandoned Property Requirements................... A-PPA-40
  Misstatement...................................... A-PPA-40
  Third Party Requests.............................. A-PPA-41
  Valuation -- Suspension of Payments............... A-PPA-41
Advertising Performance............................. A-PPA-41
Changes to Your Deferred Annuity or Income
  Annuity........................................... A-PPA-42
Voting Rights....................................... A-PPA-43
Who Sells the Deferred Annuities and Income
  Annuities......................................... A-PPA-43
Financial Statements................................ A-PPA-45
When We Can Cancel Your Deferred Annuity or
  Income Annuity.................................... A-PPA-45
INCOME TAXES........................................ A-PPA-45
Introduction........................................ A-PPA-45
Non-Qualified Annuity Contracts..................... A-PPA-46
Accumulation........................................ A-PPA-46
Death Benefits...................................... A-PPA-47
Taxation of Payments in Annuity Form................ A-PPA-47
Qualified Annuity Contracts......................... A-PPA-49
Required Minimum Distributions...................... A-PPA-51
Additional Information regarding IRAs............... A-PPA-52
LEGAL PROCEEDINGS................................... A-PPA-54
APPENDIX A: PREMIUM TAX TABLE....................... A-PPA-55
APPENDIX A-1: ADDITIONAL INFORMATION REGARDING
  THE PORTFOLIOS.................................... A-PPA-56
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION............................... A-PPA-57
APPENDIX C: PORTFOLIO LEGAL AND MARKETING
  NAMES............................................. A-PPA-69
APPENDIX D: TABLE OF CONTENTS FOR THE STATEMENT
  OF ADDITIONAL INFORMATION......................... A-PPA-71



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.




                                    A-PPA-2

                        IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

CONTRACT -- A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period.

EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.


INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund, or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.


                                    A-PPA-3

YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity , the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements.


                                    A-PPA-4

                               TABLE OF EXPENSES
--------------------------------------------------------------------------------
            PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES



The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5% which are applicable only in certain jurisdictions -- See Appendix
A) and other taxes which may apply.



CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS................................................... None
EARLY WITHDRAWAL CHARGE................................................................... Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES....................................................... None
SURRENDER FEE FOR DEFERRED ANNUITIES...................................................... None
INCOME ANNUITY CONTRACT FEE(2)............................................................ $350
TRANSFER FEE.............................................................................. None

------------
1 An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
          Thereafter                 0%

There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 10% of your Account Balance or your purchase payments made over 7 years ago free of Early Withdrawal Charges.
2 There is a one-time Contract Fee of $350 for Income Annuities. We do not charge this fee if You elect a pay-out option under your Deferred Annuity and You have owned your Deferred Annuity for more than two years. We are currently waiving this charge.


The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3)........ None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average Account Balance
  in the Separate Account)
General Administrative Expenses Charge............... .50%
Mortality and Expense Risk Charge.................... .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:............... 1.25%


3  A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account.
      This fee may be waived under certain circumstances.
4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed 1.25% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.


                                    A-PPA-5

We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the WMC Large Cap Research Portfolio (formerly BlackRock Large Cap Core Portfolio). We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Capital Appreciation, BlackRock Large Cap Value, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732. Please read the prospectuses carefully before making your allocations to the Investment Divisions.


MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES




                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES AS OF DECEMBER 31, 2013..............................
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       1.07%


  Portfolio Fees and Expenses

(as a percentage of average daily net assets)




                                                          DISTRIBUTION
                                                             AND/OR
                                             MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                        FEE      (12B-1) FEES   EXPENSES
------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Portfolio.............    0.37%     0.25%          0.02%
 American Funds Global Small
  Capitalization Portfolio.................    0.70%     0.25%          0.04%
 American Funds Growth Portfolio...........    0.33%     0.25%          0.02%
 American Funds Growth-Income Portfolio        0.27%     0.25%          0.02%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C.....................    0.06%     0.55%            --
 American Funds(R) Growth Allocation
  Portfolio -- Class C.....................    0.06%     0.55%          0.01%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C.....................    0.06%     0.55%          0.01%
 Clarion Global Real Estate Portfolio --
  Class E..................................    0.60%     0.15%          0.05%
 ClearBridge Aggressive Growth Portfolio --
  Class A..................................    0.59%       --           0.02%
 Harris Oakmark International Portfolio --
  Class E..................................    0.77%     0.15%          0.06%
 Invesco Mid Cap Value Portfolio --
  Class A..................................    0.65%       --           0.05%
 Invesco Small Cap Growth Portfolio --
  Class E..................................    0.85%     0.15%          0.02%
 Loomis Sayles Global Markets Portfolio --
  Class B..................................    0.70%     0.25%          0.08%
 Lord Abbett Bond Debenture Portfolio --
  Class A..................................    0.51%       --           0.03%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B.....................    0.50%     0.25%          0.05%



                                                                                             NET TOTAL
                                                ACQUIRED     TOTAL ANNUAL     FEE WAIVER      ANNUAL
                                             FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
PORTFOLIO                                       EXPENSES       EXPENSES      REIMBURSEMENT   EXPENSES
------------------------------------------- --------------- -------------- ---------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Portfolio.............   --                0.64%        --               0.64%
 American Funds Global Small
  Capitalization Portfolio.................   --                0.99%        --               0.99%
 American Funds Growth Portfolio...........   --                0.60%        --               0.60%
 American Funds Growth-Income Portfolio       --                0.54%        --               0.54%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C..................... 0.42%               1.03%        --               1.03%
 American Funds(R) Growth Allocation
  Portfolio -- Class C..................... 0.43%               1.05%        --               1.05%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C..................... 0.40%               1.02%        --               1.02%
 Clarion Global Real Estate Portfolio --
  Class E..................................   --                0.80%        --               0.80%
 ClearBridge Aggressive Growth Portfolio --
  Class A..................................   --                0.61%      0.00%              0.61%
 Harris Oakmark International Portfolio --
  Class E..................................   --                0.98%      0.02%              0.96%
 Invesco Mid Cap Value Portfolio --
  Class A.................................. 0.08%               0.78%      0.02%              0.76%
 Invesco Small Cap Growth Portfolio --
  Class E..................................   --                1.02%      0.02%              1.00%
 Loomis Sayles Global Markets Portfolio --
  Class B..................................   --                1.03%        --               1.03%
 Lord Abbett Bond Debenture Portfolio --
  Class A..................................   --                0.54%        --               0.54%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B.....................   --                0.80%      0.03%              0.77%


                                     A-PPA-6

                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                                FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
 MetLife Asset Allocation 100 Portfolio --
  Class A..........................................    0.07%       --           0.01%
 MFS(R) Research International Portfolio --
  Class A..........................................    0.68%       --           0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A.............................    0.64%       --           0.05%
 Oppenheimer Global Equity Portfolio --
  Class A..........................................    0.67%       --           0.08%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E.............................    0.47%     0.15%          0.08%
 PIMCO Total Return Portfolio -- Class A...........    0.48%       --           0.03%
 SSgA Growth and Income ETF Portfolio --
  Class E..........................................    0.30%     0.15%          0.01%
 SSgA Growth ETF Portfolio -- Class E..............    0.32%     0.15%          0.01%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A..........................................    0.75%       --           0.03%
 WMC Large Cap Research Portfolio --
  Class A..........................................    0.59%       --           0.03%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................    0.79%       --           0.08%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................    0.25%       --           0.03%
 BlackRock Bond Income Portfolio --
  Class A..........................................    0.33%       --           0.02%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................    0.69%     0.15%          0.02%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................    0.63%     0.15%          0.02%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................    0.72%       --           0.03%
 Jennison Growth Portfolio -- Class A..............    0.60%       --           0.02%
 Loomis Sayles Small Cap Core Portfolio --
  Class A..........................................    0.90%       --           0.05%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................    0.90%       --           0.05%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................    0.81%       --           0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class A..........................................    0.09%       --           0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class A..........................................    0.07%       --           0.01%
 MetLife Asset Allocation 60 Portfolio --
  Class A..........................................    0.06%       --             --
 MetLife Asset Allocation 80 Portfolio --
  Class A..........................................    0.06%       --           0.01%
 MetLife Mid Cap Stock Index Portfolio --
  Class A..........................................    0.25%       --           0.05%
 MetLife Stock Index Portfolio -- Class A..........    0.25%       --           0.02%
 MFS(R) Total Return Portfolio -- Class E..........    0.55%     0.15%          0.04%
 MFS(R) Value Portfolio -- Class A.................    0.70%       --           0.02%
 MSCI EAFE(R) Index Portfolio -- Class A...........    0.30%       --           0.10%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................    0.80%       --           0.03%
 Russell 2000(R) Index Portfolio -- Class A........    0.25%       --           0.06%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................    0.60%       --           0.03%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................    0.48%       --           0.04%



                                                                                                     NET TOTAL
                                                        ACQUIRED     TOTAL ANNUAL     FEE WAIVER       ANNUAL
                                                     FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
PORTFOLIO                                               EXPENSES       EXPENSES      REIMBURSEMENT    EXPENSES
--------------------------------------------------- --------------- -------------- ---------------- -----------
 MetLife Asset Allocation 100 Portfolio --
  Class A.......................................... 0.70%               0.78%        --             0.78%
 MFS(R) Research International Portfolio --
  Class A..........................................   --                0.75%      0.06%            0.69%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A.............................   --                0.69%      0.01%            0.68%
 Oppenheimer Global Equity Portfolio --
  Class A..........................................   --                0.75%      0.03%            0.72%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E.............................   --                0.70%      0.00%            0.70%
 PIMCO Total Return Portfolio -- Class A...........   --                0.51%        --             0.51%
 SSgA Growth and Income ETF Portfolio --
  Class E.......................................... 0.23%               0.69%        --             0.69%
 SSgA Growth ETF Portfolio -- Class E.............. 0.25%               0.73%        --             0.73%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A..........................................   --                0.78%        --             0.78%
 WMC Large Cap Research Portfolio --
  Class A..........................................   --                0.62%      0.05%            0.57%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................   --                0.87%      0.12%            0.75%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................   --                0.28%      0.01%            0.27%
 BlackRock Bond Income Portfolio --
  Class A..........................................   --                0.35%      0.00%            0.35%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................   --                0.86%      0.01%            0.85%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................   --                0.80%      0.06%            0.74%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................   --                0.75%      0.01%            0.74%
 Jennison Growth Portfolio -- Class A..............   --                0.62%      0.07%            0.55%
 Loomis Sayles Small Cap Core Portfolio --
  Class A.......................................... 0.12%               1.07%      0.07%            1.00%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................   --                0.95%      0.09%            0.86%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................   --                0.83%        --             0.83%
 MetLife Asset Allocation 20 Portfolio --
  Class A.......................................... 0.52%               0.63%      0.01%            0.62%
 MetLife Asset Allocation 40 Portfolio --
  Class A.......................................... 0.57%               0.65%        --             0.65%
 MetLife Asset Allocation 60 Portfolio --
  Class A.......................................... 0.62%               0.68%        --             0.68%
 MetLife Asset Allocation 80 Portfolio --
  Class A.......................................... 0.66%               0.73%        --             0.73%
 MetLife Mid Cap Stock Index Portfolio --
  Class A.......................................... 0.02%               0.32%      0.00%            0.32%
 MetLife Stock Index Portfolio -- Class A..........   --                0.27%      0.01%            0.26%
 MFS(R) Total Return Portfolio -- Class E..........   --                0.74%        --             0.74%
 MFS(R) Value Portfolio -- Class A.................   --                0.72%      0.14%            0.58%
 MSCI EAFE(R) Index Portfolio -- Class A........... 0.01%               0.41%      0.00%            0.41%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................   --                0.83%      0.01%            0.82%
 Russell 2000(R) Index Portfolio -- Class A........ 0.11%               0.42%      0.00%            0.42%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................   --                0.63%      0.01%            0.62%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................   --                0.52%        --             0.52%


                                     A-PPA-7

                                                             DISTRIBUTION
                                                                AND/OR
                                                MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                           FEE      (12B-1) FEES   EXPENSES
---------------------------------------------- ------------ -------------- ----------
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A..........    0.60%          --        0.06%
 Western Asset Management
  U.S. Government Portfolio -- Class A........    0.47%          --        0.02%
 WMC Balanced Portfolio -- Class A............    0.46%          --        0.05%
 WMC Core Equity Opportunities
  Portfolio -- Class A........................    0.70%          --        0.02%



                                                                                                NET TOTAL
                                                   ACQUIRED     TOTAL ANNUAL     FEE WAIVER       ANNUAL
                                                FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
PORTFOLIO                                          EXPENSES       EXPENSES      REIMBURSEMENT    EXPENSES
---------------------------------------------- --------------- -------------- ---------------- -----------
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A..........       --            0.66%           0.04%         0.62%
 Western Asset Management
  U.S. Government Portfolio -- Class A........       --            0.49%           0.01%         0.48%
 WMC Balanced Portfolio -- Class A............       --            0.51%           0.00%         0.51%
 WMC Core Equity Opportunities
  Portfolio -- Class A........................       --            0.72%           0.11%         0.61%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLES


The examples are intended to help You compare the cost of investing in the Deferred Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $879      $1,202      $1,532      $2,621
Minimum........     $804      $  971      $1,135      $1,782


EXAMPLE 2.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);


                                    A-PPA-8

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $232        $715      $1,224      $2,621
Minimum........     $152        $472      $  815      $1,782


EXAMPLE 3.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   You bear the Income Annuity Contract Fee:

   o   the underlying Portfolio earns a 5% annual return; and

   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) during the first year (No Early Withdrawal Charges are deducted.)



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $574      $1,040      $1,531      $2,879
Minimum........     $497      $  806      $1,136      $2,069



                                    A-PPA-9

                       ACCUMULATION UNIT VALUES FOR EACH
                              INVESTMENT DIVISION
--------------------------------------------------------------------------------
See Appendix B.


                                    A-PPA-10

                                    METLIFE
--------------------------------------------------------------------------------

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and other services to corporations and other institutions. Metropolitan Life Insurance Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.




                      METROPOLITAN LIFE SEPARATE ACCOUNT E
--------------------------------------------------------------------------------
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.



                               VARIABLE ANNUITIES
--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income


                                    A-PPA-11

Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY


You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All individual retirement plan(s) ("IRA(s)") receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA such as the availability of a guaranteed income for life or the death benefit.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


We no longer make this Deferred Annuity available, however, current Contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.



AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.



                            YOUR INVESTMENT CHOICES
--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund, and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following
Portfolios: BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.


The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater


                                    A-PPA-12
returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.



               PORTFOLIO                          INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
-------------------------------------- ----------------------------------------- ------------------------------------------
AMERICAN FUNDS(R)
American Funds Bond Portfolio          Seeks as high a level of current          Capital Research and Management
                                       income as is consistent with the          Company
                                       preservation of capital.
American Funds Global Small            Seeks long-term growth of capital.        Capital Research and Management
 Capitalization Portfolio                                                        Company
American Funds Growth Portfolio        Seeks growth of capital.                  Capital Research and Management
                                                                                 Company
American Funds Growth-Income           Seeks long-term growth of capital and     Capital Research and Management
 Portfolio                             income.                                   Company
MET INVESTORS FUND
American Funds(R) Balanced             Seeks a balance between a high level      MetLife Advisers, LLC
 Allocation Portfolio                  of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital.
American Funds(R) Growth Allocation    Seeks growth of capital.                  MetLife Advisers, LLC
 Portfolio
American Funds(R) Moderate             Seeks a high total return in the form     MetLife Advisers, LLC
 Allocation Portfolio                  of income and growth of capital, with
                                       a greater emphasis on income.
Clarion Global Real Estate Portfolio   Seeks total return through investment     MetLife Advisers, LLC
                                       in real estate securities, emphasizing    Sub-Investment Manager: CBRE
                                       both capital appreciation and current     Clarion Securities LLC
                                       income.
ClearBridge Aggressive Growth          Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: ClearBridge
                                                                                 Investments, LLC
Harris Oakmark International           Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: Harris
                                                                                 Associates L.P.
Invesco Mid Cap Value Portfolio        Seeks high total return by investing in   MetLife Advisers, LLC
                                       equity securities of mid-sized            Sub-Investment Manager: Invesco
                                       companies.                                Advisers, Inc.


                                    A-PPA-13

                PORTFOLIO                            INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------------- ----------------------------------------- ------------------------------------------
Invesco Small Cap Growth Portfolio        Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                    Sub-Investment Manager: Invesco
                                                                                    Advisers, Inc.
Loomis Sayles Global Markets              Seeks high total investment return        MetLife Advisers, LLC
 Portfolio                                through a combination of capital          Sub-Investment Manager: Loomis,
                                          appreciation and income.                  Sayles & Company, L.P.
Lord Abbett Bond Debenture Portfolio      Seeks high current income and the         MetLife Advisers, LLC
                                          opportunity for capital appreciation      Sub-Investment Manager: Lord,
                                          to produce a high total return.           Abbett & Co. LLC
Met/Franklin Low Duration Total           Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                         while seeking preservation of             Sub-Investment Manager: Franklin
                                          shareholders' capital.                    Advisers, Inc.
MetLife Asset Allocation 100 Portfolio    Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International Portfolio   Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Sub-Investment Manager:
                                                                                    Massachusetts Financial Services
                                                                                    Company
Morgan Stanley Mid Cap Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: Morgan
                                                                                    Stanley Investment Management Inc.
Oppenheimer Global Equity Portfolio       Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Sub-Investment Manager:
                                                                                    OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond            Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio                                consistent with preservation of capital   Sub-Investment Manager: Pacific
                                          and prudent investment management.        Investment Management Company
                                                                                    LLC
PIMCO Total Return Portfolio              Seeks maximum total return,               MetLife Advisers, LLC
                                          consistent with the preservation of       Sub-Investment Manager: Pacific
                                          capital and prudent investment            Investment Management Company
                                          management.                               LLC
SSgA Growth and Income ETF                Seeks growth of capital and income.       MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: SSgA Funds
                                                                                    Management, Inc.
SSgA Growth ETF Portfolio                 Seeks growth of capital.                  MetLife Advisers, LLC
                                                                                    Sub-Investment Manager: SSgA Funds
                                                                                    Management, Inc.
T. Rowe Price Mid Cap Growth              Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: T. Rowe
                                                                                    Price Associates, Inc.
WMC Large Cap Research Portfolio          Seeks long-term capital appreciation.     MetLife Advisers, LLC
                                                                                    Sub-Investment Manager: Wellington
                                                                                    Management Company, LLP
METROPOLITAN FUND
Baillie Gifford International Stock       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: Baillie
                                                                                    Gifford Overseas Limited
Barclays Aggregate Bond Index             Seeks to track the performance of the     MetLife Advisers, LLC
 Portfolio                                Barclays U.S. Aggregate Bond Index.       Sub-Investment Manager: MetLife
                                                                                    Investment Management, LLC


                                    A-PPA-14

               PORTFOLIO                          INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- ---------------------------------------- ------------------------------------------
BlackRock Bond Income Portfolio         Seeks a competitive total return         MetLife Advisers, LLC
                                        primarily from investing in              Sub-Investment Manager: BlackRock
                                        fixed-income securities.                 Advisors, LLC
BlackRock Capital Appreciation          Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: BlackRock
                                                                                 Advisors, LLC
BlackRock Large Cap Value Portfolio     Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: BlackRock
                                                                                 Advisors, LLC
Frontier Mid Cap Growth Portfolio       Seeks maximum capital appreciation.      MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Frontier
                                                                                 Capital Management Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Jennison
                                                                                 Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from      MetLife Advisers, LLC
 Portfolio                              investments in common stocks or          Sub-Investment Manager: Loomis,
                                        other equity securities.                 Sayles & Company, L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.          MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: Loomis,
                                                                                 Sayles & Company, L.P.
Met/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Artisan
                                                                                 Partners Limited Partnership
MetLife Asset Allocation 20 Portfolio   Seeks a high level of current income,    MetLife Advisers, LLC
                                        with growth of capital as a secondary
                                        objective.
MetLife Asset Allocation 40 Portfolio   Seeks high total return in the form of   MetLife Advisers, LLC
                                        income and growth of capital, with a
                                        greater emphasis on income.
MetLife Asset Allocation 60 Portfolio   Seeks a balance between a high level     MetLife Advisers, LLC
                                        of current income and growth of
                                        capital, with a greater emphasis on
                                        growth of capital.
MetLife Asset Allocation 80 Portfolio   Seeks growth of capital.                 MetLife Advisers, LLC
MetLife Mid Cap Stock Index             Seeks to track the performance of the    MetLife Advisers, LLC
 Portfolio                              Standard & Poor's MidCap 400(R)          Sub-Investment Manager: MetLife
                                        Composite Stock Price Index.             Investment Management, LLC
MetLife Stock Index Portfolio           Seeks to track the performance of the    MetLife Advisers, LLC
                                        Standard & Poor's 500(R) Composite       Sub-Investment Manager: MetLife
                                        Stock Price Index.                       Investment Management, LLC
MFS(R) Total Return Portfolio           Seeks a favorable total return through   MetLife Advisers, LLC
                                        investment in a diversified portfolio.   Sub-Investment Manager:
                                                                                 Massachusetts Financial Services
                                                                                 Company
MFS(R) Value Portfolio                  Seeks capital appreciation.              MetLife Advisers, LLC
                                                                                 Sub-Investment Manager:
                                                                                 Massachusetts Financial Services
                                                                                 Company


                                    A-PPA-15

              PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------ ----------------------------------------- ------------------------------------------
MSCI EAFE(R) Index Portfolio         Seeks to track the performance of the     MetLife Advisers, LLC
                                     MSCI EAFE(R) Index.                       Sub-Investment Manager: MetLife
                                                                               Investment Management, LLC
Neuberger Berman Genesis Portfolio   Seeks high total return, consisting       MetLife Advisers, LLC
                                     principally of capital appreciation.      Sub-Investment Manager: Neuberger
                                                                               Berman Management LLC
Russell 2000(R) Index Portfolio      Seeks to track the performance of the     MetLife Advisers, LLC
                                     Russell 2000(R) Index.                    Sub-Investment Manager: MetLife
                                                                               Investment Management, LLC
T. Rowe Price Large Cap Growth       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                     Sub-Investment Manager: T. Rowe
                                                                               Price Associates, Inc.
T. Rowe Price Small Cap Growth       Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                     Sub-Investment Manager: T. Rowe
                                                                               Price Associates, Inc.
Western Asset Management Strategic   Seeks to maximize total return            MetLife Advisers, LLC
 Bond Opportunities Portfolio        consistent with preservation of           Sub-Investment Manager: Western
                                     capital.                                  Asset Management Company
Western Asset Management             Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio           consistent with preservation of capital   Sub-Investment Manager: Western
                                     and maintenance of liquidity.             Asset Management Company
WMC Balanced Portfolio               Seeks long-term capital appreciation      MetLife Advisers, LLC
                                     with some current income.                 Sub-Investment Manager: Wellington
                                                                               Management Company, LLP
WMC Core Equity Opportunities        Seeks to provide a growing stream of      MetLife Advisers, LLC
 Portfolio                           income over time and, secondarily,        Sub-Investment Manager: Wellington
                                     long-term capital appreciation and        Management Company, LLP
                                     current income.



INVESTMENT CHOICES WHICH ARE FUND OF FUNDS


The following Portfolios available within the Metropolitan Fund and Met Investors Fund, are "fund of funds":


MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio

American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio

SSgA Growth ETF Portfolio

SSgA Growth and Income ETF Portfolio

"Funds of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.


                                    A-PPA-16

ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

   o Your employer, association or other group contract holder limits the available Investment Divisions.

   o   We have restricted the available Investment Divisions.

   o   Some of the Investment Divisions are not approved in your state.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, and American Funds(R).


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)


                                    A-PPA-17

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")



                               DEFERRED ANNUITIES
--------------------------------------------------------------------------------
This Prospectus describes the following Deferred Annuities under which You can accumulate money:


   o   Non-Qualified

   o   Traditional IRAs (Individual Retirement Annuities)

   o   Roth IRAs (Roth Individual Retirement Annuities)

   o SIMPLE IRAs (Savings Incentive Match Plan for Employees Individual Retirement Annuities)

   o   SEPs (Simplified Employee Pensions)

These Deferred Annuities may be issued either to You as an individual or to a group (in which case You are then a participant under the group's Deferred Annuity). Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder.


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.


                                    A-PPA-18

AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.

THE EQUALIZERSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.

You may choose another Index Selector(R) strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

THE ALLOCATORSM: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.

We will terminate all transactions under any automated investment strategy upon notification of your death.

                                    A-PPA-19

PURCHASE PAYMENTS

There is no minimum purchase payment.

You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, -debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


AUTOMATED PURCHASE PAYMENTS

If You purchase -a Traditional IRA, a Roth IRA or a Non-Qualified Deferred Annuity, You may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for You. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for You.


ELECTRONIC APPLICATIONS

When circumstances permit, we may be able to electronically submit your complete initial application to your MetLife Designated Office. If You elect to use this process, our local office or your sales representative will actually transmit the record of your purchase payment and application. Your actual purchase payment, application and other related documents will then be forwarded to your MetLife Designated Office. We may, for certain Deferred Annuities, treat the electronic purchase payment as though we had received payment at your MetLife Designated Office in order to credit and value the purchase payment.

We may do this if:

   o The electronic purchase payment is received at your MetLife Designated Office and accompanied by a properly completed electronic application record; and

   o Your money, application and other documentation are received in Good Order at your MetLife Designated Office within five business days following the transmission of the electronic record. Generally, the electronic record is received at your MetLife Designated Office the business day following its transmission by the sales representative or local office.

If, however, your purchase payment and paper copy of the application are received at your MetLife Designated Office before the electronic record, then your purchase payment will be credited and valued as of the date it is received.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

   o   Federal tax laws;

   o Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;


                                    A-PPA-20

   o Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61;

   o Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;

   o   Leaving your job (for the SEP and SIMPLE Deferred Annuity).


THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

   o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

   o Finally, we multiply the previous Accumulation Unit Value by this result.


EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


  $500
------
          =   50 accumulation units
   $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


TRANSFERS

You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. For us to process a transfer, You must tell us:

   o   The percentage or dollar amount of the transfer;

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

   o The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

   o Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.


                                    A-PPA-21

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

   o   Use our forms;

   o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

   o Transfer a minimum amount if the transfer is in connection with the Allocator.


RESTRICTIONS ON TRANSFERS


RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds


                                    A-PPA-22
our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.


In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


                                    A-PPA-23

ACCESS TO YOUR MONEY


You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

   o   The percentage or dollar amount of the withdrawal; and

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


SYSTEMATIC WITHDRAWAL PROGRAM

If we agree and if approved in your state, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.

SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on


                                    A-PPA-24
the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.


Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


MINIMUM DISTRIBUTION

In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We will terminate your participation in the program upon notification of your death.


ANNUAL CONTRACT FEE

There is no Separate Account Annual Contract Fee.

   o For the Non-Qualified, Traditional IRA, Roth IRA and SEP Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and You are not enrolled in the check-o-matic or automatic payroll deduction programs.

   o For the SIMPLE IRA Deferred Annuity, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than $20,000 and You do not make a purchase payment during the Contract Year.


CHARGES

There are two types of charges You pay while You have money in an Investment
Division:

   o   Insurance-related charge (or Separate Account charge), and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


                                    A-PPA-25

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur because of the Deferred Annuity. - - In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. - If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. - At the present time, however, we are not incurring any such income tax or making any such deductions.



EARLY WITHDRAWAL CHARGES

An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the


                                    A-PPA-26

Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.

For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
           8 & Later                 0%

The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.

GENERAL. We may elect to reduce or eliminate the amount of the early withdrawal Charge when the Contract is sold under circumstances which reduce our sales expenses. Some example are: if there is a large group of individuals that will be purchasing the Contract, or if a prospective purchaser already had a relationship with us.

You do not pay an Early Withdrawal Charge:

   o On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.

   o   On withdrawals of purchase payments You made over seven years ago.

   o If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

   o If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

   o If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

   o If You withdraw up to 10% of your Account Balance each Contract Year. This 10% total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% will You have to pay Early Withdrawal Charges.


                                    A-PPA-27

   o If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.

   o Because You accept an amendment converting your Traditional IRA Deferred Annuity to a Roth IRA Deferred Annuity.

   o Subject to availability in your state, if the Early Withdrawal Charge that would apply if not for this provision (1) would constitute less than 0.50% of your Account Balance and (2) You transfer your total Account Balance to certain eligible contracts issued by MetLife or one of its affiliated companies and we agree.

   o Except in the state of Massachusetts, on your first withdrawal to which an Early Withdrawal Charge would otherwise apply, and either You or your spouse:

   o Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

   o Is diagnosed with a terminal illness and not expected to live more than a year.

   o If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.


WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o   Amounts transferred before January 1, 1996:

       We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original
       Contract:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     5%
               2                     4%
               3                     3%
               4                     2%
               5                     1%
         6 and Beyond                0%

   o   Amounts transferred on or after January 1, 1996:

       o For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original
           Contract:


 AFTER THE TRANSFER     PERCENTAGE
--------------------   -----------
          1                5%
          2                4%
          3                3%
          4                2%
          5                1%
    6 and Beyond           0%

       o If we issued the other Contract less than two years before the date of the transfer or it has a separate

                                    A-PPA-28
           withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.

   o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


FREE LOOK


You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.

Presently, MetLife offers another deferred annuity which has different features and different charges and expenses than the Deferred Annuity. Currently, MetLife is offering holders of the Deferred Annuity the ability to exchange the Deferred Annuity for this other deferred annuity, if certain criteria are met and if we believe the exchange is appropriate. The exchange offer is not approved in all states. Those Contract holders who are interested in receiving more information about the exchange offer should contact their representative.


DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies). If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:


   o   Your Account Balance;

   o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

   o The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


                                    A-PPA-29

If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Deferred Annuity and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.

Your beneficiary may also continue the Traditional IRA Deferred Annuity in your name. In that case the Account Balance is reset to equal the death benefit on the date the beneficiary submits the necessary documentation in Good Order. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). There is no second death benefit payable upon the death of the beneficiary. Your beneficiary may not make additional purchase payments; he or she is permitted to make transfers. Your beneficiary will not bear any Early Withdrawal Charges.



TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. -However, if You annuitize within two years of purchasing the Deferred Annuity, a $350 Contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, You should think about whether You want:

   o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

   o   A fixed dollar payment or a variable payment; and

   o   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option.


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You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).

PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.



                                INCOME ANNUITIES
--------------------------------------------------------------------------------
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuities.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:

o       Non-Qualified
o       Traditional IRA

o       Roth IRA
o       SEP IRA

o       SIMPLE IRA

If You have accumulated amounts in any of your employer's, association's or group's investment vehicles (for example Traditional IRAs, Roth IRAs, 401(k)s, Keoghs, 401(a)s, 403(b)s or 457s or SIMPLE IRAs after two years), your lump sum rollover or transfer from that investment vehicle may be used to purchase an appropriate Income Annuity as long as applicable Federal income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES

Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

   o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

   o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

   o Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

   o   The amount of income You need;

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   o   The amount You expect to receive from other sources;

   o   The growth potential of other investments; and

   o   How long You would like your income to last.

Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the



                                    A-PPA-32
annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT


Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION


You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS


AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS

Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income


                                    A-PPA-33
payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

   o First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

   o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

   o   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, You must tell us:

   o   The percentage of the income payment to be reallocated;

   o The Investment Divisions from which You want the income payment to be reallocated; and

   o The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.


                                    A-PPA-34

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were


                                    A-PPA-35

(1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures


                                    A-PPA-36
because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



CONTRACT FEE

At one time $350 Contract fee is taken from your purchase payment when You purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the Investment Divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.


CHARGES

There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:

   o   Insurance-related charge (or Separate Account charge); and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


                                    A-PPA-37

INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. - In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. - If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. - At the present time, however, we are not incurring any such income tax or making any such deductions.



FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.

If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.



                              GENERAL INFORMATION
--------------------------------------------------------------------------------
ADMINISTRATION


All transactions will be processed in the manner described below.


PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office -or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.


                                    A-PPA-38

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

   o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

   o   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, You may receive additional information from us about the Income Annuity. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

   o   Account Balance

   o   Unit Values

   o   Current rates for the Fixed Interest Account

   o   Transfers

                                    A-PPA-39

   o   Changes to investment strategies

   o   Changes in the allocation of future purchase payments.

For your Deferred Annuity in the pay-out phase or Income Annuity, You may obtain information and initiate transactions through our toll-free number, 1-800-638-7732. Our customer service consultants are available by telephone between 8 a.m. and 6 p.m. Eastern Time each business day.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

   o any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

   o any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim it with the proper documentation. To prevent Your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age -or sex (where permitted) of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age -or sex


                                    A-PPA-40

(where permitted) of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age -and sex (where permitted).

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

   o rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

   o during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE

We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.


YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account


                                    A-PPA-41
that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

   o   To operate the Separate Account in any form permitted by law.

   o To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.


                                    A-PPA-42

   o To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

   o To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

   o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

   o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


VOTING RIGHTS

Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund, or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

The shares for which voting instructions are received, and

The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES

MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their



                                    A-PPA-43
registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


The Deferred Annuities are sold through MetLife licensed sales representatives who are associates with our affiliated broker-dealers MetLife Securities, Inc. ("MSI") and New England Securities Corporation ("NES"), which are paid compensation for promotion and sale for the Deferred Annuities. MSI and NES are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker dealers. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings,



                                    A-PPA-44
providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.

We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the following Portfolios for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity and Income
Annuity: the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio, the American Funds Bond Portfolio the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio.


FINANCIAL STATEMENTS


Our financial statements and the financial statements of the Separate Account have been included in the SAI.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY


We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Federal tax law may impose additional restrictions on our right to cancel your IRA and Roth IRA Deferred Annuity. Early Withdrawal Charges may apply.

We will not terminate any Contract if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.



                                  INCOME TAXES

--------------------------------------------------------------------------------
INTRODUCTION


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 ("ERISA").

We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.



                                    A-PPA-45

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


NON-QUALIFIED ANNUITY CONTRACTS


A "non-qualified" annuity Contract discussed here assumes the Contract is an annuity Contract for Federal income tax purposes, but the Contract is not held in a tax qualified "plan" defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.


INVESTOR CONTROL


In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.


ACCUMULATION

Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, either as surrenders, partial withdrawals or income payments. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person.

In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees would be considered a non-natural owner and the annual increase in the Account Balance would be subject to current income taxation.

SURRENDERS OR WITHDRAWALS - EARLY DISTRIBUTION

If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim the loss on your Federal income taxes as a miscellaneous itemized deduction.

The portion of any withdrawal or distribution from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal or distribution is taken prior to You reaching age 59 1/2, unless the distribution was made:

   (a)        on account of your death or disability,

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or

   (c) under certain immediate income annuities providing for substantially equal payments made at least annually.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

TREATMENT OF SEPARATE ACCOUNT CHARGES


                                    A-PPA-46

It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.

AGGREGATION

If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year (after October 21, 1988), the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).

EXCHANGES/TRANSFERS

The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The exchange for another annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). The opportunity to make partial annuity exchanges was provided by the IRS in 2011 and some ramifications of such an exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.

A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.


DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).

After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date. If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.


TAXATION OF PAYMENTS IN ANNUITY FORM

When payments are received from the Contract in the form of an annuity, normally the annuity payments are taxable as ordinary income to the extent that payments exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio of a Contract is determined at the time the Contract's



                                    A-PPA-47
accumulated value is converted to an annuity form of distribution. Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You are expected to receive based on IRS rules which consider such factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to You and the IRS.

Once You have recovered the investment in the Contract, further annuity payments are fully taxable. If You die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, You may not be able to make transfer withdrawals to another non-qualified annuity contract or a long-term care contract in a tax-free exchange.

If You receive payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.

3.8% TAX ON NET INVESTMENT INCOME

   (1)   Federal tax law imposes a 3.8% Medicare tax on the lesser of:

   (2) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.


Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.

The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.



                                    A-PPA-48

QUALIFIED ANNUITY CONTRACTS


INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

ACCUMULATION

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution are limited under qualified plans. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below which are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established as "pay-outs" of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA. - For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

TAXATION OF ANNUITY DISTRIBUTIONS

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings are free from Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS PRIOR TO AGE 59 1/2


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A taxable withdrawal or distribution from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan Contracts if the distribution occurs within the first 2 years of your participation in the plan.

These exceptions include distributions made:

   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.

You may make rollovers and direct transfers into your SIMPLE IRA annuity Contract from another SIMPLE IRA annuity contract or account. - No other rollovers or transfers can be made to your SIMPLE IRA. - Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. - After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.

Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements, or

   (b)        financial hardship.

20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You assign or transfer a withdrawal from this Contract directly into another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules which determine the withholding amounts.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).



                                    A-PPA-50

Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date). If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. For required minimum distributions following the death of the annuitant of a qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

If your spouse is your beneficiary, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Alternatively, if your spouse is your sole beneficiary, he or she may elect to rollover the death proceeds into his or her own IRA.

If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, You must begin receiving retirement plan withdrawals by April 1 following the latter of:

   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.

A tax penalty of 50% applies to the amount by which the required minimum distribution exceeds the actual distribution.

You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. For SIMPLE IRAs, the aggregate amount of the required distribution may be taken from any one or more of your SIMPLE IRAs.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.



                                    A-PPA-51

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.

Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under other IRAs do apply to Roth IRAs.


ADDITIONAL INFORMATION REGARDING IRAS

PURCHASE PAYMENTS

Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.

WITHDRAWALS

If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 and upon your death, disability or qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION

Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.

A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.

DISTINCTION FOR PUERTO RICO CODE -


                                    A-PPA-52

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. - To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. - A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. - The plan contributions by the employer are not required to be included in the current income of the employee.


DISTRIBUTIONS


Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. - Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. - Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. - A special rate of 10% may apply instead, if the plan satisfies the following requirements: -

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and -

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. - The three-year period includes the year of the distribution and the two immediately preceding years. - In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. - Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.

ROLLOVER

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA CONSIDERATIONS

In the context of a Puerto Rico qualified retirement plan trust, the IRS has recently held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA
Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of



                                    A-PPA-53
domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction, like Puerto Rico, that does not recognize same-sex marriage.




                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.



                                    A-PPA-54

                                  APPENDIX A
--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                          NON-QUALIFIED
                            QUALIFIED       DEFERRED
                            DEFERRED        ANNUITIES
                           AND INCOME      AND INCOME
                            ANNUITIES       ANNUITIES
                          ------------   --------------
California(1)..........      0.5%            2.35%
Florida(2).............      1.0%             1.0%
Maine(3)...............      0.0%             2.0%
Nevada(4)..............      0.0%             3.5%
Puerto Rico(5).........      1.0%             1.0%
South Dakota(6)........      0.0%            1.25%
West Virginia..........      1.0%             1.0%
Wyoming(4).............      0.0%             1.0%


------------

1 California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).

2 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.

3  Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4  Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5 We will no deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.
6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).


                                    A-PPA-55

                                 APPENDIX A-1
--------------------------------------------------------------------------------
                ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS


The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.


PORTFOLIO MERGERS



               FORMER PORTFOLIO                             NEW PORTFOLIO
--------------------------------------------- ----------------------------------------
MET INVESTORS FUND                            MET INVESTORS FUND
 ClearBridge Aggressive Growth Portfolio II   ClearBridge Aggressive Growth Portfolio
MET INVESTORS FUND                            METROPOLITAN FUND
 MetLife Growth Strategy Portfolio            MetLife Asset Allocation 80 Portfolio


PORTFOLIO NAME CHANGES



                    FORMER PORTFOLIO                                    NEW PORTFOLIO
-------------------------------------------------------- -------------------------------------------
MET INVESTORS FUND                                       MET INVESTORS FUND
 BlackRock Large Cap Core Portfolio                      WMC Large Cap Research Portfolio
 Janus Forty Portfolio                                   ClearBridge Aggressive Growth Portfolio II
 Lord Abbett Mid Cap Value Portfolio                     Invesco Mid Cap Value Portfolio
 MetLife Aggressive Strategy Portfolio                   MetLife Asset Allocation 100 Portfolio
METROPOLITAN FUND                                        METROPOLITAN FUND
 BlackRock Diversified Portfolio                         WMC Balanced Portfolio
 Davis Venture Value Portfolio                           WMC Core Equity Opportunities Portfolio
 MetLife Conservative Allocation Portfolio               MetLife Asset Allocation 20 Portfolio
 MetLife Conservative to Moderate Allocation Portfolio   MetLife Asset Allocation 40 Portfolio
 MetLife Moderate Allocation Portfolio                   MetLife Asset Allocation 60 Portfolio
 MetLife Moderate to Aggressive Allocation Portfolio     MetLife Asset Allocation 80 Portfolio



                                    A-PPA-56

                                  APPENDIX B
--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008    10.00
                                                                                 2009     7.01
                                                                                 2010     8.96
                                                                                 2011     9.93
                                                                                 2012     9.60
                                                                                 2013    10.76
American Funds Bond Investment Division (Class 2) (5/1/2006).................... 2006    15.03
                                                                                 2007    15.80
                                                                                 2008    16.12
                                                                                 2009    14.43
                                                                                 2010    16.05
                                                                                 2011    16.88
                                                                                 2012    17.69
                                                                                 2013    18.41
American Funds Global Small Capitalization Investment Division (Class 2)........ 2004    16.52
                                                                                 2005    19.72
                                                                                 2006    24.41
                                                                                 2007    29.92
                                                                                 2008    35.88
                                                                                 2009    16.47
                                                                                 2010    26.24
                                                                                 2011    31.72
                                                                                 2012    25.33
                                                                                 2013    29.57
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008     9.99
                                                                                 2009     6.36
                                                                                 2010     8.42
                                                                                 2011     9.44
                                                                                 2012     8.89
                                                                                 2013    10.19
American Funds Growth Investment Division (Class 2)............................. 2004   119.07
                                                                                 2005   132.29
                                                                                 2006   151.82
                                                                                 2007   165.27
                                                                                 2008   183.38
                                                                                 2009   101.48
                                                                                 2010   139.73
                                                                                 2011   163.80
                                                                                 2012   154.87
                                                                                 2013   180.32
American Funds Growth-Income Investment Division (Class 2)...................... 2004    92.66
                                                                                 2005   101.01
                                                                                 2006   105.58
                                                                                 2007   120.14
                                                                                 2008   124.63
                                                                                 2009    76.50
                                                                                 2010    99.17
                                                                                 2011   109.15
                                                                                 2012   105.83
                                                                                 2013   122.80
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008    10.01
                                                                                 2009     7.69
                                                                                 2010     9.37
                                                                                 2011    10.17
                                                                                 2012    10.07
                                                                                 2013    11.02



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008).....................................................................   7.01               639
                                                                                   8.96             1,145
                                                                                   9.93             1,406
                                                                                   9.60             1,340
                                                                                  10.76             1,271
                                                                                  12.60             1,404
American Funds Bond Investment Division (Class 2) (5/1/2006)....................  15.80               836
                                                                                  16.12             2,210
                                                                                  14.43             1,475
                                                                                  16.05             1,346
                                                                                  16.88             1,181
                                                                                  17.69               998
                                                                                  18.41               945
                                                                                  17.79               789
American Funds Global Small Capitalization Investment Division (Class 2)........  19.72             3,455
                                                                                  24.41             4,904
                                                                                  29.92             5,888
                                                                                  35.88             6,596
                                                                                  16.47             5,184
                                                                                  26.24             4,852
                                                                                  31.72             4,325
                                                                                  25.33             3,639
                                                                                  29.57             3,112
                                                                                  37.47             2,827
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008).....................................................................   6.36               428
                                                                                   8.42               871
                                                                                   9.44             1,048
                                                                                   8.89             1,060
                                                                                  10.19             1,062
                                                                                  12.60             1,103
American Funds Growth Investment Division (Class 2)............................. 132.29             1,843
                                                                                 151.82             2,086
                                                                                 165.27             2,172
                                                                                 183.38             2,075
                                                                                 101.48             1,819
                                                                                 139.73             1,629
                                                                                 163.80             1,450
                                                                                 154.87             1,276
                                                                                 180.32             1,124
                                                                                 231.72             1,021
American Funds Growth-Income Investment Division (Class 2)...................... 101.01             2,228
                                                                                 105.58             2,335
                                                                                 120.14             2,349
                                                                                 124.63             2,240
                                                                                  76.50             1,886
                                                                                  99.17             1,651
                                                                                 109.15             1,481
                                                                                 105.83             1,303
                                                                                 122.80             1,157
                                                                                 161.93             1,048
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008).....................................................................   7.69               672
                                                                                   9.37             1,228
                                                                                  10.17             1,382
                                                                                  10.07             1,312
                                                                                  11.02             1,270
                                                                                  12.36             1,251


                                    A-PPA-57

                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
Baillie Gifford International Stock Investment Division (Class A)......... 2004   13.26          15.48              10,579
                                                                           2005   15.48          18.04               9,759
                                                                           2006   18.04          20.76               9,148
                                                                           2007   20.76          22.62               8,331
                                                                           2008   22.62          12.48               7,317
                                                                           2009   12.48          15.06               6,530
                                                                           2010   15.06          15.95               5,890
                                                                           2011   15.95          12.62               5,448
                                                                           2012   12.62          14.90               4,833
                                                                           2013   14.90          17.00               4,382
Barclays Aggregate Bond Index Investment Division (Class A) (formerly
Barclays Capital Aggregate Bond Index Investment Division (Class A))...... 2004   12.82          13.18              22,529
                                                                           2005   13.18          13.29              21,998
                                                                           2006   13.29          13.67              20,187
                                                                           2007   13.67          14.42              18,228
                                                                           2008   14.42          15.10              12,890
                                                                           2009   15.10          15.69              12,201
                                                                           2010   15.69          16.43              11,134
                                                                           2011   16.43          17.45               9,659
                                                                           2012   17.45          17.90               9,090
                                                                           2013   17.90          17.27               9,080
BlackRock Bond Income Investment Division (Class A)....................... 2004   24.52          25.29              13,470
                                                                           2005   25.29          25.58              12,155
                                                                           2006   25.58          26.38              10,383
                                                                           2007   26.38          27.69               8,979
                                                                           2008   27.69          26.41               7,220
                                                                           2009   26.41          28.56               6,226
                                                                           2010   28.56          30.56               5,563
                                                                           2011   30.56          32.17               4,813
                                                                           2012   32.17          34.17               4,306
                                                                           2013   34.17          33.49               3,876
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E))
(5/1/2004)................................................................ 2004   10.07          11.06                 130
                                                                           2005   11.06          11.67                 248
                                                                           2006   11.67          11.99                 399
                                                                           2007   11.99          14.03                 686
                                                                           2008   14.03           8.78                 923
                                                                           2009    8.78          11.85                 826
                                                                           2010   11.85          14.01                 733
                                                                           2011   14.01          12.58                 739
                                                                           2012   12.58          14.19                 653
                                                                           2013   14.19          18.78                 582
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E) and
before that FI Large Cap Investment Division (Class E)) (5/1/2006)........ 2006   17.52          17.75                  45
                                                                           2007   17.75          18.19                  73
                                                                           2008   18.19           9.90                  89
                                                                           2009    9.90          10.32                   0
BlackRock Diversified Investment Division (Class A)....................... 2004   27.15          29.10              42,486
                                                                           2005   29.10          29.62              36,986
                                                                           2006   29.62          32.33              31,232
                                                                           2007   32.33          33.82              26,632
                                                                           2008   33.82          25.12              21,582
                                                                           2009   25.12          29.10              18,577
                                                                           2010   29.10          31.52              16,421
                                                                           2011   31.52          32.31              14,468
                                                                           2012   32.31          35.87              12,969
                                                                           2013   35.87          42.72              11,682
BlackRock Large Cap Core Investment Division* (Class A)................... 2007   37.61          38.04              23,220
                                                                           2008   38.04          23.62              19,811
                                                                           2009   23.62          27.86              17,618
                                                                           2010   27.86          31.02              15,757
                                                                           2011   31.02          30.80              14,126
                                                                           2012   30.80          34.58              12,684
                                                                           2013   34.58          45.98              11,377
BlackRock Large Cap Core Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))........................ 2004   28.61          31.32              37,879
                                                                           2005   31.32          32.05              32,659
                                                                           2006   32.05          36.12              27,458
                                                                           2007   36.12          37.93                   0


                                    A-PPA-58

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
BlackRock Large Cap Value Investment Division (Class E).................... 2004    10.60          11.87             1,486
                                                                            2005    11.87          12.39             1,365
                                                                            2006    12.39          14.59             3,032
                                                                            2007    14.59          14.88             2,963
                                                                            2008    14.88           9.54             2,500
                                                                            2009     9.54          10.48             2,137
                                                                            2010    10.48          11.28             1,827
                                                                            2011    11.28          11.38             1,647
                                                                            2012    11.38          12.83             1,511
                                                                            2013    12.83          16.72             1,502
Clarion Global Real Estate Investment Division (Class E) (5/1/2004)........ 2004     9.99          12.86             1,461
                                                                            2005    12.86          14.41             3,143
                                                                            2006    14.41          19.58             5,319
                                                                            2007    19.58          16.47             3,834
                                                                            2008    16.47           9.48             3,084
                                                                            2009     9.48          12.64             2,586
                                                                            2010    12.64          14.50             2,308
                                                                            2011    14.50          13.55             2,071
                                                                            2012    13.55          16.88             1,888
                                                                            2013    16.88          17.28             1,880
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A))......... 2004     6.82           7.33             1,574
                                                                            2005     7.33           8.24             1,656
                                                                            2006     8.24           8.01             1,614
                                                                            2007     8.01           8.12             1,369
                                                                            2008     8.12           4.89             1,212
                                                                            2009     4.89           6.45             1,092
                                                                            2010     6.45           7.90             1,034
                                                                            2011     7.90           8.08             1,779
                                                                            2012     8.08           9.49             1,745
                                                                            2013     9.49          13.68             2,124
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))......... 2006     9.61          10.33             1,119
                                                                            2007    10.33           9.62               969
                                                                            2008     9.62           4.33               896
                                                                            2009     4.33           5.89               819
                                                                            2010     5.89           6.28               724
                                                                            2011     6.28           6.68                 0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A)).......... 2004     7.92           8.71             1,131
                                                                            2005     8.71           9.22             1,085
                                                                            2006     9.22           9.66             1,085
ClearBridge Aggressive Growth II Investment Division (Class E) (formerly
Janus Forty Investment Division (Class E)) (4/30/2007)..................... 2007   155.59         191.21                69
                                                                            2008   191.21         109.63               221
                                                                            2009   109.63         154.85               253
                                                                            2010   154.85         167.49               206
                                                                            2011   167.49         153.11               154
                                                                            2012   153.11         185.46               161
                                                                            2013   185.46         236.12               134
Davis Venture Value Investment Division (Class A).......................... 2004    28.84          32.01             3,050
                                                                            2005    32.01          34.87             3,698
                                                                            2006    34.87          39.46             3,990
                                                                            2007    39.46          40.76             3,839
                                                                            2008    40.76          24.41             3,308
                                                                            2009    24.41          31.83             2,967
                                                                            2010    31.83          35.21             2,670
                                                                            2011    35.21          33.37             2,317
                                                                            2012    33.37          37.20             2,038
                                                                            2013    37.20          49.13             1,818


                                    A-PPA-59

                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
Frontier Mid Cap Growth Investment Division (Class A) (formerly BlackRock
Aggressive Growth Investment Division (Class A)).............................. 2004   24.88          27.76              22,464
                                                                               2005   27.76          30.35              19,773
                                                                               2006   30.35          31.99              17,109
                                                                               2007   31.99          38.10              14,889
                                                                               2008   38.10          20.42              13,191
                                                                               2009   20.42          30.14              11,924
                                                                               2010   30.14          34.33              10,712
                                                                               2011   34.33          32.89               9,662
                                                                               2012   32.89          36.05               8,681
                                                                               2013   36.05          47.27               7,813
Harris Oakmark International Investment Division (Class E).................... 2004   11.82          14.09               1,793
                                                                               2005   14.09          15.90               3,247
                                                                               2006   15.90          20.26               4,690
                                                                               2007   20.26          19.81               4,338
                                                                               2008   19.81          11.57               2,947
                                                                               2009   11.57          17.75               3,145
                                                                               2010   17.75          20.43               2,911
                                                                               2011   20.43          17.33               2,605
                                                                               2012   17.33          22.13               2,315
                                                                               2013   22.13          28.55               2,340
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A)).................................. 2012   26.76          27.57               4,141
                                                                               2013   27.57          35.58               3,703
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A)).................................. 2004   18.28          22.20              10,311
                                                                               2005   22.20          24.61              11,157
                                                                               2006   24.61          27.09               9,645
                                                                               2007   27.09          27.68               8,313
                                                                               2008   27.68          14.39               6,842
                                                                               2009   14.39          21.06               5,950
                                                                               2010   21.06          26.27               5,458
                                                                               2011   26.27          24.28               4,789
                                                                               2012   24.28          26.89                   0
Invesco Small Cap Growth Investment Division (Class E)........................ 2004   11.68          12.30                 323
                                                                               2005   12.30          13.17                 359
                                                                               2006   13.17          14.87                 412
                                                                               2007   14.87          16.33                 483
                                                                               2008   16.33           9.88                 408
                                                                               2009    9.88          13.08                 368
                                                                               2010   13.08          16.32                 307
                                                                               2011   16.32          15.96                 341
                                                                               2012   15.96          18.65                 279
                                                                               2013   18.65          25.86                 300
Jennison Growth Investment Division (Class A)................................. 2005    4.12           4.98               5,029
                                                                               2006    4.98           5.05               4,487
                                                                               2007    5.05           5.57               3,673
                                                                               2008    5.57           3.50               3,172
                                                                               2009    3.50           4.84               3,232
                                                                               2010    4.84           5.33               2,908
                                                                               2011    5.33           5.29               2,644
                                                                               2012    5.29           6.05               3,023
                                                                               2013    6.05           8.20               2,695
Jennison Growth Investment Division (Class A) (formerly Met/Putnam
Voyager Investment Division (Class A))........................................ 2004    4.31           4.47               5,450
                                                                               2005    4.47           4.08               2,161
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class E) (5/1/2005))................ 2005   10.02          10.90                  65
                                                                               2006   10.90          11.60                 164
                                                                               2007   11.60          13.11                 378
                                                                               2008   13.11           7.00                 345
                                                                               2009    7.00           9.95                 398
                                                                               2010    9.95          10.76                 327
                                                                               2011   10.76          10.51                 283
                                                                               2012   10.51          11.82                   0
Loomis Sayles Global Markets Investment Division (Class B) (4/29/2013)........ 2013   13.12          14.44                 455


                                    A-PPA-60

                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008).................. 2008    9.99
                                                                                 2009    7.99
                                                                                 2010   10.09
                                                                                 2011   11.14
                                                                                 2012   11.24
                                                                                 2013   12.49
Loomis Sayles Small Cap Core Investment Division (Class A)...................... 2004   24.00
                                                                                 2005   27.58
                                                                                 2006   29.13
                                                                                 2007   33.58
                                                                                 2008   37.11
                                                                                 2009   23.49
                                                                                 2010   30.22
                                                                                 2011   38.07
                                                                                 2012   37.82
                                                                                 2013   42.79
Loomis Sayles Small Cap Growth Investment Division (Class A).................... 2004    8.98
                                                                                 2005    9.88
                                                                                 2006   10.22
                                                                                 2007   11.10
                                                                                 2008   11.46
                                                                                 2009    6.66
                                                                                 2010    8.55
                                                                                 2011   11.12
                                                                                 2012   11.31
                                                                                 2013   12.42
Lord Abbett Bond Debenture Investment Division (Class A)........................ 2004   12.57
                                                                                 2005   13.46
                                                                                 2006   13.54
                                                                                 2007   14.62
                                                                                 2008   15.43
                                                                                 2009   12.43
                                                                                 2010   16.84
                                                                                 2011   18.83
                                                                                 2012   19.49
                                                                                 2013   21.79
Met/Artisan Mid Cap Value Investment Division (Class A)......................... 2004   31.61
                                                                                 2005   34.32
                                                                                 2006   37.28
                                                                                 2007   41.41
                                                                                 2008   38.10
                                                                                 2009   20.32
                                                                                 2010   28.41
                                                                                 2011   32.28
                                                                                 2012   34.04
                                                                                 2013   37.61
Met/Franklin Low Duration Total Return Investment Division (Class B)
(5/2/2011)...................................................................... 2011    9.98
                                                                                 2012    9.77
                                                                                 2013   10.08
MetLife Aggressive Strategy Investment Division (Class A) (5/2/2011)............ 2011   12.48
                                                                                 2012   10.71
                                                                                 2013   12.39
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 2005    9.99
                                                                                 2006   11.17
                                                                                 2007   12.81
                                                                                 2008   13.09
                                                                                 2009    7.72
                                                                                 2010   10.06
                                                                                 2011   11.51
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 2005    9.99
                                                                                 2006   10.32
                                                                                 2007   10.93
                                                                                 2008   11.42
                                                                                 2009    9.69
                                                                                 2010   11.55
                                                                                 2011   12.59
                                                                                 2012   12.87
                                                                                 2013   13.92



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008)..................  7.99                115
                                                                                 10.09                244
                                                                                 11.14                301
                                                                                 11.24                367
                                                                                 12.49                468
                                                                                 13.05                  0
Loomis Sayles Small Cap Core Investment Division (Class A)...................... 27.58                827
                                                                                 29.13                863
                                                                                 33.58              1,062
                                                                                 37.11              1,141
                                                                                 23.49                946
                                                                                 30.22                815
                                                                                 38.07                707
                                                                                 37.82                661
                                                                                 42.79                577
                                                                                 59.62                560
Loomis Sayles Small Cap Growth Investment Division (Class A)....................  9.88              1,935
                                                                                 10.22              1,816
                                                                                 11.10              1,738
                                                                                 11.46              1,448
                                                                                  6.66              1,171
                                                                                  8.55              1,075
                                                                                 11.12              1,029
                                                                                 11.31              1,321
                                                                                 12.42                916
                                                                                 18.24              1,071
Lord Abbett Bond Debenture Investment Division (Class A)........................ 13.46              5,243
                                                                                 13.54              5,165
                                                                                 14.62              5,043
                                                                                 15.43              4,832
                                                                                 12.43              3,676
                                                                                 16.84              3,292
                                                                                 18.83              2,945
                                                                                 19.49              2,536
                                                                                 21.79              2,356
                                                                                 23.28              2,242
Met/Artisan Mid Cap Value Investment Division (Class A)......................... 34.32              5,348
                                                                                 37.28              5,416
                                                                                 41.41              4,400
                                                                                 38.10              3,630
                                                                                 20.32              2,860
                                                                                 28.41              2,472
                                                                                 32.28              2,154
                                                                                 34.04              1,908
                                                                                 37.61              1,696
                                                                                 50.84              1,588
Met/Franklin Low Duration Total Return Investment Division (Class B)
(5/2/2011)......................................................................  9.77                 30
                                                                                 10.08                105
                                                                                 10.07                253
MetLife Aggressive Strategy Investment Division (Class A) (5/2/2011)............ 10.71              1,275
                                                                                 12.39              1,311
                                                                                 15.88              1,332
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 11.17                143
                                                                                 12.81                628
                                                                                 13.09              1,037
                                                                                  7.72              1,047
                                                                                 10.06              1,178
                                                                                 11.51              1,329
                                                                                 12.50                  0
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 10.32                188
                                                                                 10.93                774
                                                                                 11.42              1,576
                                                                                  9.69              1,715
                                                                                 11.55              1,625
                                                                                 12.59              2,027
                                                                                 12.87              2,105
                                                                                 13.92              2,055
                                                                                 14.36              1,866


                                    A-PPA-61

                                                                                                                       NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
                                                                                        ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Conservative to Moderate Allocation Investment Division (Class A)
(5/1/2005)..................................................................... 2005    9.99          10.55                 824
                                                                                2006   10.55          11.44               2,444
                                                                                2007   11.44          11.87               4,103
                                                                                2008   11.87           9.21               3,893
                                                                                2009    9.21          11.28               3,832
                                                                                2010   11.28          12.46               3,825
                                                                                2011   12.46          12.46               3,616
                                                                                2012   12.46          13.75               3,521
                                                                                2013   13.75          15.10               3,459
MetLife Growth Strategy Investment Division (Class B) (4/29/2013).............. 2013   11.72          13.37                 275
MetLife Growth Strategy Investment Division (Class B) (formerly Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (4/28/2008)......... 2008    9.99           7.04                 124
                                                                                2009    7.04           8.94                 177
                                                                                2010    8.94           9.71                 218
                                                                                2011    9.71           9.42                 256
                                                                                2012    9.42          10.81                 255
                                                                                2013   10.81          11.64                   0
MetLife Mid Cap Stock Index Investment Division (Class A)...................... 2004   11.61          13.30               9,542
                                                                                2005   13.30          14.75               9,545
                                                                                2006   14.75          16.04               9,101
                                                                                2007   16.04          17.08               8,404
                                                                                2008   17.08          10.76               7,317
                                                                                2009   10.76          14.56               6,375
                                                                                2010   14.56          18.17               5,755
                                                                                2011   18.17          17.60               5,067
                                                                                2012   17.60          20.45               4,551
                                                                                2013   20.45          26.89               4,303
MetLife Moderate Allocation Investment Division (Class A) (5/1/2005)........... 2005    9.99          10.77               1,278
                                                                                2006   10.77          11.93               4,488
                                                                                2007   11.93          12.32               8,150
                                                                                2008   12.32           8.71               7,924
                                                                                2009    8.71          10.91               8,271
                                                                                2010   10.91          12.23               8,534
                                                                                2011   12.23          11.94               8,452
                                                                                2012   11.94          13.38               8,205
                                                                                2013   13.38          15.64               8,254
MetLife Moderate to Aggressive Allocation Investment Division (Class A)
(5/1/2005)..................................................................... 2005    9.99          11.00                 653
                                                                                2006   11.00          12.44               2,721
                                                                                2007   12.44          12.79               4,670
                                                                                2008   12.79           8.22               4,739
                                                                                2009    8.22          10.51               5,319
                                                                                2010   10.51          11.92               5,394
                                                                                2011   11.92          11.36               5,351
                                                                                2012   11.36          12.99               5,221
                                                                                2013   12.99          15.98               5,355
MetLife Stock Index Investment Division (Class A).............................. 2004   33.38          36.44              67,005
                                                                                2005   36.44          37.66              61,189
                                                                                2006   37.66          42.95              53,415
                                                                                2007   42.95          44.63              46,793
                                                                                2008   44.63          27.73              41,165
                                                                                2009   27.73          34.57              36,386
                                                                                2010   34.57          39.21              32,752
                                                                                2011   39.21          39.44              29,372
                                                                                2012   39.44          45.09              26,401
                                                                                2013   45.09          58.80              23,707
MFS(R) Research International Investment Division (Class A).................... 2004    9.96          11.77               1,281
                                                                                2005   11.77          13.58               1,544
                                                                                2006   13.58          17.02               3,004
                                                                                2007   17.02          19.10               3,266
                                                                                2008   19.10          10.89               3,093
                                                                                2009   10.89          14.19               2,576
                                                                                2010   14.19          15.65               2,138
                                                                                2011   15.65          13.85               1,897
                                                                                2012   13.85          16.00               1,669
                                                                                2013   16.00          18.90               1,512


                                    A-PPA-62

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
MFS(R) Total Return Investment Division (Class E) (5/1/2004)............... 2004   10.04          10.93                 541
                                                                            2005   10.93          11.12               1,421
                                                                            2006   11.12          12.30               1,656
                                                                            2007   12.30          12.66               1,844
                                                                            2008   12.66           9.72               1,503
                                                                            2009    9.72          11.37               1,276
                                                                            2010   11.37          12.34               1,121
                                                                            2011   12.34          12.47                 984
                                                                            2012   12.47          13.72                 905
                                                                            2013   13.72          16.10                 899
MFS(R) Value Investment Division (Class A)................................. 2004   12.18          13.40              18,015
                                                                            2005   13.40          13.05              16,233
                                                                            2006   13.05          15.23              13,096
                                                                            2007   15.23          14.47              11,260
                                                                            2008   14.47           9.51               9,015
                                                                            2009    9.51          11.35               7,889
                                                                            2010   11.35          12.49               7,055
                                                                            2011   12.49          12.44               6,320
                                                                            2012   12.44          14.33               5,679
                                                                            2013   14.33          19.22               5,862
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class E))............................................. 2004   23.83          26.72                 294
                                                                            2005   26.72          29.18                 561
                                                                            2006   29.18          32.21                 728
                                                                            2007   32.21          33.09                 576
                                                                            2008   33.09          19.93                 444
                                                                            2009   19.93          23.94                 367
                                                                            2010   23.94          27.06                 320
                                                                            2011   27.06          25.04                 290
                                                                            2012   25.04          28.59                 265
                                                                            2013   28.59          31.50                   0
MFS(R) Value Investment Division (Class A) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (4/28/2008).......................... 2008    9.99           6.60                  74
                                                                            2009    6.60           8.15                 155
                                                                            2010    8.15           8.93                 259
                                                                            2011    8.93           8.77                 328
                                                                            2012    8.77           9.87                 309
                                                                            2013    9.87          10.82                   0
Morgan Stanley Mid Cap Growth Investment Division (Class A)................ 2010   13.70          15.94              15,840
                                                                            2011   15.94          14.70              14,266
                                                                            2012   14.70          15.90              12,904
                                                                            2013   15.90          21.88              11,673
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A))....................... 2004   14.83          17.16              34,048
                                                                            2005   17.16          18.13              29,784
                                                                            2006   18.13          20.03              25,415
                                                                            2007   20.03          21.43              21,648
                                                                            2008   21.43           9.46              19,350
                                                                            2009    9.46          12.50              17,589
                                                                            2010   12.50          13.55                   0
MSCI EAFE(R) Index Investment Division (Class A)........................... 2004    9.72          11.49              10,709
                                                                            2005   11.49          12.85              10,291
                                                                            2006   12.85          15.96              10,009
                                                                            2007   15.96          17.47               9,691
                                                                            2008   17.47           9.99               9,244
                                                                            2009    9.99          12.70               8,280
                                                                            2010   12.70          13.57               7,632
                                                                            2011   13.57          11.73               7,318
                                                                            2012   11.73          13.71               6,461
                                                                            2013   13.71          16.50               6,022
Neuberger Berman Genesis Investment Division (Class A)..................... 2004   16.16          18.41              18,477
                                                                            2005   18.41          18.94              16,020
                                                                            2006   18.94          21.84              13,598
                                                                            2007   21.84          20.82              11,482
                                                                            2008   20.82          12.67               9,126
                                                                            2009   12.67          14.16               8,002
                                                                            2010   14.16          17.00               7,015
                                                                            2011   17.00          17.77               6,170
                                                                            2012   17.77          19.31               5,472
                                                                            2013   19.31          26.42               5,236


                                    A-PPA-63

                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA Mid
Cap Investment Division (Class E))............................................ 2004   12.10          13.68                 970
                                                                               2005   13.68          14.62               1,005
                                                                               2006   14.62          16.57                 995
                                                                               2007   16.57          15.94               1,142
                                                                               2008   15.94           9.72                 826
                                                                               2009    9.72          13.14                 718
                                                                               2010   13.14          15.98                 630
                                                                               2011   15.98          14.95                 550
                                                                               2012   14.95          15.57                 483
                                                                               2013   15.57          16.89                   0
Oppenheimer Global Equity Investment Division (Class A)....................... 2004   13.22          15.20               9,062
                                                                               2005   15.20          17.44               8,299
                                                                               2006   17.44          20.09               7,630
                                                                               2007   20.09          21.13               6,775
                                                                               2008   21.13          12.44               5,806
                                                                               2009   12.44          17.25               5,236
                                                                               2010   17.25          19.80               4,674
                                                                               2011   19.80          17.95               4,229
                                                                               2012   17.95          21.54               3,759
                                                                               2013   21.54          27.11               3,493
Oppenheimer Global Equity Investment Division (Class A) (formerly
Met/Templeton Growth Investment Division (Class B)) (4/28/2008)............... 2008    9.99           6.57                  13
                                                                               2009    6.57           8.61                  69
                                                                               2010    8.61           9.16                  81
                                                                               2011    9.16           8.42                 100
                                                                               2012    8.42          10.16                 124
                                                                               2013   10.16          10.81                   0
PIMCO Inflation Protected Bond Investment Division (Class E) (5/1/2006)....... 2006   11.07          11.19                 275
                                                                               2007   11.19          12.26                 512
                                                                               2008   12.26          11.29               2,964
                                                                               2009   11.29          13.18               3,038
                                                                               2010   13.18          14.05               3,051
                                                                               2011   14.05          15.43               3,167
                                                                               2012   15.43          16.64               3,267
                                                                               2013   16.64          14.93               2,470
PIMCO Total Return Investment Division (Class A).............................. 2004   11.78          12.24               9,739
                                                                               2005   12.24          12.39              10,726
                                                                               2006   12.39          12.83               9,738
                                                                               2007   12.83          13.66               9,031
                                                                               2008   13.66          13.58               8,058
                                                                               2009   13.58          15.88               8,087
                                                                               2010   15.88          17.00               7,932
                                                                               2011   17.00          17.37               6,931
                                                                               2012   17.37          18.80               6,580
                                                                               2013   18.80          18.25               5,934
Russell 2000(R) Index Investment Division (Class A)........................... 2004   13.68          15.92               9,451
                                                                               2005   15.92          16.43               8,754
                                                                               2006   16.43          19.14               8,072
                                                                               2007   19.14          18.62               6,978
                                                                               2008   18.62          12.23               6,134
                                                                               2009   12.23          15.22               5,450
                                                                               2010   15.22          19.08               4,975
                                                                               2011   19.08          18.07               4,386
                                                                               2012   18.07          20.77               3,900
                                                                               2013   20.77          28.43               3,542
SSgA Growth and Income ETF Investment Division (Class E) (5/1/2006)........... 2006   10.52          11.19                  88
                                                                               2007   11.19          11.66                 140
                                                                               2008   11.66           8.64                 263
                                                                               2009    8.64          10.67                 407
                                                                               2010   10.67          11.83                 570
                                                                               2011   11.83          11.83                 695
                                                                               2012   11.83          13.19                 735
                                                                               2013   13.19          14.74                 702
SSgA Growth ETF Investment Division (Class E) (5/1/2006)...................... 2006   10.73          11.45                  91
                                                                               2007   11.45          11.96                 231
                                                                               2008   11.96           7.92                 242
                                                                               2009    7.92          10.12                 306
                                                                               2010   10.12          11.41                 310
                                                                               2011   11.41          11.05                 407
                                                                               2012   11.05          12.56                 443
                                                                               2013   12.56          14.68                 483


                                    A-PPA-64

                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
T. Rowe Price Large Cap Growth Investment Division (Class A).............. 2004   11.38          12.35               9,724
                                                                           2005   12.35          13.00               8,796
                                                                           2006   13.00          14.54               7,871
                                                                           2007   14.54          15.71               7,073
                                                                           2008   15.71           9.02               6,007
                                                                           2009    9.02          12.78               5,542
                                                                           2010   12.78          14.77               4,940
                                                                           2011   14.77          14.43               4,416
                                                                           2012   14.43          16.95               4,165
                                                                           2013   16.95          23.30               4,907
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A))............................. 2004    5.66           5.35               5,501
                                                                           2005    5.35           5.88               4,228
                                                                           2006    5.88           6.13               3,454
                                                                           2007    6.13           7.97               4,717
                                                                           2008    7.97           4.39               3,642
                                                                           2009    4.39           6.90               4,293
                                                                           2010    6.90           8.74               3,933
                                                                           2011    8.74           7.79               3,103
                                                                           2012    7.79           8.65               2,552
                                                                           2013    8.65           9.06                   0
T. Rowe Price Mid Cap Growth Investment Division (Class A)................ 2004    6.31           7.36               4,025
                                                                           2005    7.36           8.35               4,625
                                                                           2006    8.35           8.79               4,609
                                                                           2007    8.79          10.23               5,476
                                                                           2008   10.23           6.10               4,599
                                                                           2009    6.10           8.79               4,236
                                                                           2010    8.79          11.12               3,846
                                                                           2011   11.12          10.83               3,468
                                                                           2012   10.83          12.19               3,180
                                                                           2013   12.19          16.49               3,149
T. Rowe Price Small Cap Growth Investment Division (Class A).............. 2004   12.34          13.54              14,106
                                                                           2005   13.54          14.84              12,499
                                                                           2006   14.84          15.23              10,952
                                                                           2007   15.23          16.53               9,232
                                                                           2008   16.53          10.41               8,125
                                                                           2009   10.41          14.29               7,354
                                                                           2010   14.29          19.05               6,885
                                                                           2011   19.05          19.15               6,167
                                                                           2012   19.15          21.97               5,608
                                                                           2013   21.97          31.37               5,264
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A)........................................................ 2004   19.52          20.55               2,415
                                                                           2005   20.55          20.88               3,189
                                                                           2006   20.88          21.66               3,134
                                                                           2007   21.66          22.26               2,757
                                                                           2008   22.26          18.68               2,080
                                                                           2009   18.68          24.40               1,833
                                                                           2010   24.40          27.17               1,855
                                                                           2011   27.17          28.48               1,545
                                                                           2012   28.48          31.36               1,437
                                                                           2013   31.36          31.32               1,291
Western Asset Management U.S. Government Investment Division (Class A)     2004   16.13          16.41               2,998
                                                                           2005   16.41          16.49               3,099
                                                                           2006   16.49          16.96               2,936
                                                                           2007   16.96          17.48               2,695
                                                                           2008   17.48          17.21               2,209
                                                                           2009   17.21          17.73               1,924
                                                                           2010   17.73          18.53               1,768
                                                                           2011   18.53          19.31               1,528
                                                                           2012   19.31          19.72               1,400
                                                                           2013   19.72          19.33               1,280


------------
* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.



The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.



                                    A-PPA-65

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division (Class B) of the Met Investors Fund were merged into MFS(R) Value Investment Division (Class
A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division (Class E) of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division (Class B) of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division (Class A) of the Met Investors Fund on April 29, 2013. - Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Capital Appreciation Investment Division (Class
E) of the Met Investors Fund were merged into the Jennison Growth Investment Division (Class A) of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.


The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

The assets of FI Mid Cap Opportunities Investment Division were merged into this Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

Effective April 28, 2008, the Fidelity Overseas Investment Division of the Fidelity(R) VIP Funds was replaced by the MFS(R) Research International Division of the Met Investors Fund, and, is no longer available as a funding option.

The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.


                                    A-PPA-66

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.


The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1,2004 is that of the Janus Mid Cap Investment Division.


Please see the Table of Expenses for more information.

                                    A-PPA-67

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX C
--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES


          SERIES FUND/TRUST                   PORTFOLIO/SERIES                  MARKETING NAME
------------------------------------ ---------------------------------- -----------------------------
American Funds Insurance Series(R)   Bond Fund                          American Funds Bond Fund
American Funds Insurance Series(R)   Global Small Capitalization Fund   American Funds Global Small
                                                                        Capitalization Fund
American Funds Insurance Series(R)   Growth-Income Fund                 American Funds Growth-Income
                                                                        Fund
American Funds Insurance Series(R)   Growth Fund                        American Funds Growth Fund


                                    A-PPA-69

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX D
--------------------------------------------------------------------------------
         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SERVICES
PRINCIPAL UNDERWRITER
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
EXPERIENCE FACTOR
VARIABLE INCOME PAYMENTS
CALCULATING THE ANNUITY UNIT VALUE
ADVERTISEMENT OF THE SEPARATE ACCOUNT
VOTING RIGHTS
TAXES
WITHDRAWALS
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT
FINANCIAL STATEMENTS OF METLIFE



                                    A-PPA-71

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                          REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series(R)

     [ ] I have changed my address. My current address is:


                                           Name --------------------------------
-------------------------------------
  (Contract Number)
                                           Address -------------------------------

-------------------------------------      -------------------------------------
   (Signature)                                                                  zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                    A-PPA-73

                                                                  April 28, 2014



   PREFERENCE PLUS(R) ACCOUNT VARIABLE DEFERRED AND INCOME ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities (" Deferred Annuities") and Preference Plus immediate variable income annuities (" Income Annuities"). We no longer offer the Deferred Annuities and Income Annuities. However, Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract.


You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS(R)
  American Funds Bond
  American Funds Global Small Capitalization
  American Funds Growth
  American Funds Growth-Income
CALVERT FUND
  Calvert VP SRI Balanced
MET INVESTORS FUND
  American Funds(R) Balanced Allocation
  American Funds(R) Growth Allocation

  American Funds(R) Moderate Allocation

  Clarion Global Real Estate
  ClearBridge Aggressive Growth
  Harris Oakmark International

  Invesco Mid Cap Value
  Invesco Small Cap Growth

  Loomis Sayles Global Markets

  Lord Abbett Bond Debenture

  Met/Franklin Low Duration Total Return

  MetLife Asset Allocation 100

  MFS(R) Research International
  Morgan Stanley Mid Cap Growth
  Oppenheimer Global Equity
  PIMCO Inflation Protected Bond
  PIMCO Total Return
  SSgA Growth and Income ETF
  SSgA Growth ETF
  T. Rowe Price Mid Cap Growth

  WMC Large Cap Research


METROPOLITAN FUND
  Baillie Gifford International Stock
  Barclays Aggregate Bond Index
  BlackRock Bond Income

  BlackRock Capital Appreciation
  BlackRock Large Cap Value

  Frontier Mid Cap Growth
  Jennison Growth
  Loomis Sayles Small Cap Core
  Loomis Sayles Small Cap Growth
  Met/Artisan Mid Cap Value

  MetLife Asset Allocation 20
  MetLife Asset Allocation 40
  MetLife Asset Allocation 60
  MetLife Asset Allocation 80
  MetLife Mid Cap Stock Index

  MetLife Stock Index
  MFS(R) Total Return
  MFS(R) Value
  MSCI EAFE(R) Index
  Neuberger Berman Genesis
  Russell 2000(R) Index
  T. Rowe Price Large Cap Growth
  T. Rowe Price Small Cap Growth
  Western Asset Management Strategic Bond Opportunities
  Western Asset Management U.S. Government

  WMC Balanced
  WMC Core Equity Opportunities


Certain Portfolios have been subject to a change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

DEFERRED ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    PEDC
   o    Keogh

INCOME ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    PEDC
   o    Keogh

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 28, 2014. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 73 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                        PROSPECTUS DATED APRIL 28, 2014

                              TABLE OF CONTENTS





                                                         PAGE
                                                      ---------
IMPORTANT TERMS YOU SHOULD KNOW...................... B-PPA-3
TABLE OF EXPENSES.................................... B-PPA-5
ACCUMULATION UNIT VALUES TABLE....................... B-PPA-10
METLIFE.............................................. B-PPA-11
METROPOLITAN LIFE SEPARATE ACCOUNT E................. B-PPA-11
VARIABLE ANNUITIES................................... B-PPA-11
A Deferred Annuity................................... B-PPA-12
An Income Annuity.................................... B-PPA-12
YOUR INVESTMENT CHOICES.............................. B-PPA-12
Additional Information About the Portfolios.......... B-PPA-17
Certain Payments We Receive with Regard to the
  Portfolios......................................... B-PPA-17
Portfolio Selection.................................. B-PPA-18
DEFERRED ANNUITIES................................... B-PPA-18
The Deferred Annuity and Your Retirement Plan........ B-PPA-19
403(b) Plan Terminations............................. B-PPA-19
Other Plan Terminations.............................. B-PPA-19
Automated Investment Strategies...................... B-PPA-20
Purchase Payments.................................... B-PPA-21
  Purchase Payments -- Section 403(b) Plans.......... B-PPA-21
  Allocation of Purchase Payments.................... B-PPA-21
  Limits on Purchase Payments........................ B-PPA-21
The Value of Your Investment......................... B-PPA-22
Transfers............................................ B-PPA-22
Restrictions on Transfers............................ B-PPA-23
Access To Your Money................................. B-PPA-25
  Account Reduction Loans............................ B-PPA-25
  Systematic Withdrawal Program...................... B-PPA-25
  Minimum Distribution............................... B-PPA-26
Annual Contract Fee.................................. B-PPA-26
  Account Reduction Loan Fees........................ B-PPA-27
Charges.............................................. B-PPA-27
  Insurance-Related or Separate Account Charge        B-PPA-27
  Investment-Related Charge.......................... B-PPA-27
Premium and Other Taxes.............................. B-PPA-28
Early Withdrawal Charges............................. B-PPA-28
  When No Early Withdrawal Charge Applies............ B-PPA-29
  When A Different Early Withdrawal Charge
    May Apply........................................ B-PPA-31
Free Look............................................ B-PPA-32
Death Benefit........................................ B-PPA-32
Pay-Out Options (or Income Options).................. B-PPA-33
INCOME ANNUITIES..................................... B-PPA-34
Income Payment Types................................. B-PPA-34
Minimum Size of Your Income Payment.................. B-PPA-36
Allocation........................................... B-PPA-36
The Value of Your Income Payments.................... B-PPA-36
Reallocations........................................ B-PPA-37


                                                         PAGE
                                                      ---------
Restrictions on Transfers............................ B-PPA-38
Contract Fee......................................... B-PPA-40
Charges.............................................. B-PPA-40
  Insurance-Related or Separate Account Charge        B-PPA-40
  Investment-Related Charge.......................... B-PPA-41
Premium and Other Taxes.............................. B-PPA-41
Free Look............................................ B-PPA-41
GENERAL INFORMATION.................................. B-PPA-41
Administration....................................... B-PPA-41
  Purchase Payments.................................. B-PPA-41
  Confirming Transactions............................ B-PPA-42
  Processing Transactions............................ B-PPA-42
  By Telephone or Internet........................... B-PPA-42
  After Your Death................................... B-PPA-43
  Abandoned Property Requirements.................... B-PPA-43
  Misstatement....................................... B-PPA-44
  Third Party Requests............................... B-PPA-44
  Valuation -- Suspension of Payments................ B-PPA-44
Advertising Performance.............................. B-PPA-44
Changes to Your Deferred Annuity or Income
  Annuity............................................ B-PPA-46
Voting Rights........................................ B-PPA-46
Who Sells the Deferred Annuities and Income
  Annuities.......................................... B-PPA-47
Financial Statements................................. B-PPA-48
Your Spouse's Rights................................. B-PPA-48
When We Can Cancel Your Deferred Annuity or
  Income Annuity..................................... B-PPA-49
INCOME TAXES......................................... B-PPA-49
Introduction......................................... B-PPA-49
Qualified Annuity Contracts.......................... B-PPA-49
Required Minimum Distributions....................... B-PPA-52
Additional Information Regarding TSA (ERISA and
  non-ERISA) 403(b).................................. B-PPA-52
LEGAL PROCEEDINGS.................................... B-PPA-54
APPENDIX A: PREMIUM TAX TABLE........................ B-PPA-55
APPENDIX A-1: ADDITIONAL INFORMATION REGARDING
  THE PORTFOLIOS..................................... B-PPA-56
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION................................ B-PPA-57
APPENDIX C: PORTFOLIO LEGAL AND MARKETING
  NAMES.............................................. B-PPA-69
APPENDIX D: TEXAS OPTIONAL RETIREMENT
  PROGRAM............................................ B-PPA-71
APPENDIX E: TABLE OF CONTENTS FOR THE STATEMENT
  OF ADDITIONAL INFORMATION.......................... B-PPA-73



                                    B-PPA-2

                        IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

CONTRACT -- A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.

EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your MetLife Designated Office before submitting the form or request.


INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund, Calvert Fund, or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


                                    B-PPA-3

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.


YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity , the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC Contracts, "You" means the employer and, for Keogh Contracts, "You" means the plan trustee. - Under the PEDC or Keogh plans where the participant or annuitant is allowed to choose among investment choices, "You" means the participant or annuitant who is giving us instructions about the investment choices. - In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such plan termination, "You" means the participant who has received such Contract or cash distribution.



                                    B-PPA-4

                               TABLE OF EXPENSES
--------------------------------------------------------------------------------
            PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES



The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions-see Appendix A) and other taxes which may apply.



CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................................. None
EARLY WITHDRAWAL CHARGE.............................................................. Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................................. None
SURRENDER FEE FOR DEFERRED ANNUITIES................................................. None
ACCOUNT REDUCTION LOAN INITIATION FEE................................................ $ 75(2)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE (PER LOAN OUTSTANDING)................. $ 50(2)
INCOME ANNUITY CONTRACT FEE(2)....................................................... $350
TRANSFER FEE......................................................................... None

The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3)........ None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average Account Balance
  in the Separate Account)
General Administrative Expenses Charge............... .50%
Mortality and Expense Risk Charge.................... .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:............... 1.25%



We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the WMC Large Cap Research Portfolio (formerly BlackRock Large Cap Core Portfolio). We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, MFS(R) Total Return, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732. Please read the prospectuses carefully before making your allocations to the Investment Divisions.



                                    B-PPA-5

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES




                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES AS OF DECEMBER 31, 2013..............................
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       1.07%



  Portfolio Fees and Expenses

(as a percentage of average daily net assets)



                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                             FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Portfolio..................    0.37%     0.25%          0.02%
 American Funds Global Small
  Capitalization Portfolio......................    0.70%     0.25%          0.04%
 American Funds Growth Portfolio................    0.33%     0.25%          0.02%
 American Funds Growth-Income Portfolio             0.27%     0.25%          0.02%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio..............    0.69%       --           0.21%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C..........................    0.06%     0.55%            --
 American Funds(R) Growth Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 Clarion Global Real Estate Portfolio --
  Class E.......................................    0.60%     0.15%          0.05%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................    0.59%       --           0.02%
 Harris Oakmark International Portfolio --
  Class E.......................................    0.77%     0.15%          0.06%
 Invesco Mid Cap Value Portfolio --
  Class A.......................................    0.65%       --           0.05%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................    0.85%     0.15%          0.02%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................    0.70%     0.25%          0.08%
 Lord Abbett Bond Debenture Portfolio --
  Class A.......................................    0.51%       --           0.03%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................    0.50%     0.25%          0.05%
 MetLife Asset Allocation 100 Portfolio --
  Class A.......................................    0.07%       --           0.01%
 MFS(R) Research International Portfolio --
  Class A.......................................    0.68%       --           0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A..........................    0.64%       --           0.05%
 Oppenheimer Global Equity Portfolio --
  Class A.......................................    0.67%       --           0.08%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E..........................    0.47%     0.15%          0.08%
 PIMCO Total Return Portfolio -- Class A........    0.48%       --           0.03%
 SSgA Growth and Income ETF Portfolio --
  Class E.......................................    0.30%     0.15%          0.01%
 SSgA Growth ETF Portfolio -- Class E...........    0.32%     0.15%          0.01%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A.......................................    0.75%       --           0.03%
 WMC Large Cap Research Portfolio --
  Class A.......................................    0.59%       --           0.03%



                                                                                                  NET TOTAL
                                                     ACQUIRED     TOTAL ANNUAL     FEE WAIVER      ANNUAL
                                                  FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
PORTFOLIO                                            EXPENSES       EXPENSES      REIMBURSEMENT   EXPENSES
------------------------------------------------ --------------- -------------- ---------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Portfolio..................   --                0.64%        --               0.64%
 American Funds Global Small
  Capitalization Portfolio......................   --                0.99%        --               0.99%
 American Funds Growth Portfolio................   --                0.60%        --               0.60%
 American Funds Growth-Income Portfolio            --                0.54%        --               0.54%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio..............   --                0.90%        --               0.90%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C.......................... 0.42%               1.03%        --               1.03%
 American Funds(R) Growth Allocation
  Portfolio -- Class C.......................... 0.43%               1.05%        --               1.05%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C.......................... 0.40%               1.02%        --               1.02%
 Clarion Global Real Estate Portfolio --
  Class E.......................................   --                0.80%        --               0.80%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................   --                0.61%      0.00%              0.61%
 Harris Oakmark International Portfolio --
  Class E.......................................   --                0.98%      0.02%              0.96%
 Invesco Mid Cap Value Portfolio --
  Class A....................................... 0.08%               0.78%      0.02%              0.76%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................   --                1.02%      0.02%              1.00%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................   --                1.03%        --               1.03%
 Lord Abbett Bond Debenture Portfolio --
  Class A.......................................   --                0.54%        --               0.54%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................   --                0.80%      0.03%              0.77%
 MetLife Asset Allocation 100 Portfolio --
  Class A....................................... 0.70%               0.78%        --               0.78%
 MFS(R) Research International Portfolio --
  Class A.......................................   --                0.75%      0.06%              0.69%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A..........................   --                0.69%      0.01%              0.68%
 Oppenheimer Global Equity Portfolio --
  Class A.......................................   --                0.75%      0.03%              0.72%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E..........................   --                0.70%      0.00%              0.70%
 PIMCO Total Return Portfolio -- Class A........   --                0.51%        --               0.51%
 SSgA Growth and Income ETF Portfolio --
  Class E....................................... 0.23%               0.69%        --               0.69%
 SSgA Growth ETF Portfolio -- Class E........... 0.25%               0.73%        --               0.73%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A.......................................   --                0.78%        --               0.78%
 WMC Large Cap Research Portfolio --
  Class A.......................................   --                0.62%      0.05%              0.57%


                                     B-PPA-6

                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                                FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................    0.79%       --           0.08%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................    0.25%       --           0.03%
 BlackRock Bond Income Portfolio --
  Class A..........................................    0.33%       --           0.02%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................    0.69%     0.15%          0.02%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................    0.63%     0.15%          0.02%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................    0.72%       --           0.03%
 Jennison Growth Portfolio -- Class A..............    0.60%       --           0.02%
 Loomis Sayles Small Cap Core Portfolio --
  Class A..........................................    0.90%       --           0.05%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................    0.90%       --           0.05%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................    0.81%       --           0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class A..........................................    0.09%       --           0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class A..........................................    0.07%       --           0.01%
 MetLife Asset Allocation 60 Portfolio --
  Class A..........................................    0.06%       --             --
 MetLife Asset Allocation 80 Portfolio --
  Class A..........................................    0.06%       --           0.01%
 MetLife Mid Cap Stock Index Portfolio --
  Class A..........................................    0.25%       --           0.05%
 MetLife Stock Index Portfolio -- Class A..........    0.25%       --           0.02%
 MFS(R) Total Return Portfolio -- Class E..........    0.55%     0.15%          0.04%
 MFS(R) Value Portfolio -- Class A.................    0.70%       --           0.02%
 MSCI EAFE(R) Index Portfolio -- Class A...........    0.30%       --           0.10%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................    0.80%       --           0.03%
 Russell 2000(R) Index Portfolio -- Class A........    0.25%       --           0.06%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................    0.60%       --           0.03%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................    0.48%       --           0.04%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............    0.60%       --           0.06%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............    0.47%       --           0.02%
 WMC Balanced Portfolio -- Class A.................    0.46%       --           0.05%
 WMC Core Equity Opportunities
  Portfolio -- Class A.............................    0.70%       --           0.02%



                                                                                                     NET TOTAL
                                                        ACQUIRED     TOTAL ANNUAL     FEE WAIVER       ANNUAL
                                                     FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
PORTFOLIO                                               EXPENSES       EXPENSES      REIMBURSEMENT    EXPENSES
--------------------------------------------------- --------------- -------------- ---------------- -----------
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................   --                0.87%      0.12%              0.75%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................   --                0.28%      0.01%              0.27%
 BlackRock Bond Income Portfolio --
  Class A..........................................   --                0.35%      0.00%              0.35%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................   --                0.86%      0.01%              0.85%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................   --                0.80%      0.06%              0.74%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................   --                0.75%      0.01%              0.74%
 Jennison Growth Portfolio -- Class A..............   --                0.62%      0.07%              0.55%
 Loomis Sayles Small Cap Core Portfolio --
  Class A.......................................... 0.12%               1.07%      0.07%              1.00%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................   --                0.95%      0.09%              0.86%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................   --                0.83%        --               0.83%
 MetLife Asset Allocation 20 Portfolio --
  Class A.......................................... 0.52%               0.63%      0.01%              0.62%
 MetLife Asset Allocation 40 Portfolio --
  Class A.......................................... 0.57%               0.65%        --               0.65%
 MetLife Asset Allocation 60 Portfolio --
  Class A.......................................... 0.62%               0.68%        --               0.68%
 MetLife Asset Allocation 80 Portfolio --
  Class A.......................................... 0.66%               0.73%        --               0.73%
 MetLife Mid Cap Stock Index Portfolio --
  Class A.......................................... 0.02%               0.32%      0.00%              0.32%
 MetLife Stock Index Portfolio -- Class A..........   --                0.27%      0.01%              0.26%
 MFS(R) Total Return Portfolio -- Class E..........   --                0.74%        --               0.74%
 MFS(R) Value Portfolio -- Class A.................   --                0.72%      0.14%              0.58%
 MSCI EAFE(R) Index Portfolio -- Class A........... 0.01%               0.41%      0.00%              0.41%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................   --                0.83%      0.01%              0.82%
 Russell 2000(R) Index Portfolio -- Class A........ 0.11%               0.42%      0.00%              0.42%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................   --                0.63%      0.01%              0.62%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................   --                0.52%        --               0.52%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............   --                0.66%      0.04%              0.62%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............   --                0.49%      0.01%              0.48%
 WMC Balanced Portfolio -- Class A.................   --                0.51%      0.00%              0.51%
 WMC Core Equity Opportunities
  Portfolio -- Class A.............................   --                0.72%      0.11%              0.61%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.



                                    B-PPA-7

Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLES


The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $879      $1,202      $1,532      $2,621
Minimum........     $804      $  971      $1,135      $1,782


EXAMPLE 2.


This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) after owning your Deferred Annuity for more than two years or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $232        $715      $1,224      $2,621
Minimum........     $152        $472      $  815      $1,782


EXAMPLE 3.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.


                                    B-PPA-8

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   You bear the Income Annuity Contract Fee:

   o   the underlying Portfolio earns a 5% annual return; and

   o You purchase an Income Annuity or You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) during the first year (No Early Withdrawal Charges are deducted.)



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $574      $1,040      $1,531      $2,879
Minimum........     $497      $  806      $1,136      $2,069



                                    B-PPA-9

                       ACCUMULATION UNIT VALUES FOR EACH
                              INVESTMENT DIVISION
--------------------------------------------------------------------------------
SEE APPENDIX B.


                                    B-PPA-10

                                    METLIFE
--------------------------------------------------------------------------------

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and other services to corporations and other institutions. Metropolitan Life Insurance Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.




                      METROPOLITAN LIFE SEPARATE ACCOUNT E
--------------------------------------------------------------------------------
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.



                               VARIABLE ANNUITIES
--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income


                                    B-PPA-11

Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY


You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.


All tax sheltered annuities ("TSA(s)"), public employee deferred compensation ("PEDC") arrangements, Keogh and 403(a) arrangements receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.


We no longer make this Deferred Annuity available however, current Contract Owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.



AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.


The Income Annuities are no longer available.




                            YOUR INVESTMENT CHOICES
--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund, Calvert Fund, and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following Portfolios: BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, -Harris Oakmark International, -Invesco Small Cap Growth, MFS(R) Total Return, -PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF



                                    B-PPA-12

Portfolios, which are Class E, -Met/Franklin Low Duration Total Return and -Loomis Sayles Global Markets, -which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.


The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.





              PORTFOLIO                         INVESTMENT OBJECTIVE           INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------- --------------------------------------- ------------------------------------------
AMERICAN FUNDS(R)
American Funds Bond Portfolio         Seeks as high a level of current        Capital Research and Management
                                      income as is consistent with the        Company
                                      preservation of capital.
American Funds Global Small           Seeks long-term growth of capital.      Capital Research and Management
 Capitalization Portfolio                                                     Company
American Funds Growth Portfolio       Seeks growth of capital.                Capital Research and Management
                                                                              Company
American Funds Growth-Income          Seeks long-term growth of capital and   Capital Research and Management
 Portfolio                            income.                                 Company
CALVERT FUND
Calvert VP SRI Balanced Portfolio     Seeks to achieve a competitive total    Calvert Investment Management, Inc.
                                      return through an actively managed
                                      portfolio of stocks, bonds and money
                                      market instruments which offer
                                      income and capital growth
                                      opportunity and which satisfy the
                                      investment criteria, including
                                      financial, sustainability and social
                                      responsibility factors.
MET INVESTORS FUND
American Funds(R) Balanced            Seeks a balance between a high level    MetLife Advisers, LLC
 Allocation Portfolio                 of current income and growth of
                                      capital, with a greater emphasis on
                                      growth of capital.
American Funds(R) Growth Allocation   Seeks growth of capital.                MetLife Advisers, LLC
 Portfolio
American Funds(R) Moderate            Seeks a high total return in the form   MetLife Advisers, LLC
 Allocation Portfolio                 of income and growth of capital, with
                                      a greater emphasis on income.


                                    B-PPA-13

                PORTFOLIO                            INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------------- ----------------------------------------- ------------------------------------------
Clarion Global Real Estate Portfolio      Seeks total return through investment     MetLife Advisers, LLC
                                          in real estate securities, emphasizing    Sub-Investment Manager: CBRE
                                          both capital appreciation and current     Clarion Securities LLC
                                          income.
ClearBridge Aggressive Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: ClearBridge
                                                                                    Investments, LLC
Harris Oakmark International              Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: Harris
                                                                                    Associates L.P.
Invesco Mid Cap Value Portfolio           Seeks high total return by investing in   MetLife Advisers, LLC
                                          equity securities of mid-sized            Sub-Investment Manager: Invesco
                                          companies.                                Advisers, Inc.
Invesco Small Cap Growth Portfolio        Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                    Sub-Investment Manager: Invesco
                                                                                    Advisers, Inc.
Loomis Sayles Global Markets              Seeks high total investment return        MetLife Advisers, LLC
 Portfolio                                through a combination of capital          Sub-Investment Manager: Loomis,
                                          appreciation and income.                  Sayles & Company, L.P.
Lord Abbett Bond Debenture Portfolio      Seeks high current income and the         MetLife Advisers, LLC
                                          opportunity for capital appreciation      Sub-Investment Manager: Lord,
                                          to produce a high total return.           Abbett & Co. LLC
Met/Franklin Low Duration Total           Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                         while seeking preservation of             Sub-Investment Manager: Franklin
                                          shareholders' capital.                    Advisers, Inc.
MetLife Asset Allocation 100 Portfolio    Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International Portfolio   Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Sub-Investment Manager:
                                                                                    Massachusetts Financial Services
                                                                                    Company
Morgan Stanley Mid Cap Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: Morgan
                                                                                    Stanley Investment Management Inc.
Oppenheimer Global Equity Portfolio       Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Sub-Investment Manager:
                                                                                    OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond            Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio                                consistent with preservation of capital   Sub-Investment Manager: Pacific
                                          and prudent investment management.        Investment Management Company
                                                                                    LLC
PIMCO Total Return Portfolio              Seeks maximum total return,               MetLife Advisers, LLC
                                          consistent with the preservation of       Sub-Investment Manager: Pacific
                                          capital and prudent investment            Investment Management Company
                                          management.                               LLC
SSgA Growth and Income ETF                Seeks growth of capital and income.       MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: SSgA Funds
                                                                                    Management, Inc.
SSgA Growth ETF Portfolio                 Seeks growth of capital.                  MetLife Advisers, LLC
                                                                                    Sub-Investment Manager: SSgA Funds
                                                                                    Management, Inc.


                                    B-PPA-14

               PORTFOLIO                          INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- ---------------------------------------- ------------------------------------------
T. Rowe Price Mid Cap Growth            Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: T. Rowe
                                                                                 Price Associates, Inc.
WMC Large Cap Research Portfolio        Seeks long-term capital appreciation.    MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Wellington
                                                                                 Management Company, LLP
METROPOLITAN FUND
Baillie Gifford International Stock     Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: Baillie
                                                                                 Gifford Overseas Limited
Barclays Aggregate Bond Index           Seeks to track the performance of the    MetLife Advisers, LLC
 Portfolio                              Barclays U.S. Aggregate Bond Index.      Sub-Investment Manager: MetLife
                                                                                 Investment Management, LLC
BlackRock Bond Income Portfolio         Seeks a competitive total return         MetLife Advisers, LLC
                                        primarily from investing in              Sub-Investment Manager: BlackRock
                                        fixed-income securities.                 Advisors, LLC
BlackRock Capital Appreciation          Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: BlackRock
                                                                                 Advisors, LLC
BlackRock Large Cap Value Portfolio     Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: BlackRock
                                                                                 Advisors, LLC
Frontier Mid Cap Growth Portfolio       Seeks maximum capital appreciation.      MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Frontier
                                                                                 Capital Management Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Jennison
                                                                                 Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from      MetLife Advisers, LLC
 Portfolio                              investments in common stocks or          Sub-Investment Manager: Loomis,
                                        other equity securities.                 Sayles & Company, L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.          MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: Loomis,
                                                                                 Sayles & Company, L.P.
Met/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Artisan
                                                                                 Partners Limited Partnership
MetLife Asset Allocation 20 Portfolio   Seeks a high level of current income,    MetLife Advisers, LLC
                                        with growth of capital as a secondary
                                        objective.
MetLife Asset Allocation 40 Portfolio   Seeks high total return in the form of   MetLife Advisers, LLC
                                        income and growth of capital, with a
                                        greater emphasis on income.
MetLife Asset Allocation 60 Portfolio   Seeks a balance between a high level     MetLife Advisers, LLC
                                        of current income and growth of
                                        capital, with a greater emphasis on
                                        growth of capital.
MetLife Asset Allocation 80 Portfolio   Seeks growth of capital.                 MetLife Advisers, LLC


                                    B-PPA-15

              PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------ ----------------------------------------- ------------------------------------------
MetLife Mid Cap Stock Index          Seeks to track the performance of the     MetLife Advisers, LLC
 Portfolio                           Standard & Poor's MidCap 400(R)           Sub-Investment Manager: MetLife
                                     Composite Stock Price Index.              Investment Management, LLC
MetLife Stock Index Portfolio        Seeks to track the performance of the     MetLife Advisers, LLC
                                     Standard & Poor's 500(R) Composite        Sub-Investment Manager: MetLife
                                     Stock Price Index.                        Investment Management, LLC
MFS(R) Total Return Portfolio        Seeks a favorable total return through    MetLife Advisers, LLC
                                     investment in a diversified portfolio.    Sub-Investment Manager:
                                                                               Massachusetts Financial Services
                                                                               Company
MFS(R) Value Portfolio               Seeks capital appreciation.               MetLife Advisers, LLC
                                                                               Sub-Investment Manager:
                                                                               Massachusetts Financial Services
                                                                               Company
MSCI EAFE(R) Index Portfolio         Seeks to track the performance of the     MetLife Advisers, LLC
                                     MSCI EAFE(R) Index.                       Sub-Investment Manager: MetLife
                                                                               Investment Management, LLC
Neuberger Berman Genesis Portfolio   Seeks high total return, consisting       MetLife Advisers, LLC
                                     principally of capital appreciation.      Sub-Investment Manager: Neuberger
                                                                               Berman Management LLC
Russell 2000(R) Index Portfolio      Seeks to track the performance of the     MetLife Advisers, LLC
                                     Russell 2000(R) Index.                    Sub-Investment Manager: MetLife
                                                                               Investment Management, LLC
T. Rowe Price Large Cap Growth       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                     Sub-Investment Manager: T. Rowe
                                                                               Price Associates, Inc.
T. Rowe Price Small Cap Growth       Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                     Sub-Investment Manager: T. Rowe
                                                                               Price Associates, Inc.
Western Asset Management Strategic   Seeks to maximize total return            MetLife Advisers, LLC
 Bond Opportunities Portfolio        consistent with preservation of           Sub-Investment Manager: Western
                                     capital.                                  Asset Management Company
Western Asset Management             Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio           consistent with preservation of capital   Sub-Investment Manager: Western
                                     and maintenance of liquidity.             Asset Management Company
WMC Balanced Portfolio               Seeks long-term capital appreciation      MetLife Advisers, LLC
                                     with some current income.                 Sub-Investment Manager: Wellington
                                                                               Management Company, LLP
WMC Core Equity Opportunities        Seeks to provide a growing stream of      MetLife Advisers, LLC
 Portfolio                           income over time and, secondarily,        Sub-Investment Manager: Wellington
                                     long-term capital appreciation and        Management Company, LLP
                                     current income.


INVESTMENT CHOICES WHICH ARE FUND OF FUNDS


The following Portfolios available within the Metropolitan Fund and Met Investors Fund, are "fund of funds":


MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio

American Funds(R) Balanced Allocation Portfolio

                                    B-PPA-16

American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio

SSgA Growth ETF Portfolio

SSgA Growth and Income ETF Portfolio

"Funds of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

   o Your employer, association or other group contract holder limits the available Investment Divisions.

   o   We have restricted the available Investment Divisions.

   o   Some of the Investment Divisions are not approved in your state.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund, the Calvert Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Social Balanced and American Funds(R) Portfolios are made available by the Calvert Funds and the American Funds(R), respectively, only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund, the Calvert Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Calvert Social Balanced Portfolio pays Calvert Asset Management Company, Inc. a monthly fee for its services as -its investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, Calvert Fund, and American Funds(R).


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The Calvert Fund prospectus discusses different separate accounts of the various insurance companies that invest in the Portfolios of the Calvert Fund. The risks of these arrangements are discussed in each fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its


                                    B-PPA-17
affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")



                               DEFERRED ANNUITIES
--------------------------------------------------------------------------------
This Prospectus describes the following Deferred Annuities under which You can accumulate money:

o TSA (Tax Sheltered Annuity)
o PEDC
o Keogh (Keogh plans under Section 401)
o 403(a) (Qualified Annuity plans under Section 403(a))

                                    B-PPA-18

These Deferred Annuities may be issued either to You as an individual or to a group (in which case You are then a participant under the group's Deferred Annuity). Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

   o Allocated (your Account Balance records are kept for You as an individual); or

   o Unallocated (Account Balance records are kept for a plan or group as a whole).


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, -loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to You.


403(B) PLAN TERMINATIONS


Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.

If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Early Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes".) Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Early Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates, which may avoid an Early Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding. In addition, You would forfeit any accrued guaranteed death benefit.


If You receive the distribution in form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of the Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.


OTHER PLAN TERMINATIONS


Upon termination of a retirement plan this is not a Section 403(b) plan, your employer is generally required to distribute your plan benefits under the Contract to You.

This distribution is in cash. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Early Withdrawal Charges. Outstanding loans, if available will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes.") Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "Early Withdrawal Charges" section of the prospectus. However, your employer may not give You the opportunity to instruct the Company to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates which may avoid a withdrawal charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding.



                                    B-PPA-19

AUTOMATED INVESTMENT STRATEGIES


There are five automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. However, the investment strategies are not available to Keogh Deferred Annuities or other unallocated Contracts. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.

THE EQUALIZERSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.

You may choose another Index Selector(R) strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

THE ALLOCATORSM: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.


                                    B-PPA-20

We will terminate all transactions under any automated investment strategy upon notification of your death.


PURCHASE PAYMENTS


There is no minimum purchase payment -except for the unallocated Keogh Deferred Annuity. -If You have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.

You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.


PURCHASE PAYMENTS -- SECTION 403(B) PLANS

The Internal Revenue Service ("IRS") announced new regulations affecting
Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.

If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

   o   Federal tax laws;

   o Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;

   o Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 -(except under the PEDC Deferred Annuity);

   o Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;


   o   Leaving your job (for Keogh, TSA, PEDC and 403(a) Deferred Annuities);


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   o   Receiving systematic termination payments (described later).


THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

   o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

   o Finally, we multiply the previous Accumulation Unit Value by this result.


EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


  $500
------
          =   50 accumulation units
   $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


TRANSFERS

You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. For us to process a transfer, You must tell us:

   o   The percentage or dollar amount of the transfer;

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

   o The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

   o Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

   o   Use our forms;

   o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy -or if there is an outstanding loan from the Fixed Interest Account); or


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   o   Transfer a minimum amount if the transfer is in connection with the
       Allocator.


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


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Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.


In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


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


ACCESS TO YOUR MONEY


You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

   o   The percentage or dollar amount of the withdrawal; and

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.

If You are a member of the Michigan Education Association and employed with a school district which purchased a TSA Deferred Annuity before January 15, 1996, then You must tell us the source of money from which we may take a withdrawal. This includes salary reduction, elective deferrals, direct rollovers, direct transfers or employer contributions.


ACCOUNT REDUCTION LOANS


We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Investment Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Investment Divisions and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.



SYSTEMATIC WITHDRAWAL PROGRAM FOR TSA DEFERRED ANNUITIES

If we agree and if approved in your state for TSA Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Deferred Annuities before You reach 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.


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


If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.


SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.


Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


MINIMUM DISTRIBUTION

In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We will terminate your participation in the program upon notification of your death.


ANNUAL CONTRACT FEE

There is no Separate Account Annual Contract Fee.

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


   o For all Contracts, except the Keogh Deferred Annuity and certain TSA Deferred Annuities, You pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year, if your Account Balance is less than $10,000 and if You do not make purchase payments during the year.

   o For the Keogh Deferred Annuity with individual participant recordkeeping (allocated) You pay a $20 charge applied against any amounts in the Fixed Interest Account.

   o For the Keogh Deferred Annuity with no individual participant recordkeeping (unallocated), there is no Annual Contract Fee.

   o   There is no Annual Contract Fee for certain TSA Deferred Annuities.


ACCOUNT REDUCTION LOAN FEES

We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Investment Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.


CHARGES

There are two types of charges You pay while You have money in an Investment
Division:

   o   Insurance-related charge (or Separate Account charge), and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


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


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur becuase of the Deferred Annuity. - - In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. - If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. - At the present time, however, we are not incurring any such income tax or making any such deductions.



EARLY WITHDRAWAL CHARGES

An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.

For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.


                                    B-PPA-28

The Early Withdrawal Charge on purchase payments withdrawn is as follows:

 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
           8 & Later                 0%

If You are a member of the Michigan Education Association and employed by a school district which purchased a TSA Deferred Annuity before January 15, 1996, then we impose the Early Withdrawal Charge in the above table for the first seven Contract Years.

The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.

You do not pay an Early Withdrawal Charge:

   o On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.

   o   On withdrawals of purchase payments You made over seven years ago.

   o If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

   o If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

   o   If You withdraw up to 10% (20% for the unallocated Keogh and certain
       TSA Deferred Annuities) of your Account Balance each Contract Year. This 10% (or 20%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 10% (or 20%) will You have to pay Early Withdrawal Charges. If You have a Keogh Deferred Annuity, generally You are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the Early Withdrawal Charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

   o If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if the withdrawal is to satisfy Section 72(t) requirements under the Code.

   o Systematic Termination. For unallocated Keogh and certain TSA Deferred Annuities, and the TSA Deferred Annuity for certain Texas institutions of higher education which takes effect when the institution withdraws its endorsement of the TSA Deferred Annuity or if You retire or leave your job according to the requirements


                                    B-PPA-29
       of the Texas Optional Retirement Program, You may withdraw your total Account Balance without an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


 CONTRACT YEAR     PERCENTAGE
---------------   -----------
       1*             20%
       2              25%
       3            33 1/3%
       4              50%
       5           remainder

------------
*     Less that Contract Year's withdrawals.


       Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.

   o If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Keogh or TSA Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

   o   If You retire:

       o For the Keogh, TSA and 403(a) Deferred Annuities, if there is a plan and You retire according to the requirements of the plan. This exemption does not apply to withdrawals of money transferred into these TSA Deferred Annuities from other investment vehicles on a tax free basis (plus earnings on such amounts).

       o For the unallocated Keogh Deferred Annuity, if your plan defines retirement and You retire under that definition. If You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.

       o For certain TSA Deferred Annuities without a plan, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

       o For the allocated Keogh Deferred Annuity, if You have continuously participated for at least 7 years.

       o For certain TSA Deferred Annuities, if You retired before the Contract was purchased (including money transferred from other investment vehicles on a tax free basis plus earnings on that money).

       o For certain TSA Deferred Annuities, if there is a plan and You retire according to the requirements of the plan.

       o   For the PEDC Deferred Annuity, if You retire.

   o   If You leave your job:

       o For the unallocated Keogh Deferred Annuity, if You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.

       o For the TSA and 403(a) Deferred Annuities, only if You have continuously participated for at least 10 years. This exemption does not apply to withdrawals of money transferred into TSA and 403(a) Deferred Annuities from other investment vehicles on a tax-free basis (plus earnings on such amounts). Continuously participated means that your Contract must be in existence for 10 years prior to the requested withdrawal.

       o For the allocated Keogh Deferred Annuity, only if You have continuously participated for at least 7 years.


                                    B-PPA-30

       o For certain TSA Deferred Annuities, if You leave your job with the employer You had at the time You purchased this annuity.

       o For certain TSA Deferred Annuities, if You left your job before the Contract was purchased (including money transferred from other investment vehicles on a tax-free basis plus earnings on that money).

       o For PEDC, if You leave your job with the employer that bought the Deferred Annuity or the employer in whose arrangement You participate.

   o For Keogh and certain TSA Deferred Annuities, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

   o For PEDC, unallocated Keogh and certain TSA Deferred Annuities, if You suffer from an unforeseen hardship.

   o For Keogh Deferred Annuities, if You make a direct transfer to another investment vehicle we have preapproved. For the unallocated Keogh Deferred Annuity, if You are a "restricted" participant, according to the terms of the Deferred Annuity, You also must roll over your Account Balance to a MetLife individual retirement annuity within 120 days after You are eligible to receive a plan distribution.

   o For participants in the Teacher Retirement System of Texas who purchase Contracts on or after June 1, 2002, if You have continuously participated for 10 years. Continuously participated means your Contract must be in existence for 10 years prior to the requested withdrawal.

   o If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

   o If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o If permitted in your state, if You make a direct transfer to another funding option or annuity contract issued by us or by one of our affiliates and we agree.


WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o   Amounts transferred before January 1, 1996:

       We credit your transfer amounts with the time You held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original contract:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     5%
               2                     4%
               3                     3%
               4                     2%
               5                     1%
         6 and Beyond                0%

   o   Amounts transferred on or after January 1, 1996:

       o For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a


                                    B-PPA-31

           Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original contract:


 AFTER THE TRANSFER     PERCENTAGE
--------------------   -----------
          1                5%
          2                4%
          3                3%
          4                2%
          5                1%
    6 and Beyond           0%

       o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

   o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original contract.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


FREE LOOK

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.


DEATH BENEFIT

One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) for TSA and 403(a) Deferred Annuities. Your beneficiary under a PEDC Deferred Annuity is the trustee or employer. Under an allocated Keogh Deferred Annuity the death benefit is paid to the plan's trustee. (There is no death benefit for the unallocated Keogh Deferred Annuity.) If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

   o   Your Account Balance;

   o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

   o The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).

In each case, we deduct the amount of any outstanding loans from the death benefit.

For the allocated Keogh Deferred Annuity, your death benefit under the Deferred Annuity will be no more than your Account Balance.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.


                                    B-PPA-32

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


PAY-OUT OPTIONS (OR INCOME OPTIONS)


You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, outstanding loans and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. However, if You annuitize within two years of purchasing the Deferred Annuity, a $350 Contract fee applies. The variable pay-out option may not be available in all states.

When considering a pay-out option, You should think about whether You want:

   o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

   o   A fixed dollar payment or a variable payment; and

   o   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option.

Your Contract specifies the date on which income payments are to begin.

PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

                                    B-PPA-33

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.



                                INCOME ANNUITIES
--------------------------------------------------------------------------------
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:

   o   TSA

   o   PEDC

   o   Keogh

   o   403(a)

If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES

Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

   o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

   o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

   o Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

   o   The amount of income You need;

   o   The amount You expect to receive from other sources;

                                    B-PPA-34

   o   The growth potential of other investments; and

   o   How long You would like your income to last.

Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue


                                    B-PPA-35
a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT


Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS

Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is


                                    B-PPA-36
less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

   o First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

   o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

   o   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, You must tell us:

   o   The percentage of the income payment to be reallocated;

   o The Investment Divisions from which You want the income payment to be reallocated; and

   o The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;


                                    B-PPA-37

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT


                                    B-PPA-38

BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.

In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or


                                    B-PPA-39
individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



CONTRACT FEE

At one time $350 Contract fee is taken from your purchase payment when You purchase an Income Annuity prior to allocating the remainder of the purchase payment to either the Investment Divisions and/or the Fixed Income Option. This charge covers our administrative costs including preparation of the Income Annuities, review of applications and recordkeeping. We are currently waiving this fee.


CHARGES

There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:

   o   Insurance-related charge (or Separate Account charge); and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 1.25% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.


                                    B-PPA-40

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. - In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. - If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. - At the present time, however, we are not incurring any such income tax or making any such deductions.



FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.

If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.



                              GENERAL INFORMATION
--------------------------------------------------------------------------------
ADMINISTRATION


All transactions will be processed in the manner described below.


PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office -or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to


                                    B-PPA-41
receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

   o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

   o   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, the trustee of the Keogh plan (if an allocated Deferred Annuity) or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

   o   Account Balance

   o   Unit Values

                                    B-PPA-42

   o   Current rates for the Fixed Interest Account

   o   Transfers

   o   Changes to investment strategies

   o   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

   o any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

   o any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim it with the proper documentation. To prevent Your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


                                    B-PPA-43

MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

   o rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

   o during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE

We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.


YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio


                                    B-PPA-44
or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.


For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, Calvert Fund, and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.


We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


                                    B-PPA-45

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY


We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

   o   To operate the Separate Account in any form permitted by law.

   o To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

   o To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

   o To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

   o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

   o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


VOTING RIGHTS


Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund, Calvert Fund, or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.


There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or participants/annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund, or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:


The shares for which voting instructions are received, and

                                    B-PPA-46

The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Deferred Annuities are sold through MetLife licensed sales representatives who are associates with our affiliated broker-dealers MetLife Securities, Inc. ("MSI") and New England Securities Corporation ("NES"), which are paid compensation for promotion and sale for the Deferred Annuities. MSI and NES are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker dealers. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 1.5% to 6% of each purchase payment and, starting in the second Contract Year, 0.18% of the Account Balance or amount available from which income payments are made each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the



                                    B-PPA-47
sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the following Portfolios for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity and Income
Annuity: the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio, the American Funds Bond Portfolio the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.


YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.

                                    B-PPA-48

WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.



                                  INCOME TAXES
--------------------------------------------------------------------------------

INTRODUCTION


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 ("ERISA").

We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


QUALIFIED ANNUITY CONTRACTS

INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.



                                    B-PPA-49

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

ACCUMULATION

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution are limited under qualified plans. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below which are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years

TAXATION OF ANNUITY DISTRIBUTIONS

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings are free from Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS PRIOR TO AGE 59 1/2

A taxable withdrawal or distribution from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies.

     These exceptions include distributions made:

   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.



                                    B-PPA-50

In addition, a withdrawal or distribution from a qualified annuity Contract other than an IRA (including SEPs and SIMPLEs) will avoid the penalty if: (1) the distribution is on separation from employment after age 55; (2) the distribution is made pursuant to a qualified domestic relations order ("QDRO");
(3) the distribution is to pay deductible medical expenses; or (4) if the distribution is to pay IRS levies (and made after December 31, 1999).

The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met , amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements, or

   (b)        financial hardship.

20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You assign or transfer a withdrawal from this Contract directly into another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules which determine the withholding amounts.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).

Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date). If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. For required minimum distributions following the death of the annuitant of a qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013



                                    B-PPA-51
instead of 2012. The required minimum distribution rules are complex, so consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

If your spouse is your beneficiary, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Alternatively, if your spouse is your sole beneficiary, he or she may elect to rollover the death proceeds into his or her own IRA.

If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, You must begin receiving retirement plan withdrawals by April 1 following the latter of:

   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.

A tax penalty of 50% applies to the amount by which the required minimum distribution exceeds the actual distribution.

You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of 403(b) plans. The amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts.

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.


ADDITIONAL INFORMATION REGARDING TSA (ERISA AND NON-ERISA) 403(B)

SPECIAL RULES REGARDING EXCHANGES

In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant's or a beneficiary's accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide



                                    B-PPA-52
information to enable the contract provider to comply with Code requirements. Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.

WITHDRAWALS

If You are under age 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

   (a) Related to purchase payments made prior to 1989 and pre-1989 earnings on those purchase payments;

   (b) Is exchanged to another permissible investment under your 403(b) plan;

   (c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals , if your plan allows it;

   (d) Occurs after You die, leave your job or become disabled (as defined by the Code);

   (e) Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;

   (f) Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;

   (g)        Relates to rollover or after-tax contributions; or

   (h) Is for the purchase of permissive service credit under a governmental defined benefit plan.

In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.

DISTINCTION FOR PUERTO RICO CODE -

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. - To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. - A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. - The plan contributions by the employer are not required to be included in the current income of the employee.

DISTRIBUTIONS

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. - Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. - Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. - A special rate of 10% may apply instead, if the plan satisfies the following requirements: -

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and -

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. - The three-year period includes the year of the distribution and the two immediately preceding years. - In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. -



                                    B-PPA-53

Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.

ROLLOVER

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA CONSIDERATIONS

In the context of a Puerto Rico qualified retirement plan trust, the IRS has recently held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA
Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction, like Puerto Rico, that does not recognize same-sex marriage.




                               LEGAL PROCEEDINGS

--------------------------------------------------------------------------------
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.



                                    B-PPA-54

                                  APPENDIX A
--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                          NON-QUALIFIED
                            QUALIFIED       DEFERRED
                            DEFERRED        ANNUITIES
                           AND INCOME      AND INCOME
                            ANNUITIES       ANNUITIES
                          ------------   --------------
California(1)..........      0.5%            2.35%
Florida(2).............      1.0%             1.0%
Maine(3)...............      0.0%             2.0%
Nevada(4)..............      0.0%             3.5%
Puerto Rico(5).........      1.0%             1.0%
South Dakota(6)........      0.0%            1.25%
West Virginia..........      1.0%             1.0%
Wyoming(4).............      0.0%             1.0%


------------

1 California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).

2 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.

3  Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4  Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5 We will no deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.
6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).


                                    B-PPA-55

                                 APPENDIX A-1
--------------------------------------------------------------------------------
                ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS


The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.


PORTFOLIO MERGERS



               FORMER PORTFOLIO                             NEW PORTFOLIO
--------------------------------------------- ----------------------------------------
MET INVESTORS FUND                            MET INVESTORS FUND
 ClearBridge Aggressive Growth Portfolio II   ClearBridge Aggressive Growth Portfolio
MET INVESTORS FUND                            METROPOLITAN FUND
 MetLife Growth Strategy Portfolio            MetLife Asset Allocation 80 Portfolio


PORTFOLIO NAME CHANGES



                    FORMER PORTFOLIO                                    NEW PORTFOLIO
-------------------------------------------------------- -------------------------------------------
MET INVESTORS FUND                                       MET INVESTORS FUND
 BlackRock Large Cap Core Portfolio                      WMC Large Cap Research Portfolio
 Janus Forty Portfolio                                   ClearBridge Aggressive Growth Portfolio II
 Lord Abbett Mid Cap Value Portfolio                     Invesco Mid Cap Value Portfolio
 MetLife Aggressive Strategy Portfolio                   MetLife Asset Allocation 100 Portfolio
METROPOLITAN FUND                                        METROPOLITAN FUND
 BlackRock Diversified Portfolio                         WMC Balanced Portfolio
 Davis Venture Value Portfolio                           WMC Core Equity Opportunities Portfolio
 MetLife Conservative Allocation Portfolio               MetLife Asset Allocation 20 Portfolio
 MetLife Conservative to Moderate Allocation Portfolio   MetLife Asset Allocation 40 Portfolio
 MetLife Moderate Allocation Portfolio                   MetLife Asset Allocation 60 Portfolio
 MetLife Moderate to Aggressive Allocation Portfolio     MetLife Asset Allocation 80 Portfolio



                                    B-PPA-56

                                  APPENDIX B
--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008    10.00
                                                                                 2009     7.01
                                                                                 2010     8.96
                                                                                 2011     9.93
                                                                                 2012     9.60
                                                                                 2013    10.76
American Funds Bond Investment Division (Class 2) (5/1/2006).................... 2006    15.03
                                                                                 2007    15.80
                                                                                 2008    16.12
                                                                                 2009    14.43
                                                                                 2010    16.05
                                                                                 2011    16.88
                                                                                 2012    17.69
                                                                                 2013    18.41
American Funds Global Small Capitalization Investment Division (Class 2)........ 2004    16.52
                                                                                 2005    19.72
                                                                                 2006    24.41
                                                                                 2007    29.92
                                                                                 2008    35.88
                                                                                 2009    16.47
                                                                                 2010    26.24
                                                                                 2011    31.72
                                                                                 2012    25.33
                                                                                 2013    29.57
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008     9.99
                                                                                 2009     6.36
                                                                                 2010     8.42
                                                                                 2011     9.44
                                                                                 2012     8.89
                                                                                 2013    10.19
American Funds Growth Investment Division (Class 2)............................. 2004   119.07
                                                                                 2005   132.29
                                                                                 2006   151.82
                                                                                 2007   165.27
                                                                                 2008   183.38
                                                                                 2009   101.48
                                                                                 2010   139.73
                                                                                 2011   163.80
                                                                                 2012   154.87
                                                                                 2013   180.32
American Funds Growth-Income Investment Division (Class 2)...................... 2004    92.66
                                                                                 2005   101.01
                                                                                 2006   105.58
                                                                                 2007   120.14
                                                                                 2008   124.63
                                                                                 2009    76.50
                                                                                 2010    99.17
                                                                                 2011   109.15
                                                                                 2012   105.83
                                                                                 2013   122.80
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008    10.01
                                                                                 2009     7.69
                                                                                 2010     9.37
                                                                                 2011    10.17
                                                                                 2012    10.07
                                                                                 2013    11.02



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008).....................................................................   7.01               639
                                                                                   8.96             1,145
                                                                                   9.93             1,406
                                                                                   9.60             1,340
                                                                                  10.76             1,271
                                                                                  12.60             1,404
American Funds Bond Investment Division (Class 2) (5/1/2006)....................  15.80               836
                                                                                  16.12             2,210
                                                                                  14.43             1,475
                                                                                  16.05             1,346
                                                                                  16.88             1,181
                                                                                  17.69               998
                                                                                  18.41               945
                                                                                  17.79               789
American Funds Global Small Capitalization Investment Division (Class 2)........  19.72             3,455
                                                                                  24.41             4,904
                                                                                  29.92             5,888
                                                                                  35.88             6,596
                                                                                  16.47             5,184
                                                                                  26.24             4,852
                                                                                  31.72             4,325
                                                                                  25.33             3,639
                                                                                  29.57             3,112
                                                                                  37.47             2,827
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008).....................................................................   6.36               428
                                                                                   8.42               871
                                                                                   9.44             1,048
                                                                                   8.89             1,060
                                                                                  10.19             1,062
                                                                                  12.60             1,103
American Funds Growth Investment Division (Class 2)............................. 132.29             1,843
                                                                                 151.82             2,086
                                                                                 165.27             2,172
                                                                                 183.38             2,075
                                                                                 101.48             1,819
                                                                                 139.73             1,629
                                                                                 163.80             1,450
                                                                                 154.87             1,276
                                                                                 180.32             1,124
                                                                                 231.72             1,021
American Funds Growth-Income Investment Division (Class 2)...................... 101.01             2,228
                                                                                 105.58             2,335
                                                                                 120.14             2,349
                                                                                 124.63             2,240
                                                                                  76.50             1,886
                                                                                  99.17             1,651
                                                                                 109.15             1,481
                                                                                 105.83             1,303
                                                                                 122.80             1,157
                                                                                 161.93             1,048
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008).....................................................................   7.69               672
                                                                                   9.37             1,228
                                                                                  10.17             1,382
                                                                                  10.07             1,312
                                                                                  11.02             1,270
                                                                                  12.36             1,251


                                    B-PPA-57

                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
Baillie Gifford International Stock Investment Division (Class A)......... 2004   13.26          15.48              10,579
                                                                           2005   15.48          18.04               9,759
                                                                           2006   18.04          20.76               9,148
                                                                           2007   20.76          22.62               8,331
                                                                           2008   22.62          12.48               7,317
                                                                           2009   12.48          15.06               6,530
                                                                           2010   15.06          15.95               5,890
                                                                           2011   15.95          12.62               5,448
                                                                           2012   12.62          14.90               4,833
                                                                           2013   14.90          17.00               4,382
Barclays Aggregate Bond Index Investment Division (Class A) (formerly
Barclays Capital Aggregate Bond Index Investment Division (Class A))...... 2004   12.82          13.18              22,529
                                                                           2005   13.18          13.29              21,998
                                                                           2006   13.29          13.67              20,187
                                                                           2007   13.67          14.42              18,228
                                                                           2008   14.42          15.10              12,890
                                                                           2009   15.10          15.69              12,201
                                                                           2010   15.69          16.43              11,134
                                                                           2011   16.43          17.45               9,659
                                                                           2012   17.45          17.90               9,090
                                                                           2013   17.90          17.27               9,080
BlackRock Bond Income Investment Division (Class A)....................... 2004   24.52          25.29              13,470
                                                                           2005   25.29          25.58              12,155
                                                                           2006   25.58          26.38              10,383
                                                                           2007   26.38          27.69               8,979
                                                                           2008   27.69          26.41               7,220
                                                                           2009   26.41          28.56               6,226
                                                                           2010   28.56          30.56               5,563
                                                                           2011   30.56          32.17               4,813
                                                                           2012   32.17          34.17               4,306
                                                                           2013   34.17          33.49               3,876
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E))
(5/1/2004)................................................................ 2004   10.07          11.06                 130
                                                                           2005   11.06          11.67                 248
                                                                           2006   11.67          11.99                 399
                                                                           2007   11.99          14.03                 686
                                                                           2008   14.03           8.78                 923
                                                                           2009    8.78          11.85                 826
                                                                           2010   11.85          14.01                 733
                                                                           2011   14.01          12.58                 739
                                                                           2012   12.58          14.19                 653
                                                                           2013   14.19          18.78                 582
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E) and
before that FI Large Cap Investment Division (Class E)) (5/1/2006)........ 2006   17.52          17.75                  45
                                                                           2007   17.75          18.19                  73
                                                                           2008   18.19           9.90                  89
                                                                           2009    9.90          10.32                   0
BlackRock Diversified Investment Division (Class A)....................... 2004   27.15          29.10              42,486
                                                                           2005   29.10          29.62              36,986
                                                                           2006   29.62          32.33              31,232
                                                                           2007   32.33          33.82              26,632
                                                                           2008   33.82          25.12              21,582
                                                                           2009   25.12          29.10              18,577
                                                                           2010   29.10          31.52              16,421
                                                                           2011   31.52          32.31              14,468
                                                                           2012   32.31          35.87              12,969
                                                                           2013   35.87          42.72              11,682
BlackRock Large Cap Core Investment Division* (Class A)................... 2007   37.61          38.04              23,220
                                                                           2008   38.04          23.62              19,811
                                                                           2009   23.62          27.86              17,618
                                                                           2010   27.86          31.02              15,757
                                                                           2011   31.02          30.80              14,126
                                                                           2012   30.80          34.58              12,684
                                                                           2013   34.58          45.98              11,377
BlackRock Large Cap Core Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))........................ 2004   28.61          31.32              37,879
                                                                           2005   31.32          32.05              32,659
                                                                           2006   32.05          36.12              27,458
                                                                           2007   36.12          37.93                   0


                                    B-PPA-58

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
BlackRock Large Cap Value Investment Division (Class E).................... 2004    10.60          11.87             1,486
                                                                            2005    11.87          12.39             1,365
                                                                            2006    12.39          14.59             3,032
                                                                            2007    14.59          14.88             2,963
                                                                            2008    14.88           9.54             2,500
                                                                            2009     9.54          10.48             2,137
                                                                            2010    10.48          11.28             1,827
                                                                            2011    11.28          11.38             1,647
                                                                            2012    11.38          12.83             1,511
                                                                            2013    12.83          16.72             1,502
Calvert VP SRI Balanced Investment Division................................ 2004    25.35          27.10             1,526
                                                                            2005    27.10          28.28             1,501
                                                                            2006    28.28          30.38             1,416
                                                                            2007    30.38          30.84             1,345
                                                                            2008    30.84          20.91             1,236
                                                                            2009    20.91          25.88             1,152
                                                                            2010    25.88          28.66             1,070
                                                                            2011    28.66          29.60             1,001
                                                                            2012    29.60          32.31               916
                                                                            2013    32.31          37.65               840
Clarion Global Real Estate Investment Division (Class E) (5/1/2004)........ 2004     9.99          12.86             1,461
                                                                            2005    12.86          14.41             3,143
                                                                            2006    14.41          19.58             5,319
                                                                            2007    19.58          16.47             3,834
                                                                            2008    16.47           9.48             3,084
                                                                            2009     9.48          12.64             2,586
                                                                            2010    12.64          14.50             2,308
                                                                            2011    14.50          13.55             2,071
                                                                            2012    13.55          16.88             1,888
                                                                            2013    16.88          17.28             1,880
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A))......... 2004     6.82           7.33             1,574
                                                                            2005     7.33           8.24             1,656
                                                                            2006     8.24           8.01             1,614
                                                                            2007     8.01           8.12             1,369
                                                                            2008     8.12           4.89             1,212
                                                                            2009     4.89           6.45             1,092
                                                                            2010     6.45           7.90             1,034
                                                                            2011     7.90           8.08             1,779
                                                                            2012     8.08           9.49             1,745
                                                                            2013     9.49          13.68             2,124
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))......... 2006     9.61          10.33             1,119
                                                                            2007    10.33           9.62               969
                                                                            2008     9.62           4.33               896
                                                                            2009     4.33           5.89               819
                                                                            2010     5.89           6.28               724
                                                                            2011     6.28           6.68                 0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A)).......... 2004     7.92           8.71             1,131
                                                                            2005     8.71           9.22             1,085
                                                                            2006     9.22           9.66             1,085
ClearBridge Aggressive Growth II Investment Division (Class E) (formerly
Janus Forty Investment Division (Class E)) (4/30/2007)..................... 2007   155.59         191.21                69
                                                                            2008   191.21         109.63               221
                                                                            2009   109.63         154.85               253
                                                                            2010   154.85         167.49               206
                                                                            2011   167.49         153.11               154
                                                                            2012   153.11         185.46               161
                                                                            2013   185.46         236.12               134


                                    B-PPA-59

                                                                                                                    NUMBER OF
                                                                                     BEGINNING OF                  ACCUMULATION
                                                                                         YEAR        END OF YEAR   UNITS END OF
                                                                                     ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                           YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
---------------------------------------------------------------------------- ------ -------------- -------------- -------------
Davis Venture Value Investment Division (Class A)........................... 2004   28.84          32.01               3,050
                                                                             2005   32.01          34.87               3,698
                                                                             2006   34.87          39.46               3,990
                                                                             2007   39.46          40.76               3,839
                                                                             2008   40.76          24.41               3,308
                                                                             2009   24.41          31.83               2,967
                                                                             2010   31.83          35.21               2,670
                                                                             2011   35.21          33.37               2,317
                                                                             2012   33.37          37.20               2,038
                                                                             2013   37.20          49.13               1,818
Frontier Mid Cap Growth Investment Division (Class A) (formerly BlackRock
Aggressive Growth Investment Division (Class A))............................ 2004   24.88          27.76              22,464
                                                                             2005   27.76          30.35              19,773
                                                                             2006   30.35          31.99              17,109
                                                                             2007   31.99          38.10              14,889
                                                                             2008   38.10          20.42              13,191
                                                                             2009   20.42          30.14              11,924
                                                                             2010   30.14          34.33              10,712
                                                                             2011   34.33          32.89               9,662
                                                                             2012   32.89          36.05               8,681
                                                                             2013   36.05          47.27               7,813
Harris Oakmark International Investment Division (Class E).................. 2004   11.82          14.09               1,793
                                                                             2005   14.09          15.90               3,247
                                                                             2006   15.90          20.26               4,690
                                                                             2007   20.26          19.81               4,338
                                                                             2008   19.81          11.57               2,947
                                                                             2009   11.57          17.75               3,145
                                                                             2010   17.75          20.43               2,911
                                                                             2011   20.43          17.33               2,605
                                                                             2012   17.33          22.13               2,315
                                                                             2013   22.13          28.55               2,340
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A))................................ 2012   26.76          27.57               4,141
                                                                             2013   27.57          35.58               3,703
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A))................................ 2004   18.28          22.20              10,311
                                                                             2005   22.20          24.61              11,157
                                                                             2006   24.61          27.09               9,645
                                                                             2007   27.09          27.68               8,313
                                                                             2008   27.68          14.39               6,842
                                                                             2009   14.39          21.06               5,950
                                                                             2010   21.06          26.27               5,458
                                                                             2011   26.27          24.28               4,789
                                                                             2012   24.28          26.89                   0
Invesco Small Cap Growth Investment Division (Class E)...................... 2004   11.68          12.30                 323
                                                                             2005   12.30          13.17                 359
                                                                             2006   13.17          14.87                 412
                                                                             2007   14.87          16.33                 483
                                                                             2008   16.33           9.88                 408
                                                                             2009    9.88          13.08                 368
                                                                             2010   13.08          16.32                 307
                                                                             2011   16.32          15.96                 341
                                                                             2012   15.96          18.65                 279
                                                                             2013   18.65          25.86                 300
Jennison Growth Investment Division (Class A)............................... 2005    4.12           4.98               5,029
                                                                             2006    4.98           5.05               4,487
                                                                             2007    5.05           5.57               3,673
                                                                             2008    5.57           3.50               3,172
                                                                             2009    3.50           4.84               3,232
                                                                             2010    4.84           5.33               2,908
                                                                             2011    5.33           5.29               2,644
                                                                             2012    5.29           6.05               3,023
                                                                             2013    6.05           8.20               2,695
Jennison Growth Investment Division (Class A) (formerly Met/Putnam
Voyager Investment Division (Class A))...................................... 2004    4.31           4.47               5,450
                                                                             2005    4.47           4.08               2,161


                                    B-PPA-60

                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class E) (5/1/2005))................ 2005   10.02          10.90                 65
                                                                               2006   10.90          11.60                164
                                                                               2007   11.60          13.11                378
                                                                               2008   13.11           7.00                345
                                                                               2009    7.00           9.95                398
                                                                               2010    9.95          10.76                327
                                                                               2011   10.76          10.51                283
                                                                               2012   10.51          11.82                  0
Loomis Sayles Global Markets Investment Division (Class B) (4/29/2013)........ 2013   13.12          14.44                455
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008)................ 2008    9.99           7.99                115
                                                                               2009    7.99          10.09                244
                                                                               2010   10.09          11.14                301
                                                                               2011   11.14          11.24                367
                                                                               2012   11.24          12.49                468
                                                                               2013   12.49          13.05                  0
Loomis Sayles Small Cap Core Investment Division (Class A).................... 2004   24.00          27.58                827
                                                                               2005   27.58          29.13                863
                                                                               2006   29.13          33.58              1,062
                                                                               2007   33.58          37.11              1,141
                                                                               2008   37.11          23.49                946
                                                                               2009   23.49          30.22                815
                                                                               2010   30.22          38.07                707
                                                                               2011   38.07          37.82                661
                                                                               2012   37.82          42.79                577
                                                                               2013   42.79          59.62                560
Loomis Sayles Small Cap Growth Investment Division (Class A).................. 2004    8.98           9.88              1,935
                                                                               2005    9.88          10.22              1,816
                                                                               2006   10.22          11.10              1,738
                                                                               2007   11.10          11.46              1,448
                                                                               2008   11.46           6.66              1,171
                                                                               2009    6.66           8.55              1,075
                                                                               2010    8.55          11.12              1,029
                                                                               2011   11.12          11.31              1,321
                                                                               2012   11.31          12.42                916
                                                                               2013   12.42          18.24              1,071
Lord Abbett Bond Debenture Investment Division (Class A)...................... 2004   12.57          13.46              5,243
                                                                               2005   13.46          13.54              5,165
                                                                               2006   13.54          14.62              5,043
                                                                               2007   14.62          15.43              4,832
                                                                               2008   15.43          12.43              3,676
                                                                               2009   12.43          16.84              3,292
                                                                               2010   16.84          18.83              2,945
                                                                               2011   18.83          19.49              2,536
                                                                               2012   19.49          21.79              2,356
                                                                               2013   21.79          23.28              2,242
Met/Artisan Mid Cap Value Investment Division (Class A)....................... 2004   31.61          34.32              5,348
                                                                               2005   34.32          37.28              5,416
                                                                               2006   37.28          41.41              4,400
                                                                               2007   41.41          38.10              3,630
                                                                               2008   38.10          20.32              2,860
                                                                               2009   20.32          28.41              2,472
                                                                               2010   28.41          32.28              2,154
                                                                               2011   32.28          34.04              1,908
                                                                               2012   34.04          37.61              1,696
                                                                               2013   37.61          50.84              1,588
Met/Franklin Low Duration Total Return Investment Division (Class B)
(5/2/2011).................................................................... 2011    9.98           9.77                 30
                                                                               2012    9.77          10.08                105
                                                                               2013   10.08          10.07                253
MetLife Aggressive Strategy Investment Division (Class A) (5/2/2011).......... 2011   12.48          10.71              1,275
                                                                               2012   10.71          12.39              1,311
                                                                               2013   12.39          15.88              1,332


                                    B-PPA-61

                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 2005    9.99
                                                                                 2006   11.17
                                                                                 2007   12.81
                                                                                 2008   13.09
                                                                                 2009    7.72
                                                                                 2010   10.06
                                                                                 2011   11.51
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 2005    9.99
                                                                                 2006   10.32
                                                                                 2007   10.93
                                                                                 2008   11.42
                                                                                 2009    9.69
                                                                                 2010   11.55
                                                                                 2011   12.59
                                                                                 2012   12.87
                                                                                 2013   13.92
MetLife Conservative to Moderate Allocation Investment Division (Class A)
(5/1/2005)...................................................................... 2005    9.99
                                                                                 2006   10.55
                                                                                 2007   11.44
                                                                                 2008   11.87
                                                                                 2009    9.21
                                                                                 2010   11.28
                                                                                 2011   12.46
                                                                                 2012   12.46
                                                                                 2013   13.75
MetLife Growth Strategy Investment Division (Class B) (4/29/2013)............... 2013   11.72
MetLife Growth Strategy Investment Division (Class B) (formerly Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (4/28/2008).......... 2008    9.99
                                                                                 2009    7.04
                                                                                 2010    8.94
                                                                                 2011    9.71
                                                                                 2012    9.42
                                                                                 2013   10.81
MetLife Mid Cap Stock Index Investment Division (Class A)....................... 2004   11.61
                                                                                 2005   13.30
                                                                                 2006   14.75
                                                                                 2007   16.04
                                                                                 2008   17.08
                                                                                 2009   10.76
                                                                                 2010   14.56
                                                                                 2011   18.17
                                                                                 2012   17.60
                                                                                 2013   20.45
MetLife Moderate Allocation Investment Division (Class A) (5/1/2005)............ 2005    9.99
                                                                                 2006   10.77
                                                                                 2007   11.93
                                                                                 2008   12.32
                                                                                 2009    8.71
                                                                                 2010   10.91
                                                                                 2011   12.23
                                                                                 2012   11.94
                                                                                 2013   13.38
MetLife Moderate to Aggressive Allocation Investment Division (Class A)
(5/1/2005)...................................................................... 2005    9.99
                                                                                 2006   11.00
                                                                                 2007   12.44
                                                                                 2008   12.79
                                                                                 2009    8.22
                                                                                 2010   10.51
                                                                                 2011   11.92
                                                                                 2012   11.36
                                                                                 2013   12.99



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 11.17                143
                                                                                 12.81                628
                                                                                 13.09              1,037
                                                                                  7.72              1,047
                                                                                 10.06              1,178
                                                                                 11.51              1,329
                                                                                 12.50                  0
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 10.32                188
                                                                                 10.93                774
                                                                                 11.42              1,576
                                                                                  9.69              1,715
                                                                                 11.55              1,625
                                                                                 12.59              2,027
                                                                                 12.87              2,105
                                                                                 13.92              2,055
                                                                                 14.36              1,866
MetLife Conservative to Moderate Allocation Investment Division (Class A)
(5/1/2005)...................................................................... 10.55                824
                                                                                 11.44              2,444
                                                                                 11.87              4,103
                                                                                  9.21              3,893
                                                                                 11.28              3,832
                                                                                 12.46              3,825
                                                                                 12.46              3,616
                                                                                 13.75              3,521
                                                                                 15.10              3,459
MetLife Growth Strategy Investment Division (Class B) (4/29/2013)............... 13.37                275
MetLife Growth Strategy Investment Division (Class B) (formerly Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (4/28/2008)..........  7.04                124
                                                                                  8.94                177
                                                                                  9.71                218
                                                                                  9.42                256
                                                                                 10.81                255
                                                                                 11.64                  0
MetLife Mid Cap Stock Index Investment Division (Class A)....................... 13.30              9,542
                                                                                 14.75              9,545
                                                                                 16.04              9,101
                                                                                 17.08              8,404
                                                                                 10.76              7,317
                                                                                 14.56              6,375
                                                                                 18.17              5,755
                                                                                 17.60              5,067
                                                                                 20.45              4,551
                                                                                 26.89              4,303
MetLife Moderate Allocation Investment Division (Class A) (5/1/2005)............ 10.77              1,278
                                                                                 11.93              4,488
                                                                                 12.32              8,150
                                                                                  8.71              7,924
                                                                                 10.91              8,271
                                                                                 12.23              8,534
                                                                                 11.94              8,452
                                                                                 13.38              8,205
                                                                                 15.64              8,254
MetLife Moderate to Aggressive Allocation Investment Division (Class A)
(5/1/2005)...................................................................... 11.00                653
                                                                                 12.44              2,721
                                                                                 12.79              4,670
                                                                                  8.22              4,739
                                                                                 10.51              5,319
                                                                                 11.92              5,394
                                                                                 11.36              5,351
                                                                                 12.99              5,221
                                                                                 15.98              5,355


                                    B-PPA-62

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Stock Index Investment Division (Class A).......................... 2004   33.38          36.44              67,005
                                                                            2005   36.44          37.66              61,189
                                                                            2006   37.66          42.95              53,415
                                                                            2007   42.95          44.63              46,793
                                                                            2008   44.63          27.73              41,165
                                                                            2009   27.73          34.57              36,386
                                                                            2010   34.57          39.21              32,752
                                                                            2011   39.21          39.44              29,372
                                                                            2012   39.44          45.09              26,401
                                                                            2013   45.09          58.80              23,707
MFS(R) Research International Investment Division (Class A)................ 2004    9.96          11.77               1,281
                                                                            2005   11.77          13.58               1,544
                                                                            2006   13.58          17.02               3,004
                                                                            2007   17.02          19.10               3,266
                                                                            2008   19.10          10.89               3,093
                                                                            2009   10.89          14.19               2,576
                                                                            2010   14.19          15.65               2,138
                                                                            2011   15.65          13.85               1,897
                                                                            2012   13.85          16.00               1,669
                                                                            2013   16.00          18.90               1,512
MFS(R) Total Return Investment Division (Class E) (5/1/2004)............... 2004   10.04          10.93                 541
                                                                            2005   10.93          11.12               1,421
                                                                            2006   11.12          12.30               1,656
                                                                            2007   12.30          12.66               1,844
                                                                            2008   12.66           9.72               1,503
                                                                            2009    9.72          11.37               1,276
                                                                            2010   11.37          12.34               1,121
                                                                            2011   12.34          12.47                 984
                                                                            2012   12.47          13.72                 905
                                                                            2013   13.72          16.10                 899
MFS(R) Value Investment Division (Class A)................................. 2004   12.18          13.40              18,015
                                                                            2005   13.40          13.05              16,233
                                                                            2006   13.05          15.23              13,096
                                                                            2007   15.23          14.47              11,260
                                                                            2008   14.47           9.51               9,015
                                                                            2009    9.51          11.35               7,889
                                                                            2010   11.35          12.49               7,055
                                                                            2011   12.49          12.44               6,320
                                                                            2012   12.44          14.33               5,679
                                                                            2013   14.33          19.22               5,862
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class E))............................................. 2004   23.83          26.72                 294
                                                                            2005   26.72          29.18                 561
                                                                            2006   29.18          32.21                 728
                                                                            2007   32.21          33.09                 576
                                                                            2008   33.09          19.93                 444
                                                                            2009   19.93          23.94                 367
                                                                            2010   23.94          27.06                 320
                                                                            2011   27.06          25.04                 290
                                                                            2012   25.04          28.59                 265
                                                                            2013   28.59          31.50                   0
MFS(R) Value Investment Division (Class A) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (4/28/2008).......................... 2008    9.99           6.60                  74
                                                                            2009    6.60           8.15                 155
                                                                            2010    8.15           8.93                 259
                                                                            2011    8.93           8.77                 328
                                                                            2012    8.77           9.87                 309
                                                                            2013    9.87          10.82                   0
Morgan Stanley Mid Cap Growth Investment Division (Class A)................ 2010   13.70          15.94              15,840
                                                                            2011   15.94          14.70              14,266
                                                                            2012   14.70          15.90              12,904
                                                                            2013   15.90          21.88              11,673
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A))....................... 2004   14.83          17.16              34,048
                                                                            2005   17.16          18.13              29,784
                                                                            2006   18.13          20.03              25,415
                                                                            2007   20.03          21.43              21,648
                                                                            2008   21.43           9.46              19,350
                                                                            2009    9.46          12.50              17,589
                                                                            2010   12.50          13.55                   0


                                    B-PPA-63

                                                                                                                     NUMBER OF
                                                                                      BEGINNING OF                  ACCUMULATION
                                                                                          YEAR        END OF YEAR   UNITS END OF
                                                                                      ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                            YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
----------------------------------------------------------------------------- ------ -------------- -------------- -------------
MSCI EAFE(R) Index Investment Division (Class A)............................. 2004    9.72          11.49              10,709
                                                                              2005   11.49          12.85              10,291
                                                                              2006   12.85          15.96              10,009
                                                                              2007   15.96          17.47               9,691
                                                                              2008   17.47           9.99               9,244
                                                                              2009    9.99          12.70               8,280
                                                                              2010   12.70          13.57               7,632
                                                                              2011   13.57          11.73               7,318
                                                                              2012   11.73          13.71               6,461
                                                                              2013   13.71          16.50               6,022
Neuberger Berman Genesis Investment Division (Class A)....................... 2004   16.16          18.41              18,477
                                                                              2005   18.41          18.94              16,020
                                                                              2006   18.94          21.84              13,598
                                                                              2007   21.84          20.82              11,482
                                                                              2008   20.82          12.67               9,126
                                                                              2009   12.67          14.16               8,002
                                                                              2010   14.16          17.00               7,015
                                                                              2011   17.00          17.77               6,170
                                                                              2012   17.77          19.31               5,472
                                                                              2013   19.31          26.42               5,236
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA Mid
Cap Investment Division (Class E))........................................... 2004   12.10          13.68                 970
                                                                              2005   13.68          14.62               1,005
                                                                              2006   14.62          16.57                 995
                                                                              2007   16.57          15.94               1,142
                                                                              2008   15.94           9.72                 826
                                                                              2009    9.72          13.14                 718
                                                                              2010   13.14          15.98                 630
                                                                              2011   15.98          14.95                 550
                                                                              2012   14.95          15.57                 483
                                                                              2013   15.57          16.89                   0
Oppenheimer Global Equity Investment Division (Class A)...................... 2004   13.22          15.20               9,062
                                                                              2005   15.20          17.44               8,299
                                                                              2006   17.44          20.09               7,630
                                                                              2007   20.09          21.13               6,775
                                                                              2008   21.13          12.44               5,806
                                                                              2009   12.44          17.25               5,236
                                                                              2010   17.25          19.80               4,674
                                                                              2011   19.80          17.95               4,229
                                                                              2012   17.95          21.54               3,759
                                                                              2013   21.54          27.11               3,493
Oppenheimer Global Equity Investment Division (Class A) (formerly
Met/Templeton Growth Investment Division (Class B)) (4/28/2008).............. 2008    9.99           6.57                  13
                                                                              2009    6.57           8.61                  69
                                                                              2010    8.61           9.16                  81
                                                                              2011    9.16           8.42                 100
                                                                              2012    8.42          10.16                 124
                                                                              2013   10.16          10.81                   0
PIMCO Inflation Protected Bond Investment Division (Class E) (5/1/2005)...... 2006   11.07          11.19                 275
                                                                              2007   11.19          12.26                 512
                                                                              2008   12.26          11.29               2,964
                                                                              2009   11.29          13.18               3,038
                                                                              2010   13.18          14.05               3,051
                                                                              2011   14.05          15.43               3,167
                                                                              2012   15.43          16.64               3,267
                                                                              2013   16.64          14.93               2,470
PIMCO Total Return Investment Division (Class A)............................. 2004   11.78          12.24               9,739
                                                                              2005   12.24          12.39              10,726
                                                                              2006   12.39          12.83               9,738
                                                                              2007   12.83          13.66               9,031
                                                                              2008   13.66          13.58               8,058
                                                                              2009   13.58          15.88               8,087
                                                                              2010   15.88          17.00               7,932
                                                                              2011   17.00          17.37               6,931
                                                                              2012   17.37          18.80               6,580
                                                                              2013   18.80          18.25               5,934


                                    B-PPA-64

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
Russell 2000(R) Index Investment Division (Class A)........................ 2004   13.68          15.92               9,451
                                                                            2005   15.92          16.43               8,754
                                                                            2006   16.43          19.14               8,072
                                                                            2007   19.14          18.62               6,978
                                                                            2008   18.62          12.23               6,134
                                                                            2009   12.23          15.22               5,450
                                                                            2010   15.22          19.08               4,975
                                                                            2011   19.08          18.07               4,386
                                                                            2012   18.07          20.77               3,900
                                                                            2013   20.77          28.43               3,542
SSgA Growth and Income ETF Investment Division (Class E) (5/1/2006)........ 2006   10.52          11.19                  88
                                                                            2007   11.19          11.66                 140
                                                                            2008   11.66           8.64                 263
                                                                            2009    8.64          10.67                 407
                                                                            2010   10.67          11.83                 570
                                                                            2011   11.83          11.83                 695
                                                                            2012   11.83          13.19                 735
                                                                            2013   13.19          14.74                 702
SSgA Growth ETF Investment Division (Class E) (5/1/2006)................... 2006   10.73          11.45                  91
                                                                            2007   11.45          11.96                 231
                                                                            2008   11.96           7.92                 242
                                                                            2009    7.92          10.12                 306
                                                                            2010   10.12          11.41                 310
                                                                            2011   11.41          11.05                 407
                                                                            2012   11.05          12.56                 443
                                                                            2013   12.56          14.68                 483
T. Rowe Price Large Cap Growth Investment Division (Class A)............... 2004   11.38          12.35               9,724
                                                                            2005   12.35          13.00               8,796
                                                                            2006   13.00          14.54               7,871
                                                                            2007   14.54          15.71               7,073
                                                                            2008   15.71           9.02               6,007
                                                                            2009    9.02          12.78               5,542
                                                                            2010   12.78          14.77               4,940
                                                                            2011   14.77          14.43               4,416
                                                                            2012   14.43          16.95               4,165
                                                                            2013   16.95          23.30               4,907
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A)).............................. 2004    5.66           5.35               5,501
                                                                            2005    5.35           5.88               4,228
                                                                            2006    5.88           6.13               3,454
                                                                            2007    6.13           7.97               4,717
                                                                            2008    7.97           4.39               3,642
                                                                            2009    4.39           6.90               4,293
                                                                            2010    6.90           8.74               3,933
                                                                            2011    8.74           7.79               3,103
                                                                            2012    7.79           8.65               2,552
                                                                            2013    8.65           9.06                   0
T. Rowe Price Mid Cap Growth Investment Division (Class A)................. 2004    6.31           7.36               4,025
                                                                            2005    7.36           8.35               4,625
                                                                            2006    8.35           8.79               4,609
                                                                            2007    8.79          10.23               5,476
                                                                            2008   10.23           6.10               4,599
                                                                            2009    6.10           8.79               4,236
                                                                            2010    8.79          11.12               3,846
                                                                            2011   11.12          10.83               3,468
                                                                            2012   10.83          12.19               3,180
                                                                            2013   12.19          16.49               3,149
T. Rowe Price Small Cap Growth Investment Division (Class A)............... 2004   12.34          13.54              14,106
                                                                            2005   13.54          14.84              12,499
                                                                            2006   14.84          15.23              10,952
                                                                            2007   15.23          16.53               9,232
                                                                            2008   16.53          10.41               8,125
                                                                            2009   10.41          14.29               7,354
                                                                            2010   14.29          19.05               6,885
                                                                            2011   19.05          19.15               6,167
                                                                            2012   19.15          21.97               5,608
                                                                            2013   21.97          31.37               5,264


                                    B-PPA-65

                                                                                                        NUMBER OF
                                                                         BEGINNING OF                  ACCUMULATION
                                                                             YEAR        END OF YEAR   UNITS END OF
                                                                         ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                               YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
---------------------------------------------------------------- ------ -------------- -------------- -------------
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A).............................................. 2004   19.52          20.55          2,415
                                                                 2005   20.55          20.88          3,189
                                                                 2006   20.88          21.66          3,134
                                                                 2007   21.66          22.26          2,757
                                                                 2008   22.26          18.68          2,080
                                                                 2009   18.68          24.40          1,833
                                                                 2010   24.40          27.17          1,855
                                                                 2011   27.17          28.48          1,545
                                                                 2012   28.48          31.36          1,437
                                                                 2013   31.36          31.32          1,291
Western Asset Management U.S. Government Investment Division (Cla2004   16.13          16.41          2,998
                                                                 2005   16.41          16.49          3,099
                                                                 2006   16.49          16.96          2,936
                                                                 2007   16.96          17.48          2,695
                                                                 2008   17.48          17.21          2,209
                                                                 2009   17.21          17.73          1,924
                                                                 2010   17.73          18.53          1,768
                                                                 2011   18.53          19.31          1,528
                                                                 2012   19.31          19.72          1,400
                                                                 2013   19.72          19.33          1,280


------------
* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.



The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division (Class B) of the Met Investors Fund were merged into MFS(R) Value Investment Division (Class
A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division (Class E) of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division (Class B) of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division (Class A) of the Met Investors Fund on April 29, 2013. - Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Capital Appreciation Investment Division (Class
E) of the Met Investors Fund were merged into the Jennison Growth Investment Division (Class A) of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.



                                    B-PPA-66

The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of FI Mid Cap Opportunities Investment Division were merged into the Morgan Stanley Mid Cap Growth Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.


The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1,2004 is that of the Janus Mid Cap Investment Division.


Please see the Table of Expenses for more information.

                                    B-PPA-67

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX C
--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES


          SERIES FUND/TRUST                   PORTFOLIO/SERIES                  MARKETING NAME
------------------------------------ ---------------------------------- -----------------------------
American Funds Insurance Series(R)   Bond Fund                          American Funds Bond Fund
American Funds Insurance Series(R)   Global Small Capitalization Fund   American Funds Global Small
                                                                        Capitalization Fund
American Funds Insurance Series(R)   Growth-Income Fund                 American Funds Growth-Income
                                                                        Fund
American Funds Insurance Series(R)   Growth Fund                        American Funds Growth Fund


                                    B-PPA-69

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX D
--------------------------------------------------------------------------------
WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM
                                  PARTICIPANT


If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                    B-PPA-71

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX E
--------------------------------------------------------------------------------
         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SERVICES
PRINCIPAL UNDERWRITER
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
EXPERIENCE FACTOR
VARIABLE INCOME PAYMENTS
CALCULATING THE ANNUITY UNIT VALUE
ADVERTISEMENT OF THE SEPARATE ACCOUNT
VOTING RIGHTS
TAXES
WITHDRAWALS
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT
FINANCIAL STATEMENTS OF METLIFE



                                    B-PPA-73

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                          REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series(R)

     [ ] Calvert Variable Series, Inc.

     [ ] I have changed my address. My current address is:


                                           Name --------------------------------
-------------------------------------
  (Contract Number)
                                           Address -------------------------------

-------------------------------------      -------------------------------------
   (Signature)                                                                  zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342

                                    B-PPA-75

                                                                  April 28, 2014



             PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes individual and group Preference Plus Account Contracts for deferred variable annuities (" Deferred Annuities") and Preference Plus immediate variable income annuities (" Income Annuities"). We no longer offer the Deferred -Annuities and Income Annuities. However, Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract.


You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Deferred Annuity or Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS(R)
  American Funds Global Small Capitalization
  American Funds Growth
  American Funds Growth-Income

MET INVESTORS FUND

  Clarion Global Real Estate
  ClearBridge Aggressive Growth
  Harris Oakmark International

  Invesco Mid Cap Value
  Invesco Small Cap Growth
  Lord Abbett Bond Debenture

  Met/Franklin Low Duration Total Return

  MetLife Asset Allocation 100

  MFS(R) Research International
  Morgan Stanley Mid Cap Growth
  Oppenheimer Global Equity
  PIMCO Total Return
  T. Rowe Price Mid Cap Growth

  WMC Large Cap Research

METROPOLITAN FUND
  Baillie Gifford International Stock
  Barclays Aggregate Bond Index
  BlackRock Bond Income

  BlackRock Capital Appreciation

  BlackRock Large Cap Value

  Frontier Mid Cap Growth
  Jennison Growth
  Loomis Sayles Small Cap Core
  Loomis Sayles Small Cap Growth
  Met/Artisan Mid Cap Value

  MetLife Asset Allocation 20
  MetLife Asset Allocation 40
  MetLife Asset Allocation 60
  MetLife Asset Allocation 80
  MetLife Mid Cap Stock Index

  MetLife Stock Index
  MFS(R) Total Return
  MFS(R) Value
  MSCI EAFE(R) Index
  Neuberger Berman Genesis
  Russell 2000(R) Index
  T. Rowe Price Large Cap Growth
  T. Rowe Price Small Cap Growth
  Western Asset Management Strategic Bond Opportunities
  Western Asset Management U.S. Government

  WMC Balanced
  WMC Core Equity Opportunities


Certain Portfolios have been subject to a change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

DEFERRED ANNUITIES AVAILABLE:
   o    Non-Qualified
   o    Traditional IRA
   o    Roth IRA
   o    Unallocated Keogh

INCOME ANNUITIES AVAILABLE:
   o    Non-Qualified
   o    Traditional IRA
   o    Roth IRA
   o    Unallocated Keogh

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Deferred Annuities, Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 28, 2014. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 69 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                        PROSPECTUS DATED APRIL 28, 2014

                              TABLE OF CONTENTS





                                                        PAGE
                                                     ---------
IMPORTANT TERMS YOU SHOULD KNOW..................... C-PPA-3
TABLE OF EXPENSES................................... C-PPA-5
ACCUMULATION UNIT VALUES TABLE...................... C-PPA-9
METLIFE............................................. C-PPA-10
METROPOLITAN LIFE SEPARATE ACCOUNT E................ C-PPA-10
VARIABLE ANNUITIES.................................. C-PPA-10
A Deferred Annuity.................................. C-PPA-11
Non-Natural Persons as Owners or Beneficiaries       C-PPA-11
An Income Annuity................................... C-PPA-11
YOUR INVESTMENT CHOICES............................. C-PPA-11
Additional Information About the Portfolios......... C-PPA-15
Certain Payments We Receive with Regard to the
  Portfolios........................................ C-PPA-16
Portfolio Selection................................. C-PPA-16
DEFERRED ANNUITIES.................................. C-PPA-17
The Deferred Annuity and Your Retirement Plan....... C-PPA-17
Automated Investment Strategies..................... C-PPA-17
Purchase Payments................................... C-PPA-18
  Allocation of Purchase Payments................... C-PPA-18
  Automated Purchase Payments....................... C-PPA-18
  Limits on Purchase Payments....................... C-PPA-18
The Value of Your Investment........................ C-PPA-19
Transfers........................................... C-PPA-19
Restrictions on Transfers........................... C-PPA-20
Access To Your Money................................ C-PPA-22
  Systematic Withdrawal Program..................... C-PPA-22
  Minimum Distribution.............................. C-PPA-23
Annual Contract Fee................................. C-PPA-23
Charges............................................. C-PPA-23
  Insurance-Related or Separate Account Charge       C-PPA-24
  Investment-Related Charge......................... C-PPA-24
Premium and Other Taxes............................. C-PPA-24
Early Withdrawal Charges............................ C-PPA-24
  When No Early Withdrawal Charge Applies........... C-PPA-25
  When A Different Early Withdrawal Charge
    May Apply....................................... C-PPA-27
Free Look........................................... C-PPA-28
Death Benefit....................................... C-PPA-28
Pay-Out Options (or Income Options)................. C-PPA-29
INCOME ANNUITIES.................................... C-PPA-29
Income Payment Types................................ C-PPA-30
Minimum Size of Your Income Payment................. C-PPA-31
Allocation.......................................... C-PPA-31
The Value of Your Income Payments................... C-PPA-32
Reallocations....................................... C-PPA-33
Restrictions on Transfers........................... C-PPA-34
Contract Fee........................................ C-PPA-36


                                                        PAGE
                                                     ---------
Charges............................................. C-PPA-36
  Insurance-Related or Separate Account Charge       C-PPA-36
  Investment-Related Charge......................... C-PPA-36
Premium and Other Taxes............................. C-PPA-36
Free Look........................................... C-PPA-37
GENERAL INFORMATION................................. C-PPA-37
Administration...................................... C-PPA-37
  Purchase Payments................................. C-PPA-37
  Confirming Transactions........................... C-PPA-38
  Processing Transactions........................... C-PPA-38
  By Telephone or Internet.......................... C-PPA-38
  After Your Death.................................. C-PPA-39
  Abandoned Property Requirements................... C-PPA-39
  Misstatement...................................... C-PPA-39
  Third Party Requests.............................. C-PPA-39
  Valuation -- Suspension of Payments............... C-PPA-39
Advertising Performance............................. C-PPA-40
Changes to Your Deferred Annuity or Income
  Annuity........................................... C-PPA-41
Voting Rights....................................... C-PPA-41
Who Sells the Deferred Annuities and Income
  Annuities......................................... C-PPA-42
Financial Statements................................ C-PPA-43
Your Spouse's Rights................................ C-PPA-44
When We Can Cancel Your Deferred Annuity or
  Income Annuity.................................... C-PPA-44
INCOME TAXES........................................ C-PPA-44
Introduction........................................ C-PPA-44
Non-Qualified Annuity Contracts..................... C-PPA-45
Accumulation........................................ C-PPA-45
Death Benefits...................................... C-PPA-46
Taxation of Payments in Annuity Form................ C-PPA-46
Qualified Annuity Contracts......................... C-PPA-48
Required Minimum Distributions...................... C-PPA-50
Additional Information regarding IRAs............... C-PPA-51
LEGAL PROCEEDINGS................................... C-PPA-53
APPENDIX A: PREMIUM TAX TABLE....................... C-PPA-55
APPENDIX A-1: ADDITIONAL INFORMATION REGARDING
  THE PORTFOLIOS.................................... C-PPA-56
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION............................... C-PPA-57
APPENDIX C: PORTFOLIO LEGAL AND MARKETING
  NAMES............................................. C-PPA-67
APPENDIX D: TABLE OF CONTENTS FOR THE STATEMENT
  OF ADDITIONAL INFORMATION......................... C-PPA-69



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.




                                    C-PPA-2

                        IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

CONTRACT -- A Contract is the legal agreement between You and MetLife or between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, for the unallocated Keogh Deferred Annuity depending on underwriting and plan requirements, the first Contract Year may range from the initial three to 15 month period after the Contract is issued.

EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.


INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund, or American Funds(R).


METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.


                                    C-PPA-3

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.

YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for the unallocated Keogh Deferred Annuity, "You" means the trustee of the Keogh plan.


                                    C-PPA-4

                               TABLE OF EXPENSES
--------------------------------------------------------------------------------
            PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES



The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers/reallocations between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions
- See Appendix A) and other taxes which may apply.



CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS................................................... None
EARLY WITHDRAWAL CHARGE................................................................... Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES....................................................... None
SURRENDER FEE FOR DEFERRED ANNUITIES...................................................... None
INCOME ANNUITY CONTRACT FEE............................................................... None
TRANSFER FEE.............................................................................. None

------------
1 An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
          Thereafter                 0%

There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 10% (20% under certain Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of Early Withdrawal Charges.

The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(2)........ None
SEPARATE ACCOUNT CHARGE(3)
(as a percentage of your average Account Balance
  in the Separate Account)
General Administrative Expenses Charge............... .20%
Mortality and Expense Risk Charge.................... .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(3)
Current and Maximum Guaranteed Charge:............... .95%


2  A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account.
      This fee may be waived under certain circumstances.
3 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Investment Divisions for the Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for the Income Annuity. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge.



We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the WMC Large Cap Research Portfolio (formerly BlackRock Large Cap Core Portfolio). We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.



                                    C-PPA-5

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the Portfolios of the American Funds(R), which are Class 2 and MET/Franklin Low Duration Total Return which is Class B. More details concerning the Metropolitan Fund, the Met Investors Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732. Please read the prospectuses carefully before making your allocations to the Investment Divisions.



MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES



                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES AS OF DECEMBER 31, 2013
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       1.07%


PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                                DISTRIBUTION
                                                                   AND/OR
                                                   MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                              FEE      (12B-1) FEES   EXPENSES
------------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Global Small
  Capitalization Portfolio.......................    0.70%     0.25%          0.04%
 American Funds Growth Portfolio.................    0.33%     0.25%          0.02%
 American Funds Growth-Income Portfolio              0.27%     0.25%          0.02%
MET INVESTORS FUND
 Clarion Global Real Estate Portfolio --
  Class A........................................    0.60%       --           0.05%
 ClearBridge Aggressive Growth Portfolio --
  Class A........................................    0.59%       --           0.02%
 Harris Oakmark International Portfolio --
  Class A........................................    0.77%       --           0.06%
 Invesco Mid Cap Value Portfolio --
  Class A........................................    0.65%       --           0.05%
 Invesco Small Cap Growth Portfolio --
  Class A........................................    0.85%       --           0.02%
 Lord Abbett Bond Debenture Portfolio --
  Class A........................................    0.51%       --           0.03%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B...........................    0.50%     0.25%          0.05%
 MetLife Asset Allocation 100 Portfolio --
  Class A........................................    0.07%       --           0.01%
 MFS(R) Research International Portfolio --
  Class A........................................    0.68%       --           0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A...........................    0.64%       --           0.05%
 Oppenheimer Global Equity Portfolio --
  Class A........................................    0.67%       --           0.08%
 PIMCO Total Return Portfolio -- Class A.........    0.48%       --           0.03%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A........................................    0.75%       --           0.03%
 WMC Large Cap Research Portfolio --
  Class A........................................    0.59%       --           0.03%
METROPOLITAN FUND -- CLASS A
 Baillie Gifford International Stock
  Portfolio......................................    0.79%       --           0.08%
 Barclays Aggregate Bond Index Portfolio.........    0.25%       --           0.03%
 BlackRock Bond Income Portfolio.................    0.33%       --           0.02%
 BlackRock Capital Appreciation Portfolio........    0.69%       --           0.02%



                                                                                                   NET TOTAL
                                                      ACQUIRED     TOTAL ANNUAL     FEE WAIVER      ANNUAL
                                                   FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
PORTFOLIO                                             EXPENSES       EXPENSES      REIMBURSEMENT   EXPENSES
------------------------------------------------- --------------- -------------- ---------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Global Small
  Capitalization Portfolio.......................   --                0.99%        --               0.99%
 American Funds Growth Portfolio.................   --                0.60%        --               0.60%
 American Funds Growth-Income Portfolio             --                0.54%        --               0.54%
MET INVESTORS FUND
 Clarion Global Real Estate Portfolio --
  Class A........................................   --                0.65%        --               0.65%
 ClearBridge Aggressive Growth Portfolio --
  Class A........................................   --                0.61%      0.00%              0.61%
 Harris Oakmark International Portfolio --
  Class A........................................   --                0.83%      0.02%              0.81%
 Invesco Mid Cap Value Portfolio --
  Class A........................................ 0.08%               0.78%      0.02%              0.76%
 Invesco Small Cap Growth Portfolio --
  Class A........................................   --                0.87%      0.02%              0.85%
 Lord Abbett Bond Debenture Portfolio --
  Class A........................................   --                0.54%        --               0.54%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B...........................   --                0.80%      0.03%              0.77%
 MetLife Asset Allocation 100 Portfolio --
  Class A........................................ 0.70%               0.78%        --               0.78%
 MFS(R) Research International Portfolio --
  Class A........................................   --                0.75%      0.06%              0.69%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A...........................   --                0.69%      0.01%              0.68%
 Oppenheimer Global Equity Portfolio --
  Class A........................................   --                0.75%      0.03%              0.72%
 PIMCO Total Return Portfolio -- Class A.........   --                0.51%        --               0.51%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A........................................   --                0.78%        --               0.78%
 WMC Large Cap Research Portfolio --
  Class A........................................   --                0.62%      0.05%              0.57%
METROPOLITAN FUND -- CLASS A
 Baillie Gifford International Stock
  Portfolio......................................   --                0.87%      0.12%              0.75%
 Barclays Aggregate Bond Index Portfolio.........   --                0.28%      0.01%              0.27%
 BlackRock Bond Income Portfolio.................   --                0.35%      0.00%              0.35%
 BlackRock Capital Appreciation Portfolio........   --                0.71%      0.01%              0.70%


                                     C-PPA-6

                                                              DISTRIBUTION
                                                                 AND/OR
                                                 MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                            FEE      (12B-1) FEES   EXPENSES
----------------------------------------------- ------------ -------------- ----------
 BlackRock Large Cap Value Portfolio...........    0.63%          --        0.02%
 Frontier Mid Cap Growth Portfolio.............    0.72%          --        0.03%
 Jennison Growth Portfolio.....................    0.60%          --        0.02%
 Loomis Sayles Small Cap Core Portfolio........    0.90%          --        0.05%
 Loomis Sayles Small Cap Growth Portfolio          0.90%          --        0.05%
 Met/Artisan Mid Cap Value Portfolio...........    0.81%          --        0.02%
 MetLife Asset Allocation 20 Portfolio.........    0.09%          --        0.02%
 MetLife Asset Allocation 40 Portfolio.........    0.07%          --        0.01%
 MetLife Asset Allocation 60 Portfolio.........    0.06%          --          --
 MetLife Asset Allocation 80 Portfolio.........    0.06%          --        0.01%
 MetLife Mid Cap Stock Index Portfolio.........    0.25%          --        0.05%
 MetLife Stock Index Portfolio.................    0.25%          --        0.02%
 MFS(R) Total Return Portfolio.................    0.55%          --        0.04%
 MFS(R) Value Portfolio........................    0.70%          --        0.02%
 MSCI EAFE(R) Index Portfolio..................    0.30%          --        0.10%
 Neuberger Berman Genesis Portfolio............    0.80%          --        0.03%
 Russell 2000(R) Index Portfolio...............    0.25%          --        0.06%
 T. Rowe Price Large Cap Growth Portfolio          0.60%          --        0.03%
 T. Rowe Price Small Cap Growth Portfolio          0.48%          --        0.04%
 Western Asset Management Strategic Bond
  Opportunities Portfolio......................    0.60%          --        0.06%
 Western Asset Management
  U.S. Government Portfolio....................    0.47%          --        0.02%
 WMC Balanced Portfolio........................    0.46%          --        0.05%
 WMC Core Equity Opportunities Portfolio           0.70%          --        0.02%



                                                                                                 NET TOTAL
                                                    ACQUIRED     TOTAL ANNUAL     FEE WAIVER       ANNUAL
                                                 FUND FEES AND     OPERATING    AND/OR EXPENSE   OPERATING
PORTFOLIO                                           EXPENSES       EXPENSES      REIMBURSEMENT    EXPENSES
----------------------------------------------- --------------- -------------- ---------------- -----------
 BlackRock Large Cap Value Portfolio...........   --                0.65%      0.06%              0.59%
 Frontier Mid Cap Growth Portfolio.............   --                0.75%      0.01%              0.74%
 Jennison Growth Portfolio.....................   --                0.62%      0.07%              0.55%
 Loomis Sayles Small Cap Core Portfolio........ 0.12%               1.07%      0.07%              1.00%
 Loomis Sayles Small Cap Growth Portfolio         --                0.95%      0.09%              0.86%
 Met/Artisan Mid Cap Value Portfolio...........   --                0.83%        --               0.83%
 MetLife Asset Allocation 20 Portfolio......... 0.52%               0.63%      0.01%              0.62%
 MetLife Asset Allocation 40 Portfolio......... 0.57%               0.65%        --               0.65%
 MetLife Asset Allocation 60 Portfolio......... 0.62%               0.68%        --               0.68%
 MetLife Asset Allocation 80 Portfolio......... 0.66%               0.73%        --               0.73%
 MetLife Mid Cap Stock Index Portfolio......... 0.02%               0.32%      0.00%              0.32%
 MetLife Stock Index Portfolio.................   --                0.27%      0.01%              0.26%
 MFS(R) Total Return Portfolio.................   --                0.59%        --               0.59%
 MFS(R) Value Portfolio........................   --                0.72%      0.14%              0.58%
 MSCI EAFE(R) Index Portfolio.................. 0.01%               0.41%      0.00%              0.41%
 Neuberger Berman Genesis Portfolio............   --                0.83%      0.01%              0.82%
 Russell 2000(R) Index Portfolio............... 0.11%               0.42%      0.00%              0.42%
 T. Rowe Price Large Cap Growth Portfolio         --                0.63%      0.01%              0.62%
 T. Rowe Price Small Cap Growth Portfolio         --                0.52%        --               0.52%
 Western Asset Management Strategic Bond
  Opportunities Portfolio......................   --                0.66%      0.04%              0.62%
 Western Asset Management
  U.S. Government Portfolio....................   --                0.49%      0.01%              0.48%
 WMC Balanced Portfolio........................   --                0.51%      0.00%              0.51%
 WMC Core Equity Opportunities Portfolio          --                0.72%      0.11%              0.61%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLES


The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

                                    C-PPA-7

   o your Deferred Annuity permits You to withdraw 10% of your Account Balance free from Early Withdrawal Charges each Contract Year;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   there is a maximum Separate Account charge of 0.95%;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $851      $1,116      $1,385      $2,314
Minimum........     $776      $  883      $  983      $1,450


EXAMPLE 2.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o your Deferred Annuity permits You to withdraw 20% of your Account Balance free from Early Withdrawal Charges each Contract Year;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   there is a maximum Separate Account charge of 0.95%;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $779      $1,061      $1,350      $2,314
Minimum........     $703      $  827      $  947      $1,450


EXAMPLE 3.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account (no Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   there is a maximum Separate Account charge of 0.95%;

   o   the underlying Portfolio earns a 5% annual return; and

   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $202        $624      $1,072      $2,314
Minimum........     $122        $380      $  658      $1,450



                                    C-PPA-8

                       ACCUMULATION UNIT VALUES FOR EACH
                              INVESTMENT DIVISION
--------------------------------------------------------------------------------
See Appendix B.


                                    C-PPA-9

                                    METLIFE
--------------------------------------------------------------------------------

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and other services to corporations and other institutions. Metropolitan Life Insurance Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.




                      METROPOLITAN LIFE SEPARATE ACCOUNT E
--------------------------------------------------------------------------------
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Preference Plus Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.



                               VARIABLE ANNUITIES
--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income


                                    C-PPA-10

Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY


You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All individual retirement plan(s) ("IRA(s)") and Keoghs receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding an IRA with a Deferred Annuity. Therefore, there should be reasons other than tax deferral for acquiring the Deferred Annuity in an IRA or Keogh such as the availability of a guaranteed income for life or the death benefit.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."


We no longer make this Deferred Annuity available, however, current Contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.



AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.

The Income Annuities are no longer available.



                            YOUR INVESTMENT CHOICES
--------------------------------------------------------------------------------
The Metropolitan Fund, Met Investors Fund, and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and MET/Franklin
Low Duration Total Return Portfolio which is Class B.

The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment


                                    C-PPA-11
objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.





                PORTFOLIO                            INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------------- ----------------------------------------- ------------------------------------------
AMERICAN FUNDS(R)

American Funds Global Small               Seeks long-term growth of capital.        Capital Research and Management
 Capitalization Portfolio                                                           Company
American Funds Growth Portfolio           Seeks growth of capital.                  Capital Research and Management
                                                                                    Company
American Funds Growth-Income              Seeks long-term growth of capital and     Capital Research and Management
 Portfolio                                income.                                   Company
MET INVESTORS FUND
Clarion Global Real Estate Portfolio      Seeks total return through investment     MetLife Advisers, LLC
                                          in real estate securities, emphasizing    Sub-Investment Manager: CBRE
                                          both capital appreciation and current     Clarion Securities LLC
                                          income.
ClearBridge Aggressive Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: ClearBridge
                                                                                    Investments, LLC
Harris Oakmark International              Seeks long-term capital appreciation.     MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: Harris
                                                                                    Associates L.P.
Invesco Mid Cap Value Portfolio           Seeks high total return by investing in   MetLife Advisers, LLC
                                          equity securities of mid-sized            Sub-Investment Manager: Invesco
                                          companies.                                Advisers, Inc.
Invesco Small Cap Growth Portfolio        Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                    Sub-Investment Manager: Invesco
                                                                                    Advisers, Inc.
Lord Abbett Bond Debenture Portfolio      Seeks high current income and the         MetLife Advisers, LLC
                                          opportunity for capital appreciation      Sub-Investment Manager: Lord,
                                          to produce a high total return.           Abbett & Co. LLC
Met/Franklin Low Duration Total           Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                         while seeking preservation of             Sub-Investment Manager: Franklin
                                          shareholders' capital.                    Advisers, Inc.
MetLife Asset Allocation 100 Portfolio    Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International Portfolio   Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Sub-Investment Manager:
                                                                                    Massachusetts Financial Services
                                                                                    Company


                                    C-PPA-12

              PORTFOLIO                         INVESTMENT OBJECTIVE           INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------- --------------------------------------- ------------------------------------------
Morgan Stanley Mid Cap Growth         Seeks capital appreciation.             MetLife Advisers, LLC
 Portfolio                                                                    Sub-Investment Manager: Morgan
                                                                              Stanley Investment Management Inc.
Oppenheimer Global Equity Portfolio   Seeks capital appreciation.             MetLife Advisers, LLC
                                                                              Sub-Investment Manager:
                                                                              OppenheimerFunds, Inc.
PIMCO Total Return Portfolio          Seeks maximum total return,             MetLife Advisers, LLC
                                      consistent with the preservation of     Sub-Investment Manager: Pacific
                                      capital and prudent investment          Investment Management Company
                                      management.                             LLC
T. Rowe Price Mid Cap Growth          Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                    Sub-Investment Manager: T. Rowe
                                                                              Price Associates, Inc.
WMC Large Cap Research Portfolio      Seeks long-term capital appreciation.   MetLife Advisers, LLC
                                                                              Sub-Investment Manager: Wellington
                                                                              Management Company, LLP
METROPOLITAN FUND

Baillie Gifford International Stock   Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                    Sub-Investment Manager: Baillie
                                                                              Gifford Overseas Limited
Barclays Aggregate Bond Index         Seeks to track the performance of the   MetLife Advisers, LLC
 Portfolio                            Barclays U.S. Aggregate Bond Index.     Sub-Investment Manager: MetLife
                                                                              Investment Management, LLC
BlackRock Bond Income Portfolio       Seeks a competitive total return        MetLife Advisers, LLC
                                      primarily from investing in             Sub-Investment Manager: BlackRock
                                      fixed-income securities.                Advisors, LLC
BlackRock Capital Appreciation        Seeks long-term growth of capital.      MetLife Advisers, LLC
 Portfolio                                                                    Sub-Investment Manager: BlackRock
                                                                              Advisors, LLC
BlackRock Large Cap Value Portfolio   Seeks long-term growth of capital.      MetLife Advisers, LLC
                                                                              Sub-Investment Manager: BlackRock
                                                                              Advisors, LLC
Frontier Mid Cap Growth Portfolio     Seeks maximum capital appreciation.     MetLife Advisers, LLC
                                                                              Sub-Investment Manager: Frontier
                                                                              Capital Management Company, LLC
Jennison Growth Portfolio             Seeks long-term growth of capital.      MetLife Advisers, LLC
                                                                              Sub-Investment Manager: Jennison
                                                                              Associates LLC
Loomis Sayles Small Cap Core          Seeks long-term capital growth from     MetLife Advisers, LLC
 Portfolio                            investments in common stocks or         Sub-Investment Manager: Loomis,
                                      other equity securities.                Sayles & Company, L.P.
Loomis Sayles Small Cap Growth        Seeks long-term capital growth.         MetLife Advisers, LLC
 Portfolio                                                                    Sub-Investment Manager: Loomis,
                                                                              Sayles & Company, L.P.
Met/Artisan Mid Cap Value Portfolio   Seeks long-term capital growth.         MetLife Advisers, LLC
                                                                              Sub-Investment Manager: Artisan
                                                                              Partners Limited Partnership


                                    C-PPA-13

               PORTFOLIO                           INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- ----------------------------------------- ------------------------------------------
MetLife Asset Allocation 20 Portfolio   Seeks a high level of current income,     MetLife Advisers, LLC
                                        with growth of capital as a secondary
                                        objective.
MetLife Asset Allocation 40 Portfolio   Seeks high total return in the form of    MetLife Advisers, LLC
                                        income and growth of capital, with a
                                        greater emphasis on income.
MetLife Asset Allocation 60 Portfolio   Seeks a balance between a high level      MetLife Advisers, LLC
                                        of current income and growth of
                                        capital, with a greater emphasis on
                                        growth of capital.
MetLife Asset Allocation 80 Portfolio   Seeks growth of capital.                  MetLife Advisers, LLC
MetLife Mid Cap Stock Index             Seeks to track the performance of the     MetLife Advisers, LLC
 Portfolio                              Standard & Poor's MidCap 400(R)           Sub-Investment Manager: MetLife
                                        Composite Stock Price Index.              Investment Management, LLC
MetLife Stock Index Portfolio           Seeks to track the performance of the     MetLife Advisers, LLC
                                        Standard & Poor's 500(R) Composite        Sub-Investment Manager: MetLife
                                        Stock Price Index.                        Investment Management, LLC
MFS(R) Total Return Portfolio           Seeks a favorable total return through    MetLife Advisers, LLC
                                        investment in a diversified portfolio.    Sub-Investment Manager:
                                                                                  Massachusetts Financial Services
                                                                                  Company
MFS(R) Value Portfolio                  Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                  Sub-Investment Manager:
                                                                                  Massachusetts Financial Services
                                                                                  Company
MSCI EAFE(R) Index Portfolio            Seeks to track the performance of the     MetLife Advisers, LLC
                                        MSCI EAFE(R) Index.                       Sub-Investment Manager: MetLife
                                                                                  Investment Management, LLC
Neuberger Berman Genesis Portfolio      Seeks high total return, consisting       MetLife Advisers, LLC
                                        principally of capital appreciation.      Sub-Investment Manager: Neuberger
                                                                                  Berman Management LLC
Russell 2000(R) Index Portfolio         Seeks to track the performance of the     MetLife Advisers, LLC
                                        Russell 2000(R) Index.                    Sub-Investment Manager: MetLife
                                                                                  Investment Management, LLC
T. Rowe Price Large Cap Growth          Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                        Sub-Investment Manager: T. Rowe
                                                                                  Price Associates, Inc.
T. Rowe Price Small Cap Growth          Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                        Sub-Investment Manager: T. Rowe
                                                                                  Price Associates, Inc.
Western Asset Management Strategic      Seeks to maximize total return            MetLife Advisers, LLC
 Bond Opportunities Portfolio           consistent with preservation of           Sub-Investment Manager: Western
                                        capital.                                  Asset Management Company
Western Asset Management                Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio              consistent with preservation of capital   Sub-Investment Manager: Western
                                        and maintenance of liquidity.             Asset Management Company
WMC Balanced Portfolio                  Seeks long-term capital appreciation      MetLife Advisers, LLC
                                        with some current income.                 Sub-Investment Manager: Wellington
                                                                                  Management Company, LLP


                                    C-PPA-14

           PORTFOLIO                     INVESTMENT OBJECTIVE           INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------- -------------------------------------- ------------------------------------------
WMC Core Equity Opportunities   Seeks to provide a growing stream of   MetLife Advisers, LLC
 Portfolio                      income over time and, secondarily,     Sub-Investment Manager: Wellington
                                long-term capital appreciation and     Management Company, LLP
                                current income.



INVESTMENT CHOICES WHICH ARE FUND OF FUNDS


The following Portfolios available within the Metropolitan Fund and Met Investors Fund, are "fund of funds":


MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio


"Funds of funds" Portfolios invest substantially all of their assets in other portfolios. Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios instead of investing in the fund of funds Portfolios, if such underlying portfolios are available under the Contract. However, only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS

Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

   o Your employer, association or other group contract holder limits the available Investment Divisions.

   o   We have restricted the available Investment Divisions.

   o   Some of the Investment Divisions are not approved in your state.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The American Funds(R) Portfolios are made available by the American Funds(R) only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, and American Funds(R).


In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.


                                    C-PPA-15

CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS

An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION

We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")


                                    C-PPA-16

                              DEFERRED ANNUITIES
--------------------------------------------------------------------------------
This Prospectus describes the following Deferred Annuities under which You can accumulate money:

o    Non-Qualified
o    Traditional IRA (Individual Retirement Annuities)

o    Roth IRAs (Roth Individual Retirement Annuities)
o    Unallocated Keogh

Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

   o Allocated (your Account Balance records are kept for You as an individual); or

   o Unallocated (Account Balance records are kept for a plan or group as a whole).


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN

If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected.


AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to You. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. These investment strategies are available to You without any additional charges. However, the investment strategies are not available for the unallocated -to Keogh Deferred Annuities. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.

THE EQUALIZERSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.


                                    C-PPA-17

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.

You may choose another Index Selector(R) strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

THE ALLOCATORSM: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.

We will terminate all transactions under any automated investment strategy upon notification of your death.


PURCHASE PAYMENTS

There is no minimum purchase payment -except for the unallocated Keogh Deferred Annuity. -If You have an unallocated Keogh Deferred Annuity, each purchase payment must be at least $2,000. In addition, your total purchase payments must be at least $15,000 for your first Contract Year and $5,000 for each subsequent Contract Year.

You may continue to make purchase payments while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, -debit authorization, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


AUTOMATED PURCHASE PAYMENTS

If You purchase a Non-Qualified Deferred Annuity, You may elect to have purchase payments made automatically. With "automatic payroll deduction" your employer deducts an amount from your salary and makes the purchase payment for You. With purchase payments through debit authorization your bank deducts money from your bank account and makes the purchase payment for You.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

   o   Federal tax laws;

                                    C-PPA-18

   o Our right to limit the total of your purchase payments to $1,000,000. For the unallocated Keogh Deferred Annuity, we limit purchase payments to $5,000,000 per year. We may change the maximum by telling You in writing at least 90 days in advance;

   o Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61;

   o Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;

   o   Leaving your job (for the -unallocated Keogh -Deferred Annuity);

   o   Receiving systematic termination payments (described later).


THE VALUE OF YOUR INVESTMENT


Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.

This is how we calculate the Accumulation Unit Value for each Investment
Division:

   o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

   o Finally, we multiply the previous Accumulation Unit Value by this result.


EXAMPLES


CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


  $500
------
          =   50 accumulation units
   $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


TRANSFERS

You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. Some restrictions may apply to transfers from the Fixed Interest Account to the Investment Divisions. For us to process a transfer, You must tell us:

   o   The percentage or dollar amount of the transfer;

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

                                    C-PPA-19

   o The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

   o Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

   o   Use our forms;

   o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy); or

   o Transfer a minimum amount if the transfer is in connection with the Allocator.


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original



                                    C-PPA-20
signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.


In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For


                                    C-PPA-21
example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


ACCESS TO YOUR MONEY


You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

   o   The percentage or dollar amount of the withdrawal; and

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


SYSTEMATIC WITHDRAWAL PROGRAM

You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.


                                    C-PPA-22

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.


SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.


Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We will also terminate your participation in the program upon notification of your death.

Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.


MINIMUM DISTRIBUTION

In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We will terminate your participation in the program upon notification of your death.


ANNUAL CONTRACT FEE

There is no Separate Account Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year if your Account Balance is less than a certain amount.


CHARGES

There are two types of charges You pay while You have money in an Investment
Division:

   o   Insurance-related charge (or Separate Account charge), and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


                                    C-PPA-23

INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One class of shares available to the Deferred Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur becuase of the Deferred Annuity. - - In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. - If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. - At the present time, however, we are not incurring any such income tax or making any such deductions.



EARLY WITHDRAWAL CHARGES

An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the


                                    C-PPA-24

Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings.

For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.

The Early Withdrawal Charge on purchase payments withdrawn is as follows:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
           8 & Later                 0%

Early Withdrawal Charges may be waived for certain Deferred Annuities because we have reduced sales costs associated with them.

The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES

In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.

You do not pay an Early Withdrawal Charge:

   o On transfers You make among the Investment Divisions or to the Fixed Interest Account.

   o   On withdrawals of purchase payments You made over seven years ago.

   o If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

   o If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

   o If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

   o If You withdraw the permitted free withdrawal each Contract Year. This total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds the specified percentage will You have to pay Early Withdrawal Charges. For the unallocated Keogh and other Deferred Annuities, generally You are allowed to take the "free withdrawal" on top of any other withdrawals which are otherwise exempt from the Early Withdrawal Charge. This is not true if your other withdrawals are in connection with a systematic termination or purchase payments made over 7 years ago.

The percentage of your Account Balance You are permitted without an Early Withdrawal Charge is for:

                                    C-PPA-25

       o   Unallocated Keogh Deferred Annuity, 20%.

       o Non-Qualified and IRA Deferred Annuities (depending on the Contract's terms), either 10% of your Account Balance or 10% of your Fixed Interest Account balance only.

   o If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity. This exception does not apply if You have a Non-Qualified or Roth IRA Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.

   o Except for the unallocated Keogh Deferred Annuity, if your Contract provides for this, and except in the state of Massachusetts, on your first withdrawal to which an Early Withdrawal Charge would otherwise apply, and either You or your spouse:

       o Has been a resident of certain nursing home facilities for a minimum of 90 consecutive days; or

       o Is diagnosed with a terminal illness and not expected to live more than a year.

   o Systematic Termination. For unallocated Keogh Deferred Annuities You may withdraw your total Account Balance without an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


 CONTRACT YEAR     PERCENTAGE
---------------   -----------
       1*             20%
       2              25%
       3            33 1/3%
       4              50%
       5           remainder

------------
*     Less that Contract Year's withdrawals.


       Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.

   o For the unallocated Keogh Deferred Annuity, if You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act. If the Deferred Annuity is issued in connection with your retirement plan which is subject to the Employee Retirement Income Security Act of 1974 and if your plan document defines disability, your plan's definition governs.

   o   If You retire:

       o For the unallocated Keogh Deferred Annuity, if your plan defines retirement and You retire under that definition. If You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.

       o For certain Non-Qualified Deferred Annuities, if You retire from the employer and for certain others if You retire and receive retirement benefits from your employer's qualified plan.

       o   For certain IRA Deferred Annuities, if You retire from the employer.


   o   If You leave your job:

       o For the unallocated Keogh Deferred Annuity, if You are a "restricted" participant, according to the terms of the Deferred Annuity, You must have participated in the Deferred Annuity for the time stated in the Contract.

       o For certain Non-Qualified Deferred Annuities, if You retire from your employer or, for certain others, if You leave your job and receive retirement benefits.

       o For certain IRA Deferred Annuities, if You leave your job with your employer.

   o For the unallocated Keogh Deferred Annuity, if your plan terminates and the Account Balance is transferred into another annuity contract we issue.

   o For the unallocated Keogh Deferred Annuity, if You suffer from an unforeseen hardship.

                                    C-PPA-26

   o For unallocated Keogh Deferred Annuity, if You make a direct transfer to another investment vehicle we have preapproved. If You are a "restricted" participant, according to the terms of the Deferred Annuity, You also must roll over your Account Balance to a MetLife IRA within 120 days after You are eligible to receive a plan distribution.

   o If permitted in your state, for the unallocated Keogh Deferred Annuity, if you make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.

   o If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.


WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o   Amounts transferred before January 1, 1996:

       We credit your transfer amounts with the time You held them under your original Contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original
       Contract:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     5%
               2                     4%
               3                     3%
               4                     2%
               5                     1%
         6 and Beyond                0%

   o   Amounts transferred on or after January 1, 1996:

       o For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original Contract but not any of the original Contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original
           Contract:


 AFTER THE TRANSFER     PERCENTAGE
--------------------   -----------
          1                5%
          2                4%
          3                3%
          4                2%
          5                1%
    6 and Beyond           0%

       o If we issued the other Contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other Contract as if they were made under the Deferred Annuity as of the date we received them under that Contract.

   o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original Contract.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


                                    C-PPA-27

FREE LOOK

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.


DEATH BENEFIT

One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) under the Non-Qualified and IRA Deferred Annuities. If You die during the pay-in phase, the death benefit the beneficiary receives will be the greatest of:

   o   Your Account Balance;

   o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

   o The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.

If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five year period, are reset on the date the spouse continues the Non-Qualified and Traditional IRA Deferred Annuities. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.


                                    C-PPA-28

TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states.

When considering a pay-out option, You should think about whether You want:

   o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

   o   A fixed dollar payment or a variable payment; and

   o   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option.

You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).

PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.



                                INCOME ANNUITIES
--------------------------------------------------------------------------------
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out"


                                    C-PPA-29
phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. We no longer offer the Income Annuity.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:

o    Non-Qualified
o    Unallocated Keogh

o    Roth IRAs
o    Traditional IRAs

If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES


Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

   o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

   o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

   o Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

When deciding how to receive income, consider:

   o   The amount of income You need;

   o   The amount You expect to receive from other sources;

   o   The growth potential of other investments; and

   o   How long You would like your income to last.

Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for


                                    C-PPA-30

Two annuity options and/or may also prohibit payments for as long as the owner's life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


                                    C-PPA-31

THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new Contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS

Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


                                    C-PPA-32

VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

   o First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

   o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

   o   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, You must tell us:

   o   The percentage of the income payment to be reallocated;

   o The Investment Divisions from which You want the income payment to be reallocated; and

   o The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.


                                    C-PPA-33

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.

As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original


                                    C-PPA-34
signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.


In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For


                                    C-PPA-35
example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



CONTRACT FEE

There is no Contract fee under the Income Annuities.


CHARGES

There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:

   o   Insurance-related charge (or Separate Account charge); and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. One -class of shares available to the Income Annuities has 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the


                                    C-PPA-36

Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. - In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. - If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. - At the present time, however, we are not incurring any such income tax or making any such deductions.



FREE LOOK


You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.

If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.



                              GENERAL INFORMATION
--------------------------------------------------------------------------------
ADMINISTRATION


All transactions will be processed in the manner described below.


PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

   o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

   o   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office . However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that


                                    C-PPA-37
time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. You may elect to have your income payments sent to your residence or have us deposit payments directly into your bank account. Periodically, You may receive additional information from us about the Income Annuity. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law -or your employer. Some of the information and transactions accessible to You include:

   o   Account Balance

   o   Unit Values

   o   Current rates for the Fixed Interest Account

   o   Transfers

   o   Changes to investment strategies

   o   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

   o any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

                                    C-PPA-38

   o any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH

If we are notified of your death before any requested transaction is completed (including transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we will cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.


ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if Your beneficiary steps forward to claim it with the proper documentation. To prevent Your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of a purchase payment or transfer request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.


                                    C-PPA-39

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

   o rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

   o during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.


YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If


                                    C-PPA-40
the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY


We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

   o   To operate the Separate Account in any form permitted by law.

   o To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

   o To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

   o To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

   o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

   o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


VOTING RIGHTS

Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund, or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.


                                    C-PPA-41

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under the unallocated Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their contributions to the Deferred Annuity. Under the unallocated Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

The shares for which voting instructions are received, and

The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Deferred Annuities are sold through MetLife licensed sales representatives who are associates with our affiliated broker-dealers MetLife Securities, Inc. ("MSI") and New England Securities Corporation ("NES"), which are paid compensation for promotion and sale for the Deferred Annuities. MSI and NES are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker dealers. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the



                                    C-PPA-42
representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0% to 6% and 0.15% of the Account Balance each year that the Contract is in force for servicing the Contract. Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


We pay American Funds Distributors, Inc., the principal underwriter for the American Funds Insurance Series(R), a percentage of purchase payments allocated to the following Portfolios for the services it provides in marketing the Portfolios' shares in connection with the Contract: the American Funds(R) Global Small Capitalization Portfolio, the American Funds(R) Growth Portfolio and the American Funds(R) Growth-Income Portfolio.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.

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


YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000, except for the unallocated Keogh Deferred Annuity. We may only cancel the unallocated Keogh Deferred Annuity if we do not receive purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply. Certain Deferred Annuities do not contain these cancellation provisions.

We will not terminate any Contract that includes a guaranteed death benefit if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.



                                  INCOME TAXES

--------------------------------------------------------------------------------
INTRODUCTION


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 ("ERISA").

We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.

To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.

Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


                                    C-PPA-44

NON-QUALIFIED ANNUITY CONTRACTS

A "non-qualified" annuity Contract discussed here assumes the Contract is an annuity Contract for Federal income tax purposes, but the Contract is not held in a tax qualified "plan" defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.


INVESTOR CONTROL


In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.


ACCUMULATION

Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, either as surrenders, partial withdrawals or income payments. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person.

In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees would be considered a non-natural owner and the annual increase in the Account Balance would be subject to current income taxation.

SURRENDERS OR WITHDRAWALS - EARLY DISTRIBUTION

If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim the loss on your Federal income taxes as a miscellaneous itemized deduction.

The portion of any withdrawal or distribution from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal or distribution is taken prior to You reaching age 59 1/2, unless the distribution was made:

   (a)        on account of your death or disability,

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or

   (c) under certain immediate income annuities providing for substantially equal payments made at least annually.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

TREATMENT OF SEPARATE ACCOUNT CHARGES


                                    C-PPA-45

It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.

AGGREGATION

If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year (after October 21, 1988), the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).

EXCHANGES/TRANSFERS

The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The exchange for another annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). The opportunity to make partial annuity exchanges was provided by the IRS in 2011 and some ramifications of such an exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.

A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.


DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).

After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date. If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.


TAXATION OF PAYMENTS IN ANNUITY FORM

When payments are received from the Contract in the form of an annuity, normally the annuity payments are taxable as ordinary income to the extent that payments exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio of a Contract is determined at the time the Contract's



                                    C-PPA-46
accumulated value is converted to an annuity form of distribution. Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You are expected to receive based on IRS rules which consider such factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to You and the IRS.

Once You have recovered the investment in the Contract, further annuity payments are fully taxable. If You die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, You may not be able to make transfer withdrawals to another non-qualified annuity contract or a long-term care contract in a tax-free exchange.

If You receive payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.

3.8% TAX ON NET INVESTMENT INCOME

   (1)   Federal tax law imposes a 3.8% Medicare tax on the lesser of:

   (2) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.


Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.

The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.



                                    C-PPA-47

QUALIFIED ANNUITY CONTRACTS

INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract may also be available in connection with an employer's non-qualified deferred compensation Plan and qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. - The tax rules regarding these plans are complex. - We do not provide tax advice. - Please consult your tax adviser about your particular situation.

ACCUMULATION

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution are limited under qualified plans. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below which are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established as "pay-outs" of SIMPLE IRAs, the Contract will only accept a single purchase payment consisting of a transfer or rollover from another SIMPLE IRA. - For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

TAXATION OF ANNUITY DISTRIBUTIONS

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.



                                    C-PPA-48

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings are free from Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS PRIOR TO AGE 59 1/2

A taxable withdrawal or distribution from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan Contracts if the distribution occurs within the first 2 years of your participation in the plan.

These exceptions include distributions made:

   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution -is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. -Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA.

Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements, or

   (b)        financial hardship.

20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You assign or transfer a withdrawal from this Contract directly into another



                                    C-PPA-49
qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules which determine the withholding amounts.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).

Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date). If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. For required minimum distributions following the death of the annuitant of a qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

If your spouse is your beneficiary, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Alternatively, if your spouse is your sole beneficiary, he or she may elect to rollover the death proceeds into his or her own IRA.

If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS

Generally, You must begin receiving retirement plan withdrawals by April 1 following the latter of:

   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.

A tax penalty of 50% applies to the amount by which the required minimum distribution exceeds the actual distribution.

You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs.



                                    C-PPA-50

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.

Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under other IRAs do apply to Roth IRAs.


ADDITIONAL INFORMATION REGARDING IRAS

PURCHASE PAYMENTS

Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.

WITHDRAWALS

If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach age 59 1/2 and upon your death, disability or qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION

Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your



                                    C-PPA-51

Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.

A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.

DISTINCTION FOR PUERTO RICO CODE -

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. - To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. - A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. - The plan contributions by the employer are not required to be included in the current income of the employee.

DISTRIBUTIONS

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. - Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. - Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. - A special rate of 10% may apply instead, if the plan satisfies the following requirements: -

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and -

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. - The three-year period includes the year of the distribution and the two immediately preceding years. - In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. - Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.

ROLLOVER

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA CONSIDERATIONS

In the context of a Puerto Rico qualified retirement plan trust, the IRS has recently held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA
Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a).



                                    C-PPA-52

The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction, like Puerto Rico, that does not recognize same-sex marriage.




                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.



                                    C-PPA-53

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX A
--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                          NON-QUALIFIED
                            QUALIFIED       DEFERRED
                            DEFERRED        ANNUITIES
                           AND INCOME      AND INCOME
                            ANNUITIES       ANNUITIES
                          ------------   --------------
California(1)..........      0.5%            2.35%
Florida(2).............      1.0%             1.0%
Maine(3)...............      0.0%             2.0%
Nevada(4)..............      0.0%             3.5%
Puerto Rico(5).........      1.0%             1.0%
South Dakota(6)........      0.0%            1.25%
West Virginia..........      1.0%             1.0%
Wyoming(4).............      0.0%             1.0%


------------

1 California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).

2 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.

3  Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4  Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5 We will no deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.
6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).


                                    C-PPA-55

                                 APPENDIX A-1
--------------------------------------------------------------------------------
                ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS


The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.


PORTFOLIO MERGERS



               FORMER PORTFOLIO                             NEW PORTFOLIO
--------------------------------------------- ----------------------------------------
MET INVESTORS FUND                            MET INVESTORS FUND
 ClearBridge Aggressive Growth Portfolio II   ClearBridge Aggressive Growth Portfolio


PORTFOLIO NAME CHANGES



                    FORMER PORTFOLIO                                    NEW PORTFOLIO
-------------------------------------------------------- -------------------------------------------
MET INVESTORS FUND                                       MET INVESTORS FUND
 BlackRock Large Cap Core Portfolio                      WMC Large Cap Research Portfolio
 Janus Forty Portfolio                                   ClearBridge Aggressive Growth Portfolio II
 Lord Abbett Mid Cap Value Portfolio                     Invesco Mid Cap Value Portfolio
 MetLife Aggressive Strategy Portfolio                   MetLife Asset Allocation 100 Portfolio
METROPOLITAN FUND                                        METROPOLITAN FUND
 BlackRock Diversified Portfolio                         WMC Balanced Portfolio
 Davis Venture Value Portfolio                           WMC Core Equity Opportunities Portfolio
 MetLife Conservative Allocation Portfolio               MetLife Asset Allocation 20 Portfolio
 MetLife Conservative to Moderate Allocation Portfolio   MetLife Asset Allocation 40 Portfolio
 MetLife Moderate Allocation Portfolio                   MetLife Asset Allocation 60 Portfolio
 MetLife Moderate to Aggressive Allocation Portfolio     MetLife Asset Allocation 80 Portfolio



                                    C-PPA-56

                                  APPENDIX B
--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
American Funds Global Small Capitalization Investment Division (Class 2)........ 2004    16.80
                                                                                 2005    20.11
                                                                                 2006    24.98
                                                                                 2007    30.70
                                                                                 2008    36.92
                                                                                 2009    17.00
                                                                                 2010    27.16
                                                                                 2011    32.94
                                                                                 2012    26.38
                                                                                 2013    30.88
American Funds Growth Investment Division (Class 2)............................. 2004   126.32
                                                                                 2005   140.76
                                                                                 2006   162.02
                                                                                 2007   176.90
                                                                                 2008   196.86
                                                                                 2009   109.26
                                                                                 2010   150.89
                                                                                 2011   177.40
                                                                                 2012   168.23
                                                                                 2013   196.45
American Funds Growth-Income Investment Division (Class 2)...................... 2004    98.30
                                                                                 2005   107.47
                                                                                 2006   112.67
                                                                                 2007   128.59
                                                                                 2008   133.79
                                                                                 2009    82.37
                                                                                 2010   107.09
                                                                                 2011   118.21
                                                                                 2012   114.96
                                                                                 2013   133.78
Baillie Gifford International Stock Investment Division (Class A)............... 2004    13.76
                                                                                 2005    16.11
                                                                                 2006    18.83
                                                                                 2007    21.73
                                                                                 2008    23.75
                                                                                 2009    13.14
                                                                                 2010    15.91
                                                                                 2011    16.90
                                                                                 2012    13.41
                                                                                 2013    15.88
Barclays Aggregate Bond Index Investment Division (Class A) (formerly
Barclays Capital Aggregate Bond Index Investment Division (Class A))............ 2004    13.02
                                                                                 2005    13.42
                                                                                 2006    13.57
                                                                                 2007    14.00
                                                                                 2008    14.82
                                                                                 2009    15.56
                                                                                 2010    16.21
                                                                                 2011    17.03
                                                                                 2012    18.14
                                                                                 2013    18.67
BlackRock Bond Income Investment Division (Class A)............................. 2004    45.72
                                                                                 2005    47.30
                                                                                 2006    47.99
                                                                                 2007    49.64
                                                                                 2008    52.26
                                                                                 2009    49.99
                                                                                 2010    54.21
                                                                                 2011    58.18
                                                                                 2012    61.42
                                                                                 2013    65.44



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
American Funds Global Small Capitalization Investment Division (Class 2)........  20.11               363
                                                                                  24.98               443
                                                                                  30.70               743
                                                                                  36.92               869
                                                                                  17.00               820
                                                                                  27.16               861
                                                                                  32.94               838
                                                                                  26.38               712
                                                                                  30.88               662
                                                                                  39.25               608
American Funds Growth Investment Division (Class 2)............................. 140.76               178
                                                                                 162.02               168
                                                                                 176.90               259
                                                                                 196.86               274
                                                                                 109.26               286
                                                                                 150.89               304
                                                                                 177.40               304
                                                                                 168.23               285
                                                                                 196.45               257
                                                                                 253.20               239
American Funds Growth-Income Investment Division (Class 2)...................... 107.47               302
                                                                                 112.67               284
                                                                                 128.59               317
                                                                                 133.79               340
                                                                                  82.37               337
                                                                                 107.09               328
                                                                                 118.21               311
                                                                                 114.96               290
                                                                                 133.78               271
                                                                                 176.93               248
Baillie Gifford International Stock Investment Division (Class A)...............  16.11               904
                                                                                  18.83             1,179
                                                                                  21.73             1,262
                                                                                  23.75             1,095
                                                                                  13.14             1,021
                                                                                  15.91               971
                                                                                  16.90               852
                                                                                  13.41               672
                                                                                  15.88               585
                                                                                  18.17               521
Barclays Aggregate Bond Index Investment Division (Class A) (formerly
Barclays Capital Aggregate Bond Index Investment Division (Class A))............  13.42             1,171
                                                                                  13.57             1,266
                                                                                  14.00             1,651
                                                                                  14.82             1,753
                                                                                  15.56             1,497
                                                                                  16.21             1,549
                                                                                  17.03             1,540
                                                                                  18.14             1,425
                                                                                  18.67             1,478
                                                                                  18.06             1,427
BlackRock Bond Income Investment Division (Class A).............................  47.30               430
                                                                                  47.99               428
                                                                                  49.64               435
                                                                                  52.26               448
                                                                                  49.99               394
                                                                                  54.21               367
                                                                                  58.18               355
                                                                                  61.42               309
                                                                                  65.44               287
                                                                                  64.32               257


                                    C-PPA-57

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
BlackRock Capital Appreciation Investment Division (Class A) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class A))
(5/1/2004)................................................................. 2004   10.08           11.10                 0
                                                                            2005   11.10           11.76                 0
                                                                            2006   11.76           12.14                 0
                                                                            2007   12.14           14.27                 1
                                                                            2008   14.27            8.97                 3
                                                                            2009    8.97           12.16                 3
                                                                            2010   12.16           14.44                 1
                                                                            2011   14.44           13.02                 0
                                                                            2012   13.02           14.75                 0
                                                                            2013   14.75           19.62                 0
BlackRock Diversified Investment Division (Class A)........................ 2004   40.54           43.58             1,016
                                                                            2005   43.58           44.49               919
                                                                            2006   44.49           48.71               975
                                                                            2007   48.71           51.10               899
                                                                            2008   51.10           38.07               798
                                                                            2009   38.07           44.23               751
                                                                            2010   44.23           48.04               655
                                                                            2011   48.04           49.41               541
                                                                            2012   49.41           55.00               495
                                                                            2013   55.00           65.70               453
BlackRock Large Cap Core Investment Division* (Class A).................... 2007   85.63           86.77               758
                                                                            2008   86.77           54.05               654
                                                                            2009   54.05           63.94               604
                                                                            2010   63.94           71.41               545
                                                                            2011   71.41           71.12               473
                                                                            2012   71.12           80.08               418
                                                                            2013   80.08          106.77               386
BlackRock Large Cap Core Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))......................... 2004   64.49           70.82             1,011
                                                                            2005   70.82           72.67               905
                                                                            2006   72.67           82.15               829
                                                                            2007   82.15           86.35                 0
BlackRock Large Cap Value Investment Division (Class A) (5/1/2004)......... 2004   10.10           11.18                 3
                                                                            2005   11.18           11.74                 4
                                                                            2006   11.74           13.88                32
                                                                            2007   13.88           14.21                15
                                                                            2008   14.21            9.16                 5
                                                                            2009    9.16           10.09                 4
                                                                            2010   10.09           10.92                 4
                                                                            2011   10.92           11.07                 4
                                                                            2012   11.07           12.54                 4
                                                                            2013   12.54           16.40                 9
Clarion Global Real Estate Investment Division (Class A) (5/1/2004)........ 2004   10.00           12.89                 1
                                                                            2005   12.89           14.51                15
                                                                            2006   14.51           19.82                29
                                                                            2007   19.82           16.72                20
                                                                            2008   16.72            9.68                18
                                                                            2009    9.68           12.96                13
                                                                            2010   12.96           14.93                10
                                                                            2011   14.93           14.01                 9
                                                                            2012   14.01           17.53                10
                                                                            2013   17.53           18.02                 9
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A))......... 2004    6.87            7.41               215
                                                                            2005    7.41            8.36               214
                                                                            2006    8.36            8.15               353
                                                                            2007    8.15            8.28               331
                                                                            2008    8.28            5.00               318
                                                                            2009    5.00            6.62               340
                                                                            2010    6.62            8.13               336
                                                                            2011    8.13            8.34               429
                                                                            2012    8.34            9.82               452
                                                                            2013    9.82           14.20               577


                                    C-PPA-58

                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))........ 2006     9.82          10.57               100
                                                                           2007    10.57           9.87               108
                                                                           2008     9.87           4.45               118
                                                                           2009     4.45           6.08               123
                                                                           2010     6.08           6.50               134
                                                                           2011     6.50           6.92                 0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A))......... 2004     8.03           8.85                71
                                                                           2005     8.85           9.41                57
                                                                           2006     9.41           9.87                59
ClearBridge Aggressive Growth II Investment Division (Class A) (formerly
Janus Forty Investment Division (Class A)) (4/30/2007).................... 2007   247.12         304.57                 0
                                                                           2008   304.57         175.43                 1
                                                                           2009   175.43         248.88                 1
                                                                           2010   248.88         270.41                 0
                                                                           2011   270.41         248.26                 0
                                                                           2012   248.26         302.08                 1
                                                                           2013   302.08         386.36                 0
Davis Venture Value Investment Division (Class A)......................... 2004    29.64          32.99               329
                                                                           2005    32.99          36.04               326
                                                                           2006    36.04          40.91               470
                                                                           2007    40.91          42.38               486
                                                                           2008    42.38          25.46               473
                                                                           2009    25.46          33.29               451
                                                                           2010    33.29          36.94               423
                                                                           2011    36.94          35.11               391
                                                                           2012    35.11          39.26               370
                                                                           2013    39.26          52.00               343
Frontier Mid Cap Growth Investment Division (Class A) (formerly BlackRock
Aggressive Growth Investment Division (Class A)).......................... 2004    38.45          43.03             1,507
                                                                           2005    43.03          47.18             1,356
                                                                           2006    47.18          49.89             1,235
                                                                           2007    49.89          59.58             1,096
                                                                           2008    59.58          32.03             1,008
                                                                           2009    32.03          47.42               941
                                                                           2010    47.42          54.16               857
                                                                           2011    54.16          52.04               697
                                                                           2012    52.04          57.21               631
                                                                           2013    57.21          75.25               576
Harris Oakmark International Investment Division (Class A) (5/1/2004)..... 2004    10.03          11.69                14
                                                                           2005    11.69          13.26                29
                                                                           2006    13.26          16.98                41
                                                                           2007    16.98          16.67                58
                                                                           2008    16.67           9.79                46
                                                                           2009     9.79          15.07                50
                                                                           2010    15.07          17.42                48
                                                                           2011    17.42          14.85                47
                                                                           2012    14.85          19.04                48
                                                                           2013    19.04          24.68                48
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A)).............................. 2012    27.85          28.75               756
                                                                           2013    28.75          37.21               657
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A)).............................. 2004    18.57          22.60               878
                                                                           2005    22.60          25.14               942
                                                                           2006    25.14          27.76             1,116
                                                                           2007    27.76          28.44             1,072
                                                                           2008    28.44          14.83               963
                                                                           2009    14.83          21.76               961
                                                                           2010    21.76          27.23               946
                                                                           2011    27.23          25.25               827
                                                                           2012    25.25          27.98                 0


                                    C-PPA-59

                                                                                                                 NUMBER OF
                                                                                  BEGINNING OF                  ACCUMULATION
                                                                                      YEAR        END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                        YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------- ------ -------------- -------------- -------------
Invesco Small Cap Growth Investment Division (Class A) (5/1/2004)........ 2004   10.09          10.85                 0
                                                                          2005   10.85          11.68                 0
                                                                          2006   11.68          13.18                 0
                                                                          2007   13.18          14.54                 1
                                                                          2008   14.54           8.84                 0
                                                                          2009    8.84          11.76                 1
                                                                          2010   11.76          14.73                 0
                                                                          2011   14.73          14.47                 0
                                                                          2012   14.47          16.99                 0
                                                                          2013   16.99          23.65                 0
Jennison Growth Investment Division (Class A)............................ 2005    4.18           5.06               317
                                                                          2006    5.06           5.15               416
                                                                          2007    5.15           5.70               431
                                                                          2008    5.70           3.59               460
                                                                          2009    3.59           4.98               477
                                                                          2010    4.98           5.50               475
                                                                          2011    5.50           5.48               429
                                                                          2012    5.48           6.29               611
                                                                          2013    6.29           8.53               550
Jennison Growth Investment Division (Class A) (formerly Met/Putnam
Voyager Investment Division (Class A))................................... 2004    4.36           4.53               312
                                                                          2005    4.53           4.14               280
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class A)) (5/1/2005)........... 2005    8.18           8.93                 1
                                                                          2006    8.93           9.54                 1
                                                                          2007    9.54          10.82                 3
                                                                          2008   10.82           5.81                 2
                                                                          2009    5.81           8.29                 3
                                                                          2010    8.29           9.00                 3
                                                                          2011    9.00           8.83                 0
                                                                          2012    8.83           9.95                 0
Loomis Sayles Small Cap Core Investment Division (Class A)............... 2004   24.70          28.47               103
                                                                          2005   28.47          30.16                94
                                                                          2006   30.16          34.86               155
                                                                          2007   34.86          38.64               179
                                                                          2008   38.64          24.54               176
                                                                          2009   24.54          31.66               183
                                                                          2010   31.66          40.00               177
                                                                          2011   40.00          39.86               174
                                                                          2012   39.86          45.23               170
                                                                          2013   45.23          63.19               179
Loomis Sayles Small Cap Growth Investment Division (Class A)............. 2004    9.05           9.99               119
                                                                          2005    9.99          10.36               126
                                                                          2006   10.36          11.29               205
                                                                          2007   11.29          11.69               186
                                                                          2008   11.69           6.81               195
                                                                          2009    6.81           8.77               186
                                                                          2010    8.77          11.44               194
                                                                          2011   11.44          11.67               215
                                                                          2012   11.67          12.86               190
                                                                          2013   12.86          18.94               245
Lord Abbett Bond Debenture Investment Division (Class A)................. 2004   12.83          13.78               341
                                                                          2005   13.78          13.90               408
                                                                          2006   13.90          15.05               562
                                                                          2007   15.05          15.93               647
                                                                          2008   15.93          12.88               617
                                                                          2009   12.88          17.49               629
                                                                          2010   17.49          19.61               608
                                                                          2011   19.61          20.37               543
                                                                          2012   20.37          22.84               603
                                                                          2013   22.84          24.47               632
Met/Artisan Mid Cap Value Investment Division (Class A).................. 2004   32.63          35.53               451
                                                                          2005   35.53          38.71               559
                                                                          2006   38.71          43.13               558
                                                                          2007   43.13          39.80               484
                                                                          2008   39.80          21.28               431
                                                                          2009   21.28          29.85               419
                                                                          2010   29.85          34.02               387
                                                                          2011   34.02          35.98               377
                                                                          2012   35.98          39.87               334
                                                                          2013   39.87          54.05               300


                                    C-PPA-60

                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
Met/Franklin Low Duration Total Return Investment Division (Class B)
(5/2/2011)...................................................................... 2011    9.98
                                                                                 2012    9.79
                                                                                 2013   10.13
MetLife Aggressive Strategy Investment Division (Class A)....................... 2011   12.70
                                                                                 2012   10.93
                                                                                 2013   12.67
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 2005    9.99
                                                                                 2006   11.20
                                                                                 2007   12.87
                                                                                 2008   13.20
                                                                                 2009    7.80
                                                                                 2010   10.20
                                                                                 2011   11.71
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 2005    9.99
                                                                                 2006   10.34
                                                                                 2007   10.99
                                                                                 2008   11.51
                                                                                 2009    9.79
                                                                                 2010   11.71
                                                                                 2011   12.80
                                                                                 2012   13.12
                                                                                 2013   14.23
MetLife Conservative to Moderate Allocation Investment Division (Class A)
(5/1/2005)...................................................................... 2005    9.99
                                                                                 2006   10.57
                                                                                 2007   11.49
                                                                                 2008   11.96
                                                                                 2009    9.31
                                                                                 2010   11.44
                                                                                 2011   12.67
                                                                                 2012   12.71
                                                                                 2013   14.07
MetLife Mid Cap Stock Index Investment Division (Class A)....................... 2004   11.73
                                                                                 2005   13.48
                                                                                 2006   14.99
                                                                                 2007   16.35
                                                                                 2008   17.46
                                                                                 2009   11.04
                                                                                 2010   14.98
                                                                                 2011   18.74
                                                                                 2012   18.21
                                                                                 2013   21.22
MetLife Moderate Allocation Investment Division (Class A) (5/1/2005)............ 2005    9.99
                                                                                 2006   10.79
                                                                                 2007   11.99
                                                                                 2008   12.42
                                                                                 2009    8.80
                                                                                 2010   11.06
                                                                                 2011   12.44
                                                                                 2012   12.18
                                                                                 2013   13.69
MetLife Moderate to Aggressive Allocation Investment Division (Class A)
(5/1/2005)...................................................................... 2005    9.99
                                                                                 2006   11.02
                                                                                 2007   12.50
                                                                                 2008   12.90
                                                                                 2009    8.31
                                                                                 2010   10.65
                                                                                 2011   12.12
                                                                                 2012   11.58
                                                                                 2013   13.29



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
Met/Franklin Low Duration Total Return Investment Division (Class B)
(5/2/2011)......................................................................  9.79                 12
                                                                                 10.13                 51
                                                                                 10.15                190
MetLife Aggressive Strategy Investment Division (Class A)....................... 10.93                956
                                                                                 12.67              1,025
                                                                                 16.29              1,014
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 11.20                 11
                                                                                 12.87                171
                                                                                 13.20                336
                                                                                  7.80                526
                                                                                 10.20                723
                                                                                 11.71                938
                                                                                 12.73                  0
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 10.34                 15
                                                                                 10.99                 75
                                                                                 11.51                297
                                                                                  9.79                332
                                                                                 11.71                380
                                                                                 12.80                464
                                                                                 13.12                490
                                                                                 14.23                628
                                                                                 14.74                447
MetLife Conservative to Moderate Allocation Investment Division (Class A)
(5/1/2005)...................................................................... 10.57                 33
                                                                                 11.49                223
                                                                                 11.96                430
                                                                                  9.31                529
                                                                                 11.44                691
                                                                                 12.67              1,045
                                                                                 12.71              1,289
                                                                                 14.07              1,481
                                                                                 15.49              1,576
MetLife Mid Cap Stock Index Investment Division (Class A)....................... 13.48                811
                                                                                 14.99                872
                                                                                 16.35              1,291
                                                                                 17.46              1,299
                                                                                 11.04              1,269
                                                                                 14.98              1,296
                                                                                 18.74              1,260
                                                                                 18.21              1,189
                                                                                 21.22              1,127
                                                                                 27.99              1,105
MetLife Moderate Allocation Investment Division (Class A) (5/1/2005)............ 10.79                117
                                                                                 11.99                589
                                                                                 12.42              1,302
                                                                                  8.80              1,718
                                                                                 11.06              2,113
                                                                                 12.44              2,409
                                                                                 12.18              2,647
                                                                                 13.69              3,048
                                                                                 16.04              3,373
MetLife Moderate to Aggressive Allocation Investment Division (Class A)
(5/1/2005)...................................................................... 11.02                 51
                                                                                 12.50                574
                                                                                 12.90              1,213
                                                                                  8.31              1,607
                                                                                 10.65              2,142
                                                                                 12.12              2,566
                                                                                 11.58              2,806
                                                                                 13.29              3,038
                                                                                 16.39              3,170


                                    C-PPA-61

                                                                                                                    NUMBER OF
                                                                                     BEGINNING OF                  ACCUMULATION
                                                                                         YEAR        END OF YEAR   UNITS END OF
                                                                                     ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                           YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
---------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Stock Index Investment Division (Class A)........................... 2004   37.71          41.29              5,517
                                                                             2005   41.29          42.80              4,020
                                                                             2006   42.80          48.96              4,043
                                                                             2007   48.96          51.03              3,746
                                                                             2008   51.03          31.80              3,367
                                                                             2009   31.80          39.76              3,167
                                                                             2010   39.76          45.23              3,028
                                                                             2011   45.23          45.63              2,563
                                                                             2012   45.63          52.32              2,280
                                                                             2013   52.32          68.43              2,035
MFS(R) Research International Investment Division (Class A)................. 2004   10.04          11.90                122
                                                                             2005   11.90          13.77                158
                                                                             2006   13.77          17.31                383
                                                                             2007   17.31          19.48                428
                                                                             2008   19.48          11.14              2,486
                                                                             2009   11.14          14.56              2,360
                                                                             2010   14.56          16.11              2,133
                                                                             2011   16.11          14.29              1,816
                                                                             2012   14.29          16.56              1,669
                                                                             2013   16.56          19.62              1,525
MFS(R) Total Return Investment Division (Class A) (5/1/2004)................ 2004   33.30          36.38              1,276
                                                                             2005   36.38          37.16              1,466
                                                                             2006   37.16          41.31              1,337
                                                                             2007   41.31          42.71              1,233
                                                                             2008   42.71          32.94              1,056
                                                                             2009   32.94          38.70                960
                                                                             2010   38.70          42.20                890
                                                                             2011   42.20          42.81                759
                                                                             2012   42.81          47.32                705
                                                                             2013   47.32          55.78                655
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class A)) (5/1/2004)................................... 2004   10.09          11.43                  0
                                                                             2005   11.43          12.53                  3
                                                                             2006   12.53          13.89                  4
                                                                             2007   13.89          14.34                  6
                                                                             2008   14.34           8.67                  5
                                                                             2009    8.67          10.47                  4
                                                                             2010   10.47          11.88                  4
                                                                             2011   11.88          11.04                  1
                                                                             2012   11.04          12.67                  1
                                                                             2013   12.67          13.98                  0
MFS(R) Value Investment Division (Class A) (formerly Harris Oakmark Large
Cap Value Investment Division (Class A)).................................... 2004   12.37          13.65              1,269
                                                                             2005   13.65          13.33              1,123
                                                                             2006   13.33          15.60              1,335
                                                                             2007   15.60          14.87              1,284
                                                                             2008   14.87           9.80              1,059
                                                                             2009    9.80          11.73              1,035
                                                                             2010   11.73          12.95              1,023
                                                                             2011   12.95          12.93                953
                                                                             2012   12.93          14.95                867
                                                                             2013   14.95          20.10              1,032
Morgan Stanley Mid Cap Growth Investment Division (Class A)................. 2010   14.24          16.61              2,835
                                                                             2011   16.61          15.36              2,434
                                                                             2012   15.36          16.67              2,175
                                                                             2013   16.67          23.00              1,907
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A))........................ 2004   15.13          17.57              3,924
                                                                             2005   17.57          18.61              3,336
                                                                             2006   18.61          20.62              3,690
                                                                             2007   20.62          22.13              3,422
                                                                             2008   22.13           9.80              3,029
                                                                             2009    9.80          12.99              2,939
                                                                             2010   12.99          14.09                  0


                                    C-PPA-62

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
MSCI EAFE(R) Index Investment Division (Class A)........................... 2004    9.87          11.70                983
                                                                            2005   11.70          13.13              1,045
                                                                            2006   13.13          16.35              1,481
                                                                            2007   16.35          17.95              1,506
                                                                            2008   17.95          10.30              1,490
                                                                            2009   10.30          13.13              1,526
                                                                            2010   13.13          14.07              1,493
                                                                            2011   14.07          12.19              1,387
                                                                            2012   12.19          14.29              1,265
                                                                            2013   14.29          17.26              1,188
Neuberger Berman Genesis Investment Division (Class A)..................... 2004   16.33          18.66              1,133
                                                                            2005   18.66          19.25                990
                                                                            2006   19.25          22.26              1,299
                                                                            2007   22.26          21.29              1,187
                                                                            2008   21.29          12.99              1,045
                                                                            2009   12.99          14.56                922
                                                                            2010   14.56          17.54                861
                                                                            2011   17.54          18.38                802
                                                                            2012   18.38          20.04                696
                                                                            2013   20.04          27.49                677
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA Mid
Cap Investment Division (Class A))......................................... 2004   10.10          10.95                  6
                                                                            2005   10.95          11.76                  6
                                                                            2006   11.76          13.38                 11
                                                                            2007   13.38          12.92                  6
                                                                            2008   12.92           7.92                  3
                                                                            2009    7.92          10.76                  3
                                                                            2010   10.76          13.14                  4
                                                                            2011   13.14          12.34                  4
                                                                            2012   12.34          12.91                  1
                                                                            2013   12.91          14.02                  0
Oppenheimer Global Equity Investment Division (Class A).................... 2004   13.49          15.55                829
                                                                            2005   15.55          17.91              1,404
                                                                            2006   17.91          20.68              1,700
                                                                            2007   20.68          21.82              1,597
                                                                            2008   21.82          12.89              1,449
                                                                            2009   12.89          17.92              1,379
                                                                            2010   17.92          20.63              1,289
                                                                            2011   20.63          18.75              1,158
                                                                            2012   18.75          22.57              1,059
                                                                            2013   22.57          28.50                962
PIMCO Total Return Investment Division (Class A)........................... 2004   11.87          12.38                932
                                                                            2005   12.38          12.56                978
                                                                            2006   12.56          13.04              1,318
                                                                            2007   13.04          13.93              1,307
                                                                            2008   13.93          13.89              1,436
                                                                            2009   13.89          16.29              1,580
                                                                            2010   16.29          17.50              1,749
                                                                            2011   17.50          17.93              1,605
                                                                            2012   17.93          19.46              1,628
                                                                            2013   19.46          18.94              1,569
Russell 2000(R) Index Investment Division (Class A)........................ 2004   13.90          16.21              1,177
                                                                            2005   16.21          16.78                955
                                                                            2006   16.78          19.61              1,305
                                                                            2007   19.61          19.13              1,234
                                                                            2008   19.13          12.60              1,191
                                                                            2009   12.60          15.73              1,207
                                                                            2010   15.73          19.78              1,203
                                                                            2011   19.78          18.79              1,040
                                                                            2012   18.79          21.66                934
                                                                            2013   21.66          29.73                851
T. Rowe Price Large Cap Growth Investment Division (Class A)............... 2004   11.55          12.58                690
                                                                            2005   12.58          13.28                666
                                                                            2006   13.28          14.90                883
                                                                            2007   14.90          16.14                844
                                                                            2008   16.14           9.29                777
                                                                            2009    9.29          13.20                783
                                                                            2010   13.20          15.31                793
                                                                            2011   15.31          15.00                730
                                                                            2012   15.00          17.68                734
                                                                            2013   17.68          24.37                901


                                    C-PPA-63

                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A))............................. 2004    5.70           5.41                214
                                                                           2005    5.41           5.97                188
                                                                           2006    5.97           6.23                274
                                                                           2007    6.23           8.13                474
                                                                           2008    8.13           4.49                358
                                                                           2009    4.49           7.08                395
                                                                           2010    7.08           9.00                451
                                                                           2011    9.00           8.04                402
                                                                           2012    8.04           8.95                343
                                                                           2013    8.95           9.39                  0
T. Rowe Price Mid Cap Growth Investment Division (Class A)................ 2004    6.36           7.44                458
                                                                           2005    7.44           8.47                544
                                                                           2006    8.47           8.94                857
                                                                           2007    8.94          10.44                939
                                                                           2008   10.44           6.24                916
                                                                           2009    6.24           9.02                959
                                                                           2010    9.02          11.44                942
                                                                           2011   11.44          11.18                883
                                                                           2012   11.18          12.62                870
                                                                           2013   12.62          17.12                937
T. Rowe Price Small Cap Growth Investment Division (Class A).............. 2004   12.59          13.86              1,688
                                                                           2005   13.86          15.24              1,483
                                                                           2006   15.24          15.68              1,799
                                                                           2007   15.68          17.07              1,624
                                                                           2008   17.07          10.78              1,479
                                                                           2009   10.78          14.85              1,453
                                                                           2010   14.85          19.84              1,455
                                                                           2011   19.84          20.01              1,253
                                                                           2012   20.01          23.02              1,142
                                                                           2013   23.02          32.97              1,078
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A)........................................................ 2004   20.06          21.18                183
                                                                           2005   21.18          21.58                178
                                                                           2006   21.58          22.46                252
                                                                           2007   22.46          23.14                278
                                                                           2008   23.14          19.48                248
                                                                           2009   19.48          25.52                271
                                                                           2010   25.52          28.50                311
                                                                           2011   28.50          29.97                309
                                                                           2012   29.97          33.10                390
                                                                           2013   33.10          33.15                400
Western Asset Management U.S. Government Investment Division (Class A)     2004   16.58          16.92                203
                                                                           2005   16.92          17.05                196
                                                                           2006   17.05          17.59                275
                                                                           2007   17.59          18.18                326
                                                                           2008   18.18          17.95                348
                                                                           2009   17.95          18.55                320
                                                                           2010   18.55          19.44                286
                                                                           2011   19.44          20.32                258
                                                                           2012   20.32          20.81                246
                                                                           2013   20.81          20.46                211


------------
* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.



The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.

The assets of the MLA Mid Cap Investment Division of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.



                                    C-PPA-64

The assets of the Oppenheimer Capital Appreciation Investment Division of the Met Investors Fund were merged into the Jennison Growth Investment Division of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.


The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.


The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

The assets of FI Mid Cap Opportunities Investment Division were merged into the Morgan Stanley Mid Cap Growth Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.


The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Janus Mid Cap Investment Division.


Please see the Table of Expenses for more information.

                                    C-PPA-65

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX C
--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES


          SERIES FUND/TRUST                   PORTFOLIO/SERIES                  MARKETING NAME
------------------------------------ ---------------------------------- -----------------------------
American Funds Insurance Series(R)   Global Small Capitalization Fund   American Funds Global Small
                                                                        Capitalization Fund
American Funds Insurance Series(R)   Growth-Income Fund                 American Funds Growth-Income
                                                                        Fund
American Funds Insurance Series(R)   Growth Fund                        American Funds Growth Fund


                                    C-PPA-67

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX D
--------------------------------------------------------------------------------
         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SERVICES
PRINCIPAL UNDERWRITER
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
EXPERIENCE FACTOR
VARIABLE INCOME PAYMENTS
CALCULATING THE ANNUITY UNIT VALUE
ADVERTISEMENT OF THE SEPARATE ACCOUNT
VOTING RIGHTS
TAXES
WITHDRAWALS
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT
FINANCIAL STATEMENTS OF METLIFE



                                    C-PPA-69

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                          REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series(R)

     [ ] I have changed my address. My current address is:


                                           Name --------------------------------
-------------------------------------
  (Contract Number)
                                           Address -------------------------------

-------------------------------------      -------------------------------------
   (Signature)                                                                  zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                    C-PPA-71

                                                                  April 28, 2014



         ENHANCED PREFERENCE PLUS(R) ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY

This Prospectus describes group Enhanced Preference Plus Account Contracts for deferred variable annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities"). We no longer offer the Deferred Annuities and Income Annuities. However Contract owners and participants may continue to make additional purchase payments and new participants may enroll under any issued group Contract. -This Prospectus also describes Financial Freedom Deferred Annuities ("Financial Freedom Deferred Annuities") and Financial Freedom Account Income Annuities ("Financial Freedom Income Annuities").


You decide how to allocate your money among the various available investment choices. The investment choices available to You are listed in the Contract for your Enhanced Deferred Annuity or Enhanced Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity(R) VIP Funds") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS(R)
  American Funds Bond
  American Funds Global Small Capitalization
  American Funds Growth
  American Funds Growth-Income
CALVERT FUND
  Calvert VP SRI Balanced
  Calvert VP SRI Mid Cap Growth
FIDELITY(R) VIP FUNDS
  Equity-Income
  Growth
  Investment Grade Bond
MET INVESTORS FUND
  American Funds(R) Balanced Allocation
  American Funds(R) Growth Allocation

  American Funds(R) Moderate Allocation

  Clarion Global Real Estate
  ClearBridge Aggressive Growth
  Harris Oakmark International

  Invesco Mid Cap Value
  Invesco Small Cap Growth

  Loomis Sayles Global Markets

  Lord Abbett Bond Debenture

  Met/Franklin Low Duration Total Return

  MetLife Asset Allocation 100

  MFS(R) Research International
  Morgan Stanley Mid Cap Growth
  Oppenheimer Global Equity
  PIMCO Inflation Protected Bond
  PIMCO Total Return
  SSgA Growth and Income ETF

  SSgA Growth ETF
  T. Rowe Price Mid Cap Growth

  WMC Large Cap Research

METROPOLITAN FUND
  Baillie Gifford International Stock
  Barclays Aggregate Bond Index
  BlackRock Bond Income

  BlackRock Capital Appreciation
  BlackRock Large Cap Value

  Frontier Mid Cap Growth
  Jennison Growth
  Loomis Sayles Small Cap Core
  Loomis Sayles Small Cap Growth
  Met/Artisan Mid Cap Value

  MetLife Asset Allocation 20
  MetLife Asset Allocation 40
  MetLife Asset Allocation 60
  MetLife Asset Allocation 80
  MetLife Mid Cap Stock Index

  MetLife Stock Index
  MFS(R) Total Return
  MFS(R) Value
  MSCI EAFE(R) Index
  Neuberger Berman Genesis
  Russell 2000(R) Index
  T. Rowe Price Large Cap Growth
  T. Rowe Price Small Cap Growth
  Western Asset Management Strategic Bond Opportunities
  Western Asset Management U.S. Government

  WMC Balanced
  WMC Core Equity Opportunities


Certain Portfolios have been subject to a change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

ENHANCED DEFERRED ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    PEDC
   o    Traditional IRA
   o    Non-Qualified
   o    Non-Qualified (for certain deferred arrangements or plans)

ENHANCED INCOME ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    PEDC
   o    Traditional IRA
   o    Non-Qualified
   o    Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Enhanced Deferred Annuities, Enhanced Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 28, 2014. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 97 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                        PROSPECTUS DATED APRIL 28, 2014

                                                                  April 28, 2014



              FINANCIAL FREEDOM ACCOUNT VARIABLE ANNUITY CONTRACTS
                 ISSUED BY METROPOLITAN LIFE INSURANCE COMPANY
This Prospectus describes group Financial Freedom Account Contracts for deferred variable annuities ("Financial Freedom Deferred Annuities") and Financial Freedom immediate variable income annuities ("Financial Freedom Income Annuities"). This Prospectus also describes Enhanced Preference Plus Account Deferred Annuities ("Enhanced Deferred Annuities") and Enhanced Preference Plus immediate variable income annuities ("Enhanced Income Annuities").

You decide how to allocate your money among the various available investment choices -for the Financial Freedom Deferred Annuity and Financial Freedom Income Annuity. The investment choices available to You are listed in the Contract for your Financial Freedom Deferred Annuity or Financial Freedom Income Annuity. Your choices may include the Fixed Interest Account/Fixed Income Option (not described in this Prospectus) and Investment Divisions available through Metropolitan Life Separate Account E which, in turn, invest in the following corresponding Portfolios of the Metropolitan Series Fund ("Metropolitan Fund"), Portfolios of the Met Investors Series Trust ("Met Investors Fund"), Portfolios of the Calvert Variable Series, Inc. ("Calvert Fund"), Portfolios of the Fidelity Variable Insurance Products Funds ("Fidelity(R) VIP Funds") and funds of the American Funds Insurance Series(R) ("American Funds(R)"). For convenience, the portfolios and the funds are referred to as Portfolios in this Prospectus.

AMERICAN FUNDS(R)
  American Funds Bond
  American Funds Global Small Capitalization
  American Funds Growth
  American Funds Growth-Income

CALVERT FUND

  Calvert VP SRI Balanced
  Calvert VP SRI Mid Cap Growth
FIDELITY(R) VIP FUNDS
  Equity-Income
  Growth
  Investment Grade Bond
  Money Market
MET INVESTORS FUND
  American Funds(R) Balanced Allocation
  American Funds(R) Growth Allocation

  American Funds(R) Moderate Allocation

  Clarion Global Real Estate
  ClearBridge Aggressive Growth
  Harris Oakmark International

  Invesco Mid Cap Value
  Invesco Small Cap Growth

  Loomis Sayles Global Markets

  Lord Abbett Bond Debenture

  Met/Franklin Low Duration Total Return

  MetLife Asset Allocation 100

  MFS(R) Research International
  Morgan Stanley Mid Cap Growth
  Oppenheimer Global Equity
  PIMCO Inflation Protected Bond
  PIMCO Total Return
  SSgA Growth and Income ETF

  SSgA Growth ETF
  T. Rowe Price Mid Cap Growth

  WMC Large Cap Research

METROPOLITAN FUND
  Baillie Gifford International Stock
  Barclays Aggregate Bond Index
  BlackRock Bond Income

  BlackRock Capital Appreciation
  BlackRock Large Cap Value

  Frontier Mid Cap Growth
  Jennison Growth
  Loomis Sayles Small Cap Core
  Loomis Sayles Small Cap Growth
  Met/Artisan Mid Cap Value

  MetLife Asset Allocation 20
  MetLife Asset Allocation 40
  MetLife Asset Allocation 60
  MetLife Asset Allocation 80
  MetLife Mid Cap Stock Index

  MetLife Stock Index
  MFS(R) Total Return
  MFS(R) Value
  MSCI EAFE(R) Index
  Neuberger Berman Genesis
  Russell 2000(R) Index
  T. Rowe Price Large Cap Growth
  T. Rowe Price Small Cap Growth
  Western Asset Management Strategic Bond Opportunities
  Western Asset Management U.S. Government

  WMC Balanced
  WMC Core Equity Opportunities


Certain Portfolios have been subject to a change. Please see Appendix A-1 "Additional Information Regarding the Portfolios".

FINANCIAL FREEDOM DEFERRED ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    Non-Qualified (for certain deferred arrangements or plans)

FINANCIAL FREEDOM INCOME ANNUITIES AVAILABLE:
   o    TSA
   o    403(a)
   o    Non-Qualified (for certain deferred arrangements or plans)

A WORD ABOUT INVESTMENT RISK:
An investment in any of these variable annuities involves investment risk. You could lose money You invest. Money invested is NOT:
   o    a bank deposit or obligation;
   o    federally insured or guaranteed; or
   o    endorsed by any bank or other financial institution.

HOW TO LEARN MORE:


Before investing, read this Prospectus. The Prospectus contains information about the Financial Freedom Deferred Annuities, Financial Freedom Income Annuities and Metropolitan Life Separate Account E which You should know before investing. Keep this Prospectus for future reference. For more information, request a copy of the Statement of Additional Information ("SAI"), dated April 28, 2014. The SAI is considered part of this Prospectus as though it were included in the Prospectus. The Table of Contents of the SAI appears on page 97 of this Prospectus. To view or download the SAI, go to our website www.metlife.com. To request a free copy of the SAI or to ask questions, write or call:


Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342
Phone: 800-638-7732

The Securities and Exchange Commission has a website (http://www.sec.gov), which You may visit to view this Prospectus, SAI and other information. The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is truthful or complete. Any representation otherwise is a criminal offense.



                        PROSPECTUS DATED APRIL 28, 2014

                              TABLE OF CONTENTS





                                                       PAGE
                                                     -------
IMPORTANT TERMS YOU SHOULD KNOW..................... FFA-3
TABLE OF EXPENSES................................... FFA-5
ACCUMULATION UNIT VALUES TABLE...................... FFA-14
METLIFE............................................. FFA-15
METROPOLITAN LIFE SEPARATE ACCOUNT E................ FFA-15
VARIABLE ANNUITIES.................................. FFA-15
A Deferred Annuity.................................. FFA-16
Non-Natural Persons as Owners or Beneficiaries       FFA-16
An Income Annuity................................... FFA-16
YOUR INVESTMENT CHOICES............................. FFA-17
Additional Information About the Portfolios......... FFA-22
Certain Payments We Receive with Regard to the
  Portfolios........................................ FFA-23
Portfolio Selection................................. FFA-23
DEFERRED ANNUITIES.................................. FFA-25
The Deferred Annuity and Your Retirement Plan....... FFA-25
403(b) Plan Terminations............................ FFA-25
Other Plan Terminations............................. FFA-26
Automated Investment Strategies..................... FFA-26
Purchase Payments................................... FFA-27
  Purchase Payments -- Section 403(b) Plans......... FFA-28
  Allocation of Purchase Payments................... FFA-28
  Limits on Purchase Payments....................... FFA-28
The Value of Your Investment........................ FFA-28
Transfers........................................... FFA-29
Restrictions on Transfers........................... FFA-30
Access To Your Money................................ FFA-32
  Account Reduction Loans........................... FFA-32
  Systematic Withdrawal Program..................... FFA-32
  Minimum Distribution.............................. FFA-33
Annual Contract Fee................................. FFA-34
  Account Reduction Loan Fees....................... FFA-34
Charges............................................. FFA-34
  Insurance-Related or Separate Account Charge       FFA-34
  Investment-Related Charge......................... FFA-34
Premium and Other Taxes............................. FFA-34
Early Withdrawal Charges............................ FFA-35
  When No Early Withdrawal Charge Applies........... FFA-36
  When A Different Early Withdrawal Charge
    May Apply....................................... FFA-38
Free Look........................................... FFA-38
Death Benefit....................................... FFA-39
Pay-Out Options (or Income Options)................. FFA-40
INCOME ANNUITIES.................................... FFA-41
Income Payment Types................................ FFA-41
Minimum Size of Your Income Payment................. FFA-43
Allocation.......................................... FFA-43
The Value of Your Income Payments................... FFA-43
Reallocations....................................... FFA-44
Restrictions on Transfers........................... FFA-45
Contract Fee........................................ FFA-47
Charges............................................. FFA-47


                                                       PAGE
                                                     -------
  Insurance-Related or Separate Account Charge       FFA-47
  Investment-Related Charge......................... FFA-48
Premium and Other Taxes............................. FFA-48
Free Look........................................... FFA-48
GENERAL INFORMATION................................. FFA-48
Administration...................................... FFA-48
  Purchase Payments................................. FFA-49
  Confirming Transactions........................... FFA-49
  Processing Transactions........................... FFA-49
  By Telephone or Internet.......................... FFA-50
  After Your Death.................................. FFA-50
  Abandoned Property Requirements................... FFA-50
  Misstatement...................................... FFA-51
  Third Party Requests.............................. FFA-51
  Valuation -- Suspension of Payments............... FFA-51
Advertising Performance............................. FFA-51
Changes to Your Deferred Annuity or Income
  Annuity........................................... FFA-53
Voting Rights....................................... FFA-53
Who Sells the Deferred Annuities and Income
  Annuities......................................... FFA-54
Financial Statements................................ FFA-55
Your Spouse's Rights................................ FFA-55
When We Can Cancel Your Deferred Annuity or
  Income Annuity.................................... FFA-56
Special Charges That Apply If Your Retirement
  Plan Terminates Its Deferred Annuity or Takes
  Other Action...................................... FFA-56
INCOME TAXES........................................ FFA-57
Introduction........................................ FFA-57
Non-Qualified Annuity Contracts..................... FFA-57
Accumulation........................................ FFA-57
Death Benefits...................................... FFA-59
Taxation of Payments in Annuity Form................ FFA-59
Qualified Annuity Contracts......................... FFA-60
Required Minimum Distributions...................... FFA-63
                                                     FFA-63
Additional Information regarding IRAs............... FFA-64
LEGAL PROCEEDINGS................................... FFA-66
APPENDIX A: PREMIUM TAX TABLE....................... FFA-67
APPENDIX A-1: ADDITIONAL INFORMATION REGARDING
  THE PORTFOLIOS.................................... FFA-68
APPENDIX B: ACCUMULATION UNIT VALUES FOR EACH
  INVESTMENT DIVISION............................... FFA-69
APPENDIX C: PORTFOLIO LEGAL AND MARKETING
  NAMES............................................. FFA-93
APPENDIX D: TEXAS OPTIONAL RETIREMENT
  PROGRAM........................................... FFA-95
APPENDIX E: TABLE OF CONTENTS FOR THE STATEMENT
  OF ADDITIONAL INFORMATION......................... FFA-97



The Deferred Annuities or Income Annuities are not intended to be offered anywhere that they may not be lawfully offered and sold. MetLife has not authorized any information or representations about the Deferred Annuities or Income Annuities other than the information in this Prospectus, supplements to the Prospectus or any supplemental sales material we authorize.




                                     FFA-2

                        IMPORTANT TERMS YOU SHOULD KNOW

ACCOUNT BALANCE -- When You purchase a Deferred Annuity, an account is set up for You. Your Account Balance is the total amount of money credited to You under your Deferred Annuity including money in the Investment Divisions of the Separate Account and the Fixed Interest Account, less any account reduction loans.

ACCUMULATION UNIT VALUE -- With a Deferred Annuity, money paid-in or transferred into an Investment Division of the Separate Account is credited to You in the form of accumulation units. Accumulation units are established for each Investment Division. We determine the value of these accumulation units as of the close of the Exchange (see definition below) each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ANNUITY UNIT VALUE -- With an Income Annuity or variable pay-out option, the money paid-in or reallocated into an Investment Division of the Separate Account is held in the form of annuity units. Annuity units are established for each Investment Division. We determine the value of these annuity units as of the close of the Exchange each day the Exchange is open for regular trading. The Exchange usually closes at 4 p.m. Eastern Time but may close earlier or later. The values increase or decrease based on the investment performance of the corresponding underlying Portfolios.

ASSUMED INVESTMENT RETURN (AIR) -- Under an Income Annuity or variable pay-out option, the AIR is the assumed percentage rate of return used to determine the amount of the first variable income payment. The AIR is also the benchmark that is used to calculate the investment performance of a given Investment Division to determine all subsequent payments to You.

CONTRACT -- A Contract is the legal agreement between MetLife and the employer, plan trustee or other entity, or the certificate issued to You under a group annuity Contract. This document contains relevant provisions of your Deferred Annuity or Income Annuity. MetLife issues Contracts for each of the annuities described in this Prospectus.

CONTRACT YEAR -- Generally, the Contract Year for a Deferred Annuity is the period ending on the last day of the month in which the anniversary of when we issued the annuity occurs and each following 12 month period. However, depending on underwriting and plan requirements, the first Contract Year may range from the initial three to fifteen months after the Deferred Annuity is issued.

DEFERRED ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Deferred Annuities and Financial Freedom Deferred Annuities.

EARLY WITHDRAWAL CHARGE -- The Early Withdrawal Charge is an amount we deduct from your Account Balance if You withdraw money prematurely from a Deferred Annuity. This charge is often referred to as a deferred sales load or back-end sales load.

EXCHANGE -- In this Prospectus, the New York Stock Exchange is referred to as the "Exchange."

GOOD ORDER -- A request or transaction generally is considered in "Good Order" if it complies with our administrative procedures and the required information is complete and accurate. A request or transaction may be rejected or delayed if not in Good Order. If You have any questions, You should contact us or your sales representative before submitting the form or request.

INCOME ANNUITY -- This term is used throughout this Prospectus when we are referring to both Enhanced Income Annuities and Financial Freedom Income Annuities.

INVESTMENT DIVISION -- Investment Divisions are subdivisions of the Separate Account. When You allocate a purchase payment, transfer money or make reallocations of your income payment to an Investment Division, the Investment Division purchases shares of a Portfolio (with the same name) within the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds or American Funds(R).

METLIFE -- MetLife is Metropolitan Life Insurance Company, which is the company that issues the Deferred Annuities and Income Annuities. Throughout this Prospectus, MetLife is also referred to as "we," "us" or "our."

METLIFE DESIGNATED OFFICE -- The MetLife Designated Office is the MetLife office that will generally handle the administration of all your requests concerning your Deferred Annuity or Income Annuity. Your quarterly statement, payment statement and/or check stub will indicate the address of your MetLife Designated Office. The telephone number to call to initiate a request is 1-800-638-7732.


                                     FFA-3

SEPARATE ACCOUNT -- A Separate Account is an investment account. All assets contributed to Investment Divisions under the Deferred Annuities and Income Annuities are pooled in the Separate Account and maintained for the benefit of investors in Deferred Annuities and Income Annuities.

VARIABLE ANNUITY -- An annuity in which returns/income payments are based upon the performance of investments such as stocks and bonds held by one or more underlying Portfolios. You assume the investment risk for any amounts allocated to the Investment Divisions in a Variable Annuity.

YOU -- In this Prospectus, depending on the context, "You" may mean either the purchaser of the Deferred Annuity or Income Annuity , the annuitant under an Income Annuity or the participant or annuitant under certain group arrangements. In cases where we are referring to giving instructions or making payments to us for PEDC, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(f) deferred compensation plans,
Section 457(e)(11) severance and death benefit plans and Section 415(m) qualified governmental excess benefit arrangements, "You" means the trustee or employer. In connection with a 403(b) plan termination, as of the date of the Contract or cash distribution under such distribution, "You" means the participant who has received such Contract or cash distribution.


                                     FFA-4

                               TABLE OF EXPENSES
--------------------------------------------------------------------------------
        ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are applicable only in certain jurisdictions, see Appendix A) and other taxes which may apply.


CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS.............................................. None
EARLY WITHDRAWAL CHARGE.............................................................. Up to 7%
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)(1)
EXCHANGE FEE FOR DEFERRED ANNUITIES.................................................. None
SURRENDER FEE FOR DEFERRED ANNUITIES................................................. None
ACCOUNT REDUCTION LOAN INITIATION FEE................................................ $75(2)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE (PER LOAN OUTSTANDING)................. $50(2)
TRANSFER FEE......................................................................... None

The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE FOR DEFERRED ANNUITIES(3)........ None
SEPARATE ACCOUNT CHARGE(4)
(as a percentage of your average Account Balance in
the Separate Account)
General Administrative Expenses Charge............... .20%
Mortality and Expense Risk Charge.................... .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE(4)
Current and Maximum Guaranteed Charge:............... .95%


We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the WMC Large Cap Research Portfolio (formerly BlackRock Large Cape Core Portfolio). We are waiving the amount, if any, of the Separate Account charge equal to the underlying portfolio expenses that are in excess of 0.88% for the Investment Division investing in the MFS(R) Research International Portfolio - Class A of the Met Investors Fund. We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.

The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American



                                     FFA-5

Funds(R) fees and expenses are contained in their respective prospectuses. Current prospectuses for the Portfolios can be obtained by calling 800 638-7732. Please read the prospectuses carefully before making your allocations to the Investment Divisions.

------------

1 An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The charge on purchase payments is calculated according to the following schedule:



 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
          Thereafter                 0%

      There are times when the Early Withdrawal Charge does not apply to amounts that are withdrawn from a Deferred Annuity. For example, each Contract Year You may take the greater of 20% (10% for certain Enhanced Deferred Annuities) of your Account Balance or your purchase payments made over 7 years ago free of Early Withdrawal Charges. There are no Early Withdrawal Charges applied to the Enhanced Non-Qualified Deferred Annuities for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and
      Section 457(e)(11) severance and death benefit plans.
2 Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Investment Divisions and the Fixed Interest Account in which You then have a balance.
3  A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account.
      This fee may be waived under certain circumstances.
4 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.



MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES




                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES AS OF DECEMBER 31, 2013
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.27%       1.15%


PORTFOLIO FEES AND EXPENSES
(as a percentage of average daily net assets)



                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                             FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Portfolio..................    0.37%     0.25%          0.02%
 American Funds Global Small
  Capitalization Portfolio......................    0.70%     0.25%          0.04%
 American Funds Growth Portfolio................    0.33%     0.25%          0.02%
 American Funds Growth-Income Portfolio             0.27%     0.25%          0.02%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio..............    0.69%       --           0.21%
 Calvert VP SRI Mid Cap Growth Portfolio........    0.90%       --           0.25%
FIDELITY(R) VIP FUNDS -- INITIAL CLASS
 Equity-Income Portfolio........................    0.45%       --           0.10%
 Growth Portfolio...............................    0.55%       --           0.11%
 Investment Grade Bond Portfolio................    0.31%       --           0.11%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C..........................    0.06%     0.55%            --
 American Funds(R) Growth Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%



                                                                   TOTAL                      NET TOTAL
                                                    ACQUIRED       ANNUAL      FEE WAIVER      ANNUAL
                                                    FUND FEES    OPERATING   AND/OR EXPENSE   OPERATING
PORTFOLIO                                         AND EXPENSES    EXPENSES    REIMBURSEMENT   EXPENSES
------------------------------------------------ -------------- ----------- ---------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Portfolio..................   --             0.64%           --           0.64%
 American Funds Global Small
  Capitalization Portfolio......................   --             0.99%           --           0.99%
 American Funds Growth Portfolio................   --             0.60%           --           0.60%
 American Funds Growth-Income Portfolio            --             0.54%           --           0.54%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio..............   --             0.90%           --           0.90%
 Calvert VP SRI Mid Cap Growth Portfolio........   --             1.15%           --           1.15%
FIDELITY(R) VIP FUNDS -- INITIAL CLASS
 Equity-Income Portfolio........................ 0.02%            0.57%           --           0.57%
 Growth Portfolio...............................   --             0.66%           --           0.66%
 Investment Grade Bond Portfolio................   --             0.42%           --           0.42%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C.......................... 0.42%            1.03%           --           1.03%
 American Funds(R) Growth Allocation
  Portfolio -- Class C.......................... 0.43%            1.05%           --           1.05%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C.......................... 0.40%            1.02%           --           1.02%


                                      FFA-6

                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                             FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
 Clarion Global Real Estate Portfolio --
  Class E.......................................    0.60%     0.15%          0.05%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................    0.59%       --           0.02%
 Harris Oakmark International Portfolio --
  Class E.......................................    0.77%     0.15%          0.06%
 Invesco Mid Cap Value Portfolio --
  Class A.......................................    0.65%       --           0.05%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................    0.85%     0.15%          0.02%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................    0.70%     0.25%          0.08%
 Lord Abbett Bond Debenture Portfolio --
  Class A.......................................    0.51%       --           0.03%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................    0.50%     0.25%          0.05%
 MetLife Asset Allocation 100 Portfolio --
  Class A.......................................    0.07%       --           0.01%
 MFS(R) Research International Portfolio --
  Class A.......................................    0.68%       --           0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A..........................    0.64%       --           0.05%
 Oppenheimer Global Equity Portfolio --
  Class A.......................................    0.67%       --           0.08%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E..........................    0.47%     0.15%          0.08%
 PIMCO Total Return Portfolio -- Class A........    0.48%       --           0.03%
 SSgA Growth and Income ETF Portfolio --
  Class E.......................................    0.30%     0.15%          0.01%
 SSgA Growth ETF Portfolio -- Class E...........    0.32%     0.15%          0.01%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A.......................................    0.75%       --           0.03%
 WMC Large Cap Research Portfolio --
  Class A.......................................    0.59%       --           0.03%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A..........................    0.79%       --           0.08%
 Barclays Aggregate Bond Index Portfolio --
  Class A.......................................    0.25%       --           0.03%
 BlackRock Bond Income Portfolio --
  Class A.......................................    0.33%       --           0.02%
 BlackRock Capital Appreciation
  Portfolio -- Class E..........................    0.69%     0.15%          0.02%
 BlackRock Large Cap Value Portfolio --
  Class E.......................................    0.63%     0.15%          0.02%
 Frontier Mid Cap Growth Portfolio --
  Class A.......................................    0.72%       --           0.03%
 Jennison Growth Portfolio -- Class A...........    0.60%       --           0.02%
 Loomis Sayles Small Cap Core Portfolio --
  Class A.......................................    0.90%       --           0.05%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A..........................    0.90%       --           0.05%
 Met/Artisan Mid Cap Value Portfolio --
  Class A.......................................    0.81%       --           0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class A.......................................    0.09%       --           0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class A.......................................    0.07%       --           0.01%



                                                                   TOTAL                      NET TOTAL
                                                    ACQUIRED       ANNUAL      FEE WAIVER       ANNUAL
                                                    FUND FEES    OPERATING   AND/OR EXPENSE   OPERATING
PORTFOLIO                                         AND EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
------------------------------------------------ -------------- ----------- ---------------- -----------
 Clarion Global Real Estate Portfolio --
  Class E.......................................   --             0.80%       --             0.80%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................   --             0.61%     0.00%            0.61%
 Harris Oakmark International Portfolio --
  Class E.......................................   --             0.98%     0.02%            0.96%
 Invesco Mid Cap Value Portfolio --
  Class A....................................... 0.08%            0.78%     0.02%            0.76%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................   --             1.02%     0.02%            1.00%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................   --             1.03%       --             1.03%
 Lord Abbett Bond Debenture Portfolio --
  Class A.......................................   --             0.54%       --             0.54%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................   --             0.80%     0.03%            0.77%
 MetLife Asset Allocation 100 Portfolio --
  Class A....................................... 0.70%            0.78%       --             0.78%
 MFS(R) Research International Portfolio --
  Class A.......................................   --             0.75%     0.06%            0.69%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A..........................   --             0.69%     0.01%            0.68%
 Oppenheimer Global Equity Portfolio --
  Class A.......................................   --             0.75%     0.03%            0.72%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E..........................   --             0.70%     0.00%            0.70%
 PIMCO Total Return Portfolio -- Class A........   --             0.51%       --             0.51%
 SSgA Growth and Income ETF Portfolio --
  Class E....................................... 0.23%            0.69%       --             0.69%
 SSgA Growth ETF Portfolio -- Class E........... 0.25%            0.73%       --             0.73%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A.......................................   --             0.78%       --             0.78%
 WMC Large Cap Research Portfolio --
  Class A.......................................   --             0.62%     0.05%            0.57%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A..........................   --             0.87%     0.12%            0.75%
 Barclays Aggregate Bond Index Portfolio --
  Class A.......................................   --             0.28%     0.01%            0.27%
 BlackRock Bond Income Portfolio --
  Class A.......................................   --             0.35%     0.00%            0.35%
 BlackRock Capital Appreciation
  Portfolio -- Class E..........................   --             0.86%     0.01%            0.85%
 BlackRock Large Cap Value Portfolio --
  Class E.......................................   --             0.80%     0.06%            0.74%
 Frontier Mid Cap Growth Portfolio --
  Class A.......................................   --             0.75%     0.01%            0.74%
 Jennison Growth Portfolio -- Class A...........   --             0.62%     0.07%            0.55%
 Loomis Sayles Small Cap Core Portfolio --
  Class A....................................... 0.12%            1.07%     0.07%            1.00%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A..........................   --             0.95%     0.09%            0.86%
 Met/Artisan Mid Cap Value Portfolio --
  Class A.......................................   --             0.83%       --             0.83%
 MetLife Asset Allocation 20 Portfolio --
  Class A....................................... 0.52%            0.63%     0.01%            0.62%
 MetLife Asset Allocation 40 Portfolio --
  Class A....................................... 0.57%            0.65%       --             0.65%


                                      FFA-7

                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                                FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
 MetLife Asset Allocation 60 Portfolio --
  Class A..........................................    0.06%          --          --
 MetLife Asset Allocation 80 Portfolio --
  Class A..........................................    0.06%          --        0.01%
 MetLife Mid Cap Stock Index Portfolio --
  Class A..........................................    0.25%          --        0.05%
 MetLife Stock Index Portfolio -- Class A..........    0.25%          --        0.02%
 MFS(R) Total Return Portfolio -- Class A..........    0.55%          --        0.04%
 MFS(R) Value Portfolio -- Class A.................    0.70%          --        0.02%
 MSCI EAFE(R) Index Portfolio -- Class A...........    0.30%          --        0.10%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................    0.80%          --        0.03%
 Russell 2000(R) Index Portfolio -- Class A........    0.25%          --        0.06%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................    0.60%          --        0.03%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................    0.48%          --        0.04%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............    0.60%          --        0.06%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............    0.47%          --        0.02%
 WMC Balanced Portfolio -- Class A.................    0.46%          --        0.05%
 WMC Core Equity Opportunities
  Portfolio -- Class A.............................    0.70%          --        0.02%



                                                                      TOTAL                      NET TOTAL
                                                       ACQUIRED       ANNUAL      FEE WAIVER       ANNUAL
                                                       FUND FEES    OPERATING   AND/OR EXPENSE   OPERATING
PORTFOLIO                                            AND EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
--------------------------------------------------- -------------- ----------- ---------------- -----------
 MetLife Asset Allocation 60 Portfolio --
  Class A.......................................... 0.62%            0.68%       --               0.68%
 MetLife Asset Allocation 80 Portfolio --
  Class A.......................................... 0.66%            0.73%       --               0.73%
 MetLife Mid Cap Stock Index Portfolio --
  Class A.......................................... 0.02%            0.32%     0.00%              0.32%
 MetLife Stock Index Portfolio -- Class A..........   --             0.27%     0.01%              0.26%
 MFS(R) Total Return Portfolio -- Class A..........   --             0.59%       --               0.59%
 MFS(R) Value Portfolio -- Class A.................   --             0.72%     0.14%              0.58%
 MSCI EAFE(R) Index Portfolio -- Class A........... 0.01%            0.41%     0.00%              0.41%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................   --             0.83%     0.01%              0.82%
 Russell 2000(R) Index Portfolio -- Class A........ 0.11%            0.42%     0.00%              0.42%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................   --             0.63%     0.01%              0.62%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................   --             0.52%       --               0.52%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............   --             0.66%     0.04%              0.62%
 Western Asset Management
  U.S. Government Portfolio -- Class A.............   --             0.49%     0.01%              0.48%
 WMC Balanced Portfolio -- Class A.................   --             0.51%     0.00%              0.51%
 WMC Core Equity Opportunities
  Portfolio -- Class A.............................   --             0.72%     0.11%              0.61%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLES

The examples are intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE 1.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

                                     FFA-8

   o your Deferred Annuity permits You to withdraw 10% of your Account Balance free from Early Withdrawal Charges each Contract Year;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $858      $1,139      $1,424      $2,397
Minimum........     $776      $  883      $  983      $1,450


EXAMPLE 2.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o your Deferred Annuity permits You to withdraw 20% of your Account Balance free from Early Withdrawal Charges each Contract Year;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You fully surrender your Deferred Annuity with applicable Early Withdrawal Charges deducted.



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $786      $1,084      $1,390      $2,397
Minimum........     $703      $  827      $  947      $1,450


EXAMPLE 3.

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years) or do not surrender your Deferred Annuity. (No Early Withdrawal Charges are deducted.)



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $210        $649      $1,113      $2,397
Minimum........     $122        $380      $  658      $1,450



                                     FFA-9

           FINANCIAL FREEDOM DEFERRED ANNUITIES AND INCOME ANNUITIES


The following tables describe the fees and expenses You will pay when You buy, hold or withdraw amounts from your Deferred Annuity or Income Annuity. The first table describes charges You will pay at the time You purchase the Deferred Annuity or Income Annuity, make withdrawals from your Deferred Annuity or make transfers between the Investment Divisions of your Deferred Annuity or Income Annuity. The tables do not show premium taxes (ranging from 0.5% to 3.5%, which are only applicable in certain jurisdiction, see Appendix A) and other taxes which may apply.


CONTRACT OWNER TRANSACTION EXPENSES


SALES LOAD IMPOSED ON PURCHASE PAYMENTS.................................................. None
SEPARATE ACCOUNT EARLY WITHDRAWAL CHARGE................................................. None
(as a percentage of each purchase payment funding the withdrawal during the pay-in phase)
EXCHANGE FEE FOR DEFERRED ANNUITIES...................................................... None
SURRENDER FEE FOR DEFERRED ANNUITIES..................................................... None
ACCOUNT REDUCTION LOAN INITIATION FEE.................................................... $75(1)
ANNUAL ACCOUNT REDUCTION LOAN MAINTENANCE FEE............................................ $50(1)
(per loan outstanding)
TRANSFER FEE............................................................................. None

The second table describes the fees and expenses that You will bear periodically during the time You hold the Deferred Annuity or Income Annuity, but does not include fees and expenses for the Portfolios.


ANNUAL CONTRACT FEE(2)......................... None
SEPARATE ACCOUNT CHARGE(3)
(as a percentage of your average Account
 Balance in the Separate Account)
General Administrative Expenses Charge......... .20%
Mortality and Expense Risk Charge.............. .75%
TOTAL SEPARATE ACCOUNT ANNUAL CHARGE
Current and Maximum Guaranteed Charge:......... .95%


We are waiving 0.08% of the Separate Account Charge for the Investment Division investing in the WMC Large Cap Research (formerly BlackRock Large Cap Core Portfolio). We are waiving the amount, if any, of the Separate Account charge equal to the underlying portfolio expenses that are in excess of 0.88% for the Investment Division investing in the MFS(R) Research International Portfolio - Class A of the Met Investors Fund. We are waiving an amount equal to the Portfolio expenses that are in excess 0.62% for the Investment Division investing in the Oppenheimer Global Equity Portfolio of the Met Investors Fund.


The third table shows the minimum and maximum total operating expenses charged by the Portfolios, as well as the operating expenses for each Portfolio, that You may bear periodically while You hold the Contract. Certain Portfolios may impose a redemption fee in the future. All of the Portfolios listed below are Class A except for the BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E Portfolios, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B Portfolios, American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C Portfolios, and the Portfolios of the American Funds(R), which are Class 2 Portfolios. More details concerning the Metropolitan Fund, the Met Investors Fund, the Calvert Fund and the American Funds(R) fees and expenses are contained in their respective prospectuses.

------------

1 Either or both fees may be waived for certain groups. The loan maintenance fee is paid on a quarterly basis at the end of each quarter on a pro-rata basis from the Investment Divisions and the Fixed Interest Account in which You then have a balance.

2  A $20 Annual Contract Fee is imposed on money in the Fixed Interest Account.
      This fee may be waived under certain circumstances.
3 Pursuant to the terms of the Contract, our total Separate Account charge will not exceed .95% of your average balance in the Investment Divisions. For purposes of presentation here, we estimated the allocation between general administrative expenses and the mortality and expense risk charge for Deferred Annuities or the amount of underlying Portfolio shares we have designated in the Investment Divisions to generate your income payments for Income Annuities.


                                     FFA-10

MINIMUM AND MAXIMUM TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES




                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
TOTAL ANNUAL FUND OPERATING EXPENSES AS OF DECEMBER 31, 2013
(expenses that are deducted from Portfolio assets, including management fees, distribution
 and/or service (12b-1) fees, and other expenses).........................................    0.26%       1.15%



PORTFOLIO FEES AND EXPENSES

(as a percentage of average daily net assets)



                                                               DISTRIBUTION
                                                                  AND/OR
                                                  MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                             FEE      (12B-1) FEES   EXPENSES
------------------------------------------------ ------------ -------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Portfolio..................    0.37%     0.25%          0.02%
 American Funds Global Small
  Capitalization Portfolio......................    0.70%     0.25%          0.04%
 American Funds Growth Portfolio................    0.33%     0.25%          0.02%
 American Funds Growth-Income Portfolio             0.27%     0.25%          0.02%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio..............    0.69%       --           0.21%
 Calvert VP SRI Mid Cap Growth Portfolio........    0.90%       --           0.25%
FIDELITY(R) VIP FUNDS -- INITIAL CLASS
 Equity-Income Portfolio........................    0.45%       --           0.10%
 Growth Portfolio...............................    0.55%       --           0.11%
 Investment Grade Bond Portfolio................    0.31%       --           0.11%
 Money Market Portfolio.........................    0.17%       --           0.09%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C..........................    0.06%     0.55%            --
 American Funds(R) Growth Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C..........................    0.06%     0.55%          0.01%
 Clarion Global Real Estate Portfolio --
  Class E.......................................    0.60%     0.15%          0.05%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................    0.59%       --           0.02%
 Harris Oakmark International Portfolio --
  Class E.......................................    0.77%     0.15%          0.06%
 Invesco Mid Cap Value Portfolio --
  Class A.......................................    0.65%       --           0.05%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................    0.85%     0.15%          0.02%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................    0.70%     0.25%          0.08%
 Lord Abbett Bond Debenture Portfolio --
  Class A.......................................    0.51%       --           0.03%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................    0.50%     0.25%          0.05%
 MetLife Asset Allocation 100 Portfolio --
  Class A.......................................    0.07%       --           0.01%



                                                                   TOTAL                      NET TOTAL
                                                    ACQUIRED       ANNUAL      FEE WAIVER      ANNUAL
                                                    FUND FEES    OPERATING   AND/OR EXPENSE   OPERATING
PORTFOLIO                                         AND EXPENSES    EXPENSES    REIMBURSEMENT   EXPENSES
------------------------------------------------ -------------- ----------- ---------------- ----------
AMERICAN FUNDS(R) -- CLASS 2
 American Funds Bond Portfolio..................   --             0.64%       --             0.64%
 American Funds Global Small
  Capitalization Portfolio......................   --             0.99%       --             0.99%
 American Funds Growth Portfolio................   --             0.60%       --             0.60%
 American Funds Growth-Income Portfolio            --             0.54%       --             0.54%
CALVERT FUND
 Calvert VP SRI Balanced Portfolio..............   --             0.90%       --             0.90%
 Calvert VP SRI Mid Cap Growth Portfolio........   --             1.15%       --             1.15%
FIDELITY(R) VIP FUNDS -- INITIAL CLASS
 Equity-Income Portfolio........................ 0.02%            0.57%       --             0.57%
 Growth Portfolio...............................   --             0.66%       --             0.66%
 Investment Grade Bond Portfolio................   --             0.42%       --             0.42%
 Money Market Portfolio.........................   --             0.26%       --             0.26%
MET INVESTORS FUND
 American Funds(R) Balanced Allocation
  Portfolio -- Class C.......................... 0.42%            1.03%       --             1.03%
 American Funds(R) Growth Allocation
  Portfolio -- Class C.......................... 0.43%            1.05%       --             1.05%
 American Funds(R) Moderate Allocation
  Portfolio -- Class C.......................... 0.40%            1.02%       --             1.02%
 Clarion Global Real Estate Portfolio --
  Class E.......................................   --             0.80%       --             0.80%
 ClearBridge Aggressive Growth Portfolio --
  Class A.......................................   --             0.61%     0.00%            0.61%
 Harris Oakmark International Portfolio --
  Class E.......................................   --             0.98%     0.02%            0.96%
 Invesco Mid Cap Value Portfolio --
  Class A....................................... 0.08%            0.78%     0.02%            0.76%
 Invesco Small Cap Growth Portfolio --
  Class E.......................................   --             1.02%     0.02%            1.00%
 Loomis Sayles Global Markets Portfolio --
  Class B.......................................   --             1.03%       --             1.03%
 Lord Abbett Bond Debenture Portfolio --
  Class A.......................................   --             0.54%       --             0.54%
 Met/Franklin Low Duration Total Return
  Portfolio -- Class B..........................   --             0.80%     0.03%            0.77%
 MetLife Asset Allocation 100 Portfolio --
  Class A....................................... 0.70%            0.78%       --             0.78%


                                     FFA-11

                                                                  DISTRIBUTION
                                                                     AND/OR
                                                     MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                                FEE      (12B-1) FEES   EXPENSES
--------------------------------------------------- ------------ -------------- ----------
 MFS(R) Research International Portfolio --
  Class A..........................................    0.68%       --           0.07%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A.............................    0.64%       --           0.05%
 Oppenheimer Global Equity Portfolio --
  Class A..........................................    0.67%       --           0.08%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E.............................    0.47%     0.15%          0.08%
 PIMCO Total Return Portfolio -- Class A...........    0.48%       --           0.03%
 SSgA Growth and Income ETF Portfolio --
  Class E..........................................    0.30%     0.15%          0.01%
 SSgA Growth ETF Portfolio -- Class E..............    0.32%     0.15%          0.01%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A..........................................    0.75%       --           0.03%
 WMC Large Cap Research Portfolio --
  Class A..........................................    0.59%       --           0.03%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................    0.79%       --           0.08%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................    0.25%       --           0.03%
 BlackRock Bond Income Portfolio --
  Class A..........................................    0.33%       --           0.02%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................    0.69%     0.15%          0.02%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................    0.63%     0.15%          0.02%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................    0.72%       --           0.03%
 Jennison Growth Portfolio -- Class A..............    0.60%       --           0.02%
 Loomis Sayles Small Cap Core Portfolio --
  Class A..........................................    0.90%       --           0.05%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................    0.90%       --           0.05%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................    0.81%       --           0.02%
 MetLife Asset Allocation 20 Portfolio --
  Class A..........................................    0.09%       --           0.02%
 MetLife Asset Allocation 40 Portfolio --
  Class A..........................................    0.07%       --           0.01%
 MetLife Asset Allocation 60 Portfolio --
  Class A..........................................    0.06%       --             --
 MetLife Asset Allocation 80 Portfolio --
  Class A..........................................    0.06%       --           0.01%
 MetLife Mid Cap Stock Index Portfolio --
  Class A..........................................    0.25%       --           0.05%
 MetLife Stock Index Portfolio -- Class A..........    0.25%       --           0.02%
 MFS(R) Total Return Portfolio -- Class A..........    0.55%       --           0.04%
 MFS(R) Value Portfolio -- Class A.................    0.70%       --           0.02%
 MSCI EAFE(R) Index Portfolio -- Class A...........    0.30%       --           0.10%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................    0.80%       --           0.03%
 Russell 2000(R) Index Portfolio -- Class A........    0.25%       --           0.06%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................    0.60%       --           0.03%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................    0.48%       --           0.04%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............    0.60%       --           0.06%



                                                                      TOTAL                      NET TOTAL
                                                       ACQUIRED       ANNUAL      FEE WAIVER       ANNUAL
                                                       FUND FEES    OPERATING   AND/OR EXPENSE   OPERATING
PORTFOLIO                                            AND EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
--------------------------------------------------- -------------- ----------- ---------------- -----------
 MFS(R) Research International Portfolio --
  Class A..........................................   --             0.75%     0.06%              0.69%
 Morgan Stanley Mid Cap Growth
  Portfolio -- Class A.............................   --             0.69%     0.01%              0.68%
 Oppenheimer Global Equity Portfolio --
  Class A..........................................   --             0.75%     0.03%              0.72%
 PIMCO Inflation Protected Bond
  Portfolio -- Class E.............................   --             0.70%     0.00%              0.70%
 PIMCO Total Return Portfolio -- Class A...........   --             0.51%       --               0.51%
 SSgA Growth and Income ETF Portfolio --
  Class E.......................................... 0.23%            0.69%       --               0.69%
 SSgA Growth ETF Portfolio -- Class E.............. 0.25%            0.73%       --               0.73%
 T. Rowe Price Mid Cap Growth Portfolio --
  Class A..........................................   --             0.78%       --               0.78%
 WMC Large Cap Research Portfolio --
  Class A..........................................   --             0.62%     0.05%              0.57%
METROPOLITAN FUND
 Baillie Gifford International Stock
  Portfolio -- Class A.............................   --             0.87%     0.12%              0.75%
 Barclays Aggregate Bond Index Portfolio --
  Class A..........................................   --             0.28%     0.01%              0.27%
 BlackRock Bond Income Portfolio --
  Class A..........................................   --             0.35%     0.00%              0.35%
 BlackRock Capital Appreciation
  Portfolio -- Class E.............................   --             0.86%     0.01%              0.85%
 BlackRock Large Cap Value Portfolio --
  Class E..........................................   --             0.80%     0.06%              0.74%
 Frontier Mid Cap Growth Portfolio --
  Class A..........................................   --             0.75%     0.01%              0.74%
 Jennison Growth Portfolio -- Class A..............   --             0.62%     0.07%              0.55%
 Loomis Sayles Small Cap Core Portfolio --
  Class A.......................................... 0.12%            1.07%     0.07%              1.00%
 Loomis Sayles Small Cap Growth
  Portfolio -- Class A.............................   --             0.95%     0.09%              0.86%
 Met/Artisan Mid Cap Value Portfolio --
  Class A..........................................   --             0.83%       --               0.83%
 MetLife Asset Allocation 20 Portfolio --
  Class A.......................................... 0.52%            0.63%     0.01%              0.62%
 MetLife Asset Allocation 40 Portfolio --
  Class A.......................................... 0.57%            0.65%       --               0.65%
 MetLife Asset Allocation 60 Portfolio --
  Class A.......................................... 0.62%            0.68%       --               0.68%
 MetLife Asset Allocation 80 Portfolio --
  Class A.......................................... 0.66%            0.73%       --               0.73%
 MetLife Mid Cap Stock Index Portfolio --
  Class A.......................................... 0.02%            0.32%     0.00%              0.32%
 MetLife Stock Index Portfolio -- Class A..........   --             0.27%     0.01%              0.26%
 MFS(R) Total Return Portfolio -- Class A..........   --             0.59%       --               0.59%
 MFS(R) Value Portfolio -- Class A.................   --             0.72%     0.14%              0.58%
 MSCI EAFE(R) Index Portfolio -- Class A........... 0.01%            0.41%     0.00%              0.41%
 Neuberger Berman Genesis Portfolio --
  Class A..........................................   --             0.83%     0.01%              0.82%
 Russell 2000(R) Index Portfolio -- Class A........ 0.11%            0.42%     0.00%              0.42%
 T. Rowe Price Large Cap Growth
  Portfolio -- Class A.............................   --             0.63%     0.01%              0.62%
 T. Rowe Price Small Cap Growth
  Portfolio -- Class A.............................   --             0.52%       --               0.52%
 Western Asset Management Strategic Bond
  Opportunities Portfolio -- Class A...............   --             0.66%     0.04%              0.62%


                                     FFA-12

                                                             DISTRIBUTION
                                                                AND/OR
                                                MANAGEMENT      SERVICE       OTHER
PORTFOLIO                                           FEE      (12B-1) FEES   EXPENSES
---------------------------------------------- ------------ -------------- ----------
 Western Asset Management
  U.S. Government Portfolio -- Class A........    0.47%          --        0.02%
 WMC Balanced Portfolio -- Class A............    0.46%          --        0.05%
 WMC Core Equity Opportunities
  Portfolio -- Class A........................    0.70%          --        0.02%



                                                                 TOTAL                      NET TOTAL
                                                  ACQUIRED       ANNUAL      FEE WAIVER       ANNUAL
                                                  FUND FEES    OPERATING   AND/OR EXPENSE   OPERATING
PORTFOLIO                                       AND EXPENSES    EXPENSES    REIMBURSEMENT    EXPENSES
---------------------------------------------- -------------- ----------- ---------------- -----------
 Western Asset Management
  U.S. Government Portfolio -- Class A........      --          0.49%          0.01%         0.48%
 WMC Balanced Portfolio -- Class A............      --          0.51%          0.00%         0.51%
 WMC Core Equity Opportunities
  Portfolio -- Class A........................      --          0.72%          0.11%         0.61%



The information shown in the table above was provided by the Portfolios and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Portfolio's 2014 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Portfolio, but that the expenses of the Portfolio are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Portfolio's board of directors or trustees, are not shown.


Certain Portfolios that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Portfolio invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.


EXAMPLE

The example is intended to help You compare the cost of investing in the Deferred Annuities and Income Annuities with the cost of investing in other variable annuity contracts. These costs include the contract owner transaction expenses (described in the first table), the Separate Account and other costs You bear while You hold the Deferred Annuity or Income Annuity (described in the second table) and the Portfolios' fees and expenses (described in the third table).


EXAMPLE

This example shows the dollar amount of expenses that You would bear directly or indirectly on a $10,000 investment for a Deferred Annuity for the time periods indicated. Your actual costs may be higher or lower.

ASSUMPTIONS:

   o there was no allocation to the Fixed Interest Account under your Deferred Annuity (no Annual Contract Fee was charged);

   o   reimbursement and/or waiver of expenses was not in effect;

   o You bear the minimum or maximum fees and expenses of any of the Portfolios;

   o   the underlying Portfolio earns a 5% annual return; and

   o You surrender your Deferred Annuity or do not surrender your Deferred Annuity or You annuitize (elect a pay-out option under your Deferred Annuity under which You receive income payments over your lifetime or for a period of at least 5 full years)(no Early Withdrawal Charges are deducted).



                   1 YEAR     3 YEARS     5 YEARS     10 YEARS
                  --------   ---------   ---------   ---------
Maximum........     $210        $649      $1,113      $2,397
Minimum........     $121        $377      $  653      $1,439



                                     FFA-13

                       ACCUMULATION UNIT VALUES FOR EACH
                              INVESTMENT DIVISION
--------------------------------------------------------------------------------
ENHANCED PREFERENCE PLUS DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.


FINANCIAL FREEDOM DEFERRED ANNUITIES ACCUMULATION UNIT VALUES MAY BE FOUND IN APPENDIX B.

                                     FFA-14

                                    METLIFE
--------------------------------------------------------------------------------

Metropolitan Life Insurance Company ("MLIC" or the "Company") is a leading provider of insurance, annuities, and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and other services to corporations and other institutions. Metropolitan Life Insurance Company was formed under the laws of New York in 1866. The Company's principal executive office is located at 200 Park Avenue, New York, New York 10166-0188. The Company is a wholly-owned subsidiary of MetLife, Inc. MetLife, Inc., through its subsidiaries and affiliates, is a leading global provider of insurance, annuities and employee benefit programs, serving 90 million customers. MetLife, Inc. holds leading market positions in the United States, Japan, Latin America, Asia, Europe and the Middle East.




                      METROPOLITAN LIFE SEPARATE ACCOUNT E
--------------------------------------------------------------------------------
We established Metropolitan Life Separate Account E on September 27, 1983. The purpose of the Separate Account is to hold the variable assets that underlie the Enhanced Preference Plus Account and Financial Freedom Account Variable Annuity Contracts and some other Variable Annuity contracts we issue. We have registered the Separate Account with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act").

The Separate Account's assets are solely for the benefit of those who invest in the Separate Account and no one else, including our creditors. The assets of the Separate Account are held in our name on behalf of the Separate Account and legally belong to us. All the income, gains and losses (realized or unrealized) resulting from these assets are credited to or charged against the Contracts issued from this Separate Account without regard to our other business.

We are obligated to pay all money we owe under the Deferred Annuities and Income Annuities - such as death benefits and income payments - even if that amount exceeds the assets in the Separate Account. Any such amount that exceeds the assets in the Separate Account is paid from our general account. Benefit amounts paid from the general account are subject to the financial strength and claims paying ability of the Company and our long term ability to make such payments and are not guaranteed by any other party. We issue other annuity contracts and life insurance policies where we pay all money we owe under those contracts and policies from our general account. MetLife is regulated as an insurance company under state law, which includes, generally, limits on the amount and type of investments in its general account. However, there is no guarantee that we will be able to meet our claims paying obligations; there are risks to purchasing any insurance product.

The investment manager to certain of the Portfolios offered with the Contracts or with other Variable Annuity contracts issued through the Separate Account may be regulated as Commodity Pool Operators. While it does not concede that the Separate Account is a commodity pool, the Company has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodities Exchange Act ("CEA"), and is not subject to registration or regulation as a pool operator under the CEA.



                               VARIABLE ANNUITIES
--------------------------------------------------------------------------------

There are two types of variable annuities described in this Prospectus:
Deferred Annuities and Income Annuities. These annuities are "variable" because the value of your account or the amount of each income payment varies based on the investment performance of the Investment Divisions You choose. In short, the value of your Deferred Annuity, your income payments under a variable pay-out option of your Deferred Annuity, or your income payments under your Income Annuity, may go up or down. Since the investment performance is not guaranteed, your money or income payment amount is at risk. The degree of risk will depend on the Investment Divisions You select. The Accumulation Unit Value or Annuity Unit Value for each Investment Division rises or falls based on the investment performance (or "experience") of the Portfolio with the same name. MetLife and its affiliates also offer other annuities not described in this Prospectus. The Prospectus describes the material features of the Deferred Annuities and the Income Annuities.


The Deferred Annuities have a fixed interest rate option called the "Fixed Interest Account." The Fixed Interest Account offers an interest rate that is guaranteed by us (the current minimum rate on the Fixed Interest Account is 3% but may be lower based on your state and issue date and, therefore, may be lower for certain Contracts). Income Annuities and the variable pay-out options under the Deferred Annuities have a fixed payment option called the "Fixed Income


                                     FFA-15

Option." Under the Fixed Income Option, we guarantee the amount of your fixed income payments. These fixed options are not described in this Prospectus although we occasionally refer to them.

The group Deferred Annuities and group Income Annuities described in this Prospectus are offered to employers, associations, trusts or other groups for their employees, members or participants.


A DEFERRED ANNUITY

You accumulate money in your account during the pay-in phase by making one or more purchase payments. MetLife will hold your money and credit investment returns as long as the money remains in your account.

All tax sheltered annuities ("TSA(s)"), public employee deferred compensation ("PEDC") arrangements, 403(a) and individual retirement plan(s) ("IRA(s)") receive tax deferral under the Internal Revenue Code ("Code"). There are no additional tax benefits from funding these tax qualified arrangements with a Deferred Annuity. Therefore, there should be reasons other than tax deferral, such as the availability of a guaranteed income for life or the death benefit, for acquiring the Deferred Annuity within these arrangements.

NON-NATURAL PERSONS AS OWNERS OR BENEFICIARIES. If a non-natural person, such as a trust, is the owner of a non-qualified Deferred Annuity, the distribution on death rules under the Code may require payment to begin earlier than expected and may impact the usefulness of the living (if any) and/or death benefits. Naming a non-natural person, such as a trust or estate, as a beneficiary under the Deferred Annuity will generally, eliminate the beneficiary's ability to "stretch" or a spousal beneficiary's ability to continue the Deferred Annuity and the living (if any) and/or death benefits.

A Deferred Annuity consists of two phases: the accumulation or "pay-in" phase and the income or "pay-out" phase. The pay-out phase begins when You either take all of your money out of the account or You elect "income" payments using the money in your account. The number and the amount of the income payments You receive will depend on such things as the type of pay-out option You choose, your investment choices, and the amount used to provide your income payments. Because Deferred Annuities offer various insurance benefits such as pay-out options, including our guarantee of income for your lifetime, they are "annuities."

Generally, it is not advisable to purchase a Deferred Annuity as a replacement for an existing annuity contract. You should replace an existing contract only when You determine that the Deferred Annuity is better for You. You may have to pay a withdrawal charge on your existing contract, and the Deferred Annuity may impose a new withdrawal charge period. Before You buy a Deferred Annuity ask your registered representative if purchasing a Deferred Annuity would be advantageous, given the Deferred Annuity's features, benefits and charges.

You should talk to your tax adviser to make sure that this purchase will qualify as a tax-free exchange. If You surrender your existing contract for cash and then buy the Deferred Annuity, You may have to pay Federal income taxes, including possible penalty taxes, on the surrender. Also, because we will not issue the Deferred Annuity until we have received the initial purchase payment from your existing insurance company, the issuance of the Deferred Annuity may be delayed.


We no longer make the Enhanced Preference Plus Account Deferred Annuity available, however, current Contract owners may continue to make additional purchase payments, and new participants may enroll under any issued group Contract.



AN INCOME ANNUITY

An Income Annuity, also known as an immediate annuity, only has a "pay-out" phase. You make a single purchase payment and select the type of income payment suited to your needs. Some of the income payment types guarantee an income stream for your lifetime; others guarantee an income stream for both your lifetime, as well as the lifetime of another person (such as a spouse). Some Income Annuities guarantee a time period of your choice over which MetLife will make income payments. Income Annuities also have other features. The amount of the income payments You receive will depend on such things as the income payment type You choose, your investment choices and the amount of your purchase payment.


The Enhanced Preference Plus Account Income Annuities are no longer available.


                                     FFA-16

                            YOUR INVESTMENT CHOICES
--------------------------------------------------------------------------------

The Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) and each of their Portfolios are more fully described in their respective prospectuses and SAIs. The SAIs are available upon your request. You should read these prospectuses carefully before making purchase payments to the Investment Divisions. The Class A shares available to the Deferred Annuities and Income Annuities do not impose any 12b-1 Plan fees. However, 12b-1 Plan fees are imposed on American Funds(R) Portfolios, which are Class 2, and the following Portfolios: BlackRock Large Cap Value, BlackRock Capital Appreciation, Clarion Global Real Estate, -Harris Oakmark International, Invesco Small Cap Growth, PIMCO Inflation Protected Bond, SSgA Growth ETF, SSgA Growth and Income ETF Portfolios, which are Class E, Loomis Sayles Global Markets and Met/Franklin Low Duration Total Return, which are Class B, and American Funds Balanced Allocation, American Funds Growth Allocation and American Funds Moderate Allocation, which are Class C.


The investment choices are listed in alphabetical order below (based upon the Portfolio's legal names). (See Appendix C Portfolio Legal and Marketing Names.) The Investment Divisions generally offer the opportunity for greater returns over the long term than our Fixed Interest Account/Fixed Income Option. You should understand that each Portfolio incurs its own risk which will be dependent upon the investment decisions made by the respective Portfolio's investment manager. Furthermore, the name of a Portfolio may not be indicative of all the investments held by the Portfolio. While the Investment Divisions and their comparably named Portfolios may have names, investment objectives and management which are identical or similar to publicly available mutual funds, these Investment Divisions and Portfolios are not those mutual funds. The Portfolios most likely will not have the same performance experience as any publicly available mutual fund. The degree of investment risk You assume will depend on the Investment Divisions You choose. Since your Account Balance or income payments are subject to the risks associated with investing in stocks and bonds, your Account Balance and/or variable income payments based on amounts allocated to the Investment Divisions may go down as well as up.

Each Portfolio has different investment objectives and risks. The Portfolio prospectuses contain more detailed information on each Portfolio's investment strategy, investment managers and its fees. You may obtain a Portfolio prospectus by calling 1 800-638-7732 or through your registered representative. We do not guarantee the investment results of the Portfolios.

The current Portfolios are listed below, along with their investment manager and any sub-investment manager.





             PORTFOLIO                        INVESTMENT OBJECTIVE           INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------- --------------------------------------- ------------------------------------------
AMERICAN FUNDS(R)

American Funds Bond Portfolio       Seeks as high a level of current        Capital Research and Management
                                    income as is consistent with the        Company
                                    preservation of capital.
American Funds Global Small         Seeks long-term growth of capital.      Capital Research and Management
 Capitalization Portfolio                                                   Company
American Funds Growth Portfolio     Seeks growth of capital.                Capital Research and Management
                                                                            Company
American Funds Growth-Income        Seeks long-term growth of capital and   Capital Research and Management
 Portfolio                          income.                                 Company
CALVERT FUND
Calvert VP SRI Balanced Portfolio   Seeks to achieve a competitive total    Calvert Investment Management, Inc.
                                    return through an actively managed
                                    portfolio of stocks, bonds and money
                                    market instruments which offer
                                    income and capital growth
                                    opportunity and which satisfy the
                                    investment criteria, including
                                    financial, sustainability and social
                                    responsibility factors.


                                     FFA-17

               PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
-------------------------------------- ---------------------------------------- ------------------------------------------
Calvert VP SRI Mid Cap Growth          Seeks to provide long-term capital       Calvert Investment Management, Inc.
 Portfolio                             appreciation by investing primarily in   Sub-Investment Manager: New
                                       a non-diversified portfolio of the       Amsterdam Partners LLC
                                       equity securities of mid-sized
                                       companies that are undervalued but
                                       demonstrate a potential for growth
                                       and that meet the Portfolio's
                                       investment criteria, including
                                       financial, sustainability and social
                                       responsibility factors.
FIDELITY(R) VIP FUNDS
Equity-Income Portfolio                Seeks reasonable income. The fund        Fidelity Management & Research
                                       will also consider the potential for     Company
                                       capital appreciation. The fund's goal    Sub-Investment Manager: FMR Co.,
                                       is to achieve a yield which exceeds      Inc.
                                       the composite yield on the securities
                                       comprising the S&P 500(R) Index.
Growth Portfolio                       Seeks to achieve capital appreciation.   Fidelity Management & Research
                                                                                Company
                                                                                Sub-Investment Manager: FMR Co.,
                                                                                Inc.
Investment Grade Bond Portfolio        Seeks as high a level of current         Fidelity Management & Research
                                       income as is consistent with the         Company
                                       preservation of capital.                 Sub-Investment Manager: Fidelity
                                                                                Investments Money Management,
                                                                                Inc.
Money Market Portfolio                 Seeks as high a level of current         Fidelity Management & Research
                                       income as is consistent with             Company
                                       preservation of capital and liquidity.   Sub-Investment Manager: Fidelity
                                                                                Investments Money Management,
                                                                                Inc.
MET INVESTORS FUND
American Funds(R) Balanced             Seeks a balance between a high level     MetLife Advisers, LLC
 Allocation Portfolio                  of current income and growth of
                                       capital, with a greater emphasis on
                                       growth of capital.
American Funds(R) Growth Allocation    Seeks growth of capital.                 MetLife Advisers, LLC
 Portfolio
American Funds(R) Moderate             Seeks a high total return in the form    MetLife Advisers, LLC
 Allocation Portfolio                  of income and growth of capital, with
                                       a greater emphasis on income.
Clarion Global Real Estate Portfolio   Seeks total return through investment    MetLife Advisers, LLC
                                       in real estate securities, emphasizing   Sub-Investment Manager: CBRE
                                       both capital appreciation and current    Clarion Securities LLC
                                       income.
ClearBridge Aggressive Growth          Seeks capital appreciation.              MetLife Advisers, LLC
 Portfolio                                                                      Sub-Investment Manager: ClearBridge
                                                                                Investments, LLC
Harris Oakmark International           Seeks long-term capital appreciation.    MetLife Advisers, LLC
 Portfolio                                                                      Sub-Investment Manager: Harris
                                                                                Associates L.P.


                                     FFA-18

                PORTFOLIO                            INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
----------------------------------------- ----------------------------------------- ------------------------------------------
Invesco Mid Cap Value Portfolio           Seeks high total return by investing in   MetLife Advisers, LLC
                                          equity securities of mid-sized            Sub-Investment Manager: Invesco
                                          companies.                                Advisers, Inc.
Invesco Small Cap Growth Portfolio        Seeks long-term growth of capital.        MetLife Advisers, LLC
                                                                                    Sub-Investment Manager: Invesco
                                                                                    Advisers, Inc.
Loomis Sayles Global Markets              Seeks high total investment return        MetLife Advisers, LLC
 Portfolio                                through a combination of capital          Sub-Investment Manager: Loomis,
                                          appreciation and income.                  Sayles & Company, L.P.
Lord Abbett Bond Debenture Portfolio      Seeks high current income and the         MetLife Advisers, LLC
                                          opportunity for capital appreciation      Sub-Investment Manager: Lord,
                                          to produce a high total return.           Abbett & Co. LLC
Met/Franklin Low Duration Total           Seeks a high level of current income,     MetLife Advisers, LLC
 Return Portfolio                         while seeking preservation of             Sub-Investment Manager: Franklin
                                          shareholders' capital.                    Advisers, Inc.
MetLife Asset Allocation 100 Portfolio    Seeks growth of capital.                  MetLife Advisers, LLC
MFS(R) Research International Portfolio   Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Sub-Investment Manager:
                                                                                    Massachusetts Financial Services
                                                                                    Company
Morgan Stanley Mid Cap Growth             Seeks capital appreciation.               MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: Morgan
                                                                                    Stanley Investment Management Inc.
Oppenheimer Global Equity Portfolio       Seeks capital appreciation.               MetLife Advisers, LLC
                                                                                    Sub-Investment Manager:
                                                                                    OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond            Seeks maximum real return,                MetLife Advisers, LLC
 Portfolio                                consistent with preservation of capital   Sub-Investment Manager: Pacific
                                          and prudent investment management.        Investment Management Company
                                                                                    LLC
PIMCO Total Return Portfolio              Seeks maximum total return,               MetLife Advisers, LLC
                                          consistent with the preservation of       Sub-Investment Manager: Pacific
                                          capital and prudent investment            Investment Management Company
                                          management.                               LLC
SSgA Growth and Income ETF                Seeks growth of capital and income.       MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: SSgA Funds
                                                                                    Management, Inc.
SSgA Growth ETF Portfolio                 Seeks growth of capital.                  MetLife Advisers, LLC
                                                                                    Sub-Investment Manager: SSgA Funds
                                                                                    Management, Inc.
T. Rowe Price Mid Cap Growth              Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: T. Rowe
                                                                                    Price Associates, Inc.
WMC Large Cap Research Portfolio          Seeks long-term capital appreciation.     MetLife Advisers, LLC
                                                                                    Sub-Investment Manager: Wellington
                                                                                    Management Company, LLP
METROPOLITAN FUND
Baillie Gifford International Stock       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                          Sub-Investment Manager: Baillie
                                                                                    Gifford Overseas Limited


                                     FFA-19

               PORTFOLIO                          INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
--------------------------------------- ---------------------------------------- ------------------------------------------
Barclays Aggregate Bond Index           Seeks to track the performance of the    MetLife Advisers, LLC
 Portfolio                              Barclays U.S. Aggregate Bond Index.      Sub-Investment Manager: MetLife
                                                                                 Investment Management, LLC
BlackRock Bond Income Portfolio         Seeks a competitive total return         MetLife Advisers, LLC
                                        primarily from investing in              Sub-Investment Manager: BlackRock
                                        fixed-income securities.                 Advisors, LLC
BlackRock Capital Appreciation          Seeks long-term growth of capital.       MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: BlackRock
                                                                                 Advisors, LLC
BlackRock Large Cap Value Portfolio     Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: BlackRock
                                                                                 Advisors, LLC
Frontier Mid Cap Growth Portfolio       Seeks maximum capital appreciation.      MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Frontier
                                                                                 Capital Management Company, LLC
Jennison Growth Portfolio               Seeks long-term growth of capital.       MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Jennison
                                                                                 Associates LLC
Loomis Sayles Small Cap Core            Seeks long-term capital growth from      MetLife Advisers, LLC
 Portfolio                              investments in common stocks or          Sub-Investment Manager: Loomis,
                                        other equity securities.                 Sayles & Company, L.P.
Loomis Sayles Small Cap Growth          Seeks long-term capital growth.          MetLife Advisers, LLC
 Portfolio                                                                       Sub-Investment Manager: Loomis,
                                                                                 Sayles & Company, L.P.
Met/Artisan Mid Cap Value Portfolio     Seeks long-term capital growth.          MetLife Advisers, LLC
                                                                                 Sub-Investment Manager: Artisan
                                                                                 Partners Limited Partnership
MetLife Asset Allocation 20 Portfolio   Seeks a high level of current income,    MetLife Advisers, LLC
                                        with growth of capital as a secondary
                                        objective.
MetLife Asset Allocation 40 Portfolio   Seeks high total return in the form of   MetLife Advisers, LLC
                                        income and growth of capital, with a
                                        greater emphasis on income.
MetLife Asset Allocation 60 Portfolio   Seeks a balance between a high level     MetLife Advisers, LLC
                                        of current income and growth of
                                        capital, with a greater emphasis on
                                        growth of capital.
MetLife Asset Allocation 80 Portfolio   Seeks growth of capital.                 MetLife Advisers, LLC
MetLife Mid Cap Stock Index             Seeks to track the performance of the    MetLife Advisers, LLC
 Portfolio                              Standard & Poor's MidCap 400(R)          Sub-Investment Manager: MetLife
                                        Composite Stock Price Index.             Investment Management, LLC
MetLife Stock Index Portfolio           Seeks to track the performance of the    MetLife Advisers, LLC
                                        Standard & Poor's 500(R) Composite       Sub-Investment Manager: MetLife
                                        Stock Price Index.                       Investment Management, LLC
MFS(R) Total Return Portfolio           Seeks a favorable total return through   MetLife Advisers, LLC
                                        investment in a diversified portfolio.   Sub-Investment Manager:
                                                                                 Massachusetts Financial Services
                                                                                 Company


                                     FFA-20

              PORTFOLIO                         INVESTMENT OBJECTIVE            INVESTMENT MANAGER/SUB-INVESTMENT MANAGER
------------------------------------ ----------------------------------------- ------------------------------------------
MFS(R) Value Portfolio               Seeks capital appreciation.               MetLife Advisers, LLC
                                                                               Sub-Investment Manager:
                                                                               Massachusetts Financial Services
                                                                               Company
MSCI EAFE(R) Index Portfolio         Seeks to track the performance of the     MetLife Advisers, LLC
                                     MSCI EAFE(R) Index.                       Sub-Investment Manager: MetLife
                                                                               Investment Management, LLC
Neuberger Berman Genesis Portfolio   Seeks high total return, consisting       MetLife Advisers, LLC
                                     principally of capital appreciation.      Sub-Investment Manager: Neuberger
                                                                               Berman Management LLC
Russell 2000(R) Index Portfolio      Seeks to track the performance of the     MetLife Advisers, LLC
                                     Russell 2000(R) Index.                    Sub-Investment Manager: MetLife
                                                                               Investment Management, LLC
T. Rowe Price Large Cap Growth       Seeks long-term growth of capital.        MetLife Advisers, LLC
 Portfolio                                                                     Sub-Investment Manager: T. Rowe
                                                                               Price Associates, Inc.
T. Rowe Price Small Cap Growth       Seeks long-term capital growth.           MetLife Advisers, LLC
 Portfolio                                                                     Sub-Investment Manager: T. Rowe
                                                                               Price Associates, Inc.
Western Asset Management Strategic   Seeks to maximize total return            MetLife Advisers, LLC
 Bond Opportunities Portfolio        consistent with preservation of           Sub-Investment Manager: Western
                                     capital.                                  Asset Management Company
Western Asset Management             Seeks to maximize total return            MetLife Advisers, LLC
 U.S. Government Portfolio           consistent with preservation of capital   Sub-Investment Manager: Western
                                     and maintenance of liquidity.             Asset Management Company
WMC Balanced Portfolio               Seeks long-term capital appreciation      MetLife Advisers, LLC
                                     with some current income.                 Sub-Investment Manager: Wellington
                                                                               Management Company, LLP
WMC Core Equity Opportunities        Seeks to provide a growing stream of      MetLife Advisers, LLC
 Portfolio                           income over time and, secondarily,        Sub-Investment Manager: Wellington
                                     long-term capital appreciation and        Management Company, LLP
                                     current income.



                                     FFA-21

INVESTMENT CHOICES WHICH ARE FUND OF FUNDS


The following Portfolios available within the Metropolitan Fund and Met Investors Fund, are "fund of funds":


MetLife Asset Allocation 20 Portfolio
MetLife Asset Allocation 40 Portfolio
MetLife Asset Allocation 60 Portfolio
MetLife Asset Allocation 80 Portfolio
MetLife Asset Allocation 100 Portfolio
American Funds(R) Balanced Allocation Portfolio
American Funds(R) Growth Allocation Portfolio
American Funds(R) Moderate Allocation Portfolio
SSgA Growth ETF Portfolio
SSgA Growth and Income ETF Portfolio


"Funds of funds" Portfolios invest substantially all of their assets in other portfolios or, with respect to the SSgA Growth ETF Portfolio and the SSgA Growth and Income ETF Portfolio, other exchange-traded funds ("Underlying ETFs"). Therefore, each of these Portfolios will bear its pro rata share of the fees and expenses incurred by the underlying portfolios or Underlying ETFs in which it invests in addition to its own management fees and expenses. This will reduce the investment return of each of the fund of funds Portfolios. The expense levels will vary over time, depending on the mix of underlying portfolios or Underlying ETFs in which the fund of funds Portfolio invests. You may be able to realize lower aggregate expenses by investing directly in the underlying portfolios and Underlying ETFs instead of investing in the fund of funds Portfolios, if such underlying portfolios or Underlying ETFs are available under the Contract. However, no Underlying ETFs and only some of the underlying portfolios are available under the Contract.


ADDITIONAL INFORMATION ABOUT THE PORTFOLIOS


Some of the investment choices may not be available under the terms of your Deferred Annuity or Income Annuity. The Contract or other correspondence we provide You will indicate the Investment Divisions that are available to You. Your investment choices may be limited because:

   o Your employer, association or other group contract holder limits the available Investment Divisions.

   o   We have restricted the available Investment Divisions.

   o   Some of the Investment Divisions are not approved in your state.

The Investment Divisions buy and sell shares of corresponding mutual fund Portfolios. These Portfolios, which are part of the Metropolitan Fund, the Met Investors Fund, the Calvert Fund, Fidelity(R) VIP Funds or the American Funds(R), invest in stocks, bonds and other investments. All dividends declared by the Portfolios are earned by the Separate Account and reinvested. Therefore, no dividends are distributed to You under the Deferred Annuities or Income Annuities. You pay no transaction expenses (i.e., front-end or back-end sales load charges) as a result of the Separate Account's purchase or sale of these mutual fund shares. The Portfolios of the Metropolitan Fund and the Met Investors Fund are available by purchasing annuities and life insurance policies from MetLife or certain of its affiliated insurance companies and are never sold directly to the public. The Calvert Fund, Fidelity(R) VIP Finds and American Funds(R) Portfolios are made available by the funds only through various insurance company annuities and life insurance policies.

The Metropolitan Fund, the Met Investors Fund, the Calvert Fund, Fidelity(R) VIP Funds and American Funds(R) are each a "series" type fund registered with the Securities and Exchange Commission as an "open-end management investment company" under the 1940 Act. A "series" fund means that each Portfolio is one of several available through the fund.


The Portfolios of the Metropolitan Fund and Met Investors Fund pay MetLife Advisers, LLC, a MetLife affiliate, a monthly fee for its services as their investment manager. The Portfolios of the American Funds(R) pay Capital Research and Management Company a monthly fee for its services as their investment manager. The Portfolios of the Calvert Fund pay Calvert Asset Management Company, Inc. a monthly fee for its services as their investment manager. Similarly, the Portfolios of the Fidelity(R) VIP Funds pay Fidelity Management & Research Company a monthly fee for its services as their investment manager. These fees, as well as other expenses paid by each Portfolio, are described in the applicable prospectuses and SAIs for the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds and American Funds(R).



                                     FFA-22

In addition, the Metropolitan Fund and the Met Investors Fund prospectuses each discuss other separate accounts of MetLife and its affiliated insurance companies and certain qualified retirement plans that invest in the Metropolitan Fund or the Met Investors Fund. The risks of these arrangements are discussed in each fund's prospectus.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE PORTFOLIOS


An investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Contracts and, in the Company's role as an intermediary, with respect to the Portfolios. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. Contract owners, through their indirect investment in the Portfolios, bear the costs of these advisory fees (see the Portfolios' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Portfolios attributable to the Contracts and certain other variable insurance products that we and our affiliates issue. These percentages differ and some investment managers or sub-investment managers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

Additionally, an investment manager (other than our affiliate MetLife Advisers, LLC) or sub-investment manager of a Portfolio or its affiliates may provide us with wholesaling services that assist in the distribution of the Contracts and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment manager or sub-investment manager (or its affiliate) with increased access to persons involved in the distribution of the Contracts.

We and/or certain of our affiliated insurance companies have a joint ownership interest in our affiliated investment manager MetLife Advisers, LLC, which is formed as a "limited liability company." Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the investment manager makes a profit with respect to the investment management fees it receives from the Portfolios. We will benefit accordingly from assets allocated to the Portfolios to the extent they result in profits to the investment manager. (See the Table of Expenses for information on the investment management fees paid by the Portfolios and the SAI for the Portfolios for information on the investment management fees paid by the investment managers to the sub-investment managers.)

Certain Portfolios have adopted a Distribution Plan under Rule 12b-1 of the 1940 Act. A Portfolio's 12b-1 Plan, if any, is described in more detail in each Portfolio's prospectus. (See the Fee Table and "Who Sells the Deferred Annuities and Income Annuities.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under a Portfolio's 12b-1 Plan decrease the Portfolio's investment return.


PORTFOLIO SELECTION


We select the Portfolios offered through the Contracts based on a number of criteria, including asset class coverage, the strength of the investment manager's or sub-investment manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio's investment manager or sub-investment manager is one of our affiliates or whether the Portfolio, its investment manager, its sub-investment manager(s), or an affiliate will make payments to us or our affiliates. In this regard, the profit distributions we receive from our affiliated investment manager are a component of the total revenue that we consider in configuring the features and investment choices available in the variable insurance products that we and our affiliated insurance companies issue. Since we and our affiliated insurance companies may benefit more from the allocation of assets to Portfolios advised by our affiliates than those that are not, we may be more inclined to offer Portfolios advised by our affiliates in the variable insurance products we issue. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new purchase payments and/or transfers of Contract value if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from contract owners. In some cases, we have included Portfolios based on recommendations made by selling firms. These selling firms may receive payments from the Portfolios they recommend and may benefit accordingly from the allocation of contract value to such Portfolios.

WE DO NOT PROVIDE ANY INVESTMENT ADVICE AND DO NOT RECOMMEND OR ENDORSE ANY PARTICULAR PORTFOLIO. YOU BEAR THE RISK OF ANY DECLINE IN THE ACCOUNT BALANCE OF YOUR CONTRACT RESULTING FROM THE PERFORMANCE OF THE PORTFOLIOS YOU HAVE CHOSEN.


                                     FFA-23

We make certain payments to American Funds Distributors, Inc., principal underwriter for the American Funds Insurance Series(R). (See "Who Sells the Deferred Annuities and Income Annuities.")

                                     FFA-24

                              DEFERRED ANNUITIES
--------------------------------------------------------------------------------
This Prospectus describes the following Deferred Annuities under which You can accumulate money:

Financial Freedom Account:
o    TSA (Tax Sheltered Annuity)
o    403(a) (Qualified annuity plans under Section 403(a))
o    Non-Qualified (for certain deferred arrangements and plans)

Enhanced Preference Plus Account:
o    TSA (Tax Sheltered Annuity)
o    403(a) (Qualified annuity plans under Section 403(a))
o    PEDC (Public Employee Deferred Compensation)
o    Traditional IRA (Individual Retirement Annuities)
o    Non-Qualified
o    Non-Qualified (for certain deferred arrangements and plans)

These Non-Qualified Deferred Annuities (for certain deferred arrangements and plans) include Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefits plans, and for Financial Freedom Deferred Annuities only, Section 415(m) qualified governmental excess benefit arrangements. The Non-Qualified Deferred Annuities for Section 457(e)(11) severance and death benefit plans have special tax risks. We no longer offer
Section 457(e)(11) severance and death benefit plans but will accept purchase payments for those already issued.

In general under these types of non-qualified deferred compensation arrangements, all assets under the plan (including the Contract) are owned by the employer (or a trust subject to the claims of the employer's creditors). Participants may be permitted, if authorized under the plan, to make certain "deemed" investment choices and allocations. However, the entire interest under the Contract remains the property of the employer and any Account Balances thereunder are maintained solely for accounting purposes under the plan.

These Deferred Annuities are issued to a group. You are then a participant under the group's Deferred Annuity. Certain group Deferred Annuities may be issued to a bank that does nothing but hold them as contract holder. Deferred Annuities may be either:

   o Allocated (your Account Balance records are kept for You as an individual); or

   o Unallocated (Account Balance records are kept for a plan or group as a whole).


THE DEFERRED ANNUITY AND YOUR RETIREMENT PLAN


If You participate through a retirement plan or other group arrangement, the Deferred Annuity may provide that all or some of your rights or choices as described in this Prospectus are subject to the plan's terms. For example, limitations on your rights may apply to investment choices, purchase payments, withdrawals, transfers, -loans, the death benefit and pay-out options. The Deferred Annuity may provide that a plan administrative fee will be paid by making a withdrawal from your Account Balance. Also the Deferred Annuity may require that You or your beneficiary obtain a signed authorization from your employer or plan administrator to exercise certain rights. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any amounts. We are not a party to your employer's retirement plan. We will not be responsible for determining what your plan says. You should consult your Deferred Annuity Contract and plan document to see how You may be affected. If You are a Texas Optional Retirement Program participant, please see Appendix D for specific information which applies to You.


403(B) PLAN TERMINATIONS

Upon a 403(b) plan termination, your employer is required to distribute your plan benefits under the Contract to You. Your employer may permit You to receive your distribution of your 403(b) plan benefit in cash or in the form of the Contract.

If You elect to receive your distributions in cash, the distribution is a withdrawal under the Contract and any amounts withdrawn are subject to applicable Early Withdrawal Charges. Outstanding loans will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes".) Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "When No Early Withdrawal Charge Applies" section of the Prospectus. However, if your employer chooses to distribute cash as the default option, your employer may not give You the opportunity to instruct MetLife to make, at a minimum, a direct transfer to another funding option


                                     FFA-25
or annuity contract issued by us or one of our affiliates, which may avoid an Early Withdrawal Charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding. In addition, You would forfeit any accrued guaranteed death benefit.

If You receive the distribution in form of the Contract, we will continue to administer the Contract according to its terms. However in that case, You may not make any additional purchase payments or take any loans. In addition MetLife will rely on You to provide certain information that would otherwise be provided to MetLife by the employer or plan administrator. The employer may choose distribution of the Contract as the default option. The employer may not choose distribution of the Contract as a default option when that Contract is an investment vehicle for a TSA ERISA plan.



OTHER PLAN TERMINATIONS

Upon termination of a retirement plan this is not a Section 403(b) plan, your employer is generally required to distribute your plan benefits under the Contract to You.

This distribution is in cash. The distribution is a withdrawal under the Contract and any amounts withdrawn are subject to any applicable Early Withdrawal Charges. Outstanding loans, if available will be satisfied (paid) from your cash benefit prior to its distribution to You. In addition, your cash distributions are subject to withholding, ordinary income tax and applicable Federal income tax penalties. (See "Income Taxes.") Early Withdrawal Charges will be waived if the net distribution is made under the exceptions listed in the "Early Withdrawal Charges" section of the prospectus. However, your employer may not give You the opportunity to instruct the Company to make, at a minimum, a direct transfer to another funding option or annuity contract issued by us or one of our affiliates which may avoid a withdrawal charge. In that case, You will receive the net cash distribution, less any applicable Early Withdrawal Charge and withholding.



AUTOMATED INVESTMENT STRATEGIES

There are five automated investment strategies available to You -for Enhanced Deferred Annuities. We created these investment strategies to help You manage your money. You decide if one is appropriate for You, based upon your risk tolerance and savings goals. The Equity Generator is the only investment strategy available for Financial Freedom Deferred Annuities. These investment strategies are available to You without any additional charges. As with any investment program, no strategy can guarantee a gain -- You can lose money. We may modify or terminate any of the strategies at any time. You may have only one automated investment strategy in effect at a time.

The Allocator, the Equalizer and the Index Selector are not available to all Enhanced Deferred Annuities. Certain administrative platforms may have an alternative dollar cost averaging program that permits an amount to be transferred from any Investment Division to one or more different Investment Divisions on a monthly, quarterly, semi-annual or annual basis. Certain administrative platforms may have an alternative rebalancing program that permits rebalancing on a one-time, quarterly, semi-annually or annual basis. Your enrollment form will indicate if any of the automated investment strategies or the alternative dollar cost averaging program and the alternative rebalancing program is available under Your Contract.

THE EQUITY GENERATOR(R): An amount equal to the interest earned in the Fixed Interest Account is transferred monthly to either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division, based on your selection. If your Fixed Interest Account Balance at the time of a scheduled transfer is zero, this strategy is automatically discontinued.

Certain administrative platforms may allow an amount equal to the interest earned in the Fixed Interest Account to be transferred quarterly to the MetLife Stock Index Division.

As an added benefit of this strategy, as long as 100% of every purchase payment is allocated to the Fixed Interest Account for the life of your Deferred Annuity and You never request allocation changes or transfers, You will not pay more in Early Withdrawal Charges than your Contract earns. Early Withdrawal Charges may be taken from any of your earnings.

THE EQUALIZERSM: You start with equal amounts of money in the Fixed Interest Account and your choice of either the MetLife Stock Index Division or the Frontier Mid Cap Growth Division. Each quarter amounts are transferred between the Fixed Interest Account and your chosen Investment Division to make the value of each equal. For example, if You choose the MetLife Stock Index Division and over the quarter it outperforms the Fixed Interest Account, money is transferred to the Fixed Interest Account. Conversely, if the Fixed Interest Account outperforms the MetLife Stock Index Division, money is transferred into the MetLife Stock Index Division.


                                     FFA-26

THE REBALANCER(R): You select a specific asset allocation for your entire Account Balance from among the Investment Divisions and the Fixed Interest Account. Each quarter, we transfer amounts among these options to bring the percentage of your Account Balance in each option back to your original allocation. In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

THE INDEX SELECTOR(R): You may select one of five asset allocation models (the Conservative Model, the Conservative to Moderate Model, the Moderate Model, the Moderate to Aggressive Model and the Aggressive Model) which are designed to correlate to various risk tolerance levels. Based on the model You choose, your entire Account Balance is allocated among the Barclays Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(R) Index, Russell 2000(R) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account. Each quarter, the percentage in each of these Investment Divisions and the Fixed Interest Account is brought back to the model percentage by transferring amounts among the Investment Divisions and the Fixed Interest Account.

In the future, we may permit You to allocate less than 100% of your Account Balance to this strategy.

We will continue to implement the Index Selector strategy using the percentage allocations of the model that were in effect when You elected the Index Selector. You should consider whether it is appropriate for You to continue this strategy over time if your risk tolerance, time horizon or financial situation changes. This strategy may experience more volatility than our other strategies. We provide the elements to formulate the model. We may rely on a third party for its expertise in creating appropriate allocations.

The asset allocation models used in the Index Selector strategy may change from time to time. If You are interested in an updated model, please contact your sales representative.

You may choose another Index Selector(R) strategy or terminate your Index Selector strategy at any time. If You choose another Index Selector(R) strategy, You must select from the asset allocation models available at that time. After termination, if You then wish to again select the Index Selector strategy, You must select from the asset allocation models available at that time.

THE ALLOCATORSM: Each month a dollar amount You choose is transferred from the Fixed Interest Account to any of the Investment Divisions You choose. You select the day of the month and the number of months over which the transfers will occur. A minimum periodic transfer of $50 is required. Once your Fixed Interest Account Balance is exhausted, this strategy is automatically discontinued.

The Equity Generator and the Allocator are dollar cost averaging strategies. Dollar cost averaging involves investing at regular intervals of time. Since this involves continuously investing regardless of fluctuating prices, You should consider whether You wish to continue the strategy through periods of fluctuating prices.

We may terminate all transactions under any automated investment strategy, depending on your administrative platform, upon notification of your death.


PURCHASE PAYMENTS

There is no minimum purchase payment.

For Non-Qualified Deferred Annuities for certain deferred arrangements or plans (except those for Section 415(m) arrangements), we may require that each purchase payment be at least $2,000. In addition, we may require that your total purchase payments must be at least $15,000 for the first Contract Year and at least $5,000 each subsequent Contract Year.

Unless limited by tax law, You may continue to make purchase payments -under Enhanced Deferred Annuities while You receive Systematic Withdrawal Program payments, as described later in this Prospectus, unless your purchase payments are made through automatic payroll deduction, salary reduction or salary deduction. You may make purchase payments to your Deferred Annuity whenever You choose, up to the date You begin receiving payments from a pay-out option.

In the case of TSA Deferred Annuity money being transferred from a fixed account of another insurance company where You did not have access to your money because the company was being rehabilitated or liquidated, we may add additional money to the amount transferred to us to reflect the earlier lack of access.


                                     FFA-27

PURCHASE PAYMENTS -- SECTION 403(B) PLANS

The Internal Revenue Service ("IRS") announced new regulations affecting
Section 403(b) plans and arrangements which were generally effective January 1, 2009. As part of these regulations, employers will need to meet certain requirements in order for their employees' annuity contracts that fund these programs to retain a tax deferred status under Section 403(b). Prior to the new rules, transfers of one annuity contract to another would not result in a loss of tax deferred status under Section 403(b) under certain conditions (so-called "90-24 transfers"). The new regulations have the following effect regarding transfers: (1) a newly issued contract funded by a transfer which is completed AFTER September 24, 2007, is subject to the employer requirements referred to above; (2) additional purchase payments made AFTER September 24, 2007, to a contract that was funded by a 90-24 transfer ON OR BEFORE September 24, 2007, MAY subject the contract to this new employer requirement.

In consideration of these regulations, we have determined to only make available the Contract for purchase (including transfers) where your employer currently permits salary reduction contributions to be made to the Contract.

If your Contract was issued previously as a result of a 90-24 transfer completed on or before September 24, 2007, and You have never made salary reduction contributions into your Contract, we urge You to consult with your tax adviser prior to making additional purchase payments.


ALLOCATION OF PURCHASE PAYMENTS

You decide how your money is allocated among the Fixed Interest Account and the Investment Divisions. You can change your allocations for future purchase payments. We will make allocation changes when we receive your request for a change. You may also specify an effective date for the change as long as it is within 30 days after we receive the request.

If You choose to make an allocation to the asset allocation Investment Divisions with your initial purchase payment, 100% of your allocation to the investment choices must be to only one of the asset allocation Investment Divisions. After the initial purchase payment has been made, You may allocate subsequent purchase payments or make transfers from any asset allocation Investment Division to any investment choice or to one or more of the asset allocation Investment Divisions.


LIMITS ON PURCHASE PAYMENTS

Your ability to make purchase payments may be limited by:

   o   Federal tax laws;

   o Our right to limit the total of your purchase payments to $1,000,000. We may change the maximum by telling You in writing at least 90 days in advance;

   o Regulatory requirements. For example, if You reside in Washington or Oregon, we may be required to limit your ability to make purchase payments after You have held the Deferred Annuity for more than three years, if the Deferred Annuity was issued to You after You turn age 60; or after You turn age 63, if the Deferred Annuity was issued before You were age 61 -(except under the Enhanced PEDC Deferred Annuity);

   o Retirement, for certain Deferred Annuities. You may no longer make purchase payments if You retire;

   o   Leaving your job (for TSA and 403(a) Deferred Annuities);

   o   A withdrawal based on your leaving your job;

   o Receiving systematic termination payments (described later) from both the Separate Account and the Fixed Interest Account.


THE VALUE OF YOUR INVESTMENT

Accumulation Units are credited to You when You make purchase payments or transfers into an Investment Division. When You withdraw or transfer money from an Investment Division, accumulation units are liquidated. We determine the number of accumulation units by dividing the amount of your purchase payment, transfer or withdrawal by the Accumulation Unit Value on the date of the transaction.


                                     FFA-28

This is how we calculate the Accumulation Unit Value for each Investment
Division:

   o First, we determine the change in investment performance (including any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of our insurance-related charge (general administrative expenses and mortality and expense risk charges) for each day since the last Accumulation Unit Value was calculated; and

   o Finally, we multiply the previous Accumulation Unit Value by this result.


EXAMPLES

CALCULATING THE NUMBER OF ACCUMULATION UNITS

Assume You make a purchase payment of $500 into one Investment Division and that Investment Division's Accumulation Unit Value is currently $10.00. You would be credited with 50 accumulation units.


  $500
------
          =   50 accumulation units
   $10

CALCULATING THE ACCUMULATION UNIT VALUE

Assume yesterday's Accumulation Unit Value was $10.00 and the number we calculate for today's investment experience (minus charges) for an underlying Portfolio is 1.05. Today's Accumulation Unit Value is $10.50. The value of your $500 investment is then $525 (50 x$10.50 =$525).

           $10.00 x1.05 =$10.50 is the new Accumulation Unit Value

However, assume that today's investment experience (minus charges) is .95 instead of 1.05. Today's Accumulation Unit Value is $9.50. The value of your $500 investment is then $475 (50 x$9.50 =$475).

           $10.00 x.95 =$9.50 is the new Accumulation Unit Value


TRANSFERS

You may make tax-free transfers between Investment Divisions or between the Investment Divisions and the Fixed Interest Account. Such transfers are free of any Early Withdrawal Charges to You, except under certain Financial Freedom Deferred Annuities where You may incur Early Withdrawal Charges, if applicable, for money transferred from the Fixed Interest Account to the Investment Divisions. Some additional restrictions may also apply to transfers from the Fixed Interest Account to the Investment Divisions. For us to process a transfer, You must tell us:

   o   The percentage or dollar amount of the transfer;

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be transferred;

   o The Investment Divisions (or Fixed Interest Account) to which You want the money to be transferred; and

   o Whether You intend to start, stop, modify or continue unchanged an automated investment strategy by making the transfer.

Your transfer request must be in Good Order and completed prior to the close of the Exchange on a business day if You want the transaction to take place on that day. All other transfer requests in Good Order will be processed on our next business day.

WE MAY REQUIRE YOU TO:

   o   Use our forms;

   o Maintain a minimum Account Balance (if the transfer is in connection with an automated investment strategy -or if there is an outstanding loan from the Fixed Interest Account); or

   o Transfer a minimum amount if the transfer is in connection with the Allocator.

                                     FFA-29

RESTRICTIONS ON TRANSFERS


RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds(R) restrictions. - There is no guarantee that this process will detect all contract holders whose transfer/reallication activity in the American Funds(R) Portfolios violates this monitoring policy.


Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.

Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on


                                     FFA-30
non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.


In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.

RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.


                                     FFA-31

ACCESS TO YOUR MONEY

You may withdraw either all or part of your Account Balance from the Deferred Annuity. Other than those made through the Systematic Withdrawal Program, withdrawals must be at least $500 (or the Account Balance, if less). To process your request, we need the following information:

   o   The percentage or dollar amount of the withdrawal; and

   o The Investment Divisions (or Fixed Interest Account) from which You want the money to be withdrawn.

Your withdrawal may be subject to income taxes, tax penalties and Early Withdrawal Charges.

Generally, if You request, we will make payments directly to other investments on a tax-free basis. You may only do so if all applicable tax and state regulatory requirements are met and we receive all information necessary for us to make the payment. We may require You to use our original forms.

We may withhold payment of withdrawal if any portion of those proceeds would be derived from your check that has not yet cleared (i.e., that could still be dishonored by your banking institution). We may use telephone, fax, Internet or other means of communication to verify that payment from your check has been or will be collected. We will not delay payment longer than necessary for us to verify that payment has been or will be collected. You may avoid the possibility of delay in the disbursement of proceeds coming from a check that has not yet cleared by providing us with a certified check.


ACCOUNT REDUCTION LOANS


We may administer loan programs made available through plans or group arrangements on an account reduction basis for certain Deferred Annuities. If the loan is in default and has been reported to the IRS as income but not yet offset, loan repayments will be posted as after-tax contributions. Loan amounts will be taken from amounts that are vested according to your plan or group arrangement on a pro-rata basis from the source(s) of money the plan or group arrangement permits to be borrowed (e.g., money contributed to the plan or group arrangement through salary reduction, elective deferrals, direct transfers, direct rollovers and employer contributions), then on a pro-rata basis from each Investment Division and the Fixed Interest Account in which You then have a balance consisting of these sources of money. Loan repayment amounts will be posted back to the original money sources used to make the loan, if the loan is in good standing at the time of repayment. Loan repayments will be allocated to the Investment Divisions and the Fixed Interest Account in the same percentages as your current investment election for contributions. Loan repayment periods, repayment methods, interest rate, default procedures, tax reporting and permitted minimum and maximum loan amounts will be disclosed in the loan agreement documents. There may be initiation and maintenance fees associated with these loans.



SYSTEMATIC WITHDRAWAL PROGRAM FOR ENHANCED TSA AND IRA AND FINANCIAL FREEDOM TSA AND 403(A) DEFERRED ANNUITIES

If we agree and if approved in your state for Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, You may choose to automatically withdraw a specific dollar amount or a percentage of your Account Balance each Contract Year. This amount is then paid in equal portions throughout the Contract Year, according to the time frame You select, e.g., monthly, quarterly, semi-annually or annually. Once the Systematic Withdrawal Program is initiated, the payments will automatically renew each Contract Year. Income taxes, tax penalties and Early Withdrawal Charges may apply to your withdrawals. Program payment amounts are subject to our required minimums and administrative restrictions. For the Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities, if You elect to receive payments through this program, You must have no loan outstanding from the Fixed Interest Account and You must either be 59 1/2 years old or have left your job. Tax law generally prohibits withdrawals from Enhanced TSA and IRA and Financial Freedom TSA and 403(a) Deferred Annuities before You reach 59 1/2. Your Account Balance will be reduced by the amount of your Systematic Withdrawal Program payments and applicable withdrawal charges. Payments under this program are not the same as income payments You would receive from a Deferred Annuity pay-out option or under an Income Annuity.

If You elect to withdraw a dollar amount, we will pay You the same dollar amount each Contract Year. If You elect to withdraw a percentage of your Account Balance, each Contract Year, we recalculate the amount You will receive based on your new Account Balance.


                                     FFA-32

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You have an Account Balance.

CALCULATING YOUR PAYMENT BASED ON A PERCENTAGE ELECTION FOR THE FIRST CONTRACT YEAR YOU ELECT THE SYSTEMATIC WITHDRAWAL PROGRAM: If You choose to receive a percentage of your Account Balance, we will determine the amount payable on the date these payments begin. When You first elect the program, we will pay this amount over the remainder of the Contract Year. For example, if You select to receive payments on a monthly basis with the percentage of your Account Balance You request equaling $12,000, and there are six months left in the Contract Year, we will pay You $2,000 a month.

CALCULATING YOUR PAYMENT FOR SUBSEQUENT CONTRACT YEARS OF THE SYSTEMATIC WITHDRAWAL PROGRAM: For each subsequent year that your Systematic Withdrawal Program remains in effect, we will deduct from your Deferred Annuity and pay You over the Contract Year either the amount that You chose or an amount equal to the percentage of your Account Balance You chose. For example, if You select to receive payments on a monthly basis, ask for a percentage and that percentage of your Account Balance equals $12,000 at the start of a Contract Year, we will pay You $1,000 a month.

If You do not provide us with your desired allocation, or there are insufficient amounts in the Investment Divisions or the Fixed Interest Account that You selected, the payments will be taken out pro-rata from the Fixed Interest Account and any Investment Divisions in which You then have money.


SELECTING A PAYMENT DATE: You select a payment date which becomes the date we make the withdrawal. We must receive your request in Good Order at least 10 days prior to the selected payment date. (If You would like to receive your Systematic Withdrawal Program payment on or about the first of the month, You should request payment by the 20th day of the month.) If we do not receive your request in time, we will make the payment the following month on the date You selected. If You do not select a payment date, we will automatically begin systematic withdrawals within 30 days after we receive your request. Changes in the dollar amount, percentage or timing of the payments can be made at any time. If You make any of these changes, we will treat your request as though You were starting a new Systematic Withdrawal Program. You may request to stop your Systematic Withdrawal Program at any time. We must receive any request in Good Order at least 30 days in advance.


Although we need your written authorization to begin this program, You may cancel this program at any time by telephone or by writing to us at your MetLife Designated Office. We may also terminate your participation in the program, depending on your administrative platform, upon notification of your death.

Systematic Withdrawal Program payments may be subject to an Early Withdrawal Charge unless an exception to this charge applies. For purposes of determining how much of the annual payment amount is exempt from this charge under the free withdrawal provision (discussed later), all payments from a Systematic Withdrawal Program in a Contract Year are characterized as a single lump sum withdrawal as of your first payment date in that Contract Year. When You first elect the program, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date. For all subsequent Contract Years, we will calculate the percentage of your Account Balance your Systematic Withdrawal Program payment represents based on your Account Balance on the first Systematic Withdrawal Program payment date of that Contract Year. We will determine separately the Early Withdrawal Charge and any relevant factors (such as applicable exceptions) for each Systematic Withdrawal Program payment as of the date it is withdrawn from your Deferred Annuity.

Although Early Withdrawal Charges do not apply to Systematic Withdrawal Program payments from your Financial Freedom Deferred Annuity Separate Account Balance, Early Withdrawal Charges may apply to Systematic Withdrawal Program payments from your Fixed Interest Account Balance.

Participation in the Systematic Withdrawal Program is subject to our administrative procedures.


MINIMUM DISTRIBUTION

In order for You to comply with certain tax law provisions, You may be required to take money out of your Deferred Annuity. Rather than receiving your minimum required distribution in one annual lump-sum payment, You may request that we pay it to You in installments throughout the calendar year. However, we may require that You maintain a certain Account Balance at the time You request these payments. We may terminate your participation in the program, depending on your administrative platform, upon notification of your death.


                                     FFA-33

ANNUAL CONTRACT FEE

There is no Separate Account Annual Contract Fee. You may pay a $20 annual fee from the Fixed Interest Account at the end of each Contract Year .


ACCOUNT REDUCTION LOAN FEES

We may make available account reduction loans. If your plan or group of which You are a participant or member permits account reduction loans, and You take an account reduction loan, there is a $75 account reduction loan initiation fee. This fee is paid from the requested loan principal amount. There is also a $50 annual maintenance fee per loan outstanding. The maintenance fee is taken pro-rata from each Investment Division and the Fixed Interest Account in which You then have a balance and is paid on a quarterly basis at the end of each quarter. Either or both fees may be waived for certain groups.


CHARGES

There are two types of charges You pay while You have money in an Investment
Division:

   o   Insurance-related charge (or Separate Account charge), and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. For example, the Early Withdrawal Charge may not fully cover all of the sales and deduction expenses actually incurred by us, and proceeds from other charges, including the Separate Account charge, may be used in part to cover such expenses. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of accumulation units credited to You. Instead, we deduct the charge as part of the calculation of the Accumulation Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amount You have in the Separate Account. This charge pays us for general administrative expenses and for the mortality and expense risk of the Deferred Annuity. MetLife guarantees that the Separate Account insurance-related charge will not increase while You have this Deferred Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments from a pay-out option than we anticipated. Also, we bear the risk that the guaranteed death benefit we would pay should You die during your "pay-in" phase is larger than your Account Balance. We also bear the risk that our expenses in administering the Deferred Annuities may be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE


This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Deferred Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on which Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.



PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." These may apply to purchase payments, Account Balances and death benefits. In most jurisdictions, we currently do not deduct any money from purchase payments, Account Balances or death benefits to pay these taxes. Generally, our practice is to deduct money to pay premium taxes (also known as "annuity" taxes) only when You exercise a pay-out option. In certain jurisdictions, we may also


                                     FFA-34
deduct money to pay premium taxes on lump sum withdrawals or when You exercise a pay-out option. We may deduct an amount to pay premium taxes some time in the future since the laws and the interpretation of the laws relating to annuities are subject to change.

Premium taxes, if applicable, depend on the Deferred Annuity You purchase and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, Account Balances, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Deferred Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Deferred Annuities. We may, at our sole discretion, pay taxes when due and deduct that amount from the Account Balance at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


We reserve the right to deduct from the Deferred Annuity for any income taxes which we incur because of the Deferred Annuity. - - In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Deferred Annuity that offset Separate Account income. - If this should change, it is possible we could incur income tax with respect to the Deferred Annuity, and in that event we may deduct such tax from the Deferred Annuity. - At the present time, however, we are not incurring any such income tax or making any such deductions.



EARLY WITHDRAWAL CHARGES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

An Early Withdrawal Charge of up to 7% may apply if You withdraw purchase payments within 7 years of when they were credited to your Deferred Annuity. The Early Withdrawal Charge does not apply in certain situations or upon the occurrence of certain events or circumstances. To determine the Early Withdrawal Charge for the TSA, 403(a), Non-Qualified, PEDC and IRA Enhanced Deferred Annuities, we treat your Fixed Interest Account and Separate Account as if they were a single account and ignore both your actual allocations and the Fixed Interest Account or Investment Division from which the withdrawal is actually coming. To do this, we first assume that your withdrawal is from purchase payments that can be withdrawn without an Early Withdrawal Charge, then from other purchase payments on a "first-in-first-out" (oldest money first) basis and then from earnings. Once we have determined the amount of the Early Withdrawal Charge, we will then withdraw it from the Fixed Interest Account and the Investment Divisions in the same proportion as the withdrawal is being made. In determining what the withdrawal charge is, we do not include earnings, although the actual withdrawal to pay it may come from earnings. However, if the Early Withdrawal Charge is greater than the available purchase payments, then we will take the Early Withdrawal Charges, in whole or in part, from your earnings. For Financial Freedom and certain Non-Qualified Enhanced Deferred Annuities, Early Withdrawal Charges do not apply to the Separate Account. However, these charges may apply to withdrawals from the Fixed Interest Account and to transfers from the Fixed Interest Account into the Investment Divisions.

For partial withdrawals, the Early Withdrawal Charge is determined by dividing the amount that is subject to the Early Withdrawal Charge by 100% minus the applicable percentage shown in the following chart. Then we will make the payment directed and withdraw the Early Withdrawal Charge. We will treat your request as a request for a full withdrawal if your Account Balance is not sufficient to pay both the requested withdrawal and the Early Withdrawal Charge.

For a full withdrawal, we multiply the amount to which the withdrawal charge applies by the percentage shown, keep the result as an Early Withdrawal Charge and pay You the rest.


                                     FFA-35

The Early Withdrawal Charge on purchase payments withdrawn is as follows:

 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     7%
               2                     6%
               3                     5%
               4                     4%
               5                     3%
               6                     2%
               7                     1%
           8 & Later                 0%

The Early Withdrawal Charge reimburses us for our costs in selling the Deferred Annuities. We may use our profits (if any) from the mortality and expense risk charge to pay for our costs to sell the Deferred Annuities which exceed the amount of Early Withdrawal Charges we collect. However, we believe that our sales costs may exceed the Early Withdrawal Charges we collect. If so, we will pay the difference out of our general profits.

Because of the reduced sales costs for certain Enhanced Deferred Annuities, there are no Early Withdrawal Charges.

For certain deferred arrangements and plans, You pay no Early Withdrawal Charges on withdrawals from Financial Freedom Deferred Annuities and Non-Qualified Enhanced Deferred Annuities.


WHEN NO EARLY WITHDRAWAL CHARGE APPLIES FOR TSA, 403(A), NON-QUALIFIED, PEDC AND IRA ENHANCED DEFERRED ANNUITIES

In some cases, we will not charge You the Early Withdrawal Charge when You make a withdrawal. We may, however, ask You to prove that You meet one of the conditions listed below.

You do not pay an Early Withdrawal Charge:

   o On transfers You make within your Deferred Annuity among Investment Divisions and transfers to or from the Fixed Interest Account.

   o   On withdrawals of purchase payments You made over seven years ago.

   o If You choose payments over one or more lifetimes or for a period of at least five years (without the right to accelerate the payments).

   o If You die during the pay-in phase. Your beneficiary will receive the full death benefit without deduction.

   o If your Contract permits and your spouse is substituted as the purchaser of the Deferred Annuity and continues the Contract, that portion of the Account Balance that equals the "step up" portion of the death benefit.

   o If You withdraw up to 20% (10% for certain TSA Enhanced Deferred Annuities) of your Account Balance each Contract Year. This 20% (or 10%) total withdrawal may be taken in an unlimited number of partial withdrawals during that Contract Year. Each time You make a withdrawal, we calculate what percentage your withdrawal represents at that time. Only when the total of these percentages exceeds 20% (or 10%) will You have to pay Early Withdrawal Charges.

   o If the withdrawal is required for You to avoid Federal income tax penalties or to satisfy Federal income tax rules or Department of Labor regulations that apply to your Deferred Annuity, for purposes of this exception, we will treat the Contract as if it were your only account subject to the minimum distribution rules. This exception does not apply if You have a Non-Qualified Deferred Annuity or if the withdrawal is to satisfy Section 72(t) requirements under the Code.


                                     FFA-36

   o Systematic Termination. For all Deferred Annuities except certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities, if the Contract is terminated, You may withdraw your total Account Balance without an Early Withdrawal Charge when the Account Balance is paid in annual installments based on the following percentages of your Account Balance for that year's withdrawal:


 CONTRACT YEAR     PERCENTAGE
---------------   -----------
       1*             20%
       2              25%
       3            33 1/3%
       4              50%
       5           remainder

       ------------
      *     Less that Contract Year's withdrawals.


       Any money You withdraw in excess of these percentages in any Contract Year will be subject to Early Withdrawal Charges. You may stop the systematic termination of the Contract. If You ask to restart systematic termination, You begin at the beginning of the schedule listed above.

   o If You are disabled and request a total withdrawal. Disability is defined in the Federal Social Security Act.

   o   If You retire:

       o For certain Enhanced TSA Deferred Annuities, if You have also participated for at least 10 consecutive years. This does not apply for withdrawals of money transferred into the Contract from other investment vehicles on a tax-free basis (plus earnings on such amounts). Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

       o For the Non-Qualified and certain PEDC Deferred Annuities, if You retire.

       o For certain TSA, PEDC and 403(a) Enhanced Deferred Annuities, if You also have participated for at least 10 consecutive years unless You retire according to the definition of retirement stated in your plan. Participated for at least 10 consecutive years means that your Contract must have been in existence for 10 years prior to the requested withdrawal.

   o If your plan provides payment on account of hardship and You suffer from an unforeseen hardship. (Except for certain TSA, 403(a), Non-Qualified and IRA Enhanced Deferred Annuities.) For certain TSA Enhanced Deferred Annuities, You must only have suffered an unforeseen hardship.

   o If You leave your job with the employer that bought the Deferred Annuity. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

   o If your plan terminates and the withdrawal is transferred into another annuity contract we issue. (Except for certain TSA, Non-Qualified and IRA Enhanced Deferred Annuities.)

   o If You make a direct transfer to other investment vehicles we have pre-approved. (Except for certain Non-Qualified and IRA Enhanced Deferred Annuities).

   o If You withdraw money under a plan provision which we have pre-approved. (Except for certain TSA, Non-Qualified, PEDC and IRA Enhanced Deferred Annuities.)

   o If the plan or group of which You are a participant or member permits account reduction loans, You take an account reduction loan and the withdrawal consists of these account reduction loan amounts.

   o If You have transferred money which is not subject to a withdrawal charge (because You have satisfied contractual provisions for a withdrawal without the imposition of a Contract withdrawal charge) from certain eligible MetLife contracts into the Deferred Annuity and the withdrawal is of these transferred amounts and we agree. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o If permitted in your state, except for Non-Qualified and IRA Deferred Annuities, if You make a direct transfer to another funding option or annuity contract issued by us or one of our affiliates and we agree.


                                     FFA-37

WHEN A DIFFERENT EARLY WITHDRAWAL CHARGE MAY APPLY

If You transferred money from certain eligible MetLife contracts into a Deferred Annuity, You may have different Early Withdrawal Charges for these transferred amounts. Any purchase payments made after the transfer are subject to the usual Early Withdrawal Charge schedule.

   o   Amounts transferred before January 1, 1996:

       We credit your transfer amounts with the time You held them under your original contract. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges (determined as previously described) for transferred amounts from your original contract:


 DURING PURCHASE PAYMENT YEAR     PERCENTAGE
------------------------------   -----------
               1                     5%
               2                     4%
               3                     3%
               4                     2%
               5                     1%
         6 and Beyond                0%

   o   Amounts transferred on or after January 1, 1996:

       o For certain Contracts which we issued at least two years before the date of transfer (except as noted below), we apply the withdrawal charge under your original contract but not any of the original contract's exceptions or reductions to the withdrawal charge percentage that do not apply to a Deferred Annuity. Or, if it will produce a lower charge, we use the following schedule to determine Early Withdrawal Charges for transferred amounts from your original contract:


 AFTER THE TRANSFER     PERCENTAGE
--------------------   -----------
          1                5%
          2                4%
          3                3%
          4                2%
          5                1%
    6 and Beyond           0%

       o If we issued the other contract less than two years before the date of the transfer or it has a separate withdrawal charge for each purchase payment, we treat your purchase payments under the other contract as if they were made under the Deferred Annuity as of the date we received them under that contract.

   o Alternatively, if provided for in your Deferred Annuity, we credit your purchase payments with the time You held them under your original contract.

DIVORCE. A withdrawal made pursuant to a divorce or separation agreement is subject to the same Withdrawal Charge provisions described in this section, if permissible under tax law. In addition, the withdrawal will reduce the Account Balance and the death benefit. The withdrawal could have a significant negative impact on the death benefit.


FREE LOOK

You may cancel your Deferred Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The time period may also vary depending on your age and whether You purchased your Deferred Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payments or your Account Balance as of the date your refund request is received at your MetLife Designated Office in Good Order.


                                     FFA-38

DEATH BENEFIT


One of the insurance guarantees we provide You under your Deferred Annuity is that your beneficiaries will be protected during the "pay-in" phase against market downturns. You name your beneficiary(ies) under the following Deferred
Annuitites:

   o   Enhanced TSA

   o   Enhanced Non-Qualified

   o   Enhanced 403(a)

   o   Enhanced Traditional IRA

   o   Financial Freedom TSA

   o   Financial Freedom 403(a)

For the following Deferred Annuities the trustee receives the death benefit:

   o   Non-Qualified Deferred Annuity for

       o   Section 457(f) deferred compensation plan

       o   Section 451 deferred fee arrangements

       o   Section 451 deferred compensation plans

       o   Section 457(e)(11) severance and death benefit plans

       o   Section 415(m) qualified governmental excess benefit arrangements

   o For PEDC Deferred Annuities, the employer or trustee receives the death benefit.

The death benefit your beneficiary receives will be the greatest of:

   o   Your Account Balance;

   o Your highest Account Balance as of December 31 following the end of your fifth Contract Year and at the end of every other five year period. In any case, less any later partial withdrawals, fees and charges; or

   o The total of all of your purchase payments less any partial withdrawals (including any applicable Early Withdrawal Charge).

In each case, we deduct the amount of any outstanding loans from the death benefit.

The death benefit is determined as of the end of the business day on which we receive both due proof of death and an election for the payment method.

If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. As described above, the death benefit will be determined when we receive proof of death and an election for the payment method.

Where there are multiple beneficiaries, the death benefit will only be determined as of the time the first beneficiary submits the necessary documentation in Good Order. If the death benefit payable is an amount that exceeds the Account Balance on the day it is determined, we will apply to the Contract an amount equal to the difference between the death benefit payable and the Account Balance in accordance with the current allocation of the Account Balance. This death benefit amount remains in the Investment Divisions until each of the other beneficiaries submits the necessary documentation in Good Order to claim his/her death benefit. Any death benefit amounts held in the Investment Divisions on behalf of the remaining beneficiaries are subject to investment risk. There is no additional death benefit guarantee.

Your beneficiary has the option to apply the death benefit (less any applicable premium and other taxes) to a pay-out option offered under your Deferred Annuity. Your beneficiary may, however, decide to take the payment in one sum, including either by check, by placing the amount in an account that earns interest, or by any other method of payment that provides the beneficiary with immediate and full access to the proceeds, or under other settlement options that we may make available.


                                     FFA-39

If permitted in the Contract, if the beneficiary is your spouse, he/she may be substituted as the purchaser of the Non-Qualified and Traditional IRA Deferred Annuities and continue the Contract under the terms and conditions of the Contract that applied prior to the owner's death, with certain exceptions described in the Contract. In that case, the Account Balance will be reset to equal the death benefit on the date the spouse continues the Deferred Annuity. (Any additional amounts added to the Account Balance will be allocated in the same proportions to each balance in an Investment Division and the Fixed Interest Account as each bears to the total Account Balance). If the spouse continues the Deferred Annuity, the death benefit is calculated as previously described, except, all values used to calculate the death benefit, which may include highest Account Balance as of December 31 following the end of the fifth Contract Year and every other five year period, are reset on the date the spouse continues the Deferred Annuity. Your spouse may make additional purchase payments and transfers and exercise any other rights as a purchaser of the Contract. Any applicable Early Withdrawal Charges will be assessed against future withdrawals.


TOTAL CONTROL ACCOUNT

The beneficiary may elect to have the Contract's death proceeds paid through a settlement option called the Total Control Account. The Total Control Account is an interest-bearing account through which the beneficiary has immediate and full access to the proceeds, with unlimited draft writing privileges. We credit interest to the account at a rate that will not be less than a guaranteed minimum annual effective rate. You may also elect to have any Contract surrender proceeds paid into a Total Control Account established for You.

Assets backing the Total Control Accounts are maintained in our general account and are subject to the claims of our creditors. We will bear the investment experience of such assets; however, regardless of the investment experience of such assets, the interest credited to the Total Control Account will never fall below the applicable guaranteed minimum annual effective rate. Because we bear the investment experience of the assets backing the Total Control Accounts, we may receive a profit from these assets. The Total Control Account is not insured by the FDIC or any other governmental agency.


PAY-OUT OPTIONS (OR INCOME OPTIONS)

You may convert your Deferred Annuity into a regular stream of income after your "pay-in" or "accumulation" phase. The pay-out phase is often referred to as either "annuitizing" your Contract or taking an income annuity. When You select your pay-out option, You will be able to choose from the range of options we then have available. You have the flexibility to select a stream of income to meet your needs. If You decide You want a pay-out option, we withdraw some or all of your Account Balance (less any premium taxes, outstanding loans and applicable Contract fees), then we apply the net amount to the option. (See "Income Taxes" for a discussion of partial annuitization.) You are not required to hold your Deferred Annuity for any minimum time period before You may annuitize. The variable pay-out option may not be available in all states.

When considering a pay-out option, You should think about whether You want:

   o Payments guaranteed by us for the rest of your life (or for the rest of two lives) or for a specified period;

   o   A fixed dollar payment or a variable payment; and

   o   A refund feature.

Your income payment amount will depend upon your choices. For lifetime options, the age and sex (where permitted) of the measuring lives (annuitants) will also be considered. For example, if You select a pay-out option guaranteeing payments for your lifetime and your spouse's lifetime, your payments will typically be lower than if You select a pay-out option with payments over only your lifetime. The terms of the Contract supplement to your Deferred Annuity will determine when your income payments start and the frequency with which You will receive your income payments. If You do not tell us otherwise, your Fixed Interest Account Balance will be used to provide a Fixed Income Option and your Separate Account Balance will be used to provide a variable pay-out income option.

You can change or extend the date income payments begin at any time before the date specified in the Contract with 30 days prior notice to us (subject to restrictions that may apply in your state, restrictions imposed by your selling firm and our current established administrative procedures).

PLEASE BE AWARE THAT ONCE YOUR CONTRACT IS ANNUITIZED, YOU ARE INELIGIBLE TO RECEIVE THE DEATH BENEFIT.

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Because the features of variable pay-out options in the Deferred Annuities are identical to the features of Income Annuities, please read the sections under the "Income Annuities" heading for more information about the available income types and the value of your income payments, reallocations and charges of your Contract in the pay-out phase.



                                INCOME ANNUITIES
--------------------------------------------------------------------------------
Income Annuities provide You with a regular stream of payments for either your lifetime or a specific period. You may choose the frequency of your income payments. For example, You may receive your payments on a monthly, quarterly, semi-annual or annual basis. You have the flexibility to select a stream of income to meet your needs. Income Annuities can be purchased so that You begin receiving payments immediately or You can apply the Account Balance of your Deferred Annuity to a pay-out option to receive payments during your "pay-out" phase. With an Income Annuity purchased as an immediate annuity and not as a pay-out option to receive payments during your "pay-out" phase, You may defer receiving payments from us for one year after You have purchased an immediate annuity. You bear any investment risk during any deferral period. The Income Annuity currently may not be available in all states.

We do not guarantee that your variable payments will be a specific amount of money. You may choose to have a portion of the payment fixed and guaranteed under the Fixed Income Option. If You annuitize your Deferred Annuity and should our current annuity rates for a fixed pay-out option for this type of Deferred Annuity provide for greater payments than those guaranteed in your Contract, the greater payment will be made.

Using proceeds from the following types of arrangements, You may purchase Income Annuities to receive immediate payments:

Financial Freedom Account:
o    TSA
o    403(a)
o    Non-Qualified (for certain deferred arrangements and plans)

Enhanced Preference Plus Account:
o    TSA
o    403(a)
o    PEDC
o    Traditional IRA
o    Non-Qualified
o    Non-Qualified (for certain deferred arrangements and plans)

If You have accumulated amounts in any of the listed investment vehicles, your lump sum withdrawal from that investment vehicle may be used to purchase an appropriate Income Annuity as long as income tax requirements are met.

If your retirement plan has purchased an Income Annuity, your choice of pay-out options may be subject to the terms of the plan. We may rely on your employer's or plan administrator's statements to us as to the terms of the plan or your entitlement to any payments. We will not be responsible for interpreting the terms of your plan. You should review your plan document to see how You may be affected.


INCOME PAYMENT TYPES

Currently, we provide You with a wide variety of income payment types to suit a range of personal preferences. You decide the income payment type for your Income Annuity when You decide to take a pay-out option or at application. The decision is irrevocable.

There are three people who are involved in payments under your Income Annuity:

   o Owner: the person or entity which has all rights under the Income Annuity including the right to direct who receives payment.

   o Annuitant: the person whose life is the measure for determining the duration and sometimes the dollar amount of payments.

   o Beneficiary: the person who receives continuing payments/or a lump sum payment if the owner dies.

Many times, the Owner and the Annuitant are the same person.

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When deciding how to receive income, consider:

   o   The amount of income You need;

   o   The amount You expect to receive from other sources;

   o   The growth potential of other investments; and

   o   How long You would like your income to last.

Your income payment amount will depend in large part on the type of income payment You choose. For example, if You select a "Lifetime Income Annuity for Two," your payments will typically be lower than if You select a "Lifetime Income Annuity." Income payment types that guarantee that payments will be made for a certain number of years regardless of whether the annuitant or joint annuitant is alive (such as Lifetime Income Annuity with a Guarantee Period and Lifetime Income Annuity for Two with a Guarantee Period, as defined below) result in income payments that are smaller than with income payment types without such a guarantee (such as Lifetime Income Annuity and Lifetime Income Annuity for Two, as defined below). In addition, to the extent the income payment type has a guarantee period, choosing a shorter guarantee period will result in each income payment being larger. Where required by state law or under a qualified retirement plan, the annuitant's sex will not be taken into account in calculating income payments. Annuity rates will not be less than those guaranteed in the Contract at the time of purchase for the AIR and income payment type elected. Due to underwriting, administrative or Code considerations, the choice of the percentage reduction and/or the duration of the guarantee period may be limited. We reserve the right to commute or to otherwise pay the value of any remaining income payments over a period which would comply with Federal income tax law. Tax rules with respect to decedent Contracts may prohibit election of Lifetime Income for Two income types and/or may also prohibit payments for as long as the owner's life in certain circumstances. The terms of your Contract will determine when your income payments start and the frequency with which You will receive your income payments. When You select an income type, it will apply to both fixed income payments and variable income payments.

We reserve the right to limit or stop issuing any of the income types currently available based upon legal requirements or other considerations.

The following income payment types are available:

LIFETIME INCOME ANNUITY: A variable income that is paid as long as the annuitant is living.

LIFETIME INCOME ANNUITY WITH A GUARANTEE PERIOD: A variable income that continues as long as the annuitant is living but is guaranteed to be paid for a number of years. If the annuitant dies before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. No payments are made once the guarantee period has expired and the annuitant is no longer living.

LIFETIME INCOME ANNUITY WITH A REFUND: A variable income that is paid as long as the annuitant is living and guarantees that the total of all income payments will not be less than the purchase payment that we received. If the annuitant dies before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

LIFETIME INCOME ANNUITY FOR TWO: A variable income that is paid as long as either of the two annuitants is living. After one annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once both annuitants are no longer living.

LIFETIME INCOME ANNUITY FOR TWO WITH A GUARANTEE PERIOD: A variable income that continues as long as either of the two annuitants is living but is guaranteed to be paid (unreduced by any percentage selected) for a number of years. If both annuitants die before all of the guaranteed payments have been made, payments are made to the owner of the annuity (or the beneficiary, if the owner dies during the guarantee period) until the end of the guaranteed period. If one annuitant dies after the guarantee period has expired, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. No payments are made once the guarantee period has expired and both annuitants are no longer living.


LIFETIME INCOME ANNUITY FOR TWO WITH A REFUND: A variable income that is paid as long as either annuitant is living and guarantees that all income payments will not be less than the purchase payment that we received. After one


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


annuitant dies, payments continue to be made as long as the other annuitant is living. In that event, payments may be the same as those made while both annuitants were living or may be a smaller percentage that is selected when the annuity is purchased. If both annuitants die before the total of all income payments received equals the purchase payment, we will pay the owner (or the beneficiary, if the owner is not living) the difference in a lump sum.

INCOME ANNUITY FOR A GUARANTEED PERIOD: A variable income payable for a guaranteed period of 5 to 30 years. As an administrative practice, we will consider factors such as your age and life expectancy in determining whether to issue a Contract with this income payment type. If the owner dies before the end of the guarantee period, payments are made to the beneficiary until the end of the guarantee period. No payments are made after the guarantee period has expired.


MINIMUM SIZE OF YOUR INCOME PAYMENT

Your initial income payment must be at least $50. If You live in Massachusetts, the initial income payment must be at least $20. This means the amount used from a Deferred Annuity to provide a pay-out option must be large enough to provide this minimum initial income payment.


ALLOCATION

You decide what portion of your income payment is allocated among the Fixed Income Option and the variable Investment Divisions.


THE VALUE OF YOUR INCOME PAYMENTS

AMOUNT OF INCOME PAYMENTS

Variable income payments from an Investment Division will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract fee), the AIR, the age of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract if no reallocations are made.

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment will not be less than the payment produced by the then current Fixed Income Option purchase rates for that Contract class. The purpose of this provision is to assure the annuitant that, at retirement, if the Fixed Income Option purchase rates for new contracts are significantly more favorable than the rates guaranteed by a Deferred Annuity of the same class, the owner will be given the benefit of the higher rates.


ANNUITY UNITS

Annuity units are credited to You when You make a purchase payment or make a reallocation into an Investment Division. Before we determine the number of annuity units to credit to You, we reduce a purchase payment (but not a reallocation) by any premium taxes and the Contract fee, if applicable. We then compute an initial income payment amount using the AIR, your income payment type and the age and sex (where permitted) of the measuring lives. We then divide the initial income payment (allocated to an Investment Division) by the Annuity Unit Value on the date of the transaction. The result is the number of annuity units credited for that Investment Division. The initial variable income payment is a hypothetical payment which is calculated based upon the AIR. The initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity. When You reallocate an income payment from an Investment Division, annuity units supporting that portion of your income payment in that Investment Division are liquidated.


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AIR

Your income payments are determined by using the AIR to benchmark the investment experience of the Investment Divisions You select. We currently offer a 3% and 4% AIR. The higher your AIR, the higher your initial variable income payment will be. Your next payment will increase approximately in proportion to the amount by which the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the resulting number is the net investment return) exceeds the AIR (for the time period between the payments). Likewise, your next payment will decrease to the approximate extent the investment experience (for the time period between the payments) for the underlying Portfolio minus the Separate Account charge (the net investment return) is less than the AIR (for the time period between the payments). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly than if You had elected a higher AIR as changes occur in the investment experience of the Investment Divisions.

The amount of each variable income payment is determined 10 days prior to your income payment date. If your first income payment is scheduled to be paid less than 10 days after your Contract's issue date, then the amount of that payment will be determined on your Contract's issue date.

The initial variable income payment is a hypothetical payment which is calculated based on the AIR. This initial variable income payment is used to establish the number of annuity units. It is not the amount of your actual first variable income payment unless your first income payment happens to be within 10 days after we issue the Income Annuity.


VALUATION

This is how we calculate the Annuity Unit Value for each Investment Division:

   o First, we determine the change in investment experience (which reflects the deduction for any investment-related charge) for the underlying Portfolio from the previous trading day to the current trading day;

   o Next, we subtract the daily equivalent of your insurance-related charge or Separate Account charge (general administrative expenses and mortality and expense risk charges) for each day since the last day the Annuity Unit Value was calculated; the resulting number is the net investment return;

   o Then, we multiply by an adjustment based on your AIR for each day since the last Annuity Unit Value was calculated; and

   o   Finally, we multiply the previous Annuity Unit Value by this result.


REALLOCATIONS

You may make reallocations among the Investment Divisions or from the Investment Divisions to the Fixed Income Option. Once You reallocate your income payment into the Fixed Income Option You may not later reallocate amounts from the Fixed Income Option to the Investment Divisions. If You reside in certain states You may be limited to four options (including the Fixed Interest Option).

Currently, there is no charge to make a reallocation. Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

Reallocations will be made as of the end of a business day, at the close of the Exchange, if received in Good Order prior to the close of the Exchange on that business day. All other reallocation requests in Good Order will be processed on the next business day.

For us to process a reallocation, You must tell us:

   o   The percentage of the income payment to be reallocated;

   o The Investment Divisions from which You want the income payment to be reallocated; and

   o The Investment Divisions or Fixed Income Option (and the percentages allocated to each) to which You want the income payment to be reallocated.


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When You request a reallocation from an Investment Division to the Fixed Income
Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option on the date of your reallocation; and

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

You generally may make a reallocation on any day the Exchange is open. At a future date we may limit the number of reallocations You may make, but never to fewer than one a month. If we do so, we will give You advance written notice. We may limit a beneficiary's ability to make a reallocation.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 x($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40. (The number of annuity units in Investment Division A will be decreased as well.)

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40. (Changes will also be made to the number of annuity units in both Investment Divisions as well.)


RESTRICTIONS ON TRANSFERS

RESTRICTIONS ON FREQUENT TRANSFERS/REALLOCATIONS. Frequent requests from contract owners or participants/annuitants to make transfers/reallocations may dilute the value of a Portfolio's shares if the frequent transfers/reallocations involve an attempt to take advantage of pricing inefficiencies created by a lag between a change in the value of the securities held by the Portfolio and the reflection of that change in the Portfolio's share price ("arbitrage trading"). Frequent transfers/reallocations involving arbitrage trading may adversely affect the long-term performance of the Portfolios, which may in turn adversely affect contract owners and other persons who may have an interest in the Contracts (e.g., participants/annuitants).

We have policies and procedures that attempt to detect and deter frequent transfers/reallocations in situations where we determine there is a potential for arbitrage trading. Currently, we believe that such situations may be presented in the international, small-cap, and high-yield investment Portfolios (i.e., the American Funds Global Small Capitalization, Baillie Gifford International Stock, Clarion Global Real Estate, Harris Oakmark International, Invesco Small Cap Growth, Loomis Sayles Global Markets, Loomis Sayles Small Cap Core, Loomis Sayles Small Cap Growth, Lord Abbett Bond Debenture, MFS(R) Research International, MSCI EAFE(R) Index, Neuberger Berman Genesis, Oppenheimer Global Equity, Russell 2000(R) Index, T. Rowe Price Small Cap Growth and Western Asset Management Strategic Bond Opportunities Portfolios -- the "Monitored Portfolios") and we monitor transfer/reallocation activity in those Monitored Portfolios. In addition, as described below, we intend to treat all American Funds Insurance Series(R) Portfolios ("American Funds portfolios") as Monitored Portfolios. We employ various means to monitor


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transfer/reallocation activity, such as examining the frequency and size of transfers/reallocations into and out of the Monitored Portfolios within given periods of time. For example, we currently monitor transfer/reallocation activity to determine if, for each category of international, small-cap, and high-yield portfolios, in a 12 month period there were (1) six or more transfers/reallocations involving the given category; (2) cumulative gross transfers/reallocations involving the given category that exceed the current Account Balance; and (3) two or more "round-trips" involving any Monitored Portfolio in the given category. A round-trip generally is defined as a transfer/reallocation in followed by a transfer/reallocation out within the next seven calendar days or a transfer/reallocation out followed by a transfer/reallocation in within the next seven calendar days, in either case subject to certain other criteria. WE DO NOT BELIEVE THAT OTHER PORTFOLIOS PRESENT A SIGNIFICANT OPPORTUNITY TO ENGAGE IN ARBITRAGE TRADING AND THEREFORE DO NOT MONITOR TRANSFER/REALLOCATION ACTIVITY IN THOSE PORTFOLIOS. We may change the Monitored Portfolios at any time without notice in our sole discretion.


As a condition to making their portfolios available in our products, American Funds(R) requires us to treat all American Funds portfolios as Monitored Portfolios under our current frequent transfer/reallocation policies and procedures. Further, American Funds(R) requires us to impose additional specified monitoring criteria for all American Funds portfolios available under the Contract, regardless of the potential for arbitrage trading. We are required to monitor transfer/reallocation activity in American Funds portfolios to determine if there were two or more transfers/reallocations in followed by transfers/reallocations out, in each case of a certain dollar amount or greater, in any 30-day period. A first violation of the American Funds(R) monitoring policy will result in a written notice of violation; each additional violation will result in the imposition of a six-month restriction during which period we will require all transfer/reallocation requests to or from an American Funds portfolio to be submitted with an original signature. Further, as Monitored Portfolios, all American Funds portfolios also will be subject to our current frequent transfer/reallocation policies, procedures and restrictions (described below), and transfer/reallocation restrictions may be imposed upon a violation of either monitoring policy. A process has been implemented to enforce the American Funds(R) restrictions. - There is no guarantee that this process will detect all contract holders whose transfer/reallication activity in the American Funds(R) Portfolios violates this monitoring policy.

Our policies and procedures may result in transfer/reallocation restrictions being applied to deter frequent transfers/reallocations. Currently, when we detect transfer/reallocation activity in the Monitored Portfolios that exceeds our current transfer/reallocation limits, we require future requests to or from any Monitored Portfolios under that Contract to be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six month period; a second occurrence will result in the permanent imposition of this restriction. Transfers made under a dollar cost averaging program, a rebalancing program or, if applicable, any asset allocation program described in this Prospectus are not treated as transfers when we monitor the frequency of transfers.


Your third party administrator has its own standards with regard to monitoring activity in the Monitored Portfolios and how subsequent transfer/reallocation activity will be restricted once those standards are triggered. These standards and subsequent trading restrictions may be more or less restrictive than ours, and presently include restrictions on non-Monitored Portfolios. The differences in monitoring standards and restrictions are due to systems limitation and may change from time to time as those systems are upgraded.

The detection and deterrence of harmful transfer/reallocation activity involves judgments that are inherently subjective, such as the decision to monitor only those Portfolios that we believe are susceptible to arbitrage trading or the determination of the transfer/reallocation limits. Our ability to detect and/or restrict such transfer/reallocation activity may be limited by operational and technological systems, as well as our ability to predict strategies employed by contract owners or participants/annuitants to avoid such detection. Our ability to restrict such transfer/reallocation activity also may be limited by provisions of the Contract. Accordingly, there is no assurance that we will prevent all transfer/reallocation activity that may adversely affect contract owners or participants/annuitants and other persons with interests in the Contracts. We do not accommodate frequent transfers/reallocations in any Portfolio and there are no arrangements in place to permit any contract owner or participant/annuitant to engage in frequent transfers/reallocations; we apply our policies and procedures without exception, waiver, or special arrangement.

The Portfolios may have adopted their own policies and procedures with respect to frequent transfers/reallocations in their respective shares, and we reserve the right to enforce these policies and procedures. For example, Portfolios may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Portfolios describe any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Although we may not have the contractual authority or the operational capacity to apply the frequent transfer/reallocation policies and procedures of the Portfolios, we have entered into a written agreement, as required by SEC regulation, with each Portfolio or its principal underwriter that obligates us to


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provide to the Portfolio promptly upon request certain information about the trading activity of individual contract owners, and to execute instructions from the Portfolio to restrict or prohibit further purchases or transfers/reallocations by specific contract owners who violate the frequent transfer/reallocation policies established by the Portfolio.


In addition, contract owners or participants/annuitants and other persons with interests in the Contracts should be aware that the purchase and redemption orders received by the Portfolios generally are "omnibus" orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Portfolios in their ability to apply their frequent transfer/reallocation policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the Portfolios (and thus contract owners or participants/annuitants) will not be harmed by transfer/reallocation activity relating to the other insurance companies and/or retirement plans that may invest in the Portfolios. If a Portfolio believes that an omnibus order reflects one or more transfer/reallocation requests from contract owners engaged in frequent transfer/reallocation trading activity, the Portfolio may reject the entire omnibus order.


In accordance with applicable law, we reserve the right to modify or terminate the transfer/reallocation privilege at any time. We also reserve the right to defer or restrict the transfer/reallocation privilege at any time that we are unable to purchase or redeem shares of any of the Portfolios, including any refusal or restriction on purchases or redemptions of their shares as a result of their own policies and procedures on frequent transfers/reallocations (even if an entire omnibus order is rejected due to the frequent transfers/reallocations of a single contract owner or participant/annuitant). You should read the Portfolio prospectuses for more details.


RESTRICTIONS ON LARGE TRANSFERS/REALLOCATIONS. Large transfers/reallocations may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers/reallocations to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer/reallocation activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer/reallocation requests have been submitted on behalf of multiple contract owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer/reallocation requests from that third party must be submitted with an original signature. A first occurrence will result in the imposition of this restriction for a six-month period; a second occurrence will result in the permanent imposition of the restriction.



CONTRACT FEE

There is no Contract fee under the Income Annuities.


CHARGES

There are two types of charges You pay if You allocate any of your income payment to the Investment Divisions:

   o   Insurance-related charge (or Separate Account charge); and

   o   Investment-related charge.

We describe these charges below. The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with the particular Contract. We can profit from certain Contract charges.

The Separate Account charge You pay will not reduce the number of annuity units credited to You. Instead, we deduct the charges as part of the calculation of the Annuity Unit Value.


INSURANCE-RELATED OR SEPARATE ACCOUNT CHARGE

You will pay an insurance-related charge for the Separate Account that is no more than 0.95% annually of the average value of the amounts in the Separate Account. This charge pays us for general administrative expenses and for mortality and expense risk of the Income Annuity.

General administrative expenses we incur include financial, actuarial, accounting, and legal expenses.

                                     FFA-47

The mortality portion of the insurance-related charge pays us for the risk that You may live longer than we estimated. Then, we could be obligated to pay You more in payments than we anticipated.

We also bear the risk that our expenses in administering the Income Annuities will be greater than we estimated (expense risk).


INVESTMENT-RELATED CHARGE

This charge has two components. The first pays the investment managers for managing money in the Portfolios. The second consists of Portfolio operating expenses and 12b-1 Plan fees. Four classes of shares available to the Income Annuities have 12b-1 Plan fees, which pay for distribution expenses. The percentage You pay for the investment-related charge depends on the Investment Divisions You select. Amounts for each Investment Division for the previous year are listed in the Table of Expenses.


PREMIUM AND OTHER TAXES

Some jurisdictions tax what are called "annuity considerations." We deduct money to pay "premium" taxes (also known as "annuity" taxes) when You make the purchase payment.

Premium taxes, if applicable, depend on the Income Annuity You purchased and your home state or jurisdiction. A chart in Appendix A shows the jurisdictions where premium taxes are charged and the amount of these taxes.

We also reserve the right to deduct from purchase payments, withdrawals or income payments, any taxes (including but not limited to premium taxes) paid by us to any government entity relating to the Income Annuities. Examples of these taxes include, but are not limited to, generation skipping transfer tax or a similar excise tax under Federal or state tax law which is imposed on payments we make to certain persons and income tax withholdings on withdrawals and income payments to the extent required by law. We will, at our sole discretion, determine when taxes relate to the Income Annuities. We may, at our sole discretion, pay taxes when due and deduct the corresponding amount from income payments at a later date. Payment at an earlier date does not waive any right we may have to deduct amounts at a later date.


We reserve the right to deduct from the Income Annuity for any income taxes which we incur because of the Income Annuity. - In general, we believe under current Federal income tax law, we are entitled to hold reserves with respect to the Income Annuity that offset Separate Account income. - If this should change, it is possible we could incur income tax with respect to the Income Annuity, and in that event we may deduct such tax from the Income Annuity. - At the present time, however, we are not incurring any such income tax or making any such deductions.



FREE LOOK

You may cancel your Income Annuity within a certain time period. This is known as a "free look." Not all Contracts issued are subject to free look provisions under state law. We must receive your request to cancel in writing by the appropriate day in your state, which varies from state to state. The "free look" may also vary depending on your age and whether You purchased your Income Annuity from us directly, through the mail or with money from another annuity or life insurance policy. Depending on state law, we may refund all of your purchase payment or the value of your annuity units as of the date your refund request is received at your MetLife Designated Office in Good Order.

If You do not cancel your Income Annuity during the "free-look" period, your decision to purchase the Income Annuity is irrevocable.

You do not have a "free look" if You are electing income payments in the pay-out phase of your Deferred Annuity.



                              GENERAL INFORMATION
--------------------------------------------------------------------------------
ADMINISTRATION


All transactions will be processed in the manner described below.

                                     FFA-48

PURCHASE PAYMENTS

Send your purchase payments, by check, cashier's check or certified check made payable to "MetLife," to your MetLife Designated Office -or a MetLife sales office, if that office has been designated for this purpose. (We reserve the right to receive purchase payments by other means acceptable to us.) We do not accept cash, money orders or traveler's checks. We will provide You with all necessary forms. We must have all documents in Good Order to credit your purchase payments.

We reserve the right to refuse purchase payments made via a personal check in excess of $100,000. Purchase payments over $100,000 may be accepted in other forms, including but not limited to, EFT/wire transfers, certified checks, corporate checks, and checks written on financial institutions. The form in which we receive a purchase payment may determine how soon subsequent disbursement requests may be fulfilled. (See "Access To Your Money.") If You send your purchase payments or transaction requests to an address other than the one we have designated for receipt of such purchase payments or requests, we may return the purchase payment to You, or there may be delay in applying the purchase payment or transaction to your Contract.

Purchase payments (including any portion of your Account Balance under a Deferred Annuity which You apply to a pay-out option) are effective and valued as of the close of the Exchange, on the day we receive them in Good Order at your MetLife Designated Office, except when they are received:

   o On a day when the Accumulation Unit Value/Annuity Unit Value is not calculated, or

   o   After the close of the Exchange.

In those cases, the purchase payments will be effective the next day the Accumulation Unit Value or Annuity Unit Value, as applicable, is calculated.

We reserve the right to credit your initial purchase payment to You within two days after its receipt at your MetLife Designated Office or MetLife sales office, if applicable. However, if You fill out our forms incorrectly or incompletely or other documentation is not completed properly or otherwise not in Good Order, we have up to five business days to credit the payment. If the problem cannot be resolved by the fifth business day, we will notify You and give You the reasons for the delay. At that time, You will be asked whether You agree to let us keep your money until the problem is resolved. If You do not agree or we cannot reach You by the fifth business day, your money will be returned.

Under certain group Deferred Annuities and group Income Annuities, your employer, or the group in which You are a participant or member must identify You on their reports to us and tell us how your money should be allocated among the Investment Divisions and the Fixed Interest Account/Fixed Income Option.


CONFIRMING TRANSACTIONS

You will receive a statement confirming that a transaction was recently completed. Certain transactions made on a periodic basis, such as Systematic Withdrawal Program payments, and automated investment strategy transfers, may be confirmed quarterly. Salary reduction or deduction purchase payments under TSA Deferred Annuities and the Non-Qualified Financial Freedom Deferred Annuity for 415(m) qualified governmental excess benefit arrangements are confirmed quarterly. Unless You inform us of any errors within 60 days of receipt, we will consider these communications to be accurate and complete.


PROCESSING TRANSACTIONS

We permit You to request transactions by mail and telephone. We make Internet access available to You for your Deferred Annuity. We may suspend or eliminate telephone or Internet privileges at any time, without prior notice. We reserve the right not to accept requests for transactions by facsimile.

If mandated by applicable law, including, but not limited to, Federal anti-money laundering laws, we may be required to reject a purchase payment. We may also be required to block an owner's account and, consequently, refuse to implement any requests for transfers/reallocations, withdrawals, surrenders or death benefits, until instructions are received from the appropriate governmental authority.


                                     FFA-49

BY TELEPHONE OR INTERNET

You may obtain information and initiate a variety of transactions about your Deferred Annuity by telephone or the Internet virtually 24 hours a day, 7 days a week, unless prohibited by state law. Some of the information and transactions accessible to You include:

   o   Account Balance

   o   Unit Values

   o   Current rates for the Fixed Interest Account

   o   Transfers

   o   Changes to investment strategies

   o   Changes in the allocation of future purchase payments.

Your transaction must be in Good Order and completed prior to the close of the Exchange on one of our business days if You want the transaction to be valued and effective on that day. Transactions will not be valued and effective on a day when the Accumulation or Annuity Unit Value is not calculated or after the close of the Exchange. We will value and make effective these transactions on our next business day.

We have put into place reasonable security procedures to insure that instructions communicated by telephone or Internet are genuine. For example, all telephone calls are recorded. Also, You will be asked to provide some personal data prior to giving your instructions over the telephone or through the Internet. When someone contacts us by telephone or Internet and follows our security procedures, we will assume that You are authorizing us to act upon those instructions. Neither the Separate Account nor MetLife will be liable for any loss, expense or cost arising out of any requests that we or the Separate Account reasonably believe to be authentic. In the unlikely event that You have trouble reaching us, requests should be made in writing to your MetLife Designated Office.

Response times for the telephone or Internet may vary due to a variety of factors, including volumes, market conditions and performance of systems.

We are not responsible or liable for:

   o any inaccuracy, error, or delay in or omission of any information You transmit or deliver to us; or

   o any loss or damage You may incur because of such inaccuracy, error, delay or omission; non-performance; or any interruption of information beyond our control.


AFTER YOUR DEATH


If we are notified of your death before any requested transaction is completed (which may include, depending on your administrative platform, transactions under automated investment strategies, the minimum distribution program and the Systematic Withdrawal Program), we may cancel the request. For example, if You request a transfer or withdrawal for a date in the future under a Deferred Annuity and then die before that date, we will cancel the request. As described above, the death benefit will be determined when we receive due proof of death and an election for the payment method. For Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity so provides. For a Deferred Annuity in the pay-out phase and Income Annuity reallocations, we will cancel the request and continue making payments to your beneficiary if your Income Annuity or Deferred Annuity in the pay-out phase so provides. Or, depending on your Income Annuity's or annuitized Deferred Annuity's provisions, we may continue making payments to a joint annuitant or pay your beneficiary a refund.



ABANDONED PROPERTY REQUIREMENTS

Every state has unclaimed property laws which generally declare non-ERISA ("Employee Retirement Income Security Act of 1974") annuity contracts to be abandoned after a period of inactivity of three to five years from the contract's maturity date or the date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, We are still unable to locate the beneficiary of the death benefit, or the beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary of the Contract Owner last resided, as shown on Our books and records, or to Our state of domicile. (Escheatment is the formal, legal name of this process.) However, the state is obligated to pay the death benefit (without interest) if Your beneficiary steps


                                     FFA-50
forward to claim it with the proper documentation. To prevent Your Contract's proceeds from being paid to the state abandoned or unclaimed property office, it is important that You update Your beneficiary designations, including addresses, if and as they change. Please call 1-800-638-7732 to make such changes.


MISSTATEMENT

We may require proof of age of the annuitant, owner, or beneficiary before making any payments under this Contract that are measured by the annuitant's, owner's, or beneficiary's life. If the age of the annuitant, owner, or beneficiary has been misstated, the amount payable will be the amount that the Account Balance would have provided at the correct age.

Once income payments have begun, any underpayments will be made up in one sum with the next income payment or in any other manner agreed to by us. Any overpayments will be deducted first from future income payments. In certain states we are required to pay interest on any under payments.


THIRD PARTY REQUESTS

Generally, we only accept requests for transactions or information from You. We reserve the right not to accept or to process transactions requested on your behalf by third parties. This includes processing transactions by an agent You designate, through a power of attorney or other authorization, who has the ability to control the amount and timing of transfers/reallocations for a number of other contract owners, and who simultaneously makes the same request or series of requests on behalf of other contract owners.


VALUATION -- SUSPENSION OF PAYMENTS

We separately determine the Accumulation Unit Value and Annuity Unit Value for each Investment Division once each day at the close of the Exchange when the Exchange is open for trading. If permitted by law, we may change the period between calculations but we will give You 30 days notice.

When You request a transaction, we will process the transaction on the basis of the Accumulation Unit Value or Annuity Unit Value next determined after receipt of the request. Subject to our procedure, we will make withdrawals and transfers/reallocations at a later date, if You request. If your withdrawal request is to elect a variable pay-out option under your Deferred Annuity, we base the number of annuity units You receive on the next available Annuity Unit Value.

We reserve the right to suspend or postpone payment for a withdrawal, income payment or transfer/reallocation when:

   o rules of the Securities and Exchange Commission so permit (trading on the Exchange is limited, the Exchange is closed other than for customary weekend or holiday closings or an emergency exists which makes pricing or sale of securities not practicable); or

   o during any other period when the Securities and Exchange Commission by order so permits.


ADVERTISING PERFORMANCE


We periodically advertise the performance of the Investment Divisions. You may get performance information from a variety of sources including your quarterly statements, your MetLife representative, the Internet, annual reports and semiannual reports. All performance numbers are based upon historical earnings. These numbers are not intended to indicate future results. We may state performance in terms of "yield," "change in Accumulation Unit Value/Annuity Unit Value," "average annual total return," or some combination of these terms.


YIELD is the net income generated by an investment in a particular Investment Division for 30 days or a month. These figures are expressed as percentages. This percentage yield is compounded semiannually.

CHANGE IN ACCUMULATION/ANNUITY UNIT VALUE ("Non-Standard Performance") is calculated by determining the percentage change in the value of an accumulation (or annuity) unit for a certain period. These numbers may also be annualized. Change in Accumulation/Annuity Unit Value may be used to demonstrate performance for a hypothetical investment (such as $10,000) over a specified period. These performance numbers reflect the deduction of the total Separate Account charges; however, yield and change in Accumulation/Annuity Unit Value performance do not reflect the possible imposition of Early Withdrawal Charges. Early Withdrawal Charges would reduce performance experience.


                                     FFA-51

AVERAGE ANNUAL TOTAL RETURN calculations ("Standard Performance") reflect all Separate Account charges and applicable Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity. These presentations for the Income Annuities reflect a 3% benchmark AIR. These figures also assume a steady annual rate of return.

For purposes of presentation of Non-Standard Performance, we may assume that the Deferred Annuities and the Income Annuities were in existence prior to the inception date of the Investment Divisions in the Separate Account that funds the Deferred Annuities and the Income Annuities. In these cases, we calculate performance based on the historical performance of the underlying Metropolitan Fund, Met Investors Fund, Calvert Fund,Fidelity(R) VIP Funds and American Funds(R) Portfolios since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities or Income Annuities had been introduced as of the Portfolio inception date.

We may also present average annual total return calculations which reflect all Separate Account charges and applicable withdrawal charges since the Portfolio inception date. We use the actual accumulation unit or annuity unit data after the inception date. Any performance data that includes all or a portion of the time between the Portfolio inception date and the Investment Division inception date is hypothetical. Hypothetical returns indicate what the performance data would have been if the Deferred Annuities and Income Annuities had been introduced as of the Portfolio inception date.

We calculate performance for certain investment strategies including the Equalizer, Equity Generator and each asset allocation model of the Index Selector. We calculate the performance as a percentage by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value based on historical performance at the end of that period. This percentage return assumes that there have been no withdrawals or other unrelated transactions.

We may state performance for the Investment Divisions of the Income Annuity which reflect deduction of the Separate Account charge and investment-related charge, if accompanied by the annualized change in Annuity Unit Value.

We may demonstrate hypothetical values of income payments over a specified period based on historical net asset values of the Portfolios and the historical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable (rather than the maximum) insurance-related charge, as well as the Annuity Unit Values and the investment-related charge.

We may assume that the Income Annuity was in existence prior to its inception date. When we do so, we calculate performance based on the historical performance of the underlying Portfolio for the period before the inception date of the Income Annuity and historical Annuity Unit Values.

We may also demonstrate hypothetical future values of income payments over a specified period based on assumed rates of return (which will not exceed 12% and which will include an assumption of 0% as well) for the Portfolios, hypothetical Annuity Unit Values and the applicable annuity purchase rate, either for an individual for whom the illustration is to be produced or based upon certain assumed factors (e.g., male, age 65). These presentations reflect the deduction of the maximum Separate Account charge and the average of investment-related charge. If the presentation is for an individual, we may also provide a presentation that reflects the applicable Separate Account charge (rather than the maximum), as well as the Annuity Unit Values and the investment-related charge.

An illustration should not be relied upon as a guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

Past performance is no guarantee of future results.

Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges.


                                     FFA-52

CHANGES TO YOUR DEFERRED ANNUITY OR INCOME ANNUITY


We have the right to make certain changes to your Deferred Annuity or Income Annuity, but only as permitted by law. We make changes when we think they would best serve the interest of annuity owners or would be appropriate in carrying out the purposes of the Deferred Annuity or Income Annuity. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Examples of the changes we may make include:

   o   To operate the Separate Account in any form permitted by law.

   o To take any action necessary to comply with or obtain and continue any exemptions under the law (including favorable treatment under the Federal income tax laws) including limiting the number, frequency or types of transfers/reallocations transactions permitted.

   o To transfer any assets in an Investment Division to another Investment Division, or to one or more separate accounts, or to our general account, or to add, combine or remove Investment Divisions in the Separate Account.

   o To substitute for the Portfolio shares in any Investment Division, the shares of another class of the Metropolitan Fund, Met Investors Fund or the shares of another investment company or any other investment permitted by law.

   o To change the way we assess charges, but without increasing the aggregate amount charged to the Separate Account and any currently available Portfolio in connection with the Deferred Annuities or Income Annuities.

   o To make any necessary technical changes in the Deferred Annuities or Income Annuities in order to conform with any of the above-described actions.

If any changes result in a material change in the underlying investments of an Investment Division in which You have a balance or an allocation, we will notify You of the change. You may then make a new choice of Investment Divisions. For Deferred Annuities issued in Pennsylvania (and Income Annuities where required by law), we will ask your approval before making any technical changes.


VOTING RIGHTS

Based on our current view of applicable law, You have voting interests under your Deferred Annuity or Income Annuity concerning Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds or American Funds(R) proposals that are subject to a shareholder vote. Therefore, You are entitled to give us instructions for the number of shares which are deemed attributable to your Deferred Annuity or Income Annuity.

We will vote the shares of each of the underlying Portfolios held by the Separate Account based on instructions we receive from those having a voting interest in the corresponding Investment Divisions. However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our own judgment.

You are entitled to give instructions regarding the votes attributable to your Deferred Annuity or Income Annuity in your sole discretion. Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements,
Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuity and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions. Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

There are certain circumstances under which we may disregard voting instructions. However, in this event, a summary of our action and the reasons for such action will appear in the next semiannual report. If we do not receive your voting instructions, we will vote your interest in the same proportion as represented by the votes we receive from other investors. The effect of this proportional voting is that a small number of contract owners or annuitants may control the outcome of a vote. Shares of the Metropolitan Fund, Met Investors Fund, Calvert Fund, Fidelity(R) VIP Funds or American Funds(R) that are owned by our general account or by any of our unregistered separate accounts will be voted in the same proportion as the aggregate of:

The shares for which voting instructions are received, and

                                     FFA-53

The shares that are voted in proportion to such voting instructions.

However, if the law or the interpretation of the law changes, we may decide to exercise the right to vote the Portfolio's shares based on our judgment.


WHO SELLS THE DEFERRED ANNUITIES AND INCOME ANNUITIES


MetLife Investors Distribution Company ("MLIDC") is the principal underwriter and distributor of the securities offered through this Prospectus. MLIDC, which is our affiliate, also acts as the principal underwriter and distributor of some of the other Variable Annuity contracts and variable life insurance policies we and our affiliated companies issue. We reimburse MLIDC for expenses MLIDC incurs in distributing the Deferred Annuities and Income Annuities (e.g., commissions payable to the retail broker-dealers who sell the Deferred Annuities and Income Annuities, including our affiliated broker-dealers). MLIDC does not retain any fees under the Deferred Annuities and Income Annuities.


MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is registered as a broker-dealer with the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1934, as well as the securities commissions in the states in which it operates, and is a member of the Financial Regulatory Industry Authority ("FINRA"). FINRA provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.

The Deferred Annuities are sold through MetLife licensed sales representatives who are associates with our affiliated broker-dealers MetLife Securities, Inc. ("MSI") and New England Securities Corporation ("NES"), which are paid compensation for promotion and sale for the Deferred Annuities. MSI and NES are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are also members of FINRA. The Deferred Annuities may also be sold through other registered broker dealers. The Deferred Annuities may also be sold through the mail, the Internet or by telephone.

There is no front-end sales load deducted from purchase payments to pay sales commissions. Distribution costs are recovered through the charges and deductions under the Deferred Annuities. Our sales representatives must meet a minimum level of sales production in order to maintain their agent status with us. Sales representatives can meet the minimum level of sales production through sales of proprietary and/or non-proprietary products. (Proprietary products are those issued by us or our affiliates.) However, sales representatives can meet a lower alternative minimum level of sales production if the sales representative focuses on sales of proprietary products. Therefore, a sales representative may have an incentive to favor the sale of proprietary products. Moreover, because the managers who supervise the representatives receive a higher level of compensation based on sales of proprietary products, these sales managers have an incentive to promote the sale of proprietary products.

Our sales representatives receive cash payments for the products they sell and service based upon a `gross dealer concession' model. With respect to the Deferred Annuities, the gross dealer concession ranges from 0.75% to 3% of each purchase payment and, starting in the second Contract Year, 0.09% of the Account Balance each year that the Contract is in force for servicing the Contract. With respect to Income Annuities, the gross dealer concession is 6% of the purchase payment and, starting in the second Contract Year, 0.18% of the amount available from which income payments are made for each year the Contract is in force for servicing the Income Annuity. - Gross dealer concession may also be credited when the Contract is annuitized. The amount of gross dealer concession credited upon annuitization depends on several factors, including the number of years the Contract has been in force.

A sales representative is entitled to part or all of the gross dealer concession. The percentage to which the representative is entitled is determined by a sliding-scale formula that takes into account the total amount of proprietary and non-proprietary products sold and serviced by the representative.

Our sales representatives and their managers may be eligible for additional cash compensation, such as bonuses and expense allowances (that may be tied to sales of specific products), equity awards (such as stock options), training allowances, supplemental compensation, product level add-ons controlled at the local and company levels, financing arrangements, special loan repayment options, marketing support, medical and other insurance benefits, and retirement benefits and other benefits. Since some of this additional compensation, in particular, life insurance, disability and retirement benefits is based primarily on the amount of proprietary products sold, our sales representatives and their managers have an incentive to favor the sale of proprietary products. Sales representatives who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for



                                     FFA-54
additional cash compensation. Moreover, managers may be eligible for additional cash compensation based on the sales production of the sales representatives that the manager supervises. The business unit responsible for the operation of our distribution system is also eligible to receive an amount of compensation.

Our sales representatives and their managers may be eligible for non-cash compensation incentives, such as conferences, trips, prizes and awards. Other non-cash compensation payments may be made for other services that are not directly related to the sale of products. These payments may include support services in the form of recruitment and training of personnel, production of promotional services and other support services.

MLIDC also pays compensation for the sale of Contracts by unaffiliated broker-dealers. The compensation paid to unaffiliated broker-dealers for sales of the Deferred Annuities is generally not expected to exceed, on a present value basis, the aggregate amount of total compensation that is paid with respect to sales made through MetLife representatives. (The total compensation includes payments that we make to our business unit that is responsible for the operation of the distribution systems through which the Deferred annuities are sold.) Broker-dealers pay their sales representatives all or a portion of the commissions received for their sales of the Contracts. Some firms may retain a portion of commissions. The amount that the broker-dealer passes on to its sales representatives is determined in accordance with its internal compensation programs. Those programs may also include other types of cash and non-cash compensation and other benefits. Sales representatives of these selling firms may also receive non-cash compensation pursuant to their firm's guidelines directly from us or the distributor. We and our affiliates may also provide sales support in the form of training, sponsoring conferences, defraying expenses at vendor meetings, providing promotional literature and similar services. An unaffiliated broker-dealer or sales representative of an unaffiliated broker-dealer may receive different compensation for selling one product over another and/or may be inclined to favor one product provider over another product provider due to different compensation rates. Ask your sales representative further information about what your sales representative and the broker-dealer for which he or she works may receive in connection with your purchase of a Contract.


We or our affiliates pay American Funds Distributors, Inc., the principal underwriter for the American Funds(R), percentage of all purchase payments allocated to the following Portfolios for the services it provides in marketing these Portfolios' shares in connection with the Deferred Annuity and Income
Annuity: the American Funds Growth Portfolio, the American Funds Growth-Income Portfolio, the American Funds Global Small Capitalization Portfolio, the American Funds Bond Portfolio the American Funds Balanced Allocation Portfolio, the American Funds Growth Allocation Portfolio and the American Funds Moderate Allocation Portfolio.

From time to time, MetLife pays organizations, associations and non-profit organizations fees to sponsor MetLife's Variable Annuity Contracts. We may also obtain access to an organization's members to market our Variable Annuity Contracts. These organizations are compensated for their sponsorship of our Variable Annuity Contracts in various ways. Primarily, they receive a flat fee from MetLife. We also compensate these organizations by our funding of their programs, scholarships, events or awards, such as a principal of the year award. We may also lease their office space or pay fees for display space at their events, purchase advertisements in their publications or reimburse or defray their expenses. In some cases, we hire organizations to perform administrative services for us, for which they are paid a fee based upon a percentage of the Account Balances their members hold in the Contract. We also may retain finders and consultants to introduce MetLife to potential clients and for establishing and maintaining relationships between MetLife and various organizations. The finders and consultants are primarily paid flat fees and may be reimbursed for their expenses. We or our affiliates may also pay duly licensed individuals associated with these organizations cash compensation for the sales of the Contracts.


FINANCIAL STATEMENTS

Our financial statements and the financial statements of the Separate Account have been included in the SAI.


YOUR SPOUSE'S RIGHTS

If You received your Contract through a qualified retirement plan and your plan is subject to ERISA (the Employee Retirement Income Security Act of 1974) and You are married, the income payments, withdrawal and loan provisions, and methods of payment of the death benefit under your Deferred Annuity or Income Annuity may be subject to your spouse's rights.

If your benefit is worth $5,000 or less, your plan may provide for distribution of your entire interest in a lump sum without your spouse's consent.


                                     FFA-55

For details or advice on how the law applies to your circumstances, consult your tax adviser or attorney.


WHEN WE CAN CANCEL YOUR DEFERRED ANNUITY OR INCOME ANNUITY

We may not cancel your Income Annuity.

We may cancel your Deferred Annuity only if we do not receive any purchase payments from You for 36 consecutive months and your Account Balance is less than $2,000. Accordingly, no Contract will be terminated due solely to negative investment performance. We will only do so to the extent allowed by law. If we cancel a Deferred Annuity issued in New York, we will return the full Account Balance. In all other cases, You will receive an amount equal to what You would have received if You had requested a total withdrawal of your Account Balance. Early Withdrawal Charges may apply.

We may cancel your Non-Qualified Deferred Annuity for Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans and Section 457(e)(11) severance and death benefit plans if we do not receive any purchase payments from You for 12 consecutive months and your Account Balance is less than $15,000. Certain Deferred Annuities do not contain these cancellation provisions.

At our option, we may cancel certain TSA and PEDC Deferred Annuities if we determine that changes to your retirement plan would cause MetLife to pay more interest than we anticipated or to make more frequent payments than we anticipated in connection with the Fixed Interest Account. We may also cancel these Deferred Annuities, as legally permitted, if your retirement plan terminates or no longer qualifies as a tax sheltered arrangement. Also, the employer and MetLife may each cancel the Deferred Annuity upon 90 days notice to the other party.

We will not terminate any Contract where we keep records of your account if at the time the termination would otherwise occur the guaranteed amount under any death benefit is greater than the Account Balance. For all other Contracts, we reserve the right to exercise this termination provision, subject to obtaining any required regulatory approvals. We will not exercise this provision under Contracts issued in New York. However, if your plan determines to terminate the Contract at a time when You have a guaranteed amount under any death benefit that is greater than the Account Balance, You forfeit any guaranteed amount You have accrued under the death benefit upon termination of the Contract.


SPECIAL CHARGES THAT APPLY IF YOUR RETIREMENT PLAN TERMINATES ITS DEFERRED ANNUITY OR TAKES OTHER ACTION


Under certain TSA Deferred Annuities, amounts equal to some or all of the early withdrawal charge imposed under a contract of another issuer in connection with the transfer of money into a TSA Deferred Annuity may be credited to your Account Balance. If such amounts are credited to a TSA Deferred Annuity, special termination charges may be imposed. These charges may also apply if the plan introduces other funding vehicles provided by other carriers. Charges are not imposed on plan participants; but rather are absorbed by the contract holder. Therefore, under the Contract, the participant will incur only the withdrawal charges, if applicable, otherwise discussed in this Prospectus. The charges to the plan are imposed on the amount initially transferred to MetLife for the first seven years according to the schedule in the following table:



 DURING CONTRACT YEAR     PERCENTAGE
----------------------   -----------
           1                5.6%
           2                5.0%
           3                4.5%
           4                4.0%
           5                3.0%
           6                2.0%
           7                1.0%
     8 and Beyond            0%

The charge to the plan, for partial withdrawals, is determined by multiplying the amount of the withdrawal that is subject to the charge by the applicable percentage shown above.


                                     FFA-56

                                 INCOME TAXES
--------------------------------------------------------------------------------

INTRODUCTION


The following information on taxes is a general discussion of the subject. It is not intended as tax advice. The Internal Revenue Code ("Code") and the provisions of the Code that govern the Contract are complex and subject to change. The applicability of Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect You and your Contract. Nor does this discussion address other Federal tax consequences (such as estate and gift taxes, sales to foreign individuals or entities), or state or local tax consequences, which may affect your investment in the Contract. As a result, You should always consult a tax adviser for complete information and advice applicable to your individual situation.

You are responsible for determining whether your purchase of a Contract, withdrawals, income payments and any other transactions under your Contract satisfy applicable tax law. We are not responsible for determining if your employer's plan or arrangement satisfies the requirements of the Code and/or the Employee Retirement Income Security Act of 1974 ("ERISA").

We do not expect to incur Federal, state or local income taxes on the earnings or realized capital gains attributable to the Separate Account. However, if we do incur such taxes in the future, we reserve the right to charge amounts allocated to the Separate Account for these taxes.


To the extent permitted under Federal tax law, we may claim the benefit of the corporate dividends received deduction and of certain foreign tax credits attributable to taxes paid by certain of the Portfolios to foreign jurisdictions.


Any Code reference to "spouse" includes those persons who are married spouses under state law, regardless of sex.


NON-QUALIFIED ANNUITY CONTRACTS

A "non-qualified" annuity Contract discussed here assumes the Contract is an annuity Contract for Federal income tax purposes, but the Contract is not held in a tax qualified "plan" defined by the Code. Tax qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457(b) or governmental 457(b) plans. Contracts owned through such plans are referred to below as "qualified" contracts.

INVESTOR CONTROL

In certain circumstances, owners of Variable Annuity non-qualified contracts have been considered to be the owners of the assets of the underlying Separate Account for Federal income tax purposes due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is little guidance in this area, and some features of the Contract, such as the number of Portfolios available and the flexibility of the Contract owner to allocate purchase payments and transfer amounts among the Portfolios have not been addressed in public rulings. While we believe that the Contract does not give the Contract owner investment control over Separate Account assets, we reserve the right to modify the Contract as necessary to prevent a Contract owner from being treated as the owner of the Separate Account assets supporting the Contract.


ACCUMULATION

Generally, an owner of a non-qualified annuity Contract is not taxed on increases in the value of the Contract until there is a distribution from the Contract, either as surrenders, partial withdrawals or income payments. This deferral of taxation on accumulated value in the Contract is limited to Contracts owned by or held for the benefit of "natural persons." A Contract will be treated as held by a natural person even if the nominal owner is a trust or other entity which holds the Contract as an agent for a natural person.

In contrast, a Contract owned by other than a "natural person," such as a corporation, partnership, trust or other entity, will be taxed currently on the increase in accumulated value in the Contract in the year earned. Note that in this regard, an employer which is the owner of an annuity Contract under a non-qualified deferred compensation arrangement for its employees would be considered a non-natural owner and the annual increase in the Account Balance would be subject to current income taxation.

SURRENDERS OR WITHDRAWALS - EARLY DISTRIBUTION


                                     FFA-57

If You take a withdrawal from your Contract, or surrender your Contract prior to the date You commence taking annuity or "income" payments (the "Annuity Starting Date"), the amount You receive will be treated first as coming from earnings (and thus subject to income tax) and then from your purchase payments (which are not subject to income tax). If the accumulated value is less than your purchase payments upon surrender of your Contract, You might be able to claim the loss on your Federal income taxes as a miscellaneous itemized deduction.

The portion of any withdrawal or distribution from an annuity Contract that is subject to income tax will also be subject to a 10% Federal income tax penalty for "early" distribution if such withdrawal or distribution is taken prior to You reaching age 59 1/2, unless the distribution was made:

   (a)        on account of your death or disability,

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary, or

   (c) under certain immediate income annuities providing for substantially equal payments made at least annually.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

TREATMENT OF SEPARATE ACCOUNT CHARGES

It is possible that at some future date the Internal Revenue Service ("IRS") may consider that Contract charges attributable to certain guaranteed death benefits are to be treated as distributions from the Contract to pay for such non-annuity benefits. Currently, these charges are considered to be an intrinsic part of the Contract and we do not report these as taxable income. However, if this treatment changes in the future, the charge could also be subject to a 10% Federal income tax penalty as an early distribution, as described above.

AGGREGATION

If You purchase two or more deferred annuity Contracts from MetLife (or its affiliates) during the same calendar year (after October 21, 1988), the law requires that all such Contracts must be treated as a single Contract for purposes of determining whether any payments not received as an annuity (e.g., withdrawals) will be includible in income. Aggregation could affect the amount of a withdrawal that is taxable and subject to the 10% Federal income tax penalty described above. Since the IRS may require aggregation in other circumstances as well, You should consult a tax adviser if You are purchasing more than one annuity Contract from the same insurance company in a single calendar year. Aggregation does not affect distributions paid in the form of an annuity (See "Taxation of Payments in Annuity Form" below).

EXCHANGES/TRANSFERS

The annuity Contract may be exchanged in whole or in part for another annuity contract or a long-term care insurance policy. The exchange for another annuity contract may be a tax-free transaction provided that, among other prescribed IRS conditions, no amounts are distributed from either contract involved in the exchange for 180 days following the date of the exchange - other than annuity payments made for life, joint lives, or for a term of 10 years or more. Otherwise, a withdrawal or "deemed" distribution may be includible in your taxable income (plus a 10% Federal income tax penalty) to the extent that the accumulated value of your annuity exceeds your investment in the Contract (your "gain"). The opportunity to make partial annuity exchanges was provided by the IRS in 2011 and some ramifications of such an exchange remain unclear. If the annuity Contract is exchanged in part for an additional annuity contract, a distribution from either contract may be taxable to the extent of the combined gain attributable to both contracts, or only to the extent of your gain in the contract from which the distribution is paid. It is not clear whether this guidance applies to a partial exchange involving long-term care contracts. Consult your tax adviser prior to a partial exchange.

A transfer of ownership of the Contract, or the designation of an annuitant or other beneficiary who is not also the Contract owner, may result in income or gift tax consequences to the Contract owner. You should consult your tax adviser if You are considering such a transfer or assignment.



                                     FFA-58

DEATH BENEFITS


The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner (under the rules for withdrawals or income payments, whichever is applicable).

After your death, any death benefit determined under the Contract must be distributed according to certain rules. The method of distribution that is required depends on whether You die before or after the Annuity Starting Date. If You die on or after the Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before the Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. For Contracts owned by a non-natural person, the required distribution rules apply upon the death of the annuitant. If there is more than one annuitant of a Contract held by a non-natural person, then such required distributions will be triggered by the death of the first co-annuitant.


TAXATION OF PAYMENTS IN ANNUITY FORM


When payments are received from the Contract in the form of an annuity, normally the annuity payments are taxable as ordinary income to the extent that payments exceed the portion of the payment determined by applying the exclusion ratio to the entire payment. The exclusion ratio of a Contract is determined at the time the Contract's accumulated value is converted to an annuity form of distribution. Generally, the applicable exclusion ratio is your investment in the Contract divided by the total payments You are expected to receive based on IRS rules which consider such factors, such as the form of annuity and mortality. The excludable portion of each annuity payment is the return of investment in the Contract and it is excludable from your taxable income until your investment in the Contract is fully recovered. We will make this calculation for You. However, it is possible that the IRS could conclude that the taxable portion of income payments under a non-qualified Contract is an amount greater - or less -- than the taxable amount determined by us and reported by us to You and the IRS.

Once You have recovered the investment in the Contract, further annuity payments are fully taxable. If You die before your investment in the Contract is fully recovered, the balance may be deducted on your last tax return, or if annuity payments continue after your death, the balance may be deducted by your beneficiary.

The IRS has not furnished explicit guidance as to how the excludable amount is to be determined each year under variable income annuities that permit transfers between a fixed annuity option and variable investment options, as well as transfers between investment options after the Annuity Starting Date. Once annuity payments have commenced, You may not be able to make transfer withdrawals to another non-qualified annuity contract or a long-term care contract in a tax-free exchange.

If You receive payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age 59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

If the Contract allows, You may elect to convert less than the full value of your Contract to an annuity form of pay-out (i.e., "partial annuitization.") In this case, your investment in the Contract will be pro-rated between the annuitized portion of the Contract and the deferred portion. An exclusion ratio will apply to the annuity payments as described above, provided the annuity form You elect is payable for at least 10 years or for the life of one or more individuals.

3.8% TAX ON NET INVESTMENT INCOME

   (1)   Federal tax law imposes a 3.8% Medicare tax on the lesser of:

   (2) the taxpayer's "net investment income," (from non-qualified annuities, interest, dividends, and other investments, offset by specified allowable deductions), or the taxpayer's modified adjusted gross income in excess of a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 otherwise).



                                     FFA-59

"Net investment income" in Item 1 above does not include distributions from tax qualified plans, (i.e., arrangements described in Code Sections 401(a), 403(a), 403(b), 408, 408A or 457(b), but such income will increase modified adjusted gross income in Item 2 above.

You should consult your tax adviser regarding the applicability of this tax to income under your annuity Contract.

PUERTO RICO TAX CONSIDERATIONS

The Puerto Rico Internal Revenue Code of 2011 (the "2011 PR Code") taxes distributions from non-qualified annuity contracts differently than in the U.S.


Distributions that are not in the form of an annuity (including partial surrenders and period certain payments) are treated under the 2011 PR Code first as a return of investment. Therefore, a substantial portion of the amounts distributed generally will be excluded from gross income for Puerto Rico tax purposes until the cumulative amount paid exceeds your tax basis.

The amount of income on annuity distributions in annuity form (payable over your lifetime) is also calculated differently under the 2011 PR Code. Since the U.S. source income generated by a Puerto Rico bona fide resident is subject to U.S. income tax and the IRS issued guidance in 2004 which indicated that the income from an annuity contract issued by a U.S. life insurer would be considered U.S. source income, the timing of recognition of income from an annuity contract could vary between the two jurisdictions. Although the 2011 PR Code provides a credit against the Puerto Rico income tax for U.S. income taxes paid, an individual may not get full credit because of the timing differences. You should consult with a personal tax adviser regarding the tax consequences of purchasing an annuity Contract and/or any proposed distribution, particularly a partial distribution or election to annuitize if You are a resident of Puerto Rico.


QUALIFIED ANNUITY CONTRACTS

INTRODUCTION

The Contract may be purchased through certain types of retirement plans that receive favorable treatment under the Code ("tax qualified plans"). Tax-qualified plans include arrangements described in Code Sections 401(a), 401(k), 403(a), 403(b) or tax sheltered annuities ("TSA"), 408 or "IRAs" (including SEP and SIMPLE IRAs), 408A or "Roth IRAs" or 457 (b) or 457(b) governmental plans. Extensive special tax rules apply to qualified plans and to the annuity Contracts used in connection with these plans. Therefore, the following discussion provides only general information about the use of the Contract with the various types of qualified plans. Adverse tax consequences may result if You do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

The rights to any benefit under the plan will be subject to the terms and conditions of the plan itself as well as the terms and conditions of the Contract.

We exercise no control over whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular individual is entitled to participate or benefit under a plan.

All qualified plans and arrangements receive tax deferral under the Code. Since there are no additional tax benefits in funding such retirement arrangements with an annuity, there should be reasons other than tax deferral for acquiring the annuity within the plan. Such non-tax benefits may include additional insurance benefits, such as the availability of a guaranteed income for life.

A Contract may also be available in connection with an employer's non-qualified deferred compensation Plan and qualified governmental excess benefit arrangement to provide benefits to certain employees in the plan. - The tax rules regarding these plans are complex. - We do not provide tax advice. - Please consult your tax adviser about your particular situation.

ACCUMULATION

The tax rules applicable to qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Both the amount of the contribution that may be made and the tax deduction or exclusion that You may claim for that contribution are limited under qualified plans. See the SAI for a description of qualified plan types and annual current contribution limitations which are subject to change from year-to-year.



                                     FFA-60

Purchase payments or contributions to IRAs or tax qualified retirement plans of an employer may be taken from current income on a before tax basis or after tax basis. Purchase payments made on a "before tax" basis entitle You to a tax deduction or are not subject to current income tax. Purchase payments made on an "after tax" basis do not reduce your taxable income or give You a tax deduction. Contributions may also consist of transfers or rollovers as described below which are not subject to the annual limitations on contributions.

The Contract will accept as a single purchase payment a transfer or rollover from another IRA or rollover from an eligible retirement plan of an employer (i.e., 401(a), 401(k), 403(a), 403(b) or governmental 457(b) plan.) It will also accept a rollover or transfer from a SIMPLE IRA after the taxpayer has participated in such arrangement for at least two years. As part of the single purchase payment, the IRA Contract will also accept an IRA contribution subject to the Code limits for the year of purchase.

For income annuities established in accordance with a distribution option under a retirement plan of an employer (e.g., 401(a), 401(k), 403(a), 403(b) or 457(b) plan), the Contract will only accept as its single purchase payment a transfer from such employer retirement plan.

TAXATION OF ANNUITY DISTRIBUTIONS

If contributions are made on a "before tax" basis, You generally pay income taxes on the full amount of money You withdraw as well as income earned under the Contract. Withdrawals attributable to any after-tax contributions are your basis in the Contract and not subject to income tax (except for the portion of the withdrawal allocable to earnings). Under current Federal income tax rules, the taxable portion of distributions under annuity contracts and qualified plans (including IRAs) is not eligible for the reduced tax rate applicable to long-term capital gains and qualifying dividends.

If You meet certain requirements, your Roth IRA, Roth 403(b) and Roth 401(k) earnings are free from Federal income taxes.

With respect to IRA Contracts, we will withhold a portion of the taxable amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

WITHDRAWALS PRIOR TO AGE 59 1/2

A taxable withdrawal or distribution from a qualified plan which is subject to income tax may also be subject to a 10% Federal income tax penalty for "early" distribution if taken prior to age 59 1/2, unless an exception described below applies. The penalty rate is 25% for SIMPLE plan Contracts if the distribution occurs within the first 2 years of your participation in the plan.

These exceptions include distributions made:

   (a)        on account of your death or disability, or

   (b) as part of a series of substantially equal periodic payments payable for your life or joint lives of You and your designated beneficiary and You are separated from employment.

If You receive systematic payments that You intend to qualify for the "substantially equal periodic payments" exception noted above, any modifications (except due to death or disability) to your payment before age
59 1/2 or within five years after beginning these payments, whichever is later, will result in the retroactive imposition of the 10% Federal income tax penalty with interest. Such modifications may include additional purchase payments or withdrawals (including tax-free transfers or rollovers of income payments) from the Contract.

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

The 10% Federal income tax penalty on early distribution does not apply to governmental 457(b) plan Contracts. - However, it does apply to distributions from 457(b) plans of employers which are state or local governments to the extent that the distribution is attributable to rollovers accepted from other types of eligible retirement plans.



                                     FFA-61

In addition to death, disability and as part of a series of substantially equal periodic payments as indicated above, a withdrawal or distribution from an IRA (including SEPs and SIMPLEs and Roth IRAs) will avoid the penalty (1) if the distribution is to pay deductible medical expenses; (2) if the distribution is to pay IRS levies (and made after December 31, 1999); (3) if the distribution -is used to pay for medical insurance (if You are unemployed), qualified higher education expenses, or for a qualified first time home purchase up to $10,000. -Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above.

ROLLOVERS

Your Contract is non-forfeitable (i.e., not subject to the claims of your creditors) and non-transferable (i.e., You may not transfer it to someone else).

Nevertheless, Contracts held in certain employer plans subject to ERISA may be transferred in part pursuant to a QDRO.

Under certain circumstances, You may be able to transfer amounts distributed from your Contract to another eligible retirement plan or IRA. For 457(b) plans maintained by non-governmental employers, if certain conditions are met, amounts may be transferred into another 457(b) plan maintained by a non-governmental employer.

Rollovers and direct transfers from a SIMPLE IRA can only be made to another SIMPLE IRA or account during the first two years that You participate in the SIMPLE IRA plan. - After this two year period, rollovers and transfers may be made from your SIMPLE IRA into a Traditional IRA or account, as well as into another SIMPLE IRA.

Generally, a distribution may be eligible for rollover. Certain types of distributions cannot be rolled over, such as distributions received on account of:

   (a)        minimum distribution requirements, or

   (b)        financial hardship.

20% WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS

For certain qualified employer plans, we are required to withhold 20% of the taxable portion of your withdrawal that constitutes an "eligible rollover distribution" for Federal income taxes. The amount we withhold is determined by the Code. You may avoid withholding if You assign or transfer a withdrawal from this Contract directly into another qualified plan or IRA. Similarly, You may be able to avoid withholding on a transfer into this Contract from an existing qualified plan You may have with another provider by arranging to have the transfer made directly to us. For taxable withdrawals that are not "eligible rollover distributions," the Code requires different withholding rules which determine the withholding amounts.

DEATH BENEFITS

The death benefit is taxable to the recipient in the same manner as if paid to the Contract owner or plan participant (under the rules for withdrawals or income payments, whichever is applicable).

Distributions required from a qualified annuity Contract following your death depend on whether You die before You had converted your Contract to an annuity form and started taking annuity payments (your Annuity Starting Date). If You die on or after your Annuity Starting Date, the remaining portion of the interest in the Contract must be distributed at least as rapidly as under the method of distribution being used as of the date of death. If You die before your Annuity Starting Date, the entire interest in the Contract must be distributed within five (5) years after the date of death, or as periodic payments over a period not extending beyond the life or life expectancy of the designated beneficiary (provided such payments begin within one year of your death). Your designated beneficiary is the person to whom benefit rights under the Contract pass by reason of death; the beneficiary must be a natural person in order to elect a periodic payment option based on life expectancy or a period exceeding five years. For required minimum distributions following the death of the annuitant of a qualified Contract, the five-year rule is applied without regard to calendar year 2009. For instance, for a contract owner who died in 2007, the five-year period would end in 2013 instead of 2012. The required minimum distribution rules are complex, so consult your tax adviser because the application of these rules to your particular circumstances may have been impacted by the 2009 required minimum distribution waiver.



                                     FFA-62

Additionally, if the annuity is payable to (or for the benefit of) your surviving spouse, that portion of the Contract may be continued with your spouse as the owner. If your spouse is your beneficiary, and your Contract permits, your spouse may delay the start of these payments until December 31 of the year in which You would have reached age 70 1/2.

If your spouse is your beneficiary, your spouse may be able to rollover the death proceeds into another eligible retirement plan in which he or she participates, if permitted under the receiving plan. Alternatively, if your spouse is your sole beneficiary, he or she may elect to rollover the death proceeds into his or her own IRA.

If your beneficiary is not your spouse and your plan and Contract permit, your beneficiary may be able to rollover the death proceeds via a direct trustee-to-trustee transfer into an inherited IRA. However, a non-spouse beneficiary may not treat the inherited IRA as his or her own IRA.

Additionally, for Contracts issued in connection with qualified plans subject to ERISA, the spouse or ex-spouse of the owner may have rights in the Contract. In such a case, the owner may need the consent of the spouse or ex-spouse to change annuity options or make a withdrawal from the Contract.


REQUIRED MINIMUM DISTRIBUTIONS


Generally, You must begin receiving retirement plan withdrawals by April 1 following the latter of:

   (a)        the calendar year in which You reach age 70 1/2, or

   (b) the calendar year You retire, provided You do not own more than 5% of your employer.

For IRAs (including SEPs and SIMPLEs), You must begin receiving withdrawals by April 1 of the year after You reach age 70 1/2 even if You have not retired.

A tax penalty of 50% applies to the amount by which the required minimum distribution exceeds the actual distribution.

You may not satisfy minimum distributions for one employer's qualified plan (i.e., 401(a), 403(a), 457(b)) with distributions from another qualified plan of the same or a different employer. However, an aggregation rule does apply in the case of IRAs (including SEPs and SIMPLEs). or 403(b) plans. The minimum required distribution is calculated with respect to each IRA, but the aggregate distribution may be taken from any one or more of your IRAs/SEPs. Similarly, the amount of required minimum distribution is calculated separately with respect to each 403(b) arrangement, but the aggregate amount of the required distribution may be taken from any one or more of the your 403(b) plan contracts. -

Complex rules apply to the calculation of these withdrawals. In general, income tax regulations permit income payments to increase based not only with respect to the investment experience of the Portfolios but also with respect to actuarial gains.

The regulations also require that the value of benefits under a deferred annuity including certain death benefits in excess of Contract value must be added to the amount credited to your account in computing the amount required to be distributed over the applicable period. We will provide You with additional information regarding the amount that is subject to minimum distribution under this rule. You should consult your own tax adviser as to how these rules affect your own distribution under this rule.

If You intend to receive your minimum distributions which are payable over the joint lives of You and a beneficiary who is not your spouse (or over a period not exceeding the joint life expectancy of You and your non-spousal beneficiary), be advised that Federal tax rules may require that payments be made over a shorter period or may require that payments to the beneficiary be reduced after your death to meet the minimum distribution incidental benefit rules and avoid the 50% excise tax. You should consult your own tax adviser as to how these rules affect your own Contract.

Required minimum distribution rules that apply to other types of IRAs while You are alive do not apply to Roth IRAs. However, in general, the same rules with respect to minimum distributions required to be made to a beneficiary after your death under other IRAs do apply to Roth IRAs.


ADDITIONAL INFORMATION REGARDING TSA (ERISA AND NON-ERISA) 403(B) -

SPECIAL RULES REGARDING EXCHANGES -


                                     FFA-63

In order to satisfy tax regulations, contract exchanges within a 403(b) plan after September 24, 2007, must, at a minimum, meet the following requirements:
(1) the plan must allow the exchange; (2) the exchange must not result in a reduction in a participant's or a beneficiary's accumulated benefit: (3) the receiving contract includes distribution restrictions that are no less stringent than those imposed on the contract being exchanged; and (4) if the issuer receiving the exchanges is not part of the plan, the employer enters into an agreement with the issuer to provide information to enable the contract provider to comply with Code requirements. - Such information would include details concerning severance from employment, hardship withdrawals, loans and tax basis. - You should consult your tax or legal counsel for any advice relating to Contract exchanges or any other matter relating to these regulations.

WITHDRAWALS

If You are under age 59 1/2, You generally cannot withdraw money from your TSA Contract unless the withdrawal:

   (a) Related to purchase payments made prior to 1989 and pre-1989 earnings -on those purchase payments;

   (b) Is exchanged to another permissible investment under your 403(b) plan;

   (c) Relates to contributions to an annuity contract that are not salary reduction elective deferrals , if your plan allows it;

   (d) Occurs after You die, leave your job or become disabled (as defined by the Code);

   (e) Is for financial hardship (but only to the extent of elective deferrals), if your plan allows it;

   (f) Relates to distributions attributable to certain TSA plan terminations, if the conditions of the Code are met;

   (g)        Relates to rollover or after-tax contributions; or

   (h) Is for the purchase of permissive service credit under a governmental defined benefit plan.

In addition, a Section 403(b) Contract is permitted to distribute retirement benefits attributable to pre-tax contributions other than elective deferrals to the participant no earlier than upon the earlier of the participant's severance from employment or upon the prior occurrence of some event, such as after a fixed number of years, the attainment of a stated age or disability.


ADDITIONAL INFORMATION REGARDING IRAS

PURCHASE PAYMENTS

Traditional IRA purchase payments (except for permissible rollovers and direct transfers) are generally not permitted after You attain age 70 1/2. Except for permissible rollovers and direct transfers, purchase payments for individuals are limited in the aggregate to the lesser of 100% of compensation or the deductible amount established each year under the Code. A purchase payment up to the deductible amount can also be made for a non-working spouse provided the couple's compensation is at least equal to their aggregate contributions. Individuals age 50 and older are permitted to make additional "catch-up" contributions if they have sufficient compensation. If You or your spouse are an active participant in a retirement plan of an employer, your deductible contributions may be limited. If You exceed purchase payment limits You may be subject to a tax penalty.

Roth IRA purchase payments for individuals are non-deductible (made on an "after tax" basis) and are limited to the lesser of 100% of compensation or the annual deductible IRA amount. Individuals age 50 and older can make an additional "catch-up" purchase payment each year (assuming the individual has sufficient compensation). You may contribute up to the annual purchase payment limit if your modified adjusted gross income does not exceed certain limits. You can contribute to a Roth IRA after age 70 1/2. If You exceed purchase payment limits, You may be subject to a tax penalty.

WITHDRAWALS

If and to the extent that Traditional IRA purchase payments are made on an "after tax" basis, withdrawals would be included in income except for the portion that represents a return of non-deductible purchase payments. This portion is generally determined based upon the ratio of all non-deductible purchase payments to the total value of all your Traditional IRAs (including SEP IRAs and SIMPLE IRAs). We withhold a portion of the amount of your withdrawal for income taxes, unless You elect otherwise. The amount we withhold is determined by the Code.

Generally, withdrawal of earnings from Roth IRAs are free from Federal income tax if (1) they are made at least five taxable years after your first purchase payment to a Roth IRA; and (2) they are made on or after the date You reach



                                     FFA-64
age 59 1/2 and upon your death, disability or qualified first-home purchase (up to $10,000). Withdrawals from a Roth IRA are made first from purchase payments and then from earnings. We may be required to withhold a portion of your withdrawal for income taxes, unless You elect otherwise. The amount will be determined by the Code.

CONVERSION

Traditional IRAs may be converted to Roth IRAs. Except to the extent You have non-deductible contributions, the amount converted from an existing Traditional IRA into a Roth IRA is taxable. Generally, the 10% Federal income tax penalty does not apply. However, the taxable amount to be converted must be based on the fair market value of the entire annuity contract being converted into a Roth IRA. Such fair market value, in general, is to be determined by taking into account the value of all benefits (both living benefits and death benefits) in addition to the Account Balance; as well as adding back certain loads and charges incurred during the prior twelve month period. Your Contract may include such benefits and applicable charges. Accordingly, if You are considering such conversion of your annuity Contract, please consult your tax adviser. The taxable amount may exceed the Account Balance at the date of conversion.

A Roth IRA Contract may also be re-characterized as a Traditional IRA, if certain conditions are met. Please consult your tax adviser.

DISTINCTION FOR PUERTO RICO CODE -

An annuity Contract may be purchased by an employer for an employee under a qualified pension, profit sharing, stock bonus, annuity, or a "cash or deferred" arrangement plan established pursuant to Section 1081.01 of the 2011 PR Code. - To be tax qualified under the 2011 PR Code, a plan must comply with the requirements of Section 1081.01(a) of the 2011 PR Code which includes certain participation requirements, among other requirements. - A trust created to hold assets for a qualified plan is exempt from tax on its investment income.

CONTRIBUTIONS

The employer is entitled to a current income tax deduction for contributions made to a qualified plan, subject to statutory limitations on the amount that may be contributed each year. - The plan contributions by the employer are not required to be included in the current income of the employee.

DISTRIBUTIONS

Any amount received or made available to the employee under the qualified plan is includible in the gross income of the employee in the taxable year in which received or made available. In such case, the amount paid or contributed by the employer shall not constitute consideration paid by the employee for the Contract for purposes of determining the amount of annuity payments required to be included in the employee's gross income. - Thus, amounts actually distributed or made available to any employee under the qualified plan will be included in their entirety in the employee's gross income. - Lump-sum proceeds from a Puerto Rico qualified retirement plan due to separation from service will generally be taxed at a 20% capital gain tax rate to be withheld at the source. - A special rate of 10% may apply instead, if the plan satisfies the following requirements: -

   (1) the plan's trust is organized under the laws of Puerto Rico, or has a Puerto Rico resident trustee and uses such trustee as paying agent; and -

   (2) 10% of all plan's trust assets (calculated based on the average balance of the investments of the trust) attributable to participants who are Puerto Rico residents must be invested in "property located in Puerto Rico" for a three-year period.

If these two requirements are not satisfied, the distribution will generally be subject to the 20% tax rate. - The three-year period includes the year of the distribution and the two immediately preceding years. - In the case of a defined contribution plan that maintains separate accounts for each participant, the described 10% investment requirement may be satisfied in the accounts of a participant that chooses to invest in such fashion rather than at the trust level. - Property located in Puerto Rico includes shares of stock of a Puerto Rico registered investment company, fixed or variable annuities issued by a domestic insurance company or by a foreign insurance corporation that derives more than 80% of its gross income from sources within Puerto Rico and bank deposits. The PR 2011 Code does not impose a penalty tax in cases of early (premature) distributions from a qualified plan.

ROLLOVER


                                     FFA-65

Deferral of the recognition of income continues upon the receipt of a distribution by a participant from a qualified plan, if the distribution is contributed to another qualified retirement plan or traditional individual retirement account for the employee's benefit no later than sixty (60) days after the distribution.

ERISA CONSIDERATIONS

In the context of a Puerto Rico qualified retirement plan trust, the IRS has recently held that the transfer of assets and liabilities from a qualified retirement plan trust under the Code to that type of plan would generally be treated as a distribution includible in gross income for U.S. income tax purposes even if the Puerto Rico retirement plan is a plan described in ERISA
Section 1022(i)(1). By contrast, a transfer from a qualified retirement plan trust under the Code to a Puerto Rico qualified retirement plan trust that has made an election under ERISA Section 1022(i)(2) is not treated as a distribution from the transferor plan for U.S. income tax purposes because a Puerto Rico retirement plan that has made an election under ERISA Section 1022(i)(2) is treated as a qualified retirement plan for purposes Code Section 401(a). The IRS has determined that the above described rules prescribing the inclusion in income of transfers of assets and liabilities to a Puerto Rico retirement plan trust described in ERISA Section 1022(i)(1) would be applicable to transfers taking effect after December 31, 2012.

Similar to the IRS in Revenue Ruling 2013-17, the U.S. Department of Labor issued DOL Technical Release No. 2013-04 on September 18, 2013, providing that, where the Secretary of Labor has authority to regulate with respect to the provisions of ERISA dealing with the use of the term "spouse", spouse will be read to refer to any individuals who are lawfully married under any state law, including same-sex spouses, and without regard to whether their state of domicile recognizes same-sex marriage. Thus, for ERISA purposes as well as Federal tax purposes, an employee benefit plan participant who marries a person of the same sex in a jurisdiction that recognizes same-sex marriage will continue to be treated as married even if the couple moves to a jurisdiction, like Puerto Rico, that does not recognize same-sex marriage.




                               LEGAL PROCEEDINGS
--------------------------------------------------------------------------------
In the ordinary course of business, MetLife, similar to other life insurance companies, is involved in lawsuits (including class action lawsuits), arbitrations and other legal proceedings. Also, from time to time, state and Federal regulators or other officials conduct formal and informal examinations or undertake other actions dealing with various aspects of the financial services and insurance industries. In some legal proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made.

It is not possible to predict with certainty the ultimate outcome of any pending legal proceeding or regulatory action. However, MetLife does not believe any such action or proceeding will have a material adverse effect upon the Separate Account or upon the ability of MLIDC to perform its contract with the Separate Account or of MetLife to meet its obligations under the Contracts.



                                     FFA-66

                                  APPENDIX A
--------------------------------------------------------------------------------
                               PREMIUM TAX TABLE


If You are a resident of one of the following jurisdictions, the percentage amount listed by that jurisdiction is the premium tax rate applicable to your Deferred Annuity or Income Annuity.



                                          NON-QUALIFIED
                            QUALIFIED       DEFERRED
                            DEFERRED        ANNUITIES
                           AND INCOME      AND INCOME
                            ANNUITIES       ANNUITIES
                          ------------   --------------
California(1)..........      0.5%            2.35%
Florida(2).............      1.0%             1.0%
Maine(3)...............      0.0%             2.0%
Nevada(4)..............      0.0%             3.5%
Puerto Rico(5).........      1.0%             1.0%
South Dakota(6)........      0.0%            1.25%
West Virginia..........      1.0%             1.0%
Wyoming(4).............      0.0%             1.0%


------------

1 California applies the qualified tax rate to plans that qualify under the following Code Sections: 401(a), 403(b), 404, 408(b), and 501(a).

2 Annuity premiums are exempt from taxation provided the tax savings are passed back to the contract holders. Otherwise, they are taxable at 1%.

3  Maine applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 403(b), 404, 408, 457 and 501.
4  Nevada and Wyoming apply the qualified tax rate to plans that qualify under the following Code Sections: 401, 403, 404, 408, 457 and 501.
5 We will no deduct premium taxes paid by us to Puerto Rico from purchase payments, Account Balances, withdrawals, death benefits or income payments.
6 Special rate applies for large case annuity policies. Rate is 8/100 of 1% for that portion of the annuity considerations received on a contract exceeding $500,000 annually. Special rate on large case policies is not subject to retaliation. South Dakota applies the qualified tax rate to plans that qualify under the following Code Sections: 401, 403(b), 404, 408, 457, and 501(a).


                                     FFA-67

                                 APPENDIX A-1
--------------------------------------------------------------------------------
                ADDITIONAL INFORMATION REGARDING THE PORTFOLIOS


The Portfolios below were subject to a merger or name change. The chart identifies the former name and new name of each of these Portfolios.


PORTFOLIO MERGERS



               FORMER PORTFOLIO                             NEW PORTFOLIO
--------------------------------------------- ----------------------------------------
MET INVESTORS FUND                            MET INVESTORS FUND
 ClearBridge Aggressive Growth Portfolio II   ClearBridge Aggressive Growth Portfolio
MET INVESTORS FUND                            METROPOLITAN FUND
 MetLife Growth Strategy Portfolio            MetLife Asset Allocation 80 Portfolio


PORTFOLIO NAME CHANGES



                    FORMER PORTFOLIO                                    NEW PORTFOLIO
-------------------------------------------------------- -------------------------------------------
MET INVESTORS FUND                                       MET INVESTORS FUND
 BlackRock Large Cap Core Portfolio                      WMC Large Cap Research Portfolio
 Janus Forty Portfolio                                   ClearBridge Aggressive Growth Portfolio II
 Lord Abbett Mid Cap Value Portfolio                     Invesco Mid Cap Value Portfolio
 MetLife Aggressive Strategy Portfolio                   MetLife Asset Allocation 100 Portfolio
METROPOLITAN FUND                                        METROPOLITAN FUND
 BlackRock Diversified Portfolio                         WMC Balanced Portfolio
 Davis Venture Value Portfolio                           WMC Core Equity Opportunities Portfolio
 MetLife Conservative Allocation Portfolio               MetLife Asset Allocation 20 Portfolio
 MetLife Conservative to Moderate Allocation Portfolio   MetLife Asset Allocation 40 Portfolio
 MetLife Moderate Allocation Portfolio                   MetLife Asset Allocation 60 Portfolio
 MetLife Moderate to Aggressive Allocation Portfolio     MetLife Asset Allocation 80 Portfolio



                                     FFA-68

                                  APPENDIX B
--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for Enhanced Preference Plus Deferred Annuities for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008    10.00
                                                                                 2009     7.03
                                                                                 2010     9.01
                                                                                 2011    10.01
                                                                                 2012     9.70
                                                                                 2013    10.91
American Funds Bond Investment Division (Class 2) (5/1/2006).................... 2006    15.44
                                                                                 2007    16.26
                                                                                 2008    16.64
                                                                                 2009    14.94
                                                                                 2010    16.67
                                                                                 2011    17.57
                                                                                 2012    18.47
                                                                                 2013    19.28
American Funds Global Small Capitalization Investment Division (Class 2)........ 2004    16.80
                                                                                 2005    20.11
                                                                                 2006    24.98
                                                                                 2007    30.70
                                                                                 2008    36.92
                                                                                 2009    17.00
                                                                                 2010    27.16
                                                                                 2011    32.94
                                                                                 2012    26.38
                                                                                 2013    30.88
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008     9.99
                                                                                 2009     6.37
                                                                                 2010     8.47
                                                                                 2011     9.52
                                                                                 2012     8.98
                                                                                 2013    10.34
American Funds Growth Investment Division (Class 2)............................. 2004   126.32
                                                                                 2005   140.76
                                                                                 2006   162.02
                                                                                 2007   176.90
                                                                                 2008   196.86
                                                                                 2009   109.26
                                                                                 2010   150.89
                                                                                 2011   177.40
                                                                                 2012   168.23
                                                                                 2013   196.45
American Funds Growth-Income Investment Division (Class 2)...................... 2004    98.30
                                                                                 2005   107.47
                                                                                 2006   112.67
                                                                                 2007   128.59
                                                                                 2008   133.79
                                                                                 2009    82.37
                                                                                 2010   107.09
                                                                                 2011   118.21
                                                                                 2012   114.96
                                                                                 2013   133.78
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008    10.01
                                                                                 2009     7.70
                                                                                 2010     9.42
                                                                                 2011    10.26
                                                                                 2012    10.18
                                                                                 2013    11.18



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008).....................................................................   7.03               32
                                                                                   9.01               93
                                                                                  10.01              241
                                                                                   9.70              236
                                                                                  10.91              176
                                                                                  12.81              232
American Funds Bond Investment Division (Class 2) (5/1/2006)....................  16.26               20
                                                                                  16.64              181
                                                                                  14.94              164
                                                                                  16.67              169
                                                                                  17.57              200
                                                                                  18.47              203
                                                                                  19.28              202
                                                                                  18.69              193
American Funds Global Small Capitalization Investment Division (Class 2)........  20.11              363
                                                                                  24.98              443
                                                                                  30.70              743
                                                                                  36.92              869
                                                                                  17.00              820
                                                                                  27.16              861
                                                                                  32.94              838
                                                                                  26.38              712
                                                                                  30.88              662
                                                                                  39.25              608
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008).....................................................................   6.37               24
                                                                                   8.47               79
                                                                                   9.52              142
                                                                                   8.98              182
                                                                                  10.34              225
                                                                                  12.81              284
American Funds Growth Investment Division (Class 2)............................. 140.76              178
                                                                                 162.02              168
                                                                                 176.90              259
                                                                                 196.86              274
                                                                                 109.26              286
                                                                                 150.89              304
                                                                                 177.40              304
                                                                                 168.23              285
                                                                                 196.45              257
                                                                                 253.20              239
American Funds Growth-Income Investment Division (Class 2)...................... 107.47              302
                                                                                 112.67              284
                                                                                 128.59              317
                                                                                 133.79              340
                                                                                  82.37              337
                                                                                 107.09              328
                                                                                 118.21              311
                                                                                 114.96              290
                                                                                 133.78              271
                                                                                 176.93              248
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008).....................................................................   7.70               23
                                                                                   9.42               63
                                                                                  10.26              151
                                                                                  10.18              194
                                                                                  11.18              193
                                                                                  12.57              225


                                     FFA-69

                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
Baillie Gifford International Stock Investment Division (Class A)......... 2004   13.76           16.11               904
                                                                           2005   16.11           18.83             1,179
                                                                           2006   18.83           21.73             1,262
                                                                           2007   21.73           23.75             1,095
                                                                           2008   23.75           13.14             1,021
                                                                           2009   13.14           15.91               971
                                                                           2010   15.91           16.90               852
                                                                           2011   16.90           13.41               672
                                                                           2012   13.41           15.88               585
                                                                           2013   15.88           18.17               521
Barclays Aggregate Bond Index Investment Division (Class A) (formerly
Barclays Capital Aggregate Bond Index Investment Division (Class A))...... 2004   13.02           13.42             1,171
                                                                           2005   13.42           13.57             1,266
                                                                           2006   13.57           14.00             1,651
                                                                           2007   14.00           14.82             1,753
                                                                           2008   14.82           15.56             1,497
                                                                           2009   15.56           16.21             1,549
                                                                           2010   16.21           17.03             1,540
                                                                           2011   17.03           18.14             1,425
                                                                           2012   18.14           18.67             1,478
                                                                           2013   18.67           18.06             1,427
BlackRock Bond Income Investment Division (Class A)....................... 2004   45.72           47.30               430
                                                                           2005   47.30           47.99               428
                                                                           2006   47.99           49.64               435
                                                                           2007   49.64           52.26               448
                                                                           2008   52.26           49.99               394
                                                                           2009   49.99           54.21               367
                                                                           2010   54.21           58.18               355
                                                                           2011   58.18           61.42               309
                                                                           2012   61.42           65.44               287
                                                                           2013   65.44           64.32               257
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E))
(5/1/2004)................................................................ 2004   10.07           11.08                12
                                                                           2005   11.08           11.73                 9
                                                                           2006   11.73           12.08                50
                                                                           2007   12.08           14.19                66
                                                                           2008   14.19            8.90                89
                                                                           2009    8.90           12.05               125
                                                                           2010   12.05           14.28               156
                                                                           2011   14.28           12.87               173
                                                                           2012   12.87           14.55               160
                                                                           2013   14.55           19.33               135
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E) and
before that FI Large Cap Investment Division (Class E)) (5/1/2006)........ 2006   18.03           18.30                 3
                                                                           2007   18.30           18.81                 5
                                                                           2008   18.81           10.27                14
                                                                           2009   10.27           10.72                 0
BlackRock Diversified Investment Division (Class A)....................... 2004   40.54           43.58             1,016
                                                                           2005   43.58           44.49               919
                                                                           2006   44.49           48.71               975
                                                                           2007   48.71           51.10               899
                                                                           2008   51.10           38.07               798
                                                                           2009   38.07           44.23               751
                                                                           2010   44.23           48.04               655
                                                                           2011   48.04           49.41               541
                                                                           2012   49.41           55.00               495
                                                                           2013   55.00           65.70               453
BlackRock Large Cap Core Investment Division* (Class A)................... 2007   85.63           86.77               758
                                                                           2008   86.77           54.05               654
                                                                           2009   54.05           63.94               604
                                                                           2010   63.94           71.41               545
                                                                           2011   71.41           71.12               473
                                                                           2012   71.12           80.08               418
                                                                           2013   80.08          106.77               386
BlackRock Large Cap Core Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))........................ 2004   64.49           70.82             1,011
                                                                           2005   70.82           72.67               905
                                                                           2006   72.67           82.15               829
                                                                           2007   82.15           86.35                 0


                                     FFA-70

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
BlackRock Large Cap Value Investment Division (Class E).................... 2004   10.66          11.96                69
                                                                            2005   11.96          12.53                88
                                                                            2006   12.53          14.79               262
                                                                            2007   14.79          15.13               317
                                                                            2008   15.13           9.73               312
                                                                            2009    9.73          10.72               309
                                                                            2010   10.72          11.58               347
                                                                            2011   11.58          11.71               361
                                                                            2012   11.71          13.24               298
                                                                            2013   13.24          17.31               319
Calvert VP SRI Balanced Investment Division................................ 2004   23.66          25.37               458
                                                                            2005   25.37          26.56               306
                                                                            2006   26.56          28.62               291
                                                                            2007   28.62          29.13               265
                                                                            2008   29.13          19.81               228
                                                                            2009   19.81          24.59               203
                                                                            2010   24.59          27.31               190
                                                                            2011   27.31          28.29               166
                                                                            2012   28.29          30.97               152
                                                                            2013   30.97          36.20               143
Calvert VP SRI Mid Cap Growth Investment Division.......................... 2004   24.99          27.07               359
                                                                            2005   27.07          26.92               466
                                                                            2006   26.92          28.51               419
                                                                            2007   28.51          31.11               395
                                                                            2008   31.11          19.35               377
                                                                            2009   19.35          25.31               370
                                                                            2010   25.31          32.96               371
                                                                            2011   32.96          33.41               338
                                                                            2012   33.41          38.65               319
                                                                            2013   38.65          49.73               285
Clarion Global Real Estate Investment Division (Class E) (5/1/2004)........ 2004    9.99          12.88                70
                                                                            2005   12.88          14.48               160
                                                                            2006   14.48          19.74               464
                                                                            2007   19.74          16.65               399
                                                                            2008   16.65           9.61               415
                                                                            2009    9.61          12.85               423
                                                                            2010   12.85          14.79               412
                                                                            2011   14.79          13.86               398
                                                                            2012   13.86          17.32               449
                                                                            2013   17.32          17.78               471
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A))......... 2004    6.87           7.41               215
                                                                            2005    7.41           8.36               214
                                                                            2006    8.36           8.15               353
                                                                            2007    8.15           8.28               331
                                                                            2008    8.28           5.00               318
                                                                            2009    5.00           6.62               340
                                                                            2010    6.62           8.13               336
                                                                            2011    8.13           8.34               429
                                                                            2012    8.34           9.82               452
                                                                            2013    9.82          14.20               577
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))......... 2006    9.82          10.57               100
                                                                            2007   10.57           9.87               108
                                                                            2008    9.87           4.45               118
                                                                            2009    4.45           6.08               123
                                                                            2010    6.08           6.50               134
                                                                            2011    6.50           6.92                 0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A)).......... 2004    8.03           8.85                71
                                                                            2005    8.85           9.41                57
                                                                            2006    9.41           9.87                59


                                     FFA-71

                                                                                                                    NUMBER OF
                                                                                     BEGINNING OF                  ACCUMULATION
                                                                                         YEAR        END OF YEAR   UNITS END OF
                                                                                     ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                           YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
---------------------------------------------------------------------------- ------ -------------- -------------- -------------
ClearBridge Aggressive Growth II Investment Division (Class E) (formerly
Janus Forty Investment Division (Class E)) (4/30/2007)...................... 2007   167.63         206.42                 3
                                                                             2008   206.42         118.71                20
                                                                             2009   118.71         168.16                30
                                                                             2010   168.16         182.42                32
                                                                             2011   182.42         167.25                30
                                                                             2012   167.25         203.18                30
                                                                             2013   203.18         259.45                25
Davis Venture Value Investment Division (Class A)........................... 2004   29.64          32.99                329
                                                                             2005   32.99          36.04                326
                                                                             2006   36.04          40.91                470
                                                                             2007   40.91          42.38                486
                                                                             2008   42.38          25.46                473
                                                                             2009   25.46          33.29                451
                                                                             2010   33.29          36.94                423
                                                                             2011   36.94          35.11                391
                                                                             2012   35.11          39.26                370
                                                                             2013   39.26          52.00                343
Fidelity Equity-Income Investment Division (Initial Class).................. 2004   38.08          42.07              2,736
                                                                             2005   42.07          44.11              2,814
                                                                             2006   44.11          52.52              2,516
                                                                             2007   52.52          52.82              2,280
                                                                             2008   52.82          30.00              1,908
                                                                             2009   30.00          38.70              1,765
                                                                             2010   38.70          44.15              1,632
                                                                             2011   44.15          44.16              1,386
                                                                             2012   44.16          51.32              1,271
                                                                             2013   51.32          65.15              1,180
Fidelity Growth Investment Division (Initial Class)......................... 2004   36.12          36.99              3,694
                                                                             2005   36.99          38.77              3,645
                                                                             2006   38.77          41.03              3,115
                                                                             2007   41.03          51.61              2,815
                                                                             2008   51.61          27.01              2,438
                                                                             2009   27.01          34.32              2,292
                                                                             2010   34.32          42.22              2,111
                                                                             2011   42.22          41.91              1,783
                                                                             2012   41.91          47.61              1,633
                                                                             2013   47.61          64.31              1,489
Fidelity Investment Grade Bond Investment Division (Initial Class).......... 2004   22.16          22.93                803
                                                                             2005   22.93          23.22                895
                                                                             2006   23.22          24.00                809
                                                                             2007   24.00          24.80                841
                                                                             2008   24.80          23.77                730
                                                                             2009   23.77          27.25                794
                                                                             2010   27.25          29.11                761
                                                                             2011   29.11          30.95                691
                                                                             2012   30.95          32.46                686
                                                                             2013   32.46          31.59                527
Fidelity Overseas Investment Division (Initial Class)....................... 2004   19.67          22.14              1,164
                                                                             2005   22.14          26.12              1,303
                                                                             2006   26.12          30.55              1,300
                                                                             2007   30.55          35.50              1,276
                                                                             2008   35.50          33.46                  0
Frontier Mid Cap Growth Investment Division (Class A) (formerly BlackRock
Aggressive Growth Investment Division (Class A))............................ 2004   38.45          43.03              1,507
                                                                             2005   43.03          47.18              1,356
                                                                             2006   47.18          49.89              1,235
                                                                             2007   49.89          59.58              1,096
                                                                             2008   59.58          32.03              1,008
                                                                             2009   32.03          47.42                941
                                                                             2010   47.42          54.16                857
                                                                             2011   54.16          52.04                697
                                                                             2012   52.04          57.21                631
                                                                             2013   57.21          75.25                576


                                     FFA-72

                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
Harris Oakmark International Investment Division (Class E).................... 2004   11.90          14.22                147
                                                                               2005   14.22          16.10                296
                                                                               2006   16.10          20.57                634
                                                                               2007   20.57          20.18                664
                                                                               2008   20.18          11.82                563
                                                                               2009   11.82          18.19                652
                                                                               2010   18.19          20.99                657
                                                                               2011   20.99          17.86                638
                                                                               2012   17.86          22.87                666
                                                                               2013   22.87          29.60                712
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A)).................................. 2012   27.85          28.75                756
                                                                               2013   28.75          37.21                657
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A)).................................. 2004   18.57          22.60                878
                                                                               2005   22.60          25.14                942
                                                                               2006   25.14          27.76              1,116
                                                                               2007   27.76          28.44              1,072
                                                                               2008   28.44          14.83                963
                                                                               2009   14.83          21.76                961
                                                                               2010   21.76          27.23                946
                                                                               2011   27.23          25.25                827
                                                                               2012   25.25          27.98                  0
Invesco Small Cap Growth Investment Division (Class E)........................ 2004   11.76          12.42                 29
                                                                               2005   12.42          13.34                 29
                                                                               2006   13.34          15.10                 53
                                                                               2007   15.10          16.63                 57
                                                                               2008   16.63          10.10                 62
                                                                               2009   10.10          13.40                 75
                                                                               2010   13.40          16.77                 64
                                                                               2011   16.77          16.45                 69
                                                                               2012   16.45          19.28                 69
                                                                               2013   19.28          26.81                104
Jennison Growth Investment Division (Class A)................................. 2005    4.18           5.06                317
                                                                               2006    5.06           5.15                416
                                                                               2007    5.15           5.70                431
                                                                               2008    5.70           3.59                460
                                                                               2009    3.59           4.98                477
                                                                               2010    4.98           5.50                475
                                                                               2011    5.50           5.48                429
                                                                               2012    5.48           6.29                611
                                                                               2013    6.29           8.53                550
Jennison Growth Investment Division (Class A) (formerly Met/Putnam
Voyager Investment Division (Class A))........................................ 2004    4.36           4.53                312
                                                                               2005    4.53           4.14                280
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class E) (5/1/2005))................ 2005   10.02          10.93                  3
                                                                               2006   10.93          11.66                 31
                                                                               2007   11.66          13.22                 48
                                                                               2008   13.22           7.08                 59
                                                                               2009    7.08          10.09                 74
                                                                               2010   10.09          10.94                 88
                                                                               2011   10.94          10.72                 78
                                                                               2012   10.72          12.07                  0
Loomis Sayles Global Markets Investment Division (Class B) (4/29/2013)........ 2013   13.32          14.68                 84
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008)................ 2008    9.99           8.01                 10
                                                                               2009    8.01          10.14                 24
                                                                               2010   10.14          11.23                 23
                                                                               2011   11.23          11.37                 56
                                                                               2012   11.37          12.67                 79
                                                                               2013   12.67          13.24                  0


                                     FFA-73

                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
Loomis Sayles Small Cap Core Investment Division (Class A)...................... 2004   24.70
                                                                                 2005   28.47
                                                                                 2006   30.16
                                                                                 2007   34.86
                                                                                 2008   38.64
                                                                                 2009   24.54
                                                                                 2010   31.66
                                                                                 2011   40.00
                                                                                 2012   39.86
                                                                                 2013   45.23
Loomis Sayles Small Cap Growth Investment Division (Class A).................... 2004    9.05
                                                                                 2005    9.99
                                                                                 2006   10.36
                                                                                 2007   11.29
                                                                                 2008   11.69
                                                                                 2009    6.81
                                                                                 2010    8.77
                                                                                 2011   11.44
                                                                                 2012   11.67
                                                                                 2013   12.86
Lord Abbett Bond Debenture Investment Division (Class A)........................ 2004   12.83
                                                                                 2005   13.78
                                                                                 2006   13.90
                                                                                 2007   15.05
                                                                                 2008   15.93
                                                                                 2009   12.88
                                                                                 2010   17.49
                                                                                 2011   19.61
                                                                                 2012   20.37
                                                                                 2013   22.84
Met/Artisan Mid Cap Value Investment Division (Class A)......................... 2004   32.63
                                                                                 2005   35.53
                                                                                 2006   38.71
                                                                                 2007   43.13
                                                                                 2008   39.80
                                                                                 2009   21.28
                                                                                 2010   29.85
                                                                                 2011   34.02
                                                                                 2012   35.98
                                                                                 2013   39.87
Met/Franklin Low Duration Total Return Investment Division (Class B)............ 2011    9.98
                                                                                 2012    9.79
                                                                                 2013   10.13
MetLife Aggressive Strategy Investment Division (Class A) (5/2/2011)............ 2011   12.70
                                                                                 2012   10.93
                                                                                 2013   12.67
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 2005    9.99
                                                                                 2006   11.20
                                                                                 2007   12.87
                                                                                 2008   13.20
                                                                                 2009    7.80
                                                                                 2010   10.20
                                                                                 2011   11.71
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 2005    9.99
                                                                                 2006   10.34
                                                                                 2007   10.99
                                                                                 2008   11.51
                                                                                 2009    9.79
                                                                                 2010   11.71
                                                                                 2011   12.80
                                                                                 2012   13.12
                                                                                 2013   14.23



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
Loomis Sayles Small Cap Core Investment Division (Class A)...................... 28.47                103
                                                                                 30.16                 94
                                                                                 34.86                155
                                                                                 38.64                179
                                                                                 24.54                176
                                                                                 31.66                183
                                                                                 40.00                177
                                                                                 39.86                174
                                                                                 45.23                170
                                                                                 63.19                179
Loomis Sayles Small Cap Growth Investment Division (Class A)....................  9.99                119
                                                                                 10.36                126
                                                                                 11.29                205
                                                                                 11.69                186
                                                                                  6.81                195
                                                                                  8.77                186
                                                                                 11.44                194
                                                                                 11.67                215
                                                                                 12.86                190
                                                                                 18.94                245
Lord Abbett Bond Debenture Investment Division (Class A)........................ 13.78                341
                                                                                 13.90                408
                                                                                 15.05                562
                                                                                 15.93                647
                                                                                 12.88                617
                                                                                 17.49                629
                                                                                 19.61                608
                                                                                 20.37                543
                                                                                 22.84                603
                                                                                 24.47                632
Met/Artisan Mid Cap Value Investment Division (Class A)......................... 35.53                451
                                                                                 38.71                559
                                                                                 43.13                558
                                                                                 39.80                484
                                                                                 21.28                431
                                                                                 29.85                419
                                                                                 34.02                387
                                                                                 35.98                377
                                                                                 39.87                334
                                                                                 54.05                300
Met/Franklin Low Duration Total Return Investment Division (Class B)............  9.79                 12
                                                                                 10.13                 51
                                                                                 10.15                190
MetLife Aggressive Strategy Investment Division (Class A) (5/2/2011)............ 10.93                956
                                                                                 12.67              1,025
                                                                                 16.29              1,014
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 11.20                 11
                                                                                 12.87                171
                                                                                 13.20                336
                                                                                  7.80                526
                                                                                 10.20                723
                                                                                 11.71                938
                                                                                 12.73                  0
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 10.34                 15
                                                                                 10.99                 75
                                                                                 11.51                297
                                                                                  9.79                332
                                                                                 11.71                380
                                                                                 12.80                464
                                                                                 13.12                490
                                                                                 14.23                628
                                                                                 14.74                447


                                     FFA-74

                                                                                                                       NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
                                                                                        ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Conservative to Moderate Allocation Investment Division (Class A)
(5/1/2005)..................................................................... 2005    9.99          10.57                 33
                                                                                2006   10.57          11.49                223
                                                                                2007   11.49          11.96                430
                                                                                2008   11.96           9.31                529
                                                                                2009    9.31          11.44                691
                                                                                2010   11.44          12.67              1,045
                                                                                2011   12.67          12.71              1,289
                                                                                2012   12.71          14.07              1,481
                                                                                2013   14.07          15.49              1,576
MetLife Growth Strategy Investment Division (Class B) (4/29/2013).............. 2013   11.89          13.60                 27
MetLife Growth Strategy Investment Division (Class B) (formerly Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (4/28/2008)......... 2008    9.99           7.05                  3
                                                                                2009    7.05           8.98                 14
                                                                                2010    8.98           9.79                 16
                                                                                2011    9.79           9.53                 23
                                                                                2012    9.53          10.96                 30
                                                                                2013   10.96          11.82                  0
MetLife Mid Cap Stock Index Investment Division (Class A)...................... 2004   11.73          13.48                811
                                                                                2005   13.48          14.99                872
                                                                                2006   14.99          16.35              1,291
                                                                                2007   16.35          17.46              1,299
                                                                                2008   17.46          11.04              1,269
                                                                                2009   11.04          14.98              1,296
                                                                                2010   14.98          18.74              1,260
                                                                                2011   18.74          18.21              1,189
                                                                                2012   18.21          21.22              1,127
                                                                                2013   21.22          27.99              1,105
MetLife Moderate Allocation Investment Division (Class A) (5/1/2005)........... 2005    9.99          10.79                117
                                                                                2006   10.79          11.99                589
                                                                                2007   11.99          12.42              1,302
                                                                                2008   12.42           8.80              1,718
                                                                                2009    8.80          11.06              2,113
                                                                                2010   11.06          12.44              2,409
                                                                                2011   12.44          12.18              2,647
                                                                                2012   12.18          13.69              3,048
                                                                                2013   13.69          16.04              3,373
MetLife Moderate to Aggressive Allocation Investment Division (Class A)
(5/1/2005)..................................................................... 2005    9.99          11.02                 51
                                                                                2006   11.02          12.50                574
                                                                                2007   12.50          12.90              1,213
                                                                                2008   12.90           8.31              1,607
                                                                                2009    8.31          10.65              2,142
                                                                                2010   10.65          12.12              2,566
                                                                                2011   12.12          11.58              2,806
                                                                                2012   11.58          13.29              3,038
                                                                                2013   13.29          16.39              3,170
MetLife Stock Index Investment Division (Class A).............................. 2004   37.71          41.29              5,517
                                                                                2005   41.29          42.80              4,020
                                                                                2006   42.80          48.96              4,043
                                                                                2007   48.96          51.03              3,746
                                                                                2008   51.03          31.80              3,367
                                                                                2009   31.80          39.76              3,167
                                                                                2010   39.76          45.23              3,028
                                                                                2011   45.23          45.63              2,563
                                                                                2012   45.63          52.32              2,280
                                                                                2013   52.32          68.43              2,035
MFS(R) Research International Investment Division (Class A).................... 2004   10.04          11.90                122
                                                                                2005   11.90          13.77                158
                                                                                2006   13.77          17.31                383
                                                                                2007   17.31          19.48                428
                                                                                2008   19.48          11.14              2,486
                                                                                2009   11.14          14.56              2,360
                                                                                2010   14.56          16.11              2,133
                                                                                2011   16.11          14.29              1,816
                                                                                2012   14.29          16.56              1,669
                                                                                2013   16.56          19.62              1,525


                                     FFA-75

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
MFS(R) Total Return Investment Division (Class A) (5/1/2004)............... 2004   33.30          36.38              1,276
                                                                            2005   36.38          37.16              1,466
                                                                            2006   37.16          41.31              1,337
                                                                            2007   41.31          42.71              1,233
                                                                            2008   42.71          32.94              1,056
                                                                            2009   32.94          38.70                960
                                                                            2010   38.70          42.20                890
                                                                            2011   42.20          42.81                759
                                                                            2012   42.81          47.32                705
                                                                            2013   47.32          55.78                655
MFS(R) Value Investment Division (Class A)................................. 2004   12.37          13.65              1,269
                                                                            2005   13.65          13.33              1,123
                                                                            2006   13.33          15.60              1,335
                                                                            2007   15.60          14.87              1,284
                                                                            2008   14.87           9.80              1,059
                                                                            2009    9.80          11.73              1,035
                                                                            2010   11.73          12.95              1,023
                                                                            2011   12.95          12.93                953
                                                                            2012   12.93          14.95                867
                                                                            2013   14.95          20.10              1,032
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class E))............................................. 2004   24.59          27.67                 17
                                                                            2005   27.67          30.29                 41
                                                                            2006   30.29          33.54                 62
                                                                            2007   33.54          34.57                 64
                                                                            2008   34.57          20.87                 58
                                                                            2009   20.87          25.16                 54
                                                                            2010   25.16          28.51                 55
                                                                            2011   28.51          26.47                 47
                                                                            2012   26.47          30.30                 43
                                                                            2013   30.30          33.42                  0
MFS(R) Value Investment Division (Class A) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (4/28/2008).......................... 2008    9.99           6.62                  3
                                                                            2009    6.62           8.19                 26
                                                                            2010    8.19           9.00                 54
                                                                            2011    9.00           8.87                 60
                                                                            2012    8.87          10.01                 69
                                                                            2013   10.01          10.98                  0
Morgan Stanley Mid Cap Growth Investment Division (Class A)................ 2010   14.24          16.61              2,835
                                                                            2011   16.61          15.36              2,434
                                                                            2012   15.36          16.67              2,175
                                                                            2013   16.67          23.00              1,907
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A))....................... 2004   15.13          17.57              3,924
                                                                            2005   17.57          18.61              3,336
                                                                            2006   18.61          20.62              3,690
                                                                            2007   20.62          22.13              3,422
                                                                            2008   22.13           9.80              3,029
                                                                            2009    9.80          12.99              2,939
                                                                            2010   12.99          14.09                  0
MSCI EAFE(R) Index Investment Division (Class A)........................... 2004    9.87          11.70                983
                                                                            2005   11.70          13.13              1,045
                                                                            2006   13.13          16.35              1,481
                                                                            2007   16.35          17.95              1,506
                                                                            2008   17.95          10.30              1,490
                                                                            2009   10.30          13.13              1,526
                                                                            2010   13.13          14.07              1,493
                                                                            2011   14.07          12.19              1,387
                                                                            2012   12.19          14.29              1,265
                                                                            2013   14.29          17.26              1,188
Neuberger Berman Genesis Investment Division (Class A)..................... 2004   16.33          18.66              1,133
                                                                            2005   18.66          19.25                990
                                                                            2006   19.25          22.26              1,299
                                                                            2007   22.26          21.29              1,187
                                                                            2008   21.29          12.99              1,045
                                                                            2009   12.99          14.56                922
                                                                            2010   14.56          17.54                861
                                                                            2011   17.54          18.38                802
                                                                            2012   18.38          20.04                696
                                                                            2013   20.04          27.49                677


                                     FFA-76

                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA Mid
Cap Investment Division (Class E))............................................ 2004   12.18          13.81                 72
                                                                               2005   13.81          14.81                 78
                                                                               2006   14.81          16.83                 98
                                                                               2007   16.83          16.23                119
                                                                               2008   16.23           9.93                121
                                                                               2009    9.93          13.47                117
                                                                               2010   13.47          16.42                312
                                                                               2011   16.42          15.41                287
                                                                               2012   15.41          16.09                111
                                                                               2013   16.09          17.48                  0
Oppenheimer Global Equity Investment Division (Class A)....................... 2004   13.49          15.55                829
                                                                               2005   15.55          17.91              1,404
                                                                               2006   17.91          20.68              1,700
                                                                               2007   20.68          21.82              1,597
                                                                               2008   21.82          12.89              1,449
                                                                               2009   12.89          17.92              1,379
                                                                               2010   17.92          20.63              1,289
                                                                               2011   20.63          18.75              1,158
                                                                               2012   18.75          22.57              1,059
                                                                               2013   22.57          28.50                962
Oppenheimer Global Equity Investment Division (Class A) (formerly
Met/Templeton Growth Investment Division (Class B)) (4/28/2008)............... 2008    9.99           6.59                  8
                                                                               2009    6.59           8.65                 20
                                                                               2010    8.65           9.23                 16
                                                                               2011    9.23           8.51                 25
                                                                               2012    8.51          10.30                 30
                                                                               2013   10.30          10.97                  0
PIMCO Inflation Protected Bond Investment Division (Class E) (5/1/2006)....... 2006   11.17          11.32                 11
                                                                               2007   11.32          12.43                 42
                                                                               2008   12.43          11.49                328
                                                                               2009   11.49          13.45                478
                                                                               2010   13.45          14.37                523
                                                                               2011   14.37          15.83                673
                                                                               2012   15.83          17.13                806
                                                                               2013   17.13          15.41                652
PIMCO Total Return Investment Division (Class A).............................. 2004   11.87          12.38                932
                                                                               2005   12.38          12.56                978
                                                                               2006   12.56          13.04              1,318
                                                                               2007   13.04          13.93              1,307
                                                                               2008   13.93          13.89              1,436
                                                                               2009   13.89          16.29              1,580
                                                                               2010   16.29          17.50              1,749
                                                                               2011   17.50          17.93              1,605
                                                                               2012   17.93          19.46              1,628
                                                                               2013   19.46          18.94              1,569
Russell 2000(R) Index Investment Division (Class A)........................... 2004   13.90          16.21              1,177
                                                                               2005   16.21          16.78                955
                                                                               2006   16.78          19.61              1,305
                                                                               2007   19.61          19.13              1,234
                                                                               2008   19.13          12.60              1,191
                                                                               2009   12.60          15.73              1,207
                                                                               2010   15.73          19.78              1,203
                                                                               2011   19.78          18.79              1,040
                                                                               2012   18.79          21.66                934
                                                                               2013   21.66          29.73                851
SSgA Growth ETF Investment Division (Class E) (5/1/2006)...................... 2006   10.74          11.50                 12
                                                                               2007   11.50          12.04                 51
                                                                               2008   12.04           8.00                 64
                                                                               2009    8.00          10.25                 75
                                                                               2010   10.25          11.59                 78
                                                                               2011   11.59          11.26                 80
                                                                               2012   11.26          12.84                 70
                                                                               2013   12.84          15.04                 77
SSgA Growth & Income ETF Investment Division (Class E) (5/1/2006)............. 2006   10.54          11.23                  3
                                                                               2007   11.23          11.74                 16
                                                                               2008   11.74           8.72                 16
                                                                               2009    8.72          10.80                 31
                                                                               2010   10.80          12.02                 58
                                                                               2011   12.02          12.05                 44
                                                                               2012   12.05          13.47                 78
                                                                               2013   13.47          15.10                114


                                     FFA-77

                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
T. Rowe Price Large Cap Growth Investment Division (Class A).............. 2004   11.55          12.58                690
                                                                           2005   12.58          13.28                666
                                                                           2006   13.28          14.90                883
                                                                           2007   14.90          16.14                844
                                                                           2008   16.14           9.29                777
                                                                           2009    9.29          13.20                783
                                                                           2010   13.20          15.31                793
                                                                           2011   15.31          15.00                730
                                                                           2012   15.00          17.68                734
                                                                           2013   17.68          24.37                901
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A))............................. 2004    5.70           5.41                214
                                                                           2005    5.41           5.97                188
                                                                           2006    5.97           6.23                274
                                                                           2007    6.23           8.13                474
                                                                           2008    8.13           4.49                358
                                                                           2009    4.49           7.08                395
                                                                           2010    7.08           9.00                451
                                                                           2011    9.00           8.04                402
                                                                           2012    8.04           8.95                343
                                                                           2013    8.95           9.39                  0
T. Rowe Price Mid Cap Growth Investment Division (Class A)................ 2004    6.36           7.44                458
                                                                           2005    7.44           8.47                544
                                                                           2006    8.47           8.94                857
                                                                           2007    8.94          10.44                939
                                                                           2008   10.44           6.24                916
                                                                           2009    6.24           9.02                959
                                                                           2010    9.02          11.44                942
                                                                           2011   11.44          11.18                883
                                                                           2012   11.18          12.62                870
                                                                           2013   12.62          17.12                937
T. Rowe Price Small Cap Growth Investment Division (Class A).............. 2004   12.59          13.86              1,688
                                                                           2005   13.86          15.24              1,483
                                                                           2006   15.24          15.68              1,799
                                                                           2007   15.68          17.07              1,624
                                                                           2008   17.07          10.78              1,479
                                                                           2009   10.78          14.85              1,453
                                                                           2010   14.85          19.84              1,455
                                                                           2011   19.84          20.01              1,253
                                                                           2012   20.01          23.02              1,142
                                                                           2013   23.02          32.97              1,078
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A)........................................................ 2004   20.06          21.18                183
                                                                           2005   21.18          21.58                178
                                                                           2006   21.58          22.46                252
                                                                           2007   22.46          23.14                278
                                                                           2008   23.14          19.48                248
                                                                           2009   19.48          25.52                271
                                                                           2010   25.52          28.50                311
                                                                           2011   28.50          29.97                309
                                                                           2012   29.97          33.10                390
                                                                           2013   33.10          33.15                400
Western Asset Management U.S. Government Investment Division (Class A)     2004   16.58          16.92                203
                                                                           2005   16.92          17.05                196
                                                                           2006   17.05          17.59                275
                                                                           2007   17.59          18.18                326
                                                                           2008   18.18          17.95                348
                                                                           2009   17.95          18.55                320
                                                                           2010   18.55          19.44                286
                                                                           2011   19.44          20.32                258
                                                                           2012   20.32          20.81                246
                                                                           2013   20.81          20.46                211


------------
* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.



The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.



                                     FFA-78

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division (Class B) of the Met Investors Fund were merged into MFS(R) Value Investment Division (Class
A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division (Class E) of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division (Class B) of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division (Class A) of the Met Investors Fund on April 29, 2013. - Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Capital Appreciation Investment Division (Class
E) of the Met Investors Fund were merged into the Jennison Growth Investment Division (Class A) of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.


The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

The assets of FI Mid Cap Opportunities Investment Division were merged into the Morgan Stanley Mid Cap Growth Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

Effective April 28, 2008, the Fidelity Overseas Investment Division of the Fidelity(R) VIP Funds was replaced by the MFS(R) Research International Division of the Met Investors Fund, and, is no longer available as a funding option.

The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.


                                     FFA-79

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.


The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1, 2004 is that of the Janus Mid Cap Investment Division.


Please see the Table of Expenses for more information.

                                     FFA-80

--------------------------------------------------------------------------------
                     ACCUMULATION UNIT VALUES (IN DOLLARS)


This table shows fluctuations in the Accumulation Unit Values for Financial Freedom Deferred Annuities for each Investment Division from year end to year end. The information in this table has been derived from the Separate Account's full financial statements or other reports (such as the annual report).



                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008    10.00
                                                                                 2009     7.03
                                                                                 2010     9.01
                                                                                 2011    10.01
                                                                                 2012     9.70
                                                                                 2013    10.91
American Funds Bond Investment Division (Class 2) (5/1/2006).................... 2006    15.44
                                                                                 2007    16.26
                                                                                 2008    16.64
                                                                                 2009    14.94
                                                                                 2010    16.67
                                                                                 2011    17.57
                                                                                 2012    18.47
                                                                                 2013    19.28
American Funds Global Small Capitalization Investment Division (Class 2)........ 2004    16.80
                                                                                 2005    20.11
                                                                                 2006    24.98
                                                                                 2007    30.70
                                                                                 2008    36.92
                                                                                 2009    17.00
                                                                                 2010    27.16
                                                                                 2011    32.94
                                                                                 2012    26.38
                                                                                 2013    30.88
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008     9.99
                                                                                 2009     6.37
                                                                                 2010     8.47
                                                                                 2011     9.52
                                                                                 2012     8.98
                                                                                 2013    10.34
American Funds Growth Investment Division (Class 2)............................. 2004   126.32
                                                                                 2005   140.76
                                                                                 2006   162.02
                                                                                 2007   176.90
                                                                                 2008   196.86
                                                                                 2009   109.26
                                                                                 2010   150.89
                                                                                 2011   177.40
                                                                                 2012   168.23
                                                                                 2013   196.45
American Funds Growth-Income Investment Division (Class 2)...................... 2004    98.30
                                                                                 2005   107.47
                                                                                 2006   112.67
                                                                                 2007   128.59
                                                                                 2008   133.79
                                                                                 2009    82.37
                                                                                 2010   107.09
                                                                                 2011   118.21
                                                                                 2012   114.96
                                                                                 2013   133.78
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008)..................................................................... 2008    10.01
                                                                                 2009     7.70
                                                                                 2010     9.42
                                                                                 2011    10.26
                                                                                 2012    10.18
                                                                                 2013    11.18



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
American Funds(R) Balanced Allocation Investment Division (Class C)
(4/28/2008).....................................................................   7.03               32
                                                                                   9.01               93
                                                                                  10.01              241
                                                                                   9.70              236
                                                                                  10.91              176
                                                                                  12.81              232
American Funds Bond Investment Division (Class 2) (5/1/2006)....................  16.26               20
                                                                                  16.64              181
                                                                                  14.94              164
                                                                                  16.67              169
                                                                                  17.57              200
                                                                                  18.47              203
                                                                                  19.28              202
                                                                                  18.69              193
American Funds Global Small Capitalization Investment Division (Class 2)........  20.11              363
                                                                                  24.98              443
                                                                                  30.70              743
                                                                                  36.92              869
                                                                                  17.00              820
                                                                                  27.16              861
                                                                                  32.94              838
                                                                                  26.38              712
                                                                                  30.88              662
                                                                                  39.25              608
American Funds(R) Growth Allocation Investment Division (Class C)
(4/28/2008).....................................................................   6.37               24
                                                                                   8.47               79
                                                                                   9.52              142
                                                                                   8.98              182
                                                                                  10.34              225
                                                                                  12.81              284
American Funds Growth Investment Division (Class 2)............................. 140.76              178
                                                                                 162.02              168
                                                                                 176.90              259
                                                                                 196.86              274
                                                                                 109.26              286
                                                                                 150.89              304
                                                                                 177.40              304
                                                                                 168.23              285
                                                                                 196.45              257
                                                                                 253.20              239
American Funds Growth-Income Investment Division (Class 2)...................... 107.47              302
                                                                                 112.67              284
                                                                                 128.59              317
                                                                                 133.79              340
                                                                                  82.37              337
                                                                                 107.09              328
                                                                                 118.21              311
                                                                                 114.96              290
                                                                                 133.78              271
                                                                                 176.93              248
American Funds(R) Moderate Allocation Investment Division (Class C)
(4/28/2008).....................................................................   7.70               23
                                                                                   9.42               63
                                                                                  10.26              151
                                                                                  10.18              194
                                                                                  11.18              193
                                                                                  12.57              225


                                     FFA-81

                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
Baillie Gifford International Stock Investment Division (Class A)......... 2004   13.76           16.11               904
                                                                           2005   16.11           18.83             1,179
                                                                           2006   18.83           21.73             1,262
                                                                           2007   21.73           23.75             1,095
                                                                           2008   23.75           13.14             1,021
                                                                           2009   13.14           15.91               971
                                                                           2010   15.91           16.90               852
                                                                           2011   16.90           13.41               672
                                                                           2012   13.41           15.88               585
                                                                           2013   15.88           18.17               521
Barclays Aggregate Bond Index Investment Division (Class A) (formerly
Barclays Capital Aggregate Bond Index Investment Division (Class A))...... 2004   13.02           13.42             1,171
                                                                           2005   13.42           13.57             1,266
                                                                           2006   13.57           14.00             1,651
                                                                           2007   14.00           14.82             1,753
                                                                           2008   14.82           15.56             1,497
                                                                           2009   15.56           16.21             1,549
                                                                           2010   16.21           17.03             1,540
                                                                           2011   17.03           18.14             1,425
                                                                           2012   18.14           18.67             1,478
                                                                           2013   18.67           18.06             1,427
BlackRock Bond Income Investment Division (Class A)....................... 2004   45.72           47.30               430
                                                                           2005   47.30           47.99               428
                                                                           2006   47.99           49.64               435
                                                                           2007   49.64           52.26               448
                                                                           2008   52.26           49.99               394
                                                                           2009   49.99           54.21               367
                                                                           2010   54.21           58.18               355
                                                                           2011   58.18           61.42               309
                                                                           2012   61.42           65.44               287
                                                                           2013   65.44           64.32               257
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E))
(5/1/2004)................................................................ 2004   10.07           11.08                12
                                                                           2005   11.08           11.73                 9
                                                                           2006   11.73           12.08                50
                                                                           2007   12.08           14.19                66
                                                                           2008   14.19            8.90                89
                                                                           2009    8.90           12.05               125
                                                                           2010   12.05           14.28               156
                                                                           2011   14.28           12.87               173
                                                                           2012   12.87           14.55               160
                                                                           2013   14.55           19.33               135
BlackRock Capital Appreciation Investment Division (Class E) (formerly
BlackRock Legacy Large Cap Growth Investment Division (Class E) and
before that FI Large Cap Investment Division (Class E)) (5/1/2006)........ 2006   18.03           18.30                 3
                                                                           2007   18.30           18.81                 5
                                                                           2008   18.81           10.27                14
                                                                           2009   10.27           10.72                 0
BlackRock Diversified Investment Division (Class A)....................... 2004   40.54           43.58             1,016
                                                                           2005   43.58           44.49               919
                                                                           2006   44.49           48.71               975
                                                                           2007   48.71           51.10               899
                                                                           2008   51.10           38.07               798
                                                                           2009   38.07           44.23               751
                                                                           2010   44.23           48.04               655
                                                                           2011   48.04           49.41               541
                                                                           2012   49.41           55.00               495
                                                                           2013   55.00           65.70               453
BlackRock Large Cap Core Investment Division* (Class A)................... 2007   85.63           86.77               758
                                                                           2008   86.77           54.05               654
                                                                           2009   54.05           63.94               604
                                                                           2010   63.94           71.41               545
                                                                           2011   71.41           71.12               473
                                                                           2012   71.12           80.08               418
                                                                           2013   80.08          106.77               386
BalckRock Large Cap Core Investment Division (Class A) (formerly
BlackRock Large Cap Investment Division (Class A))........................ 2004   64.49           70.82             1,011
                                                                           2005   70.82           72.67               905
                                                                           2006   72.67           82.15               829
                                                                           2007   82.15           86.35                 0


                                     FFA-82

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
BlackRock Large Cap Value Investment Division (Class E).................... 2004   10.66          11.96                69
                                                                            2005   11.96          12.53                88
                                                                            2006   12.53          14.79               262
                                                                            2007   14.79          15.13               317
                                                                            2008   15.13           9.73               312
                                                                            2009    9.73          10.72               309
                                                                            2010   10.72          11.58               347
                                                                            2011   11.58          11.71               361
                                                                            2012   11.71          13.24               298
                                                                            2013   13.24          17.31               319
Calvert VP SRI Balanced Investment Division................................ 2004   23.66          25.37               458
                                                                            2005   25.37          26.56               306
                                                                            2006   26.56          28.62               291
                                                                            2007   28.62          29.13               265
                                                                            2008   29.13          19.81               228
                                                                            2009   19.81          24.59               203
                                                                            2010   24.59          27.31               190
                                                                            2011   27.31          28.29               166
                                                                            2012   28.29          30.97               152
                                                                            2013   30.97          36.20               143
Calvert VP SRI Mid Cap Growth Investment Division.......................... 2004   24.99          27.07               359
                                                                            2005   27.07          26.92               466
                                                                            2006   26.92          28.51               419
                                                                            2007   28.51          31.11               395
                                                                            2008   31.11          19.35               377
                                                                            2009   19.35          25.31               370
                                                                            2010   25.31          32.96               371
                                                                            2011   32.96          33.41               338
                                                                            2012   33.41          38.65               319
                                                                            2013   38.65          49.73               285
Clarion Global Real Estate Investment Division (Class E) (5/1/2004)........ 2004    9.99          12.88                70
                                                                            2005   12.88          14.48               160
                                                                            2006   14.48          19.74               464
                                                                            2007   19.74          16.65               399
                                                                            2008   16.65           9.61               415
                                                                            2009    9.61          12.85               423
                                                                            2010   12.85          14.79               412
                                                                            2011   14.79          13.86               398
                                                                            2012   13.86          17.32               449
                                                                            2013   17.32          17.78               471
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A))......... 2004    6.87           7.41               215
                                                                            2005    7.41           8.36               214
                                                                            2006    8.36           8.15               353
                                                                            2007    8.15           8.28               331
                                                                            2008    8.28           5.00               318
                                                                            2009    5.00           6.62               340
                                                                            2010    6.62           8.13               336
                                                                            2011    8.13           8.34               429
                                                                            2012    8.34           9.82               452
                                                                            2013    9.82          14.20               577
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A))......... 2006    9.82          10.57               100
                                                                            2007   10.57           9.87               108
                                                                            2008    9.87           4.45               118
                                                                            2009    4.45           6.08               123
                                                                            2010    6.08           6.50               134
                                                                            2011    6.50           6.92                 0
ClearBridge Aggressive Growth Investment Division (Class A) (formerly Legg
Mason ClearBridge Aggressive Growth Investment Division (Class A) and
before that Legg Mason Value Equity Investment Division (Class A) and
before that MFS(R) Investors Trust Investment Division (Class A)).......... 2004    8.03           8.85                71
                                                                            2005    8.85           9.41                57
                                                                            2006    9.41           9.87                59


                                     FFA-83

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
ClearBridge Aggressive Growth II Investment Division (Class E) (formerly
Janus Forty Investment Division (Class E)) (4/30/2007)..................... 2007   167.63         206.42                 3
                                                                            2008   206.42         118.71                20
                                                                            2009   118.71         168.16                30
                                                                            2010   168.16         182.42                32
                                                                            2011   182.42         167.25                30
                                                                            2012   167.25         203.18                30
                                                                            2013   203.18         259.45                25
Davis Venture Value Investment Division (Class A).......................... 2004   29.64          32.99                329
                                                                            2005   32.99          36.04                326
                                                                            2006   36.04          40.91                470
                                                                            2007   40.91          42.38                486
                                                                            2008   42.38          25.46                473
                                                                            2009   25.46          33.29                451
                                                                            2010   33.29          36.94                423
                                                                            2011   36.94          35.11                391
                                                                            2012   35.11          39.26                370
                                                                            2013   39.26          52.00                343
Fidelity Equity-Income Investment Division (Initial Class)................. 2004   38.08          42.07              2,736
                                                                            2005   42.07          44.11              2,814
                                                                            2006   44.11          52.52              2,516
                                                                            2007   52.52          52.82              2,280
                                                                            2008   52.82          30.00              1,908
                                                                            2009   30.00          38.70              1,765
                                                                            2010   38.70          44.15              1,632
                                                                            2011   44.15          44.16              1,386
                                                                            2012   44.16          51.32              1,271
                                                                            2013   51.32          65.15              1,180
Fidelity Growth Investment Division (Initial Class)........................ 2004   36.12          36.99              3,694
                                                                            2005   36.99          38.77              3,645
                                                                            2006   38.77          41.03              3,115
                                                                            2007   41.03          51.61              2,815
                                                                            2008   51.61          27.01              2,438
                                                                            2009   27.01          34.32              2,292
                                                                            2010   34.32          42.22              2,111
                                                                            2011   42.22          41.91              1,783
                                                                            2012   41.91          47.61              1,633
                                                                            2013   47.61          64.31              1,489
Fidelity Investment Grade Bond Investment Division (Initial Class)......... 2004   22.16          22.93                803
                                                                            2005   22.93          23.22                895
                                                                            2006   23.22          24.00                809
                                                                            2007   24.00          24.80                841
                                                                            2008   24.80          23.77                730
                                                                            2009   23.77          27.25                794
                                                                            2010   27.25          29.11                761
                                                                            2011   29.11          30.95                691
                                                                            2012   30.95          32.46                686
                                                                            2013   32.46          31.59                527
Fidelity Money Market Investment Division (Initial Class).................. 2004   15.17          15.21                621
                                                                            2005   15.21          15.53                399
                                                                            2006   15.53          16.13                692
                                                                            2007   16.13          16.81                933
                                                                            2008   16.81          17.15                864
                                                                            2009   17.15          17.11                854
                                                                            2010   17.11          16.99                632
                                                                            2011   16.99          16.85                597
                                                                            2012   16.85          16.72                471
                                                                            2013   16.72          16.56                489
Fidelity Overseas Investment Division (Initial Class)...................... 2004   19.67          22.14              1,164
                                                                            2005   22.14          26.12              1,303
                                                                            2006   26.12          30.55              1,300
                                                                            2007   30.55          35.50              1,276
                                                                            2008   35.50          33.46                  0


                                     FFA-84

                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
Frontier Mid Cap Growth Investment Division (Class A) (formerly BlackRock
Aggressive Growth Investment Division (Class A)).............................. 2004   38.45          43.03              1,507
                                                                               2005   43.03          47.18              1,356
                                                                               2006   47.18          49.89              1,235
                                                                               2007   49.89          59.58              1,096
                                                                               2008   59.58          32.03              1,008
                                                                               2009   32.03          47.42                941
                                                                               2010   47.42          54.16                857
                                                                               2011   54.16          52.04                697
                                                                               2012   52.04          57.21                631
                                                                               2013   57.21          75.25                576
Harris Oakmark International Investment Division (Class E).................... 2004   11.90          14.22                147
                                                                               2005   14.22          16.10                296
                                                                               2006   16.10          20.57                634
                                                                               2007   20.57          20.18                664
                                                                               2008   20.18          11.82                563
                                                                               2009   11.82          18.19                652
                                                                               2010   18.19          20.99                657
                                                                               2011   20.99          17.86                638
                                                                               2012   17.86          22.87                666
                                                                               2013   22.87          29.60                712
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A)).................................. 2012   27.85          28.75                756
                                                                               2013   28.75          37.21                657
Invesco Mid Cap Value Investment Division (Class A) (formerly Lord Abbett
Mid Cap Value Investment Division (Class A)).................................. 2004   18.57          22.60                878
                                                                               2005   22.60          25.14                942
                                                                               2006   25.14          27.76              1,116
                                                                               2007   27.76          28.44              1,072
                                                                               2008   28.44          14.83                963
                                                                               2009   14.83          21.76                961
                                                                               2010   21.76          27.23                946
                                                                               2011   27.23          25.25                827
                                                                               2012   25.25          27.98                  0
Invesco Small Cap Growth Investment Division (Class E)........................ 2004   11.76          12.42                 29
                                                                               2005   12.42          13.34                 29
                                                                               2006   13.34          15.10                 53
                                                                               2007   15.10          16.63                 57
                                                                               2008   16.63          10.10                 62
                                                                               2009   10.10          13.40                 75
                                                                               2010   13.40          16.77                 64
                                                                               2011   16.77          16.45                 69
                                                                               2012   16.45          19.28                 69
                                                                               2013   19.28          26.81                104
Jennison Growth Investment Division (Class A)................................. 2005    4.18           5.06                317
                                                                               2006    5.06           5.15                416
                                                                               2007    5.15           5.70                431
                                                                               2008    5.70           3.59                460
                                                                               2009    3.59           4.98                477
                                                                               2010    4.98           5.50                475
                                                                               2011    5.50           5.48                429
                                                                               2012    5.48           6.29                611
                                                                               2013    6.29           8.53                550
Jennison Growth Investment Division (Class A) (formerly Met/Putnam
Voyager Investment Division (Class A))........................................ 2004    4.36           4.53                312
                                                                               2005    4.53           4.14                280
Jennison Growth Investment Division (Class A) (formerly Oppenheimer
Capital Appreciation Investment Division (Class E))........................... 2005   10.02          10.93                  3
                                                                               2006   10.93          11.66                 31
                                                                               2007   11.66          13.22                 48
                                                                               2008   13.22           7.08                 59
                                                                               2009    7.08          10.09                 74
                                                                               2010   10.09          10.94                 88
                                                                               2011   10.94          10.72                 78
                                                                               2012   10.72          12.07                  0
Loomis Sayles Global Markets Investment Division (Class B) (4/29/2013)........ 2013   13.32          14.68                 84


                                     FFA-85

                                                                                         BEGINNING OF
                                                                                             YEAR
                                                                                         ACCUMULATION
INVESTMENT DIVISION                                                               YEAR    UNIT VALUE
-------------------------------------------------------------------------------- ------ --------------
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008).................. 2008    9.99
                                                                                 2009    8.01
                                                                                 2010   10.14
                                                                                 2011   11.23
                                                                                 2012   11.37
                                                                                 2013   12.67
Loomis Sayles Small Cap Core Investment Division (Class A)...................... 2004   24.70
                                                                                 2005   28.47
                                                                                 2006   30.16
                                                                                 2007   34.86
                                                                                 2008   38.64
                                                                                 2009   24.54
                                                                                 2010   31.66
                                                                                 2011   40.00
                                                                                 2012   39.86
                                                                                 2013   45.23
Loomis Sayles Small Cap Growth Investment Division (Class A).................... 2004    9.05
                                                                                 2005    9.99
                                                                                 2006   10.36
                                                                                 2007   11.29
                                                                                 2008   11.69
                                                                                 2009    6.81
                                                                                 2010    8.77
                                                                                 2011   11.44
                                                                                 2012   11.67
                                                                                 2013   12.86
Lord Abbett Bond Debenture Investment Division (Class A)........................ 2004   12.83
                                                                                 2005   13.78
                                                                                 2006   13.90
                                                                                 2007   15.05
                                                                                 2008   15.93
                                                                                 2009   12.88
                                                                                 2010   17.49
                                                                                 2011   19.61
                                                                                 2012   20.37
                                                                                 2013   22.84
Met/Artisan Mid Cap Value Investment Division (Class A)......................... 2004   32.63
                                                                                 2005   35.53
                                                                                 2006   38.71
                                                                                 2007   43.13
                                                                                 2008   39.80
                                                                                 2009   21.28
                                                                                 2010   29.85
                                                                                 2011   34.02
                                                                                 2012   35.98
                                                                                 2013   39.87
Met/Franklin Low Duration Total Return Investment Division (Class B)............ 2011    9.98
                                                                                 2012    9.79
                                                                                 2013   10.13
MetLife Aggressive Strategy Investment Division (Class A) (5/2/2011)............ 2011   12.70
                                                                                 2012   10.93
                                                                                 2013   12.67
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 2005    9.99
                                                                                 2006   11.20
                                                                                 2007   12.87
                                                                                 2008   13.20
                                                                                 2009    7.80
                                                                                 2010   10.20
                                                                                 2011   11.71
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 2005    9.99
                                                                                 2006   10.34
                                                                                 2007   10.99
                                                                                 2008   11.51
                                                                                 2009    9.79
                                                                                 2010   11.71
                                                                                 2011   12.80
                                                                                 2012   13.12
                                                                                 2013   14.23



                                                                                                  NUMBER OF
                                                                                                 ACCUMULATION
                                                                                   END OF YEAR   UNITS END OF
                                                                                  ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                                UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------------- -------------- -------------
Loomis Sayles Global Markets Investment Division (Class B) (formerly
Met/Franklin Income Investment Division (Class B)) (4/28/2008)..................  8.01                 10
                                                                                 10.14                 24
                                                                                 11.23                 23
                                                                                 11.37                 56
                                                                                 12.67                 79
                                                                                 13.24                  0
Loomis Sayles Small Cap Core Investment Division (Class A)...................... 28.47                103
                                                                                 30.16                 94
                                                                                 34.86                155
                                                                                 38.64                179
                                                                                 24.54                176
                                                                                 31.66                183
                                                                                 40.00                177
                                                                                 39.86                174
                                                                                 45.23                170
                                                                                 63.19                179
Loomis Sayles Small Cap Growth Investment Division (Class A)....................  9.99                119
                                                                                 10.36                126
                                                                                 11.29                205
                                                                                 11.69                186
                                                                                  6.81                195
                                                                                  8.77                186
                                                                                 11.44                194
                                                                                 11.67                215
                                                                                 12.86                190
                                                                                 18.94                245
Lord Abbett Bond Debenture Investment Division (Class A)........................ 13.78                341
                                                                                 13.90                408
                                                                                 15.05                562
                                                                                 15.93                647
                                                                                 12.88                617
                                                                                 17.49                629
                                                                                 19.61                608
                                                                                 20.37                543
                                                                                 22.84                603
                                                                                 24.47                632
Met/Artisan Mid Cap Value Investment Division (Class A)......................... 35.53                451
                                                                                 38.71                559
                                                                                 43.13                558
                                                                                 39.80                484
                                                                                 21.28                431
                                                                                 29.85                419
                                                                                 34.02                387
                                                                                 35.98                377
                                                                                 39.87                334
                                                                                 54.05                300
Met/Franklin Low Duration Total Return Investment Division (Class B)............  9.79                 12
                                                                                 10.13                 51
                                                                                 10.15                190
MetLife Aggressive Strategy Investment Division (Class A) (5/2/2011)............ 10.93                956
                                                                                 12.67              1,025
                                                                                 16.29              1,014
MetLife Aggressive Strategy Investment Division (Class A) (formerly MetLife
Aggressive Allocation Investment Division (Class A)) (5/1/2005)................. 11.20                 11
                                                                                 12.87                171
                                                                                 13.20                336
                                                                                  7.80                526
                                                                                 10.20                723
                                                                                 11.71                938
                                                                                 12.73                  0
MetLife Conservative Allocation Investment Division (Class A) (5/1/2005)........ 10.34                 15
                                                                                 10.99                 75
                                                                                 11.51                297
                                                                                  9.79                332
                                                                                 11.71                380
                                                                                 12.80                464
                                                                                 13.12                490
                                                                                 14.23                628
                                                                                 14.74                447


                                     FFA-86

                                                                                                                       NUMBER OF
                                                                                        BEGINNING OF                  ACCUMULATION
                                                                                            YEAR        END OF YEAR   UNITS END OF
                                                                                        ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                              YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------- ------ -------------- -------------- -------------
MetLife Conservative to Moderate Allocation Investment Division (Class A)
(5/1/2005)..................................................................... 2005    9.99          10.57                 33
                                                                                2006   10.57          11.49                223
                                                                                2007   11.49          11.96                430
                                                                                2008   11.96           9.31                529
                                                                                2009    9.31          11.44                691
                                                                                2010   11.44          12.67              1,045
                                                                                2011   12.67          12.71              1,289
                                                                                2012   12.71          14.07              1,481
                                                                                2013   14.07          15.49              1,576
MetLife Growth Strategy Investment Division (Class B) (4/29/2013).............. 2013   11.89          13.60                 27
MetLife Growth Strategy Investment Division (Class B) (formerly Met/Franklin
Templeton Founding Strategy Investment Division (Class B)) (4/28/2008)......... 2008    9.99           7.05                  3
                                                                                2009    7.05           8.98                 14
                                                                                2010    8.98           9.79                 16
                                                                                2011    9.79           9.53                 23
                                                                                2012    9.53          10.96                 30
                                                                                2013   10.96          11.82                  0
MetLife Mid Cap Stock Index Investment Division (Class A)...................... 2004   11.73          13.48                811
                                                                                2005   13.48          14.99                872
                                                                                2006   14.99          16.35              1,291
                                                                                2007   16.35          17.46              1,299
                                                                                2008   17.46          11.04              1,269
                                                                                2009   11.04          14.98              1,296
                                                                                2010   14.98          18.74              1,260
                                                                                2011   18.74          18.21              1,189
                                                                                2012   18.21          21.22              1,127
                                                                                2013   21.22          27.99              1,105
MetLife Moderate Allocation Investment Division (Class A) (5/1/2005)........... 2005    9.99          10.79                117
                                                                                2006   10.79          11.99                589
                                                                                2007   11.99          12.42              1,302
                                                                                2008   12.42           8.80              1,718
                                                                                2009    8.80          11.06              2,113
                                                                                2010   11.06          12.44              2,409
                                                                                2011   12.44          12.18              2,647
                                                                                2012   12.18          13.69              3,048
                                                                                2013   13.69          16.04              3,373
MetLife Moderate to Aggressive Allocation Investment Division (Class A)
(5/1/2005)..................................................................... 2005    9.99          11.02                 51
                                                                                2006   11.02          12.50                574
                                                                                2007   12.50          12.90              1,213
                                                                                2008   12.90           8.31              1,607
                                                                                2009    8.31          10.65              2,142
                                                                                2010   10.65          12.12              2,566
                                                                                2011   12.12          11.58              2,806
                                                                                2012   11.58          13.29              3,038
                                                                                2013   13.29          16.39              3,170
MetLife Stock Index Investment Division (Class A).............................. 2004   37.71          41.29              5,517
                                                                                2005   41.29          42.80              4,020
                                                                                2006   42.80          48.96              4,043
                                                                                2007   48.96          51.03              3,746
                                                                                2008   51.03          31.80              3,367
                                                                                2009   31.80          39.76              3,167
                                                                                2010   39.76          45.23              3,028
                                                                                2011   45.23          45.63              2,563
                                                                                2012   45.63          52.32              2,280
                                                                                2013   52.32          68.43              2,035
MFS(R) Research International Investment Division (Class A).................... 2004   10.04          11.90                122
                                                                                2005   11.90          13.77                158
                                                                                2006   13.77          17.31                383
                                                                                2007   17.31          19.48                428
                                                                                2008   19.48          11.14              2,486
                                                                                2009   11.14          14.56              2,360
                                                                                2010   14.56          16.11              2,133
                                                                                2011   16.11          14.29              1,816
                                                                                2012   14.29          16.56              1,669
                                                                                2013   16.56          19.62              1,525


                                     FFA-87

                                                                                                                   NUMBER OF
                                                                                    BEGINNING OF                  ACCUMULATION
                                                                                        YEAR        END OF YEAR   UNITS END OF
                                                                                    ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                          YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
--------------------------------------------------------------------------- ------ -------------- -------------- -------------
MFS(R) Total Return Investment Division (Class A) (5/1/2004)............... 2004   33.30          36.38              1,276
                                                                            2005   36.38          37.16              1,466
                                                                            2006   37.16          41.31              1,337
                                                                            2007   41.31          42.71              1,233
                                                                            2008   42.71          32.94              1,056
                                                                            2009   32.94          38.70                960
                                                                            2010   38.70          42.20                890
                                                                            2011   42.20          42.81                759
                                                                            2012   42.81          47.32                705
                                                                            2013   47.32          55.78                655
MFS(R) Value Investment Division (Class A)................................. 2004   12.37          13.65              1,269
                                                                            2005   13.65          13.33              1,123
                                                                            2006   13.33          15.60              1,335
                                                                            2007   15.60          14.87              1,284
                                                                            2008   14.87           9.80              1,059
                                                                            2009    9.80          11.73              1,035
                                                                            2010   11.73          12.95              1,023
                                                                            2011   12.95          12.93                953
                                                                            2012   12.93          14.95                867
                                                                            2013   14.95          20.10              1,032
MFS(R) Value Investment Division (Class A) (formerly FI Value Leaders
Investment Division (Class E))............................................. 2004   24.59          27.67                 17
                                                                            2005   27.67          30.29                 41
                                                                            2006   30.29          33.54                 62
                                                                            2007   33.54          34.57                 64
                                                                            2008   34.57          20.87                 58
                                                                            2009   20.87          25.16                 54
                                                                            2010   25.16          28.51                 55
                                                                            2011   28.51          26.47                 47
                                                                            2012   26.47          30.30                 43
                                                                            2013   30.30          33.42                  0
MFS(R) Value Investment Division (Class A) (formerly Met/Franklin Mutual
Shares Investment Division (Class B)) (4/28/2008).......................... 2008    9.99           6.62                  3
                                                                            2009    6.62           8.19                 26
                                                                            2010    8.19           9.00                 54
                                                                            2011    9.00           8.87                 60
                                                                            2012    8.87          10.01                 69
                                                                            2013   10.01          10.98                  0
Morgan Stanley Mid Cap Growth Investment Division (Class A)................ 2010   14.24          16.61              2,835
                                                                            2011   16.61          15.36              2,434
                                                                            2012   15.36          16.67              2,175
                                                                            2013   16.67          23.00              1,907
Morgan Stanley Mid Cap Growth Investment Division (Class A) (formerly FI
Mid Cap Opportunities Investment Division (Class A))....................... 2004   15.13          17.57              3,924
                                                                            2005   17.57          18.61              3,336
                                                                            2006   18.61          20.62              3,690
                                                                            2007   20.62          22.13              3,422
                                                                            2008   22.13           9.80              3,029
                                                                            2009    9.80          12.99              2,939
                                                                            2010   12.99          14.09                  0
MSCI EAFE(R) Index Investment Division (Class A)........................... 2004    9.87          11.70                983
                                                                            2005   11.70          13.13              1,045
                                                                            2006   13.13          16.35              1,481
                                                                            2007   16.35          17.95              1,506
                                                                            2008   17.95          10.30              1,490
                                                                            2009   10.30          13.13              1,526
                                                                            2010   13.13          14.07              1,493
                                                                            2011   14.07          12.19              1,387
                                                                            2012   12.19          14.29              1,265
                                                                            2013   14.29          17.26              1,188
Neuberger Berman Genesis Investment Division (Class A)..................... 2004   16.33          18.66              1,133
                                                                            2005   18.66          19.25                990
                                                                            2006   19.25          22.26              1,299
                                                                            2007   22.26          21.29              1,187
                                                                            2008   21.29          12.99              1,045
                                                                            2009   12.99          14.56                922
                                                                            2010   14.56          17.54                861
                                                                            2011   17.54          18.38                802
                                                                            2012   18.38          20.04                696
                                                                            2013   20.04          27.49                677


                                     FFA-88

                                                                                                                      NUMBER OF
                                                                                       BEGINNING OF                  ACCUMULATION
                                                                                           YEAR        END OF YEAR   UNITS END OF
                                                                                       ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                             YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
------------------------------------------------------------------------------ ------ -------------- -------------- -------------
Neuberger Berman Genesis Investment Division (Class A) (formerly MLA Mid
Cap Investment Division (Class E))............................................ 2004   12.18          13.81                 72
                                                                               2005   13.81          14.81                 78
                                                                               2006   14.81          16.83                 98
                                                                               2007   16.83          16.23                119
                                                                               2008   16.23           9.93                121
                                                                               2009    9.93          13.47                117
                                                                               2010   13.47          16.42                312
                                                                               2011   16.42          15.41                287
                                                                               2012   15.41          16.09                111
                                                                               2013   16.09          17.48                  0
Oppenheimer Global Equity Investment Division (Class A)....................... 2004   13.49          15.55                829
                                                                               2005   15.55          17.91              1,404
                                                                               2006   17.91          20.68              1,700
                                                                               2007   20.68          21.82              1,597
                                                                               2008   21.82          12.89              1,449
                                                                               2009   12.89          17.92              1,379
                                                                               2010   17.92          20.63              1,289
                                                                               2011   20.63          18.75              1,158
                                                                               2012   18.75          22.57              1,059
                                                                               2013   22.57          28.50                962
Oppenheimer Global Equity Investment Division (Class A) (formerly
Met/Templeton Growth Investment Division (Class B)) (4/28/2008)............... 2008    9.99           6.59                  8
                                                                               2009    6.59           8.65                 20
                                                                               2010    8.65           9.23                 16
                                                                               2011    9.23           8.51                 25
                                                                               2012    8.51          10.30                 30
                                                                               2013   10.30          10.97                  0
PIMCO Inflation Protected Bond Investment Division (Class E) (5/1/2006)....... 2006   11.17          11.32                 11
                                                                               2007   11.32          12.43                 42
                                                                               2008   12.43          11.49                328
                                                                               2009   11.49          13.45                478
                                                                               2010   13.45          14.37                523
                                                                               2011   14.37          15.83                673
                                                                               2012   15.83          17.13                806
                                                                               2013   17.13          15.41                652
PIMCO Total Return Investment Division (Class A).............................. 2004   11.87          12.38                932
                                                                               2005   12.38          12.56                978
                                                                               2006   12.56          13.04              1,318
                                                                               2007   13.04          13.93              1,307
                                                                               2008   13.93          13.89              1,436
                                                                               2009   13.89          16.29              1,580
                                                                               2010   16.29          17.50              1,749
                                                                               2011   17.50          17.93              1,605
                                                                               2012   17.93          19.46              1,628
                                                                               2013   19.46          18.94              1,569
Russell 2000(R) Index Investment Division (Class A)........................... 2004   13.90          16.21              1,177
                                                                               2005   16.21          16.78                955
                                                                               2006   16.78          19.61              1,305
                                                                               2007   19.61          19.13              1,234
                                                                               2008   19.13          12.60              1,191
                                                                               2009   12.60          15.73              1,207
                                                                               2010   15.73          19.78              1,203
                                                                               2011   19.78          18.79              1,040
                                                                               2012   18.79          21.66                934
                                                                               2013   21.66          29.73                851
SSgA Growth and Income ETF Investment Division (Class E) (5/1/2006)........... 2006   10.54          11.23                  3
                                                                               2007   11.23          11.74                 16
                                                                               2008   11.74           8.72                 16
                                                                               2009    8.72          10.80                 31
                                                                               2010   10.80          12.02                 58
                                                                               2011   12.02          12.05                 44
                                                                               2012   12.05          13.47                 78
                                                                               2013   13.47          15.10                114
SSgA Growth ETF Investment Division (Class E) (5/1/2006)...................... 2006   10.74          11.50                 12
                                                                               2007   11.50          12.04                 51
                                                                               2008   12.04           8.00                 64
                                                                               2009    8.00          10.25                 75
                                                                               2010   10.25          11.59                 78
                                                                               2011   11.59          11.26                 80
                                                                               2012   11.26          12.84                 70
                                                                               2013   12.84          15.04                 77


                                     FFA-89

                                                                                                                  NUMBER OF
                                                                                   BEGINNING OF                  ACCUMULATION
                                                                                       YEAR        END OF YEAR   UNITS END OF
                                                                                   ACCUMULATION   ACCUMULATION     YEAR (IN
INVESTMENT DIVISION                                                         YEAR    UNIT VALUE     UNIT VALUE     THOUSANDS)
-------------------------------------------------------------------------- ------ -------------- -------------- -------------
T. Rowe Price Large Cap Growth Investment Division (Class A).............. 2004   11.55          12.58                690
                                                                           2005   12.58          13.28                666
                                                                           2006   13.28          14.90                883
                                                                           2007   14.90          16.14                844
                                                                           2008   16.14           9.29                777
                                                                           2009    9.29          13.20                783
                                                                           2010   13.20          15.31                793
                                                                           2011   15.31          15.00                730
                                                                           2012   15.00          17.68                734
                                                                           2013   17.68          24.37                901
T. Rowe Price Large Cap Growth Investment Division (Class A) (formerly
RCM Technology Investment Division (Class A))............................. 2004    5.70           5.41                214
                                                                           2005    5.41           5.97                188
                                                                           2006    5.97           6.23                274
                                                                           2007    6.23           8.13                474
                                                                           2008    8.13           4.49                358
                                                                           2009    4.49           7.08                395
                                                                           2010    7.08           9.00                451
                                                                           2011    9.00           8.04                402
                                                                           2012    8.04           8.95                343
                                                                           2013    8.95           9.39                  0
T. Rowe Price Mid Cap Growth Investment Division (Class A)................ 2004    6.36           7.44                458
                                                                           2005    7.44           8.47                544
                                                                           2006    8.47           8.94                857
                                                                           2007    8.94          10.44                939
                                                                           2008   10.44           6.24                916
                                                                           2009    6.24           9.02                959
                                                                           2010    9.02          11.44                942
                                                                           2011   11.44          11.18                883
                                                                           2012   11.18          12.62                870
                                                                           2013   12.62          17.12                937
T. Rowe Price Small Cap Growth Investment Division (Class A).............. 2004   12.59          13.86              1,688
                                                                           2005   13.86          15.24              1,483
                                                                           2006   15.24          15.68              1,799
                                                                           2007   15.68          17.07              1,624
                                                                           2008   17.07          10.78              1,479
                                                                           2009   10.78          14.85              1,453
                                                                           2010   14.85          19.84              1,455
                                                                           2011   19.84          20.01              1,253
                                                                           2012   20.01          23.02              1,142
                                                                           2013   23.02          32.97              1,078
Western Asset Management Strategic Bond Opportunities Investment
Division (Class A)........................................................ 2004   20.06          21.18                183
                                                                           2005   21.18          21.58                178
                                                                           2006   21.58          22.46                252
                                                                           2007   22.46          23.14                278
                                                                           2008   23.14          19.48                248
                                                                           2009   19.48          25.52                271
                                                                           2010   25.52          28.50                311
                                                                           2011   28.50          29.97                309
                                                                           2012   29.97          33.10                390
                                                                           2013   33.10          33.15                400
Western Asset Management U.S. Government Investment Division (Class A)     2004   16.58          16.92                203
                                                                           2005   16.92          17.05                196
                                                                           2006   17.05          17.59                275
                                                                           2007   17.59          18.18                326
                                                                           2008   18.18          17.95                348
                                                                           2009   17.95          18.55                320
                                                                           2010   18.55          19.44                286
                                                                           2011   19.44          20.32                258
                                                                           2012   20.32          20.81                246
                                                                           2013   20.81          20.46                211


------------
* We are waiving a portion of the Separate Account charge for the Investment Division investing in the BlackRock Large Cap Core Portfolio.



The assets of the FI Value Leaders Investment Division (Class E) of the Metropolitan Fund were merged into MFS(R) Value Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the FI Value Leaders Investment Division.



                                     FFA-90

The assets of the Met/Franklin Income Investment Division of the Met Investors Fund were merged into Loomis Sayles Global Markets Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Income Investment Division.

The assets of the Met/Franklin Mutual Shares Investment Division (Class B) of the Met Investors Fund were merged into MFS(R) Value Investment Division (Class
A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Mutual Shares Investment Division.

The assets of the Met/Franklin Templeton Founding Strategy Investment Division of the Met Investors Fund were merged into MetLife Growth Strategy Investment Division of the Met Investors Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Met/Franklin Templeton Founding Strategy Investment Division.

The assets of the MLA Mid Cap Investment Division (Class E) of the Met Investors Fund were merged into Neuberger Berman Genesis Investment Division (Class A) of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the MLA Mid Cap Investment Division.

The assets of the Oppenheimer Global Equity Investment Division of the Metropolitan Fund were merged into Oppenheimer Global Equity Investment Division of the Met Investors Trust on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the Oppenheimer Global Equity Portfolio of the Metropolitan Fund.

The assets of the RCM Technology Investment Division of the Met Investors Fund were merged into T. Rowe Price Large Cap Growth Investment Division of the Metropolitan Fund on April 29, 2013. Accumulation Unit Values prior to April 29, 2013 are those of the RCM Technology Investment Division.

The assets of the Met/Templeton Growth Investment Division (Class B) of the Met Investors Fund were merged into Oppenheimer Global Equity Investment Division (Class A) of the Met Investors Fund on April 29, 2013. - Accumulation Unit Values prior to April 29, 2013 are those of the Met/Templeton Growth Investment Division.

The assets of the Oppenheimer Capital Appreciation Investment Division (Class
E) of the Met Investors Fund were merged into the Jennison Growth Investment Division (Class A) of the Metropolitan Fund on April 30, 2012. Accumulation Unit Values prior to April 30, 2012 are those of the Oppenheimer Capital Appreciation Investment Division.


The assets of the Lord Abbett Mid Cap Value Investment Division (formerly the Neuberger Berman Mid Cap Value Division) of the Metropolitan Fund were merged into the Lord Abbett Mid Cap Value Investment Division of the Met Investors Fund. Accumulation Unit Values prior to April 30, 2012 are those of the Lord Abbett Mid Cap Value Investment Division of the Metropolitan Fund.

The assets of Legg Mason Value Equity Investment Division of the Met Investors Trust were merged into the Legg Mason ClearBridge Aggressive Growth Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the Legg Mason Value Equity Investment Division.

The assets of MetLife Aggressive Allocation Investment Division of the Metropolitan Fund were merged into the MetLife Aggressive Strategy Investment Division of the Met Investors Trust on May 2, 2011. Accumulation Unit Values prior to May 2, 2011 are those of the MetLife Aggressive Allocation Investment Division.

The assets of FI Mid Cap Opportunities Investment Division were merged into the Morgan Stanley Mid Cap Growth Investment Division on May 3, 2010. Accumulation Unit Values prior to May 3, 2010 are those of FI Mid Cap Opportunities Investment Division.

The assets of FI Large Cap Investment Division of the Metropolitan Funds were merged into the BlackRock Legacy Large Cap Growth Investment Division of the Met Investors Fund on May 1, 2009. Accumulation Unit Values prior to May 1, 2009 are those of the FI Large Cap Investment Division.

Effective April 28, 2008, the Fidelity Overseas Investment Division of the Fidelity(R)VIP Funds was replaced by the MFS Research International Division of the Met Investors Fund, and, is no longer available as a funding option.

The assets of BlackRock Large Cap Investment Division (formerly BlackRock Investment Trust Investment Division) of the Metropolitan Fund were merged into the BlackRock Large Cap Core Investment Division of the Met Investors Fund on April 30, 2007. Accumulation Unit Values prior to April 30, 2007 are those of the BlackRock Large Cap Investment Division.


                                     FFA-91

The assets of the MFS(R) Investors Trust Investment Division were merged into the Legg Mason Value Equity Investment Division prior to the opening of business on May 1, 2006. Accumulation Unit Values prior to May 1, 2006 are those of MFS(R) Investors Trust Investment Division.

The assets in Met/Putnam Voyager Investment Division were merged into Jennison Growth Investment Division prior to the opening of business on May 2, 2005. The Met/Putnam Voyager Investment Division is no longer available.


The Investment Division with the name FI Mid Cap Opportunities was merged into the Janus Mid Cap Investment Division prior to the opening of business on May 3, 2004 and was renamed FI Mid Cap Opportunities. The Investment Division with the name FI Mid Cap Opportunities on April 30, 2004 ceased to exist. The Accumulation Unit Values history prior to May 1,2004 is that of the Janus Mid Cap Investment Division.


Please see the Table of Expenses for more information.

                                     FFA-92

                                  APPENDIX C
--------------------------------------------------------------------------------
                      PORTFOLIO LEGAL AND MARKETING NAMES


            SERIES FUND/TRUST                      PORTFOLIO/SERIES                      MARKETING NAME
----------------------------------------- ---------------------------------- -------------------------------------
American Funds Insurance Series(R)        Bond Fund                          American Funds Bond Fund
American Funds Insurance Series(R)        Global Small Capitalization Fund   American Funds Global Small
                                                                             Capitalization Fund
American Funds Insurance Series(R)        Growth-Income Fund                 American Funds Growth-Income
                                                                             Fund
American Funds Insurance Series(R)        Growth Fund                        American Funds Growth Fund
Fidelity(R) Variable Insurance Products   Investment Grade Bond Portfolio    Fidelity VIP Investment Grade Bond
                                                                             Portfolio
Fidelity(R) Variable Insurance Products   Equity-Income Portfolio            Fidelity VIP Equity-Income Portfolio
Fidelity(R) Variable Insurance Products   Growth Portfolio                   Fidelity VIP Growth Portfolio
Fidelity(R) Variable Insurance Products   Money Market Portfolio             Fidelity VIP Money Market Portfolio


                                     FFA-93

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX D
--------------------------------------------------------------------------------
WHAT YOU NEED TO KNOW IF YOU ARE A TEXAS OPTIONAL RETIREMENT PROGRAM
                                  PARTICIPANT


If You are a participant in the Texas Optional Retirement Program, Texas law permits us to make withdrawals on your behalf only if You die, retire or terminate employment in all Texas institutions of higher education, as defined under Texas law. Any withdrawal You ask for requires a written statement from the appropriate Texas institution of higher education verifying your vesting status and (if applicable) termination of employment. Also, we require a written statement from You that You are not transferring employment to another Texas institution of higher education. If You retire or terminate employment in all Texas institutions of higher education or die before being vested, amounts provided by the state's matching contribution will be refunded to the appropriate Texas institution. We may change these restrictions or add others without your consent to the extent necessary to maintain compliance with the law.

                                     FFA-95

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                                  APPENDIX E
--------------------------------------------------------------------------------
         TABLE OF CONTENTS FOR THE STATEMENT OF ADDITIONAL INFORMATION



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
SERVICES
PRINCIPAL UNDERWRITER
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT
EXPERIENCE FACTOR
VARIABLE INCOME PAYMENTS
CALCULATING THE ANNUITY UNIT VALUE
ADVERTISEMENT OF THE SEPARATE ACCOUNT
VOTING RIGHTS
TAXES
WITHDRAWALS
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT
FINANCIAL STATEMENTS OF METLIFE



                                     FFA-97

                      THIS PAGE INTENTIONALLY LEFT BLANK.

                          REQUEST FOR A STATEMENT OF
                    ADDITIONAL INFORMATION/CHANGE OF ADDRESS

If You would like any of the following Statements of Additional Information, or have changed your address, please check the appropriate box below and return to the address below.

     [ ] Metropolitan Life Separate Account E

     [ ] Metropolitan Series Fund

     [ ] Met Investors Series Trust

     [ ] American Funds Insurance Series(R)

     [ ] Calvert Variable Series, Inc.

     [ ] Fidelity Variable Insurance Products Funds

     [ ] I have changed my address. My current address is:


                                           Name --------------------------------
-------------------------------------
  (Contract Number)
                                           Address -------------------------------

-------------------------------------      -------------------------------------
   (Signature)                                                                  zip

Metropolitan Life Insurance Company
P.O. Box 10342
Des Moines, IA 50306-0342


                                     FFA-99

                      METROPOLITAN LIFE INSURANCE COMPANY


                      METROPOLITAN LIFE SEPARATE ACCOUNT E


                        PREFERENCE PLUS(Reg. TM) ACCOUNT


            PREFERENCE PLUS(Reg. TM) ACCOUNT FOR ENHANCED CONTRACTS

                   ENHANCED PREFERENCE PLUS(Reg. TM) ACCOUNT
                                      AND
                           FINANCIAL FREEDOM ACCOUNT


       GROUP AND INDIVIDUAL DEFERRED ANNUITY AND INCOME ANNUITY CONTRACTS


                      STATEMENT OF ADDITIONAL INFORMATION


                                FORM N-4 PART B



                                 APRIL 28, 2014


This Statement of Additional Information is not a prospectus but contains information in addition to and more detailed than that set forth in the Prospectuses for Preference Plus(Reg. TM) Account, Preference Plus(Reg. TM) Account for Enhanced Contracts, Enhanced Preference Plus(Reg. TM) Account and Financial Freedom Account Deferred Annuities and Income Annuities, and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained from Metropolitan Life Insurance Company, P.O. Box 10342, Des Moines, IA 50306-0342.


Unless otherwise indicated, the Statement of Additional Information continues the use of certain terms as set forth in the Section titled "Important Terms You Should Know" of the Prospectuses for Preference Plus(Reg. TM) Account, Preference Plus(Reg. TM) Account for Enhanced Contracts, Enhanced Preference Plus(Reg. TM) Account and Financial Freedom Account Variable Annuity Contracts dated April 28, 2014.


                               TABLE OF CONTENTS




                                                           PAGE
                                                          -----
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM............    2
SERVICES.................................................    2
PRINCIPAL UNDERWRITER....................................    2
DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT........    2
EXPERIENCE FACTOR........................................    3
VARIABLE INCOME PAYMENTS.................................    3
CALCULATING THE ANNUITY UNIT VALUE.......................    4
ADVERTISEMENT OF THE SEPARATE ACCOUNT....................    5
VOTING RIGHTS............................................    7
TAXES....................................................    9
WITHDRAWALS..............................................   11
FINANCIAL STATEMENTS OF THE SEPARATE ACCOUNT.............    1
FINANCIAL STATEMENTS OF METLIFE..........................  F-1

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements and financial highlights are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.


The consolidated financial statements and related financial statement schedules of Metropolitan Life Insurance Company and subsidiaries, included in this Statement of Additional Information, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their report appearing herein. Such financial statements are included in reliance upon the report of such firm given upon their authority as experts in accounting and auditing.

The principal business address of Deloitte & Touche LLP is 30 Rockefeller Plaza, New York, New York 10112-0015.



                                    SERVICES


FAScore LLC ("Fascore"), which has its principal office at 8525 East Orchard Road, Greenwood Village, Colorado 80111, provides recordkeeping services to us in connection with our administration of the Enhanced Preference Plus Account and Financial Freedom Account Contract. Fascore is not affiliated with us, the Separate Account or any of our affiliates, including the Contract's principal underwriter, MetLife Investors Distribution Company ("MLIDC"). We pay Fascore for its services an annual base fee and/or annual per participant charge for each plan account under the Contract. Fascore also charges us for each loan taken under the Contract a loan initiation fee and loan maintenance fee. We paid Fascore for record keeping services $498,072 for the Enhanced Preference Plus Account Contract and $528,757 for the Financial Freedom Account Contract in 2013. We paid Fascore for recordkeeping services $644,168 for the Enhanced Preference Plus Account Contract and $529,647 for the Financial Freedom Account in 2012. We paid Fascore for recordkeeping services $754,410 for the Enhanced Preference Plus Account Contract and $551,826 for the Financial Freedom Account in 2011.



                             PRINCIPAL UNDERWRITER


MLIDC serves as principal underwriter for the Separate Account and the Contracts. Preference Plus(Reg. TM) Account Deferred and Income Annuities and Enhanced Preference Plus Account Deferred Annuities and Income Annuities, Preference Plus(Reg. TM) Account for Enhanced Contracts Deferred and Income Annuities and Enhanced Preference Plus Account Deferred Annuities and Income Annuities are no longer offered. However, contract owners and participants may still make purchase payments, and participants may still enroll under issued group Contracts. The offering of all other Contracts available under this registration statement is continuous. MLIDC's principal executive offices are located at 1095 Avenue of the Americas, New York, NY 10036. MLIDC is affiliated with the Company and the Separate Account.



               DISTRIBUTION AND PRINCIPAL UNDERWRITING AGREEMENT

Information about the distribution of the Contracts is contained in the Prospectus (see "Who Sells the Deferred Annuities"). Additional information is provided below.

Under the terms of the Distribution and Principal Underwriting Agreement among the Separate Account, MLIDC and the Company, MLIDC acts as agent for the distribution of the Contracts and as principal underwriter for the Contracts. The Company reimburses MLIDC for certain sales and overhead expenses connected with sales functions.

The following table shows the amount of commissions paid to and the amount of commissions retained by the Distributor and Principal Underwriter over the past three years.


                            UNDERWRITING COMMISSIONS
------------------------



              UNDERWRITING COMMISSIONS PAID     AMOUNT OF UNDERWRITING
                TO THE DISTRIBUTOR BY THE     COMMISSIONS RETAINED BY THE
    YEAR                 COMPANY                      DISTRIBUTOR
------------ ------------------------------- ----------------------------
 2013........$150,530,898                    $0
 2012........$201,775,422                    $0

              UNDERWRITING COMMISSIONS PAID    AMOUNT OF UNDERWRITING
                TO THE DISTRIBUTOR BY THE    COMMISSIONS RETAINED BY THE
    YEAR                 COMPANY                     DISTRIBUTOR
------------ ------------------------------ ----------------------------
 2011........$222,177,300                   $0


                               EXPERIENCE FACTOR

We use the term "experience factor" to describe investment performance for an Investment Division. We calculate Accumulation Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Accumulation Unit Value calculations the `Valuation Period". We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with law. All purchase payments and transfers are valued as of the end of the Valuation Period during which the transaction occurred.

The experience factor changes from Valuation Period to Valuation Period to reflect the upward or downward performance of the assets in the underlying Portfolios. The experience factor is calculated as of the end of each Valuation Period using the net asset value per share of the underlying Portfolio. The net asset value includes the per share amount of any dividend or capital gain distribution paid by the Portfolio during the current Valuation Period, and subtracts any per share charges for taxes and reserve for taxes. We then divide that amount by the net asset value per share as of the end of the last Valuation Period to obtain a factor that reflects investment performance. We then subtract a charge for each day in the Valuation Period not to exceed ..000034035 (the daily equivalent of an effective annual rate of 1.25%) for certain Deferred Annuities and Income Annuities and for certain other Deferred Annuities and Income Annuities .000025905 (the daily equivalent of an effective annual rate of .95%).


                            VARIABLE INCOME PAYMENTS

"Variable income payments" include variable income payments made under the Deferred Annuities and Income Annuities.

ASSUMED INVESTMENT RETURN (AIR)


The following discussion concerning the amount of variable income payments is based on an Assumed Investment Return of 3% per year. It should not be inferred that such rates will bear any relationship to the actual net investment experience of the Separate Account.

AMOUNT OF INCOME PAYMENTS


The cash You receive periodically from an Investment Division (after your first payment if paid within 10 days of the issue date) will depend upon the number of annuity units held in that Investment Division (described below) and the Annuity Unit Value (described later) as of the 10th day prior to a payment date.

The Income Annuity specifies the dollar amount of the initial variable income payment for each Investment Division (this equals the first payment amount if paid within 10 days of the issue date). This initial variable income payment is computed based on the amount of the purchase payment applied to the specific Investment Division (net any applicable premium tax owed or Contract charge), the AIR, the age and/or sex (where permitted) of the measuring lives and the income payment type selected. The initial payment amount is then divided by the Annuity Unit Value for the Investment Division to determine the number of annuity units held in that Investment Division. The number of annuity units held remains fixed for the duration of the Contract (if no reallocations are made).

The dollar amount of subsequent variable income payments will vary with the amount by which investment performance is greater or less than the AIR and Separate Account charges.

Each Deferred Annuity provides that, when a pay-out option is chosen, the payment to the annuitant will not be less than the payment produced by the then current Fixed Income Option purchase rates, which will not be less than current rates. The purpose of this provision is to assure the annuitant that, at retirement, if the current Fixed Income Option purchase rates are significantly more favorable than the rates guaranteed by a Deferred Annuity, the annuitant will be given the benefit of the higher rates.

ANNUITY UNIT VALUE


The Annuity Unit Value is calculated at the same time that the Accumulation Unit Value for Deferred Annuities is calculated and is based on the same change in investment performance in the Separate Account. (See "The Value of Your Income Payment" in the Prospectus.)

REALLOCATION PRIVILEGE


Your request for a reallocation tells us to move, in accordance with your instructions, the underlying Portfolio shares we have designated in the Investment Divisions or other funds to generate your income payments.

When You request a reallocation from an Investment Division to the Fixed Income Option, the payment amount will be adjusted at the time of reallocation. Your payment may either increase or decrease due to this adjustment. The adjusted payment will be calculated in the following manner.

   o First, we update the income payment amount to be reallocated from the Investment Division based upon the applicable Annuity Unit Value at the time of the reallocation;

   o Second, we use the AIR to calculate an updated annuity purchase rate based upon your age, if applicable, and expected future income payments at the time of the reallocation;

   o Third, we calculate another updated annuity purchase rate using our current annuity purchase rates for the Fixed Income Option for the Income Annuity on the date of your reallocation;

   o Finally, we determine the adjusted payment amount by multiplying the updated income amount determined in the first step by the ratio of the annuity purchase rate determined in the second step divided by the annuity purchase rate determined in the third step.

When You request a reallocation from one Investment Division to another, annuity units in one Investment Division are liquidated and annuity units in the other Investment Division are credited to You. There is no adjustment to the income payment amount. Future income payment amounts will be determined based on the Annuity Unit Value for the Investment Division to which You have reallocated.

Here are examples of the effect of a reallocation on the income payment:

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to the Fixed Income Option and the recalculated income payment supported by Investment Division A is $100. Assume that the updated annuity purchase rate based on the AIR is $125, while the updated annuity purchase rate based on fixed income annuity pricing is $100. In that case, your income payment from the Fixed Income Option will be increased by $40 - ($125 - $100) or $50, and your income payment supported by Investment Division A will be decreased by $40.

   o Suppose You choose to reallocate 40% of your income payment supported by Investment Division A to Investment Division B and the recalculated income payment supported by Investment Division A is $100. Then, your income payment supported by Investment Division B will be increased by $40 and your income payment supported by Investment Division A will be decreased by $40.


                       CALCULATING THE ANNUITY UNIT VALUE

We calculate Annuity Unit Values once a day on every day the New York Stock Exchange is open for trading. We call the time between two consecutive Annuity Unit Value calculations the "Valuation Period.' We have the right to change the basis for the Valuation Period, on 30 days' notice, as long as it is consistent with the law. All purchase payments and reallocations are valued as of the end of the Valuation Period during which the transaction occurred. The Annuity Unit Values can increase or decrease, based on the investment performance of the corresponding underlying Portfolios. If the investment performance is positive, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go up. Conversely, if the investment performance is negative, after payment of Separate Account charges and the deduction for the AIR, Annuity Unit Values will go down.

To calculate an Annuity Unit Value, we first adjust the experience factor for the period by a factor based on the AIR and the number of days in the Valuation Period. The resulting number is then multiplied by the last previously calculated Annuity Unit Value to produce the new Annuity Unit Value.

The following illustrations show, by use of hypothetical examples, the method of determining the Annuity Unit Value and the amount of variable income payments upon annuitization.


               ILLUSTRATION OF CALCULATION OF ANNUITY UNIT VALUE


  1.    Annuity Unit Value, beginning of period...................   $10.20
  2.    "Experience factor" for period............................     1.023558
  3.    Daily adjustment for 3% Assumed Investment Return.........   1.0000809863
  4.    (2) - (3).................................................     1.023475
  5.    Annuity Unit Value, end of period (1) - (4)...............   $10.44

                        ILLUSTRATION OF ANNUITY PAYMENTS
(ASSUMES THE FIRST MONTHLY PAYMENT IS MADE WITHIN 10 DAYS OF THE ISSUE DATE OF
                              THE INCOME ANNUITY)
          Annuitant age 65, Life Annuity with 120 Payments Guaranteed


   1.    Number of Accumulation Units as of Annuity Date..........................................    1,500.00
   2.    Accumulation Unit Value..................................................................   $    11.80
   3.    Accumulation Value of the Deferred Annuity (1) - (2).....................................   $17,700.00
   4.    First monthly income payment per $1,000 of Accumulation Value  .                            $     5.52
   5.    First monthly income payment (3) - (4) - 1,000...........................................   $    97.70
   6.    Assume Annuity Unit Value as of Annuity Date equal to (see Illustration of Calculation of
         Annuity Unit Value above)................................................................   $    10.80
   7.    Number of Annuity Units (5) - (6)........................................................     9.04630
   8.    Assume Annuity Unit Value for the second month equal to (10 days prior to payment).......   $    10.97
   9.    Second monthly Annuity Payment (7) - (8).................................................   $    99.24
  10.    Assume Annuity Unit Value for third month equal to.......................................   $    10.53
  11.    Next monthly Annuity Payment (7) - (10)..................................................   $    95.26

DETERMINING THE VARIABLE INCOME PAYMENT


Variable income payments can go up or down based upon the investment performance of the Investment Divisions in the Separate Account. AIR is the rate used to determine the first variable income payment and serves as a benchmark against which the investment performance of the Investment Divisions is compared. The higher the AIR, the higher the first variable income payment will be. Subsequent variable income payments will increase only to the extent that the investment performance of the Investment Divisions exceeds the AIR (and Separate Account charges). Variable income payments will decline if the investment performance of the Separate Account does not exceed the AIR (and Separate Account charges). A lower AIR will result in a lower initial variable income payment, but subsequent variable income payments will increase more rapidly or decline more slowly as changes occur in the investment performance of the Investment Divisions.


                     ADVERTISEMENT OF THE SEPARATE ACCOUNT

From time to time we advertise the performance of various Separate Account Investment Divisions. For the money market Investment Divisions, this performance will be stated in terms of "yield" and "effective yield." For the other Investment Divisions, this performance will be stated in terms of either yield, "change in Accumulation Unit Value," "change in Annuity Unit Value" or "average annual total return" or some combination of the foregoing. Yield, change in Accumulation Unit Value, change in Annuity Unit Value and average annual total return figures are based on historical earnings and are not intended to indicate future performance. The yield of the money market Investment Divisions refers to the income generated by an investment in the Investment Division over a seven-day period, which will be specified in the advertisement. This income is then annualized, by assuming that the same amount of income is generated each week over a 52-week period, and the total income is shown as a percentage of the investment. The effective yield is similarly calculated; however, when annualized, the earned income in the Investment Division is assumed to be reinvested. Thus, the effective yield figure will be slightly higher than the yield figure because of the former's compounding effect. Other yield figures quoted in advertisements, that is those other than the money market Investment Divisions, will refer to the net income generated by an investment in a particular Investment Division for a thirty-day period or month, which is specified in the advertisement, and then expressed as a percentage yield of that investment. This percentage yield is then compounded semiannually. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to this formula 2 [(a-b/cd + 1)6 + 1], where "a" represents dividends and interest earned during the period; "b" represents expenses accrued for the period (net of reimbursements); "c" represents the average daily number of shares outstanding during the period that were entitled to receive dividends; and "d" represents the maximum offering price per share on the last day of the period. Change in Accumulation Unit Value or Annuity Unit Value ("Non-Standard Performance") refers to the comparison between values of accumulation units or annuity units over specified periods in which an Investment Division has been in operation, expressed as a percentage and may also be expressed as an annualized figure. In addition, change in Accumulation Unit Value or Annuity Unit Value may be used to illustrate performance for a hypothetical investment (such as $10,000) over the time period specified. Yield, change in Accumulation Unit Value and effective yield figures do not reflect the possible imposition of an Early Withdrawal Charge for the Deferred Annuities and certain Enhanced Deferred Annuities, of up to 7% of the amount withdrawn attributable to a purchase payment, which may result in a lower figure being experienced by the investor. Change in Accumulation Unit Value is expressed by this formula [UV1/UV0 (annualization factor)] + 1, where UV1 represents the current unit value and UV0 represents the prior unit value. The annualization factor can be either (1/number of years) or 365/number of days). Average annual total return calculations ("Standard Performance") differs from the change in Accumulation Unit Value and Annuity Unit Value because it assumes a steady rate of return and reflects all expenses and applicable Early Withdrawal Charges. Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods that would equate the initial amount invested to the ending redeemable value, according to this formula P(1+T)n=ERV, where "P" represents a hypothetical initial payment of $1,000; "T" represents average annual total return; "n" represents number of years; and "ERV" represents ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year period (or fractional portion). Performance figures will vary among the various Deferred Annuities and Income Annuities as a result of different Separate Account charges and Early Withdrawal Charges since the Investment Division inception date, which is the date the corresponding Portfolio or predecessor Portfolio was first offered under the Separate Account that funds the Deferred Annuity or Income Annuity.

Enhanced Preference Plus, Enhanced VestMet and Financial Freedom Deferred Annuities and Enhanced Preference Plus and Financial Freedom Account Income Annuities performance figures vary from other Preference Plus and VestMet Deferred Annuities and Income Annuities as a result of reduced Separate Account charges. Performance may be calculated based upon historical performance of the underlying performance Portfolios of the Metropolitan Fund, Calvert Social Balanced Portfolio, Calvert Social Mid Cap Growth Portfolio, the Fidelity VIP Funds, Met Investors Fund and American Funds and may assume that certain Deferred Annuities were in existence prior to their inception date.

After the inception date, actual accumulation unit or annuity unit data is used.

Historical performance information should not be relied on as a guarantee of future performance results.

Advertisements regarding the Separate Account may contain comparisons of hypothetical after-tax returns of currently taxable investments versus returns of tax deferred investments. From time to time, the Separate Account may compare the performance of its Investment Divisions with the performance of common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds, Treasury Bills, certificates of deposit and savings accounts. The Separate Account may use the Consumer Price Index in its advertisements as a measure of inflation for comparison purposes. From time to time, the Separate Account may advertise its performance ranking among similar investments or compare its performance to averages as compiled by independent organizations, such as Lipper Analytical Services, Inc., Morningstar, Inc., VARDS(Reg. TM) and The Wall Street Journal. The Separate Account may also advertise its performance in comparison to appropriate indices, such as the Standard & Poor's 500 Composite Stock Price Index, the Standard & Poor's Mid Cap 400 Index, the Standard & Poor's North American Technology Sector Index, the Standard & Poor's North American Natural Resources Sector Index, the S&P/LSTA Leveraged Loan Index, the Russell 3000 Growth Index, the Russell 3000 Value Index, the Russell 2000(Reg. TM) Index, the Russell MidCap Index, the Russell MidCap Growth Index, the Russell MidCap Value Index, the Russell 2000(Reg. TM) Growth Index, the Russell 2000(Reg. TM) Value Index, the Russell 1000 Index, the Russell 1000 Growth Index, the Russell 1000 Value Index, the NASDAQ

Composite Index, the MSCI World Index, the MSCI All Country World Index, the MSCI All Country World ex-U.S. Index, the MSCI World ex-U.S. Small Cap Index, the MSCI All Country World Small Cap Index, the MSCI U.S. Small Cap Growth Index, the MSCI Emerging Markets Index, the MSCI EAFE(Reg. TM) Index, the Lipper Intermediate Investment Grade Debt Funds Average, the Lipper Global Small-Cap Funds Average, the Lipper Capital Appreciation Funds Index, the Lipper Growth Funds Index, the Lipper Growth & Income Funds Index, the Dow Jones Moderate Index, the Dow Jones Moderately Aggressive Index, the Dow Jones Moderately Conservative Index, the Dow Jones Aggressive Index, the Dow Jones Conservative Index, the Dow Jones U.S. Small-Cap Total Stock Market Index, the Citigroup World Government Bond Index, the Citigroup World Government Bond Index (WGBI) ex-U.S., the Barclays U.S. Aggregate Bond Index, the Barclays U.S. Credit Index, the Barclays U.S. Government/Credit 1-3 Year Index, the Barclays U.S. TIPS Index, the Barclays U.S. Universal Index, the Barclays U.S. Government Bond Index, the Barclays U.S. Intermediate Government Bond Index, the Bank of America Merrill Lynch High Yield Master II Constrained Index and Hybrid Index and the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index.

Performance may be shown for certain investment strategies that are made available under certain Deferred Annuities. The first is the "Equity Generator." Under the "Equity Generator," an amount equal to the interest earned during a specified interval (i.e., monthly, quarterly) in the Fixed Interest Account is transferred to the MetLife Stock Index Division or the BlackRock Aggressive Growth Division. The second technique is the "Equalizer(SM)." Under this strategy, once during a specified period (i.e., monthly, quarterly), a transfer is made from the MetLife Stock Index Division or the BlackRock Aggressive Growth Division to the Fixed Interest Account or from the Fixed Interest Account to the MetLife Stock Index Division or BlackRock Aggressive Growth Division in order to make the account and the division equal in value. The third strategy is the "Index Selector(SM)". Under this strategy, once during a specified period (i.e., quarterly, annually) transfers are made among the Barclays Capital Aggregate Bond Index, MetLife Stock Index, MSCI EAFE(Reg. TM) Index, Russell 2000(Reg. TM) Index and MetLife Mid Cap Stock Index Divisions and the Fixed Interest Account in order to bring the percentage of the total Account Balance in each of these Investment Divisions and Fixed Interest Account back to the current allocation of your choice of one of several asset allocation models: The elements which form the basis of the models are provided by MetLife which may rely on a third party for its expertise in creating appropriate allocations. The models are designed to correlate to various risk tolerance levels associated with investing and are subject to change from time to time.

An "Equity Generator Return," "Aggressive Equity Generator Return," "Equalizer Return," "Aggressive Equalizer Return" or "Index Selector Return" for each asset allocation model will be calculated by presuming a certain dollar value at the beginning of a period and comparing this dollar value with the dollar value, based on historical performance, at the end of the period, expressed as a percentage. The "Return" in each case will assume that no withdrawals have occurred. We may also show performance for the Equity Generator, Equalizer and Index Selector investment strategies using other Investment Divisions for which these strategies are made available in the future. If we do so, performance will be calculated in the same manner as described above, using the appropriate account and/or Investment Divisions.

We may state performance for the Investment Divisions of the Income Annuities which reflect deduction of the insurance-related charge (Separate Account charge) and investment-related charge, when accompanied by the annualized change in Annuity Unit Value.

Past performance is no guarantee of future results.

Historical performance information should not be relied on as a guarantee of future performance results.

An illustration should not be replied upon as a guarantee of future results.


                                 VOTING RIGHTS

In accordance with our view of the present applicable law, we will vote the shares of each of the Portfolios held by the Separate Account (which are deemed attributable to all the Deferred Annuities or Income Annuities described in the Prospectuses) at regular and special meetings of the shareholders of the Portfolio based on instructions received from those having voting interests in the corresponding Investment Divisions of the Separate Account. However, if the 1940 Act or any rules thereunder should be amended or if the present interpretation thereof should change, and, as a result, we determine that we are permitted to vote the shares of the Portfolios in our own right, we may elect to do so.

Accordingly, You have voting interests under all the Deferred Annuities or Income Annuities described in the Prospectuses. The number of shares held in each Separate Account Investment Division deemed attributable to You is determined by dividing the value of accumulation or annuity units attributable to You in that Investment Division, if any, by the net asset value of one share in the Portfolio in which the assets in that Separate Account Investment Division are invested. Fractional votes will be counted. The number of shares for which You have the right to give instructions will be determined as of the record date for the meeting.

Portfolio shares held in each registered separate account of MetLife or any affiliate that are or are not attributable to life insurance policies or annuities (including all the Deferred Annuities and Income Annuities described in the Prospectuses) and for which no timely instructions are received will be voted in the same proportion as the shares for which voting instructions are received by that separate account. Portfolio shares held in the general accounts or unregistered separate accounts of MetLife or its affiliates will be voted in the same proportion as the aggregate of (i) the shares for which voting instructions are received and (ii) the shares that are voted in proportion to such voting instructions. However, if we or an affiliate determine that we are permitted to vote any such shares, in our own right, we may elect to do so subject to the then current interpretation of the 1940 Act or any rules thereunder.

Qualified retirement plans which invest directly in the Portfolios do not have voting interests through life insurance or annuity contracts and do not vote these interests based upon the number of shares held in the Separate Account Investment Division deemed attributable to those qualified retirement plans. Shares are held by the plans themselves and are voted directly; the instruction process does not apply.

You will be entitled to give instructions regarding the votes attributable to your Deferred Annuity or your Income Annuity, in your sole discretion.

Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, participants may instruct You to give us instructions regarding shares deemed attributable to their respective contributions. Under the Keogh Deferred Annuities and the Enhanced Unallocated Keogh Deferred Annuity, we will provide You with the number of copies of voting instruction soliciting materials that You may furnish such materials to participants who may give You voting instructions.

Under Section 457(f) deferred compensation plans, Section 451 deferred fee arrangements, Section 451 deferred compensation plans, Section 457(e)(11) severance and death benefit plans and the TSA Deferred Annuities and Income Annuities under which the employer retains all rights, we will provide You with the number of copies of voting instruction soliciting materials that You request so that You may furnish such materials to participants who may give You voting instructions.

Neither the Separate Account nor MetLife has any duty to inquire as to the instructions received or your authority to give instructions; thus, as far as the Separate Account, and any others having voting interests in respect of the Separate Account are concerned, such instructions are valid and effective.

You may give instructions regarding, among other things, the election of the board of directors, ratification of the election of an independent registered public accounting firm, and the approval of investment and sub-investment managers.

DISREGARDING VOTING INSTRUCTIONS


MetLife may disregard voting instructions under the following circumstances (1) to make or refrain from making any change in the investments or investment policies for any Portfolio if required by any insurance regulatory authority;
(2) to refrain from making any change in the investment policies or any investment manager or principal underwriter or any Portfolio which may be initiated by those having voting interests or the Metropolitan Fund's, Calvert Variable Series', Fidelity VIP Funds', Met Investors Fund's or American Funds'(Reg. TM) boards of directors, provided MetLife's disapproval of the change is reasonable and, in the case of a change in investment policies or investment manager, based on a good faith determination that such change would be contrary to state law or otherwise inappropriate in light of the Portfolio's objective and purposes; or (3) to enter into or refrain from entering into any advisory agreement or underwriting contract, if required by any insurance regulatory authority.

In the event that MetLife does disregard voting instructions, a summary of the action and the reasons for such action will be included in the next semiannual report.

                                     TAXES

Non-Qualified Annuity Contracts

Diversification

In order for your non-qualified Contract to be considered an annuity contract for federal income tax purposes, we must comply with certain diversification standards with respect to the investments underlying the Contract. We believe that we satisfy and will continue to satisfy these diversification standards. Failure to meet these standards would result in immediate taxation to Contract owners of gains under their Contracts. Inadvertent failure to meet these standards may be correctable.

Changes to Tax Rules and Interpretations

Changes to applicable tax rules and interpretations can adversely affect the tax treatment of your Contract. These changes may take effect retroactively.

We reserve the right to amend your Contract where necessary to maintain its status as a Variable Annuity Contract under federal tax law and to protect You and other Contract owners in the Investment Divisions from adverse tax consequences.

The 3.8 % investment tax applies to investment income earned in households making at least $250,000 ($200,000 single) and will result in the following top tax rates on investment income:




 CAPITAL GAINS   DIVIDENDS   OTHER
     23.8%        43.4%     43.4%



The table above also incorporates the scheduled increase in the capital gains rate from 15% to 20%, and the scheduled increase in the dividends rate from 15% to 39.6%.

QUALIFIED ANNUITY CONTRACTS

Annuity contracts purchased through tax qualified plans are subject to limitations imposed by the Code and regulations as a condition of tax qualification. There are various types of tax qualified plans which have certain beneficial tax consequences for Contract owners and plan participants.

TYPES OF QUALIFIED PLANS

The following list includes individual account-type plans which may hold an annuity Contract as described in the Prospectus. Except for Traditional IRAs, they are established by an employer for participation of its employees.

IRA

Established by an individual, or employer as part of an employer plan.

SIMPLE

Established by a for-profit employer with fewer than 100 employees, based on IRA accounts for each participant.

SEP

Established by a for-profit employer, based on IRA accounts for each participant. Employer only contributions.

401(K), 401(A)

Established by for-profit employers, Section 501(c)(3) tax exempt and non-tax exempt entities, Indian Tribes.

403(B) TAX SHELTERED ANNUITY ("TSA")

Established by Section 501(c)(3) tax exempt entities, public schools (K-12), public colleges, universities, churches, synagogues and mosques.

457(B) GOVERNMENTAL SPONSOR

Established by state and local governments, public schools (K-12), public colleges and universities.

457(B) NON-GOVERNMENTAL SPONSOR

Established by a tax-exempt entity. Under a non-governmental plan, which must be a tax-exempt entity under Section 501(c) of the Code, all such investments of the plan are owned by and are subject to the claims of the general creditors of the sponsoring employer. In general, all amounts received under a non-governmental Section 457(b) plan are taxable and are subject to federal income tax withholding as wages.

Additional information regarding 457(b) plans

A 457(b) plan may provide a one-time election to make special one-time "catch-up" contributions in one or more of the participant's last three taxable years ending before the participant's normal retirement age under the plan. Participants in governmental 457(b) plans may not use both the age 50 or older catch-up and the special one-time catch-up contribution in the same taxable year. In general, contribution limits with respect to elective deferral and to age 50 plus catch-up contributions are not aggregated with contributions under the other types of qualified plans for the purposes of determining the limitations applicable to participants.

403(A)

If your benefit under the 403(b) plan is worth more than $5,000, the Code requires that your annuity protect your spouse if You die before You receive any payments under the annuity or if You die while payments are being made. You may waive these requirements with the written consent of your spouse. In general, designating a beneficiary other than your spouse is considered a waiver and requires your spouse's written consent. Waiving these requirements may cause your monthly benefit to increase during your lifetime. Special rules apply to the withdrawal of excess contributions.

ROTH ACCOUNT

Individual or employee plan contributions made to certain plans on an after-tax basis. An IRA may be established as a Roth IRA, and 401(k), 403(b) and 457(b) plans may provide for Roth accounts.


ERISA


If your plan is subject to ERISA and You are married, the income payments, withdrawal provisions, and methods of payment of the death benefit under your Contract may be subject to your spouse's rights as described below.


Generally, the spouse must give qualified consent whenever You elect to:


(a)Choose income payments other than on a qualified joint and survivor annuity basis ("QJSA") (one under which we make payments to You during your lifetime and then make payments reduced by no more than 50% to your spouse for his or her remaining life, if any): or choose to waive the qualified pre-retirement survivor annuity benefit ("QPSA") (the benefit payable to the surviving spouse of a participant who dies with a vested interest in an accrued retirement benefit under the plan before payment of the benefit has begun);

(b)Make certain withdrawals under plans for which a qualified consent is required;

(c)Name someone other than the spouse as your beneficiary; or

(d)Use your accrued benefit as security for a loan exceeding $5,000.

Generally, there is no limit to the number of your elections as long as a qualified consent is given each time. The consent to waive the QJSA must meet certain requirements, including that it be in writing, that it acknowledges the identity of the designated beneficiary and the form of benefit selected, dated, signed by your spouse, witnessed by a notary public or plan representative, and that it be in a form satisfactory to us. The waiver of the QJSA generally must be executed during the 180 day period (90 days for certain loans) ending on the date on which income payments are to commence, or the withdrawal or the loan is to be made, as the case may be. If You die before benefits commence, your surviving spouse will be your beneficiary unless he or she has given a qualified consent otherwise.

The qualified consent to waive the QPSA benefit and the beneficiary designation must be made in writing that acknowledges the designated beneficiary, dated, signed by your spouse, witnessed by a notary public or plan representative and in a form satisfactory to us. Generally, there is no limit to the number of beneficiary designations as long as a qualified consent accompanies each designation. The waiver of and the qualified consent for the QPSA benefit generally may not be given until the plan year in which You attain age 35. The waiver period for the QPSA ends on the date of your death.

If the present value of your benefit is worth $5,000 or less, your plan generally may provide for distribution of your entire interest in a lump sum without spousal consent.

Comparison of Plan Limits for Individual Contributions:



     PLAN TYPE       ELECTIVE CONTRIBUTION   CATCH-UP CONTRIBUTION
  IRA               $ 5,500                 $1,000
  SIMPLE            $12,000                 $2,500
  401(k)            $17,500                 $5,500
  SEP/401(a)                 (Employer contributions only)
  403(b) (TSA)      $17,500                 $5,500
  457(b)            $17,500                 $5,500



Dollar limits are for 2014 and subject to cost-of-living adjustments in future years. Employer-sponsored individual account plans (other than 457(b) plans) may provide for additional employer contributions not to exceed the greater of $52,000 or 25% of an employee's compensation for 2014.

Federal Estate Taxes

While no attempt is being made to discuss the federal estate tax implications of the Contract, You should bear in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent's gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning adviser for more information.

Generation-Skipping Transfer Tax

Under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your contract, or from any applicable payment, and pay it directly to the IRS.

Annuity Purchase Payments By Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state and foreign taxation with respect to an annuity contract purchase.



                                  WITHDRAWALS

We will normally pay withdrawal proceeds within seven days after receipt of a request for a withdrawal at your Administrative Office, but we may delay payment as permitted by law, under certain circumstances. (See "Valuation -- Suspension of Payments" in the Prospectus). We reserve the right to defer payment for a partial withdrawal, withdrawal or transfer from the Fixed Interest Account for the period permitted by law, but for not more than six months.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Contract Owners of
Metropolitan Life Separate Account E
and Board of Directors of
Metropolitan Life Insurance Company

We have audited the accompanying statements of assets and liabilities of Metropolitan Life Separate Account E (the "Separate Account") of Metropolitan Life Insurance Company (the "Company") comprising each of the individual Investment Divisions listed in Note 2.A as of December 31, 2013, the related statements of operations for the respective stated period in the year then ended, the statements of changes in net assets for the respective stated periods in the two years then ended, and the financial highlights in Note 8 for the respective stated periods in the five years then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2013, by correspondence with the custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Investment Divisions constituting the Separate Account of the Company as of December 31, 2013, the results of their operations for the respective stated period in the year then ended, the changes in their net assets for the respective stated periods in the two years then ended, and the financial highlights for the respective stated periods in the five years then ended, in conformity with accounting principles generally accepted in the United States of America.



/s/ DELOITTE & TOUCHE LLP
Certified Public Accountants

Tampa, Florida
March 27, 2014

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                    STATEMENTS OF ASSETS AND LIABILITIES
                              DECEMBER 31, 2013


                                                                     AMERICAN FUNDS
                                              AMERICAN FUNDS          GLOBAL SMALL          AMERICAN FUNDS         AMERICAN FUNDS
                                                   BOND              CAPITALIZATION             GROWTH              GROWTH-INCOME
                                            INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                           --------------------   --------------------   --------------------   --------------------
ASSETS:
   Investments at fair value.............  $        113,016,462   $        588,501,428   $      1,121,813,472   $       866,506,956
   Due from Metropolitan Life
     Insurance Company...................                    --                     --                     --                    --
                                           --------------------   --------------------   --------------------   --------------------
        Total Assets.....................           113,016,462            588,501,428          1,121,813,472           866,506,956
                                           --------------------   --------------------   --------------------   --------------------
LIABILITIES:
   Accrued fees..........................                    19                     12                     14                    13
   Due to Metropolitan Life
     Insurance Company...................                     4                      1                      3                   123
                                           --------------------   --------------------   --------------------   --------------------
        Total Liabilities................                    23                     13                     17                   136
                                           --------------------   --------------------   --------------------   --------------------

NET ASSETS...............................  $        113,016,439   $        588,501,415   $      1,121,813,455   $       866,506,820
                                           ====================   ====================   ====================   ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units....  $        112,829,132   $        588,086,736   $      1,121,108,971   $       865,915,519
   Net assets from contracts in payout...               187,307                414,679                704,484               591,301
                                           --------------------   --------------------   --------------------   --------------------
        Total Net Assets.................  $        113,016,439   $        588,501,415   $      1,121,813,455   $       866,506,820
                                           ====================   ====================   ====================   ====================


 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013




                                             CALVERT VP SRI        CALVERT VP SRI         FIDELITY VIP          FIDELITY VIP
                                                BALANCED           MID CAP GROWTH         EQUITY-INCOME       FUNDSMANAGER 50%
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $         56,643,460  $         14,202,309  $         95,223,010  $        120,060,165
   Due from Metropolitan Life
     Insurance Company..................                     1                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            56,643,461            14,202,309            95,223,010           120,060,165
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     3                    --                     1                    --
   Due to Metropolitan Life
     Insurance Company..................                    --                    --                     1                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     3                    --                     2                    --
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         56,643,458  $         14,202,309  $         95,223,008  $        120,060,165
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         56,643,458  $         14,202,309  $         93,869,052  $        120,060,165
   Net assets from contracts in payout..                    --                    --             1,353,956                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         56,643,458  $         14,202,309  $         95,223,008  $        120,060,165
                                          ====================  ====================  ====================  ====================



                                                                                          FIDELITY VIP
                                              FIDELITY VIP                              INVESTMENT GRADE        FIDELITY VIP
                                            FUNDSMANAGER 60%     FIDELITY VIP GROWTH          BOND              MONEY MARKET
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        291,255,733  $         95,812,869  $         16,664,039  $         10,057,109
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           291,255,733            95,812,869            16,664,039            10,057,109
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    --                    --                    --                    --
   Due to Metropolitan Life
     Insurance Company..................                    --                     1                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    --                     1                    --                    --
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        291,255,733  $         95,812,868  $         16,664,039  $         10,057,109
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        291,255,733  $         95,812,868  $         16,664,039  $         10,057,109
   Net assets from contracts in payout..                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        291,255,733  $         95,812,868  $         16,664,039  $         10,057,109
                                          ====================  ====================  ====================  ====================


                                                  MIST
                                            ALLIANCEBERNSTEIN       MIST AMERICAN
                                             GLOBAL DYNAMIC        FUNDS BALANCED
                                               ALLOCATION            ALLOCATION
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $      1,557,670,403  $        799,895,158
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................         1,557,670,403           799,895,158
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     3                     5
   Due to Metropolitan Life
     Insurance Company..................                    --                     1
                                          --------------------  --------------------
        Total Liabilities...............                     3                     6
                                          --------------------  --------------------

NET ASSETS..............................  $      1,557,670,400  $        799,895,152
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      1,557,670,400  $        799,865,410
   Net assets from contracts in payout..                    --                29,742
                                          --------------------  --------------------
        Total Net Assets................  $      1,557,670,400  $        799,895,152
                                          ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                              MIST AMERICAN                               MIST AMERICAN
                                              FUNDS GROWTH          MIST AMERICAN        FUNDS MODERATE        MIST AQR GLOBAL
                                               ALLOCATION           FUNDS GROWTH           ALLOCATION           RISK BALANCED
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        417,519,491  $        369,736,905  $        971,848,251  $      1,689,296,734
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           417,519,491           369,736,905           971,848,251         1,689,296,734
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     5                     4                     2                     1
   Due to Metropolitan Life
     Insurance Company..................                     1                     2                     2                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     6                     6                     4                     2
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        417,519,485  $        369,736,899  $        971,848,247  $      1,689,296,732
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        417,505,735  $        369,709,489  $        971,456,717  $      1,689,296,732
   Net assets from contracts in payout..                13,750                27,410               391,530                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        417,519,485  $        369,736,899  $        971,848,247  $      1,689,296,732
                                          ====================  ====================  ====================  ====================

                                             MIST BLACKROCK
                                             GLOBAL TACTICAL       MIST BLACKROCK
                                               STRATEGIES          LARGE CAP CORE          VARIABLE B            VARIABLE C
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $      1,991,834,925  $        739,787,039  $         13,976,723  $          1,246,820
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                     1                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................         1,991,834,925           739,787,039            13,976,724             1,246,820
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     1                    19                    --                    --
   Due to Metropolitan Life
     Insurance Company..................                     2                     7                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     3                    26                    --                    --
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $      1,991,834,922  $        739,787,013  $         13,976,724  $          1,246,820
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      1,991,834,922  $        733,998,515  $         13,675,902  $          1,246,820
   Net assets from contracts in payout..                    --             5,788,498               300,822                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $      1,991,834,922  $        739,787,013  $         13,976,724  $          1,246,820
                                          ====================  ====================  ====================  ====================


                                           MIST CLARION GLOBAL    MIST CLEARBRIDGE
                                               REAL ESTATE      AGGRESSIVE GROWTH II
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $        253,186,010  $        423,765,642
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           253,186,010           423,765,642
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    10                     9
   Due to Metropolitan Life
     Insurance Company..................                    --                     2
                                          --------------------  --------------------
        Total Liabilities...............                    10                    11
                                          --------------------  --------------------

NET ASSETS..............................  $        253,186,000  $        423,765,631
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        253,056,627  $        423,655,877
   Net assets from contracts in payout..               129,373               109,754
                                          --------------------  --------------------
        Total Net Assets................  $        253,186,000  $        423,765,631
                                          ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                     MIST HARRIS          MIST INVESCO
                                            MIST CLEARBRIDGE           OAKMARK            BALANCED-RISK         MIST INVESCO
                                            AGGRESSIVE GROWTH       INTERNATIONAL          ALLOCATION           MID CAP VALUE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        170,478,459  $        597,907,536  $        433,699,156  $        517,780,851
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    21
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           170,478,459           597,907,536           433,699,156           517,780,872
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     8                    10                     3                    11
   Due to Metropolitan Life
     Insurance Company..................                     2                    14                     1                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    10                    24                     4                    11
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        170,478,449  $        597,907,512  $        433,699,152  $        517,780,861
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        170,393,840  $        597,394,970  $        433,699,152  $        517,246,309
   Net assets from contracts in payout..                84,609               512,542                    --               534,552
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        170,478,449  $        597,907,512  $        433,699,152  $        517,780,861
                                          ====================  ====================  ====================  ====================

                                                                                          MIST JPMORGAN
                                              MIST INVESCO          MIST JPMORGAN         GLOBAL ACTIVE         MIST JPMORGAN
                                            SMALL CAP GROWTH          CORE BOND            ALLOCATION          SMALL CAP VALUE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $         52,424,256  $         88,832,329  $        553,137,852  $         19,791,911
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            52,424,256            88,832,329           553,137,852            19,791,911
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    20                     5                     3                     7
   Due to Metropolitan Life
     Insurance Company..................                     2                     1                     1                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    22                     6                     4                     8
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         52,424,234  $         88,832,323  $        553,137,848  $         19,791,903
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         52,399,113  $         88,830,402  $        553,137,848  $         19,790,634
   Net assets from contracts in payout..                25,121                 1,921                    --                 1,269
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         52,424,234  $         88,832,323  $        553,137,848  $         19,791,903
                                          ====================  ====================  ====================  ====================


                                           MIST LOOMIS SAYLES     MIST LORD ABBETT
                                             GLOBAL MARKETS        BOND DEBENTURE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $        128,415,708  $       339,376,634
   Due from Metropolitan Life
     Insurance Company..................                    --                   --
                                          --------------------  --------------------
        Total Assets....................           128,415,708          339,376,634
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     7                   15
   Due to Metropolitan Life
     Insurance Company..................                     2                    4
                                          --------------------  --------------------
        Total Liabilities...............                     9                   19
                                          --------------------  --------------------

NET ASSETS..............................  $        128,415,699  $       339,376,615
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        128,402,847  $       339,114,690
   Net assets from contracts in payout..                12,852              261,925
                                          --------------------  --------------------
        Total Net Assets................  $        128,415,699  $       339,376,615
                                          ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                  MIST MET/FRANKLIN
                                             MIST MET/EATON         LOW DURATION       MIST MET/TEMPLETON       MIST METLIFE
                                           VANCE FLOATING RATE      TOTAL RETURN       INTERNATIONAL BOND    AGGRESSIVE STRATEGY
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $         17,414,858  $         76,708,375  $          8,897,039  $        228,507,713
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            17,414,858            76,708,375             8,897,039           228,507,713
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     3                     8                     2                     6
   Due to Metropolitan Life
     Insurance Company..................                    --                     3                    --                    10
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     3                    11                     2                    16
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         17,414,855  $         76,708,364  $          8,897,037  $        228,507,697
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         17,414,855  $         76,708,364  $          8,897,037  $        221,049,618
   Net assets from contracts in payout..                    --                    --                    --             7,458,079
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         17,414,855  $         76,708,364  $          8,897,037  $        228,507,697
                                          ====================  ====================  ====================  ====================


                                                                                          MIST METLIFE
                                              MIST METLIFE          MIST METLIFE           MULTI-INDEX        MIST MFS EMERGING
                                              BALANCED PLUS        GROWTH STRATEGY        TARGETED RISK        MARKETS EQUITY
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $      2,758,152,664  $         86,580,395  $        261,549,608  $         53,202,062
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................         2,758,152,664            86,580,395           261,549,608            53,202,062
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     1                     5                     4                     3
   Due to Metropolitan Life
     Insurance Company..................                     1                     1                     1                     1
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     2                     6                     5                     4
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $      2,758,152,662  $         86,580,389  $        261,549,603  $         53,202,058
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      2,758,152,662  $         86,426,786  $        261,549,603  $         53,202,058
   Net assets from contracts in payout..                    --               153,603                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $      2,758,152,662  $         86,580,389  $        261,549,603  $         53,202,058
                                          ====================  ====================  ====================  ====================



                                            MIST MFS RESEARCH    MIST MORGAN STANLEY
                                              INTERNATIONAL        MID CAP GROWTH
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $        252,471,428  $        399,201,523
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           252,471,428           399,201,523
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    16                    15
   Due to Metropolitan Life
     Insurance Company..................                    14                     7
                                          --------------------  --------------------
        Total Liabilities...............                    30                    22
                                          --------------------  --------------------

NET ASSETS..............................  $        252,471,398  $        399,201,501
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        251,933,968  $        398,928,889
   Net assets from contracts in payout..               537,430               272,612
                                          --------------------  --------------------
        Total Net Assets................  $        252,471,398  $        399,201,501
                                          ====================  ====================



 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                                                    MIST PIMCO
                                           MIST OPPENHEIMER     INFLATION PROTECTED      MIST PIMCO           MIST PIONEER
                                             GLOBAL EQUITY             BOND             TOTAL RETURN        STRATEGIC INCOME
                                          INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION
                                          -------------------  --------------------  -------------------  --------------------
ASSETS:
   Investments at fair value............  $       284,310,750  $        559,896,337  $     1,166,300,328  $         69,401,880
   Due from Metropolitan Life
     Insurance Company..................                   --                    --                    2                    --
                                          -------------------  --------------------  -------------------  --------------------
       Total Assets.....................          284,310,750           559,896,337        1,166,300,330            69,401,880
                                          -------------------  --------------------  -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   13                     9                   10                     3
   Due to Metropolitan Life
     Insurance Company..................                   10                     2                   --                    --
                                          -------------------  --------------------  -------------------  --------------------
       Total Liabilities................                   23                    11                   10                     3
                                          -------------------  --------------------  -------------------  --------------------

NET ASSETS..............................  $       284,310,727  $        559,896,326  $     1,166,300,320  $         69,401,877
                                          ===================  ====================  ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       284,155,795  $        559,681,838  $     1,165,828,462  $         69,401,877
   Net assets from contracts in payout..              154,932               214,488              471,858                    --
                                          -------------------  --------------------  -------------------  --------------------
       Total Net Assets.................  $       284,310,727  $        559,896,326  $     1,166,300,320  $         69,401,877
                                          ===================  ====================  ===================  ====================


                                              MIST PYRAMIS          MIST PYRAMIS         MIST SCHRODERS       MIST SSGA GROWTH
                                            GOVERNMENT INCOME       MANAGED RISK       GLOBAL MULTI-ASSET      AND INCOME ETF
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        541,918,860  $        57,316,482   $        357,921,887  $       979,735,905
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                     --                   --
                                          --------------------  --------------------  --------------------  --------------------
       Total Assets.....................           541,918,860           57,316,482            357,921,887          979,735,905
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     4                    4                      3                    4
   Due to Metropolitan Life
     Insurance Company..................                     1                    1                      1                    3
                                          --------------------  --------------------  --------------------  --------------------
       Total Liabilities................                     5                    5                      4                    7
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        541,918,855  $        57,316,477   $        357,921,883  $       979,735,898
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        541,918,855  $        57,316,477   $        357,921,883  $       979,370,871
   Net assets from contracts in payout..                    --                   --                     --              365,027
                                          --------------------  --------------------  --------------------  --------------------
       Total Net Assets.................  $        541,918,855  $        57,316,477   $        357,921,883  $       979,735,898
                                          ====================  ====================  ====================  ====================


                                               MIST SSGA        MIST T. ROWE PRICE
                                              GROWTH ETF          MID CAP GROWTH
                                          INVESTMENT DIVISION   INVESTMENT DIVISION
                                          -------------------  --------------------
ASSETS:
   Investments at fair value............  $       150,739,397  $        393,848,248
   Due from Metropolitan Life
     Insurance Company..................                   --                    --
                                          -------------------  --------------------
       Total Assets.....................          150,739,397           393,848,248
                                          -------------------  --------------------
LIABILITIES:
   Accrued fees.........................                   11                     6
   Due to Metropolitan Life
     Insurance Company..................                    3                     3
                                          -------------------  --------------------
       Total Liabilities................                   14                     9
                                          -------------------  --------------------

NET ASSETS..............................  $       150,739,383  $        393,848,239
                                          ===================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $       150,727,962  $        393,495,178
   Net assets from contracts in payout..               11,421               353,061
                                          -------------------  --------------------
       Total Net Assets.................  $       150,739,383  $        393,848,239
                                          ===================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013


                                            MIST THIRD AVENUE    MSF BAILLIE GIFFORD      MSF BARCLAYS          MSF BLACKROCK
                                             SMALL CAP VALUE     INTERNATIONAL STOCK  AGGREGATE BOND INDEX       BOND INCOME
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $         16,848,473  $        162,561,078  $      1,173,488,798  $        478,446,497
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................            16,848,473           162,561,078         1,173,488,798           478,446,497
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     5                    18                    11                    11
   Due to Metropolitan Life
     Insurance Company..................                     1                     5                     4                     4
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     6                    23                    15                    15
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $         16,848,467  $        162,561,055  $      1,173,488,783  $        478,446,482
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         16,848,467  $        162,168,580  $      1,171,116,554  $        475,651,181
   Net assets from contracts in payout..                    --               392,475             2,372,229             2,795,301
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $         16,848,467  $        162,561,055  $      1,173,488,783  $        478,446,482
                                          ====================  ====================  ====================  ====================

                                              MSF BLACKROCK        MSF BLACKROCK         MSF BLACKROCK         MSF BLACKROCK
                                          CAPITAL APPRECIATION      DIVERSIFIED         LARGE CAP VALUE        MONEY MARKET
                                           INVESTMENT DIVISION  INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  -------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        189,056,529  $       680,740,995  $       270,163,041   $         83,385,119
   Due from Metropolitan Life
     Insurance Company..................                    --                   --                    1                      4
                                          --------------------  -------------------  --------------------  --------------------
        Total Assets....................           189,056,529          680,740,995          270,163,042             83,385,123
                                          --------------------  -------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     9                   10                   10                     10
   Due to Metropolitan Life
     Insurance Company..................                    --                    6                   --                     --
                                          --------------------  -------------------  --------------------  --------------------
        Total Liabilities...............                     9                   16                   10                     10
                                          --------------------  -------------------  --------------------  --------------------

NET ASSETS..............................  $        189,056,520  $       680,740,979  $       270,163,032   $         83,385,113
                                          ====================  ===================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        188,060,169  $       674,373,016  $       270,102,641   $         82,791,094
   Net assets from contracts in payout..               996,351            6,367,963               60,391                594,019
                                          --------------------  -------------------  --------------------  --------------------
        Total Net Assets................  $        189,056,520  $       680,740,979  $       270,163,032   $         83,385,113
                                          ====================  ===================  ====================  ====================

                                            MSF DAVIS VENTURE       MSF FRONTIER
                                                  VALUE            MID CAP GROWTH
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $        659,765,499  $        515,676,533
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  --------------------
        Total Assets....................           659,765,499           515,676,533
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    14                    13
   Due to Metropolitan Life
     Insurance Company..................                     6                     7
                                          --------------------  --------------------
        Total Liabilities...............                    20                    20
                                          --------------------  --------------------

NET ASSETS..............................  $        659,765,479  $        515,676,513
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        657,240,995  $        515,170,118
   Net assets from contracts in payout..             2,524,484               506,395
                                          --------------------  --------------------
        Total Net Assets................  $        659,765,479  $        515,676,513
                                          ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                              MSF JENNISON        MSF LOOMIS SAYLES     MSF LOOMIS SAYLES      MSF MET/ARTISAN
                                                 GROWTH            SMALL CAP CORE       SMALL CAP GROWTH        MID CAP VALUE
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        177,299,374  $        203,229,747  $         64,392,869  $        268,786,626
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           177,299,374           203,229,747            64,392,869           268,786,626
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    14                    16                    16                    14
   Due to Metropolitan Life
     Insurance Company..................                    12                     2                     5                     5
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    26                    18                    21                    19
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        177,299,348  $        203,229,729  $         64,392,848  $        268,786,607
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        176,946,086  $        202,046,649  $         64,331,318  $        267,816,698
   Net assets from contracts in payout..               353,262             1,183,080                61,530               969,909
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        177,299,348  $        203,229,729  $         64,392,848  $        268,786,607
                                          ====================  ====================  ====================  ====================

                                           MSF MET/DIMENSIONAL       MSF METLIFE           MSF METLIFE
                                           INTERNATIONAL SMALL      CONSERVATIVE         CONSERVATIVE TO         MSF METLIFE
                                                 COMPANY             ALLOCATION        MODERATE ALLOCATION   MID CAP STOCK INDEX
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $          5,887,259  $        550,180,382  $      1,476,093,809  $        532,114,739
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                     6
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................             5,887,259           550,180,382         1,476,093,809           532,114,745
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     4                     4                     2                    10
   Due to Metropolitan Life
     Insurance Company..................                     1                     4                     2                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                     5                     8                     4                    10
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $          5,887,254  $        550,180,374  $      1,476,093,805  $        532,114,735
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $          5,887,254  $        550,156,753  $      1,475,729,970  $        531,377,297
   Net assets from contracts in payout..                    --                23,621               363,835               737,438
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $          5,887,254  $        550,180,374  $      1,476,093,805  $        532,114,735
                                          ====================  ====================  ====================  ====================

                                                                     MSF METLIFE
                                               MSF METLIFE           MODERATE TO
                                           MODERATE ALLOCATION  AGGRESSIVE ALLOCATION
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  ---------------------
ASSETS:
   Investments at fair value............  $      4,454,029,368   $     1,955,179,910
   Due from Metropolitan Life
     Insurance Company..................                    --                    --
                                          --------------------  ---------------------
        Total Assets....................         4,454,029,368         1,955,179,910
                                          --------------------  ---------------------
LIABILITIES:
   Accrued fees.........................                     5                     3
   Due to Metropolitan Life
     Insurance Company..................                     4                     2
                                          --------------------  ---------------------
        Total Liabilities...............                     9                     5
                                          --------------------  ---------------------

NET ASSETS..............................  $      4,454,029,359   $     1,955,179,905
                                          ====================  =====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      4,452,987,474   $     1,951,300,360
   Net assets from contracts in payout..             1,041,885             3,879,545
                                          --------------------  ---------------------
        Total Net Assets................  $      4,454,029,359   $     1,955,179,905
                                          ====================  =====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONTINUED)
                              DECEMBER 31, 2013



                                               MSF METLIFE          MSF MFS TOTAL                                 MSF MSCI
                                               STOCK INDEX             RETURN             MSF MFS VALUE          EAFE INDEX
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $      3,062,136,495  $        155,581,016  $        519,644,748  $        534,853,089
   Due from Metropolitan Life
     Insurance Company..................                    --                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................         3,062,136,495           155,581,016           519,644,748           534,853,089
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    11                     9                    13                    11
   Due to Metropolitan Life
     Insurance Company..................                    32                     3                     8                     5
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    43                    12                    21                    16
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $      3,062,136,452  $        155,581,004  $        519,644,727  $        534,853,073
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $      3,033,664,548  $        153,235,218  $        514,168,369  $        534,467,539
   Net assets from contracts in payout..            28,471,904             2,345,786             5,476,358               385,534
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $      3,062,136,452  $        155,581,004  $        519,644,727  $        534,853,073
                                          ====================  ====================  ====================  ====================


                                              MSF NEUBERGER       MSF RUSSELL 2000      MSF T. ROWE PRICE     MSF T. ROWE PRICE
                                             BERMAN GENESIS             INDEX           LARGE CAP GROWTH      SMALL CAP GROWTH
                                           INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------  --------------------  --------------------
ASSETS:
   Investments at fair value............  $        368,249,860  $        347,868,985  $        427,299,450  $        395,500,818
   Due from Metropolitan Life
     Insurance Company..................                    --                    24                     5                     3
                                          --------------------  --------------------  --------------------  --------------------
        Total Assets....................           368,249,860           347,869,009           427,299,455           395,500,821
                                          --------------------  --------------------  --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                    17                    14                    11                    12
   Due to Metropolitan Life
     Insurance Company..................                    15                    --                    --                    --
                                          --------------------  --------------------  --------------------  --------------------
        Total Liabilities...............                    32                    14                    11                    12
                                          --------------------  --------------------  --------------------  --------------------

NET ASSETS..............................  $        368,249,828  $        347,868,995  $        427,299,444  $        395,500,809
                                          ====================  ====================  ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $        367,643,384  $        347,468,516  $        419,280,502  $        395,093,951
   Net assets from contracts in payout..               606,444               400,479             8,018,942               406,858
                                          --------------------  --------------------  --------------------  --------------------
        Total Net Assets................  $        368,249,828  $        347,868,995  $        427,299,444  $        395,500,809
                                          ====================  ====================  ====================  ====================

                                                                  MSF WESTERN ASSET
                                           MSF VAN ECK GLOBAL   MANAGEMENT STRATEGIC
                                            NATURAL RESOURCES    BOND OPPORTUNITIES
                                           INVESTMENT DIVISION   INVESTMENT DIVISION
                                          --------------------  --------------------
ASSETS:
   Investments at fair value............  $         41,407,918  $       230,763,509
   Due from Metropolitan Life
     Insurance Company..................                    --                   --
                                          --------------------  --------------------
        Total Assets....................            41,407,918          230,763,509
                                          --------------------  --------------------
LIABILITIES:
   Accrued fees.........................                     4                   12
   Due to Metropolitan Life
     Insurance Company..................                     2                    3
                                          --------------------  --------------------
        Total Liabilities...............                     6                   15
                                          --------------------  --------------------

NET ASSETS..............................  $         41,407,912  $       230,763,494
                                          ====================  ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units...  $         41,407,912  $       229,850,350
   Net assets from contracts in payout..                    --              913,144
                                          --------------------  --------------------
        Total Net Assets................  $         41,407,912  $       230,763,494
                                          ====================  ====================


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF ASSETS AND LIABILITIES -- (CONCLUDED)
                              DECEMBER 31, 2013


                                                                                                                  MSF WESTERN ASSET
                                                                                                                     MANAGEMENT
                                                                                                                   U.S. GOVERNMENT
                                                                                                                 INVESTMENT DIVISION
                                                                                                                --------------------
ASSETS:
   Investments at fair value.................................................................................   $        212,578,790
   Due from Metropolitan Life
     Insurance Company.......................................................................................                     --
                                                                                                                --------------------
        Total Assets.........................................................................................            212,578,790
                                                                                                                --------------------
LIABILITIES:
   Accrued fees..............................................................................................                     16
   Due to Metropolitan Life
     Insurance Company.......................................................................................                      4
                                                                                                                --------------------
        Total Liabilities....................................................................................                     20
                                                                                                                --------------------

NET ASSETS...................................................................................................   $        212,578,770
                                                                                                                ====================
CONTRACT OWNERS' EQUITY
   Net assets from accumulation units........................................................................   $        212,301,215
   Net assets from contracts in payout.......................................................................                277,555
                                                                                                                --------------------
        Total Net Assets.....................................................................................   $        212,578,770
                                                                                                                ====================


 The accompanying notes are an integral part of these financial statements.

This page is intentionally left blank.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                          STATEMENTS OF OPERATIONS
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                        AMERICAN FUNDS
                                                  AMERICAN FUNDS         GLOBAL SMALL          AMERICAN FUNDS
                                                       BOND             CAPITALIZATION             GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          2,095,935  $           4,792,137  $          9,668,642
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             1,506,872              6,689,075            12,531,615
      Administrative charges.................               292,846              1,321,880             2,485,638
                                               --------------------  ---------------------  --------------------
         Total expenses......................             1,799,718              8,010,955            15,017,253
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......               296,217            (3,218,818)           (5,348,611)
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............             1,379,190                     --                    --
      Realized gains (losses) on sale of
         investments.........................             (279,635)              6,256,474            34,797,602
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......             1,099,555              6,256,474            34,797,602
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................           (5,900,521)            126,072,179           231,523,086
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................           (4,800,966)            132,328,653           266,320,688
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (4,504,749)  $         129,109,835  $        260,972,077
                                               ====================  =====================  ====================


                                                   AMERICAN FUNDS        CALVERT VP SRI        CALVERT VP SRI
                                                    GROWTH-INCOME           BALANCED           MID CAP GROWTH
                                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          10,657,623  $            563,608  $                 --
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................              9,573,071               508,379               100,803
      Administrative charges.................              1,892,674               112,905                27,057
                                               ---------------------  --------------------  --------------------
         Total expenses......................             11,465,745               621,284               127,860
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......              (808,122)              (57,676)             (127,860)
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                     --             4,754,392             1,529,805
      Realized gains (losses) on sale of
         investments.........................             22,015,003               621,808               607,111
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......             22,015,003             5,376,200             2,136,916
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            197,272,916             3,010,244             1,369,092
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            219,287,919             8,386,444             3,506,008
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         218,479,797  $          8,328,768  $          3,378,148
                                               =====================  ====================  ====================


                                                   FIDELITY VIP          FIDELITY VIP           FIDELITY VIP
                                                   EQUITY-INCOME       FUNDSMANAGER 50%       FUNDSMANAGER 60%
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          2,236,791  $           1,127,222  $          3,180,014
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................               710,601              1,408,113             5,364,834
      Administrative charges.................               216,918                     --                    --
                                               --------------------  ---------------------  --------------------
         Total expenses......................               927,519              1,408,113             5,364,834
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......             1,309,272              (280,891)           (2,184,820)
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............             5,929,140                637,126            10,167,104
      Realized gains (losses) on sale of
         investments.........................               420,099                 40,316             2,213,661
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......             6,349,239                677,442            12,380,765
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            13,593,477              8,280,722            31,377,318
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            19,942,716              8,958,164            43,758,083
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         21,251,988  $           8,677,273  $         41,573,263
                                               ====================  =====================  ====================



                                                 FIDELITY VIP GROWTH
                                                 INVESTMENT DIVISION
                                               ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             246,038
                                               ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                636,108
      Administrative charges.................                170,961
                                               ---------------------
         Total expenses......................                807,069
                                               ---------------------
           Net investment income (loss)......              (561,031)
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                 58,580
      Realized gains (losses) on sale of
         investments.........................              1,749,515
                                               ---------------------
           Net realized gains (losses).......              1,808,095
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................             24,557,252
                                               ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             26,365,347
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          25,804,316
                                               =====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                                                                   MIST
                                                   FIDELITY VIP                              ALLIANCEBERNSTEIN
                                                 INVESTMENT GRADE        FIDELITY VIP         GLOBAL DYNAMIC
                                                       BOND              MONEY MARKET           ALLOCATION
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            408,583  $              2,810  $         17,436,085
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................               146,259               116,605            13,867,812
      Administrative charges.................                39,299                15,816             3,498,707
                                               --------------------  --------------------  --------------------
         Total expenses......................               185,558               132,421            17,366,519
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               223,025             (129,611)                69,566
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............               209,564                    --            28,979,976
      Realized gains (losses) on sale of
         investments.........................                 9,184                    --               578,582
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               218,748                    --            29,558,558
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................           (1,008,199)                    --            99,050,193
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             (789,451)                    --           128,608,751
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          (566,426)  $          (129,611)  $        128,678,317
                                               ====================  ====================  ====================


                                                   MIST AMERICAN         MIST AMERICAN
                                                  FUNDS BALANCED         FUNDS GROWTH          MIST AMERICAN
                                                    ALLOCATION            ALLOCATION           FUNDS GROWTH
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          9,949,080  $          3,712,742  $          1,482,103
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             7,448,147             3,851,861             3,442,229
      Administrative charges.................             1,835,046               925,045               844,836
                                               --------------------  --------------------  --------------------
         Total expenses......................             9,283,193             4,776,906             4,287,065
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               665,887           (1,064,164)           (2,804,962)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............            44,738,212            20,486,382            16,480,984
      Realized gains (losses) on sale of
         investments.........................             6,808,563             6,464,405             8,589,908
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            51,546,775            26,950,787            25,070,892
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            64,077,722            52,896,385            61,692,648
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................           115,624,497            79,847,172            86,763,540
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        116,290,384  $         78,783,008  $         83,958,578
                                               ====================  ====================  ====================


                                                   MIST AMERICAN                               MIST BLACKROCK
                                                  FUNDS MODERATE         MIST AQR GLOBAL       GLOBAL TACTICAL
                                                    ALLOCATION            RISK BALANCED          STRATEGIES
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $          15,411,175  $         38,882,854  $          24,551,334
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................              9,607,073            18,651,002             18,211,659
      Administrative charges.................              2,343,836             4,702,333              4,596,457
                                               ---------------------  --------------------  ---------------------
         Total expenses......................             11,950,909            23,353,335             22,808,116
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......              3,460,266            15,529,519              1,743,218
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............             50,830,885            72,455,716             39,685,717
      Realized gains (losses) on sale of
         investments.........................              9,906,449          (12,508,021)              2,228,382
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......             60,737,334            59,947,695             41,914,099
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             43,237,433         (175,248,264)            115,124,941
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            103,974,767         (115,300,569)            157,039,040
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         107,435,033  $       (99,771,050)  $         158,782,258
                                               =====================  ====================  =====================



                                                  MIST BLACKROCK
                                                  LARGE CAP CORE
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $          9,437,690
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             6,514,033
      Administrative charges.................             1,397,591
                                               --------------------
         Total expenses......................             7,911,624
                                               --------------------
           Net investment income (loss)......             1,526,066
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................             5,445,047
                                               --------------------
           Net realized gains (losses).......             5,445,047
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................           185,128,020
                                               --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................           190,573,067
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        192,099,133
                                               ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                                                            MIST CLARION GLOBAL
                                                    VARIABLE B            VARIABLE C            REAL ESTATE
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $            193,385  $             17,133  $          17,198,078
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................               118,137                 1,725              2,625,150
      Administrative charges.................                    --                    --                614,877
                                               --------------------  --------------------  ---------------------
         Total expenses......................               118,137                 1,725              3,240,027
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......                75,248                15,408             13,958,051
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                    --                     --
      Realized gains (losses) on sale of
         investments.........................               129,960                 1,801            (2,567,576)
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......               129,960                 1,801            (2,567,576)
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             3,569,637               337,844            (5,787,201)
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             3,699,597               339,645            (8,354,777)
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          3,774,845  $            355,053  $           5,603,274
                                               ====================  ====================  =====================

                                                                                                  MIST HARRIS
                                                 MIST CLEARBRIDGE        MIST CLEARBRIDGE           OAKMARK
                                               AGGRESSIVE GROWTH II      AGGRESSIVE GROWTH       INTERNATIONAL
                                                INVESTMENT DIVISION     INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $          2,438,619   $             327,118  $          13,332,404
                                               ---------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             4,094,689               1,327,571              5,422,357
      Administrative charges.................               981,185                 307,899              1,297,762
                                               ---------------------  ---------------------  ---------------------
         Total expenses......................             5,075,874               1,635,470              6,720,119
                                               ---------------------  ---------------------  ---------------------
           Net investment income (loss)......           (2,637,255)             (1,308,352)              6,612,285
                                               ---------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                      --                     --
      Realized gains (losses) on sale of
         investments.........................            16,536,285               4,709,750              9,467,227
                                               ---------------------  ---------------------  ---------------------
           Net realized gains (losses).......            16,536,285               4,709,750              9,467,227
                                               ---------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................            82,697,978              41,633,973            118,047,042
                                               ---------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            99,234,263              46,343,723            127,514,269
                                               ---------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         96,597,008   $          45,035,371  $         134,126,554
                                               =====================  =====================  =====================

                                                   MIST INVESCO
                                                   BALANCED-RISK          MIST INVESCO          MIST INVESCO
                                                    ALLOCATION            MID CAP VALUE       SMALL CAP GROWTH
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  ---------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $           3,903,904  $             112,223
                                               --------------------  ---------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             3,940,653              5,018,657                474,028
      Administrative charges.................               971,227              1,151,345                110,579
                                               --------------------  ---------------------  ---------------------
         Total expenses......................             4,911,880              6,170,002                584,607
                                               --------------------  ---------------------  ---------------------
           Net investment income (loss)......           (4,911,880)            (2,266,098)              (472,384)
                                               --------------------  ---------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............             3,683,128                     --              2,704,192
      Realized gains (losses) on sale of
         investments.........................                50,265             12,000,719              2,044,057
                                               --------------------  ---------------------  ---------------------
           Net realized gains (losses).......             3,733,393             12,000,719              4,748,249
                                               --------------------  ---------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             2,085,923            113,631,182             10,593,236
                                               --------------------  ---------------------  ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             5,819,316            125,631,901             15,341,485
                                               --------------------  ---------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $            907,436  $         123,365,803  $          14,869,101
                                               ====================  =====================  =====================


                                                   MIST JPMORGAN
                                                     CORE BOND
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $            238,598
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................               917,538
      Administrative charges.................               220,994
                                               --------------------
         Total expenses......................             1,138,532
                                               --------------------
           Net investment income (loss)......             (899,934)
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............               374,940
      Realized gains (losses) on sale of
         investments.........................             4,796,517
                                               --------------------
           Net realized gains (losses).......             5,171,457
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................           (8,122,594)
                                               --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................           (2,951,137)
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (3,851,071)
                                               ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                   MIST JPMORGAN
                                                   GLOBAL ACTIVE         MIST JPMORGAN       MIST LOOMIS SAYLES
                                                    ALLOCATION          SMALL CAP VALUE        GLOBAL MARKETS
                                                INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            267,301  $              87,505  $            699,496
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             3,710,326                184,520               997,927
      Administrative charges.................               923,200                 45,237               238,538
                                               --------------------  ---------------------  --------------------
         Total expenses......................             4,633,526                229,757             1,236,465
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......           (4,366,225)              (142,252)             (536,969)
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............             1,577,076                     --                    --
      Realized gains (losses) on sale of
         investments.........................                    --                807,531             1,518,661
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......             1,577,076                807,531             1,518,661
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            37,522,721              4,225,186            13,213,815
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            39,099,797              5,032,717            14,732,476
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         34,733,572  $           4,890,465  $         14,195,507
                                               ====================  =====================  ====================

                                                                                              MIST MET/FRANKLIN
                                                  MIST LORD ABBETT       MIST MET/EATON         LOW DURATION
                                                   BOND DEBENTURE      VANCE FLOATING RATE      TOTAL RETURN
                                                 INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          22,103,778  $            350,990  $            337,366
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................              3,425,974               114,255               364,548
      Administrative charges.................                799,216                28,152                87,497
                                               ---------------------  --------------------  --------------------
         Total expenses......................              4,225,190               142,407               452,045
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......             17,878,588               208,583             (114,679)
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                     --                41,784                    --
      Realized gains (losses) on sale of
         investments.........................              2,543,018                 8,416                 6,042
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......              2,543,018                50,200                 6,042
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................                813,310                 5,269               208,461
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................              3,356,328                55,469               214,503
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $          21,234,916  $            264,052  $             99,824
                                               =====================  ====================  ====================


                                                MIST MET/TEMPLETON        MIST METLIFE           MIST METLIFE
                                                INTERNATIONAL BOND     AGGRESSIVE STRATEGY       BALANCED PLUS
                                                INVESTMENT DIVISION    INVESTMENT DIVISION    INVESTMENT DIVISION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $            174,607   $           1,076,643  $         24,001,219
                                               ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                89,300               1,793,611            21,406,940
      Administrative charges.................                22,167                 508,624             5,353,597
                                               ---------------------  ---------------------  --------------------
         Total expenses......................               111,467               2,302,235            26,760,537
                                               ---------------------  ---------------------  --------------------
           Net investment income (loss)......                63,140             (1,225,592)           (2,759,318)
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                39,379                      --            38,771,200
      Realized gains (losses) on sale of
         investments.........................               (8,625)               3,331,546                    --
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......                30,754               3,331,546            38,771,200
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             (108,988)              42,845,791           222,027,751
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................              (78,234)              46,177,337           260,798,951
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $           (15,094)   $          44,951,745  $        258,039,633
                                               =====================  =====================  ====================


                                                    MIST METLIFE
                                                   GROWTH STRATEGY
                                               INVESTMENT DIVISION (a)
                                               -----------------------
INVESTMENT INCOME:
      Dividends..............................   $                 --
                                               -----------------------
EXPENSES:
      Mortality and expense risk
         charges.............................                544,671
      Administrative charges.................                130,238
                                               -----------------------
         Total expenses......................                674,909
                                               -----------------------
           Net investment income (loss)......              (674,909)
                                               -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                     --
      Realized gains (losses) on sale of
         investments.........................                264,063
                                               -----------------------
           Net realized gains (losses).......                264,063
                                               -----------------------
      Change in unrealized gains (losses)
         on investments......................             11,188,828
                                               -----------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             11,452,891
                                               -----------------------
      Net increase (decrease) in net assets
         resulting from operations...........   $         10,777,982
                                               =======================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                  MIST METLIFE
                                                   MULTI-INDEX        MIST MFS EMERGING      MIST MFS RESEARCH
                                                  TARGETED RISK        MARKETS EQUITY          INTERNATIONAL
                                               INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                              --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $            589,555  $            538,781   $          6,305,225
                                              --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................             1,056,454               514,211              2,373,747
      Administrative charges................               263,275               127,672                586,198
                                              --------------------  ---------------------  --------------------
        Total expenses......................             1,319,729               641,883              2,959,945
                                              --------------------  ---------------------  --------------------
           Net investment income (loss).....             (730,174)             (103,102)              3,345,280
                                              --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........             4,514,858                    --                     --
      Realized gains (losses) on sale of
        investments.........................                    --               245,013              (622,928)
                                              --------------------  ---------------------  --------------------
           Net realized gains (losses)......             4,514,858               245,013              (622,928)
                                              --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................             8,391,748           (3,134,017)             36,996,683
                                              --------------------  ---------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................            12,906,606           (2,889,004)             36,373,755
                                              --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $         12,176,432  $        (2,992,106)   $         39,719,035
                                              ====================  =====================  ====================

                                                                                                MIST PIMCO
                                               MIST MORGAN STANLEY     MIST OPPENHEIMER     INFLATION PROTECTED
                                                 MID CAP GROWTH          GLOBAL EQUITY             BOND
                                               INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                              ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends.............................  $          2,745,736   $          4,516,126  $         14,094,489
                                              ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
        charges.............................             3,634,972              2,365,829             6,579,350
      Administrative charges................               766,935                580,603             1,570,741
                                              ---------------------  --------------------  --------------------
        Total expenses......................             4,401,907              2,946,432             8,150,091
                                              ---------------------  --------------------  --------------------
           Net investment income (loss).....           (1,656,171)              1,569,694             5,944,398
                                              ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                    --                     --            37,459,149
      Realized gains (losses) on sale of
        investments.........................            13,208,252              8,709,957           (8,639,098)
                                              ---------------------  --------------------  --------------------
           Net realized gains (losses)......            13,208,252              8,709,957            28,820,051
                                              ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
        on investments......................           103,554,435             47,935,617         (105,930,636)
                                              ---------------------  --------------------  --------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................           116,762,687             56,645,574          (77,110,585)
                                              ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $        115,106,516   $         58,215,268  $       (71,166,187)
                                              =====================  ====================  ====================


                                                   MIST PIMCO           MIST PIONEER         MIST PYRAMIS
                                                  TOTAL RETURN        STRATEGIC INCOME     GOVERNMENT INCOME
                                               INVESTMENT DIVISION   INVESTMENT DIVISION  INVESTMENT DIVISION
                                              --------------------  --------------------  -------------------
INVESTMENT INCOME:
      Dividends.............................  $         51,567,840  $          3,569,918  $         9,062,061
                                              --------------------  --------------------  -------------------
EXPENSES:
      Mortality and expense risk
        charges.............................            12,412,014               743,711            6,085,818
      Administrative charges................             2,969,350               177,651            1,499,037
                                              --------------------  --------------------  -------------------
        Total expenses......................            15,381,364               921,362            7,584,855
                                              --------------------  --------------------  -------------------
           Net investment income (loss).....            36,186,476             2,648,556            1,477,206
                                              --------------------  --------------------  -------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........            23,792,168               209,249            5,634,743
      Realized gains (losses) on sale of
        investments.........................               100,894               171,069          (3,345,973)
                                              --------------------  --------------------  -------------------
           Net realized gains (losses)......            23,893,062               380,318            2,288,770
                                              --------------------  --------------------  -------------------
      Change in unrealized gains (losses)
        on investments......................          (99,136,970)           (3,017,233)         (39,830,367)
                                              --------------------  --------------------  -------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................          (75,243,908)           (2,636,915)         (37,541,597)
                                              --------------------  --------------------  -------------------
      Net increase (decrease) in net assets
        resulting from operations...........  $       (39,057,432)  $             11,641  $      (36,064,391)
                                              ====================  ====================  ===================


                                                   MIST PYRAMIS
                                                   MANAGED RISK
                                              INVESTMENT DIVISION (a)
                                              -----------------------
INVESTMENT INCOME:
      Dividends.............................   $            436,163
                                              -----------------------
EXPENSES:
      Mortality and expense risk
        charges.............................                177,828
      Administrative charges................                 44,432
                                              -----------------------
        Total expenses......................                222,260
                                              -----------------------
           Net investment income (loss).....                213,903
                                              -----------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions...........                977,426
      Realized gains (losses) on sale of
        investments.........................                  5,743
                                              -----------------------
           Net realized gains (losses)......                983,169
                                              -----------------------
      Change in unrealized gains (losses)
        on investments......................              1,447,758
                                              -----------------------
      Net realized and change in
        unrealized gains (losses) on
        investments.........................              2,430,927
                                              -----------------------
      Net increase (decrease) in net assets
        resulting from operations...........   $          2,644,830
                                              =======================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                  MIST SCHRODERS       MIST SSGA GROWTH          MIST SSGA
                                                GLOBAL MULTI-ASSET      AND INCOME ETF          GROWTH ETF
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             18,497  $         23,754,170  $          2,687,071
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             2,539,132             9,566,484             1,352,341
      Administrative charges.................               631,127             2,372,902               327,751
                                               --------------------  --------------------  --------------------
         Total expenses......................             3,170,259            11,939,386             1,680,092
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......           (3,151,762)            11,814,784             1,006,979
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............               795,373            22,302,490             4,638,603
      Realized gains (losses) on sale of
         investments.........................                20,340             9,374,192             2,092,763
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......               815,713            31,676,682             6,731,366
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            24,079,526            60,189,529            12,635,058
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            24,895,239            91,866,211            19,366,424
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         21,743,477  $        103,680,995  $         20,373,403
                                               ====================  ====================  ====================

                                                 MIST T. ROWE PRICE     MIST THIRD AVENUE     MSF BAILLIE GIFFORD
                                                   MID CAP GROWTH        SMALL CAP VALUE      INTERNATIONAL STOCK
                                                 INVESTMENT DIVISION   INVESTMENT DIVISION    INVESTMENT DIVISION
                                               ---------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $             838,548  $             138,131  $          2,442,598
                                               ---------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................              3,524,990                134,084             1,619,726
      Administrative charges.................                836,889                 36,673               356,577
                                               ---------------------  ---------------------  --------------------
         Total expenses......................              4,361,879                170,757             1,976,303
                                               ---------------------  ---------------------  --------------------
           Net investment income (loss)......            (3,523,331)               (32,626)               466,295
                                               ---------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............             17,768,363                     --                    --
      Realized gains (losses) on sale of
         investments.........................              6,721,570                254,181           (2,942,364)
                                               ---------------------  ---------------------  --------------------
           Net realized gains (losses).......             24,489,933                254,181           (2,942,364)
                                               ---------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             81,926,394              3,721,160            23,276,505
                                               ---------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            106,416,327              3,975,341            20,334,141
                                               ---------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         102,892,996  $           3,942,715  $         20,800,436
                                               =====================  =====================  ====================

                                                   MSF BARCLAYS           MSF BLACKROCK         MSF BLACKROCK
                                               AGGREGATE BOND INDEX        BOND INCOME      CAPITAL APPRECIATION
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $         38,951,626   $         19,239,814  $          1,119,065
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................            11,988,005              5,115,344             1,775,245
      Administrative charges.................             2,799,256              1,182,605               450,682
                                               ---------------------  --------------------  --------------------
         Total expenses......................            14,787,261              6,297,949             2,225,927
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......            24,164,365             12,941,865           (1,106,862)
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --             12,186,645                    --
      Realized gains (losses) on sale of
         investments.........................               963,354                807,361             8,210,066
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......               963,354             12,994,006             8,210,066
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (69,025,881)           (36,914,536)            41,967,751
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................          (68,062,527)           (23,920,530)            50,177,817
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $       (43,898,162)   $       (10,978,665)  $         49,070,955
                                               =====================  ====================  ====================

                                                   MSF BLACKROCK
                                                    DIVERSIFIED
                                                INVESTMENT DIVISION
                                               ---------------------
INVESTMENT INCOME:
      Dividends..............................  $          16,114,942
                                               ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................              6,872,407
      Administrative charges.................              1,344,204
                                               ---------------------
         Total expenses......................              8,216,611
                                               ---------------------
           Net investment income (loss)......              7,898,331
                                               ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                     --
      Realized gains (losses) on sale of
         investments.........................             10,296,472
                                               ---------------------
           Net realized gains (losses).......             10,296,472
                                               ---------------------
      Change in unrealized gains (losses)
         on investments......................             96,075,877
                                               ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            106,372,349
                                               ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         114,270,680
                                               =====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                   MSF BLACKROCK          MSF BLACKROCK       MSF DAVIS VENTURE
                                                  LARGE CAP VALUE         MONEY MARKET              VALUE
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  ---------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          2,951,920  $                  --  $          7,503,038
                                               --------------------  ---------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             2,574,538                909,421             6,255,535
      Administrative charges.................               609,224                222,586             1,516,492
                                               --------------------  ---------------------  --------------------
         Total expenses......................             3,183,762              1,132,007             7,772,027
                                               --------------------  ---------------------  --------------------
           Net investment income (loss)......             (231,842)            (1,132,007)             (268,989)
                                               --------------------  ---------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............            13,395,039                     --            10,294,546
      Realized gains (losses) on sale of
         investments.........................               149,510                     --            20,201,979
                                               --------------------  ---------------------  --------------------
           Net realized gains (losses).......            13,544,549                     --            30,496,525
                                               --------------------  ---------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            51,361,679                     --           138,481,113
                                               --------------------  ---------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            64,906,228                     --           168,977,638
                                               --------------------  ---------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         64,674,386  $         (1,132,007)  $        168,708,649
                                               ====================  =====================  ====================


                                                   MSF FRONTIER          MSF JENNISON        MSF LOOMIS SAYLES
                                                  MID CAP GROWTH            GROWTH            SMALL CAP CORE
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          5,951,927  $            414,231  $            534,985
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             4,878,910             1,676,421             1,823,092
      Administrative charges.................               999,502               396,883               451,549
                                               --------------------  --------------------  --------------------
         Total expenses......................             5,878,412             2,073,304             2,274,641
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......                73,515           (1,659,073)           (1,739,656)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............            11,588,285             1,736,322            13,556,123
      Realized gains (losses) on sale of
         investments.........................            18,612,018             5,022,587             5,829,062
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            30,200,303             6,758,909            19,385,185
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            98,942,221            44,330,874            41,221,342
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................           129,142,524            51,089,783            60,606,527
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        129,216,039  $         49,430,710  $         58,866,871
                                               ====================  ====================  ====================

                                                                                            MSF MET/DIMENSIONAL
                                                 MSF LOOMIS SAYLES      MSF MET/ARTISAN     INTERNATIONAL SMALL
                                                 SMALL CAP GROWTH        MID CAP VALUE            COMPANY
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $                 --  $          2,104,255  $             89,491
                                               --------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................               538,092             2,485,197                52,552
      Administrative charges.................               122,600               580,906                12,848
                                               --------------------  --------------------  ---------------------
         Total expenses......................               660,692             3,066,103                65,400
                                               --------------------  --------------------  ---------------------
           Net investment income (loss)......             (660,692)             (961,848)                24,091
                                               --------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                    --               139,913
      Realized gains (losses) on sale of
         investments.........................             3,576,809             3,162,897                80,697
                                               --------------------  --------------------  ---------------------
           Net realized gains (losses).......             3,576,809             3,162,897               220,610
                                               --------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................            16,516,067            69,537,584               966,876
                                               --------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            20,092,876            72,700,481             1,187,486
                                               --------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         19,432,184  $         71,738,633  $          1,211,577
                                               ====================  ====================  =====================

                                                    MSF METLIFE
                                                   CONSERVATIVE
                                                    ALLOCATION
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $         16,802,914
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             6,070,886
      Administrative charges.................             1,434,761
                                               --------------------
         Total expenses......................             7,505,647
                                               --------------------
           Net investment income (loss)......             9,297,267
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............             2,736,015
      Realized gains (losses) on sale of
         investments.........................             6,925,684
                                               --------------------
           Net realized gains (losses).......             9,661,699
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................           (2,447,654)
                                               --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................             7,214,045
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         16,511,312
                                               ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONTINUED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013


                                                    MSF METLIFE
                                                  CONSERVATIVE TO          MSF METLIFE           MSF METLIFE
                                                MODERATE ALLOCATION    MID CAP STOCK INDEX   MODERATE ALLOCATION
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          36,726,053  $          4,832,389  $         81,346,232
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             15,054,772             4,909,727            42,924,808
      Administrative charges.................              3,598,889             1,137,744            10,382,918
                                               ---------------------  --------------------  --------------------
         Total expenses......................             18,653,661             6,047,471            53,307,726
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......             18,072,392           (1,215,082)            28,038,506
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............             15,085,072            13,574,151            33,028,437
      Realized gains (losses) on sale of
         investments.........................             16,102,119            13,159,989            38,689,595
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......             31,187,191            26,734,140            71,718,032
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................             82,583,600           104,216,853           538,506,450
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            113,770,791           130,950,993           610,224,482
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         131,843,183  $        129,735,911  $        638,262,988
                                               =====================  ====================  ====================

                                                    MSF METLIFE
                                                    MODERATE TO            MSF METLIFE          MSF MFS TOTAL
                                               AGGRESSIVE ALLOCATION       STOCK INDEX             RETURN
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $         26,219,585   $         50,654,863  $          3,630,608
                                               ---------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................            18,513,746             29,289,245             1,412,127
      Administrative charges.................             4,418,839              6,350,248               372,320
                                               ---------------------  --------------------  --------------------
         Total expenses......................            22,932,585             35,639,493             1,784,447
                                               ---------------------  --------------------  --------------------
           Net investment income (loss)......             3,287,000             15,015,370             1,846,161
                                               ---------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --             43,402,787                    --
      Realized gains (losses) on sale of
         investments.........................            20,551,964             78,873,218             1,806,017
                                               ---------------------  --------------------  --------------------
           Net realized gains (losses).......            20,551,964            122,276,005             1,806,017
                                               ---------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................           343,583,585            615,191,392            19,903,247
                                               ---------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................           364,135,549            737,467,397            21,709,264
                                               ---------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        367,422,549   $        752,482,767  $         23,555,425
                                               =====================  ====================  ====================


                                                                           MSF MSCI            MSF NEUBERGER
                                                   MSF MFS VALUE          EAFE INDEX          BERMAN GENESIS
                                                INVESTMENT DIVISION   INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $          5,821,967  $         14,673,394  $          1,988,796
                                               --------------------  --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             4,388,599             5,128,895             3,289,910
      Administrative charges.................             1,009,190             1,195,145               734,417
                                               --------------------  --------------------  --------------------
         Total expenses......................             5,397,789             6,324,040             4,024,327
                                               --------------------  --------------------  --------------------
           Net investment income (loss)......               424,178             8,349,354           (2,035,531)
                                               --------------------  --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............            10,654,537                    --                    --
      Realized gains (losses) on sale of
         investments.........................            33,176,384             5,250,191             1,789,466
                                               --------------------  --------------------  --------------------
           Net realized gains (losses).......            43,830,921             5,250,191             1,789,466
                                               --------------------  --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................            75,196,503            79,027,830           101,338,965
                                               --------------------  --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................           119,027,424            84,278,021           103,128,431
                                               --------------------  --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        119,451,602  $         92,627,375  $        101,092,900
                                               ====================  ====================  ====================


                                                 MSF RUSSELL 2000
                                                       INDEX
                                                INVESTMENT DIVISION
                                               --------------------
INVESTMENT INCOME:
      Dividends..............................  $          4,458,894
                                               --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             3,152,261
      Administrative charges.................               719,506
                                               --------------------
         Total expenses......................             3,871,767
                                               --------------------
           Net investment income (loss)......               587,127
                                               --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --
      Realized gains (losses) on sale of
         investments.........................            13,580,422
                                               --------------------
           Net realized gains (losses).......            13,580,422
                                               --------------------
      Change in unrealized gains (losses)
         on investments......................            82,496,980
                                               --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            96,077,402
                                               --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         96,664,529
                                               ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                   STATEMENTS OF OPERATIONS -- (CONCLUDED)
                    FOR THE YEAR ENDED DECEMBER 31, 2013



                                                 MSF T. ROWE PRICE      MSF T. ROWE PRICE    MSF VAN ECK GLOBAL
                                                 LARGE CAP GROWTH       SMALL CAP GROWTH      NATURAL RESOURCES
                                                INVESTMENT DIVISION    INVESTMENT DIVISION   INVESTMENT DIVISION
                                               ---------------------  --------------------  ---------------------
INVESTMENT INCOME:
      Dividends..............................  $             402,268  $            819,986  $            264,938
                                               ---------------------  --------------------  ---------------------
EXPENSES:
      Mortality and expense risk
         charges.............................              3,328,984             3,409,884               415,487
      Administrative charges.................                736,469               758,930               103,209
                                               ---------------------  --------------------  ---------------------
         Total expenses......................              4,065,453             4,168,814               518,696
                                               ---------------------  --------------------  ---------------------
           Net investment income (loss)......            (3,663,185)           (3,348,828)             (253,758)
                                               ---------------------  --------------------  ---------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                     --            17,900,106                    --
      Realized gains (losses) on sale of
         investments.........................             11,865,119            11,901,946             (557,122)
                                               ---------------------  --------------------  ---------------------
           Net realized gains (losses).......             11,865,119            29,802,052             (557,122)
                                               ---------------------  --------------------  ---------------------
      Change in unrealized gains (losses)
         on investments......................             98,916,181            93,061,343             4,663,443
                                               ---------------------  --------------------  ---------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................            110,781,300           122,863,395             4,106,321
                                               ---------------------  --------------------  ---------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $         107,118,115  $        119,514,567  $          3,852,563
                                               =====================  ====================  =====================

                                                 MSF WESTERN ASSET     MSF WESTERN ASSET
                                               MANAGEMENT STRATEGIC       MANAGEMENT
                                                BOND OPPORTUNITIES      U.S. GOVERNMENT
                                                INVESTMENT DIVISION   INVESTMENT DIVISION
                                               --------------------  --------------------
INVESTMENT INCOME:
      Dividends..............................  $         11,989,032  $          4,387,661
                                               --------------------  --------------------
EXPENSES:
      Mortality and expense risk
         charges.............................             2,526,922             2,283,423
      Administrative charges.................               591,620               540,001
                                               --------------------  --------------------
         Total expenses......................             3,118,542             2,823,424
                                               --------------------  --------------------
           Net investment income (loss)......             8,870,490             1,564,237
                                               --------------------  --------------------
NET REALIZED AND CHANGE IN
   UNREALIZED GAINS (LOSSES) ON
   INVESTMENTS:
      Realized gain distributions............                    --                    --
      Realized gains (losses) on sale of
         investments.........................             3,349,948                19,271
                                               --------------------  --------------------
           Net realized gains (losses).......             3,349,948                19,271
                                               --------------------  --------------------
      Change in unrealized gains (losses)
         on investments......................          (13,236,125)           (6,374,574)
                                               --------------------  --------------------
      Net realized and change in
         unrealized gains (losses) on
         investments.........................           (9,886,177)           (6,355,303)
                                               --------------------  --------------------
      Net increase (decrease) in net assets
         resulting from operations...........  $        (1,015,687)  $        (4,791,066)
                                               ====================  ====================

(a) For the period April 29, 2013 to December 31, 2013.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
                     STATEMENTS OF CHANGES IN NET ASSETS
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                 AMERICAN FUNDS GLOBAL
                                             AMERICAN FUNDS BOND                 SMALL CAPITALIZATION
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                           2013               2012               2013              2012
                                     -----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $         296,217  $      1,226,740  $     (3,218,818)  $       (661,800)
   Net realized gains (losses).....          1,099,555           266,155          6,256,474        (6,163,348)
   Change in unrealized gains
     (losses) on investments.......        (5,900,521)         3,480,606        126,072,179         84,682,889
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        (4,504,749)         4,973,501        129,109,835         77,857,741
                                     -----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          3,910,777         4,128,914         22,616,778         22,634,426
   Net transfers (including
     fixed account)................        (2,851,872)           572,372       (27,825,576)       (33,916,026)
   Contract charges................          (418,800)         (457,829)        (2,162,262)        (2,140,070)
   Transfers for contract benefits
     and terminations..............       (11,628,341)      (13,061,612)       (45,498,713)       (41,100,071)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (10,988,236)       (8,818,155)       (52,869,773)       (54,521,741)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (15,492,985)       (3,844,654)         76,240,062         23,336,000
NET ASSETS:
   Beginning of year...............        128,509,424       132,354,078        512,261,353        488,925,353
                                     -----------------  ----------------  -----------------  -----------------
   End of year.....................  $     113,016,439  $    128,509,424  $     588,501,415  $     512,261,353
                                     =================  ================  =================  =================


                                            AMERICAN FUNDS GROWTH            AMERICAN FUNDS GROWTH-INCOME
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2013               2012              2013               2012
                                     ----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $    (5,348,611)  $     (6,647,266)  $       (808,122)  $      1,005,734
   Net realized gains (losses).....        34,797,602         14,472,720         22,015,003         5,144,694
   Change in unrealized gains
     (losses) on investments.......       231,523,086        139,843,502        197,272,916        99,450,526
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       260,972,077        147,668,956        218,479,797       105,600,954
                                     ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        35,568,785         36,424,834         31,454,228        30,083,901
   Net transfers (including
     fixed account)................      (46,849,235)       (54,560,994)       (35,586,994)      (27,967,310)
   Contract charges................       (2,786,266)        (2,793,517)        (2,753,643)       (2,697,155)
   Transfers for contract benefits
     and terminations..............     (103,354,971)       (91,544,498)       (73,441,016)      (66,433,364)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............     (117,421,687)      (112,474,175)       (80,327,425)      (67,013,928)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............       143,550,390         35,194,781        138,152,372        38,587,026
NET ASSETS:
   Beginning of year...............       978,263,065        943,068,284        728,354,448       689,767,422
                                     ----------------  -----------------  -----------------  ----------------
   End of year.....................  $  1,121,813,455  $     978,263,065  $     866,506,820  $    728,354,448
                                     ================  =================  =================  ================


                                           CALVERT VP SRI BALANCED            CALVERT VP SRI MID CAP GROWTH
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------
                                            2013              2012               2013               2012
                                     -----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $        (57,676)  $          27,291  $      (127,860)  $       (112,828)
   Net realized gains (losses).....          5,376,200            104,232         2,136,916          1,845,407
   Change in unrealized gains
     (losses) on investments.......          3,010,244          4,434,485         1,369,092           (35,037)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          8,328,768          4,566,008         3,378,148          1,697,542
                                     -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          2,353,086          2,678,906           624,313            686,328
   Net transfers (including
     fixed account)................          (807,206)          (512,039)         (725,318)           (33,010)
   Contract charges................           (17,641)           (17,135)           (1,549)            (1,604)
   Transfers for contract benefits
     and terminations..............        (4,860,440)        (4,972,222)       (1,414,796)        (1,306,442)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............        (3,332,201)        (2,822,490)       (1,517,350)          (654,728)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............          4,996,567          1,743,518         1,860,798          1,042,814
NET ASSETS:
   Beginning of year...............         51,646,891         49,903,373        12,341,511         11,298,697
                                     -----------------  -----------------  ----------------  -----------------
   End of year.....................  $      56,643,458  $      51,646,891  $     14,202,309  $      12,341,511
                                     =================  =================  ================  =================


                                         FIDELITY VIP EQUITY-INCOME
                                             INVESTMENT DIVISION
                                     ------------------------------------
                                            2013              2012
                                     -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $       1,309,272  $       1,662,249
   Net realized gains (losses).....          6,349,239          4,003,454
   Change in unrealized gains
     (losses) on investments.......         13,593,477          6,399,620
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         21,251,988         12,065,323
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          2,764,965          2,046,429
   Net transfers (including
     fixed account)................        (1,709,894)        (1,584,690)
   Contract charges................           (16,589)           (17,945)
   Transfers for contract benefits
     and terminations..............        (9,062,032)        (8,699,641)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............        (8,023,550)        (8,255,847)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............         13,228,438          3,809,476
NET ASSETS:
   Beginning of year...............         81,994,570         78,185,094
                                     -----------------  -----------------
   End of year.....................  $      95,223,008  $      81,994,570
                                     =================  =================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                          FIDELITY VIP FUNDSMANAGER 50%        FIDELITY VIP FUNDSMANAGER 60%
                                               INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2013             2012 (a)            2013               2012
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $       (280,891)  $         242,407  $     (2,184,820)  $     (1,108,597)
   Net realized gains (losses)......            677,442             73,771         12,380,765          1,541,458
   Change in unrealized gains
     (losses) on investments........          8,280,722           (62,811)         31,377,318         20,145,096
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          8,677,273            253,367         41,573,263         20,577,957
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........                 --            105,071            998,378            109,981
   Net transfers (including
     fixed account).................         84,805,842         28,032,757                 --         54,494,212
   Contract charges.................                 --                 --                 --                 --
   Transfers for contract benefits
     and terminations...............        (1,738,123)           (76,022)       (11,323,869)       (13,376,586)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................         83,067,719         28,061,806       (10,325,491)         41,227,607
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............         91,744,992         28,315,173         31,247,772         61,805,564
NET ASSETS:
   Beginning of year................         28,315,173                 --        260,007,961        198,202,397
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     120,060,165  $      28,315,173  $     291,255,733  $     260,007,961
                                      =================  =================  =================  =================


                                              FIDELITY VIP GROWTH           FIDELITY VIP INVESTMENT GRADE BOND
                                              INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      -----------------------------------  ------------------------------------
                                            2013               2012               2013               2012
                                      ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $      (561,031)  $       (292,557)  $         223,025  $         305,644
   Net realized gains (losses)......         1,808,095            486,197            218,748            695,555
   Change in unrealized gains
     (losses) on investments........        24,557,252          9,885,221        (1,008,199)             38,191
                                      ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        25,804,316         10,078,861          (566,426)          1,039,390
                                      ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         2,472,982          2,385,678          1,387,086          1,626,125
   Net transfers (including
     fixed account).................       (1,826,363)        (2,251,319)        (3,449,297)             15,385
   Contract charges.................           (3,278)            (3,356)            (1,013)            (1,171)
   Transfers for contract benefits
     and terminations...............       (8,438,671)        (7,160,185)        (2,984,619)        (1,800,199)
                                      ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................       (7,795,330)        (7,029,182)        (5,047,843)          (159,860)
                                      ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............        18,008,986          3,049,679        (5,614,269)            879,530
NET ASSETS:
   Beginning of year................        77,803,882         74,754,203         22,278,308         21,398,778
                                      ----------------  -----------------  -----------------  -----------------
   End of year......................  $     95,812,868  $      77,803,882  $      16,664,039  $      22,278,308
                                      ================  =================  =================  =================

                                                                                MIST ALLIANCEBERNSTEIN GLOBAL
                                           FIDELITY VIP MONEY MARKET                 DYNAMIC ALLOCATION
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2013               2012               2013                2012
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $       (129,611)  $       (125,112)  $          69,566  $     (9,844,946)
   Net realized gains (losses)......                 --                 --         29,558,558             16,141
   Change in unrealized gains
     (losses) on investments........                 --                 --         99,050,193         77,778,755
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          (129,611)          (125,112)        128,678,317         67,949,950
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         87,457,306         82,242,105        260,166,566        483,567,379
   Net transfers (including
     fixed account).................       (84,464,813)       (84,085,005)         64,353,891        160,408,963
   Contract charges.................                 --                 --       (16,029,730)        (7,597,854)
   Transfers for contract benefits
     and terminations...............        (1,530,525)        (1,475,274)       (45,492,136)       (18,126,672)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................          1,461,968        (3,318,174)        262,998,591        618,251,816
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............          1,332,357        (3,443,286)        391,676,908        686,201,766
NET ASSETS:
   Beginning of year................          8,724,752         12,168,038      1,165,993,492        479,791,726
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $      10,057,109  $       8,724,752  $   1,557,670,400  $   1,165,993,492
                                      =================  =================  =================  =================

                                               MIST AMERICAN FUNDS
                                               BALANCED ALLOCATION
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2013               2012
                                      -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $         665,887  $       2,751,307
   Net realized gains (losses)......         51,546,775         12,154,078
   Change in unrealized gains
     (losses) on investments........         64,077,722         59,750,875
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        116,290,384         74,656,260
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         23,170,757         33,549,363
   Net transfers (including
     fixed account).................         14,769,940        (8,794,522)
   Contract charges.................        (6,659,012)        (6,379,077)
   Transfers for contract benefits
     and terminations...............       (31,316,140)       (28,341,447)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................           (34,455)        (9,965,683)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............        116,255,929         64,690,577
NET ASSETS:
   Beginning of year................        683,639,223        618,948,646
                                      -----------------  -----------------
   End of year......................  $     799,895,152  $     683,639,223
                                      =================  =================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                              MIST AMERICAN FUNDS
                                               GROWTH ALLOCATION               MIST AMERICAN FUNDS GROWTH
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------
                                            2013              2012               2013              2012
                                      ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................   $    (1,064,164)  $       (292,967)  $    (2,804,962)  $     (2,830,545)
   Net realized gains (losses).....         26,950,787          6,444,719        25,070,892          3,554,363
   Change in unrealized gains
     (losses) on investments.......         52,896,385         37,485,893        61,692,648         42,616,835
                                      ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         78,783,008         43,637,645        83,958,578         43,340,653
                                      ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         16,232,395         16,703,442        19,616,078         22,040,789
   Net transfers (including
     fixed account)................          9,537,377       (11,618,323)      (25,447,246)       (11,167,666)
   Contract charges................        (2,785,304)        (2,628,508)       (2,961,680)        (2,850,873)
   Transfers for contract benefits
     and terminations..............       (17,516,552)       (16,310,347)      (14,898,250)       (11,138,814)
                                      ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............          5,467,916       (13,853,736)      (23,691,098)        (3,116,564)
                                      ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............         84,250,924         29,783,909        60,267,480         40,224,089
NET ASSETS:
   Beginning of year...............        333,268,561        303,484,652       309,469,419        269,245,330
                                      ----------------  -----------------  ----------------  -----------------
   End of year.....................   $    417,519,485  $     333,268,561  $    369,736,899  $     309,469,419
                                      ================  =================  ================  =================

                                             MIST AMERICAN FUNDS
                                             MODERATE ALLOCATION             MIST AQR GLOBAL RISK BALANCED
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2013               2012              2013               2012
                                     ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $      3,460,266  $       6,858,255  $     15,529,519  $     (9,840,331)
   Net realized gains (losses).....        60,737,334         19,300,150        59,947,695          5,051,634
   Change in unrealized gains
     (losses) on investments.......        43,237,433         54,196,167     (175,248,264)        101,946,589
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       107,435,033         80,354,572      (99,771,050)         97,157,892
                                     ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        35,920,151         38,958,844       377,520,372        778,030,594
   Net transfers (including
     fixed account)................      (18,021,815)       (13,050,873)     (247,460,440)        299,538,879
   Contract charges................       (8,648,223)        (8,554,742)      (20,391,812)        (9,908,882)
   Transfers for contract benefits
     and terminations..............      (53,570,215)       (46,203,829)      (57,916,106)       (26,670,573)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............      (44,320,102)       (28,850,600)        51,752,014      1,040,990,018
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        63,114,931         51,503,972      (48,019,036)      1,138,147,910
NET ASSETS:
   Beginning of year...............       908,733,316        857,229,344     1,737,315,768        599,167,858
                                     ----------------  -----------------  ----------------  -----------------
   End of year.....................  $    971,848,247  $     908,733,316  $  1,689,296,732  $   1,737,315,768
                                     ================  =================  ================  =================

                                               MIST BLACKROCK
                                         GLOBAL TACTICAL STRATEGIES          MIST BLACKROCK LARGE CAP CORE
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2013               2012              2013               2012
                                     ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $      1,743,218  $    (14,865,495)  $      1,526,066  $          14,655
   Net realized gains (losses).....        41,914,099             16,226         5,445,047        (9,073,089)
   Change in unrealized gains
     (losses) on investments.......       115,124,941        101,463,947       185,128,020         81,735,276
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       158,782,258         86,614,678       192,099,133         72,676,842
                                     ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........       335,774,570        665,601,215        15,575,203         16,618,121
   Net transfers (including
     fixed account)................      (25,255,416)        176,709,034      (20,500,499)       (19,633,032)
   Contract charges................      (21,059,756)       (10,860,800)         (679,953)          (686,182)
   Transfers for contract benefits
     and terminations..............      (59,587,680)       (24,646,275)      (63,407,217)       (60,065,049)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       229,871,718        806,803,174      (69,012,466)       (63,766,142)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............       388,653,976        893,417,852       123,086,667          8,910,700
NET ASSETS:
   Beginning of year...............     1,603,180,946        709,763,094       616,700,346        607,789,646
                                     ----------------  -----------------  ----------------  -----------------
   End of year.....................  $  1,991,834,922  $   1,603,180,946  $    739,787,013  $     616,700,346
                                     ================  =================  ================  =================


                                                  VARIABLE B
                                              INVESTMENT DIVISION
                                     ------------------------------------
                                           2013                2012
                                     -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $          75,248  $          48,819
   Net realized gains (losses).....            129,960          (285,497)
   Change in unrealized gains
     (losses) on investments.......          3,569,637          1,769,469
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............          3,774,845          1,532,791
                                     -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........             22,080              2,946
   Net transfers (including
     fixed account)................                 --                 --
   Contract charges................                 --                 --
   Transfers for contract benefits
     and terminations..............        (2,233,681)        (1,616,416)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............        (2,211,601)        (1,613,470)
                                     -----------------  -----------------
     Net increase (decrease)
        in net assets..............          1,563,244           (80,679)
NET ASSETS:
   Beginning of year...............         12,413,480         12,494,159
                                     -----------------  -----------------
   End of year.....................  $      13,976,724  $      12,413,480
                                     =================  =================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                                   VARIABLE C                 MIST CLARION GLOBAL REAL ESTATE
                                               INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2013              2012               2013               2012
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $          15,408  $          12,054  $      13,958,051  $       1,823,491
   Net realized gains (losses)......              1,801              (606)        (2,567,576)        (6,766,692)
   Change in unrealized gains
     (losses) on investments........            337,844            133,279        (5,787,201)         55,338,736
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............            355,053            144,727          5,603,274         50,395,535
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........                 --                 --         12,859,973         10,605,785
   Net transfers (including
     fixed account).................                 --                 --         12,227,387        (8,764,482)
   Contract charges.................                 --                 --          (987,970)          (972,403)
   Transfers for contract benefits
     and terminations...............          (331,487)            (1,890)       (21,928,310)       (19,748,632)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................          (331,487)            (1,890)          2,171,080       (18,879,732)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............             23,566            142,837          7,774,354         31,515,803
NET ASSETS:
   Beginning of year................          1,223,254          1,080,417        245,411,646        213,895,843
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $       1,246,820  $       1,223,254  $     253,186,000  $     245,411,646
                                      =================  =================  =================  =================

                                                MIST CLEARBRIDGE                      MIST CLEARBRIDGE
                                              AGGRESSIVE GROWTH II                    AGGRESSIVE GROWTH
                                               INVESTMENT DIVISION                   INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                             2013               2012               2013              2012
                                      -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $     (2,637,255)  $     (3,859,343)  $     (1,308,352)  $     (1,116,378)
   Net realized gains (losses)......         16,536,285          4,831,657          4,709,750          1,587,040
   Change in unrealized gains
     (losses) on investments........         82,697,978         67,185,414         41,633,973         13,460,409
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         96,597,008         68,157,728         45,035,371         13,931,071
                                      -----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         18,644,407         21,578,155          8,506,873          4,924,914
   Net transfers (including
     fixed account).................       (41,380,110)       (12,068,102)         32,855,139            139,039
   Contract charges.................        (2,513,008)        (2,455,964)          (644,278)          (488,394)
   Transfers for contract benefits
     and terminations...............       (27,402,508)       (22,291,894)        (8,779,918)        (6,433,723)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................       (52,651,219)       (15,237,805)         31,937,816        (1,858,164)
                                      -----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............         43,945,789         52,919,923         76,973,187         12,072,907
NET ASSETS:
   Beginning of year................        379,819,842        326,899,919         93,505,262         81,432,355
                                      -----------------  -----------------  -----------------  -----------------
   End of year......................  $     423,765,631  $     379,819,842  $     170,478,449  $      93,505,262
                                      =================  =================  =================  =================

                                                                                        MIST INVESCO
                                       MIST HARRIS OAKMARK INTERNATIONAL          BALANCED-RISK ALLOCATION
                                              INVESTMENT DIVISION                    INVESTMENT DIVISION
                                      ------------------------------------  ------------------------------------
                                            2013               2012                2013             2012 (b)
                                      -----------------  -----------------   ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $       6,612,285  $       1,494,456   $    (4,911,880)  $       (285,621)
   Net realized gains (losses)......          9,467,227        (3,011,926)          3,733,393          2,752,326
   Change in unrealized gains
     (losses) on investments........        118,047,042        110,752,790          2,085,923          3,031,605
                                      -----------------  -----------------   ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        134,126,554        109,235,320            907,436          5,498,310
                                      -----------------  -----------------   ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         29,949,903         25,860,661        156,333,193        172,718,002
   Net transfers (including
     fixed account).................          1,151,407       (29,468,662)         29,337,810         86,599,927
   Contract charges.................        (2,650,398)        (2,390,120)        (3,483,468)          (281,918)
   Transfers for contract benefits
     and terminations...............       (41,162,488)       (29,633,134)       (11,966,910)        (1,963,230)
                                      -----------------  -----------------   ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................       (12,711,576)       (35,631,255)        170,220,625        257,072,781
                                      -----------------  -----------------   ----------------  -----------------
     Net increase (decrease)
        in net assets...............        121,414,978         73,604,065        171,128,061        262,571,091
NET ASSETS:
   Beginning of year................        476,492,534        402,888,469        262,571,091                 --
                                      -----------------  -----------------   ----------------  -----------------
   End of year......................  $     597,907,512  $     476,492,534   $    433,699,152  $     262,571,091
                                      =================  =================   ================  =================


                                           MIST INVESCO MID CAP VALUE
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2013             2012 (b)
                                      -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $     (2,266,098)  $     (3,836,269)
   Net realized gains (losses)......         12,000,719          (989,154)
   Change in unrealized gains
     (losses) on investments........        113,631,182         14,947,335
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        123,365,803         10,121,912
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         15,704,244         10,440,934
   Net transfers (including
     fixed account).................       (30,140,814)        459,350,812
   Contract charges.................        (1,639,174)        (1,081,365)
   Transfers for contract benefits
     and terminations...............       (43,789,054)       (24,552,437)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................       (59,864,798)        444,157,944
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............         63,501,005        454,279,856
NET ASSETS:
   Beginning of year................        454,279,856                 --
                                      -----------------  -----------------
   End of year......................  $     517,780,861  $     454,279,856
                                      =================  =================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                        MIST INVESCO SMALL CAP GROWTH           MIST JPMORGAN CORE BOND
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                            2013              2012               2013              2012
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $       (472,384)  $      (486,861)  $       (899,934)  $      1,082,936
   Net realized gains (losses).....          4,748,249         3,244,880          5,171,457           837,862
   Change in unrealized gains
     (losses) on investments.......         10,593,236         2,993,280        (8,122,594)         1,074,290
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         14,869,101         5,751,299        (3,851,071)         2,995,088
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          2,661,323         1,872,613          3,478,936         6,824,359
   Net transfers (including
     fixed account)................          1,011,562       (1,888,576)          5,720,492         4,697,478
   Contract charges................          (171,756)         (152,815)          (793,825)         (858,233)
   Transfers for contract benefits
     and terminations..............        (4,148,812)       (2,846,640)        (5,014,474)       (4,173,223)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............          (647,683)       (3,015,418)          3,391,129         6,490,381
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         14,221,418         2,735,881          (459,942)         9,485,469
NET ASSETS:
   Beginning of year...............         38,202,816        35,466,935         89,292,265        79,806,796
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $      52,424,234  $     38,202,816  $      88,832,323  $     89,292,265
                                     =================  ================  =================  ================

                                            MIST JPMORGAN GLOBAL
                                              ACTIVE ALLOCATION              MIST JPMORGAN SMALL CAP VALUE
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                            2013            2012 (b)             2013              2012
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $     (4,366,225)  $       (53,172)  $       (142,252)  $       (99,508)
   Net realized gains (losses).....          1,577,076         1,067,588            807,531           169,514
   Change in unrealized gains
     (losses) on investments.......         37,522,721         4,304,772          4,225,186         1,943,111
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         34,733,572         5,319,188          4,890,465         2,013,117
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        170,266,426       126,473,886          1,416,557         1,134,527
   Net transfers (including
     fixed account)................        183,564,505        47,381,333        (2,051,744)         (215,121)
   Contract charges................        (3,413,580)         (118,033)          (150,082)         (144,438)
   Transfers for contract benefits
     and terminations..............        (9,927,195)       (1,142,254)          (719,364)         (495,656)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............        340,490,156       172,594,932        (1,504,633)           279,312
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............        375,223,728       177,914,120          3,385,832         2,292,429
NET ASSETS:
   Beginning of year...............        177,914,120                --         16,406,071        14,113,642
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $     553,137,848  $    177,914,120  $      19,791,903  $     16,406,071
                                     =================  ================  =================  ================


                                      MIST LOOMIS SAYLES GLOBAL MARKETS     MIST LORD ABBETT BOND DEBENTURE
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                            2013              2012               2013              2012
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $       (536,969)  $        304,103  $      17,878,588  $     18,522,471
   Net realized gains (losses).....          1,518,661           427,349          2,543,018         2,160,277
   Change in unrealized gains
     (losses) on investments.......         13,213,815         3,035,366            813,310        13,383,268
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         14,195,507         3,766,818         21,234,916        34,066,016
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          2,941,041         1,840,684         17,598,429        16,076,934
   Net transfers (including
     fixed account)................         89,373,193           522,506         12,627,681         3,057,413
   Contract charges................          (684,402)         (277,738)        (1,296,830)       (1,268,476)
   Transfers for contract benefits
     and terminations..............        (5,909,565)       (1,042,810)       (31,367,353)      (30,645,978)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............         85,720,267         1,042,642        (2,438,073)      (12,780,107)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         99,915,774         4,809,460         18,796,843        21,285,909
NET ASSETS:
   Beginning of year...............         28,499,925        23,690,465        320,579,772       299,293,863
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $     128,415,699  $     28,499,925  $     339,376,615  $    320,579,772
                                     =================  ================  =================  ================


                                     MIST MET/EATON VANCE FLOATING RATE
                                             INVESTMENT DIVISION
                                     -----------------------------------
                                           2013               2012
                                     -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $         208,583  $        131,505
   Net realized gains (losses).....             50,200            37,022
   Change in unrealized gains
     (losses) on investments.......              5,269           202,510
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            264,052           371,037
                                     -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          3,647,685         1,186,665
   Net transfers (including
     fixed account)................          6,965,436           143,024
   Contract charges................           (53,010)          (42,201)
   Transfers for contract benefits
     and terminations..............          (847,207)         (217,550)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............          9,712,904         1,069,938
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets..............          9,976,956         1,440,975
NET ASSETS:
   Beginning of year...............          7,437,899         5,996,924
                                     -----------------  ----------------
   End of year.....................  $      17,414,855  $      7,437,899
                                     =================  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                              MIST MET/FRANKLIN                   MIST MET/TEMPLETON
                                          LOW DURATION TOTAL RETURN               INTERNATIONAL BOND
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2013               2012              2013               2012
                                     ----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $      (114,679)  $          47,383  $          63,140  $        702,579
   Net realized gains (losses).....             6,042             18,836             30,754          (49,304)
   Change in unrealized gains
     (losses) on investments.......           208,461            235,611          (108,988)           311,532
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............            99,824            301,830           (15,094)           964,807
                                     ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         6,034,629          3,512,786            195,576           388,304
   Net transfers (including
     fixed account)................        58,102,937          5,422,523            532,000           652,040
   Contract charges................         (249,887)           (81,958)           (92,469)          (91,173)
   Transfers for contract benefits
     and terminations..............       (2,430,616)          (639,371)          (457,783)         (236,909)
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............        61,457,063          8,213,980            177,324           712,262
                                     ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............        61,556,887          8,515,810            162,230         1,677,069
NET ASSETS:
   Beginning of year...............        15,151,477          6,635,667          8,734,807         7,057,738
                                     ----------------  -----------------  -----------------  ----------------
   End of year.....................  $     76,708,364  $      15,151,477  $       8,897,037  $      8,734,807
                                     ================  =================  =================  ================

                                                                                                                   MIST METLIFE
                                       MIST METLIFE AGGRESSIVE STRATEGY        MIST METLIFE BALANCED PLUS         GROWTH STRATEGY
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION          INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------  -------------------
                                            2013              2012               2013               2012             2013 (c)
                                     -----------------  -----------------  ----------------  -----------------  -------------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $     (1,225,592)  $       (622,305)  $    (2,759,318)  $    (13,458,186)   $       (674,909)
   Net realized gains (losses).....          3,331,546          (642,177)        38,771,200                 --             264,063
   Change in unrealized gains
     (losses) on investments.......         42,845,791         16,987,540       222,027,751        125,203,535          11,188,828
                                     -----------------  -----------------  ----------------  -----------------  -------------------
     Net increase (decrease)
        in net assets resulting
        from operations............         44,951,745         15,723,058       258,039,633        111,745,349          10,777,982
                                     -----------------  -----------------  ----------------  -----------------  -------------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         14,013,129         10,482,886       547,982,837        666,323,351           3,020,077
   Net transfers (including
     fixed account)................         67,471,869        (2,064,708)       507,399,979        191,499,271          76,196,255
   Contract charges................          (384,485)          (332,332)      (23,314,623)        (9,507,105)           (340,082)
   Transfers for contract benefits
     and terminations..............       (16,858,481)        (6,978,269)      (68,514,051)       (24,967,987)         (3,073,843)
                                     -----------------  -----------------  ----------------  -----------------  -------------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............         64,242,032          1,107,577       963,554,142        823,347,530          75,802,407
                                     -----------------  -----------------  ----------------  -----------------  -------------------
     Net increase (decrease)
        in net assets..............        109,193,777         16,830,635     1,221,593,775        935,092,879          86,580,389
NET ASSETS:
   Beginning of year...............        119,313,920        102,483,285     1,536,558,887        601,466,008                  --
                                     -----------------  -----------------  ----------------  -----------------  -------------------
   End of year.....................  $     228,507,697  $     119,313,920  $  2,758,152,662  $   1,536,558,887   $      86,580,389
                                     =================  =================  ================  =================  ===================

                                           MIST METLIFE MULTI-INDEX                 MIST MFS EMERGING
                                                 TARGETED RISK                       MARKETS EQUITY
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------
                                            2013             2012 (d)            2013               2012
                                     -----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $       (730,174)  $         (4,570)  $      (103,102)  $       (246,778)
   Net realized gains (losses).....          4,514,858                 --           245,013            218,578
   Change in unrealized gains
     (losses) on investments.......          8,391,748             57,330       (3,134,017)          7,622,252
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         12,176,432             52,760       (2,992,106)          7,594,052
                                     -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        108,918,900          6,046,338         2,720,739          3,302,160
   Net transfers (including
     fixed account)................        136,805,559            828,476         5,252,067             59,643
   Contract charges................          (667,574)                 --         (451,905)          (451,084)
   Transfers for contract benefits
     and terminations..............        (2,587,127)           (24,161)       (1,869,986)        (1,700,666)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............        242,469,758          6,850,653         5,650,915          1,210,053
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        254,646,190          6,903,413         2,658,809          8,804,105
NET ASSETS:
   Beginning of year...............          6,903,413                 --        50,543,249         41,739,144
                                     -----------------  -----------------  ----------------  -----------------
   End of year.....................  $     261,549,603  $       6,903,413  $     53,202,058  $      50,543,249
                                     =================  =================  ================  =================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                 MIST MORGAN STANLEY
                                       MIST MFS RESEARCH INTERNATIONAL             MID CAP GROWTH
                                             INVESTMENT DIVISION                 INVESTMENT DIVISION
                                     -----------------------------------  ----------------------------------
                                           2013               2012              2013              2012
                                     ----------------  -----------------  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $      3,345,280  $       1,672,965  $    (1,656,171)  $    (4,210,537)
   Net realized gains (losses).....         (622,928)        (4,954,152)        13,208,252         5,317,869
   Change in unrealized gains
     (losses) on investments.......        36,996,683         36,050,862       103,554,435        25,732,223
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        39,719,035         32,769,675       115,106,516        26,839,555
                                     ----------------  -----------------  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         9,305,774         11,826,744        11,395,112        12,705,330
   Net transfers (including
     fixed account)................       (9,269,007)       (12,860,495)      (22,347,266)      (12,398,944)
   Contract charges................       (1,012,206)        (1,005,447)         (472,654)         (474,575)
   Transfers for contract benefits
     and terminations..............      (19,069,436)       (17,232,483)      (32,657,770)      (29,933,233)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............      (20,044,875)       (19,271,681)      (44,082,578)      (30,101,422)
                                     ----------------  -----------------  ----------------  ----------------
     Net increase (decrease)
        in net assets..............        19,674,160         13,497,994        71,023,938       (3,261,867)
NET ASSETS:
   Beginning of year...............       232,797,238        219,299,244       328,177,563       331,439,430
                                     ----------------  -----------------  ----------------  ----------------
   End of year.....................  $    252,471,398  $     232,797,238  $    399,201,501  $    328,177,563
                                     ================  =================  ================  ================

                                                                                      MIST PIMCO
                                       MIST OPPENHEIMER GLOBAL EQUITY          INFLATION PROTECTED BOND
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2013               2012              2013              2012
                                     -----------------  ----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $       1,569,694  $        590,593  $      5,944,398  $      11,625,022
   Net realized gains (losses).....          8,709,957         2,956,134        28,820,051         41,689,742
   Change in unrealized gains
     (losses) on investments.......         47,935,617        34,846,367     (105,930,636)        (3,829,156)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         58,215,268        38,393,094      (71,166,187)         49,485,608
                                     -----------------  ----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          8,781,129         8,178,017        29,666,625         49,932,747
   Net transfers (including
     fixed account)................         19,380,914      (12,363,260)      (45,510,687)         43,010,771
   Contract charges................          (882,360)         (743,403)       (4,071,028)        (4,354,242)
   Transfers for contract benefits
     and terminations..............       (20,582,190)      (15,642,935)      (46,313,585)       (48,033,724)
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............          6,697,493      (20,571,581)      (66,228,675)         40,555,552
                                     -----------------  ----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............         64,912,761        17,821,513     (137,394,862)         90,041,160
NET ASSETS:
   Beginning of year...............        219,397,966       201,576,453       697,291,188        607,250,028
                                     -----------------  ----------------  ----------------  -----------------
   End of year.....................  $     284,310,727  $    219,397,966  $    559,896,326  $     697,291,188
                                     =================  ================  ================  =================


                                           MIST PIMCO TOTAL RETURN            MIST PIONEER STRATEGIC INCOME
                                             INVESTMENT DIVISION                   INVESTMENT DIVISION
                                     -----------------------------------  ------------------------------------
                                            2013              2012              2013                2012
                                     -----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $      36,186,476  $     22,414,950  $       2,648,556  $       2,214,309
   Net realized gains (losses).....         23,893,062         4,256,169            380,318            431,791
   Change in unrealized gains
     (losses) on investments.......       (99,136,970)        63,295,829        (3,017,233)          3,393,104
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       (39,057,432)        89,966,948             11,641          6,039,204
                                     -----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         57,605,759        70,379,304          5,430,079          7,057,045
   Net transfers (including
     fixed account)................         24,506,322        42,895,576        (1,887,650)          4,484,300
   Contract charges................        (7,135,535)       (7,178,707)          (482,291)          (485,690)
   Transfers for contract benefits
     and terminations..............       (95,719,277)      (93,041,261)        (3,750,667)        (2,478,881)
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (20,742,731)        13,054,912          (690,529)          8,576,774
                                     -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets..............       (59,800,163)       103,021,860          (678,888)         14,615,978
NET ASSETS:
   Beginning of year...............      1,226,100,483     1,123,078,623         70,080,765         55,464,787
                                     -----------------  ----------------  -----------------  -----------------
   End of year.....................  $   1,166,300,320  $  1,226,100,483  $      69,401,877  $      70,080,765
                                     =================  ================  =================  =================


                                       MIST PYRAMIS GOVERNMENT INCOME
                                             INVESTMENT DIVISION
                                     ----------------------------------
                                           2013              2012
                                     ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $      1,477,206  $    (5,107,197)
   Net realized gains (losses).....         2,288,770           452,229
   Change in unrealized gains
     (losses) on investments.......      (39,830,367)        11,051,029
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............      (36,064,391)         6,396,061
                                     ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........       105,051,042       303,900,909
   Net transfers (including
     fixed account)................      (93,735,545)       104,401,909
   Contract charges................       (7,065,603)       (3,426,658)
   Transfers for contract benefits
     and terminations..............      (27,191,732)      (10,761,797)
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............      (22,941,838)       394,114,363
                                     ----------------  ----------------
     Net increase (decrease)
        in net assets..............      (59,006,229)       400,510,424
NET ASSETS:
   Beginning of year...............       600,925,084       200,414,660
                                     ----------------  ----------------
   End of year.....................  $    541,918,855  $    600,925,084
                                     ================  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                         MIST PYRAMIS                MIST SCHRODERS                      MIST SSGA GROWTH
                                         MANAGED RISK              GLOBAL MULTI-ASSET                     AND INCOME ETF
                                      INVESTMENT DIVISION          INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      -------------------  -----------------------------------  -----------------------------------
                                           2013 (c)               2013            2012 (b)             2013              2012
                                       ----------------    -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................   $        213,903    $     (3,151,762)  $        456,463  $      11,814,784  $      9,596,261
   Net realized gains (losses)......            983,169              815,713         2,099,861         31,676,682        23,026,356
   Change in unrealized gains
     (losses) on investments........          1,447,758           24,079,526         1,345,384         60,189,529        61,370,103
                                       ----------------    -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          2,644,830           21,743,477         3,901,708        103,680,995        93,992,720
                                       ----------------    -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         22,919,893          114,186,711        90,866,789         24,121,793        44,021,766
   Net transfers (including
     fixed account).................         32,453,044          101,499,851        36,093,305       (19,540,123)        14,151,230
   Contract charges.................          (174,338)          (2,355,198)          (79,981)        (8,869,341)       (8,609,093)
   Transfers for contract benefits
     and terminations...............          (526,952)          (7,187,183)         (747,596)       (38,673,381)      (35,564,950)
                                       ----------------    -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................         54,671,647          206,144,181       126,132,517       (42,961,052)        13,998,953
                                       ----------------    -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets...............         57,316,477          227,887,658       130,034,225         60,719,943       107,991,673
NET ASSETS:
   Beginning of year................                 --          130,034,225                --        919,015,955       811,024,282
                                       ----------------    -----------------  ----------------  -----------------  ----------------
   End of year......................   $     57,316,477    $     357,921,883  $    130,034,225  $     979,735,898  $    919,015,955
                                       ================    =================  ================  =================  ================


                                                                                   MIST T. ROWE PRICE
                                             MIST SSGA GROWTH ETF                    MID CAP GROWTH
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      -----------------------------------  -----------------------------------
                                             2013              2012               2013              2012
                                      -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $       1,006,979  $        714,104  $     (3,523,331)  $    (3,786,488)
   Net realized gains (losses)......          6,731,366         5,897,313         24,489,933        40,978,127
   Change in unrealized gains
     (losses) on investments........         12,635,058         6,878,957         81,926,394       (3,413,055)
                                      -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............         20,373,403        13,490,374        102,892,996        33,778,584
                                      -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          8,735,321         9,725,382         20,537,738        19,117,110
   Net transfers (including
     fixed account).................         13,683,507         3,004,933        (1,946,413)       (6,891,637)
   Contract charges.................          (762,455)         (715,352)        (1,742,675)       (1,587,808)
   Transfers for contract benefits
     and terminations...............        (7,355,369)       (5,210,417)       (26,223,590)      (20,552,878)
                                      -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................         14,301,004         6,804,546        (9,374,940)       (9,915,213)
                                      -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets...............         34,674,407        20,294,920         93,518,056        23,863,371
NET ASSETS:
   Beginning of year................        116,064,976        95,770,056        300,330,183       276,466,812
                                      -----------------  ----------------  -----------------  ----------------
   End of year......................  $     150,739,383  $    116,064,976  $     393,848,239  $    300,330,183
                                      =================  ================  =================  ================


                                                                                   MSF BAILLIE GIFFORD
                                       MIST THIRD AVENUE SMALL CAP VALUE           INTERNATIONAL STOCK
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      -----------------------------------  -----------------------------------
                                             2013              2012               2013              2012
                                      -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $        (32,626)  $      (133,386)  $         466,295  $         16,611
   Net realized gains (losses)......            254,181            31,460        (2,942,364)       (6,791,749)
   Change in unrealized gains
     (losses) on investments........          3,721,160         1,819,753         23,276,505        32,422,529
                                      -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............          3,942,715         1,717,827         20,800,436        25,647,391
                                      -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........          1,846,540         1,817,623          4,009,176         4,510,201
   Net transfers (including
     fixed account).................          (578,830)         (502,102)        (4,684,463)       (7,577,921)
   Contract charges.................           (29,885)          (22,494)          (417,392)         (428,025)
   Transfers for contract benefits
     and terminations...............          (699,793)         (606,849)       (14,635,114)      (13,728,152)
                                      -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................            538,032           686,178       (15,727,793)      (17,223,897)
                                      -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets...............          4,480,747         2,404,005          5,072,643         8,423,494
NET ASSETS:
   Beginning of year................         12,367,720         9,963,715        157,488,412       149,064,918
                                      -----------------  ----------------  -----------------  ----------------
   End of year......................  $      16,848,467  $     12,367,720  $     162,561,055  $    157,488,412
                                      =================  ================  =================  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                 MSF BARCLAYS
                                             AGGREGATE BOND INDEX              MSF BLACKROCK BOND INCOME
                                              INVESTMENT DIVISION                 INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                            2013              2012               2013              2012
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $      24,164,365  $     26,460,557  $      12,941,865  $      6,730,178
   Net realized gains (losses).....            963,354         5,346,141         12,994,006         6,095,541
   Change in unrealized gains
     (losses) on investments.......       (69,025,881)       (4,740,378)       (36,914,536)        17,177,018
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       (43,898,162)        27,066,320       (10,978,665)        30,002,737
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         69,959,920        68,937,477         17,333,727        22,223,783
   Net transfers (including
     fixed account)................        104,378,546        41,010,095          4,920,304         6,298,421
   Contract charges................        (5,585,348)       (5,666,093)        (1,888,240)       (1,937,213)
   Transfers for contract benefits
     and terminations..............      (102,047,874)      (95,740,107)       (44,067,860)      (47,208,086)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............         66,705,244         8,541,372       (23,702,069)      (20,623,095)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         22,807,082        35,607,692       (34,680,734)         9,379,642
NET ASSETS:
   Beginning of year...............      1,150,681,701     1,115,074,009        513,127,216       503,747,574
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $   1,173,488,783  $  1,150,681,701  $     478,446,482  $    513,127,216
                                     =================  ================  =================  ================


                                     MSF BLACKROCK CAPITAL APPRECIATION        MSF BLACKROCK DIVERSIFIED
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                            2013              2012               2013              2012
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $     (1,106,862)  $    (1,972,287)  $       7,898,331  $      6,564,050
   Net realized gains (losses).....          8,210,066         3,086,608         10,296,472         3,099,829
   Change in unrealized gains
     (losses) on investments.......         41,967,751        18,441,634         96,075,877        57,467,217
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         49,070,955        19,555,955        114,270,680        67,131,096
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          6,193,292         9,245,805         11,427,533        10,671,295
   Net transfers (including
     fixed account)................       (16,841,034)       (7,007,031)       (14,040,216)      (14,441,203)
   Contract charges................          (975,687)         (982,638)          (313,151)         (333,068)
   Transfers for contract benefits
     and terminations..............       (12,613,683)      (10,985,295)       (62,889,195)      (65,428,352)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (24,237,112)       (9,729,159)       (65,815,029)      (69,531,328)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         24,833,843         9,826,796         48,455,651       (2,400,232)
NET ASSETS:
   Beginning of year...............        164,222,677       154,395,881        632,285,328       634,685,560
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $     189,056,520  $    164,222,677  $     680,740,979  $    632,285,328
                                     =================  ================  =================  ================


                                        MSF BLACKROCK LARGE CAP VALUE         MSF BLACKROCK MONEY MARKET
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                            2013              2012               2013              2012
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $       (231,842)  $        290,612  $     (1,132,007)  $    (1,181,929)
   Net realized gains (losses).....         13,544,549        31,615,279                 --                --
   Change in unrealized gains
     (losses) on investments.......         51,361,679       (6,267,847)                 --                --
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         64,674,386        25,638,044        (1,132,007)       (1,181,929)
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         12,580,719        13,377,609          8,210,444        11,092,649
   Net transfers (including
     fixed account)................        (6,169,677)       (8,969,166)          1,475,596         4,762,352
   Contract charges................        (1,243,636)       (1,160,004)          (647,879)         (591,876)
   Transfers for contract benefits
     and terminations..............       (19,870,589)      (15,244,060)       (13,505,853)      (12,773,513)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (14,703,183)      (11,995,621)        (4,467,692)         2,489,612
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         49,971,203        13,642,423        (5,599,699)         1,307,683
NET ASSETS:
   Beginning of year...............        220,191,829       206,549,406         88,984,812        87,677,129
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $     270,163,032  $    220,191,829  $      83,385,113  $     88,984,812
                                     =================  ================  =================  ================


                                           MSF DAVIS VENTURE VALUE
                                             INVESTMENT DIVISION
                                     -----------------------------------
                                            2013              2012
                                     -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $       (268,989)  $    (3,516,049)
   Net realized gains (losses).....         30,496,525         6,178,240
   Change in unrealized gains
     (losses) on investments.......        138,481,113        57,738,005
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        168,708,649        60,400,196
                                     -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         21,672,616        23,659,277
   Net transfers (including
     fixed account)................       (38,365,524)      (25,585,476)
   Contract charges................        (2,778,784)       (2,676,497)
   Transfers for contract benefits
     and terminations..............       (51,778,434)      (43,439,960)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (71,250,126)      (48,042,656)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets..............         97,458,523        12,357,540
NET ASSETS:
   Beginning of year...............        562,306,956       549,949,416
                                     -----------------  ----------------
   End of year.....................  $     659,765,479  $    562,306,956
                                     =================  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                          MSF FRONTIER MID CAP GROWTH              MSF JENNISON GROWTH
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------
                                            2013              2012               2013              2012
                                     -----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $          73,515  $     (5,625,627)  $    (1,659,073)  $     (1,677,392)
   Net realized gains (losses).....         30,200,303         12,013,460         6,758,909         17,401,005
   Change in unrealized gains
     (losses) on investments.......         98,942,221         35,370,149        44,330,874        (6,078,481)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        129,216,039         41,757,982        49,430,710          9,645,132
                                     -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          7,710,819          9,761,447         6,318,131          9,047,096
   Net transfers (including
     fixed account)................       (18,594,620)       (13,289,808)      (18,151,905)         62,639,308
   Contract charges................          (585,437)          (574,986)         (972,446)          (809,535)
   Transfers for contract benefits
     and terminations..............       (41,311,390)       (40,270,013)      (13,379,092)        (9,422,084)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (52,780,628)       (44,373,360)      (26,185,312)         61,454,785
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............         76,435,411        (2,615,378)        23,245,398         71,099,917
NET ASSETS:
   Beginning of year...............        439,241,102        441,856,480       154,053,950         82,954,033
                                     -----------------  -----------------  ----------------  -----------------
   End of year.....................  $     515,676,513  $     439,241,102  $    177,299,348  $     154,053,950
                                     =================  =================  ================  =================

                                              MSF LOOMIS SAYLES                    MSF LOOMIS SAYLES
                                               SMALL CAP CORE                      SMALL CAP GROWTH
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2013              2012               2013               2012
                                     ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $    (1,739,656)  $     (2,002,639)  $      (660,692)  $       (571,823)
   Net realized gains (losses).....        19,385,185          6,614,447         3,576,809          1,379,303
   Change in unrealized gains
     (losses) on investments.......        41,221,342         14,438,005        16,516,067          3,377,539
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        58,866,871         19,049,813        19,432,184          4,185,019
                                     ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         6,760,655          6,891,103         1,890,772          1,787,862
   Net transfers (including
     fixed account)................       (4,216,699)        (7,307,184)         6,543,045        (6,173,151)
   Contract charges................         (672,122)          (627,291)         (108,917)           (98,794)
   Transfers for contract benefits
     and terminations..............      (14,844,851)       (13,323,254)       (4,858,114)        (4,576,397)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............      (12,973,017)       (14,366,626)         3,466,786        (9,060,480)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        45,893,854          4,683,187        22,898,970        (4,875,461)
NET ASSETS:
   Beginning of year...............       157,335,875        152,652,688        41,493,878         46,369,339
                                     ----------------  -----------------  ----------------  -----------------
   End of year.....................  $    203,229,729  $     157,335,875  $     64,392,848  $      41,493,878
                                     ================  =================  ================  =================

                                                                                  MSF MET/DIMENSIONAL
                                        MSF MET/ARTISAN MID CAP VALUE         INTERNATIONAL SMALL COMPANY
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2013              2012               2013               2012
                                     ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $      (961,848)  $       (814,317)  $         24,091  $          40,843
   Net realized gains (losses).....         3,162,897        (3,945,332)           220,610            359,129
   Change in unrealized gains
     (losses) on investments.......        69,537,584         25,829,066           966,876            309,208
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        71,738,633         21,069,417         1,211,577            709,180
                                     ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         9,436,749          8,874,605           443,044            291,809
   Net transfers (including
     fixed account)................           956,044        (6,921,482)         (150,621)          (143,800)
   Contract charges................         (553,676)          (514,202)          (41,428)           (41,622)
   Transfers for contract benefits
     and terminations..............      (25,394,140)       (22,073,673)         (294,707)          (158,938)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............      (15,555,023)       (20,634,752)          (43,712)           (52,551)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............        56,183,610            434,665         1,167,865            656,629
NET ASSETS:
   Beginning of year...............       212,602,997        212,168,332         4,719,389          4,062,760
                                     ----------------  -----------------  ----------------  -----------------
   End of year.....................  $    268,786,607  $     212,602,997  $      5,887,254  $       4,719,389
                                     ================  =================  ================  =================


                                     MSF METLIFE CONSERVATIVE ALLOCATION
                                             INVESTMENT DIVISION
                                     ------------------------------------
                                           2013               2012
                                     ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $      9,297,267  $      10,165,548
   Net realized gains (losses).....         9,661,699         16,933,158
   Change in unrealized gains
     (losses) on investments.......       (2,447,654)         14,328,509
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        16,511,312         41,427,215
                                     ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        34,497,982         45,152,634
   Net transfers (including
     fixed account)................      (37,386,364)         33,846,260
   Contract charges................       (3,801,125)        (3,683,769)
   Transfers for contract benefits
     and terminations..............      (51,064,401)       (42,068,655)
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............      (57,753,908)         33,246,470
                                     ----------------  -----------------
     Net increase (decrease)
        in net assets..............      (41,242,596)         74,673,685
NET ASSETS:
   Beginning of year...............       591,422,970        516,749,285
                                     ----------------  -----------------
   End of year.....................  $    550,180,374  $     591,422,970
                                     ================  =================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                           MSF METLIFE CONSERVATIVE
                                            TO MODERATE ALLOCATION           MSF METLIFE MID CAP STOCK INDEX
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      -----------------------------------  ------------------------------------
                                            2013               2012               2013              2012
                                      -----------------  ----------------  -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $      18,072,392  $     21,919,174  $     (1,215,082)  $     (1,751,987)
   Net realized gains (losses)......         31,187,191        12,634,200         26,734,140         22,204,754
   Change in unrealized gains
     (losses) on investments........         82,583,600        96,305,018        104,216,853         39,972,595
                                      -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        131,843,183       130,858,392        129,735,911         60,425,362
                                      -----------------  ----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         62,147,447        80,398,812         27,741,430         24,734,350
   Net transfers (including
     fixed account).................       (12,530,288)        11,637,886        (8,866,333)       (11,612,546)
   Contract charges.................       (10,296,017)      (10,188,114)        (1,768,671)        (1,589,156)
   Transfers for contract benefits
     and terminations...............      (108,900,856)      (90,128,719)       (38,841,974)       (32,224,225)
                                      -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................       (69,579,714)       (8,280,135)       (21,735,548)       (20,691,577)
                                      -----------------  ----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............         62,263,469       122,578,257        108,000,363         39,733,785
NET ASSETS:
   Beginning of year................      1,413,830,336     1,291,252,079        424,114,372        384,380,587
                                      -----------------  ----------------  -----------------  -----------------
   End of year......................  $   1,476,093,805  $  1,413,830,336  $     532,114,735  $     424,114,372
                                      =================  ================  =================  =================

                                                                                  MSF METLIFE MODERATE
                                        MSF METLIFE MODERATE ALLOCATION         TO AGGRESSIVE ALLOCATION
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      -----------------------------------  ------------------------------------
                                            2013               2012               2013              2012
                                      ----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $     28,038,506  $      39,471,659  $       3,287,000  $      10,145,735
   Net realized gains (losses)......        71,718,032         16,872,995         20,551,964          4,305,789
   Change in unrealized gains
     (losses) on investments........       538,506,450        364,883,546        343,583,585        193,493,795
                                      ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       638,262,988        421,228,200        367,422,549        207,945,319
                                      ----------------  -----------------  -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........       159,543,441        190,278,441         79,443,851         87,592,538
   Net transfers (including
     fixed account).................        22,725,751       (59,209,096)       (28,396,613)       (79,068,221)
   Contract charges.................      (32,993,340)       (32,368,642)       (11,031,467)       (11,140,623)
   Transfers for contract benefits
     and terminations...............     (251,727,103)      (202,785,252)       (98,016,265)       (80,281,104)
                                      ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................     (102,451,251)      (104,084,549)       (58,000,494)       (82,897,410)
                                      ----------------  -----------------  -----------------  -----------------
     Net increase (decrease)
        in net assets...............       535,811,737        317,143,651        309,422,055        125,047,909
NET ASSETS:
   Beginning of year................     3,918,217,622      3,601,073,971      1,645,757,850      1,520,709,941
                                      ----------------  -----------------  -----------------  -----------------
   End of year......................  $  4,454,029,359  $   3,918,217,622  $   1,955,179,905  $   1,645,757,850
                                      ================  =================  =================  =================


                                            MSF METLIFE STOCK INDEX               MSF MFS TOTAL RETURN
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                      -----------------------------------  -----------------------------------
                                            2013               2012              2013               2012
                                      ----------------  -----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $     15,015,370  $      11,703,808  $       1,846,161  $      2,132,285
   Net realized gains (losses)......       122,276,005         44,767,466          1,806,017            58,717
   Change in unrealized gains
     (losses) on investments........       615,191,392        291,800,764         19,903,247        11,139,859
                                      ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............       752,482,767        348,272,038         23,555,425        13,330,861
                                      ----------------  -----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........        90,763,567         90,668,945          6,196,396         6,381,015
   Net transfers (including
     fixed account).................     (141,268,047)       (82,985,870)          1,108,601       (1,660,593)
   Contract charges.................       (6,950,219)        (6,748,459)          (411,568)         (409,180)
   Transfers for contract benefits
     and terminations...............     (252,951,970)      (240,389,751)       (13,673,427)      (14,171,809)
                                      ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................     (310,406,669)      (239,455,135)        (6,779,998)       (9,860,567)
                                      ----------------  -----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets...............       442,076,098        108,816,903         16,775,427         3,470,294
NET ASSETS:
   Beginning of year................     2,620,060,354      2,511,243,451        138,805,577       135,335,283
                                      ----------------  -----------------  -----------------  ----------------
   End of year......................  $  3,062,136,452  $   2,620,060,354  $     155,581,004  $    138,805,577
                                      ================  =================  =================  ================


                                                  MSF MFS VALUE
                                               INVESTMENT DIVISION
                                      ------------------------------------
                                             2013               2012
                                      -----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).........................  $         424,178  $       1,569,980
   Net realized gains (losses)......         43,830,921          5,666,251
   Change in unrealized gains
     (losses) on investments........         75,196,503         32,844,990
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations.............        119,451,602         40,081,221
                                      -----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners...........         20,357,935         14,849,756
   Net transfers (including
     fixed account).................        126,656,489        (3,944,431)
   Contract charges.................        (1,536,046)          (989,870)
   Transfers for contract benefits
     and terminations...............       (39,225,336)       (27,089,474)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions................        106,253,042       (17,174,019)
                                      -----------------  -----------------
     Net increase (decrease)
        in net assets...............        225,704,644         22,907,202
NET ASSETS:
   Beginning of year................        293,940,083        271,032,881
                                      -----------------  -----------------
   End of year......................  $     519,644,727  $     293,940,083
                                      =================  =================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012



                                             MSF MSCI EAFE INDEX             MSF NEUBERGER BERMAN GENESIS
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2013               2012              2013               2012
                                     -----------------  ----------------  -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $       8,349,354  $      7,390,274  $     (2,035,531)  $    (2,623,767)
   Net realized gains (losses).....          5,250,191       (2,119,320)          1,789,466       (7,774,684)
   Change in unrealized gains
     (losses) on investments.......         79,027,830        66,509,457        101,338,965        31,782,193
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         92,627,375        71,780,411        101,092,900        21,383,742
                                     -----------------  ----------------  -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         27,596,300        28,464,168          9,465,954         8,111,926
   Net transfers (including
     fixed account)................       (19,089,085)      (14,832,837)         35,677,138      (10,762,557)
   Contract charges................        (2,090,273)       (1,985,135)          (646,298)         (481,774)
   Transfers for contract benefits
     and terminations..............       (40,776,046)      (35,302,974)       (31,862,350)      (27,373,516)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (34,359,104)      (23,656,778)         12,634,444      (30,505,921)
                                     -----------------  ----------------  -----------------  ----------------
     Net increase (decrease)
        in net assets..............         58,268,271        48,123,633        113,727,344       (9,122,179)
NET ASSETS:
   Beginning of year...............        476,584,802       428,461,169        254,522,484       263,644,663
                                     -----------------  ----------------  -----------------  ----------------
   End of year.....................  $     534,853,073  $    476,584,802  $     368,249,828  $    254,522,484
                                     =================  ================  =================  ================

                                                                                    MSF T. ROWE PRICE
                                            MSF RUSSELL 2000 INDEX                  LARGE CAP GROWTH
                                              INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     ------------------------------------  -----------------------------------
                                           2013                2012              2013               2012
                                     -----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $         587,127  $       (615,070)  $    (3,663,185)  $     (2,349,685)
   Net realized gains (losses).....         13,580,422          4,517,799        11,865,119          7,734,292
   Change in unrealized gains
     (losses) on investments.......         82,496,980         32,651,591        98,916,181         24,747,725
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............         96,664,529         36,554,320       107,118,115         30,132,332
                                     -----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........         18,233,112         15,375,496        17,003,634          8,872,447
   Net transfers (including
     fixed account)................       (11,989,130)        (9,049,918)       136,427,169          3,361,951
   Contract charges................          (851,036)          (763,111)         (881,781)          (398,694)
   Transfers for contract benefits
     and terminations..............       (27,137,474)       (22,646,386)      (28,636,353)       (20,579,760)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (21,744,528)       (17,083,919)       123,912,669        (8,744,056)
                                     -----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............         74,920,001         19,470,401       231,030,784         21,388,276
NET ASSETS:
   Beginning of year...............        272,948,994        253,478,593       196,268,660        174,880,384
                                     -----------------  -----------------  ----------------  -----------------
   End of year.....................  $     347,868,995  $     272,948,994  $    427,299,444  $     196,268,660
                                     =================  =================  ================  =================

                                              MSF T. ROWE PRICE                       MSF VAN ECK
                                              SMALL CAP GROWTH                 GLOBAL NATURAL RESOURCES
                                             INVESTMENT DIVISION                  INVESTMENT DIVISION
                                     -----------------------------------  -----------------------------------
                                           2013              2012               2013              2012
                                     ----------------  -----------------  ----------------  -----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $    (3,348,828)  $     (3,527,758)  $      (253,758)  $       (502,111)
   Net realized gains (losses).....        29,802,052         36,244,125         (557,122)          2,207,476
   Change in unrealized gains
     (losses) on investments.......        93,061,343          5,484,801         4,663,443          (930,623)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from operations............       119,514,567         38,201,168         3,852,563            774,742
                                     ----------------  -----------------  ----------------  -----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........        16,773,620         13,711,065           874,154          2,071,819
   Net transfers (including
     fixed account)................         1,958,661        (7,211,093)       (2,353,814)          4,288,138
   Contract charges................         (865,626)          (758,758)         (442,707)          (441,040)
   Transfers for contract benefits
     and terminations..............      (26,787,626)       (24,156,578)       (1,600,948)        (1,198,738)
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (8,920,971)       (18,415,364)       (3,523,315)          4,720,179
                                     ----------------  -----------------  ----------------  -----------------
     Net increase (decrease)
        in net assets..............       110,593,596         19,785,804           329,248          5,494,921
NET ASSETS:
   Beginning of year...............       284,907,213        265,121,409        41,078,664         35,583,743
                                     ----------------  -----------------  ----------------  -----------------
   End of year.....................  $    395,500,809  $     284,907,213  $     41,407,912  $      41,078,664
                                     ================  =================  ================  =================

                                         MSF WESTERN ASSET MANAGEMENT
                                         STRATEGIC BOND OPPORTUNITIES
                                              INVESTMENT DIVISION
                                     -----------------------------------
                                            2013              2012
                                     -----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss)........................  $       8,870,490  $      5,589,302
   Net realized gains (losses).....          3,349,948         3,195,133
   Change in unrealized gains
     (losses) on investments.......       (13,236,125)        15,183,806
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations............        (1,015,687)        23,968,241
                                     -----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners..........          7,620,776         7,182,614
   Net transfers (including
     fixed account)................        (1,577,447)         3,236,689
   Contract charges................          (575,729)         (627,965)
   Transfers for contract benefits
     and terminations..............       (27,804,547)      (28,542,548)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions...............       (22,336,947)      (18,751,210)
                                     -----------------  ----------------
     Net increase (decrease)
        in net assets..............       (23,352,634)         5,217,031
NET ASSETS:
   Beginning of year...............        254,116,128       248,899,097
                                     -----------------  ----------------
   End of year.....................  $     230,763,494  $    254,116,128
                                     =================  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

 The accompanying notes are an integral part of these financial statements.

                    METROPOLITAN LIFE SEPARATE ACCOUNT E
                   OF METROPOLITAN LIFE INSURANCE COMPANY
             STATEMENTS OF CHANGES IN NET ASSETS -- (CONCLUDED)
               FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012


                                                                                                           MSF WESTERN ASSET
                                                                                                      MANAGEMENT U.S. GOVERNMENT
                                                                                                          INVESTMENT DIVISION
                                                                                                  ----------------------------------
                                                                                                        2013              2012
                                                                                                  ----------------  ----------------
INCREASE (DECREASE) IN
   NET ASSETS:
FROM OPERATIONS:
   Net investment income
     (loss).....................................................................................  $      1,564,237  $      1,501,349
   Net realized gains (losses)..................................................................            19,271           350,010
   Change in unrealized gains
     (losses) on investments....................................................................       (6,374,574)         2,356,488
                                                                                                  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from operations.........................................................................       (4,791,066)         4,207,847
                                                                                                  ----------------  ----------------
CONTRACT TRANSACTIONS:
   Purchase payments received
     from contract owners.......................................................................         7,309,411        10,479,429
   Net transfers (including
     fixed account).............................................................................         1,521,176         4,251,221
   Contract charges.............................................................................       (1,010,408)       (1,091,350)
   Transfers for contract benefits
     and terminations...........................................................................      (20,411,075)      (23,308,896)
                                                                                                  ----------------  ----------------
     Net increase (decrease)
        in net assets resulting
        from contract
        transactions............................................................................      (12,590,896)       (9,669,596)
                                                                                                  ----------------  ----------------
     Net increase (decrease)
        in net assets...........................................................................      (17,381,962)       (5,461,749)
NET ASSETS:
   Beginning of year............................................................................       229,960,732       235,422,481
                                                                                                  ----------------  ----------------
   End of year..................................................................................  $    212,578,770  $    229,960,732
                                                                                                  ================  ================

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.


 The accompanying notes are an integral part of these financial statements.

              METROPOLITAN LIFE SEPARATE ACCOUNT E
             OF METROPOLITAN LIFE INSURANCE COMPANY
                NOTES TO THE FINANCIAL STATEMENTS



1.  ORGANIZATION


Metropolitan Life Separate Account E (the "Separate Account"), a separate account of Metropolitan Life Insurance Company (the "Company"), was established by the Company's Board of Directors on September 27, 1983 to support operations of the Company with respect to certain variable annuity contracts (the "Contracts"). The Company is a direct wholly-owned subsidiary of MetLife, Inc., a Delaware corporation. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended, and exists in accordance with the regulations of the New York State Department of Financial Services.

The Separate Account is divided into Investment Divisions, each of which is treated as an individual accounting entity for financial reporting purposes. Each Investment Division invests in shares of the corresponding fund, series, or portfolio (with the same name) of registered investment management companies (the "Trusts"), which are presented below:

American Funds Insurance Series ("American Funds")           Legg Mason Partners Variable Equity Trust
Calvert Variable Series, Inc. ("Calvert")                      ("LMPVET")
Delaware VIP Trust ("Delaware VIP")                          Legg Mason Partners Variable Income Trust
Fidelity Variable Insurance Products ("Fidelity VIP")          ("LMPVIT")
Franklin Templeton Variable Insurance Products Trust         Met Investors Series Trust ("MIST")*
   ("FTVIPT")                                                Metropolitan Series Fund ("MSF")*
Janus Aspen Series ("Janus Aspen")

*See Note 5 for a discussion of additional information on related party transactions.

The assets of each of the Investment Divisions of the Separate Account are registered in the name of the Company. Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the Company's other assets and liabilities. The portion of the Separate Account's assets applicable to the Contracts is not chargeable with liabilities arising out of any other business the Company may conduct.


2.  LIST OF INVESTMENT DIVISIONS


A. Purchase payments, less any applicable charges, applied to the Separate Account are invested in one or more Investment Divisions in accordance with the selection made by the contract owner. The following Investment Divisions had net assets as of December 31, 2013:

American Funds Bond Investment Division                   MIST American Funds Growth Allocation Investment
American Funds Global Small Capitalization                  Division (a)
   Investment Division                                    MIST American Funds Growth Investment Division
American Funds Growth Investment Division                 MIST American Funds Moderate Allocation
American Funds Growth-Income Investment Division            Investment Division (a)
Calvert VP SRI Balanced Investment Division               MIST AQR Global Risk Balanced Investment Division
Calvert VP SRI Mid Cap Growth Investment Division         MIST BlackRock Global Tactical Strategies Investment
Fidelity VIP Equity-Income Investment Division              Division
Fidelity VIP FundsManager 50% Investment Division         MIST BlackRock Large Cap Core Investment
Fidelity VIP FundsManager 60% Investment Division           Division (a)
Fidelity VIP Growth Investment Division                   Variable B Investment Division (c)
Fidelity VIP Investment Grade Bond Investment             Variable C Investment Division (c)
   Division                                               MIST Clarion Global Real Estate Investment
Fidelity VIP Money Market Investment Division (a)           Division (a)
MIST AllianceBernstein Global Dynamic Allocation          MIST ClearBridge Aggressive Growth II Investment
   Investment Division                                      Division (a)
MIST American Funds Balanced Allocation                   MIST ClearBridge Aggressive Growth Investment
   Investment Division (a)                                  Division (a)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2. LIST OF INVESTMENT DIVISIONS -- (CONTINUED)


MIST Harris Oakmark International Investment              MIST SSgA Growth and Income ETF Investment
   Division (a)                                             Division (a)
MIST Invesco Balanced-Risk Allocation Investment          MIST SSgA Growth ETF Investment Division (a)
   Division                                               MIST T. Rowe Price Mid Cap Growth Investment
MIST Invesco Mid Cap Value Investment Division (a)          Division (a)
MIST Invesco Small Cap Growth Investment                  MIST Third Avenue Small Cap Value Investment
   Division (a)                                             Division
MIST JPMorgan Core Bond Investment Division               MSF Baillie Gifford International Stock Investment
MIST JPMorgan Global Active Allocation Investment           Division (a)
   Division                                               MSF Barclays Aggregate Bond Index Investment
MIST JPMorgan Small Cap Value Investment                    Division (a)
   Division (a)                                           MSF BlackRock Bond Income Investment Division (a)
MIST Loomis Sayles Global Markets Investment              MSF BlackRock Capital Appreciation Investment
   Division                                                 Division (a)
MIST Lord Abbett Bond Debenture Investment                MSF BlackRock Diversified Investment Division (a)
   Division (a)                                           MSF BlackRock Large Cap Value Investment
MIST Met/Eaton Vance Floating Rate Investment               Division (a)
   Division                                               MSF BlackRock Money Market Investment
MIST Met/Franklin Low Duration Total Return                 Division (a)
   Investment Division                                    MSF Davis Venture Value Investment Division (a)
MIST Met/Templeton International Bond Investment          MSF Frontier Mid Cap Growth Investment
   Division                                                 Division (a)
MIST MetLife Aggressive Strategy Investment               MSF Jennison Growth Investment Division (a)
   Division (a)                                           MSF Loomis Sayles Small Cap Core Investment
MIST MetLife Balanced Plus Investment Division              Division (a)
MIST MetLife Growth Strategy Investment                   MSF Loomis Sayles Small Cap Growth Investment
   Division (b)                                             Division (a)
MIST MetLife Multi-Index Targeted Risk Investment         MSF Met/Artisan Mid Cap Value Investment
   Division                                                 Division (a)
MIST MFS Emerging Markets Equity Investment               MSF Met/Dimensional International Small Company
   Division (a)                                             Investment Division
MIST MFS Research International Investment                MSF MetLife Conservative Allocation Investment
   Division (a)                                             Division (a)
MIST Morgan Stanley Mid Cap Growth Investment             MSF MetLife Conservative to Moderate Allocation
   Division (a)                                             Investment Division (a)
MIST Oppenheimer Global Equity Investment                 MSF MetLife Mid Cap Stock Index Investment
   Division (a)                                             Division (a)
MIST PIMCO Inflation Protected Bond Investment            MSF MetLife Moderate Allocation Investment
   Division (a)                                             Division (a)
MIST PIMCO Total Return Investment Division (a)           MSF MetLife Moderate to Aggressive Allocation
MIST Pioneer Strategic Income Investment                    Investment Division (a)
   Division (a)                                           MSF MetLife Stock Index Investment Division (a)
MIST Pyramis Government Income Investment                 MSF MFS Total Return Investment Division (a)
   Division                                               MSF MFS Value Investment Division (a)
MIST Pyramis Managed Risk Investment Division (b)         MSF MSCI EAFE Index Investment Division (a)
MIST Schroders Global Multi-Asset Investment              MSF Neuberger Berman Genesis Investment
   Division                                                 Division (a)
                                                          MSF Russell 2000 Index Investment Division (a)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



2.  LIST OF INVESTMENT DIVISIONS -- (CONCLUDED)


MSF T. Rowe Price Large Cap Growth Investment          MSF Western Asset Management Strategic Bond
   Division (a)                                          Opportunities Investment Division (a)
MSF T. Rowe Price Small Cap Growth Investment          MSF Western Asset Management U.S. Government
   Division (a)                                          Investment Division (a)
MSF Van Eck Global Natural Resources Investment
   Division

(a) This Investment Division invests in two or more share classes within the underlying fund, series, or portfolio of the Trusts.
(b) This Investment Division began operations during the year ended December 31, 2013.
(c) Variable B Investment Division and Variable C Investment Division only invest in the (MIST) BlackRock Large Cap Core Portfolio.

B. The following Investment Divisions had no net assets as of December 31, 2013:

American Funds Global Growth Investment Division*       LMPVET ClearBridge Variable Large Cap Growth
Delaware VIP Small Cap Value Investment Division*         Investment Division*
Fidelity VIP Contrafund Investment Division*            LMPVET ClearBridge Variable Small Cap Growth
Fidelity VIP Mid Cap Investment Division*                 Investment Division*
FTVIPT Templeton Developing Markets Securities          LMPVET Investment Counsel Variable Social
   Investment Division*                                   Awareness Investment Division*
FTVIPT Templeton Foreign Securities Investment          LMPVIT Western Asset Variable High Income
   Division*                                              Investment Division*
Janus Aspen Enterprise Investment Division*             MIST BlackRock High Yield Investment Division*
LMPVET ClearBridge Variable All Cap Value               MIST Invesco Comstock Investment Division*
   Investment Division*                                 MIST MetLife Defensive Strategy Investment Division
LMPVET ClearBridge Variable Appreciation                MIST Pioneer Fund Investment Division*
   Investment Division*                                 MIST T. Rowe Price Large Cap Value Investment
LMPVET ClearBridge Variable Equity Income                 Division*
   Investment Division*                                 Variable D Investment Division

*This Investment Division commenced on December 13, 2013.


3.  PORTFOLIO CHANGES


The following Investment Divisions ceased operations during the year ended December 31, 2013:

MIST Met/Franklin Income Investment Division           MIST MLA Mid Cap Investment Division
MIST Met/Franklin Mutual Shares Investment             MIST RCM Technology Investment Division
   Division                                            MSF FI Value Leaders Investment Division
MIST Met/Franklin Templeton Founding Strategy          MSF Oppenheimer Global Equity Investment Division
   Investment Division                                 MSF Zenith Equity Investment Division

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



3.  PORTFOLIO CHANGES -- (CONCLUDED)


The operations of the Investment Divisions were affected by the following changes that occurred during the year ended December 31, 2013:

NAME CHANGES:

Former Name                                              New Name

(MIST) American Funds Bond Portfolio                     (MIST) JPMorgan Core Bond Portfolio
(MIST) Dreman Small Cap Value Portfolio                  (MIST) JPMorgan Small Cap Value Portfolio
(MIST) Janus Forty Portfolio                             (MIST) ClearBridge Aggressive Growth Portfolio II
(MIST) Legg Mason ClearBridge Aggressive Growth          (MIST) ClearBridge Aggressive Growth Portfolio
   Portfolio
(MIST) Lord Abbett Mid Cap Value Portfolio               (MIST) Invesco Mid Cap Value Portfolio
(MIST) Met/Templeton Growth Portfolio (a)                (MIST) Oppenheimer Global Equity Portfolio (a)
(MSF) Barclays Capital Aggregate Bond Index              (MSF) Barclays Aggregate Bond Index Portfolio
   Portfolio
(MSF) BlackRock Aggressive Growth Portfolio              (MSF) Frontier Mid Cap Growth Portfolio
(MSF) BlackRock Legacy Large Cap Growth Portfolio        (MSF) BlackRock Capital Appreciation Portfolio

MERGERS:

Former Portfolio                                        New Portfolio

(MIST) Met/Franklin Income Portfolio                    (MIST) Loomis Sayles Global Markets Portfolio
(MIST) Met/Franklin Mutual Shares Portfolio             (MSF) MFS Value Portfolio
(MIST) Met/Franklin Templeton Founding Strategy         (MIST) MetLife Growth Strategy Portfolio
   Portfolio
(MIST) MLA Mid Cap Portfolio                            (MSF) Neuberger Berman Genesis Portfolio
(MIST) RCM Technology Portfolio                         (MSF) T. Rowe Price Large Cap Growth Portfolio
(MSF) FI Value Leaders Portfolio                        (MSF) MFS Value Portfolio
(MSF) Oppenheimer Global Equity Portfolio (a)           (MIST) Met/Templeton Growth Portfolio (a)
(MSF) Zenith Equity Portfolio                           (MIST) MetLife Aggressive Strategy Portfolio

(a) At the close of business on April 26, 2013, the (MSF) Oppenheimer Global Equity Portfolio merged with and into the (MIST) Met/Templeton Growth Portfolio. Concurrently, OppenheimerFunds, Inc. became the subadviser of the (MIST) Met/Templeton Growth Portfolio, the portfolio's investment objective and principal investment strategies changed, and the portfolio's name was changed to (MIST) Oppenheimer Global Equity Portfolio. Pursuant to these changes, the (MSF) Oppenheimer Global Equity Portfolio was deemed to be the accounting and performance survivor of the merger for financial reporting purposes, and therefore, the results of MIST Oppenheimer Global Equity Investment Division presented in the financial statements reflect the historical results of MSF Oppenheimer Global Equity Investment Division prior to the merger, and the combined results thereafter.


4.  SIGNIFICANT ACCOUNTING POLICIES


BASIS OF ACCOUNTING
The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America ("GAAP") applicable for variable annuity separate accounts registered as unit investment trusts.


SECURITY TRANSACTIONS
Security transactions are recorded on a trade date basis. Realized gains and losses on the sales of investments are computed on the basis of the average cost of the investment sold. Income from dividends and realized gain distributions are recorded on the ex-distribution date.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONTINUED)


SECURITY VALUATION
An Investment Division's investment in shares of a fund, series, or portfolio of the Trusts is valued at fair value based on the closing net asset value ("NAV") or price per share as determined by the Trusts as of the end of the year. All changes in fair value are recorded as changes in unrealized gains (losses) on investments in the statements of operations of the applicable Investment Divisions.

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The Separate Account prioritizes the inputs to fair valuation techniques and allows for the use of unobservable inputs to the extent that observable inputs are not available. The Separate Account has categorized its assets based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset's classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:

Level 1 Unadjusted quoted prices in active markets for identical assets that the Separate Account has the ability to access.
Level 2 Observable inputs other than quoted prices in Level 1 that are observable either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market or prices for similar instruments.
Level 3 Unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets, representing the Separate Account's own assumptions about the assumptions a market participant would use in valuing the asset, and based on the best information available.

Each Investment Division invests in shares of open-end mutual funds which calculate a daily NAV based on the fair value of the underlying securities in their portfolios. As a result, and as required by law, shares of open-end mutual funds are purchased and redeemed at their quoted daily NAV as reported by the Trusts at the close of each business day. On that basis, the inputs used to value all shares held by the Separate Account, which are measured at fair value on a recurring basis, are classified as Level 2. There were no transfers between Level 1 and Level 2, and no activity in Level 3 during the year.


FEDERAL INCOME TAXES
The operations of the Separate Account form a part of the total operations of the Company and are not taxed separately. The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Separate Account to the extent the earnings are credited under the Contracts. Accordingly, no charge is currently being made to the Separate Account for federal income taxes. The Company will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any federal income taxes that would be attributable to the Contracts.


ANNUITY PAYOUTS
Net assets allocated to Contracts in the payout period are computed according to industry standard mortality tables. The assumed investment return is between
3.0 and 6.0 percent. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Separate Account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.


PURCHASE PAYMENTS
Purchase payments received from contract owners by the Company are credited as accumulation units as of the end of the valuation period in which received, as provided in the prospectus of the Contracts, and are reported as contract transactions on the statements of changes in net assets of the applicable Investment Divisions.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



4.  SIGNIFICANT ACCOUNTING POLICIES -- (CONCLUDED)


NET TRANSFERS
Funds transferred by the contract owner into or out of Investment Divisions within the Separate Account or into or out of the fixed account, which is part the Company's general account, are recorded on a net basis as net transfers in the statements of changes in net assets of the applicable Investment Divisions.


USE OF ESTIMATES
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.


5.  EXPENSES AND RELATED PARTY TRANSACTIONS


The following annual Separate Account charges paid to the Company are asset-based charges and assessed through a daily reduction in unit values, which are recorded as expenses in the accompanying statements of operations of the applicable Investment Divisions:

      Mortality and Expense Risk -- The mortality risk assumed by the Company is the risk that those insured may die sooner than anticipated and therefore, the Company will pay an aggregate amount of death benefits greater than anticipated. The expense risk assumed is the risk that expenses incurred in issuing and administering the Contracts will exceed the amounts realized from the administrative charges assessed against the Contracts. In addition, the charge compensates the Company for the risk that the investor may live longer than estimated and the Company would be obligated to pay more in income payments than anticipated.

      Administrative -- The Company has responsibility for the administration of the Contracts and the Separate Account. Generally, the administrative charge is related to the maintenance, including distribution, of each contract and the Separate Account.

      Earnings Preservation Benefit -- For an additional charge, the Company will provide this additional death benefit.

      Enhanced Stepped-Up Provision -- For an additional charge, the total death benefit payable may be increased based on the greater of the account balance or highest annual contract anniversary value in the contract or the greater of the account balance, annual increase amount or highest annual contract anniversary value in the contract.

      Guaranteed Withdrawal Benefit for Life -- For a charge that includes the Mortality and Expense Risk charge and a guaranteed withdrawal benefit, the Company will guarantee the periodic return on the investment for life of a single annuitant or joint annuitants.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2013.

     ----------------------------------------------------------------------------------------------------------------------------
      Mortality and Expense Risk                                                                                 0.00% - 2.05%
     ----------------------------------------------------------------------------------------------------------------------------
      Administrative                                                                                             0.20% - 0.50%
     ----------------------------------------------------------------------------------------------------------------------------
      Earnings Preservation Benefit                                                                              0.25%
     ----------------------------------------------------------------------------------------------------------------------------
      Enhanced Stepped-Up Provision                                                                              0.10% - 0.35%
     ----------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit for Life                                                                     1.90% - 2.05%
     ----------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract. The range of the effective rates disclosed above excludes any waivers granted to certain Investment Divisions.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



5.  EXPENSES AND RELATED PARTY TRANSACTIONS -- (CONCLUDED)


The following optional rider charges paid to the Company are charged at each contract anniversary date through the redemption of units, which are recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions:

      Guaranteed Minimum Accumulation Benefit -- For an additional charge, the Company will guarantee that the contract value will not be less than a guaranteed minimum amount at the end of a specified number of years.

      Lifetime Withdrawal Guarantee -- For an additional charge, the Company will guarantee the periodic return on the investment for life.

      Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee the periodic return on the investment.

      Guaranteed Minimum Income Benefit -- For an additional charge, the Company will guarantee a minimum payment regardless of market conditions.

      Enhanced Death Benefit -- For an additional charge, the amount of the death benefit will be the greater of the account value or the death benefit base.

      Enhanced Guaranteed Withdrawal Benefit -- For an additional charge, the Company will guarantee that at least the entire amount of purchase payments will be returned through a series of withdrawals without annuitizing.

      The table below represents the range of effective annual rates for each respective charge for the year ended December 31, 2013:

     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Accumulation Benefit                                                                 0.75%
     -------------------------------------------------------------------------------------------------------------------------
      Lifetime Withdrawal Guarantee                                                                           0.50% - 1.50%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Withdrawal Benefit                                                                           0.50% - 0.90%
     -------------------------------------------------------------------------------------------------------------------------
      Guaranteed Minimum Income Benefit                                                                       0.35% - 1.00%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Death Benefit                                                                                  0.60% - 1.15%
     -------------------------------------------------------------------------------------------------------------------------
      Enhanced Guaranteed Withdrawal Benefit                                                                  0.55%
     -------------------------------------------------------------------------------------------------------------------------

      The above referenced charges may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge or associated with a particular contract.

A contract administrative charge which ranges from $0 to $30 is assessed on an annual basis for Contracts, which may be waived if the Contract reaches a certain asset size or under certain circumstances. In addition, most Contracts impose a surrender charge which ranges from 0% to 10%, if the contract is partially or fully surrendered within the specified surrender charge period. These charges are paid to the Company, assessed through the redemption of units, and recorded as contract charges in the accompanying statements of changes in net assets of the applicable Investment Divisions.

MetLife Advisers, LLC, which acts in the capacity of investment adviser to the portfolios of the MIST and MSF Trusts, is an affiliate of the Company.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS


                                                                                                           FOR THE YEAR ENDED
                                                                        AS OF DECEMBER 31, 2013             DECEMBER 31, 2013
                                                                   -------------------------------  -------------------------------
                                                                                                        COST OF         PROCEEDS
                                                                       SHARES          COST ($)      PURCHASES ($)   FROM SALES ($)
                                                                   -------------    --------------  --------------   --------------
     American Funds Bond Investment Division.....................     10,651,881       117,605,639      10,751,886       20,064,701
     American Funds Global Small Capitalization
       Investment Division.......................................     23,306,987       477,093,440      13,289,083       69,377,669
     American Funds Growth Investment Division...................     14,393,296       750,197,264      18,980,390      141,750,677
     American Funds Growth-Income Investment Division............     17,192,598       599,135,317      20,331,798      101,467,307
     Calvert VP SRI Balanced Investment Division.................     27,793,651        51,899,741       7,125,913        5,761,398
     Calvert VP SRI Mid Cap Growth Investment Division...........        376,320        10,645,845       2,079,050        2,194,455
     Fidelity VIP Equity-Income Investment Division..............      4,088,579        90,334,463      10,056,766       10,841,902
     Fidelity VIP FundsManager 50% Investment Division...........      9,996,683       111,842,254      84,312,932          888,980
     Fidelity VIP FundsManager 60% Investment Division...........     24,661,789       240,225,298      13,347,118       15,690,326
     Fidelity VIP Growth Investment Division.....................      1,676,809        66,174,309       1,261,645        9,559,425
     Fidelity VIP Investment Grade Bond Investment Division......      1,348,223        17,303,401       1,841,236        6,456,491
     Fidelity VIP Money Market Investment Division...............     10,057,109        10,057,109      46,240,766       44,908,410
     MIST AllianceBernstein Global Dynamic Allocation
       Investment Division.......................................    135,685,575     1,378,443,120     298,051,386        6,003,251
     MIST American Funds Balanced Allocation
       Investment Division.......................................     70,043,352       629,595,330      85,654,835       40,285,189
     MIST American Funds Growth Allocation Investment Division...     35,777,152       289,967,532      50,835,378       25,945,244
     MIST American Funds Growth Investment Division..............     29,673,909       246,897,322      23,442,268       33,457,341
     MIST American Funds Moderate Allocation
       Investment Division.......................................     87,711,916       803,055,931      80,565,103       70,594,053
     MIST AQR Global Risk Balanced Investment Division...........    160,732,325     1,757,270,858     420,247,558      280,510,307
     MIST BlackRock Global Tactical Strategies
       Investment Division.......................................    180,256,554     1,782,049,075     301,239,531       29,938,878
     MIST BlackRock Large Cap Core Investment Division...........     57,669,735       603,910,836      17,653,243       85,139,632
     Variable B Investment Division..............................      1,086,837        11,732,871         934,112        3,070,467
     Variable C Investment Division..............................         96,953         1,045,844          17,853          333,932
     MIST Clarion Global Real Estate Investment Division.........     22,816,660       288,804,622      36,127,866       19,998,731
     MIST ClearBridge Aggressive Growth II Investment Division...      4,438,214       285,517,095      15,784,494       71,072,962
     MIST ClearBridge Aggressive Growth Investment Division......     12,905,335       115,854,094      49,925,470       19,296,011
     MIST Harris Oakmark International Investment Division.......     31,696,928       445,640,839      52,930,085       59,029,369
     MIST Invesco Balanced-Risk Allocation Investment Division...     40,992,359       428,581,627     182,676,827       13,684,952
     MIST Invesco Mid Cap Value Investment Division..............     22,985,688       389,202,334      14,071,175       76,202,071
     MIST Invesco Small Cap Growth Investment Division...........      2,619,188        35,893,454      10,586,239        9,002,106
     MIST JPMorgan Core Bond Investment Division.................      8,751,954        91,839,155      99,248,060       96,381,921
     MIST JPMorgan Global Active Allocation Investment Division..     47,766,654       511,310,359     337,701,009               --
     MIST JPMorgan Small Cap Value Investment Division...........      1,000,097        13,520,985       1,889,525        3,536,405
     MIST Loomis Sayles Global Markets Investment Division.......      8,676,737       111,951,732     106,337,787       21,154,483
     MIST Lord Abbett Bond Debenture Investment Division.........     25,250,318       308,333,845      50,635,268       35,194,743
     MIST Met/Eaton Vance Floating Rate Investment Division......      1,647,574        17,226,133      11,356,988        1,393,716
     MIST Met/Franklin Low Duration Total Return
       Investment Division.......................................      7,647,894        76,308,487      64,353,179        3,010,790
     MIST Met/Templeton International Bond Investment Division...        764,350         8,972,499       1,857,007        1,577,163
     MIST MetLife Aggressive Strategy Investment Division........     17,015,507       183,700,298     103,486,858       40,470,405
     MIST MetLife Balanced Plus Investment Division..............    233,148,999     2,413,407,263     999,566,024               --
     MIST MetLife Growth Strategy Investment Division (a)........      6,162,306        75,391,567      80,007,599        4,880,095
     MIST MetLife Multi-Index Targeted Risk Investment Division..     23,269,538       253,100,529     246,254,445               --
     MIST MFS Emerging Markets Equity Investment Division........      5,175,298        51,385,045       9,518,018        3,970,204
     MIST MFS Research International Investment Division.........     21,159,502       236,009,281      13,917,163       30,616,743
     MIST Morgan Stanley Mid Cap Growth Investment Division......     24,671,448       253,731,402       7,957,336       53,696,071
     MIST Oppenheimer Global Equity Investment Division..........     13,751,884       199,976,387      46,090,251       37,823,047
     MIST PIMCO Inflation Protected Bond Investment Division.....     56,664,399       630,084,347      86,247,200      109,072,323
     MIST PIMCO Total Return Investment Division.................     99,626,110     1,180,515,070     151,158,117      111,922,196
     MIST Pioneer Strategic Income Investment Division...........      6,269,366        68,378,988      13,896,415       11,729,138
     MIST Pyramis Government Income Investment Division..........     52,562,450       568,414,785      80,867,438       96,697,323

(a)  For the period April 29, 2013 to December 31, 2013.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



6.  STATEMENTS OF INVESTMENTS -- (CONCLUDED)


                                                                                                           FOR THE YEAR ENDED
                                                                        AS OF DECEMBER 31, 2013             DECEMBER 31, 2013
                                                                   -------------------------------   -------------------------------
                                                                                                         COST OF         PROCEEDS
                                                                       SHARES          COST ($)       PURCHASES ($)   FROM SALES ($)
                                                                   -------------     -------------   --------------   --------------
     MIST Pyramis Managed Risk Investment Division (a)...........      5,412,321        55,868,724      56,190,322           327,341
     MIST Schroders Global Multi-Asset Investment Division.......     30,935,340       332,496,977     204,090,230           302,436
     MIST SSgA Growth and Income ETF Investment Division.........     75,946,343       817,083,121      65,723,454        74,567,230
     MIST SSgA Growth ETF Investment Division....................     11,692,790       123,977,748      35,127,426        15,180,834
     MIST T. Rowe Price Mid Cap Growth Investment Division.......     33,069,335       284,547,589      41,377,817        36,507,722
     MIST Third Avenue Small Cap Value Investment Division.......        806,533        11,840,057       1,623,098         1,117,690
     MSF Baillie Gifford International Stock Investment Division.     15,530,776       168,345,441       7,843,001        23,104,489
     MSF Barclays Aggregate Bond Index Investment Division.......    109,029,405     1,179,046,245     156,024,811        65,155,196
     MSF BlackRock Bond Income Investment Division...............      4,501,770       481,042,298      56,813,677        55,387,226
     MSF BlackRock Capital Appreciation Investment Division......      5,075,106       120,250,847       6,190,238        31,534,204
     MSF BlackRock Diversified Investment Division...............     33,082,194       542,293,575      19,590,464        77,507,155
     MSF BlackRock Large Cap Value Investment Division...........     22,632,225       244,213,910      31,213,729        32,753,696
     MSF BlackRock Money Market Investment Division..............        833,851        83,385,119      32,283,141        37,882,838
     MSF Davis Venture Value Investment Division.................     15,442,026       453,322,565      26,986,963        88,211,521
     MSF Frontier Mid Cap Growth Investment Division.............     14,113,137       320,118,120      20,105,259        61,224,077
     MSF Jennison Growth Investment Division.....................     11,301,392       132,341,987      12,147,978        38,256,028
     MSF Loomis Sayles Small Cap Core Investment Division........        642,204       138,303,146      23,975,142        25,131,679
     MSF Loomis Sayles Small Cap Growth Investment Division......      3,964,436        41,852,080      15,472,365        12,666,263
     MSF Met/Artisan Mid Cap Value Investment Division...........      1,015,168       214,037,636      17,079,634        33,596,493
     MSF Met/Dimensional International Small Company
        Investment Division......................................        351,478         5,022,950       2,203,124         2,082,829
     MSF MetLife Conservative Allocation Investment Division.....     45,944,719       503,727,229      51,960,769        97,681,390
     MSF MetLife Conservative to Moderate Allocation
        Investment Division......................................    114,468,701     1,234,678,141      85,190,046       121,612,299
     MSF MetLife Mid Cap Stock Index Investment Division.........     29,058,228       371,574,950      47,962,129        57,338,604
     MSF MetLife Moderate Allocation Investment Division.........    325,300,111     3,469,582,009     193,800,047       235,184,352
     MSF MetLife Moderate to Aggressive Allocation
        Investment Division......................................    136,121,123     1,477,701,222      73,471,264       128,184,757
     MSF MetLife Stock Index Investment Division.................     72,885,314     2,163,945,250     121,806,425       373,794,923
     MSF MFS Total Return Investment Division....................        962,065       130,921,565      13,150,173        18,084,002
     MSF MFS Value Investment Division...........................     29,433,961       418,369,385     518,438,855       401,107,090
     MSF MSCI EAFE Index Investment Division.....................     39,189,744       448,736,197      32,489,992        58,499,733
     MSF Neuberger Berman Genesis Investment Division............     20,469,440       304,683,091      60,471,455        49,872,526
     MSF Russell 2000 Index Investment Division..................     17,738,319       222,786,094      28,719,340        49,876,735
     MSF T. Rowe Price Large Cap Growth Investment Division......     17,519,116       280,970,823     165,461,904        45,212,421
     MSF T. Rowe Price Small Cap Growth Investment Division......     16,986,046       239,532,830      43,421,759        37,791,459
     MSF Van Eck Global Natural Resources Investment Division....      2,932,572        42,459,245       3,208,768         6,985,837
     MSF Western Asset Management Strategic Bond Opportunities
        Investment Division......................................     17,230,123       213,744,864      26,738,202        40,204,651
     MSF Western Asset Management U.S. Government
        Investment Division......................................     17,774,019       214,179,997      16,412,784        27,439,434

(a)  For the period April 29, 2013 to December 31, 2013.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                                                          AMERICAN FUNDS GLOBAL
                                         AMERICAN FUNDS BOND              SMALL CAPITALIZATION
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        7,263,481        7,776,072       18,635,787       20,869,442
Units issued and transferred
   from other funding options...        1,261,173        1,294,094        1,979,526        2,280,060
Units redeemed and transferred
   to other funding options.....      (1,905,697)      (1,806,685)      (3,708,141)      (4,513,715)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        6,618,957        7,263,481       16,907,172       18,635,787
                                  ===============  ===============  ===============  ===============


                                                                             AMERICAN FUNDS
                                        AMERICAN FUNDS GROWTH                 GROWTH-INCOME
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013              2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        6,029,312        6,775,576        6,519,347        7,279,154
Units issued and transferred
   from other funding options...          503,861          582,815          676,719          845,722
Units redeemed and transferred
   to other funding options.....      (1,156,136)      (1,329,079)      (1,298,896)      (1,605,529)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        5,377,037        6,029,312        5,897,170        6,519,347
                                  ===============  ===============  ===============  ===============


                                                                            CALVERT VP SRI
                                      CALVERT VP SRI BALANCED               MID CAP GROWTH
                                        INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013             2012             2013              2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        1,676,537        1,762,417          319,337          338,107
Units issued and transferred
   from other funding options...          118,346          152,782           23,005           40,083
Units redeemed and transferred
   to other funding options.....        (213,426)        (238,662)         (56,770)         (58,853)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        1,581,457        1,676,537          285,572          319,337
                                  ===============  ===============  ===============  ===============


                                     FIDELITY VIP EQUITY-INCOME        FIDELITY VIP FUNDSMANAGER 50%
                                         INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ---------------------------------  --------------------------------
                                        2013             2012              2013          2012 (a)
                                  ---------------  ----------------  ---------------  ---------------

Units beginning of year.........        3,911,529         4,479,503        2,486,441               --
Units issued and transferred
   from other funding options...          184,750           171,820        7,047,593        2,534,046
Units redeemed and transferred
   to other funding options.....        (633,132)         (739,794)        (171,442)         (47,605)
                                  ---------------  ----------------  ---------------  ---------------
Units end of year...............        3,463,147         3,911,529        9,362,592        2,486,441
                                  ===============  ================  ===============  ===============



                                    FIDELITY VIP FUNDSMANAGER 60%           FIDELITY VIP GROWTH
                                         INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ---------------------------------  ---------------------------------
                                        2013              2012             2013              2012
                                  ----------------  ---------------  ----------------  ---------------

Units beginning of year.........        24,954,232       20,820,080         1,633,959        1,783,529
Units issued and transferred
   from other funding options...            89,987        5,611,397            63,646           82,916
Units redeemed and transferred
   to other funding options.....       (1,013,152)      (1,477,245)         (207,742)        (232,486)
                                  ----------------  ---------------  ----------------  ---------------
Units end of year...............        24,031,067       24,954,232         1,489,863        1,633,959
                                  ================  ===============  ================  ===============


                                       FIDELITY VIP INVESTMENT                 FIDELITY VIP
                                             GRADE BOND                        MONEY MARKET
                                         INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ---------------------------------  ---------------------------------
                                        2013              2012             2013              2012
                                  ----------------  ---------------  ----------------  ---------------

Units beginning of year.........           686,159          691,358           548,892          786,743
Units issued and transferred
   from other funding options...            67,669          122,670         8,247,448        7,746,136
Units redeemed and transferred
   to other funding options.....         (226,345)        (127,869)       (8,124,747)      (7,983,987)
                                  ----------------  ---------------  ----------------  ---------------
Units end of year...............           527,483          686,159           671,593          548,892
                                  ================  ===============  ================  ===============

                                      MIST ALLIANCEBERNSTEIN               MIST AMERICAN FUNDS
                                     GLOBAL DYNAMIC ALLOCATION             BALANCED ALLOCATION
                                        INVESTMENT DIVISION                INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013              2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........      110,036,076       49,226,036       63,563,060       64,521,397
Units issued and transferred
   from other funding options...       39,287,576       66,910,567        6,149,066        6,555,285
Units redeemed and transferred
   to other funding options.....     (15,412,324)      (6,100,527)      (6,171,258)      (7,513,622)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............      133,911,328      110,036,076       63,540,868       63,563,060
                                  ===============  ===============  ===============  ===============


                                         MIST AMERICAN FUNDS                  MIST AMERICAN
                                          GROWTH ALLOCATION                   FUNDS GROWTH
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       32,742,900       34,204,304       30,680,594       30,941,763
Units issued and transferred
   from other funding options...        4,646,604        4,136,839        3,889,909        5,324,914
Units redeemed and transferred
   to other funding options.....      (4,186,400)      (5,598,243)      (5,963,561)      (5,586,083)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       33,203,104       32,742,900       28,606,942       30,680,594
                                  ===============  ===============  ===============  ===============


                                        MIST AMERICAN FUNDS                 MIST AQR GLOBAL
                                        MODERATE ALLOCATION                  RISK BALANCED
                                        INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       82,535,523       85,202,020      149,868,893       56,432,487
Units issued and transferred
   from other funding options...        5,513,752        7,327,964       52,932,846      100,576,032
Units redeemed and transferred
   to other funding options.....      (9,314,385)      (9,994,461)     (50,072,172)      (7,139,626)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       78,734,890       82,535,523      152,729,567      149,868,893
                                  ===============  ===============  ===============  ===============

                                        MIST BLACKROCK GLOBAL                 MIST BLACKROCK
                                         TACTICAL STRATEGIES                  LARGE CAP CORE
                                         INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ---------------------------------  ---------------------------------
                                        2013             2012              2013             2012
                                  ---------------  ----------------  ---------------  ----------------

Units beginning of year.........      155,272,874        74,095,325       18,667,832        20,393,863
Units issued and transferred
   from other funding options...       48,288,473        91,329,287        1,338,756         1,856,662
Units redeemed and transferred
   to other funding options.....     (26,487,005)      (10,151,738)      (3,061,655)       (3,582,693)
                                  ---------------  ----------------  ---------------  ----------------
Units end of year...............      177,074,342       155,272,874       16,944,933        18,667,832
                                  ===============  ================  ===============  ================



                                             VARIABLE B                        VARIABLE C
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  ---------------------------------
                                        2013            2012              2013             2012
                                  ---------------  ---------------  ---------------  ----------------

Units beginning of year.........           79,487           86,527            6,144             6,155
Units issued and transferred
   from other funding options...            8,226            5,170               --                --
Units redeemed and transferred
   to other funding options.....         (20,474)         (12,210)          (1,543)              (11)
                                  ---------------  ---------------  ---------------  ----------------
Units end of year...............           67,239           79,487            4,601             6,144
                                  ===============  ===============  ===============  ================


                                            MIST CLARION                    MIST CLEARBRIDGE
                                         GLOBAL REAL ESTATE               AGGRESSIVE GROWTH II
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013            2012              2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       14,778,284       16,016,738        2,129,155        2,221,380
Units issued and transferred
   from other funding options...        3,531,086        2,348,265          295,527          488,726
Units redeemed and transferred
   to other funding options.....      (3,407,071)      (3,586,719)        (560,717)        (580,951)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       14,902,299       14,778,284        1,863,965        2,129,155
                                  ===============  ===============  ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                         MIST CLEARBRIDGE                  MIST HARRIS OAKMARK
                                         AGGRESSIVE GROWTH                    INTERNATIONAL
                                        INVESTMENT DIVISION                INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013              2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       10,346,560       10,567,586       22,574,267       24,605,233
Units issued and transferred
   from other funding options...        7,742,865        3,135,922        5,113,365        4,633,553
Units redeemed and transferred
   to other funding options.....      (4,723,186)      (3,356,948)      (5,648,494)      (6,664,519)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       13,366,239       10,346,560       22,039,138       22,574,267
                                  ===============  ===============  ===============  ===============


                                            MIST INVESCO                      MIST INVESCO
                                      BALANCED-RISK ALLOCATION                MID CAP VALUE
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  -------------------------------
                                        2013           2012 (b)           2013          2012 (b)
                                  ---------------  ---------------  ---------------  --------------

Units beginning of year.........      250,325,881               --       17,602,268              --
Units issued and transferred
   from other funding options...      266,812,669      257,675,648        1,720,382      20,382,431
Units redeemed and transferred
   to other funding options.....    (106,100,893)      (7,349,767)      (3,779,380)     (2,780,163)
                                  ---------------  ---------------  ---------------  --------------
Units end of year...............      411,037,657      250,325,881       15,543,270      17,602,268
                                  ===============  ===============  ===============  ==============


                                           MIST INVESCO                      MIST JPMORGAN
                                         SMALL CAP GROWTH                      CORE BOND
                                        INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        2,132,933        2,324,510        7,951,315        7,359,866
Units issued and transferred
   from other funding options...          683,973          470,334       18,185,648        2,420,909
Units redeemed and transferred
   to other funding options.....        (721,826)        (661,911)     (17,877,502)      (1,829,460)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        2,095,080        2,132,933        8,259,461        7,951,315
                                  ===============  ===============  ===============  ===============

                                            MIST JPMORGAN                     MIST JPMORGAN
                                      GLOBAL ACTIVE ALLOCATION               SMALL CAP VALUE
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013           2012 (b)           2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........      169,274,406               --        1,099,067        1,077,146
Units issued and transferred
   from other funding options...      359,489,221      174,607,084          234,012          275,802
Units redeemed and transferred
   to other funding options.....     (48,649,208)      (5,332,678)        (322,624)        (253,881)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............      480,114,419      169,274,406        1,010,455        1,099,067
                                  ===============  ===============  ===============  ===============


                                        MIST LOOMIS SAYLES                 MIST LORD ABBETT
                                          GLOBAL MARKETS                    BOND DEBENTURE
                                        INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        1,933,869        1,855,860       13,293,853       14,072,935
Units issued and transferred
   from other funding options...        7,679,843          743,857        3,261,906        2,555,225
Units redeemed and transferred
   to other funding options.....      (1,901,930)        (665,848)      (3,556,555)      (3,334,307)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        7,711,782        1,933,869       12,999,204       13,293,853
                                  ===============  ===============  ===============  ===============


                                        MIST MET/EATON VANCE                MIST MET/FRANKLIN
                                            FLOATING RATE               LOW DURATION TOTAL RETURN
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........          680,624          581,745        1,503,596          678,926
Units issued and transferred
   from other funding options...        1,230,133          300,624        7,743,787        1,682,490
Units redeemed and transferred
   to other funding options.....        (354,890)        (201,745)      (1,626,102)        (857,820)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        1,555,867          680,624        7,621,281        1,503,596
                                  ===============  ===============  ===============  ===============

                                         MIST MET/TEMPLETON                   MIST METLIFE
                                         INTERNATIONAL BOND                AGGRESSIVE STRATEGY
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........          643,048          586,262        9,769,796        9,693,030
Units issued and transferred
   from other funding options...          204,760          190,431        8,174,721        1,937,566
Units redeemed and transferred
   to other funding options.....        (191,414)        (133,645)      (5,628,901)      (1,860,800)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............          656,394          643,048       12,315,616        9,769,796
                                  ===============  ===============  ===============  ===============


                                                                       MIST METLIFE          MIST METLIFE MULTI-INDEX
                                    MIST METLIFE BALANCED PLUS        GROWTH STRATEGY              TARGETED RISK
                                        INVESTMENT DIVISION         INVESTMENT DIVISION         INVESTMENT DIVISION
                                  --------------------------------  -------------------  --------------------------------
                                       2013              2012            2013 (c)              2013           2012 (d)
                                  ---------------  ---------------  -------------------  ---------------  ---------------

Units beginning of year.........      146,453,494       64,032,367                --           6,808,899               --
Units issued and transferred
   from other funding options...      104,343,735       89,719,058         7,142,714         234,247,693        6,840,315
Units redeemed and transferred
   to other funding options.....     (18,031,434)      (7,297,931)         (653,578)         (9,801,630)         (31,416)
                                  ---------------  ---------------  -------------------  ---------------  ---------------
Units end of year...............      232,765,795      146,453,494         6,489,136         231,254,962        6,808,899
                                  ===============  ===============  ===================  ===============  ===============


                                          MIST MFS EMERGING
                                           MARKETS EQUITY
                                         INVESTMENT DIVISION
                                  --------------------------------
                                        2013            2012
                                  ---------------  ---------------

Units beginning of year.........        4,236,736        4,108,037
Units issued and transferred
   from other funding options...        1,532,103        1,018,318
Units redeemed and transferred
   to other funding options.....      (1,016,679)        (889,619)
                                  ---------------  ---------------
Units end of year...............        4,752,160        4,236,736
                                  ===============  ===============

                                         MIST MFS RESEARCH               MIST MORGAN STANLEY                MIST OPPENHEIMER
                                           INTERNATIONAL                   MID CAP GROWTH                     GLOBAL EQUITY
                                        INVESTMENT DIVISION              INVESTMENT DIVISION               INVESTMENT DIVISION
                                  ------------------------------  --------------------------------  --------------------------------
                                       2013            2012             2013             2012             2013             2012
                                  --------------  --------------  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........      17,677,847      19,673,406       20,975,481       23,184,585       10,404,769       11,458,967
Units issued and transferred
   from other funding options...       1,756,040       2,239,537        1,650,626        2,531,911       16,470,254        1,481,210
Units redeemed and transferred
   to other funding options.....     (3,368,341)     (4,235,096)      (4,101,001)      (4,741,015)     (13,340,997)      (2,535,408)
                                  --------------  --------------  ---------------  ---------------  ---------------  ---------------
Units end of year...............      16,065,546      17,677,847       18,525,106       20,975,481       13,534,026       10,404,769
                                  ==============  ==============  ===============  ===============  ===============  ===============


                                        MIST PIMCO INFLATION
                                           PROTECTED BOND                MIST PIMCO TOTAL RETURN
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       42,379,551       39,768,473       69,856,684       69,538,746
Units issued and transferred
   from other funding options...       10,453,900       12,798,628       15,409,438       14,884,385
Units redeemed and transferred
   to other funding options.....     (14,877,025)     (10,187,550)     (17,305,624)     (14,566,447)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       37,956,426       42,379,551       67,960,498       69,856,684
                                  ===============  ===============  ===============  ===============


                                           MIST PIONEER
                                         STRATEGIC INCOME
                                        INVESTMENT DIVISION
                                  --------------------------------
                                       2013             2012
                                  ---------------  ---------------

Units beginning of year.........        2,454,674        2,135,286
Units issued and transferred
   from other funding options...          803,026          884,420
Units redeemed and transferred
   to other funding options.....        (828,739)        (565,032)
                                  ---------------  ---------------
Units end of year...............        2,428,961        2,454,674
                                  ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONTINUED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                           MIST PYRAMIS              MIST PYRAMIS               MIST SCHRODERS
                                         GOVERNMENT INCOME           MANAGED RISK             GLOBAL MULTI-ASSET
                                        INVESTMENT DIVISION       INVESTMENT DIVISION         INVESTMENT DIVISION
                                  ------------------------------  -------------------  --------------------------------
                                       2013            2012            2013 (c)              2013           2012 (b)
                                  --------------  --------------  -------------------  ---------------  ---------------

Units beginning of year.........      54,809,703      18,617,176                 --        121,622,449               --
Units issued and transferred
   from other funding options...      19,744,977      42,564,339          5,665,358        222,931,496      125,006,866
Units redeemed and transferred
   to other funding options.....    (22,124,083)     (6,371,812)          (340,873)       (36,719,500)      (3,384,417)
                                  --------------  --------------  -------------------  ---------------  ---------------
Units end of year...............      52,430,597      54,809,703          5,324,485        307,834,445      121,622,449
                                  ==============  ==============  ===================  ===============  ===============


                                        MIST SSGA GROWTH AND
                                             INCOME ETF                   MIST SSGA GROWTH ETF
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       70,205,649       69,044,794        9,321,683        8,738,265
Units issued and transferred
   from other funding options...        5,418,606        9,650,667        3,190,028        3,233,040
Units redeemed and transferred
   to other funding options.....      (8,532,024)      (8,489,812)      (2,131,028)      (2,649,622)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       67,092,231       70,205,649       10,380,683        9,321,683
                                  ===============  ===============  ===============  ===============


                                        MIST T. ROWE PRICE
                                          MID CAP GROWTH
                                        INVESTMENT DIVISION
                                  --------------------------------
                                       2013             2012
                                  ---------------  ---------------

Units beginning of year.........       26,770,501       28,074,170
Units issued and transferred
   from other funding options...        5,619,529        5,030,132
Units redeemed and transferred
   to other funding options.....      (6,440,049)      (6,333,801)
                                  ---------------  ---------------
Units end of year...............       25,949,981       26,770,501
                                  ===============  ===============

                                          MIST THIRD AVENUE                 MSF BAILLIE GIFFORD
                                           SMALL CAP VALUE                  INTERNATIONAL STOCK
                                         INVESTMENT DIVISION                INVESTMENT DIVISION
                                  ---------------------------------  --------------------------------
                                        2013             2012              2013             2012
                                  ----------------  ---------------  ---------------  ---------------

Units beginning of year.........           650,739          611,373       12,744,728       14,325,010
Units issued and transferred
   from other funding options...           120,750          138,841        1,138,622        1,353,198
Units redeemed and transferred
   to other funding options.....          (94,327)         (99,475)      (2,379,903)      (2,933,480)
                                  ----------------  ---------------  ---------------  ---------------
Units end of year...............           677,162          650,739       11,503,447       12,744,728
                                  ================  ===============  ===============  ===============


                                           MSF BARCLAYS                       MSF BLACKROCK
                                       AGGREGATE BOND INDEX                    BOND INCOME
                                        INVESTMENT DIVISION                INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013              2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       67,675,314       67,360,242       12,916,416       13,863,749
Units issued and transferred
   from other funding options...       16,575,033       14,038,032        1,565,870        1,718,390
Units redeemed and transferred
   to other funding options.....     (12,809,454)     (13,722,960)      (2,527,556)      (2,665,723)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       71,440,893       67,675,314       11,954,730       12,916,416
                                  ===============  ===============  ===============  ===============


                                            MSF BLACKROCK                    MSF BLACKROCK
                                        CAPITAL APPRECIATION                  DIVERSIFIED
                                         INVESTMENT DIVISION              INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012            2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        9,513,547       10,497,393       16,477,433       18,361,628
Units issued and transferred
   from other funding options...          709,674        1,159,171          623,999          784,232
Units redeemed and transferred
   to other funding options.....      (2,165,821)      (2,143,017)      (2,210,015)      (2,668,427)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        8,057,400        9,513,547       14,891,417       16,477,433
                                  ===============  ===============  ===============  ===============

                                           MSF BLACKROCK                   MSF BLACKROCK
                                          LARGE CAP VALUE                  MONEY MARKET               MSF DAVIS VENTURE VALUE
                                        INVESTMENT DIVISION             INVESTMENT DIVISION             INVESTMENT DIVISION
                                  ------------------------------  ------------------------------  ------------------------------
                                       2013            2012            2013            2012            2013            2012
                                  --------------  --------------  --------------  --------------  --------------  --------------

Units beginning of year.........      17,523,603      18,527,061       6,582,029       7,581,515      20,783,231      23,022,534
Units issued and transferred
   from other funding options...       3,262,101       3,128,157       2,674,349       3,155,623       1,598,509       1,831,314
Units redeemed and transferred
   to other funding options.....     (4,232,755)     (4,131,615)     (3,051,036)     (4,155,109)     (4,067,498)     (4,070,617)
                                  --------------  --------------  --------------  --------------  --------------  --------------
Units end of year...............      16,552,949      17,523,603       6,205,342       6,582,029      18,314,242      20,783,231
                                  ==============  ==============  ==============  ==============  ==============  ==============


                                            MSF FRONTIER
                                           MID CAP GROWTH                  MSF JENNISON GROWTH
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       11,188,890       12,356,496       24,173,265       15,846,735
Units issued and transferred
   from other funding options...          480,255          838,461        4,116,713       15,949,377
Units redeemed and transferred
   to other funding options.....      (1,642,043)      (2,006,067)      (7,842,532)      (7,622,847)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       10,027,102       11,188,890       20,447,446       24,173,265
                                  ===============  ===============  ===============  ===============


                                          MSF LOOMIS SAYLES
                                           SMALL CAP CORE
                                         INVESTMENT DIVISION
                                  --------------------------------
                                        2013             2012
                                  ---------------  ---------------

Units beginning of year.........        6,753,486        7,753,152
Units issued and transferred
   from other funding options...          702,372          630,485
Units redeemed and transferred
   to other funding options.....      (1,342,110)      (1,630,151)
                                  ---------------  ---------------
Units end of year...............        6,113,748        6,753,486
                                  ===============  ===============

                                          MSF LOOMIS SAYLES                 MSF MET/ARTISAN
                                          SMALL CAP GROWTH                   MID CAP VALUE
                                         INVESTMENT DIVISION              INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012            2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        3,652,206        4,424,648        8,082,313        9,138,238
Units issued and transferred
   from other funding options...        1,424,902          561,427        1,087,014          966,064
Units redeemed and transferred
   to other funding options.....      (1,279,367)      (1,333,869)      (1,834,134)      (2,021,989)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        3,797,741        3,652,206        7,335,193        8,082,313
                                  ===============  ===============  ===============  ===============


                                         MSF MET/DIMENSIONAL                   MSF METLIFE
                                     INTERNATIONAL SMALL COMPANY         CONSERVATIVE ALLOCATION
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  ---------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ----------------  ---------------

Units beginning of year.........          283,529          284,129        43,441,164       40,920,905
Units issued and transferred
   from other funding options...          139,011           76,259         6,814,995       10,391,240
Units redeemed and transferred
   to other funding options.....        (141,787)         (76,859)      (11,010,990)      (7,870,981)
                                  ---------------  ---------------  ----------------  ---------------
Units end of year...............          280,753          283,529        39,245,169       43,441,164
                                  ===============  ===============  ================  ===============


                                      MSF METLIFE CONSERVATIVE                 MSF METLIFE
                                       TO MODERATE ALLOCATION              MID CAP STOCK INDEX
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........      105,124,056      105,687,728       21,893,382       23,078,700
Units issued and transferred
   from other funding options...       10,652,716       15,333,313        4,298,417        3,950,201
Units redeemed and transferred
   to other funding options.....     (15,619,476)     (15,896,985)      (5,337,669)      (5,135,519)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............      100,157,296      105,124,056       20,854,130       21,893,382
                                  ===============  ===============  ===============  ===============

(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



7.  SCHEDULES OF UNITS -- (CONCLUDED)
    FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012:


                                             MSF METLIFE                  MSF METLIFE MODERATE
                                         MODERATE ALLOCATION            TO AGGRESSIVE ALLOCATION
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........      298,818,839      307,124,843      129,396,377      136,308,678
Units issued and transferred
   from other funding options...       26,174,852       27,022,083       11,830,845       11,376,066
Units redeemed and transferred
   to other funding options.....     (33,564,237)     (35,328,087)     (16,088,224)     (18,288,367)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............      291,429,454      298,818,839      125,138,998      129,396,377
                                  ===============  ===============  ===============  ===============



                                      MSF METLIFE STOCK INDEX            MSF MFS TOTAL RETURN
                                        INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       59,173,051       64,969,064        5,978,496        6,944,475
Units issued and transferred
   from other funding options...        4,714,763        6,623,452          586,725          547,775
Units redeemed and transferred
   to other funding options.....     (10,874,918)     (12,419,465)      (1,107,168)      (1,513,754)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       53,012,896       59,173,051        5,458,053        5,978,496
                                  ===============  ===============  ===============  ===============



                                            MSF MFS VALUE                  MSF MSCI EAFE INDEX
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       21,031,945       22,395,513       36,718,700       38,516,192
Units issued and transferred
   from other funding options...       46,684,089        3,611,574        4,728,494        6,587,704
Units redeemed and transferred
   to other funding options.....     (38,700,474)      (4,975,142)      (7,216,504)      (8,385,196)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       29,015,560       21,031,945       34,230,690       36,718,700
                                  ===============  ===============  ===============  ===============


                                            MSF NEUBERGER
                                           BERMAN GENESIS                MSF RUSSELL 2000 INDEX
                                         INVESTMENT DIVISION               INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012             2013            2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       14,721,611       16,685,101       14,020,186       14,971,453
Units issued and transferred
   from other funding options...        4,070,379        1,474,144        2,749,581        3,097,031
Units redeemed and transferred
   to other funding options.....      (3,405,897)      (3,437,634)      (3,742,243)      (4,048,298)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       15,386,093       14,721,611       13,027,524       14,020,186
                                  ===============  ===============  ===============  ===============



                                         MSF T. ROWE PRICE                  MSF T. ROWE PRICE
                                         LARGE CAP GROWTH                   SMALL CAP GROWTH
                                        INVESTMENT DIVISION                INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                       2013             2012              2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........       11,787,393       12,337,838       13,154,613       14,031,031
Units issued and transferred
   from other funding options...       12,810,542        2,965,900        2,715,901        2,267,606
Units redeemed and transferred
   to other funding options.....      (4,847,467)      (3,516,345)      (3,059,487)      (3,144,024)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............       19,750,468       11,787,393       12,811,027       13,154,613
                                  ===============  ===============  ===============  ===============


                                                                           MSF WESTERN ASSET
                                         MSF VAN ECK GLOBAL              MANAGEMENT STRATEGIC
                                          NATURAL RESOURCES               BOND OPPORTUNITIES
                                         INVESTMENT DIVISION              INVESTMENT DIVISION
                                  --------------------------------  --------------------------------
                                        2013             2012            2013             2012
                                  ---------------  ---------------  ---------------  ---------------

Units beginning of year.........        2,611,674        2,291,756       10,345,790       11,333,345
Units issued and transferred
   from other funding options...          493,172          905,275        1,556,432        1,681,775
Units redeemed and transferred
   to other funding options.....        (698,230)        (585,357)      (2,675,384)      (2,669,330)
                                  ---------------  ---------------  ---------------  ---------------
Units end of year...............        2,406,616        2,611,674        9,226,838       10,345,790
                                  ===============  ===============  ===============  ===============

                                                MSF WESTERN
                                             ASSET MANAGEMENT
                                              U.S. GOVERNMENT
                                            INVESTMENT DIVISION
                                      -------------------------------
                                           2013             2012
                                      ---------------  --------------

Units beginning of year.............       13,148,516      14,053,184
Units issued and transferred
   from other funding options.......        2,166,563       2,410,173
Units redeemed and transferred
   to other funding options.........      (3,058,828)     (3,314,841)
                                      ---------------  --------------
Units end of year...................       12,256,251      13,148,516
                                      ===============  ==============


(a) For the period July 23, 2012 to December 31, 2012.
(b) For the period April 30, 2012 to December 31, 2012.
(c) For the period April 29, 2013 to December 31, 2013.
(d) For the period November 12, 2012 to December 31, 2012.

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS


The Company sells a number of variable annuity products which have unique combinations of features and fees, some of which directly affect the unit values of the Investment Divisions. Differences in the fee structures result in a variety of unit values, expense ratios, and total returns.

The following table is a summary of unit values and units outstanding for the Contracts, net investment income ratios, and expense ratios, excluding expenses for the underlying fund, series, or portfolio for the respective stated periods in the five years ended December 31, 2013:

                                                     AS OF DECEMBER 31
                                       ---------------------------------------------
                                                        UNIT VALUE
                                                         LOWEST TO          NET
                                           UNITS        HIGHEST ($)     ASSETS ($)
                                       ------------  ----------------  -------------
  American Funds Bond            2013     6,618,957     14.30 - 19.64    113,016,439
     Investment Division         2012     7,263,481     15.00 - 20.21    128,509,424
                                 2011     7,776,072     14.60 - 19.30    132,354,078
                                 2010     8,896,331     14.11 - 18.31    144,729,120
                                 2009     9,420,222     13.60 - 17.31    146,076,081

  American Funds Global Small    2013    16,907,172      3.54 - 40.47    588,501,415
     Capitalization Investment   2012    18,635,787      2.81 - 31.78    512,261,353
     Division                    2011    20,869,442      2.41 - 27.10    488,925,353
                                 2010    21,870,431      3.03 - 33.77    638,167,766
                                 2009    22,146,914      2.52 - 27.79    528,416,498

  American Funds Growth          2013     5,377,037     1.20 - 268.43  1,121,813,455
     Investment Division         2012     6,029,312    15.10 - 207.87    978,263,065
                                 2011     6,775,576    12.97 - 177.66    943,068,284
                                 2010     7,571,854    13.72 - 186.99  1,104,322,652
                                 2009     8,261,553    11.70 - 158.74  1,020,275,073

  American Funds                 2013     5,897,170    14.54 - 187.57    866,506,820
     Growth-Income Investment    2012     6,519,347    11.07 - 141.56    728,354,448
     Division                    2011     7,279,154     9.58 - 121.41    689,767,422
                                 2010     7,599,619     9.91 - 124.60    738,591,508
                                 2009     7,531,106     9.04 - 112.66    664,724,752

  Calvert VP SRI Balanced        2013     1,581,457     28.27 - 37.66     56,643,458
     Investment Division         2012     1,676,537     24.33 - 32.31     51,646,891
                                 2011     1,762,417     22.36 - 29.60     49,903,373
                                 2010     1,850,748     21.72 - 28.66     50,866,287
                                 2009     1,901,894     19.68 - 25.89     47,408,049

  Calvert VP SRI Mid Cap         2013       285,572     49.72 - 49.74     14,202,309
     Growth Investment Division  2012       319,337     38.64 - 38.65     12,341,511
                                 2011       338,107     33.41 - 33.42     11,298,697
                                 2010       371,121     32.96 - 32.97     12,234,406
                                 2009       370,911             25.31      9,388,607

  Fidelity VIP Equity-Income     2013     3,463,147      8.01 - 65.15     95,223,008
     Investment Division         2012     3,911,529      6.34 - 51.32     81,994,570
                                 2011     4,479,503      5.48 - 44.17     78,185,094
                                 2010     5,189,262      5.50 - 44.15     91,649,413
                                 2009     6,023,263      4.84 - 38.71     88,951,615

  Fidelity VIP FundsManager      2013     9,362,592     12.73 - 12.88    120,060,165
     50% Investment Division     2012     2,486,441     11.31 - 11.42     28,315,173
     (Commenced 7/23/2012)

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       --------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                          INCOME          LOWEST TO          LOWEST TO
                                         RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                       -------------  ----------------  -----------------
  American Funds Bond            2013      1.73          0.65 - 2.55      (4.62) - (2.79)
     Investment Division         2012      2.43          0.50 - 2.55          2.71 - 4.69
                                 2011      2.88          0.50 - 2.55          3.44 - 5.42
                                 2010      2.96          0.50 - 2.55          3.76 - 5.75
                                 2009      3.27          0.50 - 2.55         9.76 - 11.88

  American Funds Global Small    2013      0.87          0.65 - 2.55        25.05 - 27.45
     Capitalization Investment   2012      1.34          0.50 - 2.55        15.19 - 17.41
     Division                    2011      1.34          0.50 - 2.55    (21.18) - (19.67)
                                 2010      1.73          0.50 - 2.55        19.33 - 21.62
                                 2009      0.29          0.50 - 2.55        57.24 - 60.26

  American Funds Growth          2013      0.92          0.65 - 2.55        18.89 - 29.26
     Investment Division         2012      0.78          0.50 - 2.55        14.91 - 17.13
                                 2011      0.60          0.50 - 2.55      (6.68) - (4.89)
                                 2010      0.71          0.50 - 2.55        15.70 - 17.91
                                 2009      0.67          0.50 - 2.55        35.90 - 38.52

  American Funds                 2013      1.34          0.65 - 2.55        30.14 - 32.64
     Growth-Income Investment    2012      1.59          0.50 - 2.55        14.51 - 16.72
     Division                    2011      1.54          0.50 - 2.55      (4.30) - (2.47)
                                 2010      1.51          0.50 - 2.55         8.62 - 10.71
                                 2009      1.65          0.50 - 2.55        27.94 - 30.40

  Calvert VP SRI Balanced        2013      1.04          0.50 - 1.55        16.19 - 17.41
     Investment Division         2012      1.21          0.50 - 1.55          8.80 - 9.96
                                 2011      1.29          0.50 - 1.55          2.96 - 4.04
                                 2010      1.43          0.50 - 1.55        10.37 - 11.54
                                 2009      2.21          0.50 - 1.55        23.36 - 24.67

  Calvert VP SRI Mid Cap         2013        --                 0.95        28.68 - 28.69
     Growth Investment Division  2012        --                 0.95                15.65
                                 2011        --                 0.95                 1.37
                                 2010        --                 0.95                30.24
                                 2009        --                 0.95        30.77 - 30.78

  Fidelity VIP Equity-Income     2013      2.47          0.95 - 1.35        26.43 - 26.95
     Investment Division         2012      3.08          0.95 - 1.35        15.73 - 16.20
                                 2011      2.34          0.95 - 1.35        (0.38) - 0.03
                                 2010      1.80          0.95 - 1.35        13.62 - 14.07
                                 2009      2.29          0.95 - 1.35        28.45 - 28.99

  Fidelity VIP FundsManager      2013      1.56          1.90 - 2.05        12.57 - 12.74
     50% Investment Division     2012      2.68          1.90 - 2.05          4.04 - 4.11
     (Commenced 7/23/2012)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                           ---------------------------------------------
                                                           UNIT VALUE
                                                            LOWEST TO           NET
                                               UNITS       HIGHEST ($)      ASSETS ($)
                                           ------------  ---------------  --------------
  Fidelity VIP FundsManager          2013    24,031,067    12.05 - 12.16     291,255,733
     60% Investment Division         2012    24,954,232    10.37 - 10.45     260,007,961
     (Commenced 10/15/2009)          2011    20,820,080      9.48 - 9.54     198,202,397
                                     2010    10,055,976      9.88 - 9.93      99,633,507
                                     2009        28,017      8.87 - 8.90         248,942

  Fidelity VIP Growth                2013     1,489,863    64.30 - 64.31      95,812,868
     Investment Division             2012     1,633,959    47.61 - 47.62      77,803,882
                                     2011     1,783,529            41.91      74,754,203
                                     2010     2,111,729    42.22 - 42.23      89,166,883
                                     2009     2,292,307    34.32 - 34.33      78,687,001

  Fidelity VIP Investment            2013       527,483    31.58 - 31.59      16,664,039
     Grade Bond                      2012       686,159    32.46 - 32.47      22,278,308
     Investment Division             2011       691,358            30.95      21,398,778
                                     2010       761,081            29.11      22,154,719
                                     2009       794,594            27.26      21,659,031

  Fidelity VIP Money Market          2013       671,593    10.50 - 16.57      10,057,109
     Investment Division             2012       548,892    10.71 - 16.72       8,724,752
                                     2011       786,743    10.92 - 16.86      12,168,038
                                     2010       766,151    11.14 - 17.00      12,251,820
                                     2009       942,138    11.34 - 17.12      15,639,330

  MIST AllianceBernstein             2013   133,911,328    11.35 - 11.66   1,557,670,400
     Global Dynamic Allocation       2012   110,036,076    10.41 - 10.61   1,165,993,492
     Investment Division             2011    49,226,036      9.70 - 9.75     479,791,726
     (Commenced 5/2/2011)

  MIST American Funds                2013    63,540,868     1.26 - 13.26     799,895,152
     Balanced Allocation             2012    63,563,060    10.24 - 11.22     683,639,223
     Investment Division             2011    64,521,397      9.23 - 9.92     618,948,646
                                     2010    54,397,965     9.65 - 10.17     539,848,602
                                     2009    30,034,186      8.81 - 9.11     269,080,901

  MIST American Funds Growth         2013    33,203,104    11.86 - 13.15     417,519,485
     Allocation Investment           2012    32,742,900     9.70 - 10.56     333,268,561
     Division                        2011    34,204,304      8.55 - 9.14     303,484,652
                                     2010    35,239,687      9.18 - 9.64     332,353,082
                                     2009    32,850,723      8.28 - 8.54     276,545,341

  MIST American Funds Growth         2013    28,606,942    12.22 - 13.01     369,736,899
     Investment Division             2012    30,680,594     9.63 - 10.14     309,469,419
     (Commenced 11/7/2008            2011    30,941,763      8.39 - 8.74     269,245,330
     and began transactions in 2009) 2010    21,779,384      9.00 - 9.27     201,192,477
                                     2009     8,205,983      7.78 - 7.92      64,876,014

  MIST American Funds                2013    78,734,890    11.64 - 12.90     971,848,247
     Moderate Allocation             2012    82,535,523    10.49 - 11.42     908,733,316
     Investment Division             2011    85,202,020     9.69 - 10.36     857,229,344
                                     2010    75,010,392     9.89 - 10.39     762,782,012
                                     2009    46,032,309      9.21 - 9.50     431,332,093



                                                      FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                               INCOME          LOWEST TO         LOWEST TO
                                              RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                            -------------  ----------------  ----------------
  Fidelity VIP FundsManager          2013       1.16          1.90 - 2.05       16.21 - 16.38
     60% Investment Division         2012       1.50          1.90 - 2.05         9.33 - 9.49
     (Commenced 10/15/2009)          2011       1.89          1.90 - 2.05     (4.01) - (3.87)
                                     2010       2.44          1.90 - 2.05       11.32 - 11.49
                                     2009       1.19          1.90 - 2.05         0.07 - 0.09

  Fidelity VIP Growth                2013       0.29                 0.95       35.05 - 35.06
     Investment Division             2012       0.58                 0.95       13.60 - 13.61
                                     2011       0.34                 0.95              (0.74)
                                     2010       0.28                 0.95       23.00 - 23.01
                                     2009       0.45                 0.95       27.08 - 27.09

  Fidelity VIP Investment            2013       2.08                 0.95              (2.70)
     Grade Bond                      2012       2.35                 0.95                4.90
     Investment Division             2011       3.16                 0.95         6.32 - 6.33
                                     2010       3.50                 0.95                6.79
                                     2009       8.79                 0.95       14.63 - 14.64

  Fidelity VIP Money Market          2013       0.03          0.95 - 2.05     (2.01) - (0.91)
     Investment Division             2012       0.13          0.95 - 2.05     (1.93) - (0.81)
                                     2011       0.10          0.95 - 2.05     (1.94) - (0.83)
                                     2010       0.17          0.95 - 2.05     (1.82) - (0.70)
                                     2009       0.72          0.95 - 2.05     (0.39) - (0.22)

  MIST AllianceBernstein             2013       1.24          1.15 - 2.15         8.78 - 9.88
     Global Dynamic Allocation       2012       0.09          1.15 - 2.30         2.79 - 8.82
     Investment Division             2011       0.98          1.15 - 2.00     (3.01) - (2.47)
     (Commenced 5/2/2011)

  MIST American Funds                2013       1.35          0.50 - 2.30       15.84 - 18.14
     Balanced Allocation             2012       1.68          0.50 - 2.30       10.93 - 13.06
     Investment Division             2011       1.26          0.50 - 2.30     (4.34) - (2.43)
                                     2010       1.00          0.50 - 2.30        9.61 - 11.67
                                     2009         --          0.50 - 2.30       26.39 - 29.21

  MIST American Funds Growth         2013       0.99          0.50 - 2.30       22.26 - 24.48
     Allocation Investment           2012       1.20          0.50 - 2.30       13.50 - 15.58
     Division                        2011       1.12          0.50 - 2.30     (6.89) - (5.21)
                                     2010       0.88          0.50 - 2.30       10.91 - 12.92
                                     2009         --          0.50 - 2.30       31.00 - 33.36

  MIST American Funds Growth         2013       0.44          1.15 - 2.25       26.90 - 28.30
     Investment Division             2012       0.32          1.15 - 2.25       14.79 - 16.06
     (Commenced 11/7/2008            2011       0.34          1.15 - 2.25     (6.71) - (5.69)
     and began transactions in 2009) 2010       0.18          1.15 - 2.25       15.69 - 16.97
                                     2009         --          1.15 - 2.25       35.80 - 37.30

  MIST American Funds                2013       1.64          0.50 - 2.30       10.94 - 12.95
     Moderate Allocation             2012       2.04          0.50 - 2.30        8.31 - 10.28
     Investment Division             2011       1.54          0.50 - 2.30     (2.08) - (0.31)
                                     2010       1.41          0.50 - 2.30         7.40 - 9.36
                                     2009         --          0.50 - 2.30       20.59 - 22.79



               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                           ---------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                               UNITS        HIGHEST ($)     ASSETS ($)
                                           ------------  ---------------  --------------
  MIST AQR Global Risk               2013   152,729,567    10.79 - 11.09   1,689,296,732
     Balanced Investment Division    2012   149,868,893    11.38 - 11.61   1,737,315,768
     (Commenced 5/2/2011)            2011    56,432,487    10.56 - 10.62     599,167,858

  MIST BlackRock Global              2013   177,074,342    10.98 - 11.28   1,991,834,922
     Tactical Strategies             2012   155,272,874    10.17 - 10.34   1,603,180,946
     Investment Division             2011    74,095,325      9.53 - 9.58     709,763,094
     (Commenced 5/2/2011)

  MIST BlackRock Large Cap           2013    16,944,933    9.43 - 122.31     739,787,013
     Core Investment Division        2012    18,667,832     7.12 - 91.54     616,700,346
                                     2011    20,393,863     6.37 - 81.12     607,789,646
                                     2010    20,665,064     6.44 - 81.32     657,439,675
                                     2009    21,088,063     5.80 - 72.68     639,219,543

  Variable B Investment              2013        67,239   62.90 - 218.97      13,976,724
     Division                        2012        79,487   46.73 - 164.31      12,413,480
                                     2011        86,527   39.85 - 145.99      12,494,159
                                     2010       103,828   39.93 - 146.66      14,265,716
                                     2009       122,189   35.69 - 131.40      15,078,294

  Variable C Investment              2013         4,601  218.97 - 288.01       1,246,820
     Division                        2012         6,144  164.31 - 213.98       1,223,254
                                     2011         6,155  145.99 - 188.23       1,080,417
                                     2010         6,244  146.66 - 187.23       1,092,411
                                     2009         6,758  131.40 - 166.08       1,044,718

  MIST Clarion Global Real           2013    14,902,299     2.97 - 18.38     253,186,000
     Estate Investment Division      2012    14,778,284     2.89 - 17.84     245,411,646
                                     2011    16,016,738     2.31 - 14.23     213,895,843
                                     2010    15,981,514     2.46 - 15.15     228,566,225
                                     2009    16,166,181     2.14 - 13.11     201,669,413

  MIST ClearBridge Aggressive        2013     1,863,965  163.36 - 424.64     423,765,631
     Growth II Investment Division   2012     2,129,155  129.79 - 331.03     379,819,842
                                     2011     2,221,380  108.42 - 271.25     326,899,919
                                     2010     2,367,336  119.99 - 294.59     380,880,175
                                     2009     2,084,776  112.23 - 270.33     309,364,810

  MIST ClearBridge Aggressive        2013    13,366,239     1.32 - 21.07     170,478,449
     Growth Investment Division      2012    10,346,560     0.92 - 14.58      93,505,262
                                     2011    10,567,586     0.78 - 12.38      81,432,355
                                     2010     3,935,646     0.77 - 12.07      29,795,656
                                     2009     3,431,934      0.63 - 9.83      21,068,292

  MIST Harris Oakmark                2013    22,039,138     2.82 - 30.88     597,907,512
     International Investment        2012    22,574,267     2.19 - 23.79     476,492,534
     Division                        2011    24,605,233     1.71 - 18.49     402,888,469
                                     2010    22,318,089     2.02 - 21.68     422,198,591
                                     2009    18,765,510     1.76 - 18.71     304,862,337

  MIST Invesco Balanced-Risk         2013   411,037,657      1.04 - 1.06     433,699,152
     Allocation Investment Division  2012   250,325,881      1.04 - 1.05     262,571,091
     (Commenced 4/30/2012)

                                                     FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------------------------
                                           INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                              INCOME          LOWEST TO          LOWEST TO
                                             RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                           -------------  ----------------  -----------------
  MIST AQR Global Risk               2013      2.07          1.15 - 2.15      (5.45) - (4.50)
     Balanced Investment Division    2012      0.40          1.15 - 2.30          3.03 - 9.29
     (Commenced 5/2/2011)            2011      3.41          1.15 - 2.00          2.12 - 2.70

  MIST BlackRock Global              2013      1.33          1.15 - 2.15          7.96 - 9.05
     Tactical Strategies             2012        --          1.15 - 2.15          6.81 - 7.89
     Investment Division             2011      1.51          1.15 - 2.00      (4.68) - (4.14)
     (Commenced 5/2/2011)

  MIST BlackRock Large Cap           2013      1.40          0.42 - 2.22        31.42 - 33.61
     Core Investment Division        2012      1.18          0.42 - 2.22       (0.33) - 12.84
                                     2011      1.10        (0.08) - 2.30        (2.02) - 0.54
                                     2010      1.33        (0.08) - 2.30         9.90 - 12.73
                                     2009      1.76          0.50 - 2.30        16.49 - 18.60

  Variable B Investment              2013      1.47        (0.08) - 0.92        33.26 - 34.60
     Division                        2012      1.22        (0.08) - 0.92        12.55 - 17.29
                                     2011      1.12        (0.08) - 1.00      (0.46) - (0.21)
                                     2010      1.36        (0.08) - 1.00        11.62 - 11.89
                                     2009      1.65                 1.00        18.25 - 18.55

  Variable C Investment              2013      1.45        (0.08) - 0.92        33.26 - 34.60
     Division                        2012      1.19        (0.08) - 0.92        12.55 - 13.68
                                     2011      1.10        (0.08) - 1.00        (0.46) - 0.54
                                     2010      1.37        (0.08) - 1.00        11.62 - 12.73
                                     2009      1.62                 1.00        18.25 - 19.43

  MIST Clarion Global Real           2013      6.76          0.50 - 2.30          1.19 - 3.09
     Estate Investment Division      2012      2.07          0.50 - 2.30        23.11 - 25.48
                                     2011      3.87          0.50 - 2.30      (7.73) - (5.89)
                                     2010      8.23          0.50 - 2.30        13.47 - 15.53
                                     2009      3.29          0.50 - 2.30        31.67 - 34.24

  MIST ClearBridge Aggressive        2013      0.61          0.50 - 2.30        25.86 - 28.28
     Growth II Investment Division   2012      0.24          0.50 - 2.30        19.72 - 22.04
                                     2011      1.69          0.50 - 2.30      (9.64) - (7.92)
                                     2010      1.59          0.50 - 2.30          6.91 - 8.97
                                     2009        --          0.50 - 2.30        39.61 - 42.29

  MIST ClearBridge Aggressive        2013      0.25          0.95 - 2.30        13.14 - 44.54
     Growth Investment Division      2012      0.07          0.95 - 2.30        15.80 - 17.69
                                     2011      0.02          0.95 - 2.30        (9.19) - 2.58
                                     2010      0.03          0.95 - 2.30        20.97 - 22.89
                                     2009      0.06          0.95 - 2.30        29.92 - 32.20

  MIST Harris Oakmark                2013      2.49          0.50 - 2.30        27.52 - 29.96
     International Investment        2012      1.61          0.50 - 2.30        26.30 - 28.63
     Division                        2011        --          0.50 - 2.30    (16.20) - (14.54)
                                     2010      1.89          0.50 - 2.30        13.77 - 15.92
                                     2009      7.37          0.50 - 2.30        51.54 - 54.46

  MIST Invesco Balanced-Risk         2013        --          1.15 - 2.10        (0.26) - 0.70
     Allocation Investment Division  2012      0.62          1.15 - 2.30          3.06 - 3.86
     (Commenced 4/30/2012)

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                          AS OF DECEMBER 31
                                           ---------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                               UNITS        HIGHEST ($)     ASSETS ($)
                                           ------------  ---------------  --------------
  MIST Invesco Mid Cap Value         2013    15,543,270     3.37 - 38.34     517,780,861
     Investment Division             2012    17,602,268     2.62 - 29.57     454,279,856
     (Commenced 4/30/2012)

  MIST Invesco Small Cap             2013     2,095,080     2.52 - 27.91      52,424,234
     Growth Investment Division      2012     2,132,933     1.82 - 20.01      38,202,816
                                     2011     2,324,510     1.56 - 17.01      35,466,935
                                     2010     2,311,559     1.60 - 17.28      34,771,690
                                     2009     2,575,281     1.28 - 13.77      30,768,907

  MIST JPMorgan Core Bond            2013     8,259,461    10.18 - 10.84      88,832,323
     Investment Division             2012     7,951,315    10.74 - 11.31      89,292,265
     (Commenced 11/7/2008            2011     7,359,866    10.47 - 10.90      79,806,796
     and began transactions in 2009) 2010     5,961,314    10.12 - 10.43      61,894,293
                                     2009     1,987,475      9.79 - 9.94      19,704,304

  MIST JPMorgan Global Active        2013   480,114,419      1.14 - 1.15     553,137,848
     Allocation Investment Division  2012   169,274,406             1.05     177,914,120
     (Commenced 4/30/2012)

  MIST JPMorgan Small Cap            2013     1,010,455    18.31 - 19.79      19,791,903
     Value Investment Division       2012     1,099,067    14.06 - 15.07      16,406,071
     (Commenced 11/7/2008            2011     1,077,146    12.44 - 13.21      14,113,642
     and began transactions in 2009) 2010       657,621    14.17 - 14.91       9,722,885
                                     2009       238,413    12.13 - 12.65       2,992,834

  MIST Loomis Sayles Global          2013     7,711,782     1.44 - 17.20     128,415,699
     Markets Investment Division     2012     1,933,869    13.80 - 14.86      28,499,925
     (Commenced 11/7/2008            2011     1,855,860    12.07 - 12.85      23,690,465
     and began transactions in 2009) 2010     1,021,819    12.54 - 13.20      13,393,060
                                     2009       277,759    10.60 - 10.94       3,025,890

  MIST Lord Abbett Bond              2013    12,999,204     2.83 - 33.22     339,376,615
     Debenture Investment Division   2012    13,293,853     2.66 - 30.92     320,579,772
                                     2011    14,072,935     2.39 - 27.52     299,293,863
                                     2010    14,565,687     2.32 - 26.47     294,861,986
                                     2009    14,237,429     2.08 - 23.55     257,209,965

  MIST Met/Eaton Vance               2013     1,555,867    10.88 - 11.25      17,414,855
     Floating Rate Investment        2012       680,624    10.70 - 10.96       7,437,899
     Division (Commenced 5/3/2010)   2011       581,745    10.17 - 10.33       5,996,924
                                     2010       127,652    10.18 - 10.24       1,306,114

  MIST Met/Franklin Low              2013     7,621,281     9.86 - 10.27      76,708,364
     Duration Total Return           2012     1,503,596     9.94 - 10.21      15,151,477
     Investment Division             2011       678,926      9.72 - 9.80       6,635,667
     (Commenced 5/2/2011)

  MIST Met/Templeton                 2013       656,394    13.09 - 13.62       8,897,037
     International Bond              2012       643,048    13.22 - 13.64       8,734,807
     Investment Division             2011       586,262    11.80 - 12.07       7,057,738
     (Commenced 5/4/2009)            2010       363,350    12.08 - 12.25       4,442,866
                                     2009        64,135    10.85 - 10.92         699,311

                                                     FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------------------------
                                           INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                              INCOME          LOWEST TO          LOWEST TO
                                             RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                           -------------  ----------------  -----------------
  MIST Invesco Mid Cap Value         2013      0.79          0.50 - 2.30        27.34 - 29.65
     Investment Division             2012        --          0.50 - 2.30          1.67 - 2.93
     (Commenced 4/30/2012)

  MIST Invesco Small Cap             2013      0.24          0.50 - 2.30        36.99 - 39.48
     Growth Investment Division      2012        --          0.50 - 2.30        15.53 - 17.64
                                     2011        --          0.50 - 2.30      (3.33) - (1.57)
                                     2010        --          0.50 - 2.30        23.32 - 25.55
                                     2009        --          0.50 - 2.30        30.78 - 33.15

  MIST JPMorgan Core Bond            2013      0.27          1.15 - 2.25      (4.89) - (3.86)
     Investment Division             2012      2.55          1.15 - 2.25          2.57 - 3.71
     (Commenced 11/7/2008            2011      2.15          1.15 - 2.25          3.44 - 4.58
     and began transactions in 2009) 2010      1.53          1.15 - 2.25          3.74 - 4.89
                                     2009        --          1.15 - 2.05         9.85 - 10.84

  MIST JPMorgan Global Active        2013      0.07          1.15 - 2.10          8.68 - 9.72
     Allocation Investment Division  2012      0.78          1.15 - 2.05          3.23 - 3.85
     (Commenced 4/30/2012)

  MIST JPMorgan Small Cap            2013      0.48          1.15 - 2.05        30.21 - 31.38
     Value Investment Division       2012      0.63          1.15 - 2.05        13.01 - 14.03
     (Commenced 11/7/2008            2011      1.42          1.15 - 2.05    (12.18) - (11.38)
     and began transactions in 2009) 2010      0.58          1.15 - 2.05        16.83 - 17.89
                                     2009      0.18          1.15 - 2.05        26.17 - 27.30

  MIST Loomis Sayles Global          2013      0.72          0.50 - 2.25        10.52 - 15.79
     Markets Investment Division     2012      2.37          1.15 - 2.25        14.32 - 15.59
     (Commenced 11/7/2008            2011      2.22          1.15 - 2.25      (3.67) - (2.61)
     and began transactions in 2009) 2010      2.23          1.15 - 2.25        19.30 - 20.62
                                     2009      0.16          1.15 - 2.00        38.04 - 39.22

  MIST Lord Abbett Bond              2013      6.65          0.50 - 2.30          5.52 - 7.44
     Debenture Investment Division   2012      7.19          0.50 - 2.30        10.37 - 12.38
                                     2011      5.99          0.50 - 2.30          2.09 - 3.94
                                     2010      6.21          0.50 - 2.30        10.40 - 12.40
                                     2009      7.15          0.50 - 2.30        33.66 - 36.09

  MIST Met/Eaton Vance               2013      3.11          1.15 - 2.05          1.73 - 2.65
     Floating Rate Investment        2012      3.27          1.15 - 2.05          5.14 - 6.10
     Division (Commenced 5/3/2010)   2011      2.13          1.15 - 2.05        (0.06) - 0.84
                                     2010        --          1.15 - 2.05          1.81 - 2.42

  MIST Met/Franklin Low              2013      0.94          0.50 - 2.05        (0.89) - 0.66
     Duration Total Return           2012      1.69          0.50 - 2.05          2.27 - 3.87
     Investment Division             2011        --          0.95 - 2.05      (2.63) - (1.92)
     (Commenced 5/2/2011)

  MIST Met/Templeton                 2013      1.97          1.15 - 2.00      (0.96) - (0.12)
     International Bond              2012      9.92          1.15 - 2.00        12.01 - 12.97
     Investment Division             2011      6.74          1.15 - 2.00      (2.30) - (1.47)
     (Commenced 5/4/2009)            2010      0.46          1.15 - 2.00        11.30 - 12.25
                                     2009        --          1.15 - 2.00          8.53 - 9.15

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                           ---------------------------------------------
                                                           UNIT VALUE
                                                            LOWEST TO           NET
                                               UNITS       HIGHEST ($)      ASSETS ($)
                                           ------------  ---------------  --------------
  MIST MetLife Aggressive            2013    12,315,616    14.47 - 30.96     228,507,697
     Strategy Investment Division    2012     9,769,796    11.19 - 12.85     119,313,920
     (Commenced 5/2/2011)            2011     9,693,030     9.81 - 11.06     102,483,285

  MIST MetLife Balanced Plus         2013   232,765,795    11.57 - 11.88   2,758,152,662
     Investment Division             2012   146,453,494    10.31 - 10.51   1,536,558,887
     (Commenced 5/2/2011)            2011    64,032,367      9.35 - 9.40     601,466,008

  MIST MetLife Growth Strategy       2013     6,489,136    12.77 - 13.95      86,580,389
     Investment Division
     (Commenced 4/29/2013)

  MIST MetLife Multi-Index           2013   231,254,962      1.12 - 1.13     261,549,603
     Targeted Risk                   2012     6,808,899             1.01       6,903,413
     Investment Division
     (Commenced 11/12/2012)

  MIST MFS Emerging Markets          2013     4,752,160    10.37 - 11.29      53,202,058
     Equity Investment Division      2012     4,236,736    11.16 - 12.02      50,543,249
     (Commenced 11/7/2008            2011     4,108,037     9.61 - 10.22      41,739,144
     and began transactions in 2009) 2010     2,608,505    12.08 - 12.72      32,997,742
                                     2009       922,163    10.07 - 10.41       9,547,667

  MIST MFS Research International    2013    16,065,546     1.76 - 19.62     252,471,398
     Investment Division             2012    17,677,847     1.50 - 16.57     232,797,238
                                     2011    19,673,406     1.30 - 14.30     219,299,244
                                     2010    20,874,325     1.48 - 16.11     258,478,220
                                     2009    23,007,961     1.34 - 14.57     245,592,968

  MIST Morgan Stanley Mid Cap        2013    18,525,106     2.04 - 23.59     399,201,501
     Growth Investment Division      2012    20,975,481     1.49 - 17.06     328,177,563
     (Commenced 5/3/2010)            2011    23,184,585     1.38 - 15.69     331,439,430
                                     2010    24,873,224     1.51 - 16.94     386,858,882

  MIST Oppenheimer Global            2013    13,534,026     1.16 - 28.50     284,310,727
     Equity Investment Division      2012    10,404,769    16.31 - 22.58     219,397,966
                                     2011    11,458,967    13.63 - 18.76     201,576,453
                                     2010    11,471,149    15.07 - 20.63     223,279,060
                                     2009    11,212,707    13.16 - 17.92     190,851,984

  MIST PIMCO Inflation               2013    37,956,426    13.20 - 16.18     559,896,326
     Protected Bond                  2012    42,379,551    14.89 - 17.89     697,291,188
     Investment Division             2011    39,768,473    13.97 - 16.47     607,250,028
                                     2010    33,648,714    12.86 - 14.87     467,910,969
                                     2009    24,705,878    12.21 - 13.86     322,661,010

  MIST PIMCO Total Return            2013    67,960,498     1.75 - 19.51   1,166,300,320
     Investment Division             2012    69,856,684     1.81 - 19.99   1,226,100,483
                                     2011    69,538,746     1.68 - 18.38   1,123,078,623
                                     2010    67,513,724     1.65 - 17.91   1,048,658,444
                                     2009    53,386,890     1.54 - 16.64     745,981,638



                                                      FOR THE YEAR ENDED DECEMBER 31
                                           ---------------------------------------------------
                                            INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                               INCOME          LOWEST TO          LOWEST TO
                                              RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                            -------------  ----------------  -----------------
  MIST MetLife Aggressive            2013       0.59          0.50 - 2.30        16.29 - 28.86
     Strategy Investment Division    2012       0.69          0.50 - 2.30        14.07 - 16.16
     (Commenced 5/2/2011)            2011         --          0.50 - 2.30    (14.87) - (13.84)

  MIST MetLife Balanced Plus         2013       1.12          1.15 - 2.15        11.93 - 13.05
     Investment Division             2012         --          1.15 - 2.30         4.01 - 11.81
     (Commenced 5/2/2011)            2011       0.29          1.15 - 2.00      (6.52) - (6.00)

  MIST MetLife Growth Strategy       2013         --          0.50 - 2.05        14.22 - 15.43
     Investment Division
     (Commenced 4/29/2013)

  MIST MetLife Multi-Index           2013       0.56          1.15 - 2.10        10.60 - 11.65
     Targeted Risk                   2012         --          1.15 - 1.80          2.59 - 2.68
     Investment Division
     (Commenced 11/12/2012)

  MIST MFS Emerging Markets          2013       1.05          1.15 - 2.25      (7.10) - (6.07)
     Equity Investment Division      2012       0.74          1.15 - 2.25        16.24 - 17.53
     (Commenced 11/7/2008            2011       1.34          1.15 - 2.25    (20.51) - (19.64)
     and began transactions in 2009) 2010       0.84          1.15 - 2.25        20.90 - 22.24
                                     2009       0.16          1.15 - 2.05        65.54 - 67.02

  MIST MFS Research International    2013       2.62          0.50 - 2.30        16.55 - 18.66
     Investment Division             2012       1.98          0.50 - 2.30        14.04 - 16.12
                                     2011       1.96          0.50 - 2.30    (12.74) - (11.15)
                                     2010       1.81          0.50 - 2.30         8.88 - 10.85
                                     2009       3.18          0.50 - 2.30        28.57 - 30.91

  MIST Morgan Stanley Mid Cap        2013       0.76          0.50 - 2.30        35.86 - 38.33
     Growth Investment Division      2012         --          0.50 - 2.30          6.78 - 8.73
     (Commenced 5/3/2010)            2011       0.71          0.50 - 2.30      (9.03) - (7.26)
                                     2010         --          0.50 - 2.30        15.85 - 16.84

  MIST Oppenheimer Global            2013       1.77          0.50 - 2.30        15.42 - 26.60
     Equity Investment Division      2012       1.53          0.65 - 2.30        18.41 - 20.73
                                     2011       1.88          0.65 - 2.30     (10.48) - (8.82)
                                     2010       1.45          0.65 - 2.30        13.29 - 15.48
                                     2009       2.42          0.65 - 2.30        36.62 - 39.41

  MIST PIMCO Inflation               2013       2.20          0.50 - 2.30     (11.34) - (9.57)
     Protected Bond                  2012       3.01          0.50 - 2.30          6.64 - 8.62
     Investment Division             2011       1.61          0.50 - 2.30         8.62 - 10.77
                                     2010       2.26          0.50 - 2.30          5.32 - 7.31
                                     2009       3.28          0.50 - 2.30        15.37 - 17.60

  MIST PIMCO Total Return            2013       4.24          0.50 - 2.30      (4.15) - (2.36)
     Investment Division             2012       3.16          0.50 - 2.30          6.77 - 8.85
                                     2011       2.72          0.50 - 2.30          0.83 - 2.76
                                     2010       3.43          0.50 - 2.30          5.71 - 7.71
                                     2009       6.78          0.50 - 2.30        15.34 - 17.63



               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                           ---------------------------------------------
                                                            UNIT VALUE
                                                             LOWEST TO          NET
                                               UNITS        HIGHEST ($)     ASSETS ($)
                                           ------------  ---------------  --------------
  MIST Pioneer Strategic Income      2013     2,428,961    24.67 - 29.42      69,401,877
     Investment Division             2012     2,454,674    24.83 - 29.35      70,080,765
     (Commenced 11/7/2008            2011     2,135,286    22.75 - 26.64      55,464,787
     and began transactions in 2009) 2010     1,345,150    22.44 - 26.04      34,118,467
                                     2009       323,516    20.44 - 23.51       7,426,917

  MIST Pyramis Government            2013    52,430,597    10.09 - 10.37     541,918,855
     Income Investment Division      2012    54,809,703    10.80 - 10.99     600,925,084
     (Commenced 5/2/2011)            2011    18,617,176    10.71 - 10.77     200,414,660

  MIST Pyramis Managed Risk          2013     5,324,485    10.71 - 10.77      57,316,477
     Investment Division
     (Commenced 4/29/2013)

  MIST Schroders Global              2013   307,834,445      1.15 - 1.16     357,921,883
     Multi-Asset Investment          2012   121,622,449      1.06 - 1.07     130,034,225
     Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income        2013    67,092,231    13.39 - 15.54     979,735,898
     ETF Investment Division         2012    70,205,649    12.14 - 13.83     919,015,955
                                     2011    69,044,794    11.01 - 12.32     811,024,282
                                     2010    49,243,201    11.14 - 12.25     579,390,787
                                     2009    17,209,210    10.16 - 10.97     182,595,296

  MIST SSgA Growth ETF               2013    10,380,683    13.32 - 15.46     150,739,383
     Investment Division             2012     9,321,683    11.55 - 13.16     116,064,976
                                     2011     8,738,265    10.27 - 11.50      95,770,056
                                     2010     7,423,121    10.74 - 11.81      84,197,233
                                     2009     5,430,802     9.63 - 10.39      54,665,570

  MIST T. Rowe Price Mid Cap         2013    25,949,981     1.54 - 26.45     393,848,239
     Growth Investment Division      2012    26,770,501     1.15 - 19.50     300,330,183
                                     2011    28,074,170     1.02 - 17.28     276,466,812
                                     2010    26,424,580     1.05 - 17.69     269,741,582
                                     2009    24,198,838     0.84 - 13.94     191,894,410

  MIST Third Avenue Small Cap        2013       677,162    23.78 - 26.89      16,848,467
     Value Investment Division       2012       650,739    18.24 - 20.40      12,367,720
                                     2011       611,373    15.70 - 17.38       9,963,715
                                     2010       553,242    17.52 - 19.19      10,020,158
                                     2009       506,685    14.84 - 16.09       7,743,513

  MSF Baillie Gifford                2013    11,503,447     1.53 - 18.18     162,561,055
     International Stock             2012    12,744,728     1.34 - 15.88     157,488,412
     Investment Division             2011    14,325,010     1.14 - 13.42     149,064,918
                                     2010    15,081,511     1.44 - 16.90     196,319,126
                                     2009    15,981,027     1.36 - 15.91     197,024,423

  MSF Barclays Aggregate Bond        2013    71,440,893     1.63 - 18.49   1,173,488,783
     Index Investment Division       2012    67,675,314     1.69 - 19.06   1,150,681,701
                                     2011    67,360,242     1.65 - 18.49   1,115,074,009
                                     2010    67,541,233     1.56 - 17.32   1,054,370,494
                                     2009    60,512,287     1.50 - 16.47     901,723,219

                                                     FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------------------------
                                           INVESTMENT(1)  EXPENSE RATIO(2)    TOTAL RETURN(3)
                                              INCOME          LOWEST TO          LOWEST TO
                                             RATIO (%)       HIGHEST (%)        HIGHEST (%)
                                           -------------  ----------------  -----------------
  MIST Pioneer Strategic Income      2013      5.02          1.15 - 2.05        (0.65) - 0.25
     Investment Division             2012      4.73          1.15 - 2.05         9.18 - 10.17
     (Commenced 11/7/2008            2011      4.31          1.15 - 2.05          1.36 - 2.28
     and began transactions in 2009) 2010      3.53          1.15 - 2.05         9.77 - 10.76
                                     2009      0.48          1.15 - 2.05        30.07 - 31.25

  MIST Pyramis Government            2013      1.51          1.15 - 2.15      (6.55) - (5.61)
     Income Investment Division      2012      0.01          1.15 - 2.15          0.94 - 1.96
     (Commenced 5/2/2011)            2011      0.95          1.15 - 2.00          7.14 - 7.75

  MIST Pyramis Managed Risk          2013      1.64          1.15 - 2.00          4.83 - 5.43
     Investment Division
     (Commenced 4/29/2013)

  MIST Schroders Global              2013      0.01          1.15 - 2.15          7.77 - 8.85
     Multi-Asset Investment          2012      1.65          1.15 - 2.30          5.04 - 5.86
     Division
     (Commenced 4/30/2012)

  MIST SSgA Growth and Income        2013      2.50          0.50 - 2.30        10.36 - 12.37
     ETF Investment Division         2012      2.35          0.50 - 2.30        10.27 - 12.28
                                     2011      1.66          0.50 - 2.30        (1.23) - 0.56
                                     2010      1.07          0.50 - 2.30         9.69 - 11.68
                                     2009      1.00          0.50 - 2.30        22.04 - 24.27

  MIST SSgA Growth ETF               2013      2.03          0.50 - 2.30        15.39 - 17.48
     Investment Division             2012      1.93          0.50 - 2.30        12.40 - 14.46
                                     2011      1.59          0.50 - 2.30      (4.36) - (2.62)
                                     2010      1.40          0.50 - 2.30        11.56 - 13.58
                                     2009      1.01          0.50 - 2.30        26.17 - 28.45

  MIST T. Rowe Price Mid Cap         2013      0.24          0.50 - 2.30        33.47 - 35.90
     Growth Investment Division      2012        --          0.50 - 2.30        11.08 - 13.11
                                     2011        --          0.50 - 2.30      (3.88) - (2.14)
                                     2010        --          0.50 - 2.30        24.78 - 27.04
                                     2009        --          0.50 - 2.30        42.12 - 44.74

  MIST Third Avenue Small Cap        2013      0.94          0.50 - 1.55        30.41 - 31.79
     Value Investment Division       2012        --          0.50 - 1.55        16.16 - 17.40
                                     2011      1.05          0.50 - 1.55     (10.38) - (9.44)
                                     2010      1.13          0.50 - 1.55        18.05 - 19.30
                                     2009      1.12          0.50 - 1.55        24.51 - 25.82

  MSF Baillie Gifford                2013      1.55          0.95 - 2.30        12.52 - 14.46
     International Stock             2012      1.27          0.65 - 2.30        16.64 - 18.74
     Investment Division             2011      1.71          0.65 - 2.30    (21.95) - (20.39)
                                     2010      1.50          0.65 - 2.30          4.43 - 6.52
                                     2009      0.60          0.95 - 2.30        19.12 - 21.03

  MSF Barclays Aggregate Bond        2013      3.36          0.50 - 2.30      (4.75) - (2.96)
     Index Investment Division       2012      3.58          0.50 - 2.30          1.26 - 3.23
                                     2011      3.44          0.50 - 2.30          4.85 - 6.82
                                     2010      3.52          0.50 - 2.30          3.30 - 5.37
                                     2009      5.60          0.50 - 2.30          2.59 - 4.49

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                    AS OF DECEMBER 31
                                      ---------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                          UNITS        HIGHEST ($)     ASSETS ($)
                                      ------------  ---------------  --------------
  MSF BlackRock Bond Income     2013    11,954,730     6.26 - 75.22     478,446,482
     Investment Division        2012    12,916,416     6.40 - 76.37     513,127,216
                                2011    13,863,749     6.03 - 71.54     503,747,574
                                2010    14,977,082     5.73 - 67.64     500,008,866
                                2009    15,377,793     5.36 - 62.90     442,133,515

  MSF BlackRock Capital         2013     8,057,400     4.45 - 50.10     189,056,520
     Appreciation Investment    2012     9,513,547     3.36 - 37.60     164,222,677
     Division                   2011    10,497,393     2.98 - 33.13     154,395,881
                                2010    10,566,230     3.32 - 36.65     147,006,605
                                2009    11,310,287     2.81 - 30.83     114,584,021

  MSF BlackRock Diversified     2013    14,891,417    17.78 - 65.71     680,740,979
     Investment Division        2012    16,477,433    14.88 - 55.00     632,285,328
                                2011    18,361,628    13.37 - 49.41     634,685,560
                                2010    20,865,957    13.00 - 48.05     703,823,057
                                2009    23,518,536    11.97 - 44.24     732,160,930

  MSF BlackRock Large Cap       2013    16,552,949     1.65 - 18.02     270,163,032
     Value Investment Division  2012    17,523,603     1.27 - 13.74     220,191,829
                                2011    18,527,061     0.81 - 12.12     206,549,406
                                2010    17,848,335     1.12 - 11.94     195,798,773
                                2009    16,843,730     1.04 - 11.01     171,711,377

  MSF BlackRock Money Market    2013     6,205,342     2.42 - 23.99      83,385,113
     Investment Division        2012     6,582,029     2.45 - 24.28      88,984,812
                                2011     7,581,515     2.48 - 24.59      87,677,129
                                2010     7,489,620     2.52 - 24.90      76,398,280
                                2009     9,055,515     2.55 - 25.21      78,480,535

  MSF Davis Venture Value       2013    18,314,242     4.81 - 54.05     659,765,479
     Investment Division        2012    20,783,231     3.65 - 40.74     562,306,956
                                2011    23,022,534     3.28 - 36.35     549,949,416
                                2010    24,503,478     3.46 - 38.17     590,814,367
                                2009    24,861,457     3.13 - 34.34     500,253,145

  MSF Frontier Mid Cap Growth   2013    10,027,102    18.72 - 75.25     515,676,513
     Investment Division        2012    11,188,890    14.31 - 57.22     439,241,102
                                2011    12,356,496    13.09 - 52.05     441,856,480
                                2010    13,591,177    13.70 - 54.17     506,917,230
                                2009    14,747,259    12.07 - 47.42     479,958,097

  MSF Jennison Growth           2013    20,447,446     0.81 - 20.64     177,299,348
     Investment Division        2012    24,173,265     0.60 - 15.21     154,053,950
                                2011    15,846,735     0.52 - 13.26      82,954,033
                                2010    12,651,183     0.53 - 13.32      67,839,064
                                2009    10,221,743     0.48 - 12.05      48,019,094

  MSF Loomis Sayles Small Cap   2013     6,113,748     5.84 - 65.98     203,229,729
     Core Investment Division   2012     6,753,486     4.19 - 47.14     157,335,875
                                2011     7,753,152     3.71 - 41.46     152,652,688
                                2010     8,483,306     3.74 - 41.52     158,697,696
                                2009     9,510,756     2.97 - 32.81     134,569,722

                                                FOR THE YEAR ENDED DECEMBER 31
                                      -------------------------------------------------
                                      INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                         INCOME          LOWEST TO         LOWEST TO
                                        RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                      -------------  ----------------  ----------------
  MSF BlackRock Bond Income     2013      3.87          0.50 - 2.30     (3.26) - (1.41)
     Investment Division        2012      2.59          0.50 - 2.30         4.83 - 6.85
                                2011      3.88          0.50 - 2.30         3.89 - 5.88
                                2010      3.80          0.50 - 2.30         5.61 - 7.64
                                2009      6.79          0.50 - 2.30         6.70 - 8.76

  MSF BlackRock Capital         2013      0.64          0.50 - 2.30       30.86 - 33.35
     Appreciation Investment    2012      0.10          0.50 - 2.30       11.47 - 13.63
     Division                   2011      0.03          0.50 - 2.30    (11.22) - (9.54)
                                2010      0.07          0.50 - 2.30       16.75 - 19.05
                                2009      0.39          0.50 - 2.30       33.41 - 35.90

  MSF BlackRock Diversified     2013      2.46          0.95 - 2.30       14.65 - 19.46
     Investment Division        2012      2.28          0.95 - 2.30        2.13 - 11.32
                                2011      2.43          0.95 - 2.30         1.24 - 2.83
                                2010      1.90          0.95 - 2.30         6.83 - 8.62
                                2009      5.14          0.95 - 2.30       14.34 - 16.20

  MSF BlackRock Large Cap       2013      1.18          0.50 - 2.30       28.75 - 31.09
     Value Investment Division  2012      1.42          0.50 - 2.30       11.37 - 13.40
                                2011      0.92          0.50 - 2.30       (1.37) - 2.11
                                2010      0.86          0.50 - 2.30         6.45 - 8.38
                                2009      1.35          0.50 - 2.30        8.53 - 10.51

  MSF BlackRock Money Market    2013        --          0.95 - 2.25     (2.23) - (0.94)
     Investment Division        2012        --          0.95 - 2.30     (2.29) - (0.94)
                                2011        --          0.95 - 2.30     (2.26) - (0.94)
                                2010        --          0.95 - 2.30     (2.28) - (0.93)
                                2009      0.33          0.95 - 2.30     (2.03) - (0.52)

  MSF Davis Venture Value       2013      1.22          0.50 - 2.30       30.33 - 32.84
     Investment Division        2012      0.66          0.50 - 2.30       10.04 - 12.13
                                2011      0.98          0.50 - 2.30     (6.44) - (4.65)
                                2010      0.86          0.50 - 2.30        9.17 - 11.27
                                2009      1.35          0.50 - 2.30       28.66 - 31.14

  MSF Frontier Mid Cap Growth   2013      1.24          0.95 - 2.30       29.42 - 31.52
     Investment Division        2012        --          0.95 - 2.30         8.16 - 9.93
                                2011      0.27          0.95 - 2.30     (5.44) - (3.91)
                                2010      0.06          0.95 - 2.30       12.38 - 14.22
                                2009      0.18          0.95 - 2.30       45.67 - 48.03

  MSF Jennison Growth           2013      0.25          0.50 - 2.30       33.62 - 36.05
     Investment Division        2012      0.05          0.50 - 2.30      (4.18) - 14.69
                                2011      0.11          0.95 - 2.30     (2.06) - (0.42)
                                2010      0.45          0.95 - 2.30        8.78 - 10.58
                                2009      0.08          0.95 - 2.30       36.39 - 38.70

  MSF Loomis Sayles Small Cap   2013      0.30          0.50 - 2.30       37.49 - 39.98
     Core Investment Division   2012        --          0.50 - 2.30       11.66 - 13.70
                                2011      0.04          0.50 - 2.30     (1.94) - (0.16)
                                2010      0.03          0.50 - 2.30       24.32 - 26.57
                                2009      0.12          0.50 - 2.30       26.97 - 29.28

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                         AS OF DECEMBER 31
                                           --------------------------------------------
                                                           UNIT VALUE
                                                            LOWEST TO          NET
                                               UNITS       HIGHEST ($)     ASSETS ($)
                                           ------------  ---------------  -------------
  MSF Loomis Sayles Small Cap        2013     3,797,741     1.75 - 21.20     64,392,848
     Growth Investment Division      2012     3,652,206     1.19 - 14.40     41,493,878
                                     2011     4,424,648     1.09 - 13.07     46,369,339
                                     2010     4,256,184     1.08 - 12.81     43,602,855
                                     2009     4,562,561      0.83 - 9.82     36,176,490

  MSF Met/Artisan Mid Cap            2013     7,335,193     5.00 - 56.20    268,786,607
     Value Investment Division       2012     8,082,313     3.71 - 41.38    212,602,997
                                     2011     9,138,238     3.36 - 37.27    212,168,332
                                     2010    10,171,808     3.19 - 35.17    217,605,252
                                     2009    11,496,387     2.81 - 30.80    210,520,522

  MSF Met/Dimensional                2013       280,753    20.14 - 21.10      5,887,254
     International Small Company     2012       283,529    16.15 - 16.73      4,719,389
     Investment Division             2011       284,129    13.97 - 14.35      4,062,760
     (Commenced 11/7/2008            2010       194,434    17.02 - 17.34      3,362,782
     and began transactions in 2009) 2009        76,087    14.17 - 14.31      1,087,279

  MSF MetLife Conservative           2013    39,245,169    12.88 - 15.00    550,180,374
     Allocation Investment           2012    43,441,164    12.59 - 14.45    591,422,970
     Division                        2011    40,920,905    11.80 - 13.30    516,749,285
                                     2010    34,931,385    11.69 - 12.95    432,541,976
                                     2009    25,915,327    10.87 - 11.83    295,306,945

  MSF MetLife Conservative to        2013   100,157,296    13.47 - 15.75  1,476,093,805
     Moderate Allocation             2012   105,124,056    12.43 - 14.27  1,413,830,336
     Investment Division             2011   105,687,728    11.41 - 12.87  1,291,252,079
                                     2010    92,893,969    11.56 - 12.80  1,137,111,581
                                     2009    73,016,806    10.60 - 11.53    811,434,046

  MSF MetLife Mid Cap Stock          2013    20,854,130     2.56 - 28.72    532,114,735
     Index Investment Division       2012    21,893,382     1.95 - 21.73    424,114,372
                                     2011    23,078,700     1.69 - 19.40    384,380,587
                                     2010    23,301,277     1.75 - 19.13    396,881,128
                                     2009    23,602,002     1.41 - 15.26    319,741,957

  MSF MetLife Moderate               2013   291,429,454    13.97 - 16.33  4,454,029,359
     Allocation Investment           2012   298,818,839    12.11 - 13.91  3,918,217,622
     Division                        2011   307,124,843    10.95 - 12.34  3,601,073,971
                                     2010   270,336,724    11.36 - 12.58  3,253,209,310
                                     2009   197,414,896    10.27 - 11.17  2,125,104,855

  MSF MetLife Moderate to            2013   125,138,998    14.27 - 16.68  1,955,179,905
     Aggressive Allocation           2012   129,396,377    11.75 - 13.49  1,645,757,850
     Investment Division             2011   136,308,678    10.42 - 11.75  1,520,709,941
                                     2010   138,767,656    11.08 - 12.27  1,628,677,260
                                     2009   140,559,044     9.88 - 10.75  1,456,360,305

  MSF MetLife Stock Index            2013    53,012,896     5.78 - 70.71  3,062,136,452
     Investment Division             2012    59,173,051     4.45 - 53.96  2,620,060,354
                                     2011    64,969,064     3.91 - 46.98  2,511,243,451
                                     2010    69,017,391     3.90 - 46.46  2,646,303,266
                                     2009    71,097,931     3.45 - 40.78  2,393,363,534

                                                     FOR THE YEAR ENDED DECEMBER 31
                                           --------------------------------------------------
                                           INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                              INCOME          LOWEST TO         LOWEST TO
                                             RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                           -------------  ----------------  -----------------
  MSF Loomis Sayles Small Cap        2013        --          0.50 - 2.15        45.23 - 47.64
     Growth Investment Division      2012        --          0.50 - 2.30         8.36 - 10.34
                                     2011        --          0.50 - 2.30          0.41 - 2.23
                                     2010        --          0.50 - 2.30        28.37 - 30.68
                                     2009        --          0.50 - 2.30        26.72 - 29.03

  MSF Met/Artisan Mid Cap            2013      0.86          0.50 - 2.30        33.41 - 35.83
     Value Investment Division       2012      0.89          0.50 - 2.30         9.03 - 11.02
                                     2011      0.87          0.50 - 2.30          4.08 - 5.96
                                     2010      0.68          0.50 - 2.30        12.15 - 14.19
                                     2009      0.99          0.50 - 2.30        37.98 - 40.49

  MSF Met/Dimensional                2013      1.74          1.15 - 2.05        25.01 - 26.14
     International Small Company     2012      2.17          1.15 - 2.00        15.56 - 16.55
     Investment Division             2011      1.91          1.15 - 2.00    (17.91) - (17.21)
     (Commenced 11/7/2008            2010      1.16          1.15 - 2.00        20.16 - 21.19
     and began transactions in 2009) 2009        --          1.15 - 2.00        39.89 - 41.08

  MSF MetLife Conservative           2013      2.89          0.50 - 2.25          1.97 - 3.77
     Allocation Investment           2012      3.12          0.50 - 2.30          6.68 - 8.63
     Division                        2011      2.29          0.50 - 2.30          0.91 - 2.74
                                     2010      3.47          0.50 - 2.30          7.55 - 9.50
                                     2009      2.96          0.50 - 2.30        17.79 - 19.91

  MSF MetLife Conservative to        2013      2.52          0.50 - 2.30         8.40 - 10.37
     Moderate Allocation             2012      2.89          0.50 - 2.30         8.91 - 10.90
     Investment Division             2011      2.04          0.50 - 2.30        (1.24) - 0.55
                                     2010      3.28          0.50 - 2.30         8.99 - 10.97
                                     2009      3.04          0.50 - 2.30        20.87 - 23.06

  MSF MetLife Mid Cap Stock          2013      1.00          0.50 - 2.30        29.81 - 32.17
     Index Investment Division       2012      0.84          0.50 - 2.30        14.65 - 16.74
                                     2011      0.77          0.50 - 2.30      (4.41) - (2.53)
                                     2010      0.88          0.50 - 2.30        23.14 - 25.37
                                     2009      1.65          0.50 - 2.30        33.67 - 36.09

  MSF MetLife Moderate               2013      1.94          0.50 - 2.30        15.30 - 17.40
     Allocation Investment           2012      2.31          0.50 - 2.30        10.65 - 12.67
     Division                        2011      1.50          0.50 - 2.30      (3.61) - (1.86)
                                     2010      2.43          0.50 - 2.30        10.60 - 12.61
                                     2009      2.71          0.50 - 2.30        23.65 - 25.90

  MSF MetLife Moderate to            2013      1.46          0.50 - 2.30        21.49 - 23.69
     Aggressive Allocation           2012      1.92          0.50 - 2.30        12.75 - 14.81
     Investment Division             2011      1.42          0.50 - 2.30      (5.96) - (4.25)
                                     2010      2.14          0.50 - 2.30        12.10 - 14.13
                                     2009      2.49          0.50 - 2.30        26.16 - 28.46

  MSF MetLife Stock Index            2013      1.77          0.50 - 2.30        28.71 - 31.17
     Investment Division             2012      1.70          0.50 - 2.30         2.28 - 15.01
                                     2011      1.60          0.50 - 2.30        (0.67) - 1.18
                                     2010      1.69          0.50 - 2.30        11.89 - 14.08
                                     2009      2.63          0.50 - 2.30        23.06 - 25.42

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONTINUED)



8.  FINANCIAL HIGHLIGHTS -- (CONTINUED)


                                                        AS OF DECEMBER 31
                                          --------------------------------------------
                                                          UNIT VALUE
                                                           LOWEST TO          NET
                                              UNITS       HIGHEST ($)     ASSETS ($)
                                          ------------  ---------------  -------------
  MSF MFS Total Return              2013     5,458,053     6.29 - 73.12    155,581,004
     Investment Division            2012     5,978,496     5.35 - 61.91    138,805,577
                                    2011     6,944,475     4.86 - 55.90    135,335,283
                                    2010     7,658,769     4.81 - 54.99    142,302,103
                                    2009     8,470,625     4.43 - 50.34    133,692,456

  MSF MFS Value Investment          2013    29,015,560     1.18 - 22.95    519,644,727
     Division                       2012    21,031,945     1.38 - 17.15    293,940,083
                                    2011    22,395,513     1.20 - 14.91    271,032,881
                                    2010    23,312,590     1.21 - 14.99    280,199,767
                                    2009    22,877,144     1.10 - 13.64    249,421,604

  MSF MSCI EAFE Index               2013    34,230,690     1.55 - 20.56    534,853,073
     Investment Division            2012    36,718,700     1.29 - 17.03    476,584,802
                                    2011    38,516,192     1.11 - 14.53    428,461,169
                                    2010    36,009,259     1.29 - 16.76    462,135,393
                                    2009    33,890,643     1.21 - 15.64    407,182,564

  MSF Neuberger Berman              2013    15,386,093     1.26 - 28.30    368,249,828
     Genesis Investment Division    2012    14,721,611     1.90 - 20.58    254,522,484
                                    2011    16,685,101     1.75 - 18.85    263,644,663
                                    2010    18,897,311     1.68 - 17.96    284,284,918
                                    2009    21,389,031     1.40 - 14.87    265,456,589

  MSF Russell 2000 Index            2013    13,027,524     2.67 - 30.42    347,868,995
     Investment Division            2012    14,020,186     1.96 - 22.12    272,948,994
                                    2011    14,971,453     1.71 - 19.16    253,478,593
                                    2010    15,715,274     1.81 - 20.12    280,017,667
                                    2009    16,192,484     1.45 - 15.97    230,205,898

  MSF T. Rowe Price Large Cap       2013    19,750,468     9.02 - 25.21    427,299,444
     Growth Investment Division     2012    11,787,393    14.15 - 18.25    196,268,660
                                    2011    12,337,838    12.20 - 15.46    174,880,384
                                    2010    13,494,657    12.65 - 15.75    195,957,544
                                    2009    14,615,966    11.09 - 13.56    183,761,502

  MSF T. Rowe Price Small Cap       2013    12,811,027    24.85 - 34.30    395,500,809
     Growth Investment Division     2012    13,154,613    17.45 - 23.91    284,907,213
                                    2011    14,031,031    15.25 - 20.73    265,121,409
                                    2010    14,000,629    15.22 - 20.54    264,120,256
                                    2009    12,978,831    11.44 - 15.33    184,207,700

  MSF Van Eck Global Natural        2013     2,406,616    16.51 - 17.30     41,407,912
     Resources Investment Division  2012     2,611,674    15.22 - 15.80     41,078,664
     (Commenced 5/4/2009)           2011     2,291,756    15.14 - 15.58     35,583,743
                                    2010     1,309,383    18.55 - 18.92     24,700,698
                                    2009       379,256    14.68 - 14.83      5,613,926

  MSF Western Asset                 2013     9,226,838     3.07 - 34.50    230,763,494
     Management Strategic Bond      2012    10,345,790     3.08 - 34.39    254,116,128
     Opportunities Investment       2011    11,333,345     2.80 - 31.05    248,899,097
     Division                       2010    13,288,962     2.67 - 29.49    275,410,258
                                    2009    13,614,452     2.40 - 26.35    251,254,370

                                                    FOR THE YEAR ENDED DECEMBER 31
                                          --------------------------------------------------
                                          INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                             INCOME          LOWEST TO         LOWEST TO
                                            RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                          -------------  ----------------  -----------------
  MSF MFS Total Return              2013      2.46          0.50 - 2.15        16.18 - 18.11
     Investment Division            2012      2.74          0.50 - 2.30         8.76 - 10.75
                                    2011      2.63          0.50 - 2.30        (0.16) - 1.65
                                    2010      2.91          0.50 - 2.30          7.30 - 9.25
                                    2009      4.16          0.50 - 2.30        15.61 - 17.71

  MSF MFS Value Investment          2013      1.35          0.50 - 2.30        16.96 - 34.85
     Division                       2012      1.80          0.50 - 2.30         2.89 - 15.89
                                    2011      1.44          0.50 - 2.30        (1.65) - 0.14
                                    2010      1.31          0.50 - 2.30         8.66 - 10.63
                                    2009        --          0.50 - 2.30        17.83 - 19.98

  MSF MSCI EAFE Index               2013      2.93          0.50 - 2.30        18.76 - 20.91
     Investment Division            2012      2.90          0.50 - 2.30        15.33 - 17.56
                                    2011      2.30          0.50 - 2.30    (14.63) - (13.06)
                                    2010      2.56          0.50 - 2.30          5.46 - 7.50
                                    2009      4.12          0.50 - 2.30        25.36 - 27.84

  MSF Neuberger Berman              2013      0.62          0.50 - 2.30        25.79 - 37.50
     Genesis Investment Division    2012      0.27          0.50 - 2.30          7.25 - 9.20
                                    2011      0.67          0.50 - 2.30          3.11 - 4.98
                                    2010      0.43          0.50 - 2.30        10.18 - 20.74
                                    2009      1.00          0.50 - 2.30        10.27 - 12.28

  MSF Russell 2000 Index            2013      1.43          0.50 - 2.30        35.04 - 37.66
     Investment Division            2012      1.03          0.50 - 2.30        13.40 - 15.59
                                    2011      0.96          0.50 - 2.30      (6.46) - (4.71)
                                    2010      1.00          0.50 - 2.30        23.70 - 26.10
                                    2009      1.91          0.50 - 2.30        22.81 - 25.20

  MSF T. Rowe Price Large Cap       2013      0.12          0.50 - 2.30        26.92 - 38.08
     Growth Investment Division     2012      0.06          0.50 - 2.30       (1.73) - 18.20
                                    2011      0.04          0.50 - 2.30      (3.57) - (1.75)
                                    2010      0.17          0.50 - 2.30        14.08 - 16.30
                                    2009      0.48          0.50 - 2.30        39.79 - 42.51

  MSF T. Rowe Price Small Cap       2013      0.24          0.50 - 2.30        40.90 - 43.45
     Growth Investment Division     2012        --          0.50 - 2.30        13.26 - 15.42
                                    2011        --          0.50 - 2.30        (0.86) - 1.11
                                    2010        --          0.50 - 2.30        31.60 - 34.02
                                    2009      0.27          0.50 - 2.30        35.49 - 38.07

  MSF Van Eck Global Natural        2013      0.64          1.15 - 2.05          8.51 - 9.49
     Resources Investment Division  2012        --          1.15 - 2.05          0.49 - 1.40
     (Commenced 5/4/2009)           2011      1.07          1.15 - 2.05    (18.36) - (17.63)
                                    2010      0.23          1.15 - 2.05        26.41 - 27.55
                                    2009        --          1.15 - 2.05        35.13 - 35.96

  MSF Western Asset                 2013      4.90          0.50 - 2.30        (1.47) - 0.44
     Management Strategic Bond      2012      3.49          0.50 - 2.30         8.75 - 10.77
     Opportunities Investment       2011      5.01          0.50 - 2.30          3.43 - 5.45
     Division                       2010      5.95          0.50 - 2.30         9.90 - 12.00
                                    2009      6.51          0.50 - 2.30        28.90 - 31.36

               METROPOLITAN LIFE SEPARATE ACCOUNT E
              OF METROPOLITAN LIFE INSURANCE COMPANY
         NOTES TO THE FINANCIAL STATEMENTS -- (CONCLUDED)



8.  FINANCIAL HIGHLIGHTS -- (CONCLUDED)


                                                     AS OF DECEMBER 31
                                       --------------------------------------------
                                                       UNIT VALUE
                                                        LOWEST TO          NET
                                           UNITS       HIGHEST ($)     ASSETS ($)
                                       ------------  ---------------  -------------
  MSF Western Asset              2013    12,256,251     1.89 - 21.28    212,578,770
     Management U.S. Government  2012    13,148,516     1.93 - 21.59    229,960,732
     Investment Division         2011    14,053,184     1.90 - 21.05    235,422,481
                                 2010    15,023,442     1.82 - 20.10    239,870,128
                                 2009    14,375,216     1.75 - 19.15    216,669,959

                                                 FOR THE YEAR ENDED DECEMBER 31
                                       -------------------------------------------------
                                       INVESTMENT(1)  EXPENSE RATIO(2)   TOTAL RETURN(3)
                                          INCOME          LOWEST TO         LOWEST TO
                                         RATIO (%)       HIGHEST (%)       HIGHEST (%)
                                       -------------  ----------------  ----------------
  MSF Western Asset              2013      1.98          0.50 - 2.30     (3.16) - (1.40)
     Management U.S. Government  2012      1.92          0.50 - 2.30         0.69 - 2.70
     Investment Division         2011      1.33          0.50 - 2.30         2.88 - 4.83
                                 2010      2.49          0.50 - 2.30         3.09 - 5.12
                                 2009      4.26          0.50 - 2.30         1.71 - 3.56

 1 These amounts represent the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying fund, series, or portfolio, net of management fees assessed by the fund manager, divided by the average net assets, regardless of share class, if any. These ratios exclude those expenses, such as mortality and expense risk charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The investment income ratio is calculated for each period indicated or from the effective date through the end of the reporting period. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund, series, or portfolio in which the Investment Division invests. The investment income ratio is calculated as a weighted average ratio since the Investment Division may invest in two or more share classes, within the underlying fund, series, or portfolio of the Trusts which may have unique investment income ratios.

 2 These amounts represent annualized contract expenses of each of the applicable Investment Divisions, consisting primarily of mortality and expense risk charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund, series, or portfolio have been excluded.

 3 These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, series, or portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The total return is presented as a range of minimum to maximum returns, based on the minimum and maximum returns within each product grouping of the applicable Investment
   Division.

This page is intentionally left blank.

Item 8. Financial Statements and Supplementary Data

        Index to Consolidated Financial Statements, Notes and Schedules

                                                                                                    Page
                                                                                                    ----
Report of Independent Registered Public Accounting Firm............................................   2
Financial Statements at December 31, 2013 and 2012 and for the Years Ended December 31, 2013, 2012
  and 2011:
 Consolidated Balance Sheets.......................................................................   3
 Consolidated Statements of Operations.............................................................   4
 Consolidated Statements of Comprehensive Income (Loss)............................................   5
 Consolidated Statements of Equity.................................................................   6
 Consolidated Statements of Cash Flows.............................................................   9
   Notes to the Consolidated Financial Statements..................................................  11
     Note 1 -- Business, Basis of Presentation and Summary of Significant Accounting Policies......  11
     Note 2 -- Segment Information.................................................................  31
     Note 3 -- Discontinued Operations.............................................................  37
     Note 4 -- Insurance...........................................................................  37
     Note 5 -- Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-
       Related Intangibles.........................................................................  45
     Note 6 -- Reinsurance.........................................................................  49
     Note 7 -- Closed Block........................................................................  55
     Note 8 -- Investments.........................................................................  59
     Note 9 -- Derivatives.........................................................................  85
     Note 10 -- Fair Value.........................................................................  99
     Note 11 -- Goodwill........................................................................... 129
     Note 12 -- Long-term and Short-term Debt...................................................... 131
     Note 13 -- Equity............................................................................. 134
     Note 14 -- Other Expenses..................................................................... 144
     Note 15 -- Employee Benefit Plans............................................................. 145
     Note 16 -- Income Tax......................................................................... 157
     Note 17 -- Contingencies, Commitments and Guarantees.......................................... 161
     Note 18 -- Quarterly Results of Operations (Unaudited)........................................ 171
     Note 19 -- Related Party Transactions......................................................... 171
     Note 20 -- Subsequent Events.................................................................. 172
Financial Statement Schedules at December 31, 2013 and 2012 and for the Years Ended December 31,
  2013, 2012 and 2011:
 Schedule I -- Consolidated Summary of Investments -- Other Than Investments in Related Parties.... 173
 Schedule III -- Consolidated Supplementary Insurance Information.................................. 174
 Schedule IV -- Consolidated Reinsurance........................................................... 176

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholder of Metropolitan Life Insurance Company:

We have audited the accompanying consolidated balance sheets of Metropolitan Life Insurance Company and subsidiaries (the "Company") as of December 31, 2013 and 2012, and the related consolidated statements of operations, comprehensive income (loss), equity, and cash flows for each of the three years in the period ended December 31, 2013. Our audits also included the financial statement schedules listed in the Index to Consolidated Financial Statements, Notes and Schedules. These consolidated financial statements and financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the consolidated financial statements and financial statement schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Metropolitan Life Insurance Company and subsidiaries as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2013, in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, such financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

New York, New York
March 27, 2014

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Consolidated Balance Sheets
                          December 31, 2013 and 2012

                (In millions, except share and per share data)

                                                                                     2013         2012
                                                                                 ------------ ------------
Assets
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value
   (amortized cost: $165,371 and $164,757, respectively; includes $157 and
   $170, respectively, relating to variable interest entities).................. $    173,746 $    183,676
 Equity securities available-for-sale, at estimated fair value (cost: $1,813
   and $1,541, respectively)....................................................        1,892        1,499
 Trading and fair value option securities, at estimated fair value (includes
   $662 and $659, respectively, of actively traded securities; and $23 and $41,
   respectively, relating to variable interest entities)........................          723          752
 Mortgage loans (net of valuation allowances of $272 and $304, respectively;
   includes $338 and $0, respectively, under the fair value option).............       46,024       44,657
 Policy loans...................................................................        8,421        8,364
 Real estate and real estate joint ventures (includes $1,141 and $10, respectively, relating to variable interest entities; includes $40 and $1,
   respectively, of real estate held-for-sale)..................................        7,798        6,837
 Other limited partnership interests (includes $53 and $165, respectively,
   relating to variable interest entities)......................................        4,716        4,508
 Short-term investments, principally at estimated fair value....................        5,962        6,881
 Other invested assets, principally at estimated fair value (includes $78 and
   $81, respectively, relating to variable interest entities)...................       10,589       12,479
                                                                                 ------------ ------------
   Total investments............................................................      259,871      269,653
Cash and cash equivalents, principally at estimated fair value (includes $21
 and $31, respectively, relating to variable interest entities).................        1,098        1,401
Accrued investment income (includes $2 and $2, respectively, relating to
 variable interest entities)....................................................        2,249        2,242
Premiums, reinsurance and other receivables (includes $7 and $4, respectively,
 relating to variable interest entities)........................................       23,637       24,721
Deferred policy acquisition costs and value of business acquired................        6,416        5,832
Other assets (includes $24 and $4, respectively, relating to variable interest
 entities)......................................................................        4,716        4,444
Separate account assets.........................................................      134,796      120,971
                                                                                 ------------ ------------
   Total assets................................................................. $    432,783 $    429,264
                                                                                 ============ ============
Liabilities and Equity
Liabilities
Future policy benefits.......................................................... $    111,963 $    113,986
Policyholder account balances...................................................       92,498       94,716
Other policy-related balances...................................................        5,671        5,663
Policyholder dividends payable..................................................          601          610
Policyholder dividend obligation................................................        1,771        3,828
Payables for collateral under securities loaned and other transactions..........       21,096       22,461
Short-term debt.................................................................          175          100
Long-term debt (includes $520 and $124, respectively, at estimated fair value,
 relating to variable interest entities)........................................        2,828        2,345
Current income tax payable......................................................          365          161
Deferred income tax liability (includes $1 and $2, respectively, at estimated
 fair value, relating to variable interest entities)............................        1,785        3,036
Other liabilities (includes $31 and $22, respectively, relating to variable
 interest entities).............................................................       32,180       33,941
Separate account liabilities....................................................      134,796      120,971
                                                                                 ------------ ------------
   Total liabilities............................................................      405,729      401,818
                                                                                 ------------ ------------
Contingencies, Commitments and Guarantees (Note 17)
Redeemable noncontrolling interests.............................................          774           --
                                                                                 ------------ ------------
Equity
Metropolitan Life Insurance Company stockholder's equity:
 Common stock, par value $0.01 per share; 1,000,000,000 shares authorized;
   494,466,664 shares issued and outstanding at December 31, 2013 and 2012......            5            5
 Additional paid-in capital.....................................................       14,515       14,510
 Retained earnings..............................................................        9,352        8,631
 Accumulated other comprehensive income (loss)..................................        2,158        4,008
                                                                                 ------------ ------------
   Total Metropolitan Life Insurance Company stockholder's equity...............       26,030       27,154
Noncontrolling interests........................................................          250          292
                                                                                 ------------ ------------
   Total equity.................................................................       26,280       27,446
                                                                                 ------------ ------------
   Total liabilities and equity................................................. $    432,783 $    429,264
                                                                                 ============ ============

       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Operations
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                     2013       2012       2011
                                                                  ---------- ---------- ----------
Revenues
Premiums......................................................... $   20,475 $   19,880 $   18,288
Universal life and investment-type product policy fees...........      2,363      2,239      2,202
Net investment income............................................     11,785     11,852     11,615
Other revenues...................................................      1,699      1,730      1,808
Net investment gains (losses):
 Other-than-temporary impairments on fixed maturity
   securities....................................................       (81)      (214)      (244)
 Other-than-temporary impairments on fixed maturity securities
   transferred to other comprehensive income (loss)..............       (47)         22         17
 Other net investment gains (losses).............................        176      (138)        359
                                                                  ---------- ---------- ----------
   Total net investment gains (losses)...........................         48      (330)        132
 Net derivative gains (losses)...................................    (1,070)        675      1,578
                                                                  ---------- ---------- ----------
     Total revenues..............................................     35,300     36,046     35,623
                                                                  ---------- ---------- ----------
Expenses
Policyholder benefits and claims.................................     23,032     22,269     20,681
Interest credited to policyholder account balances...............      2,253      2,390      2,372
Policyholder dividends...........................................      1,205      1,295      1,355
Other expenses...................................................      5,988      6,394      6,471
                                                                  ---------- ---------- ----------
     Total expenses..............................................     32,478     32,348     30,879
                                                                  ---------- ---------- ----------
Income (loss) from continuing operations before provision for
  income tax.....................................................      2,822      3,698      4,744
Provision for income tax expense (benefit).......................        681      1,055      1,460
                                                                  ---------- ---------- ----------
Income (loss) from continuing operations, net of income tax......      2,141      2,643      3,284
Income (loss) from discontinued operations, net of income tax....          1         40         61
                                                                  ---------- ---------- ----------
Net income (loss)................................................      2,142      2,683      3,345
Less: Net income (loss) attributable to noncontrolling interests.        (7)          2        (8)
                                                                  ---------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company........................................................ $    2,149 $    2,681 $    3,353
                                                                  ========== ========== ==========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

            Consolidated Statements of Comprehensive Income (Loss)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                        2013      2012       2011
                                                                      -------- ---------- ----------
Net income (loss) attributable to Metropolitan Life Insurance
  Company............................................................ $  2,149 $    2,681 $    3,353
Net income (loss) attributable to noncontrolling interests...........      (7)          2        (8)
                                                                      -------- ---------- ----------
Net income (loss)....................................................    2,142      2,683      3,345
Other comprehensive income (loss):
 Unrealized investment gains (losses), net of related offsets........  (3,337)      2,502      2,567
 Unrealized gains (losses) on derivatives............................    (691)      (241)      1,203
 Foreign currency translation adjustments............................       22       (30)          6
 Defined benefit plans adjustment....................................    1,191      (766)      (671)
                                                                      -------- ---------- ----------
Other comprehensive income (loss), before income tax.................  (2,815)      1,465      3,105
Income tax (expense) benefit related to items of other comprehensive
  income (loss)......................................................      965      (511)    (1,074)
                                                                      -------- ---------- ----------
Other comprehensive income (loss), net of income tax.................  (1,850)        954      2,031
                                                                      -------- ---------- ----------
Comprehensive income (loss)..........................................      292      3,637      5,376
Less: Comprehensive income (loss) attributable to noncontrolling
  interest, net of income tax........................................      (7)          2        (8)
                                                                      -------- ---------- ----------
Comprehensive income (loss) attributable to Metropolitan Life
  Insurance Company.................................................. $    299 $    3,635 $    5,384
                                                                      ======== ========== ==========





       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                       Consolidated Statements of Equity
                     For the Year Ended December 31, 2013

                                 (In millions)

                                                                        Accumulated Other Comprehensive Income (Loss)
                                                                    ------------------------------------------------------
                                                                          Net                      Foreign      Defined
                                           Additional                 Unrealized    Other-Than-    Currency     Benefit
                                 Common     Paid-in      Retained     Investment     Temporary   Translation     Plans
                                 Stock      Capital     Earnings     Gains (Losses)  Impairments  Adjustments  Adjustment
                                -------- ------------- ------------ --------------- ------------ ------------ ------------
Balance at December 31, 2012... $      5 $      14,510 $      8,631  $      6,497    $   (158)    $      18   $    (2,349)
Capital contributions from
 MetLife, Inc. (Note 13).......                      3
Excess tax benefits related to
 stock-based compensation......                      2
Dividends on common stock......                             (1,428)
Change in equity of
 noncontrolling interests......
Net income (loss)..............                               2,149
Other comprehensive income
 (loss), net of income tax.....                                           (2,700)           65           13            772
                                -------- ------------- ------------  ------------    ---------    ---------   ------------
Balance at December 31, 2013... $      5 $      14,515 $      9,352  $      3,797    $    (93)    $      31   $    (1,577)
                                ======== ============= ============  ============    =========    =========   ============


                                        Total
                                  Metropolitan Life
                                  Insurance Company    Noncontrolling     Total
                                 Stockholder's Equity    Interests        Equity
                                --------------------- --------------- -------------
Balance at December 31, 2012...     $      27,154       $      292    $      27,446
Capital contributions from
 MetLife, Inc. (Note 13).......                 3                                 3
Excess tax benefits related to
 stock-based compensation......                 2                                 2
Dividends on common stock......           (1,428)                           (1,428)
Change in equity of
 noncontrolling interests......                               (35)             (35)
Net income (loss)..............             2,149              (7)            2,142
Other comprehensive income
 (loss), net of income tax.....           (1,850)                           (1,850)
                                    -------------       ----------    -------------
Balance at December 31, 2013...     $      26,030       $      250    $      26,280
                                    =============       ==========    =============




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2012

                                 (In millions)


                                                                              Accumulated Other Comprehensive Income (Loss)
                                                                          -----------------------------------------------------
                                                                                Net                      Foreign      Defined
                                                     Additional             Unrealized    Other-Than-    Currency     Benefit
                                             Common   Paid-in   Retained    Investment     Temporary   Translation     Plans
                                             Stock    Capital    Earnings  Gains (Losses)  Impairments  Adjustments  Adjustment
                                            ------- ----------- --------- --------------- ------------ ------------ -----------
Balance at December 31, 2011...............  $  5    $  14,506  $  6,973     $  5,185       $  (317)      $  37     $  (1,851)
Capital contributions from MetLife, Inc.
 (Note 13).................................                  3
Excess tax benefits related to stock-based
 compensation..............................                  1
Dividends on common stock..................                      (1,023)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                        2,681
Other comprehensive income (loss), net of
 income tax................................                                     1,312            159       (19)          (498)
                                             ----    ---------  --------     --------       --------      -----     ----------
Balance at December 31, 2012...............  $  5    $  14,510  $  8,631     $  6,497       $  (158)      $  18     $  (2,349)
                                             ====    =========  ========     ========       ========      =====     ==========


                                                    Total
                                              Metropolitan Life
                                              Insurance Company    Noncontrolling   Total
                                             Stockholder's Equity    Interests      Equity
                                            --------------------- --------------- ---------
Balance at December 31, 2011...............       $  24,538           $  182      $  24,720
Capital contributions from MetLife, Inc.
 (Note 13).................................               3                               3
Excess tax benefits related to stock-based
 compensation..............................               1                               1
Dividends on common stock..................         (1,023)                         (1,023)
Change in equity of noncontrolling
 interests.................................                              108            108
Net income (loss)..........................           2,681                2          2,683
Other comprehensive income (loss), net of
 income tax................................             954                             954
                                                  ---------           ------      ---------
Balance at December 31, 2012...............       $  27,154           $  292      $  27,446
                                                  =========           ======      =========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

               Consolidated Statements of Equity -- (Continued)
                     For the Year Ended December 31, 2011

                                 (In millions)


                                                                              Accumulated Other Comprehensive Income (Loss)
                                                                          -----------------------------------------------------

                                                                                Net                      Foreign      Defined
                                                     Additional             Unrealized    Other-Than-    Currency     Benefit
                                             Common   Paid-in   Retained    Investment     Temporary   Translation     Plans
                                             Stock    Capital    Earnings  Gains (Losses)  Impairments  Adjustments  Adjustment
                                            ------- ----------- --------- --------------- ------------ ------------ -----------
Balance at December 31, 2010...............  $  5    $  14,445  $  4,941     $  2,672       $  (254)      $  34     $  (1,429)
Capital contributions from MetLife, Inc.
 (Note 13).................................                 50
Excess tax benefits related to stock-based
 compensation..............................                 11
Dividends on common stock..................                      (1,321)
Change in equity of noncontrolling
 interests.................................
Net income (loss)..........................                        3,353
Other comprehensive income (loss), net of
 income tax................................                                     2,513           (63)          3          (422)
                                             ----    ---------  --------     --------       --------      -----     ----------
Balance at December 31, 2011...............  $  5    $  14,506  $  6,973     $  5,185       $  (317)      $  37     $  (1,851)
                                             ====    =========  ========     ========       ========      =====     ==========


                                                    Total
                                                Metropolitan
                                               Life Insurance         Non
                                                   Company         controlling   Total
                                             Stockholder's Equity  Interests     Equity
                                            --------------------- ------------ ---------
Balance at December 31, 2010...............       $  20,414          $  148    $  20,562
Capital contributions from MetLife, Inc.
 (Note 13).................................              50                           50
Excess tax benefits related to stock-based
 compensation..............................              11                           11
Dividends on common stock..................         (1,321)                      (1,321)
Change in equity of noncontrolling
 interests.................................                              42           42
Net income (loss)..........................           3,353             (8)        3,345
Other comprehensive income (loss), net of
 income tax................................           2,031                        2,031
                                                  ---------          ------    ---------
Balance at December 31, 2011...............       $  24,538          $  182    $  24,720
                                                  =========          ======    =========



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                     Consolidated Statements of Cash Flows
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                    2013       2012        2011
                                                                                 ---------- ----------- ----------
Cash flows from operating activities
Net income (loss)............................................................... $    2,142 $     2,683 $    3,345
Adjustments to reconcile net income (loss) to net cash provided by (used in)
 operating activities:
 Depreciation and amortization expenses.........................................        429         416        407
 Amortization of premiums and accretion of discounts associated with
   investments, net.............................................................      (738)       (698)      (683)
 (Gains) losses on investments and derivatives and from sales of businesses, net      1,112       (188)    (1,735)
 (Income) loss from equity method investments, net of dividends or distributions        195          42        269
 Interest credited to policyholder account balances.............................      2,253       2,390      2,372
 Universal life and investment-type product policy fees.........................    (2,363)     (2,239)    (2,202)
 Change in trading and fair value option securities.............................         25       (100)         20
 Change in accrued investment income............................................        108          22         14
 Change in premiums, reinsurance and other receivables..........................      (368)       (422)      (208)
 Change in deferred policy acquisition costs and value of business acquired, net       (82)         359        150
 Change in income tax...........................................................        334        (28)        527
 Change in other assets.........................................................        471         361        767
 Change in insurance-related liabilities and policy-related balances............      3,032       1,915      2,587
 Change in other liabilities....................................................      (381)         170        726
 Other, net.....................................................................      (109)       (147)      (125)
                                                                                 ---------- ----------- ----------
Net cash provided by (used in) operating activities.............................      6,060       4,536      6,231
                                                                                 ---------- ----------- ----------
Cash flows from investing activities
Sales, maturities and repayments of:
 Fixed maturity securities......................................................     71,396      52,889     53,325
 Equity securities..............................................................        206         245        816
 Mortgage loans.................................................................     10,655       8,668      8,152
 Real estate and real estate joint ventures.....................................         87         721      1,058
 Other limited partnership interests............................................        449         585        754
Purchases of:
 Fixed maturity securities......................................................   (70,760)    (62,136)   (54,038)
 Equity securities..............................................................      (461)       (393)      (278)
 Mortgage loans.................................................................   (12,032)     (9,448)   (10,443)
 Real estate and real estate joint ventures.....................................    (1,427)     (1,447)      (980)
 Other limited partnership interests............................................      (675)       (660)      (658)
Cash received in connection with freestanding derivatives.......................        560         634      1,011
Cash paid in connection with freestanding derivatives...........................    (1,171)       (443)      (695)
Issuances of loans to affiliates................................................         --          --      (525)
Net change in policy loans......................................................       (57)        (50)       (44)
Net change in short-term investments............................................        900       (567)    (3,816)
Net change in other invested assets.............................................      (460)       (791)      (562)
Net change in property, equipment and leasehold improvements....................       (76)        (71)      (104)
Other, net......................................................................         --          --          7
                                                                                 ---------- ----------- ----------
Net cash provided by (used in) investing activities............................. $  (2,866) $  (12,264) $  (7,020)
                                                                                 ---------- ----------- ----------



       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

             Consolidated Statements of Cash Flows -- (Continued)
             For the Years Ended December 31, 2013, 2012 and 2011

                                 (In millions)

                                                                                         2013        2012        2011
                                                                                      ----------- ----------- -----------
Cash flows from financing activities
Policyholder account balances:
  Deposits........................................................................... $    50,018 $    61,647 $    55,586
  Withdrawals........................................................................    (52,020)    (56,373)    (57,078)
Net change in payables for collateral under securities loaned and other transactions.     (1,365)       2,181       3,266
Net change in short-term debt........................................................          75         (1)         (1)
Long-term debt issued................................................................         481          79         110
Long-term debt repaid................................................................        (27)        (81)     (1,411)
Cash received in connection with redeemable noncontrolling interests.................         774          --          --
Dividends on common stock............................................................     (1,428)     (1,023)     (1,151)
Capital contribution.................................................................          --          --          47
Other, net...........................................................................         (5)         611          25
                                                                                      ----------- ----------- -----------
Net cash provided by (used in) financing activities..................................     (3,497)       7,040       (607)
                                                                                      ----------- ----------- -----------
Change in cash and cash equivalents..................................................       (303)       (688)     (1,396)
Cash and cash equivalents, beginning of year.........................................       1,401       2,089       3,485
                                                                                      ----------- ----------- -----------
Cash and cash equivalents, end of year............................................... $     1,098 $     1,401 $     2,089
                                                                                      =========== =========== ===========
Supplemental disclosures of cash flow information:
Net cash paid (received) for:
  Interest........................................................................... $       152 $       151 $       196
                                                                                      =========== =========== ===========
  Income tax......................................................................... $       822 $       842 $       701
                                                                                      =========== =========== ===========
Non-cash transactions:
  Capital contributions from MetLife, Inc............................................ $         3 $         3 $         3
                                                                                      =========== =========== ===========
  Dividends to MetLife, Inc.......................................................... $        -- $        -- $       170
                                                                                      =========== =========== ===========
  Real estate and real estate joint ventures acquired in satisfaction of debt........ $        18 $       264 $       151
                                                                                      =========== =========== ===========




       See accompanying notes to the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                Notes to the Consolidated Financial Statements

1. Business, Basis of Presentation and Summary of Significant Accounting
Policies

Business

  Metropolitan Life Insurance Company and its subsidiaries (collectively, "MLIC" or the "Company") is a leading provider of insurance, annuities and employee benefit programs throughout the United States. The Company offers life insurance and annuities to individuals, as well as group insurance and retirement & savings products and services to corporations and other institutions. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc.

  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding.

Basis of Presentation

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to adopt accounting policies and make estimates and assumptions that affect amounts reported in the consolidated financial statements. In applying these policies and estimates, management makes subjective and complex judgments that frequently require assumptions about matters that are inherently uncertain. Many of these policies, estimates and related judgments are common in the insurance and financial services industries; others are specific to the Company's business and operations. Actual results could differ from estimates.

 Consolidation

   The accompanying consolidated financial statements include the accounts of Metropolitan Life Insurance Company and its subsidiaries, as well as partnerships and joint ventures in which the Company has control, and variable interest entities ("VIEs") for which the Company is the primary beneficiary. Intercompany accounts and transactions have been eliminated.

   Since the Company is a member of a controlled group of affiliated companies, its results may not be indicative of those of a stand-alone entity.

 Discontinued Operations

   The results of operations of a component of the Company that has either been disposed of or is classified as held-for-sale are reported in discontinued operations if certain criteria are met. In order to qualify for a discontinued operation, the operations and cash flows of the component have been or will be eliminated from the ongoing operations of the Company, and the Company will not have any significant continuing involvement in the operations of the component after the disposal transaction.

 Separate Accounts

   Separate accounts are established in conformity with insurance laws and are generally not chargeable with liabilities that arise from any other business of the Company. Separate account assets are subject to general account claims only to the extent the value of such assets exceeds the separate account liabilities. The Company reports separately, as assets and liabilities, investments held in separate accounts and liabilities of the separate accounts if:

    .  such separate accounts are legally recognized;

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

    . assets supporting the contract liabilities are legally insulated from the Company's general account liabilities;
    . investments are directed by the contractholder; and . all investment performance, net of contract fees and assessments, is passed through to the contractholder.

   The Company reports separate account assets at their fair value, which is based on the estimated fair values of the underlying assets comprising the individual separate account portfolios. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such separate accounts are offset within the same line in the statements of operations. Separate accounts credited with a contractual investment return are combined on a line-by-line basis with the Company's general account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the general account.

   The Company's revenues reflect fees charged to the separate accounts, including mortality charges, risk charges, policy administration fees, investment management fees and surrender charges. Such fees are included in universal life and investment-type product policy fees in the statements of operations.

 Reclassifications

   Certain amounts in the prior years' consolidated financial statements and related footnotes thereto have been reclassified to conform with the current year presentation as discussed throughout the Notes to the Consolidated Financial Statements.

Summary of Significant Accounting Policies

  The following are the Company's significant accounting policies with references to notes providing additional information on such policies and critical accounting estimates relating to such policies.

--------------------------------------------------------------------------------------------------------
Accounting Policy                                                                                   Note
--------------------------------------------------------------------------------------------------------
Insurance                                                                                              4
--------------------------------------------------------------------------------------------------------
Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles     5
--------------------------------------------------------------------------------------------------------
Reinsurance                                                                                            6
--------------------------------------------------------------------------------------------------------
Investments                                                                                            8
--------------------------------------------------------------------------------------------------------
Derivatives                                                                                            9
--------------------------------------------------------------------------------------------------------
Fair Value                                                                                            10
--------------------------------------------------------------------------------------------------------
Goodwill                                                                                              11
--------------------------------------------------------------------------------------------------------
Employee Benefit Plans                                                                                15
--------------------------------------------------------------------------------------------------------
Income Tax                                                                                            16
--------------------------------------------------------------------------------------------------------
Litigation Contingencies                                                                              17
--------------------------------------------------------------------------------------------------------

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Insurance

  Future Policy Benefit Liabilities and Policyholder Account Balances

    The Company establishes liabilities for amounts payable under insurance policies. Generally, amounts are payable over an extended period of time and related liabilities are calculated as the present value of future expected benefits to be paid reduced by the present value of future expected premiums. Such liabilities are established based on methods and underlying assumptions in accordance with GAAP and applicable actuarial standards. Principal assumptions used in the establishment of liabilities for future policy benefits are mortality, morbidity, policy lapse, renewal, retirement, disability incidence, disability terminations, investment returns, inflation, expenses and other contingent events as appropriate to the respective product type. These assumptions are established at the time the policy is issued and are intended to estimate the experience for the period the policy benefits are payable. Utilizing these assumptions, liabilities are established on a block of business basis. For long duration insurance contracts, assumptions such as mortality, morbidity and interest rates are "locked in" upon the issuance of new business. However, significant adverse changes in experience on such contracts may require the establishment of premium deficiency reserves. Such reserves are determined based on the then current assumptions and do not include a provision for adverse deviation.

    Premium deficiency reserves may also be established for short duration contracts to provide for expected future losses. These reserves are based on actuarial estimates of the amount of loss inherent in that period, including losses incurred for which claims have not been reported. The provisions for unreported claims are calculated using studies that measure the historical length of time between the incurred date of a claim and its eventual reporting to the Company. Anticipated investment income is considered in the calculation of premium deficiency losses for short duration contracts.

    Liabilities for universal and variable life secondary guarantees and paid-up guarantees are determined by estimating the expected value of death benefits payable when the account balance is projected to be zero and recognizing those benefits ratably over the accumulation period based on total expected assessments. The assumptions used in estimating the secondary and paid-up guarantee liabilities are consistent with those used for amortizing deferred policy acquisition costs ("DAC"), and are thus subject to the same variability and risk as further discussed herein. The assumptions of investment performance and volatility for variable products are consistent with historical experience of appropriate underlying equity indices, such as the Standard & Poor's Ratings Services ("S&P") 500 Index. The benefits used in calculating the liabilities are based on the average benefits payable over a range of scenarios.

    The Company regularly reviews its estimates of liabilities for future policy benefits and compares them with its actual experience. Differences result in changes to the liability balances with related charges or credits to benefit expenses in the period in which the changes occur.

    Policyholder account balances ("PABs") relate to contract or contract features where the Company has no significant insurance risk.

    The Company issues certain variable annuity products with guaranteed minimum benefits that provide the policyholder a minimum return based on their initial deposit (i.e., the benefit base) less withdrawals. These guarantees are accounted for as insurance liabilities or as embedded derivatives depending on how and when

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  the benefit is paid. Specifically, a guarantee is accounted for as an embedded derivative if a guarantee is paid without requiring (i) the occurrence of specific insurable event, or (ii) the policyholder to annuitize. Alternatively, a guarantee is accounted for as an insurance liability if the guarantee is paid only upon either (i) the occurrence of a specific insurable event, or (ii) annuitization. In certain cases, a guarantee may have elements of both an insurance liability and an embedded derivative and in such cases the guarantee is split and accounted for under both models.

    Guarantees accounted for as insurance liabilities in future policy benefits include guaranteed minimum death benefits ("GMDBs"), the portion of guaranteed minimum income benefits ("GMIBs") that require annuitization, and the life-contingent portion of guaranteed minimum withdrawal benefits ("GMWBs").

    Guarantees accounted for as embedded derivatives in PABs include the non life-contingent portion of GMWBs, guaranteed minimum accumulation benefits ("GMABs") and the portion of GMIBs that do not require annuitization. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

  Other Policy-Related Balances

    Other policy-related balances include policy and contract claims, unearned revenue liabilities, premiums received in advance, policyholder dividends due and unpaid and policyholder dividends left on deposit.

    The liability for policy and contract claims generally relates to incurred but not reported death, disability, long-term care ("LTC") and dental claims, as well as claims which have been reported but not yet settled. The liability for these claims is based on the Company's estimated ultimate cost of settling all claims. The Company derives estimates for the development of incurred but not reported claims principally from analyses of historical patterns of claims by business line. The methods used to determine these estimates are continually reviewed. Adjustments resulting from this continuous review process and differences between estimates and payments for claims are recognized in policyholder benefits and claims expense in the period in which the estimates are changed or payments are made.

    The unearned revenue liability relates to universal life-type and investment-type products and represents policy charges for services to be provided in future periods. The charges are deferred as unearned revenue and amortized using the product's estimated gross profits and margins, similar to DAC as discussed further herein. Such amortization is recorded in universal life and investment-type product policy fees.

    The Company accounts for the prepayment of premiums on its individual life, group life and health contracts as premium received in advance and applies the cash received to premiums when due.

  Recognition of Insurance Revenues and Deposits

    Premiums related to traditional life and annuity policies with life contingencies are recognized as revenues when due from policyholders. Policyholder benefits and expenses are provided to recognize profits over the estimated lives of the insurance policies. When premiums are due over a significantly shorter period than the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  period over which benefits are provided, any excess profit is deferred and recognized into earnings in a constant relationship to insurance in-force or, for annuities, the amount of expected future policy benefit payments.

    Premiums related to non-medical health and disability contracts are recognized on a pro rata basis over the applicable contract term.

    Deposits related to universal life-type and investment-type products are credited to PABs. Revenues from such contracts consist of fees for mortality, policy administration and surrender charges and are recorded in universal life and investment-type product policy fees in the period in which services are provided. Amounts that are charged to earnings include interest credited and benefit claims incurred in excess of related PABs.

    Premiums, policy fees, policyholder benefits and expenses are presented net of reinsurance.

 Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

   The Company incurs significant costs in connection with acquiring new and renewal insurance business. Costs that are related directly to the successful acquisition or renewal of insurance contracts are capitalized as DAC. Such costs include:

    .  incremental direct costs of contract acquisition, such as commissions;
    . the portion of an employee's total compensation and benefits related to time spent selling, underwriting or processing the issuance of new and renewal insurance business only with respect to actual policies acquired or renewed; and
    . other essential direct costs that would not have been incurred had a policy not been acquired or renewed.

   All other acquisition-related costs, including those related to general advertising and solicitation, market research, agent training, product development, unsuccessful sales and underwriting efforts, as well as all indirect costs, are expensed as incurred.

   Value of business acquired ("VOBA") is an intangible asset resulting from a business combination that represents the excess of book value over the estimated fair value of acquired insurance, annuity, and investment-type contracts in-force at the acquisition date. The estimated fair value of the acquired liabilities is based on projections, by each block of business, of future policy and contract charges, premiums, mortality and morbidity, separate account performance, surrenders, operating expenses, investment returns, nonperformance risk adjustment and other factors. Actual experience on the purchased business may vary from these projections.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  DAC and VOBA are amortized as follows:

 -----------------------------------------------------------------------------
 Products:                              In proportion to the following over
                                        estimated lives of the contracts:
 -----------------------------------------------------------------------------
 .  Nonparticipating and                Historic actual and expected future
    non-dividend-paying traditional     gross premiums.
    contracts:
 .  Term insurance
 .  Nonparticipating whole life
    insurance
 .  Traditional group life insurance
 .  Non-medical health insurance
 -----------------------------------------------------------------------------
 .  Participating, dividend-paying      Actual and expected future gross
    traditional contracts               margins.
 -----------------------------------------------------------------------------
 .  Fixed and variable universal life   Actual and expected future gross
    contracts                           profits.
 .  Fixed and variable deferred
    annuity contracts
 -----------------------------------------------------------------------------

   See Note 5 for additional information on DAC and VOBA amortization.

   The recovery of DAC and VOBA is dependent upon the future profitability of the related business. DAC and VOBA are aggregated in the financial statements for reporting purposes.

   The Company generally has two different types of sales inducements which are included in other assets: (i) the policyholder receives a bonus whereby the policyholder's initial account balance is increased by an amount equal to a specified percentage of the customer's deposit; and (ii) the policyholder receives a higher interest rate using a dollar cost averaging method than would have been received based on the normal general account interest rate credited. The Company defers sales inducements and amortizes them over the life of the policy using the same methodology and assumptions used to amortize DAC. The amortization of sales inducements is included in policyholder benefits and claims. Each year, or more frequently if circumstances indicate a potential recoverability issue exists, the Company reviews deferred sales inducements to determine the recoverability of the asset.

   Value of distribution agreements acquired ("VODA") is reported in other assets and represents the present value of expected future profits associated with the expected future business derived from the distribution agreements acquired as part of a business combination. Value of customer relationships acquired ("VOCRA") is also reported in other assets and represents the present value of the expected future profits associated with the expected future business acquired through existing customers of the acquired company or business. The VODA and VOCRA associated with past business combinations are amortized over useful lives ranging from 10 to 30 years and such amortization is included in other expenses. Each year, or more frequently if circumstances indicate a possible impairment exists, the Company reviews VODA and VOCRA to determine whether the asset is impaired.

 Reinsurance

   For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability relating to insurance risk in accordance with applicable accounting standards. Cessions under reinsurance agreements do not discharge the Company's obligations as the primary

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

 insurer. The Company reviews all contractual features, including those that may limit the amount of insurance risk to which the reinsurer is subject or features that delay the timely reimbursement of claims.

   For reinsurance of existing in-force blocks of long-duration contracts that transfer significant insurance risk, the difference, if any, between the amounts paid (received), and the liabilities ceded (assumed) related to the underlying contracts is considered the net cost of reinsurance at the inception of the reinsurance agreement. The net cost of reinsurance is recorded as an adjustment to DAC when there is a gain at inception on the ceding entity and to other liabilities when there is a loss at inception. The net cost of reinsurance is recognized as a component of other expenses when there is a gain at inception and as policyholder benefits and claims when there is a loss and is subsequently amortized on a basis consistent with the methodology used for amortizing DAC related to the underlying reinsured contracts. Subsequent amounts paid (received) on the reinsurance of in-force blocks, as well as amounts paid (received) related to new business, are recorded as ceded (assumed) premiums; and ceded (assumed) premiums reinsurance and other receivables (future policy benefits) are established.

   For prospective reinsurance of short-duration contracts that meet the criteria for reinsurance accounting, amounts paid (received) are recorded as ceded (assumed) premiums and ceded (assumed) unearned premiums. Unearned premiums are reflected as a component of premiums, reinsurance and other receivables (future policy benefits). Such amounts are amortized through earned premiums over the remaining contract period in proportion to the amount of insurance protection provided. For retroactive reinsurance of short-duration contracts that meet the criteria of reinsurance accounting, amounts paid (received) in excess of the related insurance liabilities ceded (assumed) are recognized immediately as a loss and are reported in the appropriate line item within the statement of operations. Any gain on such retroactive agreement is deferred and is amortized as part of DAC, primarily using the recovery method.

   Amounts currently recoverable under reinsurance agreements are included in premiums, reinsurance and other receivables and amounts currently payable are included in other liabilities. Assets and liabilities relating to reinsurance agreements with the same reinsurer may be recorded net on the balance sheet, if a right of offset exists within the reinsurance agreement. In the event that reinsurers do not meet their obligations to the Company under the terms of the reinsurance agreements, reinsurance recoverable balances could become uncollectible. In such instances, reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance.

   The funds withheld liability represents amounts withheld by the Company in accordance with the terms of the reinsurance agreements. The Company withholds the funds rather than transferring the underlying investments and, as a result, records funds withheld liability within other liabilities. The Company recognizes interest on funds withheld, included in other expenses, at rates defined by the terms of the agreement which may be contractually specified or directly related to the investment portfolio.

   Premiums, fees and policyholder benefits and claims include amounts assumed under reinsurance agreements and are net of reinsurance ceded. Amounts received from reinsurers for policy administration are reported in other revenues. With respect to GMIBs, a portion of the directly written GMIBs are accounted for as insurance liabilities, but the associated reinsurance agreements contain embedded derivatives. These embedded derivatives are included in premiums, reinsurance and other receivables with changes in estimated fair value reported in net derivative gains (losses).

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits received are included in other liabilities and deposits made are included within premiums, reinsurance and other receivables. As amounts are paid or received, consistent with the underlying contracts, the deposit assets or liabilities are adjusted. Interest on such deposits is recorded as other revenues or other expenses, as appropriate. Periodically, the Company evaluates the adequacy of the expected payments or recoveries and adjusts the deposit asset or liability through other revenues or other expenses, as appropriate.

 Investments

  Net Investment Income and Net Investment Gains (Losses)

    Income on investments is reported within net investment income, unless otherwise stated herein. Gains and losses on sales of investments, impairment losses and changes in valuation allowances are reported within net investment gains (losses), unless otherwise stated herein.

  Fixed Maturity and Equity Securities

    The majority of the Company's fixed maturity and equity securities are classified as available-for-sale ("AFS") and are reported at their estimated fair value. Unrealized investment gains and losses on these securities are recorded as a separate component of other comprehensive income (loss) ("OCI"), net of policyholder-related amounts and deferred income taxes. All security transactions are recorded on a trade date basis. Investment gains and losses on sales are determined on a specific identification basis.

    Interest income on fixed maturity securities is recognized when earned using an effective yield method giving effect to amortization of premiums and accretion of discounts. Prepayment fees are recognized when earned. Dividends on equity securities are recognized when declared.

    The Company periodically evaluates fixed maturity and equity securities for impairment. The assessment of whether impairments have occurred is based on management's case-by-case evaluation of the underlying reasons for the decline in estimated fair value, as well as an analysis of the gross unrealized losses by severity and/or age as described in Note 8 "-- Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities."

    For fixed maturity securities in an unrealized loss position, an other-than-temporary impairment ("OTTI") is recognized in earnings when it is anticipated that the amortized cost will not be recovered. When either:
  (i) the Company has the intent to sell the security; or (ii) it is more likely than not that the Company will be required to sell the security before recovery, the OTTI recognized in earnings is the entire difference between the security's amortized cost and estimated fair value. If neither of these conditions exist, the difference between the amortized cost of the security and the present value of projected future cash flows expected to be collected is recognized as an OTTI in earnings ("credit loss"). If the estimated fair value is less than the present value of projected future cash flows expected to be collected, this portion of OTTI related to other-than-credit factors ("noncredit loss") is recorded in OCI.

    With respect to equity securities, the Company considers in its OTTI analysis its intent and ability to hold a particular equity security for a period of time sufficient to allow for the recovery of its estimated fair value to an

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  amount equal to or greater than cost. If a sale decision is made for an equity security and recovery to an amount at least equal to cost prior to the sale is not expected, the security will be deemed to be other-than-temporarily impaired in the period that the sale decision was made and an OTTI loss will be recorded in earnings. The OTTI loss recognized is the entire difference between the security's cost and its estimated fair value.

  Trading and Fair Value Option Securities

    Trading and fair value option securities are stated at estimated fair value and include investments for which the fair value option ("FVO") has been elected ("FVO Securities") and investments that are actively purchased and sold ("Actively Traded Securities").

    Actively Traded Securities principally include fixed maturity securities and short sale agreement liabilities, which are included in other liabilities.

    FVO Securities include:

    . fixed maturity and equity securities held-for-investment by the general account to support asset and liability management strategies for certain insurance products ("FVO general account securities"); and
    . securities held by consolidated securitization entities ("CSEs") ("FVO securities held by CSEs").

    Changes in estimated fair value of these securities are included in net investment income, except for certain securities included in FVO Securities where changes are included in net investment gains (losses).

  Mortgage Loans

    The Company disaggregates its mortgage loan investments into three portfolio segments: commercial, agricultural, and residential. The accounting policies that are applicable to all portfolio segments are presented below and the accounting policies related to each of the portfolio segments are included in Note 8.

  Mortgage Loans Held-For-Investment

    Mortgage loans held-for-investment are stated at unpaid principal balance, adjusted for any unamortized premium or discount, deferred fees or expenses, and are net of valuation allowances. Interest income and prepayment fees are recognized when earned. Interest income is recognized using an effective yield method giving effect to amortization of premiums and accretion of discounts.

    Also included in mortgage loans held-for-investment are residential mortgage loans for which the FVO was elected. These mortgage loans are stated at estimated fair value. Changes in estimated fair value are recognized in net investment income.

  Mortgage Loans Held-For-Sale

    Mortgage loans held-for-sale that were previously designated as held-for-investment, but now are designated as held-for-sale and mortgage loans originated with the intent to sell for which FVO was not elected, are stated at the lower of amortized cost or estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Policy Loans

    Policy loans are stated at unpaid principal balances. Interest income on such loans is recorded as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy's anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal or interest on the loan is deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.

  Real Estate

    Real estate held-for-investment is stated at cost less accumulated depreciation. Depreciation is provided on a straight-line basis over the estimated useful life of the asset (typically 20 to 55 years). Rental income associated with such real estate is recognized on a straight-line basis over the term of the respective leases. The Company periodically reviews its real estate held-for-investment for impairment and tests for recoverability whenever events or changes in circumstances indicate the carrying value may not be recoverable and exceeds its estimated fair value. Properties whose carrying values are greater than their undiscounted cash flows are written down to their estimated fair value, which is generally computed using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks.

    Real estate for which the Company commits to a plan to sell within one year and actively markets in its current condition for a reasonable price in comparison to its estimated fair value is classified as held-for-sale. Real estate held-for-sale is stated at the lower of depreciated cost or estimated fair value less expected disposition costs and is not depreciated.

  Real Estate Joint Ventures and Other Limited Partnership Interests

    The Company uses the equity method of accounting for investments in equity securities when it has significant influence or at least 20% interest and for investments in real estate joint ventures and other limited partnership interests ("investees") when it has more than a minor ownership interest or more than a minor influence over the investee's operations, but does not have a controlling financial interest. The Company generally recognizes its share of the investee's earnings on a three-month lag in instances where the investee's financial information is not sufficiently timely or when the investee's reporting period differs from the Company's reporting period.

    The Company uses the cost method of accounting for investments in which it has virtually no influence over the investee's operations. The Company recognizes distributions on cost method investments as earned or received. Because of the nature and structure of these cost method investments, they do not meet the characteristics of an equity security in accordance with applicable accounting standards.

    The Company routinely evaluates its equity method and cost method investments for impairment. For equity method investees, the Company considers financial and other information provided by the investee, other known information and inherent risks in the underlying investments, as well as future capital commitments, in determining whether an impairment has occurred. The Company considers its cost method investments for impairment when the carrying value of such investments exceeds the net asset value ("NAV"). The Company takes into consideration the severity and duration of this excess when determining whether the cost method investment is impaired.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Short-term Investments

    Short-term investments include securities and other investments with remaining maturities of one year or less, but greater than three months, at the time of purchase and are stated at estimated fair value or amortized cost, which approximates estimated fair value. Short-term investments also include investments in affiliated money market pools.

  Other Invested Assets

    Other invested assets consist principally of the following:

    . Freestanding derivatives with positive estimated fair values are described in "-- Derivatives" below.
    . Tax credit and renewable energy partnerships derive a significant source of investment return in the form of income tax credits or other tax incentives. Where tax credits are guaranteed by a creditworthy third party, the investment is accounted for under the effective yield method. Otherwise, the investment is accounted for under the equity method.
    . Loans to affiliates are stated at unpaid principal balance, adjusted for any unamortized premium or discount.
    . Leveraged leases are recorded net of non-recourse debt. Income on leveraged leases is recognized by applying the leveraged lease's estimated rate of return to the net investment in the lease. The Company regularly reviews residual values for impairment.
    . Funds withheld represent a receivable for amounts contractually withheld by ceding companies in accordance with reinsurance agreements. The Company recognizes interest on funds withheld at rates defined by the terms of the agreement which may be contractually specified or directly related to the underlying investments.
    . Investments in joint ventures that engage in insurance underwriting activities are accounted for under the equity method.

  Securities Lending Program

    Securities lending transactions, whereby blocks of securities are loaned to third parties, primarily brokerage firms and commercial banks, are treated as financing arrangements and the associated liability is recorded at the amount of cash received. The Company obtains collateral at the inception of the loan, usually cash, in an amount generally equal to 102% of the estimated fair value of the securities loaned, and maintains it at a level greater than or equal to 100% for the duration of the loan. The Company is liable to return to the counterparties the cash collateral received. Security collateral on deposit from counterparties in connection with the securities lending transactions may not be sold or repledged, unless the counterparty is in default, and is not reflected in the financial statements. The Company monitors the estimated fair value of the securities loaned on a daily basis and additional collateral is obtained as necessary. Income and expenses associated with securities lending transactions are reported as investment income and investment expense, respectively, within net investment income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

 Derivatives

  Freestanding Derivatives

    Freestanding derivatives are carried in the Company's balance sheets either as assets within other invested assets or as liabilities within other liabilities at estimated fair value. The Company does not offset the fair value amounts recognized for derivatives executed with the same counterparty under the same master netting agreement.

    Accruals on derivatives are generally recorded in accrued investment income or within other liabilities. However, accruals that are not scheduled to settle within one year are included with the derivatives carrying value in other invested assets or other liabilities.

    If a derivative is not designated as an accounting hedge or its use in managing risk does not qualify for hedge accounting, changes in the estimated fair value of the derivative are reported in net derivative gains (losses) except as follows:

-------------------------------------------------------------------------------
  Statement of Operations Presentation:    Derivative:
-------------------------------------------------------------------------------
  Net investment income                  .  Economic hedges of equity method
                                            investments in joint ventures
                                         .  All derivatives held in relation
                                            to trading portfolios
-------------------------------------------------------------------------------

  Hedge Accounting

    To qualify for hedge accounting, at the inception of the hedging relationship, the Company formally documents its risk management objective and strategy for undertaking the hedging transaction, as well as its designation of the hedge. Hedge designation and financial statement presentation of changes in estimated fair value of the hedging derivatives are as follows:

   . Fair value hedge (a hedge of the estimated fair value of a recognized asset or liability) -- in net derivative gains (losses), consistent with the change in fair value of the hedged item attributable to the designated risk being hedged.
   . Cash flow hedge (a hedge of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability) -- effectiveness in OCI (deferred gains or losses on the derivative are reclassified into the statement of operations when the Company's earnings are affected by the variability in cash flows of the hedged item); ineffectiveness in net derivative gains (losses).

    The change in estimated fair values of the hedging derivatives are exclusive of any accruals that are separately reported in the statement of operations within interest income or interest expense to match the location of the hedged item.

    In its hedge documentation, the Company sets forth how the hedging instrument is expected to hedge the designated risks related to the hedged item and sets forth the method that will be used to retrospectively and prospectively assess the hedging instrument's effectiveness and the method that will be used to measure

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  ineffectiveness. A derivative designated as a hedging instrument must be assessed as being highly effective in offsetting the designated risk of the hedged item. Hedge effectiveness is formally assessed at inception and at least quarterly throughout the life of the designated hedging relationship. Assessments of hedge effectiveness and measurements of ineffectiveness are also subject to interpretation and estimation and different interpretations or estimates may have a material effect on the amount reported in net income.

    The Company discontinues hedge accounting prospectively when: (i) it is determined that the derivative is no longer highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item; (ii) the derivative expires, is sold, terminated, or exercised; (iii) it is no longer probable that the hedged forecasted transaction will occur; or (iv) the derivative is de-designated as a hedging instrument.

    When hedge accounting is discontinued because it is determined that the derivative is not highly effective in offsetting changes in the estimated fair value or cash flows of a hedged item, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized in net derivative gains (losses). The carrying value of the hedged recognized asset or liability under a fair value hedge is no longer adjusted for changes in its estimated fair value due to the hedged risk, and the cumulative adjustment to its carrying value is amortized into income over the remaining life of the hedged item. Provided the hedged forecasted transaction is still probable of occurrence, the changes in estimated fair value of derivatives recorded in OCI related to discontinued cash flow hedges are released into the statements of operations when the Company's earnings are affected by the variability in cash flows of the hedged item.

    When hedge accounting is discontinued because it is no longer probable that the forecasted transactions will occur on the anticipated date or within two months of that date, the derivative continues to be carried in the balance sheets at its estimated fair value, with changes in estimated fair value recognized currently in net derivative gains (losses). Deferred gains and losses of a derivative recorded in OCI pursuant to the discontinued cash flow hedge of a forecasted transaction that is no longer probable are recognized immediately in net derivative gains (losses).

    In all other situations in which hedge accounting is discontinued, the derivative is carried at its estimated fair value in the balance sheets, with changes in its estimated fair value recognized in the current period as net derivative gains (losses).

  Embedded Derivatives

    The Company sells variable annuities and issues certain insurance products and investment contracts and is a party to certain reinsurance agreements that have embedded derivatives. The Company assesses each identified embedded derivative to determine whether it is required to be bifurcated. The embedded derivative is bifurcated from the host contract and accounted for as a freestanding derivative if:

   . the combined instrument is not accounted for in its entirety at fair value with changes in fair value recorded in earnings;
   . the terms of the embedded derivative are not clearly and closely related to the economic characteristics of the host contract; and
   . a separate instrument with the same terms as the embedded derivative would qualify as a derivative instrument.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


    Such embedded derivatives are carried in the balance sheets at estimated fair value with the host contract and changes in their estimated fair value are generally reported in net derivative gains (losses). If the Company is unable to properly identify and measure an embedded derivative for separation from its host contract, the entire contract is carried on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income. Additionally, the Company may elect to carry an entire contract on the balance sheet at estimated fair value, with changes in estimated fair value recognized in the current period in net investment gains (losses) or net investment income if that contract contains an embedded derivative that requires bifurcation. At inception, the Company attributes to the embedded derivative a portion of the projected future guarantee fees to be collected from the policyholder equal to the present value of projected future guaranteed benefits. Any additional fees represent "excess" fees and are reported in universal life and investment-type product policy fees.

 Fair Value

   Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. In most cases, the exit price and the transaction (or entry) price will be the same at initial recognition.

   Subsequent to initial recognition, fair values are based on unadjusted quoted prices for identical assets or liabilities in active markets that are readily and regularly obtainable. When such quoted prices are not available, fair values are based on quoted prices in markets that are not active, quoted prices for similar but not identical assets or liabilities, or other observable inputs. If these inputs are not available, or observable inputs are not determinable, unobservable inputs and/or adjustments to observable inputs requiring management judgment are used to determine the estimated fair value of assets and liabilities.

 Goodwill

   Goodwill, which is included in other assets, represents the future economic benefits arising from net assets acquired in a business combination that are not individually identified and recognized. Goodwill is calculated as the excess of cost over the estimated fair value of such net assets acquired, is not amortized, and is tested for impairment based on a fair value approach at least annually or more frequently if events or circumstances indicate that there may be justification for conducting an interim test. The Company performs its annual goodwill impairment testing during the third quarter of each year based upon data as of the close of the second quarter. Goodwill associated with a business acquisition is not tested for impairment during the year the business is acquired unless there is a significant identified impairment event.

   The impairment test is performed at the reporting unit level, which is the operating segment or a business one level below the operating segment, if discrete financial information is prepared and regularly reviewed by management at that level. For purposes of goodwill impairment testing, if the carrying value of a reporting unit exceeds its estimated fair value, there may be an indication of impairment. In such instances, the implied fair value of the goodwill is determined in the same manner as the amount of goodwill that would be determined in a business combination. The excess of the carrying value of goodwill over the implied fair value of goodwill would be recognized as an impairment and recorded as a charge against net income.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   On an ongoing basis, the Company evaluates potential triggering events that may affect the estimated fair value of the Company's reporting units to assess whether any goodwill impairment exists. Deteriorating or adverse market conditions for certain reporting units may have an impact on the estimated fair value of these reporting units and could result in future impairments of goodwill.

 Employee Benefit Plans

   The Company sponsors and administers various qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering eligible employees and sales representatives who meet specified eligibility requirements of the sponsor and its participating affiliates. A December 31 measurement date is used for all of the Company's defined benefit pension and other postretirement benefit plans.

   The Company recognizes the funded status of the projected benefit obligation ("PBO") for pension benefits and the accumulated postretirement benefit obligation ("APBO") for other postretirement benefits for each of its plans. The Company recognizes an expense for differences between actual experience and estimates over the average future service period of participants. The actuarial gains (losses), prior service costs and credits not yet included in net periodic benefit costs are charged to accumulated OCI ("AOCI"), net of income tax.

   The Company also sponsors defined contribution plans for substantially all U.S. employees under which a portion of participant contributions is matched. Applicable matching contributions are made each payroll period. Accordingly, the Company recognizes compensation cost for current matching contributions. As all contributions are transferred currently as earned to the defined contribution plans, no liability for matching contributions is recognized in the balance sheets.

 Income Tax

   Metropolitan Life Insurance Company and all of its includable subsidiaries join with MetLife, Inc. and its includable subsidiaries in filing a consolidated U.S. life and non-life federal income tax return in accordance with the provisions of the Internal Revenue Code of 1986, as amended (the "Code"). Current taxes (and the benefits of tax attributes such as losses) are allocated to Metropolitan Life Insurance Company and its subsidiaries under the consolidated tax return regulations and a tax sharing agreement. Under the consolidated tax return regulations, MetLife, Inc. has elected the "percentage method" (and 100 percent under such method) of reimbursing companies for tax attributes such as losses. As a result, 100 percent of tax attributes such as losses are reimbursed by MetLife, Inc. to the extent that consolidated federal income tax of the consolidated federal tax return group is reduced in a year by tax attributes such as losses. Profitable subsidiaries pay to MetLife, Inc. each year the federal income tax which such profitable subsidiary would have paid that year based upon that year's taxable income. If Metropolitan Life Insurance Company or its includable subsidiaries has current or prior deductions and credits (including but not limited to losses) which reduce the consolidated tax liability of the consolidated federal tax return group, the deductions and credits are characterized as realized (or realizable) by Metropolitan Life Insurance Company and its includable subsidiaries when those tax attributes are realized (or realizable) by the consolidated federal tax return group, even if Metropolitan Life Insurance Company or its includable subsidiaries would not have realized the attributes on a stand-alone basis under a "wait and see" method.

   The Company's accounting for income taxes represents management's best estimate of various events and transactions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


   Deferred tax assets and liabilities resulting from temporary differences between the financial reporting and tax bases of assets and liabilities are measured at the balance sheet date using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse.

   The realization of deferred tax assets depends upon the existence of sufficient taxable income within the carryback or carryforward periods under the tax law in the applicable tax jurisdiction. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred income tax assets will not be realized. Factors in management's determination include the performance of the business and its ability to generate capital gains. Significant judgment is required in determining whether valuation allowances should be established, as well as the amount of such allowances. When making such determination, consideration is given to, among other things, the following:

  . future taxable income exclusive of reversing temporary differences and carryforwards;
  .  future reversals of existing taxable temporary differences;
  . taxable income in prior carryback years; and . tax planning strategies.

   The Company may be required to change its provision for income taxes in certain circumstances. Examples of such circumstances include when estimates used in determining valuation allowances on deferred tax assets significantly change or when receipt of new information indicates the need for adjustment in valuation allowances. Additionally, future events, such as changes in tax laws, tax regulations, or interpretations of such laws or regulations, could have an impact on the provision for income tax and the effective tax rate. Any such changes could significantly affect the amounts reported in the financial statements in the year these changes occur.

   The Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the financial statements. A tax position is measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement. Unrecognized tax benefits due to tax uncertainties that do not meet the threshold are included within other liabilities and are charged to earnings in the period that such determination is made.

   The Company classifies interest recognized as interest expense and penalties recognized as a component of income tax.

 Litigation Contingencies

   The Company is a party to a number of legal actions and is involved in a number of regulatory investigations. Given the inherent unpredictability of these matters, it is difficult to estimate the impact on the Company's financial position. Liabilities are established when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Except as otherwise disclosed in Note 17, legal costs are recognized as incurred. On a quarterly and annual basis, the Company reviews relevant information with respect to liabilities for litigation, regulatory investigations and litigation-related contingencies to be reflected in the Company's financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


 Other Accounting Policies

  Redeemable Noncontrolling Interests

    Redeemable noncontrolling interests associated with certain joint ventures and partially-owned consolidated subsidiaries are reported in the temporary section of the balance sheet.

  Stock-Based Compensation

    Stock-based compensation recognized in the Company's consolidated results of operations is allocated from MetLife, Inc. The accounting policies described below represent those that MetLife, Inc. applies in determining such allocated expenses.

    MetLife, Inc. grants certain employees and directors stock-based compensation awards under various plans that are subject to specific vesting conditions. With the exception of performance shares granted in 2013 which are remeasured quarterly, the cost of all stock-based transactions is measured at fair value at grant date and recognized over the period during which a grantee is required to provide services in exchange for the award. Although the terms of MetLife, Inc.'s stock-based plans do not accelerate vesting upon retirement, or the attainment of retirement eligibility, the requisite service period subsequent to attaining such eligibility is considered nonsubstantive. Accordingly, MetLife, Inc. recognizes compensation expense related to stock-based awards over the shorter of the requisite service period or the period to attainment of retirement eligibility. An estimation of future forfeitures of stock-based awards is incorporated into the determination of compensation expense when recognizing expense over the requisite service period.

  Cash and Cash Equivalents

    The Company considers all highly liquid securities and other investments purchased with an original or remaining maturity of three months or less at the date of purchase to be cash equivalents. Cash equivalents are stated at amortized cost, which approximates estimated fair value.

  Property, Equipment, Leasehold Improvements and Computer Software

    Property, equipment and leasehold improvements, which are included in other assets, are stated at cost, less accumulated depreciation and amortization. Depreciation is determined using the straight-line method over the estimated useful lives of the assets, as appropriate. The estimated life is generally 40 years for company occupied real estate property, from one to 25 years for leasehold improvements, and from three to seven years for all other property and equipment. The cost basis of the property, equipment and leasehold improvements was $1.2 billion and $1.7 billion at December 31, 2013 and 2012, respectively. Accumulated depreciation and amortization of property, equipment and leasehold improvements was $667 million and $1.0 billion at December 31, 2013 and 2012, respectively. Related depreciation and amortization expense was $115 million, $121 million and $118 million for the years ended December 31, 2013, 2012 and 2011, respectively.

    Computer software, which is included in other assets, is stated at cost, less accumulated amortization. Purchased software costs, as well as certain internal and external costs incurred to develop internal-use computer software during the application development stage, are capitalized. Such costs are amortized

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

  generally over a four-year period using the straight-line method. The cost basis of computer software was $1.0 billion and $902 million at December 31, 2013 and 2012, respectively. Accumulated amortization of capitalized software was $739 million and $611 million at December 31, 2013 and 2012, respectively. Related amortization expense was $144 million, $143 million and $145 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Other Revenues

    Other revenues include, in addition to items described elsewhere herein, advisory fees, broker-dealer commissions and fees, administrative service fees, and changes in account value relating to corporate-owned life insurance ("COLI"). Such fees and commissions are recognized in the period in which services are performed. Under certain COLI contracts, if the Company reports certain unlikely adverse results in its financial statements, withdrawals would not be immediately available and would be subject to market value adjustment, which could result in a reduction of the account value.

  Policyholder Dividends

    Policyholder dividends are approved annually by Metropolitan Life Insurance Company and its insurance subsidiaries' boards of directors. The aggregate amount of policyholder dividends is related to actual interest, mortality, morbidity and expense experience for the year, as well as management's judgment as to the appropriate level of statutory surplus to be retained by Metropolitan Life Insurance Company and its insurance subsidiaries.

  Foreign Currency

    Assets, liabilities and operations of foreign affiliates and subsidiaries, if any, are recorded based on the functional currency of each entity. The determination of the functional currency is made based on the appropriate economic and management indicators. The local currencies of foreign operations are the functional currencies. Assets and liabilities of foreign affiliates and subsidiaries, if any, are translated from the functional currency to U.S. dollars at the exchange rates in effect at each year-end and income and expense accounts are translated at the average exchange rates during the year. The resulting translation adjustments are charged or credited directly to OCI, net of applicable taxes. Gains and losses from foreign currency transactions, including the effect of re-measurement of monetary assets and liabilities to the appropriate functional currency, are reported as part of net investment gains (losses) in the period in which they occur.

Adoption of New Accounting Pronouncements

  Effective July 17, 2013, the Company adopted new guidance regarding derivatives that permits the Fed Funds Effective Swap Rate (or Overnight Index Swap Rate) to be used as a U.S. benchmark interest rate for hedge accounting purposes, in addition to the United States Treasury and London Interbank Offered Rate ("LIBOR"). Also, this new guidance removes the restriction on using different benchmark rates for similar hedges. The new guidance did not have a material impact on the financial statements upon adoption, but may impact the selection of benchmark interest rates for hedging relationships in the future.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)


  Effective January 1, 2013, the Company adopted new guidance regarding comprehensive income that requires an entity to provide information about the amounts reclassified out of AOCI by component. In addition, an entity is required to present, either on the face of the statement where net income is presented or in the notes, significant amounts reclassified out of AOCI by the respective line items of net income but only if the amount reclassified is required under GAAP to be reclassified to net income in its entirety in the same reporting period. For other amounts that are not required under GAAP to be reclassified in their entirety to net income, an entity is required to cross-reference to other disclosures required under GAAP that provide additional detail about those amounts. The adoption was prospectively applied and resulted in additional disclosures in Note 13.

  Effective January 1, 2013, the Company adopted new guidance regarding balance sheet offsetting disclosures which requires an entity to disclose information about offsetting and related arrangements for derivatives, including bifurcated embedded derivatives, repurchase and reverse repurchase agreements, and securities borrowing and lending transactions, to enable users of its financial statements to understand the effects of those arrangements on its financial position. Entities are required to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of financial position and instruments and transactions subject to an agreement similar to a master netting arrangement. The adoption was retrospectively applied and resulted in additional disclosures related to derivatives in Note 9.

  On January 1, 2012, the Company adopted new guidance regarding accounting for DAC, which was retrospectively applied. The guidance specifies that only costs related directly to successful acquisition of new or renewal contracts can be capitalized as DAC; all other acquisition-related costs must be expensed as incurred. As a result, certain sales manager compensation and administrative cost previously capitalized by the Company will no longer be deferred.

  On January 1, 2012, the Company adopted new guidance regarding comprehensive income, which was retrospectively applied, that provides companies with the option to present the total of comprehensive income, components of net income, and the components of OCI either in a single continuous statement of comprehensive income or in two separate but consecutive statements in annual financial statements. The standard eliminates the option to present components of OCI as part of the statement of changes in stockholders' equity. The Company adopted the two-statement approach for annual financial statements.

  Effective January 1, 2012, the Company adopted new guidance on goodwill impairment testing that simplifies how an entity tests goodwill for impairment. This new guidance allows an entity to first assess qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying value as a basis for determining whether it needs to perform the quantitative two-step goodwill impairment test. Only if an entity determines, based on qualitative assessment, that it is more likely than not that a reporting unit's fair value is less than its carrying value will it be required to calculate the fair value of the reporting unit. The qualitative assessment is optional and the Company is permitted to bypass it for any reporting unit in any period and begin its impairment analysis with the quantitative calculation. The Company is permitted to perform the qualitative assessment in any subsequent period.

  Effective January 1, 2012, the Company adopted new guidance regarding fair value measurements that establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP and International Financial Reporting Standards. Some of the amendments clarify the Financial Accounting Standards Board's ("FASB") intent on the application of existing

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

1. Business, Basis of Presentation and Summary of Significant Accounting Policies (continued)

fair value measurement requirements. Other amendments change a particular principle or requirement for measuring fair value or for disclosing information about fair value measurements. The adoption did not have a material impact on the Company's financial statements other than the expanded disclosures in Note 10.

Future Adoption of New Accounting Pronouncements

  In March 2013, the FASB issued new guidance regarding foreign currency (Accounting Standards Update ("ASU") 2013-05, Foreign Currency Matters (Topic
830): Parent's Accounting for the Cumulative Translation Adjustment upon Derecognition of Certain Subsidiaries or Groups of Assets within a Foreign Entity or of an Investment in a Foreign Entity), effective prospectively for fiscal years and interim reporting periods within those years beginning after December 15, 2013. The amendments require an entity that ceases to have a controlling financial interest in a subsidiary or group of assets within a foreign entity to apply the guidance in Subtopic 830-30, Foreign Currency Matters -- Translation of Financial Statements, to release any related cumulative translation adjustment into net income. Accordingly, the cumulative translation adjustment should be released into net income only if the sale or transfer results in the complete or substantially complete liquidation of the foreign entity in which the subsidiary or group of assets had resided. For an equity method investment that is a foreign entity, the partial sale guidance in section 830-30-40, Derecognition, still applies. As such, a pro rata portion of the cumulative translation adjustment should be released into net income upon a partial sale of such an equity method investment. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In February 2013, the FASB issued new guidance regarding liabilities (ASU 2013-04, Liabilities (Topic 405): Obligations Resulting from Joint and Several Liability Arrangements for Which the Total Amount of the Obligation Is Fixed at the Reporting Date), effective retrospectively for fiscal years beginning after December 15, 2013 and interim periods within those years. The amendments require an entity to measure obligations resulting from joint and several liability arrangements for which the total amount of the obligation within the scope of the guidance is fixed at the reporting date, as the sum of the amount the reporting entity agreed to pay on the basis of its arrangement among its co-obligors and any additional amount the reporting entity expects to pay on behalf of its co-obligors. In addition, the amendments require an entity to disclose the nature and amount of the obligation, as well as other information about the obligation. The Company does not expect the adoption of this new guidance to have a material impact on its financial statements.

  In July 2011, the FASB issued new guidance on other expenses (ASU 2011-06, Other Expenses (Topic 720): Fees Paid to the Federal Government by Health Insurers), effective for calendar years beginning after December 31, 2013. The objective of this standard is to address how health insurers should recognize and classify in their income statements fees mandated by the Patient Protection and Affordable Care Act, as amended by the Health Care and Education Reconciliation Act. The amendments in this standard specify that the liability for the fee should be estimated and recorded in full once the entity provides qualifying health insurance in the applicable calendar year in which the fee is payable with a corresponding deferred cost that is amortized to expense using the straight-line method of allocation unless another method better allocates the fee over the calendar year that it is payable. In accordance with the adoption of the new accounting pronouncement, on January 1, 2014, the Company recorded $55 million in other liabilities, and a corresponding deferred cost, in other assets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information


  The Company is organized into three segments: Retail; Group, Voluntary & Worksite Benefits; and Corporate Benefit Funding. In addition, the Company reports certain of its results of operations in Corporate & Other.

Retail

  The Retail segment offers a broad range of protection products and services and a variety of annuities to individuals and employees of corporations and other institutions, and is organized into two businesses: Life & Other and Annuities. Life & Other insurance products and services include variable life, universal life, term life and whole life products. Additionally, through broker-dealer affiliates, the Company offers a full range of mutual funds and other securities products. Life & Other products and services also include individual disability income products. Annuities includes a variety of variable and fixed annuities which provide for both asset accumulation and asset distribution needs.

Group, Voluntary & Worksite Benefits

  The Group, Voluntary & Worksite Benefits segment offers a broad range of protection products and services to individuals and corporations, as well as other institutions and their respective employees, and is organized into two businesses: Group and Voluntary & Worksite. Group insurance products and services include variable life, universal life and term life products. Group insurance products and services also include dental, group short- and long-term disability and accidental death & dismemberment coverages. The Voluntary & Worksite business includes LTC, prepaid legal plans and critical illness products.

Corporate Benefit Funding

  The Corporate Benefit Funding segment offers a broad range of annuity and investment products, including guaranteed interest products and other stable value products, income annuities, and separate account contracts for the investment management of defined benefit and defined contribution plan assets. This segment also includes structured settlements and certain products to fund postretirement benefits and company-, bank- or trust-owned life insurance used to finance non-qualified benefit programs for executives.

Corporate & Other

  Corporate & Other contains the excess capital not allocated to the segments, enterprise-wide strategic initiative restructuring charges, various start-up and certain run-off businesses, the Company's ancillary international operations, interest expense related to the majority of the Company's outstanding debt, as well as expenses associated with certain legal proceedings and income tax audit issues. Start-up businesses include direct and digital marketing products. In addition, starting in 2013, Corporate & Other includes ancillary U.S. sponsored direct business, comprised of group and individual products sold through sponsoring organizations and affinity groups. Corporate & Other also includes our investment management business through which we offer fee-based investment management services to institutional clients. Additionally, Corporate & Other includes the elimination of intersegment amounts, which generally relate to intersegment loans, which bear interest rates commensurate with related borrowings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


Financial Measures and Segment Accounting Policies

  Operating earnings is the measure of segment profit or loss the Company uses to evaluate segment performance and allocate resources. Consistent with GAAP guidance for segment reporting, operating earnings is the Company's measure of segment performance and is reported below. Operating earnings should not be viewed as a substitute for income (loss) from continuing operations, net of income tax. The Company believes the presentation of operating earnings as the Company measures it for management purposes enhances the understanding of its performance by highlighting the results of operations and the underlying profitability drivers of the business.

  Operating earnings is defined as operating revenues less operating expenses, both net of income tax.

  Operating revenues excludes net investment gains (losses) and net derivative gains (losses).

  The following additional adjustments are made to GAAP revenues, in the line items indicated, in calculating operating revenues:

    . Universal life and investment-type product policy fees excludes the amortization of unearned revenue related to net investment gains (losses) and net derivative gains (losses) and certain variable annuity GMIB fees ("GMIB Fees"); and

    . Net investment income: (i) includes amounts for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment, (ii) includes income from discontinued real estate operations, (iii) excludes post-tax operating earnings adjustments relating to insurance joint ventures accounted for under the equity method, and (iv) excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP.

       The following adjustments are made to GAAP expenses, in the line items indicated, in calculating operating expenses:

    .  Policyholder benefits and claims and policyholder dividends excludes:
       (i) changes in the policyholder dividend obligation related to net investment gains (losses) and net derivative gains (losses),
       (ii) amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets, (iii) benefits and hedging costs related to GMIBs ("GMIB Costs"), and
       (iv) market value adjustments associated with surrenders or terminations of contracts ("Market Value Adjustments");

    . Interest credited to policyholder account balances includes adjustments for scheduled periodic settlement payments and amortization of premium on derivatives that are hedges of PABs but do not qualify for hedge accounting treatment;

    . Amortization of DAC and VOBA excludes amounts related to: (i) net investment gains (losses) and net derivative gains (losses), (ii) GMIB Fees and GMIB Costs, and (iii) Market Value Adjustments;

    . Interest expense on debt excludes certain amounts related to securitization entities that are VIEs consolidated under GAAP; and

    . Other expenses excludes costs related to noncontrolling interests and goodwill impairments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


  Set forth in the tables below is certain financial information with respect to the Company's segments, as well as Corporate & Other, for the years ended December 31, 2013, 2012 and 2011 and at December 31, 2013 and 2012. The segment accounting policies are the same as those used to prepare the Company's consolidated financial statements, except for operating earnings adjustments as defined above. In addition, segment accounting policies include the method of capital allocation described below.

  Economic capital is an internally developed risk capital model, the purpose of which is to measure the risk in the business and to provide a basis upon which capital is deployed. The economic capital model accounts for the unique and specific nature of the risks inherent in MetLife, Inc.'s and the Company's business.

  MetLife, Inc.'s economic capital model aligns segment allocated equity with emerging standards and consistent risk principles. The model applies statistics-based risk evaluation principles to the material risks to which the Company is exposed. These consistent risk principles include calibrating required economic capital shock factors to a specific confidence level and time horizon and applying an industry standard method for the inclusion of diversification benefits among risk types.

  Segment net investment income is credited or charged based on the level of allocated equity; however, changes in allocated equity do not impact the Company's consolidated net investment income, operating earnings or income
(loss) from continuing operations, net of income tax.

  Net investment income is based upon the actual results of each segment's specifically identifiable investment portfolios adjusted for allocated equity. Other costs are allocated to each of the segments based upon: (i) a review of the nature of such costs; (ii) time studies analyzing the amount of employee compensation costs incurred by each segment; and (iii) cost estimates included in the Company's product pricing.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)


                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2013                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,992 $  13,732  $    2,675 $      76 $   20,475  $     --     $ 20,475
Universal life and investment-type product
 policy fees...............................      1,397       688         211        --      2,296        67        2,363
Net investment income......................      5,385     1,790       4,611       431     12,217     (432)       11,785
Other revenues.............................        328       404         273       694      1,699        --        1,699
Net investment gains (losses)..............         --        --          --        --         --        48           48
Net derivative gains (losses)..............         --        --          --        --         --   (1,070)      (1,070)
                                            ---------- ---------  ---------- --------- ----------  --------     --------
  Total revenues...........................     11,102    16,614       7,770     1,201     36,687   (1,387)       35,300
                                            ---------- ---------  ---------- --------- ----------  --------     --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,246    13,191       4,723        67     24,227        10       24,237
Interest credited to policyholder account
 balances..................................        988       156       1,092        --      2,236        17        2,253
Capitalization of DAC......................      (517)      (20)        (25)        --      (562)        --        (562)
Amortization of DAC and VOBA...............        447        25          19        --        491     (230)          261
Interest expense on debt...................          5         1          10       134        150         3          153
Other expenses.............................      2,280     1,988         489     1,348      6,105        31        6,136
                                            ---------- ---------  ---------- --------- ----------  --------     --------
  Total expenses...........................      9,449    15,341       6,308     1,549     32,647     (169)       32,478
                                            ---------- ---------  ---------- --------- ----------  --------     --------
Provision for income tax expense (benefit).        579       446         512     (421)      1,116     (435)          681
                                            ---------- ---------  ---------- --------- ----------               --------
Operating earnings......................... $    1,074 $     827  $      950 $      73      2,924
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                               (1,387)
  Total expenses...........................                                                   169
  Provision for income tax (expense)
   benefit.................................                                                   435
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,141               $  2,141
                                                                                       ==========               ========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2013                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  174,853 $  41,059  $  188,960 $  27,911 $  432,783
Separate account assets.................... $   59,217 $     644  $   74,935 $      -- $  134,796
Separate account liabilities............... $   59,217 $     644  $   74,935 $      -- $  134,796

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                             Operating Earnings
                                            -----------------------------------------------------
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate                           Total
Year Ended December 31, 2012                  Retail    Benefits   Funding    & Other    Total    Adjustments Consolidated
------------------------------------------- ---------- ---------- ---------- --------- ---------- ----------- ------------
                                                                            (In millions)
Revenues
Premiums................................... $    3,997 $  13,274  $    2,608 $       1 $   19,880   $   --      $ 19,880
Universal life and investment-type product
 policy fees...............................      1,332       663         194        --      2,189       50         2,239
Net investment income......................      5,384     1,680       4,519       554     12,137    (285)        11,852
Other revenues.............................        265       398         252       815      1,730       --         1,730
Net investment gains (losses)..............         --        --          --        --         --    (330)         (330)
Net derivative gains (losses)..............         --        --          --        --         --      675           675
                                            ---------- ---------  ---------- --------- ----------   ------      --------
  Total revenues...........................     10,978    16,015       7,573     1,370     35,936      110        36,046
                                            ---------- ---------  ---------- --------- ----------   ------      --------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................      6,294    12,580       4,552       (1)     23,425      139        23,564
Interest credited to policyholder account
 balances..................................      1,002       167       1,192        --      2,361       29         2,390
Capitalization of DAC......................      (584)      (24)        (24)        --      (632)       --         (632)
Amortization of DAC and VOBA...............        656        29          12         2        699      292           991
Interest expense on debt...................          5         1           9       133        148        4           152
Other expenses.............................      2,341     1,901         438     1,196      5,876        7         5,883
                                            ---------- ---------  ---------- --------- ----------   ------      --------
  Total expenses...........................      9,714    14,654       6,179     1,330     31,877      471        32,348
                                            ---------- ---------  ---------- --------- ----------   ------      --------
Provision for income tax expense (benefit).        442       477         488     (236)      1,171    (116)         1,055
                                            ---------- ---------  ---------- --------- ----------               --------
Operating earnings......................... $      822 $     884  $      906 $     276      2,888
                                            ========== =========  ========== =========
Adjustments to:
  Total revenues...........................                                                   110
  Total expenses...........................                                                 (471)
  Provision for income tax (expense)
   benefit.................................                                                   116
                                                                                       ----------
Income (loss) from continuing operations,
 net of income tax.........................                                            $    2,643               $  2,643
                                                                                       ==========               ========
                                                         Group,
                                                       Voluntary  Corporate
                                                       & Worksite  Benefit   Corporate
At December 31, 2012                          Retail    Benefits   Funding    & Other    Total
------------------------------------------- ---------- ---------- ---------- --------- ----------
                                                                (In millions)

Total assets............................... $  171,050 $  41,362  $  183,856 $  32,996 $  429,264
Separate account assets.................... $   50,572 $     532  $   69,867 $      -- $  120,971
Separate account liabilities............... $   50,572 $     532  $   69,867 $      -- $  120,971

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

                                                           Operating Earnings
                                            -------------------------------------------------
                                                       Group,
                                                     Voluntary  Corporate
                                                     & Worksite  Benefit  Corporate                          Total
Year Ended December 31, 2011                 Retail   Benefits   Funding   & Other    Total   Adjustments Consolidated
------------------------------------------- -------- ---------- --------- --------- --------- ----------- ------------
                                                                          (In millions)
Revenues
Premiums................................... $  4,022 $  12,487  $  1,778  $      1  $  18,288 $       --   $  18,288
Universal life and investment-type product
 policy fees...............................    1,334       630       197        --      2,161         41       2,202
Net investment income......................    5,363     1,682     4,312       385     11,742      (127)      11,615
Other revenues.............................      226       374       242       966      1,808         --       1,808
Net investment gains (losses)..............       --        --        --        --         --        132         132
Net derivative gains (losses)..............       --        --        --        --         --      1,578       1,578
                                            -------- ---------  --------  --------  --------- ----------   ---------
  Total revenues...........................   10,945    15,173     6,529     1,352     33,999      1,624      35,623
                                            -------- ---------  --------  --------  --------- ----------   ---------
Expenses
Policyholder benefits and claims and
 policyholder dividends....................    6,425    11,880     3,683         4     21,992         44      22,036
Interest credited to policyholder account
 balances..................................    1,000       178     1,140        --      2,318         54       2,372
Capitalization of DAC......................    (622)      (84)      (18)        --      (724)         --       (724)
Amortization of DAC and VOBA...............      681        95        14         1        791         84         875
Interest expense on debt...................        5        --         8       172        185          9         194
Other expenses.............................    2,564     1,837       472     1,247      6,120          6       6,126
                                            -------- ---------  --------  --------  --------- ----------   ---------
  Total expenses...........................   10,053    13,906     5,299     1,424     30,682        197      30,879
                                            -------- ---------  --------  --------  --------- ----------   ---------
Provision for income tax expense
 (benefit).................................      314       445       432     (229)        962        498       1,460
                                            -------- ---------  --------  --------  ---------              ---------
Operating earnings......................... $    578 $     822  $    798  $    157      2,355
                                            ======== =========  ========  ========
Adjustments to:
  Total revenues...........................                                             1,624
  Total expenses...........................                                             (197)
  Provision for income tax
   (expense) benefit.......................                                             (498)
                                                                                    ---------
Income (loss) from continuing
 operations, net of income tax.............                                         $   3,284              $   3,284
                                                                                    =========              =========

  The following table presents total premiums, universal life and investment-type product policy fees and other revenues by major product groups of the Company's segments, as well as Corporate & Other:

                                           Years Ended December 31,
                                         -----------------------------
                                           2013      2012      2011
                                         --------- --------- ---------
                                                 (In millions)
          Life insurance (1)............ $  17,489 $  17,224 $  16,209
          Accident and health insurance.     6,873     6,458     5,940
          Non-insurance.................       175       167       149
                                         --------- --------- ---------
           Total........................ $  24,537 $  23,849 $  22,298
                                         ========= ========= =========

--------

(1) Includes annuities and corporate benefit funding products.

  Revenues derived from one Group, Voluntary & Worksite Benefits customer were $2.5 billion, $2.5 billion and $2.4 billion for the years ended December 31, 2013, 2012 and 2011, respectively, which represented 10%,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

2. Segment Information (continued)

11% and 11%, respectively, of consolidated premiums, universal life and investment-type product policy fees and other revenues. Revenues derived from any other customer did not exceed 10% of consolidated premiums, universal life and investment-type product policy fees and other revenues for the years ended December 31, 2013, 2012 and 2011. Substantially all of the Company's consolidated premiums, universal life & investment-type product policy fees and other revenues originated in the U.S.

3. Discontinued Operations

  The following table summarizes the amounts that have been reflected as discontinued operations in the consolidated statements of operations. Income
(loss) from discontinued operations includes real estate classified as held-for-sale or sold.

                                                                  Years Ended December 31,
                                                                  -----------------------
                                                                   2013     2012    2011
                                                                  -------  ------- -------
                                                                       (In millions)
Total revenues................................................... $     2  $    62 $   105
Total expenses...................................................      --       --      --
                                                                  -------  ------- -------
Income (loss) before provision for income tax....................       2       62     105
Provision for income tax expense (benefit).......................       1       22      37
                                                                  -------  ------- -------
Income (loss) from operations of discontinued operations, net of
  income tax.....................................................       1       40      68
Gain (loss) on disposal of operations, net of income tax.........      --       --     (7)
                                                                  -------  ------- -------
Income (loss) from discontinued operations, net of income tax.... $     1  $    40 $    61
                                                                  =======  ======= =======

4. Insurance

Insurance Liabilities

  Insurance liabilities, including affiliated insurance liabilities on reinsurance assumed and ceded, are comprised of future policy benefits, PABs and other policy-related balances. Information regarding insurance liabilities by segment, as well as Corporate & Other, was as follows at:

                                                    December 31,
                                                ---------------------
                                                   2013       2012
                                                ---------- ----------
                                                    (In millions)
          Retail............................... $   91,575 $   92,322
          Group, Voluntary & Worksite Benefits.     28,035     28,517
          Corporate Benefit Funding............     89,941     93,051
          Corporate & Other....................        581        475
                                                ---------- ----------
           Total............................... $  210,132 $  214,365
                                                ========== ==========

  See Note 6 for discussion of affiliated reinsurance liabilities included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Future policy benefits are measured as follows:

  Product Type:                        Measurement Assumptions:
  ---------------------------------------------------------------------------
  Participating life                   Aggregate of (i) net level premium
                                       reserves for death and endowment
                                       policy benefits (calculated based
                                       upon the non-forfeiture interest
                                       rate, ranging from 3% to 7%, and
                                       mortality rates guaranteed in
                                       calculating the cash surrender values
                                       described in such contracts); and
                                       (ii) the liability for terminal
                                       dividends.
  ---------------------------------------------------------------------------
  Nonparticipating life                Aggregate of the present value of
                                       expected future benefit payments and
                                       related expenses less the present
                                       value of expected future net
                                       premiums. Assumptions as to mortality
                                       and persistency are based upon the
                                       Company's experience when the basis
                                       of the liability is established.
                                       Interest rate assumptions for the
                                       aggregate future policy benefit
                                       liabilities range from 2% to 10%.
  ---------------------------------------------------------------------------
  Individual and group traditional     Present value of expected future
  fixed annuities after annuitization  payments. Interest rate assumptions used in establishing such liabilities
                                       range from 1% to 11%.
  ---------------------------------------------------------------------------
  Non-medical health insurance         The net level premium method and
                                       assumptions as to future morbidity,
                                       withdrawals and interest, which
                                       provide a margin for adverse
                                       deviation. Interest rate assumptions
                                       used in establishing such liabilities
                                       range from 4% to 7%.
  ---------------------------------------------------------------------------
  Disabled lives                       Present value of benefits method and
                                       experience assumptions as to claim
                                       terminations, expenses and interest.
                                       Interest rate assumptions used in
                                       establishing such liabilities range
                                       from 2% to 8%.
  ---------------------------------------------------------------------------

  Participating business represented 5% of the Company's life insurance in-force at both December 31, 2013 and 2012. Participating policies represented 28%, 29% and 32% of gross life insurance premiums for the years ended
December 31, 2013, 2012 and 2011, respectively.

  PABs are equal to: (i) policy account values, which consist of an accumulation of gross premium payments (ii) credited interest, ranging from 1% to 13%, less expenses, mortality charges and withdrawals; and (iii) fair value adjustments relating to business combinations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Guarantees

  The Company issues variable annuity products with guaranteed minimum benefits. The non-life contingent portion of GMWBs and the portion of certain GMIBs that does not require annuitization are accounted for as embedded derivatives in PABs and are further discussed in Note 9. Guarantees accounted for as insurance liabilities include:

Guarantee:                                       Measurement Assumptions:
-------------------------------------------------------------------------------------------------
GMDBs  .  A return of purchase payment upon   Present value of expected death benefits in
          death even if the account value is    excess of the projected account balance
          reduced to zero.                      recognizing the excess ratably over the
                                                accumulation period based on the present
                                                value of total expected assessments.
-------------------------------------------------------------------------------------------------

       .  An enhanced death benefit may be    Assumptions are consistent with those used
          available for an additional fee.      for amortizing DAC, and are thus subject to
                                                the same variability and risk.

                                              Investment performance and volatility
                                                assumptions are consistent with the historical
                                                experience of the appropriate underlying
                                                equity index, such as the S&P 500 Index.

                                              Benefit assumptions are based on the average
                                                benefits payable over a range of scenarios.
-------------------------------------------------------------------------------------------------
GMIBs  .  After a specified period of time    Present value of expected income benefits in
          determined at the time of issuance    excess of the projected account balance at
          of the variable annuity contract,     any future date of annuitization and
          a minimum accumulation of purchase    recognizing the excess ratably over the
          payments, even if the account         accumulation period based on present value
          value is reduced to zero, that can    of total expected assessments.
          be annuitized to receive a monthly
          income stream that is not less
          than a specified amount.
       .  Certain contracts also provide for  Assumptions are consistent with those used
          a guaranteed lump sum return of       for estimating GMDB liabilities.
          purchase premium in lieu of the
          annuitization benefit.

                                              Calculation incorporates an assumption for
                                                the percentage of the potential annuitizations
                                                that may be elected by the contractholder.
-------------------------------------------------------------------------------------------------
GMWBs. .  A return of purchase payment via    Expected value of the life contingent
          partial withdrawals, even if the      payments and expected assessments using
          account value is reduced to zero,     assumptions consistent with those used for
          provided that cumulative              estimating the GMDB liabilities.
          withdrawals in a contract year do
          not exceed a certain limit.

       .  Certain contracts include
          guaranteed withdrawals that are
          life contingent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  The Company also issues annuity contracts that apply a lower rate on funds deposited if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize ("two tier annuities"). These guarantees include benefits that are payable in the event of death, maturity or at annuitization. Additionally, the Company issues universal and variable life contracts where the Company contractually guarantees to the contractholder a secondary guarantee or a guaranteed paid-up benefit.

  Information regarding the liabilities for guarantees (excluding base policy liabilities and embedded derivatives) relating to annuity and universal and variable life contracts was as follows:

                                                 Universal and Variable
                               Annuity Contracts    Life Contracts
                               ----------------  ---------------------
                                                 Secondary    Paid-Up
                                GMDBs    GMIBs   Guarantees  Guarantees  Total
                               -------  -------- ----------  ---------- --------
                                                (In millions)
 Direct
 Balance at January 1, 2011... $    61  $    113  $    246    $    49   $    469
 Incurred guaranteed benefits.      30        45        15          9         99
 Paid guaranteed benefits.....     (7)        --        --         --        (7)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      84       158       261         58        561
 Incurred guaranteed benefits.      31       174        79         10        294
 Paid guaranteed benefits.....     (6)        --        --         --        (6)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.     109       332       340         68        849
 Incurred guaranteed benefits.      44        58        77          6        185
 Paid guaranteed benefits.....     (5)        --        --         --        (5)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013  $   148  $    390  $    417    $    74   $  1,029
                               =======  ========  ========    =======   ========
 Ceded
 Balance at January 1, 2011... $    44  $     36  $    209    $    34   $    323
 Incurred guaranteed benefits.      25        16         3          7         51
 Paid guaranteed benefits.....     (7)        --        --         --        (7)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      62        52       212         41        367
 Incurred guaranteed benefits.      30        58        53          6        147
 Paid guaranteed benefits.....     (6)        --        --         --        (6)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.      86       110       265         47        508
 Incurred guaranteed benefits.      39        14        49          4        106
 Paid guaranteed benefits.....     (5)        --        --         --        (5)
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013. $   120  $    124  $    314    $    51   $    609
                               =======  ========  ========    =======   ========
 Net
 Balance at January 1, 2011... $    17  $     77  $     37    $    15   $    146
 Incurred guaranteed benefits.       5        29        12          2         48
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2011.      22       106        49         17        194
 Incurred guaranteed benefits.       1       116        26          4        147
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2012.      23       222        75         21        341
 Incurred guaranteed benefits.       5        44        28          2         79
 Paid guaranteed benefits.....      --        --        --         --         --
                               -------  --------  --------    -------   --------
 Balance at December 31, 2013. $    28  $    266  $    103    $    23   $    420
                               =======  ========  ========    =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Account balances of contracts with insurance guarantees were invested in separate account asset classes as follows at:

                                          December 31,
                                       -------------------
                                         2013      2012
                                       --------- ---------
                                          (In millions)
                      Fund Groupings:
                      Equity.......... $  24,915 $  20,475
                      Balanced........    22,481    19,235
                      Bond............     4,551     4,771
                      Money Market....       179       192
                                       --------- ---------
                       Total.......... $  52,126 $  44,673
                                       ========= =========

  Based on the type of guarantee, the Company defines net amount at risk as listed below. These amounts include direct business, but exclude offsets from hedging or reinsurance, if any.

 Variable Annuity Guarantees

  In the Event of Death

    Defined as the death benefit less the total contract account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date and includes any additional contractual claims associated with riders purchased to assist with covering income taxes payable upon death.

  At Annuitization

    Defined as the amount (if any) that would be required to be added to the total contract account value to purchase a lifetime income stream, based on current annuity rates, equal to the minimum amount provided under the guaranteed benefit. This amount represents the Company's potential economic exposure to such guarantees in the event all contractholders were to annuitize on the balance sheet date, even though the contracts contain terms that allow annuitization of the guaranteed amount only after the 10th anniversary of the contract, which not all contractholders have achieved.

 Two Tier Annuities

   Defined as the excess of the upper tier, adjusted for a profit margin, less the lower tier, as of the balance sheet date. These contracts apply a lower rate on funds if the contractholder elects to surrender the contract for cash and a higher rate if the contractholder elects to annuitize.

 Universal and Variable Life Contracts

   Defined as the guarantee amount less the account value, as of the balance sheet date. It represents the amount of the claim that the Company would incur if death claims were filed on all contracts on the balance sheet date.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


   Information regarding the types of guarantees relating to annuity contracts and universal and variable life contracts was as follows at:

                                                                    December 31,
                                              ---------------------------------------------------------
                                                          2013                         2012
                                              ---------------------------- ----------------------------
                                                  In the          At           In the          At
                                              Event of Death Annuitization Event of Death Annuitization
                                              -------------- ------------- -------------- -------------
                                                                    (In millions)
Annuity Contracts (1)
Variable Annuity Guarantees
Total contract account value.................  $    62,763    $    28,934   $    55,469    $    24,229
Separate account value.......................  $    50,700    $    27,738   $    43,327    $    22,963
Net amount at risk...........................  $       641    $       123   $       902    $       845
Average attained age of contractholders......     64 years       62 years      64 years       60 years
Two Tier Annuities
General account value........................          N/A    $       397           N/A    $       274
Net amount at risk...........................          N/A    $       123           N/A    $        48
Average attained age of contractholders......          N/A       54 years           N/A       64 years

                                                                    December 31,
                                              ---------------------------------------------------------
                                                          2013                         2012
                                              ---------------------------- ----------------------------
                                                Secondary       Paid-Up      Secondary       Paid-Up
                                                Guarantees    Guarantees     Guarantees    Guarantees
                                              -------------- ------------- -------------- -------------
                                                                    (In millions)
Universal and Variable Life Contracts (1)
Account value (general and separate account).  $     7,871    $     1,125   $     6,958    $     1,163
Net amount at risk...........................  $    81,888    $     8,701   $    85,216    $     9,299
Average attained age of policyholders........     53 years       59 years      52 years       59 years

--------

(1)The Company's annuity and life contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed above may not be mutually exclusive.

Obligations Under Funding Agreements

  The Company issues fixed and floating rate funding agreements, which are denominated in either U.S. dollars or foreign currencies, to certain special purpose entities ("SPEs") that have issued either debt securities or commercial paper for which payment of interest and principal is secured by such funding agreements. During the years ended December 31, 2013, 2012 and 2011, the Company issued $26.8 billion, $24.7 billion and $27.4 billion, respectively, and repaid $25.1 billion, $21.5 billion and $28.2 billion, respectively, of such funding agreements. At December 31, 2013 and 2012, liabilities for funding agreements outstanding, which are included in PABs, were $26.0 billion and $23.9 billion, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


  Metropolitan Life Insurance Company and General American Life Insurance Company ("GALIC"), a subsidiary, are members of regional banks in the FHLB system ("FHLBanks"). Holdings of common stock of FHLBanks, included in equity securities, were as follows at:

                                           December 31,
                                           -------------
                                            2013   2012
                                           ------ ------
                                           (In millions)
                       FHLB of NY......... $  700 $  736
                       FHLB of Des Moines. $   50 $   55

  The Company has also entered into funding agreements with FHLBanks and the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the U.S. ("Farmer Mac"). The liability for such funding agreements is included in PABs. Information related to such funding agreements was as follows at:

                                 Liability              Collateral
                            ------------------- ---------------------------
                                             December 31,
                            -----------------------------------------------
                              2013      2012        2013          2012
                            --------- --------- ------------- -------------
                                             (In millions)
    FHLB of NY (1)......... $  12,770 $  13,512 $  14,287 (2) $  14,611 (2)
    Farmer Mac (3)......... $   2,550 $   2,550 $       2,929 $       2,929
    FHLB of Des Moines (1). $   1,000 $   1,000 $   1,118 (2) $   1,298 (2)

--------

(1)Represents funding agreements issued to the applicable FHLBank in exchange for cash and for which such FHLBank has been granted a lien on certain assets, some of which are in the custody of such FHLBank, including residential mortgage-backed securities ("RMBS"), to collateralize obligations under advances evidenced by funding agreements. The Company is permitted to withdraw any portion of the collateral in the custody of such FHLBank as long as there is no event of default and the remaining qualified collateral is sufficient to satisfy the collateral maintenance level. Upon any event of default by the Company, such FHLBank's recovery on the collateral is limited to the amount of the Company's liability to such FHLBank.

(2)Advances are collateralized by mortgage-backed securities. The amount of collateral presented is at estimated fair value.

(3)Represents funding agreements issued to certain SPEs that have issued debt securities for which payment of interest and principal is secured by such funding agreements, and such debt securities are also guaranteed as to payment of interest and principal by Farmer Mac. The obligations under these funding agreements are secured by a pledge of certain eligible agricultural real estate mortgage loans and may, under certain circumstances, be secured by other qualified collateral. The amount of collateral presented is at carrying value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

4. Insurance (continued)


Liabilities for Unpaid Claims and Claim Expenses

  Information regarding the liabilities for unpaid claims and claim expenses relating to, group accident and non-medical health policies and contracts, which are reported in future policy benefits and other policy-related balances, was as follows:

                                            Years Ended December 31,
                                           --------------------------
                                             2013     2012     2011
                                           -------- -------- --------
                                                 (In millions)
          Balance at January 1,........... $  6,826 $  6,622 $  6,539
           Less: Reinsurance recoverables.      301      324      448
                                           -------- -------- --------
          Net balance at January 1,.......    6,525    6,298    6,091
                                           -------- -------- --------
          Incurred related to:
           Current year...................    4,762    4,320    3,856
           Prior years (1)................     (12)     (42)     (79)
                                           -------- -------- --------
             Total incurred...............    4,750    4,278    3,777
                                           -------- -------- --------
          Paid related to:
           Current year...................  (3,035)  (2,626)  (2,282)
           Prior years....................  (1,508)  (1,425)  (1,288)
                                           -------- -------- --------
             Total paid...................  (4,543)  (4,051)  (3,570)
                                           -------- -------- --------
          Net balance at December 31,.....    6,732    6,525    6,298
           Add: Reinsurance recoverables..      290      301      324
                                           -------- -------- --------
          Balance at December 31,......... $  7,022 $  6,826 $  6,622
                                           ======== ======== ========

--------

(1)During 2013, 2012 and 2011, as a result of changes in estimates of insured events in the respective prior year, claims and claim adjustment expenses associated with prior years decreased due to a reduction in prior year dental and accidental death and dismemberment claims and improved loss ratio for non-medical health claim liabilities.

Separate Accounts

  Separate account assets and liabilities include two categories of account types: pass-through separate accounts totaling $83.1 billion and $71.7 billion at December 31, 2013 and 2012, respectively, for which the policyholder assumes all investment risk, and separate accounts for which the Company contractually guarantees either a minimum return or account value to the policyholder which totaled $51.7 billion and $49.3 billion at December 31, 2013 and 2012, respectively. The latter category consisted primarily of funding agreements and participating close-out contracts. The average interest rate credited on these contracts was 2.23% and 2.80% at December 31, 2013 and 2012, respectively.

  For the years ended December 31, 2013, 2012 and 2011, there were no investment gains (losses) on transfers of assets from the general account to the separate accounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles

  See Note 1 for a description of capitalized acquisition costs.

Nonparticipating and Non-Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts (term insurance, nonparticipating whole life insurance, traditional group life insurance, and non-medical health insurance) over the appropriate premium paying period in proportion to the historic actual and expected future gross premiums that were set at contract issue. The expected premiums are based upon the premium requirement of each policy and assumptions for mortality, morbidity, persistency and investment returns at policy issuance, or policy acquisition (as it relates to VOBA), include provisions for adverse deviation, and are consistent with the assumptions used to calculate future policyholder benefit liabilities. These assumptions are not revised after policy issuance or acquisition unless the DAC or VOBA balance is deemed to be unrecoverable from future expected profits. Absent a premium deficiency, variability in amortization after policy issuance or acquisition is caused only by variability in premium volumes.

Participating, Dividend-Paying Traditional Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross margins. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The future gross margins are dependent principally on investment returns, policyholder dividend scales, mortality, persistency, expenses to administer the business, creditworthiness of reinsurance counterparties and certain economic variables, such as inflation. For participating contracts within the closed block (dividend-paying traditional contracts) future gross margins are also dependent upon changes in the policyholder dividend obligation. See Note 7. Of these factors, the Company anticipates that investment returns, expenses, persistency and other factor changes, as well as policyholder dividend scales are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross margins with the actual gross margins for that period. When the actual gross margins change from previously estimated gross margins, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross margins exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross margins are below the previously estimated gross margins. Each reporting period, the Company also updates the actual amount of business in-force, which impacts expected future gross margins. When expected future gross margins are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross margins are above the previously estimated expected future gross margins. Each period, the Company also reviews the estimated gross margins for each block of business to determine the recoverability of DAC and VOBA balances.

Fixed and Variable Universal Life Contracts and Fixed and Variable Deferred Annuity Contracts

  The Company amortizes DAC and VOBA related to these contracts over the estimated lives of the contracts in proportion to actual and expected future gross profits. The amortization includes interest based on rates in effect at inception or acquisition of the contracts. The amount of future gross profits is dependent principally upon returns in excess of the amounts credited to policyholders, mortality, persistency, interest crediting rates, expenses to administer the business, creditworthiness of reinsurance counterparties, the effect of any hedges used

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)

and certain economic variables, such as inflation. Of these factors, the Company anticipates that investment returns, expenses and persistency are reasonably likely to impact significantly the rate of DAC and VOBA amortization. Each reporting period, the Company updates the estimated gross profits with the actual gross profits for that period. When the actual gross profits change from previously estimated gross profits, the cumulative DAC and VOBA amortization is re-estimated and adjusted by a cumulative charge or credit to current operations. When actual gross profits exceed those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the actual gross profits are below the previously estimated gross profits. Each reporting period, the Company also updates the actual amount of business remaining in-force, which impacts expected future gross profits. When expected future gross profits are below those previously estimated, the DAC and VOBA amortization will increase, resulting in a current period charge to earnings. The opposite result occurs when the expected future gross profits are above the previously estimated expected future gross profits. Each period, the Company also reviews the estimated gross profits for each block of business to determine the recoverability of DAC and VOBA balances.

Factors Impacting Amortization

  Separate account rates of return on variable universal life contracts and variable deferred annuity contracts affect in-force account balances on such contracts each reporting period, which can result in significant fluctuations in amortization of DAC and VOBA. Returns that are higher than the Company's long-term expectation produce higher account balances, which increases the Company's future fee expectations and decreases future benefit payment expectations on minimum death and living benefit guarantees, resulting in higher expected future gross profits. The opposite result occurs when returns are lower than the Company's long-term expectation. The Company's practice to determine the impact of gross profits resulting from returns on separate accounts assumes that long-term appreciation in equity markets is not changed by short-term market fluctuations, but is only changed when sustained interim deviations are expected. The Company monitors these events and only changes the assumption when its long-term expectation changes.

  The Company also periodically reviews other long-term assumptions underlying the projections of estimated gross margins and profits. These assumptions primarily relate to investment returns, policyholder dividend scales, interest crediting rates, mortality, persistency and expenses to administer business. Management annually updates assumptions used in the calculation of estimated gross margins and profits which may have significantly changed. If the update of assumptions causes expected future gross margins and profits to increase, DAC and VOBA amortization will decrease, resulting in a current period increase to earnings. The opposite result occurs when the assumption update causes expected future gross margins and profits to decrease.

  Periodically, the Company modifies product benefits, features, rights or coverages that occur by the exchange of a contract for a new contract, or by amendment, endorsement, or rider to a contract, or by election or coverage within a contract. If such modification, referred to as an internal replacement, substantially changes the contract, the associated DAC or VOBA is written off immediately through income and any new deferrable costs associated with the replacement contract are deferred. If the modification does not substantially change the contract, the DAC or VOBA amortization on the original contract will continue and any acquisition costs associated with the related modification are expensed.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Amortization of DAC and VOBA is attributed to net investment gains (losses) and net derivative gains (losses), and to other expenses for the amount of gross margins or profits originating from transactions other than investment gains and losses. Unrealized investment gains and losses represent the amount of DAC and VOBA that would have been amortized if such gains and losses had been recognized.

  Information regarding DAC and VOBA was as follows:

                                                                        Years Ended December 31,
                                                                       --------------------------
                                                                         2013     2012     2011
                                                                       -------- -------- --------
                                                                             (In millions)
DAC
Balance at January 1,................................................. $  5,752 $  6,244 $  6,640
Capitalizations.......................................................      562      632      724
Amortization related to:
  Net investment gains (losses) and net derivative gains (losses).....      227    (270)     (88)
  Other expenses......................................................    (478)    (709)    (777)
                                                                       -------- -------- --------
   Total amortization.................................................    (251)    (979)    (865)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................      495    (145)    (255)
Other (1).............................................................    (220)       --       --
                                                                       -------- -------- --------
Balance at December 31,...............................................    6,338    5,752    6,244
                                                                       -------- -------- --------
VOBA
Balance at January 1,.................................................       80       97      115
Amortization related to:
  Other expenses......................................................     (10)     (12)     (10)
                                                                       -------- -------- --------
   Total amortization.................................................     (10)     (12)     (10)
                                                                       -------- -------- --------
Unrealized investment gains (losses)..................................        8      (5)      (8)
                                                                       -------- -------- --------
Balance at December 31,...............................................       78       80       97
                                                                       -------- -------- --------
Total DAC and VOBA
Balance at December 31,............................................... $  6,416 $  5,832 $  6,341
                                                                       ======== ======== ========

--------

(1)The year ended December 31, 2013 includes ($220) million that was reclassified to DAC from other liabilities. The amounts reclassified relate to affiliated reinsurance agreements accounted for using the deposit method of accounting and represent the DAC amortization on the expense allowances assumed on the agreements from inception. These amounts were previously included in the calculated value of the deposit payable on these agreements and were recorded within other liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

5. Deferred Policy Acquisition Costs, Value of Business Acquired and Other Policy-Related Intangibles (continued)


  Information regarding total DAC and VOBA by segment was as follows at:

                                                    December 31,
                                                  -----------------
                                                    2013     2012
                                                  -------- --------
                                                    (In millions)
            Retail............................... $  5,990 $  5,407
            Group, Voluntary & Worksite Benefits.      333      337
            Corporate Benefit Funding............       93       88
                                                  -------- --------
             Total............................... $  6,416 $  5,832
                                                  ======== ========

  Information regarding other policy-related intangibles was as follows:

                                            Years Ended December 31,
                                            ------------------------
                                             2013     2012    2011
                                             ------  ------  ------
                                               (In millions)
                Deferred Sales Inducements
                Balance at January 1,...... $  180   $  184  $  190
                Capitalization.............     15       22      29
                Amortization...............   (20)     (26)    (35)
                                             ------  ------  ------
                Balance at December 31,.... $  175   $  180  $  184
                                             ======  ======  ======
                VODA and VOCRA
                Balance at January 1,...... $  353   $  378  $  400
                Amortization...............   (28)     (25)    (22)
                                             ------  ------  ------
                Balance at December 31,.... $  325   $  353  $  378
                                             ======  ======  ======
                Accumulated amortization... $  132   $  104  $   79
                                             ======  ======  ======

  The estimated future amortization expense to be reported in other expenses for the next five years is as follows:

                                              VOBA  VODA and VOCRA
                                             ------ --------------
                                                 (In millions)
              2014.......................... $    9 $          30
              2015.......................... $    8 $          30
              2016.......................... $    4 $          30
              2017.......................... $    5 $          28
              2018.......................... $    5 $          26

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


6. Reinsurance

  The Company enters into reinsurance agreements primarily as a purchaser of reinsurance for its various insurance products and also as a provider of reinsurance for some insurance products issued by affiliated and unaffiliated companies. The Company participates in reinsurance activities in order to limit losses, minimize exposure to significant risks and provide additional capacity for future growth.

  Accounting for reinsurance requires extensive use of assumptions and estimates, particularly related to the future performance of the underlying business and the potential impact of counterparty credit risks. The Company periodically reviews actual and anticipated experience compared to the aforementioned assumptions used to establish assets and liabilities relating to ceded and assumed reinsurance and evaluates the financial strength of counterparties to its reinsurance agreements using criteria similar to that evaluated in the security impairment process discussed in Note 8.

Retail

  For its individual life insurance products, the Company has historically reinsured the mortality risk primarily on an excess of retention basis or on a quota share basis. The Company currently reinsures 90% of the mortality risk in excess of $2 million for most products and reinsures up to 90% of the mortality risk for certain other products. In addition to reinsuring mortality risk as described above, the Company reinsures other risks, as well as specific coverages. Placement of reinsurance is done primarily on an automatic basis and also on a facultative basis for risks with specified characteristics. On a case by case basis, the Company may retain up to $20 million per life and reinsure 100% of amounts in excess of the amount the Company retains. The Company evaluates its reinsurance programs routinely and may increase or decrease its retention at any time.

  The Company's Retail Annuities business assumes 90% of the fixed annuities issued by several affiliates. The Company also reinsures 100% of the living and death benefit guarantees issued in connection with its variable annuities issued since 2004 to an affiliated reinsurer and certain portions of the living and death benefit guarantees issued in connection with its variable annuities issued prior to 2004 to affiliated and unaffiliated reinsurers. Under these reinsurance agreements, the Company pays a reinsurance premium generally based on fees associated with the guarantees collected from policyholders, and receives reimbursement for benefits paid or accrued in excess of account values, subject to certain limitations. The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

Group, Voluntary & Worksite Benefits

  For policies within the Group, Voluntary & Worksite Benefits segment, the Company generally retains most of the risk and only cedes particular risk on certain client arrangements. The majority of the Company's reinsurance activity with this segment relates to client agreements for employer sponsored captive programs, risk-sharing agreements and multinational pooling.

Corporate Benefit Funding

  The Company's Corporate Benefit Funding segment has periodically engaged in reinsurance activities, on an opportunistic basis. The impact of these activities on the financial results of this segment has not been significant and there were no additional transactions during the periods presented.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


Catastrophe Coverage

  The Company has exposure to catastrophes which could contribute to significant fluctuations in the Company's results of operations. The Company uses excess of retention and quota share reinsurance agreements to provide greater diversification of risk and minimize exposure to larger risks.

  The Company reinsures its business through a diversified group of well-capitalized reinsurers. The Company analyzes recent trends in arbitration and litigation outcomes in disputes, if any, with its reinsurers. The Company monitors ratings and evaluates the financial strength of its reinsurers by analyzing their financial statements. In addition, the reinsurance recoverable balance due from each reinsurer is evaluated as part of the overall monitoring process. Recoverability of reinsurance recoverable balances is evaluated based on these analyses. The Company generally secures large reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. These reinsurance recoverable balances are stated net of allowances for uncollectible reinsurance, which at December 31, 2013 and 2012, were not significant.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $2.4 billion of unsecured reinsurance recoverable balances at both December 31, 2013 and 2012.

  At December 31, 2013, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured. At December 31, 2012, the Company had $5.4 billion of net unaffiliated ceded reinsurance recoverables. Of this total, $4.4 billion, or 82%, were with the Company's five largest unaffiliated ceded reinsurers, including $1.8 billion of net unaffiliated ceded reinsurance recoverables which were unsecured.

  The Company has reinsured with an unaffiliated third-party reinsurer, 59.25% of the closed block through a modified coinsurance agreement. The Company accounts for this agreement under the deposit method of accounting. The Company, having the right of offset, has offset the modified coinsurance deposit with the deposit recoverable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated statements of operations include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows:

                                                                  Years Ended December 31,
                                                                -----------------------------
                                                                  2013      2012      2011
                                                                --------- --------- ---------
                                                                        (In millions)
Premiums
 Direct premiums............................................... $  20,290 $  19,821 $  18,435
 Reinsurance assumed...........................................     1,469     1,350     1,240
 Reinsurance ceded.............................................   (1,284)   (1,291)   (1,387)
                                                                --------- --------- ---------
   Net premiums................................................ $  20,475 $  19,880 $  18,288
                                                                ========= ========= =========
Universal life and investment-type product policy fees
 Direct universal life and investment-type product policy fees. $   2,913 $   2,763 $   2,686
 Reinsurance assumed...........................................        41        39        38
 Reinsurance ceded.............................................     (591)     (563)     (522)
                                                                --------- --------- ---------
   Net universal life and investment-type product policy fees.. $   2,363 $   2,239 $   2,202
                                                                ========= ========= =========
Other revenues
 Direct other revenues......................................... $     970 $     887 $     836
 Reinsurance assumed...........................................       (2)       (6)       (6)
 Reinsurance ceded.............................................       731       849       978
                                                                --------- --------- ---------
   Net other revenues.......................................... $   1,699 $   1,730 $   1,808
                                                                ========= ========= =========
Policyholder benefits and claims
 Direct policyholder benefits and claims....................... $  23,305 $  22,677 $  21,100
 Reinsurance assumed...........................................     1,225     1,208     1,069
 Reinsurance ceded.............................................   (1,498)   (1,616)   (1,488)
                                                                --------- --------- ---------
   Net policyholder benefits and claims........................ $  23,032 $  22,269 $  20,681
                                                                ========= ========= =========
Interest credited to policyholder account balances
 Direct interest credited to policyholder account balances..... $   2,322 $   2,455 $   2,434
 Reinsurance assumed...........................................        35        33        32
 Reinsurance ceded.............................................     (104)      (98)      (94)
                                                                --------- --------- ---------
   Net interest credited to policyholder account balances...... $   2,253 $   2,390 $   2,372
                                                                ========= ========= =========
Other expenses
 Direct other expenses......................................... $   5,028 $   5,328 $   5,280
 Reinsurance assumed...........................................       427       479       458
 Reinsurance ceded.............................................       533       587       733
                                                                --------- --------- ---------
   Net other expenses.......................................... $   5,988 $   6,394 $   6,471
                                                                ========= ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  The amounts in the consolidated balance sheets include the impact of reinsurance. Information regarding the significant effects of reinsurance was as follows at:

                                                                     December 31,
                                   ---------------------------------------------------------------------------------
                                                     2013                                     2012
                                   ---------------------------------------- ----------------------------------------
                                                                   Total                                    Total
                                                                  Balance                                  Balance
                                     Direct   Assumed    Ceded     Sheet      Direct   Assumed    Ceded     Sheet
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
                                                                     (In millions)
Assets
Premiums, reinsurance and other
 receivables...................... $    1,700 $    527 $  21,410 $   23,637 $    1,613 $    480 $  22,628 $   24,721
Deferred policy acquisition costs
 and value of business acquired...      6,567      330     (481)      6,416      5,685      460     (313)      5,832
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total assets.................... $    8,267 $    857 $  20,929 $   30,053 $    7,298 $    940 $  22,315 $   30,553
                                   ========== ======== ========= ========== ========== ======== ========= ==========
Liabilities
Future policy benefits............ $  110,072 $  1,891 $      -- $  111,963 $  112,264 $  1,722 $      -- $  113,986
Policyholder account balances.....     92,246      252        --     92,498     94,454      262        --     94,716
Other policy-related balances.....      5,416      294      (39)      5,671      5,401      291      (29)      5,663
Other liabilities.................      8,690    7,046    16,444     32,180      9,544    7,327    17,070     33,941
                                   ---------- -------- --------- ---------- ---------- -------- --------- ----------
  Total liabilities............... $  216,424 $  9,483 $  16,405 $  242,312 $  221,663 $  9,602 $  17,041 $  248,306
                                   ========== ======== ========= ========== ========== ======== ========= ==========

  Reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on reinsurance were $13.8 billion and $13.9 billion at December 31, 2013 and 2012, respectively. The deposit liabilities on reinsurance were $6.5 billion and $6.9 billion at December 31, 2013 and 2012, respectively.

Related Party Reinsurance Transactions

  The Company has reinsurance agreements with certain of MetLife, Inc.'s subsidiaries, including Exeter Reassurance Company, Ltd. ("Exeter"), First MetLife Investors Insurance Company, MetLife Insurance Company of Connecticut ("MICC"), MetLife Investors USA Insurance Company ("MLI-USA"), MetLife Investors Insurance Company ("MLIIC"), MetLife Reinsurance Company of Charleston ("MRC"), MetLife Reinsurance Company of Vermont and Metropolitan Tower Life Insurance Company, all of which are related parties.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated statements of operations was as follows:

                                                               Years Ended December 31,
                                                               ------------------------
                                                                2013    2012     2011
                                                               ------ -------- --------
                                                                    (In millions)
Premiums
 Reinsurance assumed.......................................... $  451 $    319 $    169
 Reinsurance ceded............................................   (45)     (54)     (51)
                                                               ------ -------- --------
   Net premiums............................................... $  406 $    265 $    118
                                                               ====== ======== ========
Universal life and investment-type product policy fees
 Reinsurance assumed.......................................... $   40 $     39 $     38
 Reinsurance ceded............................................  (221)    (216)    (170)
                                                               ------ -------- --------
   Net universal life and investment-type product policy fees. $(181) $  (177) $  (132)
                                                               ====== ======== ========
Other revenues
 Reinsurance assumed.......................................... $  (2) $    (6) $    (7)
 Reinsurance ceded............................................    675      790      916
                                                               ------ -------- --------
   Net other revenues......................................... $  673 $    784 $    909
                                                               ====== ======== ========
Policyholder benefits and claims
 Reinsurance assumed.......................................... $  402 $    334 $    175
 Reinsurance ceded............................................  (144)    (177)    (121)
                                                               ------ -------- --------
   Net policyholder benefits and claims....................... $  258 $    157 $     54
                                                               ====== ======== ========
Interest credited to policyholder account balances
 Reinsurance assumed.......................................... $   31 $     30 $     28
 Reinsurance ceded............................................  (102)     (98)     (94)
                                                               ------ -------- --------
   Net interest credited to policyholder account balances..... $ (71) $   (68) $   (66)
                                                               ====== ======== ========
Other expenses
 Reinsurance assumed.......................................... $  326 $    357 $    352
 Reinsurance ceded............................................    653      789      914
                                                               ------ -------- --------
   Net other expenses......................................... $  979 $  1,146 $  1,266
                                                               ====== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)


  Information regarding the significant effects of affiliated reinsurance included in the consolidated balance sheets was as follows at:

                                                                     December 31,
                                                         -------------------------------------
                                                                2013               2012
                                                         ------------------ ------------------
                                                         Assumed    Ceded   Assumed    Ceded
                                                         -------- --------- -------- ---------
                                                                     (In millions)
Assets
Premiums, reinsurance and other receivables (1)......... $    109 $  15,748 $     85 $  16,925
Deferred policy acquisition costs and value of business
  acquired..............................................      309     (273)      435     (266)
                                                         -------- --------- -------- ---------
 Total assets........................................... $    418 $  15,475 $    520 $  16,659
                                                         ======== ========= ======== =========
Liabilities
Future policy benefits.................................. $    761 $      -- $    567 $      --
Policyholder account balances...........................      239        --      251        --
Other policy-related balances...........................       67      (39)       57      (29)
Other liabilities (1)...................................    6,606    14,044    6,906    14,652
                                                         -------- --------- -------- ---------
 Total liabilities...................................... $  7,673 $  14,005 $  7,781 $  14,623
                                                         ======== ========= ======== =========

--------

(1)Effective in June 2012, the Company recaptured 10% of the 40.75% of the closed block liabilities that were ceded to MRC on a coinsurance with funds withheld basis. In connection with this partial recapture, the Company recognized a decrease of $3.9 billion in the deposit receivable included within premiums, reinsurance and other receivables, as well as an offsetting decrease of $3.9 billion in the funds withheld included within other liabilities at December 31, 2012.

  MLIC ceded two blocks of business to two affiliates on a 75% coinsurance with funds withheld basis. Certain contractual features of these agreements qualify as embedded derivatives, which are separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivatives related to the funds withheld associated with these reinsurance agreements are included within other liabilities and increased/(decreased) the funds withheld balance by ($11) million and $29 million at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with these embedded derivatives were $40 million, ($9) million and ($29) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company ceded risks to an affiliate related to guaranteed minimum benefit guarantees written directly by the Company. These ceded reinsurance agreements contain embedded derivatives and changes in their fair value are included within net derivative gains (losses). The embedded derivatives associated with the cessions are included within premiums, reinsurance and other receivables and were ($62) million and $1.4 billion at December 31, 2013 and 2012, respectively. Net derivative gains (losses) associated with the embedded derivatives were ($1.7) billion, $14 million and $727 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  Certain contractual features of the closed block agreement with MRC create an embedded derivative, which is separately accounted for at estimated fair value on the Company's consolidated balance sheets. The embedded derivative related to the funds withheld associated with this reinsurance agreement was included within other liabilities and increased the funds withheld balance by $709 million and $1.4 billion at December 31, 2013 and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

6. Reinsurance (continued)

2012, respectively. Net derivative gains (losses) associated with the embedded derivative were $664 million, $135 million and ($811) million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company has secured certain reinsurance recoverable balances with various forms of collateral, including secured trusts, funds withheld accounts and irrevocable letters of credit. The Company had $1.2 billion and $2.1 billion of unsecured affiliated reinsurance recoverable balances at December 31, 2013 and 2012, respectively.

  Affiliated reinsurance agreements that do not expose the Company to a reasonable possibility of a significant loss from insurance risk are recorded using the deposit method of accounting. The deposit assets on affiliated reinsurance were $11.8 billion at both December 31, 2013 and 2012. The deposit liabilities on affiliated reinsurance were $6.5 billion and $6.8 billion at December 31, 2013 and 2012, respectively.

7. Closed Block

  On April 7, 2000 (the "Demutualization Date"), Metropolitan Life Insurance Company converted from a mutual life insurance company to a stock life insurance company and became a wholly-owned subsidiary of MetLife, Inc. The conversion was pursuant to an order by the New York Superintendent of Insurance approving Metropolitan Life Insurance Company's plan of reorganization, as amended (the "Plan"). On the Demutualization Date, Metropolitan Life Insurance Company established a closed block for the benefit of holders of certain individual life insurance policies of Metropolitan Life Insurance Company. Assets have been allocated to the closed block in an amount that has been determined to produce cash flows which, together with anticipated revenues from the policies included in the closed block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including, but not limited to, provisions for the payment of claims and certain expenses and taxes, and to provide for the continuation of policyholder dividend scales in effect for 1999, if the experience underlying such dividend scales continues, and for appropriate adjustments in such scales if the experience changes. At least annually, the Company compares actual and projected experience against the experience assumed in the then-current dividend scales. Dividend scales are adjusted periodically to give effect to changes in experience.

  The closed block assets, the cash flows generated by the closed block assets and the anticipated revenues from the policies in the closed block will benefit only the holders of the policies in the closed block. To the extent that, over time, cash flows from the assets allocated to the closed block and claims and other experience related to the closed block are, in the aggregate, more or less favorable than what was assumed when the closed block was established, total dividends paid to closed block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect for 1999 had been continued. Any cash flows in excess of amounts assumed will be available for distribution over time to closed block policyholders and will not be available to stockholders. If the closed block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the closed block. The closed block will continue in effect as long as any policy in the closed block remains in-force. The expected life of the closed block is over 100 years.

  The Company uses the same accounting principles to account for the participating policies included in the closed block as it used prior to the Demutualization Date. However, the Company establishes a policyholder dividend obligation for earnings that will be paid to policyholders as additional dividends as described below. The excess of closed block liabilities over closed block assets at the Demutualization Date (adjusted to eliminate

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)

the impact of related amounts in AOCI) represents the estimated maximum future earnings from the closed block expected to result from operations attributed to the closed block after income taxes. Earnings of the closed block are recognized in income over the period the policies and contracts in the closed block remain in-force. Management believes that over time the actual cumulative earnings of the closed block will approximately equal the expected cumulative earnings due to the effect of dividend changes. If, over the period the closed block remains in existence, the actual cumulative earnings of the closed block are greater than the expected cumulative earnings of the closed block, the Company will pay the excess of the actual cumulative earnings of the closed block over the expected cumulative earnings to closed block policyholders as additional policyholder dividends unless offset by future unfavorable experience of the closed block and, accordingly, will recognize only the expected cumulative earnings in income with the excess recorded as a policyholder dividend obligation. If over such period, the actual cumulative earnings of the closed block are less than the expected cumulative earnings of the closed block, the Company will recognize only the actual earnings in income. However, the Company may change policyholder dividend scales in the future, which would be intended to increase future actual earnings until the actual cumulative earnings equal the expected cumulative earnings.

  Experience within the closed block, in particular mortality and investment yields, as well as realized and unrealized gains and losses, directly impact the policyholder dividend obligation. Amortization of the closed block DAC, which resides outside of the closed block, is based upon cumulative actual and expected earnings within the closed block. Accordingly, the Company's net income continues to be sensitive to the actual performance of the closed block.

  Closed block assets, liabilities, revenues and expenses are combined on a line-by-line basis with the assets, liabilities, revenues and expenses outside the closed block based on the nature of the particular item.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block liabilities and assets designated to the closed block was as follows at:

                                                                                      December 31,
                                                                                   -------------------
                                                                                     2013      2012
                                                                                   --------- ---------
                                                                                      (In millions)
Closed Block Liabilities
Future policy benefits............................................................ $  42,076 $  42,586
Other policy-related balances.....................................................       298       298
Policyholder dividends payable....................................................       456       466
Policyholder dividend obligation..................................................     1,771     3,828
Current income tax payable........................................................        18        --
Other liabilities.................................................................       582       602
                                                                                   --------- ---------
   Total closed block liabilities.................................................    45,201    47,780
                                                                                   --------- ---------
Assets Designated to the Closed Block
Investments:
 Fixed maturity securities available-for-sale, at estimated fair value............    28,374    30,546
 Equity securities available-for-sale, at estimated fair value....................        86        41
 Mortgage loans...................................................................     6,155     6,192
 Policy loans.....................................................................     4,669     4,670
 Real estate and real estate joint ventures.......................................       492       459
 Other invested assets............................................................       814       953
                                                                                   --------- ---------
   Total investments..............................................................    40,590    42,861
Cash and cash equivalents.........................................................       238       381
Accrued investment income.........................................................       477       481
Premiums, reinsurance and other receivables.......................................        98       107
Current income tax recoverable....................................................        --         2
Deferred income tax assets........................................................       293       319
                                                                                   --------- ---------
   Total assets designated to the closed block....................................    41,696    44,151
                                                                                   --------- ---------
Excess of closed block liabilities over assets designated to the closed block.....     3,505     3,629
                                                                                   --------- ---------
Amounts included in AOCI:
 Unrealized investment gains (losses), net of income tax..........................     1,502     2,891
 Unrealized gains (losses) on derivatives, net of income tax......................       (3)         9
 Allocated to policyholder dividend obligation, net of income tax.................   (1,151)   (2,488)
                                                                                   --------- ---------
   Total amounts included in AOCI.................................................       348       412
                                                                                   --------- ---------
Maximum future earnings to be recognized from closed block assets and liabilities. $   3,853 $   4,041
                                                                                   ========= =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

7. Closed Block (continued)


  Information regarding the closed block policyholder dividend obligation was as follows:

                                                                                      Years Ended December 31,
                                                                                 ----------------------------------
                                                                                     2013        2012       2011
                                                                                 ------------ ---------- ----------
                                                                                           (In millions)
Balance at January 1,........................................................... $      3,828 $    2,919 $      876
Change in unrealized investment and derivative gains (losses)...................      (2,057)        909      2,043
                                                                                 ------------ ---------- ----------
Balance at December 31,......................................................... $      1,771 $    3,828 $    2,919
                                                                                 ============ ========== ==========

  Information regarding the closed block revenues and expenses was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2013     2012     2011
                                                                          -------- -------- --------
                                                                                (In millions)
Revenues
Premiums................................................................. $  1,987 $  2,139 $  2,306
Net investment income....................................................    2,130    2,188    2,231
Net investment gains (losses)............................................       25       61       32
Net derivative gains (losses)............................................      (6)     (12)        8
                                                                          -------- -------- --------
   Total revenues........................................................    4,136    4,376    4,577
                                                                          -------- -------- --------
Expenses
Policyholder benefits and claims.........................................    2,702    2,783    2,991
Policyholder dividends...................................................      979    1,072    1,137
Other expenses...........................................................      165      179      193
                                                                          -------- -------- --------
   Total expenses........................................................    3,846    4,034    4,321
                                                                          -------- -------- --------
Revenues, net of expenses before provision for income tax expense
  (benefit)..............................................................      290      342      256
Provision for income tax expense (benefit)...............................      101      120       89
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense (benefit)
  from continuing operations.............................................      189      222      167
Revenues, net of expenses and provision for income tax expense (benefit)
  from discontinued operations...........................................       --       10        1
                                                                          -------- -------- --------
Revenues, net of expenses and provision for income tax expense
  (benefit).............................................................. $    189 $    232 $    168
                                                                          ======== ======== ========

  Metropolitan Life Insurance Company charges the closed block with federal income taxes, state and local premium taxes and other additive state or local taxes, as well as investment management expenses relating to the closed block as provided in the Plan. Metropolitan Life Insurance Company also charges the closed block for expenses of maintaining the policies included in the closed block.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


8. Investments

  See Note 10 for information about the fair value hierarchy for investments and the related valuation methodologies.

Investment Risks and Uncertainties

  Investments are exposed to the following primary sources of risk: credit, interest rate, liquidity, market valuation, currency and real estate risk. The financial statement risks, stemming from such investment risks, are those associated with the determination of estimated fair values, the diminished ability to sell certain investments in times of strained market conditions, the recognition of impairments, the recognition of income on certain investments and the potential consolidation of VIEs. The use of different methodologies, assumptions and inputs relating to these financial statement risks may have a material effect on the amounts presented within the consolidated financial statements.

  The determination of valuation allowances and impairments is highly subjective and is based upon periodic evaluations and assessments of known and inherent risks associated with the respective asset class. Such evaluations and assessments are revised as conditions change and new information becomes available.

  The recognition of income on certain investments (e.g. structured securities, including mortgage-backed securities, asset-backed securities ("ABS"), certain structured investment transactions and trading and FVO securities) is dependent upon certain factors such as prepayments and defaults, and changes in such factors could result in changes in amounts to be earned.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Fixed Maturity and Equity Securities AFS

 Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the fixed maturity and equity securities AFS by sector. Redeemable preferred stock is reported within U.S. corporate and foreign corporate fixed maturity securities and non-redeemable preferred stock is reported within equity securities. Included within fixed maturity securities are structured securities including RMBS, commercial mortgage-backed securities ("CMBS") and ABS.

                                         December 31, 2013                             December 31, 2012
                           --------------------------------------------- ---------------------------------------------
                                         Gross Unrealized                              Gross Unrealized
                            Cost or  ------------------------- Estimated  Cost or  ------------------------- Estimated
                           Amortized          Temporary  OTTI    Fair    Amortized          Temporary  OTTI    Fair
                             Cost     Gains    Losses   Losses   Value     Cost     Gains    Losses   Losses   Value
                           --------- -------- --------- ------ --------- --------- -------- --------- ------ ---------
                                                                  (In millions)
Fixed maturity securities
U.S. corporate............ $ 60,244  $  4,678  $   693   $ --  $  64,229 $  59,587 $  7,717   $ 304   $   -- $  67,000
U.S. Treasury and agency..   29,508     1,730      694     --     30,544    28,252    4,408       9       --    32,651
Foreign corporate (1).....   27,082     1,959      285     --     28,756    27,231    3,128     126      (1)    30,234
RMBS......................   24,119     1,109      368    150     24,710    23,792    1,716     226      257    25,025
CMBS......................    8,203       262       89     --      8,376     9,264      559      37       --     9,786
ABS (1)...................    7,789       151      117    (1)      7,824     8,025      205     105       --     8,125
State and political
 subdivision..............    5,386       467       76     --      5,777     5,554    1,184      18       --     6,720
Foreign government........    3,040       597      107     --      3,530     3,052    1,086       3       --     4,135
                           --------  --------  -------   ----  --------- --------- --------   -----   ------ ---------
 Total fixed maturity
  securities.............. $165,371  $ 10,953  $ 2,429   $149  $ 173,746 $ 164,757 $ 20,003   $ 828   $  256 $ 183,676
                           ========  ========  =======   ====  ========= ========= ========   =====   ====== =========
Equity securities
Common stock.............. $  1,070  $     97  $     3   $ --  $   1,164 $   1,013 $     33   $   5   $   -- $   1,041
Non-redeemable preferred
 stock....................      743        62       77     --        728       528       41     111       --       458
                           --------  --------  -------   ----  --------- --------- --------   -----   ------ ---------
 Total equity securities.. $  1,813  $    159  $    80   $ --  $   1,892 $   1,541 $     74   $ 116   $   -- $   1,499
                           ========  ========  =======   ====  ========= ========= ========   =====   ====== =========

--------

(1)The noncredit loss component of OTTI losses was in an unrealized gain position of $1 million for ABS at December 31, 2013, and $1 million for foreign corporate securities at December 31, 2012, due to increases in estimated fair value subsequent to initial recognition of noncredit losses on such securities. See also "--Net Unrealized Investment Gains (Losses)."

   The Company held non-income producing fixed maturity securities with an estimated fair value of $38 million and $41 million with unrealized gains (losses) of $12 million and $6 million at December 31, 2013 and 2012, respectively.

 Methodology for Amortization of Premium and Accretion of Discount on Structured Securities

   Amortization of premium and accretion of discount on structured securities considers the estimated timing and amount of prepayments of the underlying loans. Actual prepayment experience is periodically reviewed and effective yields are recalculated when differences arise between the originally anticipated and the actual

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

 prepayments received and currently anticipated. Prepayment assumptions for single class and multi-class mortgage-backed and ABS are estimated using inputs obtained from third-party specialists and based on management's knowledge of the current market. For credit-sensitive mortgage-backed and ABS and certain prepayment-sensitive securities, the effective yield is recalculated on a prospective basis. For all other mortgage-backed and ABS, the effective yield is recalculated on a retrospective basis.

 Maturities of Fixed Maturity Securities

   The amortized cost and estimated fair value of fixed maturity securities, by contractual maturity date, were as follows at:

                                                                  December 31,
                                                   -------------------------------------------
                                                           2013                  2012
                                                   --------------------- ---------------------
                                                              Estimated             Estimated
                                                   Amortized    Fair     Amortized    Fair
                                                     Cost       Value      Cost       Value
                                                   ---------- ---------- ---------- ----------
                                                                  (In millions)
Due in one year or less........................... $    6,411 $    6,516 $   12,671 $   12,796
Due after one year through five years.............     34,696     36,556     30,187     32,160
Due after five years through ten years............     35,725     38,347     34,983     40,009
Due after ten years...............................     48,428     51,417     45,835     55,775
                                                   ---------- ---------- ---------- ----------
  Subtotal........................................    125,260    132,836    123,676    140,740
Structured securities (RMBS, CMBS and ABS)........     40,111     40,910     41,081     42,936
                                                   ---------- ---------- ---------- ----------
  Total fixed maturity securities................. $  165,371 $  173,746 $  164,757 $  183,676
                                                   ========== ========== ========== ==========

   Actual maturities may differ from contractual maturities due to the exercise of call or prepayment options. Fixed maturity securities not due at a single maturity date have been presented in the year of final contractual maturity. RMBS, CMBS and ABS are shown separately, as they are not due at a single maturity.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Continuous Gross Unrealized Losses for Fixed Maturity and Equity Securities AFS by Sector

   The following table presents the estimated fair value and gross unrealized losses of fixed maturity and equity securities AFS in an unrealized loss position, aggregated by sector and by length of time that the securities have been in a continuous unrealized loss position.

                                              December 31, 2013                         December 31, 2012
                                  ----------------------------------------- -----------------------------------------
                                                       Equal to or Greater                       Equal to or Greater
                                  Less than 12 Months     than 12 Months    Less than 12 Months     than 12 Months
                                  -------------------- -------------------- -------------------- --------------------
                                  Estimated   Gross    Estimated   Gross    Estimated   Gross    Estimated   Gross
                                    Fair    Unrealized   Fair    Unrealized   Fair    Unrealized   Fair    Unrealized
                                    Value     Losses     Value     Losses     Value     Losses     Value     Losses
                                  --------- ---------- --------- ---------- --------- ---------- --------- ----------
                                                      (In millions, except number of securities)
Fixed maturity securities
U.S. corporate................... $   8,512  $    426  $  1,948    $  267   $  2,567     $ 58    $  2,507    $  246
U.S. Treasury and agency.........    10,077       687        33         7      1,576        9          --        --
Foreign corporate................     4,217       176       952       109        758       34       1,381        91
RMBS.............................     8,194       291     1,675       227        639       18       3,098       465
CMBS.............................     2,022        74       221        15        727        5         308        32
ABS..............................     1,701        28       530        88      1,246       22         697        83
State and political
 subdivision.....................       737        44        92        32         92        1         103        17
Foreign government...............       763        94        54        13        106        1          27         2
                                  ---------  --------  --------    ------   --------     ----    --------    ------
  Total fixed maturity
   securities.................... $  36,223  $  1,820  $  5,505    $  758   $  7,711     $148    $  8,121    $  936
                                  =========  ========  ========    ======   ========     ====    ========    ======
Equity securities
Common stock..................... $      37  $      3  $     --    $   --   $     62     $  5    $      1    $   --
Non-redeemable preferred
 stock...........................       222        41       125        36         --       --         190       111
                                  ---------  --------  --------    ------   --------     ----    --------    ------
  Total equity securities........ $     259  $     44  $    125    $   36   $     62     $  5    $    191    $  111
                                  ---------  --------  --------    ------   --------     ----    --------    ------
Total number of securities in an
 unrealized loss position........     2,211                 469                  622                  637
                                  =========            ========             ========             ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Evaluation of AFS Securities for OTTI and Evaluating Temporarily Impaired AFS Securities

  Evaluation and Measurement Methodologies

    Management considers a wide range of factors about the security issuer and uses its best judgment in evaluating the cause of the decline in the estimated fair value of the security and in assessing the prospects for near-term recovery. Inherent in management's evaluation of the security are assumptions and estimates about the operations of the issuer and its future earnings potential. Considerations used in the impairment evaluation process include, but are not limited to: (i) the length of time and the extent to which the estimated fair value has been below cost or amortized cost;
  (ii) the potential for impairments when the issuer is experiencing significant financial difficulties; (iii) the potential for impairments in an entire industry sector or sub-sector; (iv) the potential for impairments in certain economically depressed geographic locations; (v) the potential for impairments where the issuer, series of issuers or industry has suffered a catastrophic loss or has exhausted natural resources; (vi) with respect to fixed maturity securities, whether the Company has the intent to sell or will more likely than not be required to sell a particular security before the decline in estimated fair value below amortized cost recovers; (vii) with respect to structured securities, changes in forecasted cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security; and (viii) other subjective factors, including concentrations and information obtained from regulators and rating agencies.

    The methodology and significant inputs used to determine the amount of credit loss on fixed maturity securities are as follows:

   . The Company calculates the recovery value by performing a discounted cash flow analysis based on the present value of future cash flows. The discount rate is generally the effective interest rate of the security prior to impairment.

   . When determining collectability and the period over which value is expected to recover, the Company applies considerations utilized in its overall impairment evaluation process which incorporates information regarding the specific security, fundamentals of the industry and geographic area in which the security issuer operates, and overall macroeconomic conditions. Projected future cash flows are estimated using assumptions derived from management's best estimates of likely scenario-based outcomes after giving consideration to a variety of variables that include, but are not limited to: payment terms of the security; the likelihood that the issuer can service the interest and principal payments; the quality and amount of any credit enhancements; the security's position within the capital structure of the issuer; possible corporate restructurings or asset sales by the issuer; and changes to the rating of the security or the issuer by rating agencies.

   . Additional considerations are made when assessing the unique features that apply to certain structured securities including, but not limited to: the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying loans or assets backing a particular security, and the payment priority within the tranche structure of the security.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   . When determining the amount of the credit loss for U.S. and foreign corporate securities, foreign government securities and state and political subdivision securities, the estimated fair value is considered the recovery value when available information does not indicate that another value is more appropriate. When information is identified that indicates a recovery value other than estimated fair value, management considers in the determination of recovery value the same considerations utilized in its overall impairment evaluation process as described above, as well as any private and public sector programs to restructure such securities.

    With respect to securities that have attributes of debt and equity (perpetual hybrid securities), consideration is given in the OTTI analysis as to whether there has been any deterioration in the credit of the issuer and the likelihood of recovery in value of the securities that are in a severe and extended unrealized loss position. Consideration is also given as to whether any perpetual hybrid securities, with an unrealized loss, regardless of credit rating, have deferred any dividend payments. When an OTTI loss has occurred, the OTTI loss is the entire difference between the perpetual hybrid security's cost and its estimated fair value with a corresponding charge to earnings.

    The cost or amortized cost of fixed maturity and equity securities is adjusted for OTTI in the period in which the determination is made. The Company does not change the revised cost basis for subsequent recoveries in value.

    In periods subsequent to the recognition of OTTI on a fixed maturity security, the Company accounts for the impaired security as if it had been purchased on the measurement date of the impairment. Accordingly, the discount (or reduced premium) based on the new cost basis is accreted over the remaining term of the fixed maturity security in a prospective manner based on the amount and timing of estimated future cash flows.

  Current Period Evaluation

    Based on the Company's current evaluation of its AFS securities in an unrealized loss position in accordance with its impairment policy, and the Company's current intentions and assessments (as applicable to the type of security) about holding, selling and any requirements to sell these securities, the Company has concluded that these securities are not other-than-temporarily impaired at December 31, 2013. Future OTTI will depend primarily on economic fundamentals, issuer performance (including changes in the present value of future cash flows expected to be collected), and changes in credit ratings, collateral valuation, interest rates and credit spreads. If economic fundamentals deteriorate or if there are adverse changes in the above factors, OTTI may be incurred in upcoming periods.

    Gross unrealized losses on fixed maturity securities increased $1.5 billion during the year ended December 31, 2013 from $1.1 billion to $2.6 billion. The increase in gross unrealized losses for the year ended December 31, 2013, was primarily attributable to an increase in interest rates, partially offset by narrowing credit spreads.

    At December 31, 2013, $163 million of the total $2.6 billion of gross unrealized losses were from 60 fixed maturity securities with an unrealized loss position of 20% or more of amortized cost for six months or greater.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Investment Grade Fixed Maturity Securities

    Of the $163 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $76 million, or 47%, are related to gross unrealized losses on 39 investment grade fixed maturity securities. Unrealized losses on investment grade fixed maturity securities are principally related to widening credit spreads and, with respect to fixed-rate fixed maturity securities, rising interest rates since purchase.

  Below Investment Grade Fixed Maturity Securities

    Of the $163 million of gross unrealized losses on fixed maturity securities with an unrealized loss of 20% or more of amortized cost for six months or greater, $87 million, or 53%, are related to gross unrealized losses on 21 below investment grade fixed maturity securities. Unrealized losses on below investment grade fixed maturity securities are principally related to non-agency RMBS (primarily alternative residential mortgage loans) and ABS (primarily foreign ABS) and are the result of significantly wider credit spreads resulting from higher risk premiums since purchase, largely due to economic and market uncertainties including concerns over unemployment levels and valuations of residential real estate supporting non-agency RMBS. Management evaluates non-agency RMBS and ABS based on actual and projected cash flows after considering the quality of underlying collateral, expected prepayment speeds, current and forecasted loss severity, consideration of the payment terms of the underlying assets backing a particular security, and the payment priority within the tranche structure of the security.

  Equity Securities

    Gross unrealized losses on equity securities decreased $36 million during the year ended December 31, 2013 from $116 million to $80 million. Of the $80 million, $33 million were from ten equity securities with gross unrealized losses of 20% or more of cost for 12 months or greater, all of which were financial services industry investment grade non-redeemable preferred stock, of which 68% were rated A or better.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Mortgage Loans

 Mortgage Loans by Portfolio Segment

   Mortgage loans are summarized as follows at:

                                                                    December 31,
                                                     ------------------------------------------
                                                             2013                  2012
                                                     --------------------  --------------------
                                                       Carrying     % of     Carrying     % of
                                                         Value      Total      Value      Total
                                                     ------------- ------  ------------- ------
                                                     (In millions)         (In millions)
Mortgage loans held-for-investment:
 Commercial.........................................   $  33,072    71.9 %   $  33,369    74.7 %
 Agricultural.......................................      11,025     24.0       11,487     25.7
 Residential........................................       1,858      4.0          105      0.3
                                                       ---------   ------    ---------   ------
   Subtotal (1).....................................      45,955     99.9       44,961    100.7
 Valuation allowances...............................       (272)    (0.6)        (304)    (0.7)
                                                       ---------   ------    ---------   ------
   Subtotal mortgage loans held-for-investment, net.      45,683     99.3       44,657    100.0
 Residential -- FVO.................................         338      0.7           --       --
                                                       ---------   ------    ---------   ------
   Total mortgage loans held-for-investment, net....      46,021    100.0       44,657    100.0
                                                       ---------   ------    ---------   ------
Mortgage loans held-for-sale........................           3       --           --       --
                                                       ---------   ------    ---------   ------
     Total mortgage loans, net......................   $  46,024   100.0 %   $  44,657   100.0 %
                                                       =========   ======    =========   ======

--------

(1)In 2013, the Company purchased $319 million, $1 million and $1.8 billion of commercial, agricultural and residential mortgage loans, respectively. In 2012, the Company purchased $1.2 billion, $191 million and $105 million of commercial, agricultural and residential mortgage loans, respectively, of which $1.2 billion, and $191 million of commercial and agricultural mortgage loans, respectively, were purchased at estimated fair value from an affiliate, MetLife Bank, National Association ("MetLife Bank").

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans and Valuation Allowance by Portfolio Segment

   The carrying value prior to valuation allowance ("recorded investment") in mortgage loans held-for-investment, by portfolio segment, by method of evaluation of credit loss, and the related valuation allowances, by type of credit loss, were as follows at:

                                                                       December 31,
                                -------------------------------------------------------------------------------------------
                                                    2013                                          2012
                                --------------------------------------------- ---------------------------------------------
                                Commercial Agricultural Residential   Total   Commercial Agricultural Residential   Total
                                ---------- ------------ ----------- --------- ---------- ------------ ----------- ---------
                                                                       (In millions)
Mortgage loans:
  Evaluated individually for
   credit losses............... $     415   $      96    $      4   $     515 $     441   $     181     $   --    $     622
  Evaluated collectively for
   credit losses...............    32,657      10,929       1,854      45,440    32,928      11,306        105       44,339
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
   Total mortgage loans........    33,072      11,025       1,858      45,955    33,369      11,487        105       44,961
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
Valuation allowances:..........
  Specific credit losses.......        49           7          --          56        84          21         --          105
  Non-specifically identified
   credit losses...............       164          33          19         216       172          27         --          199
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
   Total valuation
    allowances.................       213          40          19         272       256          48         --          304
                                ---------   ---------    --------   --------- ---------   ---------     ------    ---------
    Mortgage loans, net of
     valuation
     allowance................. $  32,859   $  10,985    $  1,839   $  45,683 $  33,113   $  11,439     $  105    $  44,657
                                =========   =========    ========   ========= =========   =========     ======    =========

 Valuation Allowance Rollforward by Portfolio Segment

   The changes in the valuation allowance, by portfolio segment, were as follows:

                                 Commercial Agricultural  Residential  Total
                                 ---------- ------------- ----------- --------
                                            (In millions)
 Balance at January 1, 2011.....  $    441     $    81      $    --   $    522
 Provision (release)............     (111)         (2)           --      (113)
 Charge-offs, net of recoveries.      (12)         (4)           --       (16)
                                  --------     -------      -------   --------
 Balance at December 31, 2011...       318          75           --        393
 Provision (release)............      (50)           2           --       (48)
 Charge-offs, net of recoveries.      (12)        (24)           --       (36)
 Transfers to held-for-sale.....        --         (5)           --        (5)
                                  --------     -------      -------   --------
 Balance at December 31, 2012...       256          48           --        304
 Provision (release)............      (43)           3           19       (21)
 Charge-offs, net of recoveries.        --        (11)           --       (11)
                                  --------     -------      -------   --------
 Balance at December 31, 2013...  $    213     $    40      $    19   $    272
                                  ========     =======      =======   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  Valuation Allowance Methodology

    Mortgage loans are considered to be impaired when it is probable that, based upon current information and events, the Company will be unable to collect all amounts due under the loan agreement. Specific valuation allowances are established using the same methodology for all three portfolio segments as the excess carrying value of a loan over either (i) the present value of expected future cash flows discounted at the loan's original effective interest rate, (ii) the estimated fair value of the loan's underlying collateral if the loan is in the process of foreclosure or otherwise collateral dependent, or (iii) the loan's observable market price. A common evaluation framework is used for establishing non-specific valuation allowances for all loan portfolio segments; however, a separate non-specific valuation allowance is calculated and maintained for each loan portfolio segment that is based on inputs unique to each loan portfolio segment. Non-specific valuation allowances are established for pools of loans with similar risk characteristics where a property-specific or market-specific risk has not been identified, but for which the Company expects to incur a credit loss. These evaluations are based upon several loan portfolio segment-specific factors, including the Company's experience for loan losses, defaults and loss severity, and loss expectations for loans with similar risk characteristics. These evaluations are revised as conditions change and new information becomes available.

  Commercial and Agricultural Mortgage Loan Portfolio Segments

    The Company typically uses several years of historical experience in establishing non-specific valuation allowances which captures multiple economic cycles. For evaluations of commercial mortgage loans, in addition to historical experience, management considers factors that include the impact of a rapid change to the economy, which may not be reflected in the loan portfolio, and recent loss and recovery trend experience as compared to historical loss and recovery experience. For evaluations of agricultural mortgage loans, in addition to historical experience, management considers factors that include increased stress in certain sectors, which may be evidenced by higher delinquency rates, or a change in the number of higher risk loans. On a quarterly basis, management incorporates the impact of these current market events and conditions on historical experience in determining the non-specific valuation allowance established for commercial and agricultural mortgage loans.

    All commercial mortgage loans are reviewed on an ongoing basis which may include an analysis of the property financial statements and rent roll, lease rollover analysis, property inspections, market analysis, estimated valuations of the underlying collateral, loan-to-value ratios, debt service coverage ratios, and tenant creditworthiness. All agricultural mortgage loans are monitored on an ongoing basis. The monitoring process focuses on higher risk loans, which include those that are classified as restructured, delinquent or in foreclosure, as well as loans with higher loan-to-value ratios and lower debt service coverage ratios. The monitoring process for agricultural mortgage loans is generally similar to the commercial mortgage loan monitoring process, with a focus on higher risk loans, including reviews on a geographic and property-type basis. Higher risk loans are reviewed individually on an ongoing basis for potential credit loss and specific valuation allowances are established using the methodology described above. Quarterly, the remaining loans are reviewed on a pool basis by aggregating groups of loans that have similar risk characteristics for potential credit loss, and non-specific valuation allowances are established as described above using inputs that are unique to each segment of the loan portfolio.

    For commercial mortgage loans, the primary credit quality indicator is the debt service coverage ratio, which compares a property's net operating income to amounts needed to service the principal and interest due

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

  under the loan. Generally, the lower the debt service coverage ratio, the higher the risk of experiencing a credit loss. The Company also reviews the loan-to-value ratio of its commercial mortgage loan portfolio. Loan-to-value ratios compare the unpaid principal balance of the loan to the estimated fair value of the underlying collateral. Generally, the higher the loan-to-value ratio, the higher the risk of experiencing a credit loss. The debt service coverage ratio and loan-to-value ratio, as well as the values utilized in calculating these ratios, are updated annually, on a rolling basis, with a portion of the loan portfolio updated each quarter.

    For agricultural mortgage loans, the Company's primary credit quality indicator is the loan-to-value ratio. The values utilized in calculating this ratio are developed in connection with the ongoing review of the agricultural mortgage loan portfolio and are routinely updated.

  Residential Mortgage Loan Portfolio Segment

    The Company's residential mortgage loan portfolio is comprised primarily of closed end, amortizing residential mortgage loans. For evaluations of residential mortgage loans, the key inputs of expected frequency and expected loss reflect current market conditions, with expected frequency adjusted, when appropriate, for differences from market conditions and the Company's historical experience. In contrast to the commercial and agricultural mortgage loan portfolios, residential mortgage loans are smaller-balance homogeneous loans that are collectively evaluated for impairment. Non-specific valuation allowances are established using the evaluation framework described above for pools of loans with similar risk characteristics from inputs that are unique to the residential segment of the loan portfolio. Loan specific valuation allowances are only established on residential mortgage loans when they have been restructured and are established using the methodology described above for all loan portfolio segments.

    For residential mortgage loans, the Company's primary credit quality indicator is whether the loan is performing or nonperforming. The Company generally defines nonperforming residential mortgage loans as those that are 60 or more days past due and/or in non-accrual status which is assessed monthly. Generally, nonperforming residential mortgage loans have a higher risk of experiencing a credit loss.

 Credit Quality of Commercial Mortgage Loans

   The credit quality of commercial mortgage loans held-for-investment, were as follows:

                                   Recorded Investment
                       -------------------------------------------
                       Debt Service Coverage Ratios
                       -----------------------------         % of     Estimated   % of
                       > 1.20x 1.00x - 1.20x < 1.00x  Total  Total   Fair Value   Total
                       ------- ------------- ------- ------- -----  ------------- -----
                                   (In millions)                    (In millions)
December 31, 2013:
Loan-to-value ratios:
Less than 65%......... $24,585    $  476      $596   $25,657  77.6%    $26,900     78.4%
65% to 75%............   5,219       438       104     5,761  17.4       5,852     17.1
76% to 80%............     444       157       189       790   2.4         776      2.3
Greater than 80%......     583       205        76       864   2.6         769      2.2
                       -------    ------      ----   ------- -----     -------    -----
 Total................ $30,831    $1,276      $965   $33,072 100.0%    $34,297    100.0%
                       =======    ======      ====   ======= =====     =======    =====

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

                                      Recorded Investment
                       ------------------------------------------------
                         Debt Service Coverage Ratios
                       --------------------------------           % of     Estimated   % of
                        > 1.20x  1.00x - 1.20x < 1.00x    Total   Total   Fair Value   Total
                       --------- ------------- -------- --------- -----  ------------- -----
                                     (In millions)                       (In millions)
December 31, 2012:
Loan-to-value ratios:
Less than 65%......... $  24,906   $    452    $    575 $  25,933  77.7%   $  27,894    78.8%
65% to 75%............     4,254        641         108     5,003  15.0        5,218    14.7
76% to 80%............       448        123         259       830   2.5          863     2.4
Greater than 80%......       847        501         255     1,603   4.8        1,451     4.1
                       ---------   --------    -------- --------- -----    ---------   -----
 Total................ $  30,455   $  1,717    $  1,197 $  33,369 100.0%   $  35,426   100.0%
                       =========   ========    ======== ========= =====    =========   =====

 Credit Quality of Agricultural Mortgage Loans

   The credit quality of agricultural mortgage loans held-for-investment, were as follows:

                                             December 31,
                             --------------------------------------------
                                      2013                   2012
                             ---------------------  ---------------------
                               Recorded     % of      Recorded     % of
                              Investment    Total    Investment    Total
                             ------------- -------  ------------- -------
                             (In millions)          (In millions)
      Loan-to-value ratios:
      Less than 65%.........   $  10,165      92.2%   $  10,628      92.5%
      65% to 75%............         659       6.0          514       4.5
      76% to 80%............          84       0.8           92       0.8
      Greater than 80%......         117       1.0          253       2.2
                               ---------   -------    ---------   -------
       Total................   $  11,025     100.0%   $  11,487     100.0%
                               =========   =======    =========   =======

   The estimated fair value of agricultural mortgage loans held-for-investment was $11.3 billion and $11.8 billion at December 31, 2013 and 2012, respectively.

 Credit Quality of Residential Mortgage Loans

   The credit quality of residential mortgage loans held-for-investment, were as follows:

                                              December 31,
                              --------------------------------------------
                                       2013                   2012
                              ---------------------  ---------------------
                                Recorded     % of      Recorded     % of
                               Investment    Total    Investment    Total
                              ------------- -------  ------------- -------
                              (In millions)          (In millions)
     Performance indicators:
     Performing..............   $  1,812       97.5%    $  105       100.0%
     Nonperforming...........         46        2.5         --          --
                                --------    -------     ------     -------
      Total..................   $  1,858      100.0%    $  105       100.0%
                                ========    =======     ======     =======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   The estimated fair value of residential mortgage loans held-for-investment was $1.8 billion and $109 million at December 31, 2013 and 2012, respectively.

 Past Due and Interest Accrual Status of Mortgage Loans

  The Company has a high quality, well performing mortgage loan portfolio, with 99% of all mortgage loans classified as performing at both December 31, 2013 and 2012. The Company defines delinquency consistent with industry practice, when mortgage loans are past due as follows: commercial and residential mortgage loans -- 60 days and agricultural mortgage loans -- 90 days. The past due and accrual status of mortgage loans at recorded investment, prior to valuation allowances, by portfolio segment, were as follows at:

                                                   Greater than 90 Days Past Due and
                           Past Due                     Still Accruing Interest                Nonaccrual Status
              ----------------------------------- ----------------------------------- -----------------------------------
              December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012
              ----------------- ----------------- ----------------- ----------------- ----------------- -----------------
                                                             (In millions)
Commercial...     $     --          $      --         $     --          $     --          $     169         $      83
Agricultural.           44                116               --                53                 47                67
Residential..           46                 --               --                --                 46                --
                  --------          ---------         --------          --------          ---------         ---------
 Total            $     90          $     116         $     --          $     53          $     262         $     150
                  ========          =========         ========          ========          =========         =========

 Impaired Mortgage Loans

   Impaired mortgage loans held-for-investment, including those modified in a troubled debt restructuring, by portfolio segment, were as follows at and for the years ended:

                                                          Loans without
                  Loans with a Valuation Allowance     a Valuation Allowance           All Impaired Loans
              ---------------------------------------- --------------------  --------------------------------------
               Unpaid                                   Unpaid                Unpaid             Average
              Principal  Recorded  Valuation  Carrying Principal   Recorded  Principal Carrying  Recorded  Interest
               Balance  Investment Allowances  Value    Balance   Investment  Balance   Value   Investment  Income
              --------- ---------- ---------- -------- ---------  ---------- --------- -------- ---------- --------
                                                         (In millions)
December 31, 2013:
Commercial...  $  173     $  169     $   49    $  120   $  247      $  246    $  420    $  366    $  430    $  12
Agricultural.      64         62          7        55       35          34        99        89       151        9
Residential..      --         --         --        --        5           4         5         4         2       --
               ------     ------     ------    ------   ------      ------    ------    ------    ------    -----
  Total......  $  237     $  231     $   56    $  175   $  287      $  284    $  524    $  459    $  583    $  21
               ======     ======     ======    ======   ======      ======    ======    ======    ======    =====
December 31, 2012:
Commercial...  $  367     $  359     $   84    $  275   $   82      $   82    $  449    $  357    $  384    $  11
Agricultural.     110        107         21        86       79          74       189       160       201        8
Residential..      --         --         --        --       --          --        --        --        --       --
               ------     ------     ------    ------   ------      ------    ------    ------    ------    -----
  Total......  $  477     $  466     $  105    $  361   $  161      $  156    $  638    $  517    $  585    $  19
               ======     ======     ======    ======   ======      ======    ======    ======    ======    =====

   Unpaid principal balance is generally prior to any charge-offs. Interest income recognized is primarily cash basis income. The average recorded investment for commercial, agricultural and residential mortgage loans was $257 million, $239 million and $0, respectively, for the year ended
 December 31, 2011; and interest income recognized for commercial, agricultural and residential mortgage loans was $5 million, $3 million and $0, respectively, for the year ended December 31, 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Mortgage Loans Modified in a Troubled Debt Restructuring

   For a small portion of the mortgage loan portfolio, classified as troubled debt restructurings, concessions are granted related to borrowers experiencing financial difficulties. Generally, the types of concessions include: reduction of the contractual interest rate, extension of the maturity date at an interest rate lower than current market interest rates, and/or a reduction of accrued interest. The amount, timing and extent of the concession granted is considered in determining any impairment or changes in the specific valuation allowance recorded with the restructuring. Through the continuous monitoring process, a specific valuation allowance may have been recorded prior to the quarter when the mortgage loan is modified in a troubled debt restructuring. Accordingly, the carrying value (after specific valuation allowance) before and after modification through a troubled debt restructuring may not change significantly, or may increase if the expected recovery is higher than the pre-modification recovery assessment. The number of mortgage loans and carrying value after specific valuation allowance of mortgage loans modified during the period in a troubled debt restructuring were as follows:

                                                   Years Ended December 31,
              ---------------------------------------------------------------------------------------------------
                                    2013                                              2012
              ------------------------------------------------- -------------------------------------------------
                Number of      Carrying Value after Specific      Number of      Carrying Value after Specific
              Mortgage Loans        Valuation Allowance         Mortgage Loans        Valuation Allowance
              -------------- ---------------------------------- -------------- ----------------------------------
                             Pre-Modification Post-Modification                Pre-Modification Post-Modification
                             ---------------- -----------------                ---------------- -----------------
                                       (In millions)                                     (In millions)
Commercial...          1         $    49           $    49              1          $    168         $    152
Agricultural.          2              24                24              5                17               16
Residential..         27               5                 5             --                --               --
                  ------         -------           -------          -----          --------         --------
 Total.......         30         $    78           $    78              6          $    185         $    168
                  ======         =======           =======          =====          ========         ========

   The Company had one residential mortgage loan modified in a troubled debt restructuring with a subsequent payment default with a carrying value of less than $1 million at December 31, 2013. There were no mortgage loans modified in a troubled debt restructuring with a subsequent payment default at December 31, 2012. Payment default is determined in the same manner as delinquency status as described above.

Other Invested Assets

  Other invested assets is comprised primarily of freestanding derivatives with positive estimated fair values (see Note 9), tax credit and renewable energy partnerships, loans to affiliates (see "- Related Party Investment Transactions") and leveraged leases.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Leveraged Leases

   Investment in leveraged leases consisted of the following at:

                                                               December 31,
                                                             -----------------
                                                               2013     2012
                                                             -------- --------
                                                               (In millions)
  Rental receivables, net................................... $  1,393 $  1,465
  Estimated residual values.................................      853      927
   Subtotal.................................................    2,246    2,392
  Unearned income...........................................    (742)    (834)
                                                             -------- --------
   Investment in leveraged leases, net of non-recourse debt. $  1,504 $  1,558
                                                             ======== ========

   Rental receivables are generally due in periodic installments. The payment periods range from one to 15 years but in certain circumstances can be over 30 years. For rental receivables, the primary credit quality indicator is whether the rental receivable is performing or nonperforming, which is assessed monthly. The Company generally defines nonperforming rental receivables as those that are 90 days or more past due. At December 31, 2013 and 2012, all rental receivables were performing.

   The deferred income tax liability related to leveraged leases was $1.4 billion at both December 31, 2013 and 2012.

   The components of income from investment in leveraged leases, excluding net investment gains (losses), were as follows:

                                                                        Years Ended December 31,
                                                                        ------------------------
                                                                         2013    2012    2011
                                                                         ------   -----   -----
                                                                          (In millions)
Income from investment in leveraged leases............................. $   60   $  34   $ 101
Less: Income tax expense on leveraged leases...........................     21      12      35
                                                                         ------   -----   -----
Investment income after income tax from investment in leveraged leases. $   39   $  22   $  66
                                                                         ======   =====   =====

Cash Equivalents

  The carrying value of cash equivalents, which includes securities and other investments with an original or remaining maturity of three months or less at the time of purchase, was $790 million and $1.1 billion at December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Unrealized Investment Gains (Losses)

  The components of net unrealized investment gains (losses), included in AOCI, were as follows:

                                                                           Years Ended December 31,
                                                                         ----------------------------
                                                                           2013     2012      2011
                                                                         -------- --------- ---------
                                                                                (In millions)
Fixed maturity securities............................................... $  8,521 $  19,120 $  14,266
Fixed maturity securities with noncredit OTTI losses in AOCI............    (149)     (256)     (522)
                                                                         -------- --------- ---------
 Total fixed maturity securities........................................    8,372    18,864    13,744
Equity securities.......................................................       83      (13)      (98)
Derivatives.............................................................      361     1,052     1,293
Short-term investments..................................................       --       (2)      (10)
Other...................................................................        5        18        45
                                                                         -------- --------- ---------
 Subtotal...............................................................    8,821    19,919    14,974
                                                                         -------- --------- ---------
Amounts allocated from:
 Insurance liability loss recognition...................................    (610)   (5,120)   (3,495)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................        5        12        33
 DAC and VOBA...........................................................    (721)   (1,231)   (1,102)
 Policyholder dividend obligation.......................................  (1,771)   (3,828)   (2,919)
                                                                         -------- --------- ---------
   Subtotal.............................................................  (3,097)  (10,167)   (7,483)
Deferred income tax benefit (expense) related to noncredit OTTI losses
  recognized in AOCI....................................................       51        86       172
Deferred income tax benefit (expense)...................................  (2,070)   (3,498)   (2,794)
                                                                         -------- --------- ---------
Net unrealized investment gains (losses)................................    3,705     6,340     4,869
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................      (1)       (1)       (1)
                                                                         -------- --------- ---------
Net unrealized investment gains (losses) attributable to Metropolitan
  Life Insurance Company................................................ $  3,704 $   6,339 $   4,868
                                                                         ======== ========= =========

  The changes in fixed maturity securities with noncredit OTTI losses included in AOCI were as follows:

                                                                Years Ended December 31,
                                                              --------------------------
                                                                 2013          2012
                                                                --------      --------
                                                                (In millions)
 Balance at January 1,....................................... $  (256)      $  (522)
 Noncredit OTTI losses and subsequent changes recognized (1).       47          (22)
 Securities sold with previous noncredit OTTI loss...........      114           122
 Subsequent changes in estimated fair value..................     (54)           166
                                                                --------      --------
 Balance at December 31,..................................... $  (149)      $  (256)
                                                                ========      ========

--------

(1)Noncredit OTTI losses and subsequent changes recognized, net of DAC, were $40 million and ($26) million for the years ended December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


  The changes in net unrealized investment gains (losses) were as follows:

                                                                            Years Ended December 31,
                                                                         -------------------------------
                                                                           2013       2012       2011
                                                                         --------- ---------- ----------
                                                                                  (In millions)
Balance at January 1,................................................... $   6,339 $    4,868 $    2,418
Fixed maturity securities on which noncredit OTTI losses have been
  recognized............................................................       107        266      (103)
Unrealized investment gains (losses) during the year....................  (11,205)      4,679      9,248
Unrealized investment gains (losses) relating to:
 Insurance liability gain (loss) recognition............................     4,510    (1,625)    (3,069)
 DAC and VOBA related to noncredit OTTI losses recognized in
   AOCI.................................................................       (7)       (21)          6
 DAC and VOBA...........................................................       510      (129)      (269)
 Policyholder dividend obligation.......................................     2,057      (909)    (2,043)
 Deferred income tax benefit (expense) related to noncredit OTTI losses
   recognized in AOCI...................................................      (35)       (86)         34
 Deferred income tax benefit (expense)..................................     1,428      (704)    (1,354)
                                                                         --------- ---------- ----------
Net unrealized investment gains (losses)................................     3,704      6,339      4,868
Net unrealized investment gains (losses) attributable to noncontrolling
  interests.............................................................        --         --         --
                                                                         --------- ---------- ----------
Balance at December 31,................................................. $   3,704 $    6,339 $    4,868
                                                                         ========= ========== ==========
Change in net unrealized investment gains (losses)...................... $ (2,635) $    1,471 $    2,450
Change in net unrealized investment gains (losses) attributable to
  noncontrolling interests..............................................        --         --         --
                                                                         --------- ---------- ----------
Change in net unrealized investment gains (losses) attributable to
  Metropolitan Life Insurance Company................................... $ (2,635) $    1,471 $    2,450
                                                                         ========= ========== ==========

Concentrations of Credit Risk

  There were no investments in any counterparty that were greater than 10% of the Company's equity, other than the U.S. government and its agencies, at both December 31, 2013 and 2012.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Securities Lending

  Elements of the securities lending program are presented below at:

                                                             December 31,
                                                          -------------------
                                                            2013      2012
                                                          --------- ---------
                                                             (In millions)
  Securities on loan: (1)
   Amortized cost........................................ $  18,829 $  16,224
   Estimated fair value.................................. $  19,153 $  18,564
  Cash collateral on deposit from counterparties (2)..... $  19,673 $  19,036
  Security collateral on deposit from counterparties (3). $      -- $      46
  Reinvestment portfolio -- estimated fair value......... $  19,822 $  19,392

--------

(1)Included within fixed maturity securities, short-term investments and equity securities.

(2)Included within payables for collateral under securities loaned and other transactions.

(3)Security collateral on deposit from counterparties may not be sold or repledged, unless the counterparty is in default, and is not reflected in the consolidated financial statements.

Invested Assets on Deposit and Pledged as Collateral

  Invested assets on deposit and pledged as collateral are presented below at estimated fair value for cash and cash equivalents, short-term investments, fixed maturity and equity securities, and trading and FVO securities, and at carrying value for mortgage loans at:

                                                                December 31,
                                                              -----------------
                                                                2013     2012
                                                              -------- --------
                                                                (In millions)
 Invested assets on deposit (regulatory deposits)............ $  1,338 $  1,555
 Invested assets pledged as collateral (1)...................   19,555   19,812
                                                              -------- --------
  Total invested assets on deposit and pledged as collateral. $ 20,893 $ 21,367
                                                              ======== ========

--------

(1)The Company has pledged invested assets in connection with various agreements and transactions, including funding agreements (see Note 4), and derivative transactions (see Note 9).

    See "-- Securities Lending" for securities on loan and Note 7 for investments designated to the closed block.

Purchased Credit Impaired Investments

  Investments acquired with evidence of credit quality deterioration since origination and for which it is probable at the acquisition date that the Company will be unable to collect all contractually required payments are classified as purchased credit impaired ("PCI") investments. For each investment, the excess of the cash flows expected to be collected as of the acquisition date over its acquisition date fair value is referred to as the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)

accretable yield and is recognized as net investment income on an effective yield basis. If subsequently, based on current information and events, it is probable that there is a significant increase in cash flows previously expected to be collected or if actual cash flows are significantly greater than cash flows previously expected to be collected, the accretable yield is adjusted prospectively. The excess of the contractually required payments (including interest) as of the acquisition date over the cash flows expected to be collected as of the acquisition date is referred to as the nonaccretable difference, and this amount is not expected to be realized as net investment income. Decreases in cash flows expected to be collected can result in OTTI.

  The Company's PCI fixed maturity securities were as follows at:

                                                         December 31,
                                                       -----------------
                                                         2013     2012
                                                       -------- --------
                                                         (In millions)
       Outstanding principal and interest balance (1). $  4,653 $  4,335
       Carrying value (2)............................. $  3,601 $  3,441

--------

(1)Represents the contractually required payments, which is the sum of contractual principal, whether or not currently due, and accrued interest.

(2)Estimated fair value plus accrued interest.

  The following table presents information about PCI fixed maturity securities acquired during the periods indicated:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2013          2012
                                                           ---------    ---------
                                                            (In millions)
   Contractually required payments (including interest). $   1,612     $   1,911
   Cash flows expected to be collected (1).............. $   1,248     $   1,436
   Fair value of investments acquired................... $     841     $     936

--------

(1)Represents undiscounted principal and interest cash flow expectations, at the date of acquisition.

  The following table presents activity for the accretable yield on PCI fixed maturity securities for:

                                                           Years Ended December 31,
                                                         --------------------------
                                                           2013          2012
                                                           ---------    ---------
                                                            (In millions)
    Accretable yield, January 1,........................ $   2,357     $   1,978
    Investments purchased...............................       407           500
    Accretion recognized in earnings....................     (236)         (181)
    Disposals...........................................     (144)          (84)
    Reclassification (to) from nonaccretable difference.        47           144
                                                           ---------    ---------
    Accretable yield, December 31,...................... $   2,431     $   2,357
                                                           =========    =========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Collectively Significant Equity Method Investments

  The Company holds investments in real estate joint ventures, real estate funds and other limited partnership interests consisting of leveraged buy-out funds, hedge funds, private equity funds, joint ventures and other funds. The portion of these investments accounted for under the equity method had a carrying value of $8.8 billion at December 31, 2013. The Company's maximum exposure to loss related to these equity method investments is limited to the carrying value of these investments plus unfunded commitments of $2.7 billion at December 31, 2013. Except for certain real estate joint ventures, the Company's investments in real estate funds and other limited partnership interests are generally of a passive nature in that the Company does not participate in the management of the entities.

  As described in Note 1, the Company generally records its share of earnings in its equity method investments using a three-month lag methodology and within net investment income. Aggregate net investment income from these equity method investments exceeded 10% of the Company's consolidated pre-tax income (loss) from continuing operations for two of the three most recent annual periods:
2013 and 2011. The Company is providing the following aggregated summarized financial data for such equity method investments, for the most recent annual periods, in order to provide comparative information. This aggregated summarized financial data does not represent the Company's proportionate share of the assets, liabilities, or earnings of such entities.

  The aggregated summarized financial data presented below reflects the latest available financial information and is as of, and for, the years ended
December 31, 2013, 2012 and 2011. Aggregate total assets of these entities totaled $280.7 billion and $259.4 billion at December 31, 2013 and 2012, respectively. Aggregate total liabilities of these entities totaled $23.5 billion and $22.2 billion at December 31, 2013 and 2012, respectively. Aggregate net income (loss) of these entities totaled $25.0 billion, $16.5 billion and $8.4 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Aggregate net income (loss) from the underlying entities in which the Company invests is primarily comprised of investment income, including recurring investment income and realized and unrealized investment gains (losses).

Variable Interest Entities

  The Company has invested in certain structured transactions (including CSEs) that are VIEs. In certain instances, the Company holds both the power to direct the most significant activities of the entity, as well as an economic interest in the entity and, as such, is deemed to be the primary beneficiary or consolidator of the entity.

  The determination of the VIE's primary beneficiary requires an evaluation of the contractual and implied rights and obligations associated with each party's relationship with or involvement in the entity, an estimate of the entity's expected losses and expected residual returns and the allocation of such estimates to each party involved in the entity. The Company generally uses a qualitative approach to determine whether it is the primary beneficiary. However, for VIEs that are investment companies or apply measurement principles consistent with those utilized by investment companies, the primary beneficiary is based on a risks and rewards model and is defined as the entity that will absorb a majority of a VIE's expected losses, receive a majority of a VIE's expected residual returns if no single entity absorbs a majority of expected losses, or both. The Company reassesses its involvement with VIEs on a quarterly basis. The use of different methodologies, assumptions and inputs in the determination of the primary beneficiary could have a material effect on the amounts presented within the consolidated financial statements.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Consolidated VIEs

   The following table presents the total assets and total liabilities relating to VIEs for which the Company has concluded that it is the primary beneficiary and which are consolidated at December 31, 2013 and 2012. Creditors or beneficial interest holders of VIEs where the Company is the primary beneficiary have no recourse to the general credit of the Company, as the Company's obligation to the VIEs is limited to the amount of its committed investment.

                                                                                        December 31,
                                                                           ---------------------------------------
                                                                                   2013                2012
                                                                           -------------------- ------------------
                                                                            Total      Total    Total     Total
                                                                            Assets  Liabilities Assets Liabilities
                                                                           -------- ----------- ------ -----------
                                                                                        (In millions)
Real estate joint ventures (1)............................................ $  1,181   $  443    $  11     $  14
Fixed maturity securities (2).............................................      159       80      172        83
Other invested assets.....................................................       82        7       85        --
Other limited partnership interests.......................................       61       --      189         1
CSEs (assets (primarily securities) and liabilities (primarily debt)) (3).       23       22       51        50
                                                                           --------   ------    -----     -----
 Total.................................................................... $  1,506   $  552    $ 508     $ 148
                                                                           ========   ======    =====     =====

--------

(1)The Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013, which represented the majority of the balances at December 31, 2013. Assets of the real estate fund are a real estate investment trust which holds primarily traditional core income-producing real estate which have associated liabilities that are primarily non-recourse debt secured by certain real estate assets of the fund. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its investment in the real estate fund of $178 million at carrying value at December 31, 2013. The long-term debt bears interest primarily at fixed rates ranging from 1.39% to 4.45%, payable primarily on a monthly basis. Interest expense related to these obligations, included in other expenses, was less than $1 million for the year ended December 31, 2013.

(2)The Company consolidates certain fixed maturity securities purchased in an investment vehicle which was partially funded with affiliated long-term debt. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $2 million and $1 million for the years ended December 31, 2013 and 2012, respectively. There was no interest expense for the year ended December 31, 2011.

(3)The Company consolidates entities that are structured as collateralized debt obligations. The assets of these entities can only be used to settle their respective liabilities, and under no circumstances is the Company liable for any principal or interest shortfalls should any arise. The Company's exposure was limited to that of its remaining investment in these entities of less than $1 million at estimated fair value at both December 31, 2013 and 2012. The long-term debt bears interest primarily at variable rates, payable on a bi-annual basis. Interest expense related to these obligations, included in other expenses, was $3 million, $4 million and $9 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Unconsolidated VIEs

   The carrying amount and maximum exposure to loss relating to VIEs in which the Company holds a significant variable interest but is not the primary beneficiary and which have not been consolidated were as follows at:

                                                                December 31,
                                                 -------------------------------------------
                                                         2013                  2012
                                                 --------------------- ---------------------
                                                             Maximum               Maximum
                                                 Carrying   Exposure   Carrying   Exposure
                                                  Amount   to Loss (1)  Amount   to Loss (1)
                                                 --------- ----------- --------- -----------
                                                                (In millions)
Fixed maturity securities AFS:
 Structured securities (RMBS, CMBS and ABS) (2). $  40,910  $  40,910  $  42,936  $  42,936
 U.S. and foreign corporate.....................     2,251      2,251      2,566      2,566
Other limited partnership interests.............     3,168      4,273      2,966      3,880
Other invested assets...........................     1,498      1,852      1,068      1,381
Real estate joint ventures......................        31         31         34         40
                                                 ---------  ---------  ---------  ---------
 Total.......................................... $  47,858  $  49,317  $  49,570  $  50,803
                                                 =========  =========  =========  =========

--------

(1)The maximum exposure to loss relating to fixed maturity securities AFS is equal to their carrying amounts or the carrying amounts of retained interests. The maximum exposure to loss relating to other limited partnership interests and real estate joint ventures is equal to the carrying amounts plus any unfunded commitments of the Company. For certain of its investments in other invested assets, the Company's return is in the form of income tax credits which are guaranteed by creditworthy third parties. For such investments, the maximum exposure to loss is equal to the carrying amounts plus any unfunded commitments, reduced by income tax credits guaranteed by third parties of $257 million and $315 million at December 31, 2013 and 2012, respectively. Such a maximum loss would be expected to occur only upon bankruptcy of the issuer or investee.

(2)For these variable interests, the Company's involvement is limited to that of a passive investor.

   As described in Note 17, the Company makes commitments to fund partnership investments in the normal course of business. Excluding these commitments, the Company did not provide financial or other support to investees designated as VIEs during the years ended December 31, 2013, 2012 and 2011.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Income

  The components of net investment income were as follows:

                                                      Years Ended December 31,
                                                    -----------------------------
                                                      2013      2012      2011
                                                    --------- --------- ---------
                                                            (In millions)
Investment income:
 Fixed maturity securities......................... $   8,279 $   8,295 $   8,225
 Equity securities.................................        78        68        73
 Trading and FVO securities (1)....................        43        77        29
 Mortgage loans....................................     2,405     2,528     2,401
 Policy loans......................................       440       451       479
 Real estate and real estate joint ventures........       699       593       493
 Other limited partnership interests...............       633       555       435
 Cash, cash equivalents and short-term investments.        32        19        12
 International joint ventures......................       (4)       (2)       (1)
 Other.............................................        21         7       112
                                                    --------- --------- ---------
   Subtotal........................................    12,626    12,591    12,258
 Less: Investment expenses.........................       844       743       652
                                                    --------- --------- ---------
   Subtotal, net...................................    11,782    11,848    11,606
                                                    --------- --------- ---------
FVO CSEs--interest income:
 Securities........................................         3         4         9
                                                    --------- --------- ---------
   Subtotal........................................         3         4         9
                                                    --------- --------- ---------
     Net investment income......................... $  11,785 $  11,852 $  11,615
                                                    ========= ========= =========

--------

(1)Changes in estimated fair value subsequent to purchase for securities still held as of the end of the respective years included in net investment income were $4 million, $44 million and $2 million for the years ended December 31, 2013, 2012, and 2011, respectively.

    See "-- Variable Interest Entities" for discussion of CSEs.

    See "-- Related Party Investment Transactions" for discussion of affiliated net investment income and investment expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


Net Investment Gains (Losses)

 Components of Net Investment Gains (Losses)

   The components of net investment gains (losses) were as follows:

                                                                           Years Ended December 31,
                                                                         --------------------------
                                                                          2013      2012     2011
                                                                          ------  --------  ------
                                                                             (In millions)
Total gains (losses) on fixed maturity securities:
 Total OTTI losses recognized -- by sector and industry:
   U.S. and foreign corporate securities -- by industry:
     Utility............................................................ $ (48)   $   (29)  $   --
     Consumer...........................................................   (12)       (19)    (40)
     Finance............................................................    (4)       (21)    (37)
     Communications.....................................................    (2)       (18)    (26)
     Industrial.........................................................     --        (4)     (8)
     Transportation.....................................................     --        (1)      --
                                                                          ------  --------  ------
       Total U.S. and foreign corporate securities......................   (66)       (92)   (111)
   RMBS.................................................................   (62)       (70)    (78)
   CMBS.................................................................     --       (28)     (9)
   ABS..................................................................     --        (2)    (28)
   Foreign government...................................................     --         --     (1)
                                                                          ------  --------  ------
 OTTI losses on fixed maturity securities recognized in earnings........  (128)      (192)   (227)
 Fixed maturity securities -- net gains (losses) on sales and disposals.    177         16     107
                                                                          ------  --------  ------
   Total gains (losses) on fixed maturity securities....................     49      (176)   (120)
                                                                          ------  --------  ------
Total gains (losses) on equity securities:
 Total OTTI losses recognized -- by sector:
   Non-redeemable preferred stock.......................................   (17)         --    (33)
   Common stock.........................................................    (2)        (7)     (8)
                                                                          ------  --------  ------
 OTTI losses on equity securities recognized in earnings................   (19)        (7)    (41)
 Equity securities -- net gains (losses) on sales and disposals.........      6         15      44
                                                                          ------  --------  ------
   Total gains (losses) on equity securities............................   (13)          8       3
                                                                          ------  --------  ------
 Trading and FVO securities -- FVO general account securities...........     11         11     (2)
 Mortgage loans.........................................................     31         84     133
 Real estate and real estate joint ventures.............................   (15)       (27)     133
 Other limited partnership interests....................................   (41)       (35)      11
 Other investment portfolio gains (losses)..............................      5      (192)     (4)
                                                                          ------  --------  ------
     Subtotal -- investment portfolio gains (losses)....................     27      (327)     154
                                                                          ------  --------  ------
FVO CSEs:
 Securities.............................................................      2         --      --
 Long-term debt -- related to securities................................    (2)        (7)     (8)
Non-investment portfolio gains (losses).................................     21          4    (14)
                                                                          ------  --------  ------
     Subtotal FVO CSEs and non-investment portfolio gains (losses)......     21        (3)    (22)
                                                                          ------  --------  ------
       Total net investment gains (losses).............................. $   48   $  (330)  $  132
                                                                          ======  ========  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   See "-- Variable Interest Entities" for discussion of CSEs.

   See "-- Related Party Investment Transactions" for discussion of affiliated net investment gains (losses) related to transfers of invested assets to affiliates.

   Gains (losses) from foreign currency transactions included within net investment gains (losses) were less than $1 million, $2 million and $21 million for the years ended December 31, 2013, 2012 and 2011, respectively.

 Sales or Disposals and Impairments of Fixed Maturity and Equity Securities

   Proceeds from sales or disposals of fixed maturity and equity securities and the components of fixed maturity and equity securities net investment gains (losses) are as shown in the table below. Investment gains and losses on sales of securities are determined on a specific identification basis.

                                                            Years Ended December 31,
                                     -----------------------------------------------------------------------
                                       2013     2012     2011   2013  2012  2011    2013     2012     2011
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
                                     Fixed Maturity Securities  Equity Securities           Total
                                     -------------------------- ----------------- --------------------------
                                                                  (In millions)
Proceeds............................ $ 45,538 $ 29,472 $ 34,015 $ 144 $ 126 $ 771 $ 45,682 $ 29,598 $ 34,786
                                     ======== ======== ======== ===== ===== ===== ======== ======== ========
Gross investment gains.............. $    556 $    327 $    445 $  25 $  23 $  86 $    581 $    350 $    531
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
Gross investment losses.............    (379)    (311)    (338)  (19)   (8)  (42)    (398)    (319)    (380)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
Total OTTI losses:
  Credit-related....................    (115)    (125)    (183)    --    --    --    (115)    (125)    (183)
  Other (1).........................     (13)     (67)     (44)  (19)   (7)  (41)     (32)     (74)     (85)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
   Total OTTI losses................    (128)    (192)    (227)  (19)   (7)  (41)    (147)    (199)    (268)
                                     -------- -------- -------- ----- ----- ----- -------- -------- --------
    Net investment gains (losses)... $     49 $  (176) $  (120) $(13) $   8 $   3 $     36 $  (168) $  (117)
                                     ======== ======== ======== ===== ===== ===== ======== ======== ========

--------

(1)Other OTTI losses recognized in earnings include impairments on (i) equity securities, (ii) perpetual hybrid securities classified within fixed maturity securities where the primary reason for the impairment was the severity and/or the duration of an unrealized loss position and (iii) fixed maturity securities where there is an intent to sell or it is more likely than not that the Company will be required to sell the security before recovery of the decline in estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


 Credit Loss Rollforward

   The table below presents a rollforward of the cumulative credit loss component of OTTI loss recognized in earnings on fixed maturity securities still held for which a portion of the OTTI loss was recognized in OCI:

                                                                         Years Ended December 31,
                                                                         ------------------------
                                                                            2013         2012
                                                                          ----------  ----------
                                                                             (In millions)
Balance at January 1,................................................... $      285   $      316
Additions:
 Initial impairments -- credit loss OTTI recognized on
  securities not previously impaired....................................          4           38
 Additional impairments -- credit loss OTTI recognized on
  securities previously impaired........................................         54           45
Reductions:
 Sales (maturities, pay downs or prepayments) during the period
  of securities previously impaired as credit loss OTTI.................       (65)         (95)
 Securities impaired to net present value of expected future cash flows.         --         (17)
 Increases in cash flows -- accretion of previous credit loss OTTI......        (1)          (2)
                                                                          ----------  ----------
Balance at December 31,................................................. $      277   $      285
                                                                          ==========  ==========

 Related Party Investment Transactions

   The Company transfers invested assets, primarily consisting of fixed maturity securities, to and from affiliates. Invested assets transferred to and from affiliates were as follows:

                                                                     Years Ended December 31,
                                                                     ------------------------
                                                                      2013    2012     2011
                                                                     ------  -------  ------
                                                                         (In millions)
Estimated fair value of invested assets transferred to affiliates... $  781  $     4  $  170
Amortized cost of invested assets transferred to affiliates......... $  688  $     4  $  164
Net investment gains (losses) recognized on transfers............... $   93  $    --  $    6
Estimated fair value of invested assets transferred from affiliates. $  882  $    --  $  132

   Included within the transfers to affiliates in 2013 and transfers from affiliates in 2013 was $751 million and $739 million, respectively, related to the establishment of a custodial account to secure certain policyholder liabilities. See Note 20.

   The Company purchased from MetLife Bank, $1.5 billion of fixed maturity securities, at estimated fair value, for cash during the year ended December 31, 2012. See "-- Mortgage Loans" for information on additional purchases from this affiliate.

   The Company provides investment administrative services to certain affiliates. The related investment administrative service charges to these affiliates were $172 million, $158 million and $164 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company also had additional affiliated net investment income of $4 million, $4 million and $3 million for the years ended December 31, 2013, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

8. Investments (continued)


   The Company has affiliated loans outstanding, which are included in other invested assets, totaling $1.5 billion at both December 31, 2013 and 2012. At December 31, 2011, the loans were outstanding with Exeter. During 2012, MetLife, Inc. assumed this affiliated debt from Exeter. One loan matured on September 30, 2012 and was replaced by a new loan on October 1, 2012. The loans, which bear interest at a fixed rate, payable semiannually are due as follows: $500 million at 6.44% due on June 30, 2014, $250 million at 3.57% due on October 1, 2019, $250 million at 7.44% due on September 30, 2016, $150 million at 5.64% due July 15, 2021 and $375 million at 5.86% due December 16, 2021. Net investment income from these loans was $90 million, $93 million and $69 million for the years ended December 31, 2013, 2012 and 2011, respectively.

   The Company has a loan outstanding to Exeter, which is included in other invested assets, totaling $75 million at both December 31, 2013 and 2012. This loan is due on December 30, 2014 and bears interest on a weighted average of 6.80%. Net investment income from this loan was $5 million for each of the years ended December 31, 2013, 2012 and 2011, respectively.

9. Derivatives

Accounting for Derivatives

  See Note 1 for a description of the Company's accounting policies for derivatives and Note 10 for information about the fair value hierarchy for derivatives.

Derivative Strategies

  The Company is exposed to various risks relating to its ongoing business operations, including interest rate, foreign currency exchange rate, credit and equity market. The Company uses a variety of strategies to manage these risks, including the use of derivatives.

  Derivatives are financial instruments whose values are derived from interest rates, foreign currency exchange rates, credit spreads and/or other financial indices. Derivatives may be exchange-traded or contracted in the over-the-counter ("OTC") market. Certain of the Company's OTC derivatives are cleared and settled through central clearing counterparties ("OTC-cleared"), while others are bilateral contracts between two counterparties ("OTC-bilateral"). The types of derivatives the Company uses include swaps, forwards, futures and option contracts. To a lesser extent, the Company uses credit default swaps and structured interest rate swaps to synthetically replicate investment risks and returns which are not readily available in the cash market.

 Interest Rate Derivatives

   The Company uses a variety of interest rate derivatives to reduce its exposure to changes in interest rates, including interest rate swaps, caps, floors, swaptions and forwards.

   Interest rate swaps are used by the Company primarily to reduce market risks from changes in interest rates and to alter interest rate exposure arising from mismatches between assets and liabilities (duration mismatches). In an interest rate swap, the Company agrees with another party to exchange, at specified intervals, the difference between fixed rate and floating rate interest amounts as calculated by reference to an agreed notional amount. The Company utilizes interest rate swaps in fair value, cash flow and non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


   The Company uses structured interest rate swaps to synthetically create investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and a cash instrument such as a U.S. Treasury, agency, or other fixed maturity security. Structured interest rate swaps are included in interest rate swaps. Structured interest rate swaps are not designated as hedging instruments.

   The Company purchases interest rate caps and floors primarily to protect its floating rate liabilities against rises in interest rates above a specified level, and against interest rate exposure arising from mismatches between assets and liabilities, as well as to protect its minimum rate guarantee liabilities against declines in interest rates below a specified level, respectively.

   In certain instances, the Company locks in the economic impact of existing purchased caps and floors by entering into offsetting written caps and floors. The Company utilizes interest rate caps and floors in non-qualifying hedging relationships.

   Swaptions are used by the Company to hedge interest rate risk associated with the Company's long-term liabilities and invested assets. A swaption is an option to enter into a swap with a forward starting effective date. In certain instances, the Company locks in the economic impact of existing purchased swaptions by entering into offsetting written swaptions. The Company pays a premium for purchased swaptions and receives a premium for written swaptions. The Company utilizes swaptions in non-qualifying hedging relationships. Swaptions are included in interest rate options.

   The Company enters into interest rate forwards to buy and sell securities. The price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. The Company utilizes interest rate forwards in cash flow hedging relationships.

   To a lesser extent the Company uses interest rate futures in non-qualifying hedging relationships.

 Foreign Currency Exchange Rate Derivatives

   The Company uses foreign currency exchange rate derivatives including foreign currency swaps, and foreign currency forwards to reduce the risk from fluctuations in foreign currency exchange rates associated with its assets and liabilities denominated in foreign currencies. In a foreign currency swap transaction, the Company agrees with another party to exchange, at specified intervals, the difference between one currency and another at a fixed exchange rate, generally set at inception, calculated by reference to an agreed upon notional amount. The notional amount of each currency is exchanged at the inception and termination of the currency swap by each party. The Company utilizes foreign currency swaps in fair value, cash flow and non-qualifying hedging relationships.

   In a foreign currency forward transaction, the Company agrees with another party to deliver a specified amount of an identified currency at a specified future date. The price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. The Company utilizes foreign currency forwards in non-qualifying hedging relationships.

   To a lesser extent, the Company uses currency options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


 Credit Derivatives

   The Company enters into purchased credit default swaps to hedge against credit-related changes in the value of its investments. In a credit default swap transaction, the Company agrees with another party to pay, at specified intervals, a premium to hedge credit risk. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the delivery of par quantities of the referenced investment equal to the specified swap notional in exchange for the payment of cash amounts by the counterparty equal to the par value of the investment surrendered. Credit events vary by type of issuer but typically include bankruptcy, failure to pay debt obligations, repudiation, moratorium, or involuntary restructuring. In each case, payout on a credit default swap is triggered only after the Credit Derivatives Determinations Committee of the International Swaps and Derivatives Association, Inc. ("ISDA") deems that a credit event has occurred. The Company utilizes credit default swaps in non-qualifying hedging relationships.

   The Company enters into written credit default swaps to synthetically create credit investments that are either more expensive to acquire or otherwise unavailable in the cash markets. These transactions are a combination of a derivative and one or more cash instruments, such as U.S. Treasury securities, agency securities or other fixed maturity securities. These credit default swaps are not designated as hedging instruments.

   The Company also enters into certain purchased and written credit default swaps held in relation to trading portfolios for the purpose of generating profits on short-term differences in price. These credit default swaps are not designated as hedging instruments.

   The Company enters into forwards to lock in the price to be paid for forward purchases of certain securities. The price is agreed upon at the time of the contract and payment for the contract is made at a specified future date. When the primary purpose of entering into these transactions is to hedge against the risk of changes in purchase price due to changes in credit spreads, the Company designates these as credit forwards. The Company utilizes credit forwards in cash flow hedging relationships.

 Equity Derivatives

   To a lesser extent the Company uses equity index options in non-qualifying hedging relationships.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Primary Risks Managed by Derivatives

  The following table presents the gross notional amount, estimated fair value and primary underlying risk exposure of the Company's derivatives, excluding embedded derivatives, held at:

                                                                                      December 31,
                                                             ---------------------------------------------------------------
                                                                          2013                            2012
                                                             ------------------------------- -------------------------------
                                                                        Estimated Fair Value            Estimated Fair Value
                                                                        --------------------            --------------------
                                                              Notional                        Notional
                           Primary Underlying Risk Exposure    Amount    Assets  Liabilities   Amount    Assets  Liabilities
                           --------------------------------  ---------- -------- ----------- ---------- -------- -----------
                                                                                      (In millions)
Derivatives Designated as Hedging Instruments
Fair value hedges:
  Interest rate swaps..... Interest rate.................... $    5,940 $  1,277  $     68   $    4,824 $  1,893  $     79
  Foreign currency swaps.. Foreign currency exchange rate...      2,591      252       122        3,064      332        71
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................         8,531    1,529       190        7,888    2,225       150
                                                             ---------- --------  --------   ---------- --------  --------
Cash flow hedges:
  Interest rate swaps..... Interest rate....................      2,584       77       109        2,984      606        --
  Interest rate forwards.. Interest rate....................        205        3         3          265       58        --
  Foreign currency swaps.. Foreign currency exchange rate...     10,560      374       500        7,595      198       246
                                                             ---------- --------  --------   ---------- --------  --------
   Subtotal..............................................        13,349      454       612       10,844      862       246
                                                             ---------- --------  --------   ---------- --------  --------
    Total qualifying hedges.............................         21,880    1,983       802       18,732    3,087       396
                                                             ---------- --------  --------   ---------- --------  --------
Derivatives Not Designated or Not Qualifying as Hedging Instruments
Interest rate swaps....... Interest rate....................     59,022    1,320       732       41,008    1,978       854
Interest rate floors...... Interest rate....................     38,220      323       234       33,870      737       493
Interest rate caps........ Interest rate....................     29,809      141        --       40,434       63        --
Interest rate futures..... Interest rate....................        105       --        --        2,476       --        10
Interest rate options..... Interest rate....................      4,849      120         8        4,862      336         2
Synthetic GICs............ Interest rate....................      4,409       --        --        4,162       --        --
Foreign currency swaps.... Foreign currency exchange rate...      7,267       79       492        6,411      137       532
Foreign currency forwards. Foreign currency exchange rate...      4,261       44        32        2,131       16        26
Currency options.......... Foreign currency exchange rate...         --       --        --          129        1        --
Credit default
 swaps--purchased......... Credit...........................      1,506        7        21        1,463        7        14
Credit default
 swaps--written........... Credit...........................      6,600      124         1        6,230       55         5
Equity options............ Equity market....................      1,147       --        --          630        1        --
                                                             ---------- --------  --------   ---------- --------  --------
   Total non-designated or non-qualifying derivatives....       157,195    2,158     1,520      143,806    3,331     1,936
                                                             ---------- --------  --------   ---------- --------  --------
    Total...............................................     $  179,075 $  4,141  $  2,322   $  162,538 $  6,418  $  2,332
                                                             ========== ========  ========   ========== ========  ========

  Based on notional amounts, a substantial portion of the Company's derivatives was not designated or did not qualify as part of a hedging relationship at both December 31, 2013 and 2012. The Company's use of derivatives includes
(i) derivatives that serve as macro hedges of the Company's exposure to various risks and that generally do not qualify for hedge accounting due to the criteria required under the portfolio hedging rules; (ii) derivatives that economically hedge insurance liabilities that contain mortality or morbidity risk and that generally do not qualify for hedge accounting because the lack of these risks in the derivatives cannot support an expectation of a highly effective hedging relationship; and (iii) written credit default swaps that are used to synthetically create credit investments and that do not qualify for hedge accounting because they do not involve a hedging relationship. For these non-qualified derivatives, changes in market factors can lead to the recognition of fair value changes in the consolidated statement of operations without an offsetting gain or loss recognized in earnings for the item being hedged.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  Net Derivative Gains (Losses)

  The components of net derivative gains (losses) were as follows:

                                                 Years Ended December 31,
                                                ---------------------------
                                                   2013     2012     2011
                                                ---------- ------- --------
                                                       (In millions)
    Derivatives and hedging gains (losses) (1). $  (1,205) $    77 $  2,040
    Embedded derivatives.......................        135     598    (462)
                                                ---------- ------- --------
     Total net derivative gains (losses)....... $  (1,070) $   675 $  1,578
                                                ========== ======= ========

--------

(1)Includes foreign currency transaction gains (losses) on hedged items in cash flow and non-qualifying hedging relationships, which are not presented elsewhere in this note.

  The following table presents earned income on derivatives:

                                                        Years Ended December 31,
                                                        ------------------------
                                                         2013     2012    2011
                                                         ------  ------  ------
                                                           (In millions)
   Qualifying hedges:
    Net investment income.............................. $  129   $  108  $   96
    Interest credited to policyholder account balances.    148      146     173
   Non-qualifying hedges:
    Net investment income..............................    (6)      (6)     (8)
    Net derivative gains (losses)......................    450      314     179
                                                         ------  ------  ------
      Total............................................ $  721   $  562  $  440
                                                         ======  ======  ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


Non-Qualifying Derivatives and Derivatives for Purposes Other Than Hedging

  The following table presents the amount and location of gains (losses) recognized in income for derivatives that were not designated or qualifying as hedging instruments:

                                                       Net          Net
                                                    Derivative   Investment
                                                  Gains (Losses) Income (1)
                                                  -------------- ----------
                                                        (In millions)
     Year Ended December 31, 2013:
      Interest rate derivatives..................   $  (1,753)   $      --
      Foreign currency exchange rate derivatives.         (69)          --
      Credit derivatives -- purchased............          (6)        (14)
      Credit derivatives -- written..............          100           1
      Equity derivatives.........................           --        (22)
                                                    ----------   ---------
        Total....................................   $  (1,728)   $    (35)
                                                    ==========   =========
     Year Ended December 31, 2012:
      Interest rate derivatives..................   $     (83)   $      --
      Foreign currency exchange rate derivatives.        (252)          --
      Credit derivatives -- purchased............         (72)        (15)
      Credit derivatives -- written..............          105          --
      Equity derivatives.........................           --        (12)
                                                    ----------   ---------
        Total....................................   $    (302)   $    (27)
                                                    ==========   =========
     Year Ended December 31, 2011:
      Interest rate derivatives..................   $    1,679   $      --
      Foreign currency exchange rate derivatives.          103          --
      Credit derivatives -- purchased............           74           6
      Credit derivatives -- written..............         (61)         (1)
      Equity derivatives.........................           --        (14)
                                                    ----------   ---------
        Total....................................   $    1,795   $     (9)
                                                    ==========   =========

--------

(1)Changes in estimated fair value related to economic hedges of equity method investments in joint ventures, and changes in estimated fair value related to derivatives held in relation to trading portfolios.

Fair Value Hedges

  The Company designates and accounts for the following as fair value hedges when they have met the requirements of fair value hedging: (i) interest rate swaps to convert fixed rate assets and liabilities to floating rate assets and liabilities; and (ii) foreign currency swaps to hedge the foreign currency fair value exposure of foreign currency denominated assets and liabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The Company recognizes gains and losses on derivatives and the related hedged items in fair value hedges within net derivative gains (losses). The following table presents the amount of such net derivative gains (losses):

                                                               Net Derivative  Net Derivative Ineffectiveness
                                                               Gains (Losses)  Gains (Losses)  Recognized in
Derivatives in Fair Value  Hedged Items in Fair Value Hedging    Recognized    Recognized for Net Derivative
Hedging Relationships                Relationships             for Derivatives  Hedged Items  Gains (Losses)
-------------------------  ----------------------------------- --------------- -------------- ---------------
                                                                               (In millions)
Year Ended December 31, 2013:
Interest rate swaps:       Fixed maturity securities..........   $       34      $     (33)      $       1
                           Policyholder liabilities (1).......        (800)             807              7
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................           13            (12)              1
                           Foreign-denominated PABs (2).......         (98)             112             14
                                                                 ----------      ----------      ---------
  Total.....................................................     $    (851)      $      874      $      23
                                                                 ==========      ==========      =========
Year Ended December 31, 2012:
Interest rate swaps:       Fixed maturity securities..........   $        2      $      (3)      $     (1)
                           Policyholder liabilities (1).......         (72)              89             17
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................          (1)               1             --
                           Foreign-denominated PABs (2).......           32            (41)            (9)
                                                                 ----------      ----------      ---------
  Total.....................................................     $     (39)      $       46      $       7
                                                                 ==========      ==========      =========
Year Ended December 31, 2011:
Interest rate swaps:       Fixed maturity securities..........   $     (18)      $       18      $      --
                           Policyholder liabilities (1).......        1,019           (994)             25
Foreign currency swaps:    Foreign-denominated fixed maturity
                           securities.........................            1               3              4
                           Foreign-denominated PABs (2).......           28            (55)           (27)
                                                                 ----------      ----------      ---------
  Total.....................................................     $    1,030      $  (1,028)      $       2
                                                                 ==========      ==========      =========

--------

(1)Fixed rate liabilities reported in PABs or future policy benefits.

(2)Fixed rate or floating rate liabilities.

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

Cash Flow Hedges

  The Company designates and accounts for the following as cash flow hedges when they have met the requirements of cash flow hedging: (i) interest rate swaps to convert floating rate assets and liabilities to fixed rate assets and liabilities; (ii) foreign currency swaps to hedge the foreign currency cash flow exposure of foreign currency denominated assets and liabilities;
(iii) interest rate forwards and credit forwards to lock in the price to be paid for forward purchases of investments; and (iv) interest rate swaps and interest rate forwards to hedge the forecasted purchases of fixed-rate investments.

  In certain instances, the Company discontinued cash flow hedge accounting because the forecasted transactions were no longer probable of occurring. Because certain of the forecasted transactions also were not probable of occurring within two months of the anticipated date, the Company reclassified certain amounts from AOCI into net derivative gains (losses). These amounts were not significant for the year ending December 31, 2013, and were $1 million and $3 million for the years ended December 31, 2012 and 2011, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  At December 31, 2013 and 2012, the maximum length of time over which the Company was hedging its exposure to variability in future cash flows for forecasted transactions did not exceed seven years and eight years, respectively.

  At December 31, 2013 and 2012, the balance in AOCI associated with cash flow hedges was $361 million and $1.1 billion, respectively.

  The following table presents the effects of derivatives in cash flow hedging relationships on the consolidated statements of operations and the consolidated statements of equity:

                                                    Amount and Location        Amount and Location
                            Amount of Gains          of Gains (Losses)          of Gains (Losses)
Derivatives in Cash Flow  (Losses) Deferred in       Reclassified from        Recognized in Income
Hedging Relationships     AOCI on Derivatives     AOCI into Income (Loss)     (Loss) on Derivatives
------------------------  -------------------- ----------------------------- -----------------------
                          (Effective Portion)       (Effective Portion)       (Ineffective Portion)
-                         -------------------- ----------------------------- -----------------------
                                               Net Derivative Net Investment     Net Derivative
                                               Gains (Losses)     Income         Gains (Losses)
                                               -------------- -------------- -----------------------
                                                       (In millions)
Year Ended December 31, 2013:
Interest rate swaps......  $            (511)    $       20    $         8   $                   (3)
Interest rate forwards...                (43)             1              2                        --
Foreign currency swaps...               (120)          (15)            (3)                         2
Credit forwards..........                 (3)            --              1                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (677)    $        6    $         8   $                   (1)
                          ==================== ============== ============== =======================
Year Ended December 31, 2012:
Interest rate swaps......  $             (55)    $        3    $         4   $                     1
Interest rate forwards...                 (1)            --              2                        --
Foreign currency swaps...               (187)           (7)            (5)                       (5)
Credit forwards..........                  --            --              1                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            (243)    $      (4)    $         2   $                   (4)
                          ==================== ============== ============== =======================
Year Ended December 31, 2011:
Interest rate swaps......  $              919    $       --    $         1   $                     1
Interest rate forwards...                 128            22              2                         2
Foreign currency swaps...                 166             7            (5)                         1
Credit forwards..........                  18             1             --                        --
                          -------------------- -------------- -------------- -----------------------
  Total..................  $            1,231    $       30    $       (2)   $                     4
                          ==================== ============== ============== =======================

  All components of each derivative's gain or loss were included in the assessment of hedge effectiveness.

  At December 31, 2013, ($17) million of deferred net gains (losses) on derivatives in AOCI was expected to be reclassified to earnings within the next 12 months.

Credit Derivatives

  In connection with synthetically created credit investment transactions and credit default swaps held in relation to the trading portfolio, the Company writes credit default swaps for which it receives a premium to insure credit risk. Such credit derivatives are included within the non-qualifying derivatives and derivatives for purposes other than hedging table. If a credit event occurs, as defined by the contract, the contract may be cash settled or it may be settled gross by the Company paying the counterparty the specified swap notional amount in exchange for the delivery of par quantities of the referenced credit obligation. The Company's maximum amount at risk, assuming the value of all referenced credit obligations is zero, was $6.6 billion and $6.2 billion at December 31, 2013 and

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

2012, respectively. The Company can terminate these contracts at any time through cash settlement with the counterparty at an amount equal to the then current fair value of the credit default swaps. At December 31, 2013 and 2012, the Company would have received $123 million and $50 million, respectively, to terminate all of these contracts.

  The following table presents the estimated fair value, maximum amount of future payments and weighted average years to maturity of written credit default swaps at:

                                                                    December 31,
                                  ---------------------------------------------------------------------------------
                                                    2013                                     2012
                                  ---------------------------------------- ----------------------------------------
                                  Estimated      Maximum                   Estimated      Maximum
                                  Fair Value Amount of Future   Weighted   Fair Value Amount of Future   Weighted
Rating Agency Designation of      of Credit   Payments under    Average    of Credit   Payments under    Average
Referenced                         Default    Credit Default    Years to    Default    Credit Default    Years to
Credit Obligations (1)              Swaps       Swaps (2)     Maturity (3)   Swaps       Swaps (2)     Maturity (3)
----------------------------      ---------- ---------------- ------------ ---------- ---------------- ------------
                                         (In millions)                            (In millions)
Aaa/Aa/A
Single name credit default swaps
  (corporate).................... $       6    $        395            2.6  $      7    $        573            2.5
Credit default swaps referencing
  indices........................        20           2,089            1.6        31           2,064            2.1
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        26           2,484            1.7        38           2,637            2.2
                                  ---------- ----------------              ---------- ----------------
Baa
Single name credit default swaps
  (corporate)....................        16             874            3.2         4             835            3.2
Credit default swaps referencing
  indices........................        52           2,898            4.7         6           2,469            4.9
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        68           3,772            4.4        10           3,304            4.5
                                  ---------- ----------------              ---------- ----------------
Ba
Single name credit default swaps
  (corporate)....................        --               5            3.8        --              25            2.7
Credit default swaps referencing
  indices........................        --              --             --        --              --             --
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        --               5            3.8        --              25            2.7
                                  ---------- ----------------              ---------- ----------------
B
Single name credit default swaps
  (corporate)....................        --              --             --        --              --             --
Credit default swaps referencing
  indices........................        29             339            4.9         2             264            4.9
                                  ---------- ----------------              ---------- ----------------
 Subtotal........................        29             339            4.9         2             264            4.9
                                  ---------- ----------------              ---------- ----------------
   Total......................... $     123    $      6,600            3.4  $     50    $      6,230            3.5
                                  ========== ================              ========== ================

--------

(1)The rating agency designations are based on availability and the midpoint of the applicable ratings among Moody's Investors Service ("Moody's"), S&P and Fitch Ratings. If no rating is available from a rating agency, then an internally developed rating is used.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


(2)Assumes the value of the referenced credit obligations is zero.

(3)The weighted average years to maturity of the credit default swaps is calculated based on weighted average notional amounts.

  The Company has also entered into credit default swaps to purchase credit protection on certain of the referenced credit obligations in the table above. As a result, the maximum amounts of potential future recoveries available to offset the $6.6 billion and $6.2 billion from the table above were $70 million and $120 million at December 31, 2013 and 2012, respectively.

  Written credit default swaps held in relation to the trading portfolio amounted to $10 million in notional and $0 in fair value at both December 31, 2013 and 2012.

Credit Risk on Freestanding Derivatives

  The Company may be exposed to credit-related losses in the event of nonperformance by counterparties to derivatives. Generally, the current credit exposure of the Company's derivatives is limited to the net positive estimated fair value of derivatives at the reporting date after taking into consideration the existence of master netting or similar agreements and any collateral received pursuant to such agreements.

  The Company manages its credit risk related to derivatives by entering into transactions with creditworthy counterparties and establishing and monitoring exposure limits. The Company's OTC-bilateral derivative transactions are generally governed by ISDA Master Agreements which provide for legally enforceable set-off and close-out netting of exposures to specific counterparties in the event of early termination of a transaction, which includes, but is not limited to, events of default and bankruptcy. In the event of an early termination, the Company is permitted to set-off receivables from the counterparty against payables to the same counterparty arising out of all included transactions. Substantially all of the Company's ISDA Master Agreements also include Credit Support Annex provisions which require both the pledging and accepting of collateral in connection with its OTC-bilateral derivatives.

  The Company's OTC-cleared derivatives are effected through central clearing counterparties and its exchange-traded derivatives are effected through regulated exchanges. Such positions are marked to market and margined on a daily basis, and the Company has minimal exposure to credit-related losses in the event of nonperformance by counterparties to such derivatives.

  See Note 10 for a description of the impact of credit risk on the valuation of derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The estimated fair value of the Company's net derivative assets and net derivative liabilities after the application of master netting agreements and collateral was as follows at:

                                                                   December 31, 2013    December 31, 2012
Derivatives Subject to a Master Netting Arrangement or a Similar  -------------------- --------------------
Arrangement                                                        Assets  Liabilities  Assets  Liabilities
----------------------------------------------------------------  -------- ----------- -------- -----------
                                                                                    (In millions)
 Gross estimated fair value of derivatives:
  OTC-bilateral (1).............................................. $  4,026  $  2,232   $  6,556  $  2,408
  OTC-cleared (1)................................................      251       117         --        --
  Exchange-traded................................................       --        --         --        10
                                                                  --------  --------   --------  --------
    Total gross estimated fair value of derivatives (1)..........    4,277     2,349      6,556     2,418
 Amounts offset in the consolidated balance sheets...............       --        --         --        --
                                                                  --------  --------   --------  --------
 Estimated fair value of derivatives presented in the
   consolidated balance sheets (1)...............................    4,277     2,349      6,556     2,418
 Gross amounts not offset in the consolidated balance sheets:
 Gross estimated fair value of derivatives: (2)
  OTC-bilateral..................................................  (1,844)   (1,844)    (2,083)   (2,083)
  OTC-cleared....................................................    (114)     (114)         --        --
  Exchange-traded................................................       --        --         --        --
 Cash collateral: (3)
  OTC-bilateral..................................................  (1,143)       (3)    (3,425)       (1)
  OTC-cleared....................................................    (128)       (3)         --        --
  Exchange-traded................................................       --        --         --      (10)
 Securities collateral: (4)
  OTC-bilateral..................................................  (1,024)     (319)    (1,048)     (261)
  OTC-cleared....................................................       --        --         --        --
  Exchange-traded................................................       --        --         --        --
                                                                  --------  --------   --------  --------
 Net amount after application of master netting agreements and
   collateral.................................................... $     24  $     66   $     --  $     63
                                                                  ========  ========   ========  ========

--------

(1)At December 31, 2013 and 2012, derivative assets include income or expense accruals reported in accrued investment income or in other liabilities of $136 million and $138 million, respectively, and derivative liabilities include income or expense accruals reported in accrued investment income or in other liabilities of $27 million and $86 million, respectively.

(2)Estimated fair value of derivatives is limited to the amount that is subject to set-off and includes income or expense accruals.

(3)Cash collateral received is included in cash and cash equivalents , short-term investments or in fixed maturity securities, and the obligation to return it is included in payables for collateral under securities loaned and other transactions in the consolidated balance sheets. The receivable for the return of cash collateral provided by the Company is inclusive of initial margin on exchange-traded and OTC-cleared

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)

   derivatives and is included in premiums, reinsurance and other receivables in the consolidated balance sheets. The amount of cash collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements. At December 31, 2013 and 2012, the Company received excess cash collateral of $47 million and $0, respectively, and provided excess cash collateral of $3 million and $25 million, respectively, which is not included in the table above due to the foregoing limitation.

(4)Securities collateral received by the Company is held in separate custodial accounts and is not recorded on the consolidated balance sheets. Subject to certain constraints, the Company is permitted by contract to sell or repledge this collateral, but at December 31, 2013 none of the collateral had been sold or repledged. Securities collateral pledged by the Company is reported in fixed maturity securities in the consolidated balance sheets. Subject to certain constraints, the counterparties are permitted by contract to sell or repledge this collateral. The amount of securities collateral offset in the table above is limited to the net estimated fair value of derivatives after application of netting agreements and cash collateral. At December 31, 2013 and 2012, the Company received excess securities collateral with an estimated fair value of $106 million and $139 million, respectively, for its OTC-bilateral derivatives which are not included in the table above due to the foregoing limitation. At December 31, 2013 and 2012, the Company provided excess securities collateral with an estimated fair value of $25 million and $0 , respectively, for its OTC-bilateral derivatives, and $106 million and $0, respectively, for its OTC-cleared derivatives, which are not included in the table above due to the foregoing limitation. At both December 31, 2013 and 2012, the Company did not pledge any securities collateral for its exchange traded derivatives.

  The Company's collateral arrangements for its OTC-bilateral derivatives generally require the counterparty in a net liability position, after considering the effect of netting agreements, to pledge collateral when the fair value of that counterparty's derivatives reaches a pre-determined threshold. Certain of these arrangements also include financial strength-contingent provisions that provide for a reduction of these thresholds (on a sliding scale that converges toward zero) in the event of downgrades in the financial strength ratings of the Company and/or the credit ratings of the counterparty. In addition, certain of the Company's netting agreements for derivatives contain provisions that require both the Company and the counterparty to maintain a specific investment grade financial strength or credit rating from each of Moody's and S&P. If a party's financial strength or credit ratings were to fall below that specific investment grade financial strength or credit rating, that party would be in violation of these provisions, and the other party to the derivatives could terminate the transactions and demand immediate settlement and payment based on such party's reasonable valuation of the derivatives.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value of the Company's OTC-bilateral derivatives that are in a net liability position after considering the effect of netting agreements, together with the estimated fair value and balance sheet location of the collateral pledged. The table also presents the incremental collateral that the Company would be required to provide if there was a one notch downgrade in the Company's financial strength rating at the reporting date or if the Company's financial strength rating sustained a downgrade to a level that triggered full overnight collateralization or termination of the derivative position at the reporting date. OTC-bilateral derivatives that are not subject to collateral agreements are excluded from this table.

                                                   Estimated Fair Value of       Fair Value of Incremental Collateral
                                                     Collateral Provided:                   Provided Upon:
                                                 ---------------------------- ------------------------------------------
                                                                                                   Downgrade in the
                                                                                                 Company's Financial
                                                                                                 Strength Rating to a
                                    Estimated                                    One Notch     Level that Triggers Full
                                  Fair Value of                                Downgrade in           Overnight
                                  Derivatives in                               the Company's     Collateralization or
                                  Net Liability  Fixed Maturity                  Financial           Termination
                                   Position (1)    Securities       Cash      Strength Rating of the Derivative Position
                                  -------------- -------------- ------------- --------------- --------------------------
                                                                (In millions)
December 31, 2013:
Derivatives subject to financial
  strength-contingent
  provisions.....................  $        354     $    344       $    --        $    --           $            5
Derivatives not subject to
  financial strength-contingent
  provisions.....................             4           --             3             --                       --
                                  -------------- -------------- ------------- --------------- --------------------------
 Total...........................  $        358     $    344       $     3        $    --           $            5
                                  ============== ============== ============= =============== ==========================
December 31, 2012:
Derivatives subject to financial
  strength-contingent
  provisions.....................  $        263     $    261       $    --        $    --           $            1
Derivatives not subject to
  financial strength-contingent
  provisions.....................            --           --             1             --                       --
                                  -------------- -------------- ------------- --------------- --------------------------
 Total...........................  $        263     $    261       $     1        $    --           $            1
                                  ============== ============== ============= =============== ==========================

--------

(1)After taking into consideration the existence of netting agreements.

Embedded Derivatives

  The Company issues certain products or purchases certain investments that contain embedded derivatives that are required to be separated from their host contracts and accounted for as freestanding derivatives. These host contracts principally include: variable annuities with guaranteed minimum benefits, including GMWBs, GMABs and certain GMIBs; affiliated ceded reinsurance of guaranteed minimum benefits related to GMWBs, GMABs and certain GMIBs; funds withheld on ceded reinsurance and affiliated funds withheld on ceded reinsurance; funding agreements with equity or bond indexed crediting rates; and certain debt and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

9. Derivatives (continued)


  The following table presents the estimated fair value and balance sheet location of the Company's embedded derivatives that have been separated from their host contracts at:

                                                                                       December 31,
                                                                                     -----------------
                                                           Balance Sheet Location      2013     2012
                                                          -------------------------- -------- --------
                                                                                       (In millions)
Net embedded derivatives within asset host contracts:
  Ceded guaranteed minimum benefits...................... Premiums, reinsurance and
                                                          other receivables......... $   (62) $  1,362
  Options embedded in debt or equity
   securities............................................ Investments...............    (106)     (55)
                                                                                     -------- --------
   Net embedded derivatives within asset host contracts..........................    $  (168) $  1,307
                                                                                     ======== ========
Net embedded derivatives within liability host contracts:
  Direct guaranteed minimum benefits..................... PABs...................... $  (868) $   (92)
  Funds withheld on ceded reinsurance.................... Other liabilities.........      758    1,563
  Other.................................................. PABs......................        4       16
                                                                                     -------- --------
   Net embedded derivatives within liability host contracts......................    $  (106) $  1,487
                                                                                     ======== ========

  The following table presents changes in estimated fair value related to embedded derivatives:

                                                 Years Ended December 31,
                                                 ----------------------
                                                  2013     2012    2011
                                                 ------   ------ --------
                                                     (In millions)
         Net derivative gains (losses) (1), (2). $  135   $  598 $  (462)

--------

(1)The valuation of direct guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses), in connection with this adjustment, were ($42) million, ($71) million and $88 million for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, the valuation of ceded guaranteed minimum benefits includes a nonperformance risk adjustment. The amounts included in net derivative gains (losses) in connection with this adjustment were $125 million, $122 million and ($219) million for the years ended December 31, 2013, 2012 and 2011, respectively.

(2)See Note 6 for discussion of affiliated net derivative gains (losses) included in the table above.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


10. Fair Value

  When developing estimated fair values, the Company considers three broad valuation techniques: (i) the market approach, (ii) the income approach, and
(iii) the cost approach. The Company determines the most appropriate valuation technique to use, given what is being measured and the availability of sufficient inputs, giving priority to observable inputs. The Company categorizes its assets and liabilities measured at estimated fair value into a three-level hierarchy, based on the significant input with the lowest level in its valuation. The input levels are as follows:

  Level 1  Unadjusted quoted prices in active
           markets for identical assets or
           liabilities. The Company defines
           active markets based on average
           trading volume for equity securities.
           The size of the bid/ask spread is
           used as an indicator of market
           activity for fixed maturity
           securities.

  Level 2  Quoted prices in markets that are not
           active or inputs that are observable
           either directly or indirectly. These
           inputs can include quoted prices for
           similar assets or liabilities other
           than quoted prices in Level 1, quoted
           prices in markets that are not
           active, or other significant inputs
           that are observable or can be derived
           principally from or corroborated by
           observable market data for
           substantially the full term of the
           assets or liabilities.

  Level 3  Unobservable inputs that are
           supported by little or no market
           activity and are significant to the
           determination of estimated fair value
           of the assets or liabilities.
           Unobservable inputs reflect the
           reporting entity's own assumptions
           about the assumptions that market
           participants would use in pricing the
           asset or liability.

  Financial markets are susceptible to severe events evidenced by rapid depreciation in asset values accompanied by a reduction in asset liquidity. The Company's ability to sell securities, or the price ultimately realized for these securities, depends upon the demand and liquidity in the market and increases the use of judgment in determining the estimated fair value of certain securities.

  Considerable judgment is often required in interpreting market data to develop estimates of fair value, and the use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Recurring Fair Value Measurements

  The assets and liabilities measured at estimated fair value on a recurring basis and their corresponding placement in the fair value hierarchy, including those items for which the Company has elected the FVO, are presented below.

                                                                            December 31, 2013
                                                              ----------------------------------------------
                                                                   Fair Value Hierarchy
                                                              ------------------------------
                                                                                             Total Estimated
                                                               Level 1   Level 2    Level 3    Fair Value
                                                              --------- ---------- --------- ---------------
                                                                           (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $      -- $   58,960 $   5,269  $     64,229
  U.S. Treasury and agency...................................    15,858     14,624        62        30,544
  Foreign corporate..........................................        --     25,558     3,198        28,756
  RMBS.......................................................        --     22,197     2,513        24,710
  CMBS.......................................................        --      7,946       430         8,376
  ABS........................................................        --      5,298     2,526         7,824
  State and political subdivision............................        --      5,777        --         5,777
  Foreign government.........................................        --      3,256       274         3,530
                                                              --------- ---------- ---------  ------------
   Total fixed maturity securities...........................    15,858    143,616    14,272       173,746
                                                              --------- ---------- ---------  ------------
Equity securities:
  Common stock...............................................       361        753        50         1,164
  Non-redeemable preferred stock.............................        --        450       278           728
                                                              --------- ---------- ---------  ------------
   Total equity securities...................................       361      1,203       328         1,892
                                                              --------- ---------- ---------  ------------
Trading and FVO securities:
  Actively Traded Securities.................................         2        648        12           662
  FVO general account securities.............................        --         24        14            38
  FVO securities held by CSEs................................        --         23        --            23
                                                              --------- ---------- ---------  ------------
   Total trading and FVO securities..........................         2        695        26           723
Short-term investments (1)...................................     1,387      4,224       175         5,786
Residential mortgage loans -- FVO                                    --         --       338           338
  Derivative assets: (2)
   Interest rate.............................................        --      3,258         3         3,261
   Foreign currency exchange rate............................        --        735        14           749
   Credit....................................................        --        108        23           131
   Equity market.............................................        --         --        --            --
                                                              --------- ---------- ---------  ------------
    Total derivative assets..................................        --      4,101        40         4,141
                                                              --------- ---------- ---------  ------------
Net embedded derivatives within asset host contracts (3).....        --         --      (62)          (62)
Separate account assets (4)..................................    28,422    105,165     1,209       134,796
                                                              --------- ---------- ---------  ------------
    Total assets............................................. $  46,030 $  259,004 $  16,326  $    321,360
                                                              ========= ========== =========  ============
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $      -- $    1,150 $       4  $      1,154
  Foreign currency exchange rate.............................        --      1,146        --         1,146
  Credit.....................................................        --         22        --            22
  Equity market..............................................        --         --        --            --
                                                              --------- ---------- ---------  ------------
   Total derivative liabilities..............................        --      2,318         4         2,322
Net embedded derivatives within liability host contracts (3).        --          4     (110)         (106)
Long-term debt...............................................        --         79        43           122
Long-term debt of CSEs.......................................        --         --        28            28
Trading liabilities (5)......................................       260          2        --           262
                                                              --------- ---------- ---------  ------------
    Total liabilities........................................ $     260 $    2,403 $    (35)  $      2,628
                                                              ========= ========== =========  ============

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                                                             December 31, 2012
                                                              ------------------------------------------------
                                                                    Fair Value Hierarchy
                                                              --------------------------------
                                                                                               Total Estimated
                                                               Level 1    Level 2    Level 3     Fair Value
                                                              ---------- ---------- ---------- ---------------
                                                                             (In millions)
Assets
Fixed maturity securities:
  U.S. corporate............................................. $       -- $   61,540 $    5,460   $   67,000
  U.S. Treasury and agency...................................     17,653     14,927         71       32,651
  Foreign corporate..........................................         --     27,180      3,054       30,234
  RMBS.......................................................         --     23,323      1,702       25,025
  CMBS.......................................................         --      9,384        402        9,786
  ABS........................................................         --      6,202      1,923        8,125
  State and political subdivision............................         --      6,720         --        6,720
  Foreign government.........................................         --      3,853        282        4,135
                                                              ---------- ---------- ----------   ----------
    Total fixed maturity securities..........................     17,653    153,129     12,894      183,676
                                                              ---------- ---------- ----------   ----------
Equity securities:
  Common stock...............................................        189        792         60        1,041
  Non-redeemable preferred stock.............................         --        177        281          458
                                                              ---------- ---------- ----------   ----------
    Total equity securities..................................        189        969        341        1,499
                                                              ---------- ---------- ----------   ----------
Trading and FVO securities:
  Actively Traded Securities.................................          7        646          6          659
  FVO general account securities.............................         --         26         26           52
  FVO securities held by CSEs................................         --         41         --           41
                                                              ---------- ---------- ----------   ----------
    Total trading and FVO securities.........................          7        713         32          752
                                                              ---------- ---------- ----------   ----------
Short-term investments (1)...................................      2,565      3,936        252        6,753
Residential mortgage loans -- FVO............................         --         --         --           --
  Derivative assets: (2)
    Interest rate............................................         --      5,613         58        5,671
    Foreign currency exchange rate...........................         --        646         38          684
    Credit...................................................         --         29         33           62
    Equity market............................................         --          1         --            1
                                                              ---------- ---------- ----------   ----------
     Total derivative assets.................................         --      6,289        129        6,418
                                                              ---------- ---------- ----------   ----------
Net embedded derivatives within asset host contracts (3).....         --         --      1,362        1,362
Separate account assets (4)..................................     24,237     95,794        940      120,971
                                                              ---------- ---------- ----------   ----------
     Total assets............................................ $   44,651 $  260,830 $   15,950   $  321,431
                                                              ========== ========== ==========   ==========
Liabilities
Derivative liabilities: (2)
  Interest rate.............................................. $       10 $    1,428 $       --   $    1,438
  Foreign currency exchange rate.............................         --        874          1          875
  Credit.....................................................         --         19         --           19
                                                              ---------- ---------- ----------   ----------
       Total derivative liabilities..........................         10      2,321          1        2,332
Net embedded derivatives within liability host contracts (3).         --         16      1,471        1,487
Long-term debt...............................................         --         --         --           --
Long-term debt of CSEs.......................................         --         --         44           44
Trading liabilities (5)......................................        163         --         --          163
                                                              ---------- ---------- ----------   ----------
     Total liabilities....................................... $      173 $    2,337 $    1,516   $    4,026
                                                              ========== ========== ==========   ==========

--------

(1)Short-term investments as presented in the tables above differ from the amounts presented in the consolidated balance sheets because certain short-term investments are not measured at estimated fair value on a recurring basis.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)Derivative assets are presented within other invested assets in the consolidated balance sheets and derivative liabilities are presented within other liabilities in the consolidated balance sheets. The amounts are presented gross in the tables above to reflect the presentation in the consolidated balance sheets, but are presented net for purposes of the rollforward in the Fair Value Measurements Using Significant Unobservable Inputs (Level 3) tables.

(3)Net embedded derivatives within asset host contracts are presented within premiums, reinsurance and other receivables in the consolidated balance sheets. Net embedded derivatives within liability host contracts are presented within PABs and other liabilities in the consolidated balance sheets. At December 31, 2013 and 2012, equity securities also included embedded derivatives of ($106) million and ($55) million, respectively.

(4)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders whose liability is reflected within separate account liabilities. Separate account liabilities are set equal to the estimated fair value of separate account assets.

(5)Trading liabilities are presented within other liabilities in the consolidated balance sheets.

  The following describes the valuation methodologies used to measure assets and liabilities at fair value. The description includes the valuation techniques and key inputs for each category of assets or liabilities that are classified within Level 2 and Level 3 of the fair value hierarchy.

 Investments

  Valuation Controls and Procedures

    On behalf of the Company and MetLife, Inc.'s Chief Investment Officer and Chief Financial Officer, a pricing and valuation committee that is independent of the trading and investing functions and comprised of senior management, provides oversight of control systems and valuation policies for securities, mortgage loans and derivatives. On a quarterly basis, this committee reviews and approves new transaction types and markets, ensures that observable market prices and market-based parameters are used for valuation, wherever possible, and determines that judgmental valuation adjustments, when applied, are based upon established policies and are applied consistently over time. This committee also provides oversight of the selection of independent third party pricing providers and the controls and procedures to evaluate third party pricing. Periodically, the Chief Accounting Officer reports to the Audit Committees of Metropolitan Life Insurance Company's and MetLife, Inc.'s Boards of Directors regarding compliance with fair value accounting standards.

    The Company reviews its valuation methodologies on an ongoing basis and revises those methodologies when necessary based on changing market conditions. Assurance is gained on the overall reasonableness and consistent application of input assumptions, valuation methodologies and compliance with fair value accounting standards through controls designed to ensure valuations represent an exit price. Several controls are utilized, including certain monthly controls, which include, but are not limited to, analysis of portfolio returns to corresponding benchmark returns, comparing a sample of executed prices of securities sold to the fair value estimates, comparing fair value estimates to management's knowledge of the current market, reviewing the bid/ask spreads to assess activity, comparing prices from multiple independent pricing services and ongoing due diligence to confirm that independent pricing services use market-based parameters. The

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  process includes a determination of the observability of inputs used in estimated fair values received from independent pricing services or brokers by assessing whether these inputs can be corroborated by observable market data. The Company ensures that prices received from independent brokers, also referred to herein as "consensus pricing," represent a reasonable estimate of fair value by considering such pricing relative to the Company's knowledge of the current market dynamics and current pricing for similar financial instruments. While independent non-binding broker quotations are utilized, they are not used for a significant portion of the portfolio. For example, fixed maturity securities priced using independent non-binding broker quotations represent 1% of the total estimated fair value of fixed maturity securities and 12% of the total estimated fair value of Level 3 fixed maturity securities.

    The Company also applies a formal process to challenge any prices received from independent pricing services that are not considered representative of estimated fair value. If prices received from independent pricing services are not considered reflective of market activity or representative of estimated fair value, independent non-binding broker quotations are obtained, or an internally developed valuation is prepared. Internally developed valuations of current estimated fair value, which reflect internal estimates of liquidity and nonperformance risks, compared with pricing received from the independent pricing services, did not produce material differences in the estimated fair values for the majority of the portfolio; accordingly, overrides were not material. This is, in part, because internal estimates of liquidity and nonperformance risks are generally based on available market evidence and estimates used by other market participants. In the absence of such market-based evidence, management's best estimate is used.

  Securities, Short-term Investments, Long-term Debt and Trading Liabilities

    When available, the estimated fair value of these financial instruments is based on quoted prices in active markets that are readily and regularly obtainable. Generally, these are the most liquid of the Company's securities holdings and valuation of these securities does not involve management's judgment.

    When quoted prices in active markets are not available, the determination of estimated fair value is based on market standard valuation methodologies, giving priority to observable inputs. The significant inputs to the market standard valuation methodologies for certain types of securities with reasonable levels of price transparency are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. When observable inputs are not available, the market standard valuation methodologies rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. These unobservable inputs can be based in large part on management's judgment or estimation and cannot be supported by reference to market activity. Even though these inputs are unobservable, management believes they are consistent with what other market participants would use when pricing such securities and are considered appropriate given the circumstances.

    The estimated fair value of FVO securities held by CSEs, long-term debt and trading liabilities is determined on a basis consistent with the methodologies described herein for securities.

  Level 2 Valuation Techniques and Key Inputs:

    This level includes securities priced principally by independent pricing services using observable inputs. Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 2 fixed maturity securities and equity securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   U.S. corporate and foreign corporate securities

     These securities are principally valued using the market and income approaches. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Privately-placed securities are valued using matrix pricing methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer, and in certain cases, delta spread adjustments to reflect specific credit-related issues.

   U.S. Treasury and agency securities

     These securities are principally valued using the market approach. Valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as a benchmark U.S. Treasury yield curve, the spread off the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using standard market inputs, including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information, including, but not limited to: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans.

   State and political subdivision and foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques using standard market observable inputs, including a benchmark U.S. Treasury yield or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

   Common and non-redeemable preferred stock

     These securities are principally valued using the market approach. Valuations are based principally on observable inputs, including quoted prices in markets that are not considered active.

  Level 3 Valuation Techniques and Key Inputs:

    In general, securities classified within Level 3 use many of the same valuation techniques and inputs as described previously for Level 2. However, if key inputs are unobservable, or if the investments are less

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

  liquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or a lack of transparency in the process to develop the valuation estimates, generally causing these investments to be classified in Level 3.

    Trading and FVO securities and short-term investments within this level are of a similar nature and class to the Level 3 securities described below; accordingly, the valuation techniques and significant market standard observable inputs used in their valuation are also similar to those described below.

   U.S. corporate and foreign corporate securities

     These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market approach. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including illiquidity premium, delta spread adjustments to reflect specific credit-related issues, credit spreads; and inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on independent non-binding broker quotations.

   Structured securities comprised of RMBS, CMBS and ABS

     These securities are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads. Below investment grade securities and sub-prime RMBS included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain of these valuations are based on independent non-binding broker quotations.

   Foreign government securities

     These securities are principally valued using the market approach. Valuations are based primarily on independent non-binding broker quotations and inputs, including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2. Certain valuations are based on matrix pricing that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data, including credit spreads.

   Common and non-redeemable preferred stock

     These securities, including privately-held securities and financial services industry hybrid securities classified within equity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing, discounted cash flow methodologies or other similar techniques using inputs such as comparable credit rating and issuance structure. Certain of these securities are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 and independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  Mortgage Loans

    The Company has elected the FVO for certain residential mortgage loans held-for-investment.

  Level 3 Valuation Techniques and Key Inputs:

   Residential mortgage loans -- FVO

     For these investments, the estimated fair values are based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data.

  Separate Account Assets

    Separate account assets are carried at estimated fair value and reported as a summarized total on the consolidated balance sheets. The estimated fair value of separate account assets is based on the estimated fair value of the underlying assets. Separate account assets include: mutual funds, fixed maturity securities, equity securities, derivatives, hedge funds, other limited partnership interests, short-term investments and cash and cash equivalents.

  Level 2 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are certain mutual funds and hedge funds without readily determinable fair values as prices are not published publicly. Valuation of the mutual funds and hedge funds is based upon quoted prices or reported NAV provided by the fund managers.

  Level 3 Valuation Techniques and Key Inputs:

    These assets are comprised of investments that are similar in nature to the instruments described under "-- Securities, Short-term Investments, Long-term Debt and Trading Liabilities" and "-- Derivatives -- Freestanding Derivatives." Also included are other limited partnership interests, which are valued giving consideration to the value of the underlying holdings of the partnerships and by applying a premium or discount, if appropriate, for factors such as liquidity, bid/ask spreads, the performance record of the fund manager or other relevant variables that may impact the exit value of the particular partnership interest.

 Derivatives

   The estimated fair value of derivatives is determined through the use of quoted market prices for exchange-traded derivatives, or through the use of pricing models for OTC-bilateral and OTC-cleared derivatives. The determination of estimated fair value, when quoted market values are not available, is based on market standard valuation methodologies and inputs that management believes are consistent with what other market participants would use when pricing such instruments. Derivative valuations can be affected by changes in interest rates, foreign currency exchange rates, financial indices, credit spreads, default risk, nonperformance

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 risk, volatility, liquidity and changes in estimates and assumptions used in the pricing models. The valuation controls and procedures for derivatives are described in "-- Investments."

   The significant inputs to the pricing models for most OTC-bilateral and OTC-cleared derivatives are inputs that are observable in the market or can be derived principally from, or corroborated by, observable market data. Significant inputs that are observable generally include: interest rates, foreign currency exchange rates, interest rate curves, credit curves and volatility. However, certain OTC-bilateral and OTC-cleared derivatives may rely on inputs that are significant to the estimated fair value that are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant inputs that are unobservable generally include references to emerging market currencies and inputs that are outside the observable portion of the interest rate curve, credit curve, volatility or other relevant market measure. These unobservable inputs may involve significant management judgment or estimation. Even though unobservable, these inputs are based on assumptions deemed appropriate given the circumstances and management believes they are consistent with what other market participants would use when pricing such instruments.

   Most inputs for OTC-bilateral and OTC-cleared derivatives are mid-market inputs but, in certain cases, liquidity adjustments are made when they are deemed more representative of exit value. Market liquidity, as well as the use of different methodologies, assumptions and inputs, may have a material effect on the estimated fair values of the Company's derivatives and could materially affect net income.

   The credit risk of both the counterparty and the Company are considered in determining the estimated fair value for all OTC-bilateral and OTC-cleared derivatives, and any potential credit adjustment is based on the net exposure by counterparty after taking into account the effects of netting agreements and collateral arrangements. The Company values its OTC-bilateral and OTC-cleared derivatives using standard swap curves which may include a spread to the risk free rate, depending upon specific collateral arrangements. This credit spread is appropriate for those parties that execute trades at pricing levels consistent with similar collateral arrangements. As the Company and its significant derivative counterparties generally execute trades at such pricing levels and hold sufficient collateral, additional credit risk adjustments are not currently required in the valuation process. The Company's ability to consistently execute at such pricing levels is in part due to the netting agreements and collateral arrangements that are in place with all of its significant derivative counterparties. An evaluation of the requirement to make additional credit risk adjustments is performed by the Company each reporting period.

  Freestanding Derivatives

  Level 2 Valuation Techniques and Key Inputs:

    This level includes all types of derivatives utilized by the Company with the exception of exchange-traded derivatives included within Level 1 and those derivatives with unobservable inputs as described in Level 3. These derivatives are principally valued using the income approach.

   Interest rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and basis curves.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, basis curves and interest rate volatility.

   Foreign currency exchange rate

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, basis curves, currency spot rates and cross currency basis curves.

   Credit

     Non-option-based. Valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve, credit curves and recovery rates.

   Equity market

     Option-based. Valuations are based on option pricing models, which utilize significant inputs that may include the swap yield curve, spot equity index levels, dividend yield curves and equity volatility.

  Level 3 Valuation Techniques and Key Inputs:

    These derivatives are principally valued using the income approach. Valuations of non-option-based derivatives utilize present value techniques, whereas valuations of option-based derivatives utilize option pricing models. These valuation methodologies generally use the same inputs as described in the corresponding sections above for Level 2 measurements of derivatives. However, these derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data.

   Interest rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve and basis curves.

   Foreign currency exchange rate

     Non-option-based. Significant unobservable inputs may include the extrapolation beyond observable limits of the swap yield curve, basis curves, cross currency basis curves and currency correlation.

   Credit

     Non-option-based. Significant unobservable inputs may include credit spreads, repurchase rates and the extrapolation beyond observable limits of the swap yield curve and credit curves. Certain of these derivatives are valued based on independent non-binding broker quotations.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Embedded Derivatives

   Embedded derivatives principally include certain direct variable annuity guarantees, certain affiliated ceded reinsurance agreements related to such variable annuity guarantees, equity or bond indexed crediting rates within certain funding agreements and those related to ceded funds withheld on reinsurance. Embedded derivatives are recorded at estimated fair value with changes in estimated fair value reported in net income.

   The Company issues certain variable annuity products with guaranteed minimum benefits. GMWBs, GMABs and certain GMIBs contain embedded derivatives, which are measured at estimated fair value separately from the host variable annuity contract, with changes in estimated fair value reported in net derivative gains (losses). These embedded derivatives are classified within PABs in the consolidated balance sheets.

   The fair value of these embedded derivatives, estimated as the present value of projected future benefits minus the present value of projected future fees using actuarial and capital market assumptions including expectations concerning policyholder behavior, is calculated by the Company's actuarial department. The calculation is based on in-force business, and is performed using standard actuarial valuation software which projects future cash flows from the embedded derivative over multiple risk neutral stochastic scenarios using observable risk free rates.

   Capital market assumptions, such as risk free rates and implied volatilities, are based on market prices for publicly traded instruments to the extent that prices for such instruments are observable. Implied volatilities beyond the observable period are extrapolated based on observable implied volatilities and historical volatilities. Actuarial assumptions, including mortality, lapse, withdrawal and utilization, are unobservable and are reviewed at least annually based on actuarial studies of historical experience.

   The valuation of these guarantee liabilities includes nonperformance risk adjustments and adjustments for a risk margin related to non-capital market inputs. The nonperformance adjustment is determined by taking into consideration publicly available information relating to spreads in the secondary market for MetLife, Inc.'s debt, including related credit default swaps. These observable spreads are then adjusted, as necessary, to reflect the priority of these liabilities and the claims paying ability of the issuing insurance subsidiaries compared to MetLife, Inc.

   Risk margins are established to capture the non-capital market risks of the instrument which represent the additional compensation a market participant would require to assume the risks related to the uncertainties of such actuarial assumptions as annuitization, premium persistency, partial withdrawal and surrenders. The establishment of risk margins requires the use of significant management judgment, including assumptions of the amount and cost of capital needed to cover the guarantees. These guarantees may be more costly than expected in volatile or declining equity markets. Market conditions including, but not limited to, changes in interest rates, equity indices, market volatility and foreign currency exchange rates; changes in nonperformance risk; and variations in actuarial assumptions regarding policyholder behavior, mortality and risk margins related to non-capital market inputs, may result in significant fluctuations in the estimated fair value of the guarantees that could materially affect net income.

   The Company ceded the risk associated with certain of the GMIBs, GMABs and GMWBs previously described. In addition to ceding risks associated with guarantees that are accounted for as embedded derivatives,

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 the Company also ceded directly written GMIBs that are accounted for as insurance (i.e., not as embedded derivatives) but where the reinsurance agreement contains an embedded derivative. These embedded derivatives are included within premiums, reinsurance and other receivables in the consolidated balance sheets with changes in estimated fair value reported in net derivative gains (losses). The value of the embedded derivatives on the ceded risk is determined using a methodology consistent with that described previously for the guarantees directly written by the Company with the exception of the input for nonperformance risk that reflects the credit of the reinsurer.

   The estimated fair value of the embedded derivatives within funds withheld related to certain ceded reinsurance is determined based on the change in estimated fair value of the underlying assets held by the Company in a reference portfolio backing the funds withheld liability. The estimated fair value of the underlying assets is determined as previously described in "-- Investments -- Securities, Short-term Investments, Long-term Debt and Trading Liabilities." The estimated fair value of these embedded derivatives is included, along with their funds withheld hosts, in other liabilities in the consolidated balance sheets with changes in estimated fair value recorded in net derivative gains (losses). Changes in the credit spreads on the underlying assets, interest rates and market volatility may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

   The estimated fair value of the embedded equity and bond indexed derivatives contained in certain funding agreements is determined using market standard swap valuation models and observable market inputs, including a nonperformance risk adjustment. The estimated fair value of these embedded derivatives are included, along with their funding agreements host, within PABs with changes in estimated fair value recorded in net derivative gains (losses). Changes in equity and bond indices, interest rates and the Company's credit standing may result in significant fluctuations in the estimated fair value of these embedded derivatives that could materially affect net income.

  Embedded Derivatives Within Asset and Liability Host Contracts

  Level 3 Valuation Techniques and Key Inputs:

   Direct guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. Valuations are based on option pricing techniques, which utilize significant inputs that may include swap yield curve, currency exchange rates and implied volatilities. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include: the extrapolation beyond observable limits of the swap yield curve and implied volatilities, actuarial assumptions for policyholder behavior and mortality and the potential variability in policyholder behavior and mortality, nonperformance risk and cost of capital for purposes of calculating the risk margin.

   Reinsurance ceded on certain guaranteed minimum benefits

     These embedded derivatives are principally valued using the income approach. The valuation techniques and significant market standard unobservable inputs used in their valuation are similar to those described above in "-- Direct Guaranteed Minimum Benefits" and also include counterparty credit spreads.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


   Embedded Derivatives Within Funds Withheld Related to Certain Ceded
   Reinsurance

     These embedded derivatives are principally valued using the income approach. The valuations are based on present value techniques, which utilize significant inputs that may include the swap yield curve and the fair value of assets within the reference portfolio. These embedded derivatives result in Level 3 classification because one or more of the significant inputs are not observable in the market or cannot be derived principally from, or corroborated by, observable market data. Significant unobservable inputs generally include the fair value of certain assets within the reference portfolio which are not observable in the market and cannot be derived principally from, or corroborated by, observable market data.

 Transfers between Levels

   Overall, transfers between levels occur when there are changes in the observability of inputs and market activity. Transfers into or out of any level are assumed to occur at the beginning of the period.

  Transfers between Levels 1 and 2:

    For assets and liabilities measured at estimated fair value and still held at December 31, 2013, transfers between Levels 1 and 2 were not significant. There were no transfers between Levels 1 and 2 for assets and liabilities measured at estimated fair value and still held at December 31, 2012.

  Transfers into or out of Level 3:

    Assets and liabilities are transferred into Level 3 when a significant input cannot be corroborated with market observable data. This occurs when market activity decreases significantly and underlying inputs cannot be observed, current prices are not available, and/or when there are significant variances in quoted prices, thereby affecting transparency. Assets and liabilities are transferred out of Level 3 when circumstances change such that a significant input can be corroborated with market observable data. This may be due to a significant increase in market activity, a specific event, or one or more significant input(s) becoming observable.

    Transfers into Level 3 for fixed maturity securities and separate account assets were due primarily to a lack of trading activity, decreased liquidity and credit ratings downgrades (e.g., from investment grade to below investment grade) which have resulted in decreased transparency of valuations and an increased use of independent non-binding broker quotations and unobservable inputs, such as illiquidity premiums, delta spread adjustments, or credit spreads.

    Transfers out of Level 3 for fixed maturity securities and mortgage loans resulted primarily from increased transparency of both new issuances that, subsequent to issuance and establishment of trading activity, became priced by independent pricing services and existing issuances that, over time, the Company was able to obtain pricing from, or corroborate pricing received from, independent pricing services with observable inputs (such as observable spreads used in pricing securities) or increases in market activity and upgraded credit ratings.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

Assets and Liabilities Measured at Fair Value Using Significant Unobservable Inputs (Level 3)

  The following table presents certain quantitative information about the significant unobservable inputs used in the fair value measurement, and the sensitivity of the estimated fair value to changes in those inputs, for the more significant asset and liability classes measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at:


                                                                            December 31, 2013
                                                                      -----------------------------
                                                Significant                                Weighted
                  Valuation Techniques       Unobservable Inputs            Range         Average (1)
                ------------------------- --------------------------  ----------------    -----------
Fixed maturity securities: (3)
 U.S.                                     Delta spread
  corporate                                 adjustments (4)
  and foreign
  corporate.... Matrix pricing                                           (10)  -     240       38
                                          Illiquidity premium (4)          30  -      30       30
                                          Credit spreads (4)          (1,489)  -     876      193
                                          Offered quotes (5)                4  -     104      100
                Consensus pricing         Offered quotes (5)               33  -     140       98
                --------------------------------------------------------------------------------------
 RMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                  (136)  -   3,609      286
                Market pricing            Quoted prices (5)                22  -     100       98
                Consensus pricing         Offered quotes (5)               69  -     101       93
                --------------------------------------------------------------------------------------
 CMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                    215  -   2,025      475
                Market pricing            Quoted prices (5)                89  -     104       99
                Consensus pricing         Offered quotes (5)               90  -     101       96
                --------------------------------------------------------------------------------------
 ABS........... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     30  -   1,878      119
                Market pricing            Quoted prices (5)                --  -     106      101
                Consensus pricing         Offered quotes (5)               56  -     106       98
                --------------------------------------------------------------------------------------
 Foreign                                  Credit spreads (4)
  government... Matrix pricing
                Market pricing            Quoted prices (5)                77  -     108       87
                Consensus pricing         Offered quotes (5)              104  -     140      118
Derivatives:
 Interest rate. Present value             Swap yield (7)
                  techniques                                              401  -     450
                --------------------------------------------------------------------------------------
 Foreign                                  Swap yield (7)
  currency      Present value
  exchange rate   techniques                                              580  -     767
                                          Correlation (8)                  38% -      47%
                --------------------------------------------------------------------------------------
 Credit........ Present value             Credit spreads (9)
                  techniques                                               98  -     101
                Consensus pricing         Offered quotes (10)
                --------------------------------------------------------------------------------------
Embedded
 derivatives:
 Direct and     Option pricing            Mortality rates:
  ceded           techniques                  Ages 0 - 40
  guaranteed
  minimum
  benefits.....                                                             0% -    0.10%
                                              Ages 41 -60                0.04% -    0.65%
                                              Ages 61 -115               0.26% -     100%
                                          Lapse rates:
                                              Durations 1 -10            0.50% -     100%
                                              Durations 11 -20              3% -     100%
                                              Durations 21 -116             3% -     100%
                                          Utilization rates                20% -      50%
                                          Withdrawal rates               0.07% -      10%
                                          Long-term equity
                                            volatilities                17.40% -      25%
                                          Nonperformance risk
                                            spread                       0.03% -    0.44%
                --------------------------------------------------------------------------------------

                                                                                                        Impact of
                                                                            December 31, 2012          Increase in
                                                                      -----------------------------     Input on
                                                Significant                                Weighted     Estimated
                  Valuation Techniques       Unobservable Inputs            Range         Average (1) Fair Value (2)
                ------------------------- --------------------------  ----------------    ----------- --------------
Fixed maturity securities: (3)
 U.S.                                     Delta spread
  corporate                                 adjustments (4)
  and foreign
  corporate.... Matrix pricing                                           (50)  -     500       84       Decrease
                                          Illiquidity premium (4)          30  -      30       30       Decrease
                                          Credit spreads (4)          (1,416)  -     830      285       Decrease
                                          Offered quotes (5)               --  -     178      139       Increase
                Consensus pricing         Offered quotes (5)               35  -     105       91       Increase
                -----------------------------------------------------------------------------------------------------
 RMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                      9  -   2,980      541     Decrease (6)
                Market pricing            Quoted prices (5)                13  -     100       99     Increase (6)
                Consensus pricing         Offered quotes (5)               28  -     100       75     Increase (6)
                -----------------------------------------------------------------------------------------------------
 CMBS.......... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     35  -   4,750      486     Decrease (6)
                Market pricing            Quoted prices (5)               100  -     104      102     Increase (6)
                Consensus pricing         Offered quotes (5)                                          Increase (6)
                -----------------------------------------------------------------------------------------------------
 ABS........... Matrix pricing and        Credit spreads (4)
                  discounted cash flow                                     --  -   1,829      105     Decrease (6)
                Market pricing            Quoted prices (5)                40  -     102       99     Increase (6)
                Consensus pricing         Offered quotes (5)               --  -     111       97     Increase (6)
                -----------------------------------------------------------------------------------------------------
 Foreign                                  Credit spreads (4)
  government... Matrix pricing                                            111  -     111      111       Decrease
                Market pricing            Quoted prices (5)                77  -     101       87       Increase
                Consensus pricing         Offered quotes (5)               82  -     158      130       Increase
Derivatives:
 Interest rate. Present value             Swap yield (7)
                  techniques                                              186  -     332              Increase (11)
                -----------------------------------------------------------------------------------------------------
 Foreign                                  Swap yield (7)
  currency      Present value
  exchange rate   techniques                                              647  -     795              Increase (11)
                                          Correlation (8)                  43% -      57%
                -----------------------------------------------------------------------------------------------------
 Credit........ Present value             Credit spreads (9)
                  techniques                                              100  -     100              Decrease (9)
                Consensus pricing         Offered quotes (10)
                -----------------------------------------------------------------------------------------------------
Embedded
 derivatives:
 Direct and     Option pricing            Mortality rates:
  ceded           techniques                  Ages 0 - 40
  guaranteed
  minimum
  benefits.....                                                             0% -    0.10%             Decrease (12)
                                              Ages 41 -60                0.05% -    0.64%             Decrease (12)
                                              Ages 61 -115               0.32% -     100%             Decrease (12)
                                          Lapse rates:
                                              Durations 1 -10            0.50% -     100%             Decrease (13)
                                              Durations 11 -20              3% -     100%             Decrease (13)
                                              Durations 21 -116             3% -     100%             Decrease (13)
                                          Utilization rates                20% -      50%             Increase (14)
                                          Withdrawal rates               0.07% -      10%                     (15)
                                          Long-term equity
                                            volatilities                17.40% -      25%             Increase (16)
                                          Nonperformance risk
                                            spread                       0.10% -    0.67%             Decrease (17)
                -----------------------------------------------------------------------------------------------------

--------

(1)The weighted average for fixed maturity securities is determined based on the estimated fair value of the securities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


(2)The impact of a decrease in input would have the opposite impact on the estimated fair value. For embedded derivatives, changes to direct guaranteed minimum benefits are based on liability positions and changes to ceded guaranteed minimum benefits are based on asset positions.

(3)Significant increases (decreases) in expected default rates in isolation would result in substantially lower (higher) valuations.

(4)Range and weighted average are presented in basis points.

(5)Range and weighted average are presented in accordance with the market convention for fixed maturity securities of dollars per hundred dollars of par.

(6)Changes in the assumptions used for the probability of default is accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumptions used for prepayment rates.

(7)Ranges represent the rates across different yield curves and are presented in basis points. The swap yield curve is utilized among different types of derivatives to project cash flows, as well as to discount future cash flows to present value. Since this valuation methodology uses a range of inputs across a yield curve to value the derivative, presenting a range is more representative of the unobservable input used in the valuation.

(8)Ranges represent the different correlation factors utilized as components within the valuation methodology. Presenting a range of correlation factors is more representative of the unobservable input used in the valuation. Increases (decreases) in correlation in isolation will increase (decrease) the significance of the change in valuations.

(9)Represents the risk quoted in basis points of a credit default event on the underlying instrument. The range being provided is a single quoted spread in the valuation model. Credit derivatives with significant unobservable inputs are primarily comprised of written credit default swaps.

(10)At both December 31, 2013 and 2012, independent non-binding broker quotations were used in the determination of less than 1% of the total net derivative estimated fair value.

(11)Changes are based on long U.S. dollar net asset positions and will be inversely impacted for short U.S. dollar net asset positions.

(12)Mortality rates vary by age and by demographic characteristics such as gender. Mortality rate assumptions are based on company experience. A mortality improvement assumption is also applied. For any given contract, mortality rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(13)Base lapse rates are adjusted at the contract level based on a comparison of the actuarially calculated guaranteed values and the current policyholder account value, as well as other factors, such as the applicability of any surrender charges. A dynamic lapse function reduces the base lapse rate when the guaranteed amount is greater than the account value as in the money contracts are less likely to lapse. Lapse rates are also generally assumed to be lower in periods when a surrender charge applies. For any given contract, lapse rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(14)The utilization rate assumption estimates the percentage of contract holders with a GMIB or lifetime withdrawal benefit who will elect to utilize the benefit upon becoming eligible. The rates may vary by the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

   type of guarantee, the amount by which the guaranteed amount is greater than the account value, the contract's withdrawal history and by the age of the policyholder. For any given contract, utilization rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(15)The withdrawal rate represents the percentage of account balance that any given policyholder will elect to withdraw from the contract each year. The withdrawal rate assumption varies by age and duration of the contract, and also by other factors such as benefit type. For any given contract, withdrawal rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative. For GMWBs, any increase (decrease) in withdrawal rates results in an increase (decrease) in the estimated fair value of the guarantees. For GMABs and GMIBs, any increase (decrease) in withdrawal rates results in a decrease (increase) in the estimated fair value.

(16)Long-term equity volatilities represent equity volatility beyond the period for which observable equity volatilities are available. For any given contract, long-term equity volatility rates vary throughout the period over which cash flows are projected for purposes of valuing the embedded derivative.

(17)Nonperformance risk spread varies by duration and by currency. For any given contract, multiple nonperformance risk spreads will apply, depending on the duration of the cash flow being discounted for purposes of valuing the embedded derivative.

  The following is a summary of the valuation techniques and significant unobservable inputs used in the fair value measurement of assets and liabilities classified within Level 3 that are not included in the preceding table. Generally, all other classes of securities classified within Level 3, including those within separate account assets and embedded derivatives within funds withheld related to certain ceded reinsurance, use the same valuation techniques and significant unobservable inputs as previously described for Level 3 securities. This includes matrix pricing and discounted cash flow methodologies, inputs such as quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2, as well as independent non-binding broker quotations. The residential mortgage loans -- FVO and long-term debt of CSEs -- FVO are valued using independent non-binding broker quotations and internal models including matrix pricing and discounted cash flow methodologies using current interest rates. The sensitivity of the estimated fair value to changes in the significant unobservable inputs for these other assets and liabilities is similar in nature to that described in the preceding table. The valuation techniques and significant unobservable inputs used in the fair value measurement for the more significant assets measured at estimated fair value on a nonrecurring basis and determined using significant unobservable inputs (Level 3) are summarized in "--Nonrecurring Fair Value Measurements."

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


  The following tables summarize the change of all assets and (liabilities) measured at estimated fair value on a recurring basis using significant unobservable inputs (Level 3):

                                             Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                          ------------------------------------------------------------------------------
                                                                    Fixed Maturity Securities:
                                          ------------------------------------------------------------------------------
                                                       U.S.                                        State and
                                            U.S.     Treasury   Foreign                            Political   Foreign
                                          Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                          --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                          (In millions)
Year Ended December 31, 2013:
Balance at January 1,.................... $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923    $  --      $  282
Total realized/unrealized gains (losses)
 included in:
 Net income (loss): (1), (2).............
   Net investment income.................        2       --           1        30    (1)       --       --           4
   Net investment gains (losses).........     (37)       --        (22)       (2)     --        4       --           2
   Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI.....................................     (36)      (3)           3       140      2     (27)       --        (45)
Purchases (3)............................    1,188       --         842     1,001    221    1,133       --          69
Sales (3)................................    (862)      (6)       (646)     (328)   (66)    (429)       --        (37)
Issuances (3)............................       --       --          --        --     --       --       --          --
Settlements (3)..........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)...............      717       --         250        41     74        1       --           1
Transfers out of Level 3 (4).............  (1,163)       --       (284)      (71)  (202)     (79)       --         (2)
                                          --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,.................. $  5,269    $  62    $  3,198  $  2,513 $  430 $  2,526    $  --      $  274
                                          ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income................... $      1    $  --    $     --  $     35 $  (1) $     --    $  --      $    4
 Net investment gains (losses)........... $   (40)    $  --    $     --  $    (3) $   -- $     --    $  --      $   --
 Net derivative gains (losses)........... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------------
                                         Equity Securities: Trading and FVO Securities:
                                         -----------------  ---------------------------
                                                    Non-                     FVO                    Residential
                                                 redeemable  Actively      General                   Mortgage    Separate
                                         Common  Preferred    Traded       Account      Short-term    Loans -    Account
                                         Stock     Stock    Securities    Securities    Investments     FVO     Assets (6)
                                         ------  ---------- ----------    ----------    ----------- ----------- ----------
                                                                       (In millions)
Year Ended December 31, 2013:
Balance at January 1,................... $  60     $  281     $   6         $  26         $  252      $   --     $    940
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................    --         --        --             5             --           1           --
  Net investment gains (losses).........    20       (30)        --             6           (23)          --           42
  Net derivative gains (losses).........    --         --        --            --             --          --           --
 OCI....................................   (5)         84        --            --             19          --           --
Purchases (3)...........................     5         17         9            --            174         339          185
Sales (3)...............................  (31)       (74)        --          (23)          (247)         (2)        (204)
Issuances (3)...........................    --         --        --            --             --          --           72
Settlements (3).........................    --         --        --            --             --          --           --
Transfers into Level 3 (4)..............     1         --        --            --             --          --          236
Transfers out of Level 3 (4)............    --         --       (3)            --             --          --         (62)
                                         -----     ------     -----         -----         ------      ------     --------
Balance at December 31,................. $  50     $  278     $  12         $  14         $  175      $  338     $  1,209
                                         =====     ======     =====         =====         ======      ======     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $  --     $   --     $  --         $   5         $   --           1     $     --
 Net investment gains (losses).......... $  --     $ (17)     $  --         $  --         $    1          --     $     --
 Net derivative gains (losses).......... $  --     $   --     $  --         $  --         $   --          --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                         Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         -----------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         -----------------------------
                                                    Foreign
                                                    Currency                 Net
                                         Interest   Exchange              Embedded      Long-term   Long-term
                                           Rate       Rate     Credit  Derivatives (8)    Debt     Debt of CSEs
                                         --------   --------   ------  ---------------  ---------  ------------
                                                                  (In millions)
Year Ended December 31, 2013:
Balance at January 1,...................  $  58      $  37     $  33       $(109)        $    --     $  (44)
Total realized/unrealized gains(
 losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................     --         --        --           --             --          --
  Net investment gains (losses).........     --         --        --           --             --         (2)
  Net derivative gains (losses).........    (3)       (24)       (8)          102             --          --
 OCI....................................   (44)         --        --           --             --          --
Purchases (3)...........................     --         --        --           --             --          --
Sales (3)...............................     --         --        --           --             --          --
Issuances (3)...........................     --         --       (1)           --           (43)          --
Settlements (3).........................   (12)          1       (1)           55             --          18
Transfers into Level 3 (4)..............     --         --        --           --             --          --
Transfers out of Level 3 (4)............     --         --        --           --             --          --
                                          -----      -----     -----       ------        -------     -------
Balance at December 31,.................  $ (1)      $  14     $  23       $   48        $  (43)     $  (28)
                                          =====      =====     =====       ======        =======     =======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $  --      $  --     $  --       $   --        $    --     $    --
 Net investment gains (losses)..........  $  --      $  --     $  --       $   --        $    --     $   (2)
 Net derivative gains (losses)..........  $  --      $(24)     $ (5)       $  115        $    --     $    --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------------
                                                                   Fixed Maturity Securities:
                                         ------------------------------------------------------------------------------
                                                      U.S.                                        State and
                                           U.S.     Treasury   Foreign                            Political   Foreign
                                         Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                         --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                         (In millions)
Year Ended December 31, 2012:
Balance at January 1,................... $  4,919    $  25    $  2,258  $    691 $  219 $  1,146    $  --      $  291
Total realized/unrealized gains
 (losses) included in:
Net income (loss): (1), (2).............
  Net investment income.................        7       --           6        27     --        1       --           5
  Net investment gains (losses).........      (2)       --        (52)       (5)    (7)      (1)       --         (5)
  Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI....................................      173       --         142       220    (3)      (3)       --          19
Purchases (3)...........................    1,282       47       1,213       892    268      953       --           2
Sales (3)...............................    (848)      (1)       (489)     (242)  (167)    (157)       --        (55)
Issuances (3)...........................       --       --          --        --     --       --       --          --
Settlements (3).........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)..............      559       --          99       131    104        4       --          25
Transfers out of Level 3 (4)............    (630)       --       (123)      (12)   (12)     (20)       --          --
                                         --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,................. $  5,460    $  71    $  3,054  $  1,702 $  402 $  1,923    $  --      $  282
                                         ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $      4    $  --    $      5  $     27 $   -- $      1    $  --      $    5
 Net investment gains (losses).......... $    (3)    $  --    $   (13)  $    (2) $   -- $     --    $  --      $   --
 Net derivative gains (losses).......... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                               --------------------------------------------------------------------------
                               Equity Securities:    Trading and FVO Securities:
                               -----------------  ---------------------------------
                                          Non-                  FVO
                                       redeemable  Actively   General               Residential  Separate
                               Common  Preferred    Traded    Account   Short-term   Mortgage    Account
                               Stock     Stock    Securities Securities Investments Loans - FVO Assets (6)
                               ------  ---------- ---------- ---------- ----------- ----------- ----------
                                                             (In millions)
Year Ended December 31, 2012:
Balance at January 1,......... $  104    $  293     $  --      $  14      $  134       $  --     $  1,082
Total realized/unrealized
 gains (losses) included in:
 Net income (loss): (1), (2)..
  Net investment income.......     --        --        --         12          --          --           --
  Net investment gains
    (losses)..................      7       (1)        --         --          --          --           84
  Net derivative gains
    (losses)..................     --        --        --         --          --          --           --
 OCI..........................    (7)        16        --         --        (19)          --           --
Purchases (3).................     10         5         6         --         246          --          171
Sales (3).....................   (24)      (32)        --         --       (106)          --        (379)
Issuances (3).................     --        --        --         --          --          --            2
Settlements (3)...............     --        --        --         --          --          --          (1)
Transfers into Level 3 (4)....      1        --        --         --           5          --           24
Transfers out of Level 3 (4)..   (31)        --        --         --         (8)          --         (43)
                               ------    ------     -----      -----      ------       -----     --------
Balance at December 31,....... $   60    $  281     $   6      $  26      $  252       $  --     $    940
                               ======    ======     =====      =====      ======       =====     ========
Changes in unrealized gains
 (losses) included in net
 income (loss): (5)
 Net investment income........ $   --    $   --     $  --      $  12      $   --       $  --     $     --
 Net investment gains (losses) $  (4)    $   --     $  --      $  --      $   --       $  --     $     --
 Net derivative gains (losses) $   --    $   --     $  --      $  --      $   --       $  --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         ------------------------------------
                                                      Foreign
                                                      Currency                      Net
                                         Interest     Exchange                   Embedded          Long-term
                                           Rate         Rate       Credit     Derivatives (8)     Debt of CSEs
                                         --------     --------     ------     ---------------     ------------
                                                             (In millions)
Year Ended December 31, 2012:
Balance at January 1,...................  $   67       $   56      $    1        $   (790)          $  (116)
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................      --           --          --               --                --
  Net investment gains (losses).........      --           --          --               --               (7)
  Net derivative gains (losses).........      17         (19)          38              629                --
 OCI....................................     (1)           --          --               --                --
Purchases (3)...........................      --           --          --               --                --
Sales (3)...............................      --           --          --               --                --
Issuances (3)...........................      --           --         (3)               --                --
Settlements (3).........................    (25)           --         (3)               52                79
Transfers into Level 3 (4)..............      --           --          --               --                --
Transfers out of Level 3 (4)............      --           --          --               --                --
                                          ------       ------        ------      ---------          --------
Balance at December 31,.................  $   58       $   37      $   33        $   (109)          $   (44)
                                          ======       ======        ======      =========          ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $   --       $   --      $   --        $      --          $     --
 Net investment gains (losses)..........  $   --       $   --      $   --        $      --          $    (7)
 Net derivative gains (losses)..........  $   --       $ (19)      $   36        $     636          $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                            Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------------
                                                                   Fixed Maturity Securities:
                                         ------------------------------------------------------------------------------
                                                      U.S.                                        State and
                                           U.S.     Treasury   Foreign                            Political   Foreign
                                         Corporate and Agency Corporate   RMBS    CMBS    ABS    Subdivision Government
                                         --------- ---------- --------- -------- ------ -------- ----------- ----------
                                                                         (In millions)
Year Ended December 31, 2011:
Balance at January 1,................... $  5,063    $  44    $  2,796  $  1,985 $  161 $  1,514    $   1      $  171
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................        4       --           7        10     --        2       --           6
  Net investment gains (losses).........     (15)       --          16      (10)    (1)     (12)       --          --
  Net derivative gains (losses).........       --       --          --        --     --       --       --          --
 OCI....................................      258        2        (24)      (52)     28       42       --          17
Purchases (3)...........................      789       --         915        78    106      670       --         118
Sales (3)...............................    (653)      (1)     (1,129)     (127)   (86)    (370)       --        (21)
Issuances (3)...........................       --       --          --        --     --       --       --          --
Settlements (3).........................       --       --          --        --     --       --       --          --
Transfers into Level 3 (4)..............      122       --         155        --     11       11       --          --
Transfers out of Level 3 (4)............    (649)     (20)       (478)   (1,193)     --    (711)      (1)          --
                                         --------    -----    --------  -------- ------ --------    -----      ------
Balance at December 31,................. $  4,919    $  25    $  2,258  $    691 $  219 $  1,146    $  --      $  291
                                         ========    =====    ========  ======== ====== ========    =====      ======
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $      4    $  --    $      5  $     11 $   -- $      2    $  --      $    5
 Net investment gains (losses).......... $   (27)    $  --    $   (22)  $   (10) $   -- $    (9)    $  --      $   --
 Net derivative gains (losses).......... $     --    $  --    $     --  $     -- $   -- $     --    $  --      $   --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         --------------------------------------------------------------------------
                                                               Trading and FVO
                                         Equity Securities:      Securities:
                                         -----------------  ---------------------
                                                    Non-                  FVO
                                                 redeemable  Actively   General               Residential  Separate
                                         Common  Preferred    Traded    Account   Short-term   Mortgage    Account
                                         Stock     Stock    Securities Securities Investments Loans - FVO Assets (6)
                                         ------  ---------- ---------- ---------- ----------- ----------- ----------
                                                                       (In millions)
Year Ended December 31, 2011:
Balance at January 1,................... $   79    $  633     $  10      $  50      $  379       $  --     $  1,509
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)............
  Net investment income.................     --        --        --        (6)           1          --           --
  Net investment gains (losses).........     11      (45)        --         --         (1)          --          101
  Net derivative gains (losses).........     --        --        --         --          --          --           --
 OCI....................................     11         1        --         --         134          --           --
Purchases (3)...........................     22         2        --         --       (379)          --          188
Sales (3)...............................   (20)     (298)       (8)       (30)          --          --        (482)
Issuances (3)...........................     --        --        --         --          --          --           --
Settlements (3).........................     --        --        --         --          --          --           --
Transfers into Level 3 (4)..............      1        --        --         --          --          --           18
Transfers out of Level 3 (4)............     --        --       (2)         --          --          --        (252)
                                         ------    ------     -----      -----      ------       -----     --------
Balance at December 31,................. $  104    $  293     $  --      $  14      $  134       $  --     $  1,082
                                         ======    ======     =====      =====      ======       =====     ========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income.................. $   --    $   --     $  --      $ (6)      $    1       $  --     $     --
 Net investment gains (losses).......... $  (6)    $ (16)     $  --      $  --      $  (1)       $  --     $     --
 Net derivative gains (losses).......... $   --    $   --     $  --      $  --      $   --       $  --     $     --

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                          Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                                         ------------------------------------------------------------------------
                                           Net Derivatives: (7)
                                         -------------------------------------
                                                      Foreign
                                                      Currency                       Net           Long-term
                                         Interest     Exchange                    Embedded          Debt of
                                           Rate         Rate       Credit      Derivatives (8)       CSEs
                                         --------     --------     -------     ---------------     ----------
                                                                        (In millions)
Year Ended December 31, 2011:
Balance at January 1,...................  $  (23)     $     46     $    33       $       (382)     $    (184)
Total realized/unrealized gains
 (losses) included in:
 Net income (loss): (1), (2)
  Net investment income.................       --           --          --                  --             --
  Net investment gains (losses).........       --           --          --                  --            (8)
  Net derivative gains (losses).........      (7)           10        (33)               (458)             --
 OCI....................................      130           --          14                  --             --
Purchases (3)...........................       --           --          --                  --             --
Sales (3)...............................       --           --          --                  --             --
Issuances (3)...........................       --           --         (2)                  --             --
Settlements (3).........................     (33)           --        (11)                  50             76
Transfers into Level 3 (4)..............       --           --          --                  --             --
Transfers out of Level 3 (4)............       --           --          --                  --             --
                                          -------         --------     -------   -------------         ----------
Balance at December 31,.................  $    67     $     56     $     1       $       (790)     $    (116)
                                          =======         ========     =======   =============         ==========
Changes in unrealized gains (losses)
 included in net income (loss): (5)
 Net investment income..................  $    --     $     --     $    --       $          --     $       --
 Net investment gains (losses)..........  $    --     $     --     $    --       $          --     $      (8)
 Net derivative gains (losses)..........  $  (13)     $     10     $  (32)       $       (454)     $       --

--------

(1)Amortization of premium/accretion of discount is included within net investment income. Impairments charged to net income (loss) on securities are included in net investment gains (losses). Lapses associated with net embedded derivatives are included in net derivative gains (losses).

(2)Interest and dividend accruals, as well as cash interest coupons and dividends received, are excluded from the rollforward.

(3)Items purchased/issued and then sold/settled in the same period are excluded from the rollforward. Fees attributed to embedded derivatives are included in settlements.

(4)Gains and losses, in net income (loss) and OCI, are calculated assuming transfers into and/or out of Level 3 occurred at the beginning of the period. Items transferred into and then out of Level 3 in the same period are excluded from the rollforward.

(5)Changes in unrealized gains (losses) included in net income (loss) relate to assets and liabilities still held at the end of the respective periods.

(6)Investment performance related to separate account assets is fully offset by corresponding amounts credited to contractholders within separate account liabilities. Therefore, such changes in estimated fair value are not recorded in net income. For the purpose of this disclosure, these changes are presented within net investment gains (losses).

(7)Freestanding derivative assets and liabilities are presented net for purposes of the rollforward.

(8)Embedded derivative assets and liabilities are presented net for purposes of the rollforward.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Fair Value Option

   The following table presents information for residential mortgage loans, which are accounted for under the FVO, and were initially measured at fair value.

                                                                                     December 31,
                                                                                  ------------------
                                                                                      2013     2012
                                                                                  ---------- -------
                                                                                    (In millions)
Unpaid principal balance......................................................... $      508 $    --
Difference between estimated fair value and unpaid principal balance.............      (170)      --
                                                                                  ---------- -------
 Carrying value at estimated fair value (1)...................................... $      338 $    --
                                                                                  ========== =======
Loans in non-accrual status...................................................... $       -- $    --
Loans more than 90 days past due................................................. $       81 $    --
Loans in non-accrual status or more than 90 days past due, or both -- difference
  between aggregate estimated fair value and unpaid principal balance............ $     (82) $    --

--------

(1)Interest income, changes in estimated fair value and gains or losses on sales are recognized in net investment income. Changes in estimated fair value for these loans were due to the following:

                                                                        Years Ended December 31,
                                                                        ------------------------
                                                                           2013    2012    2011
                                                                        -------- ------- -------
                                                                             (In millions)
Instrument-specific credit risk based on changes in credit spreads for
  non-agency loans and adjustments in individual loan quality.......... $    (1) $    -- $    --
Other changes in estimated fair value..................................        1      --      --
                                                                        -------- ------- -------
 Total gains (losses) recognized in net investment income.............. $     -- $    -- $    --
                                                                        ======== ======= =======

   The following table presents information for long-term debt, which is accounted for under the FVO, and was initially measured at fair value.

                                             Long-term Debt                  Long-term Debt of CSEs
                                   ----------------------------------- -----------------------------------
                                   December 31, 2013 December 31, 2012 December 31, 2013 December 31, 2012
                                   ----------------- ----------------- ----------------- -----------------
                                                                (In millions)
Contractual principal balance.....          $    123           $    --         $      42         $      60
Difference between estimated fair
  value and contractual principal
  balance.........................               (1)                --              (14)              (16)
                                            --------           -------         ---------         ---------
 Carrying value at estimated fair
   value (1)......................          $    122           $    --         $      28         $      44
                                            ========           =======         =========         =========

--------

(1)Changes in estimated fair value are recognized in net investment gains (losses). Interest expense is recognized in other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Nonrecurring Fair Value Measurements

  The following table presents information for assets measured at estimated fair value on a nonrecurring basis during the periods and still held at the reporting dates; that is, they are not measured at fair value on a recurring basis but are subject to fair value adjustments only in certain circumstances (for example, when there is evidence of impairment). The estimated fair values for these assets were determined using significant unobservable inputs (Level
3).

                                             At December 31,               Years Ended December 31,
                                         -------------------------------- --------------------------
                                          2013       2012       2011        2013     2012     2011
                                          -------    -------    -------   -------- -------- --------
                                         Carrying Value After Measurement       Gains (Losses)
                                         -------------------------------- --------------------------
                                                           (In millions)
Mortgage loans, net (1)................. $   175    $   361    $   143    $     24 $   (16) $   (25)
Other limited partnership interests (2). $    71    $    48    $     8    $   (40) $   (30) $    (3)
Real estate joint ventures (3).......... $     2    $     8    $    --    $    (1) $    (4) $     --
Goodwill (4)............................ $    --    $    --    $    --    $     -- $   (10) $     --

--------

(1)Estimated fair values for impaired mortgage loans are based on independent broker quotations or valuation models using unobservable inputs or, if the loans are in foreclosure or are otherwise determined to be collateral dependent, are based on the estimated fair value of the underlying collateral or the present value of the expected future cash flows.

(2)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include private equity and debt funds that typically invest primarily in various strategies including domestic and international leveraged buyout funds; power, energy, timber and infrastructure development funds; venture capital funds; and below investment grade debt and mezzanine debt funds. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next two to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(3)For these cost method investments, estimated fair value is determined from information provided in the financial statements of the underlying entities including NAV data. These investments include several real estate funds that typically invest primarily in commercial real estate and mezzanine debt. Distributions will be generated from investment gains, from operating income from the underlying investments of the funds and from liquidation of the underlying assets of the funds. It is estimated that the underlying assets of the funds will be liquidated over the next one to 10 years. Unfunded commitments for these investments at both December 31, 2013 and 2012 were not significant.

(4)As discussed in Note 11, in 2012, the Company recorded an impairment of goodwill associated with the Retail Annuities reporting unit. This impairment has been categorized as Level 3 due to the significant unobservable inputs used in the determination of the estimated fair value.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


Fair Value of Financial Instruments Carried at Other Than Fair Value

  The following tables provide fair value information for financial instruments that are carried on the balance sheet at amounts other than fair value. These tables exclude the following financial instruments: cash and cash equivalents, accrued investment income, payables for collateral under securities loaned and other transactions, short-term debt and those short-term investments that are not securities, such as time deposits, and therefore are not included in the three level hierarchy table disclosed in the "-- Recurring Fair Value Measurements" section. The estimated fair value of the excluded financial instruments, which are primarily classified in Level 2 and, to a lesser extent, in Level 1, approximates carrying value as they are short-term in nature such that the Company believes there is minimal risk of material changes in interest rates or credit quality. All remaining balance sheet amounts excluded from the table below are not considered financial instruments subject to this disclosure.

  The carrying values and estimated fair values for such financial instruments, and their corresponding placement in the fair value hierarchy, are summarized as follows at:

                                                           December 31, 2013
                                     --------------------------------------------------------------
                                                          Fair Value Hierarchy
                                     --------------------------------------------------------------
                                      Carrying                                       Total Estimated
                                       Value        Level 1     Level 2     Level 3    Fair Value
                                     ---------- ----------- ----------- -----------  ---------------
                                                             (In millions)
Assets
Mortgage loans:
  Held-for-investment............... $   45,683   $    --    $      --   $  47,366      $  47,366
  Held-for-sale.....................          3        --           --           3              3
                                     ----------   -------    ---------   ---------      ---------
    Mortgage loans, net............. $   45,686   $    --    $      --   $  47,369      $  47,369
Policy loans........................ $    8,421   $    --    $     786   $   8,767      $   9,553
Real estate joint ventures.......... $       47   $    --    $      --   $      70      $      70
Other limited partnership interests. $      865   $    --    $      --   $   1,013      $   1,013
Other invested assets............... $    2,017   $    87    $   1,752   $     176      $   2,015
Premiums, reinsurance and other
 receivables........................ $   14,210   $    --    $      15   $  14,906      $  14,921
Liabilities
PABs................................ $   70,205   $    --    $      --   $  72,236      $  72,236
Long-term debt...................... $    2,655   $    --    $   2,956   $      --      $   2,956
Other liabilities................... $   19,601   $    --    $     310   $  19,787      $  20,097
Separate account liabilities........ $   57,935   $    --    $  57,935   $      --      $  57,935

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

                                                         December 31, 2012
                                 -----------------------------------------------------------------
                                                       Fair Value Hierarchy
                                 -----------------------------------------------------------------
                                  Carrying                                         Total Estimated
                                   Value         Level 1      Level 2      Level 3   Fair Value
                                 ----------- ----------- ------------- ----------- ---------------
                                                         (In millions)
Assets
Mortgage loans:
  Held-for-investment........... $    44,657 $        --  $        --  $    47,365   $    47,365
  Held-for-sale.................          --          --           --           --            --
                                 ----------- -----------  -----------  -----------   -----------
    Mortgage loans, net......... $    44,657 $        --  $        --  $    47,365   $    47,365
Policy loans.................... $     8,364 $        --  $       793  $     9,470   $    10,263
Real estate joint ventures...... $        52 $        --  $        --  $        68   $        68
Other limited partnership
 interests...................... $     1,048 $        --  $        --  $     1,161   $     1,161
Other invested assets........... $     2,014 $        93  $     1,885  $       152   $     2,130
Premiums, reinsurance and other
 receivables.................... $    14,172 $        --  $        37  $    15,129   $    15,166
Liabilities
PABs............................ $    71,611 $        --  $        --  $    75,189   $    75,189
Long-term debt.................. $     2,276 $        --  $     2,713  $        --   $     2,713
Other liabilities............... $    19,865 $        --  $       171  $    20,488   $    20,659
Separate account liabilities.... $    51,985 $        --  $    51,985  $        --   $    51,985

  The methods, assumptions and significant valuation techniques and inputs used to estimate the fair value of financial instruments are summarized as follows:

 Mortgage Loans

  Mortgage loans held-for-investment

    For mortgage loans held-for-investment, estimated fair value is primarily determined by estimating expected future cash flows and discounting them using current interest rates for similar mortgage loans with similar credit risk, or is determined from pricing for similar loans.

    Mortgage loans held-for-sale For mortgage loans held-for-sale, estimated fair value is determined using independent non-binding broker quotations or internal valuation models using significant unobservable inputs.

 Policy Loans

   Policy loans with fixed interest rates are classified within Level 3. The estimated fair values for these loans are determined using a discounted cash flow model applied to groups of similar policy loans determined by the nature of the underlying insurance liabilities. Cash flow estimates are developed by applying a weighted-average interest rate to the outstanding principal balance of the respective group of policy loans and an estimated average maturity determined through experience studies of the past performance of policyholder repayment behavior for similar loans. These cash flows are discounted using current risk-free interest rates with no adjustment for borrower credit risk as these loans are fully collateralized by the cash surrender value of the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)

 underlying insurance policy. Policy loans with variable interest rates are classified within Level 2 and the estimated fair value approximates carrying value due to the absence of borrower credit risk and the short time period between interest rate resets, which presents minimal risk of a material change in estimated fair value due to changes in market interest rates.

 Real Estate Joint Ventures and Other Limited Partnership Interests

   The estimated fair values of these cost method investments are generally based on the Company's share of the NAV as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

 Other Invested Assets

   These other invested assets are principally comprised of loans to affiliates. The estimated fair value of loans to affiliates is determined by discounting the expected future cash flows using market interest rates currently available for instruments with similar terms and remaining maturities.

 Premiums, Reinsurance and Other Receivables

   Premiums, reinsurance and other receivables are principally comprised of certain amounts recoverable under reinsurance agreements, amounts on deposit with financial institutions to facilitate daily settlements related to certain derivatives and amounts receivable for securities sold but not yet settled.

   Amounts recoverable under ceded reinsurance agreements, which the Company has determined do not transfer significant risk such that they are accounted for using the deposit method of accounting, have been classified as Level 3. The valuation is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using interest rates determined to reflect the appropriate credit standing of the assuming counterparty.

   The amounts on deposit for derivative settlements, classified within Level 2, essentially represent the equivalent of demand deposit balances and amounts due for securities sold are generally received over short periods such that the estimated fair value approximates carrying value.

 PABs

   These PABs include investment contracts. Embedded derivatives on investment contracts and certain variable annuity guarantees accounted for as embedded derivatives are excluded from this caption in the preceding tables as they are separately presented in "-- Recurring Fair Value Measurements."

   The investment contracts primarily include certain funding agreements, fixed deferred annuities, modified guaranteed annuities, fixed term payout annuities and total control accounts. The valuation of these investment contracts is based on discounted cash flow methodologies using significant unobservable inputs. The estimated fair value is determined using current market risk-free interest rates adding a spread to reflect the nonperformance risk in the liability.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

10. Fair Value (continued)


 Long-term Debt

   The estimated fair values of long-term debt is principally determined using market standard valuation methodologies. Valuations are based primarily on quoted prices in markets that are not active or using matrix pricing that use standard market observable inputs such as quoted prices in markets that are not active and observable yields and spreads in the market. Instruments valued using discounted cash flow methodologies use standard market observable inputs including market yield curve, duration, observable prices and spreads for similar publicly traded or privately traded issues.

   Capital leases, which are not required to be disclosed at estimated fair value, and debt carried at fair value are excluded from the preceding tables.

 Other Liabilities

   Other liabilities consist primarily of interest payable, amounts due for securities purchased but not yet settled, funds withheld amounts payable, which are contractually withheld by the Company in accordance with the terms of the reinsurance agreements, and amounts payable under certain assumed reinsurance agreements, which are recorded using the deposit method of accounting. The Company evaluates the specific terms, facts and circumstances of each instrument to determine the appropriate estimated fair values, which are not materially different from the carrying values, with the exception of certain deposit type reinsurance payables. For such payables, the estimated fair value is determined as the present value of expected future cash flows, which are discounted using an interest rate determined to reflect the appropriate credit standing of the assuming counterparty.

 Separate Account Liabilities

   Separate account liabilities represent those balances due to policyholders under contracts that are classified as investment contracts.

   Separate account liabilities classified as investment contracts primarily represent variable annuities with no significant mortality risk to the Company such that the death benefit is equal to the account balance, funding agreements related to group life contracts and certain contracts that provide for benefit funding.

   Since separate account liabilities are fully funded by cash flows from the separate account assets which are recognized at estimated fair value as described in the section "-- Recurring Fair Value Measurements," the value of those assets approximates the estimated fair value of the related separate account liabilities. The valuation techniques and inputs for separate account liabilities are similar to those described for separate account assets.

11. Goodwill

  Goodwill, which is included in other assets, is the excess of cost over the estimated fair value of net assets acquired. Goodwill is not amortized but is tested for impairment at least annually or more frequently if events or circumstances, such as adverse changes in the business climate, indicate that there may be justification for conducting an interim test. Step 1 of the goodwill impairment process requires a comparison of the fair value of a reporting unit to its carrying value. In performing the Company's goodwill impairment tests, the estimated fair

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

11. Goodwill (continued)

values of the reporting units are first determined using a market multiple valuation approach. When further corroboration is required, the Company uses a discounted cash flow valuation approach. For reporting units which are particularly sensitive to market assumptions, the Company may use additional valuation methodologies to estimate the reporting units' fair values.

  The market multiple valuation approach utilizes market multiples of companies with similar businesses and the projected operating earnings of the reporting unit. The discounted cash flow valuation approach requires judgments about revenues, operating earnings projections, capital market assumptions and discount rates. The key inputs, judgments and assumptions necessary in determining estimated fair value of the reporting units include projected operating earnings, current book value, the level of economic capital required to support the mix of business, long-term growth rates, comparative market multiples, the account value of in-force business, projections of new and renewal business, as well as margins on such business, the level of interest rates, credit spreads, equity market levels, and the discount rate that the Company believes is appropriate for the respective reporting unit.

  The valuation methodologies utilized are subject to key judgments and assumptions that are sensitive to change. Estimates of fair value are inherently uncertain and represent only management's reasonable expectation regarding future developments. These estimates and the judgments and assumptions upon which the estimates are based will, in all likelihood, differ in some respects from actual future results. Declines in the estimated fair value of the Company's reporting units could result in goodwill impairments in future periods which could materially adversely affect the Company's results of operations or financial position.

  During the 2013 annual goodwill impairment tests, the Company concluded that the fair values of all reporting units were in excess of their carrying values and, therefore, goodwill was not impaired.

  Information regarding goodwill by segment, as well as Corporate & Other, was as follows:

                                          Group,
                                        Voluntary & Corporate
                                         Worksite    Benefit  Corporate
                               Retail    Benefits    Funding   & Other     Total
                              --------- ----------- --------- ---------  ---------
                                                 (In millions)
Balance at January 1, 2012
Goodwill..................... $      37   $    68    $     2   $     4   $     111
Accumulated impairment.......        --        --         --        --          --
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      37   $    68    $     2   $     4   $     111

Impairments (1).............. $    (10)   $    --    $    --   $    --   $    (10)

Balance at December 31, 2012
Goodwill..................... $      37   $    68    $     2   $     4   $     111
Accumulated impairment.......      (10)        --         --        --        (10)
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      27   $    68    $     2   $     4   $     101
Balance at December 31, 2013
Goodwill.....................        37        68          2         4         111
Accumulated impairment.......      (10)        --         --        --        (10)
                              ---------   -------    -------   -------   ---------
  Total goodwill, net........ $      27   $    68    $     2   $     4   $     101
                              =========   =======    =======   =======   =========

--------

(1)For the year ended December 31, 2012, a non-cash charge of $10 million, which had no impact on income taxes, was recorded in other expenses for the impairment of the entire goodwill balance for the Retail Annuities reporting unit.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term Debt

  Long-term and short-term debt outstanding was as follows:

                                  Interest Rates (1)
                                ----------------------
                                                                     December 31,
                                              Weighted             -----------------
                                    Range     Average   Maturity     2013     2012
                                ------------- -------- ----------- -------- --------
                                                                     (In millions)
Surplus notes -- affiliated.... 3.00% - 7.38%  6.51%   2014 - 2037 $  1,100 $  1,099
Surplus notes.................. 7.63% - 7.88%  7.84%   2015 - 2025      701      700
Mortgage loans -- affiliated... 2.12% - 7.26%  5.38%   2015 - 2020      364      306
Senior notes -- affiliated (2). 0.93% - 2.86%  2.07%   2021 - 2022       79       80
Other notes (3)................ 1.39% - 8.00%  3.06%   2014 - 2027      533       91
Capital lease obligations......                                          23       25
                                                                   -------- --------
Total long-term debt (4).......                                       2,800    2,301
Total short-term debt..........                                         175      100
                                                                   -------- --------
Total..........................                                    $  2,975 $  2,401
                                                                   ======== ========

--------

(1)Range of interest rates and weighted average interest rates are for the year ended December 31, 2013.

(2)During 2012, a consolidated VIE issued $80 million of long-term debt to an affiliate. See Note 8.

(3)The Company consolidated an open ended core real estate fund formed in the fourth quarter of 2013. During 2013, this consolidated VIE issued $373 million of long-term debt. See Note 8.

(4)Excludes $28 million and $44 million of long-term debt relating to CSEs at December 31, 2013 and 2012, respectively. See Note 8.

  The aggregate maturities of long-term debt at December 31, 2013 for the next five years and thereafter are $258 million in 2014, $530 million in 2015, $5 million in 2016, $65 million in 2017, $37 million in 2018 and $1.9 billion thereafter.

  Capital lease obligations and mortgage loans are collateralized and rank highest in priority, followed by unsecured senior debt which consists of senior notes and other notes. Payments of interest and principal on the Company's surplus notes are subordinate to all other obligations. Payments of interest and principal on surplus notes may be made only with the prior approval of the insurance department of the state of domicile.

  Certain of the Company's debt instruments, and its credit and committed facilities, contain various administrative, reporting, legal and financial covenants. The Company believes it was in compliance with all such covenants at December 31, 2013.

Surplus Notes - Affiliated

  In April 2011, Metropolitan Life Insurance Company repaid in cash a $775 million surplus note issued to MetLife, Inc., with an original maturity of December 2011. The early redemption was approved by the Superintendent.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term (continued)


Capital Notes - Affiliated

  In December 2011, Metropolitan Life Insurance Company repaid in cash $500 million of capital notes issued to MetLife, Inc.

Mortgage Loans - Affiliated

  In December 2011, a wholly-owned real estate subsidiary of the Company issued a mortgage loan for $110 million to MICC. This affiliated mortgage loan is secured by real estate held by the subsidiary for investment. This mortgage loan bears interest at a rate of one-month LIBOR plus 1.95%, which is payable quarterly through maturity in 2015.

Short-term Debt

  Short-term debt with maturities of one year or less was as follows:

                                              December 31,
                                          ---------------------
                                             2013       2012
                                          ---------- ----------
                                              (In millions)
                Commercial paper......... $      175 $      100
                Average daily balance.... $      103 $      119
                Average days outstanding.    55 days    40 days

  During the years ended December 31, 2013, 2012 and 2011, the weighted average interest rate on short-term debt was 0.12%, 0.17% and 0.16%, respectively.

Interest Expense

  Interest expense related to long-term and short-term debt included in other expenses was $150 million, $148 million and $185 million for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts include $91 million, $89 million and $125 million of interest expense related to affiliated debt for the years ended December 31, 2013, 2012 and 2011, respectively. Such amounts do not include interest expense on long-term debt related to CSEs. See
Note 8.

Credit and Committed Facilities

  The Company maintains unsecured credit facilities and a committed facility, which aggregated $4.0 billion and $500 million, respectively, at December 31, 2013. When drawn upon, these facilities bear interest at varying rates in accordance with the respective agreements.

 Credit Facilities

   The unsecured credit facilities are used for general corporate purposes, to support the borrowers' commercial paper program and for the issuance of letters of credit. Total fees expensed associated with these credit facilities

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

12. Long-term and Short-term (continued)

 were $3 million, $3 million and $6 million for the years ended December 31, 2013, 2012 and 2011, respectively, and are included in other expenses. Information on these credit facilities at December 31, 2013 was as follows:

                                                         Letters of
                                                           Credit               Unused
Borrower(s)                    Expiration      Capacity  Issued(1)  Drawdowns Commitments
-------------------------- ------------------ ---------- ---------- --------- -----------
                                                             (In millions)
MetLife, Inc. and MetLife
  Funding, Inc............ September 2017 (2) $    1,000  $     59   $    --  $      941
MetLife, Inc. and MetLife
  Funding, Inc............    August 2016 (3)      3,000       133        --       2,867
                                              ----------  --------   -------  ----------
 Total....................                    $    4,000  $    192   $    --  $    3,808
                                              ==========  ========   =======  ==========

--------

(1)MetLife, Inc. and MetLife Funding, Inc., a wholly owned subsidiary of Metropolitan Life Insurance Company, are severally liable for their respective obligations under such unsecured credit facilities. MetLife Funding, Inc. is not an applicant under letters of credit outstanding as of December 31, 2013 and is not responsible for any reimbursement obligations under such letters of credit.
(2)In September 2012, MetLife, Inc. and MetLife Funding, Inc. entered into a $1.0 billion five-year credit agreement which amended and restated the three-year agreement dated October 2010. All borrowings under the 2012 five-year credit agreement must be repaid by September 2017, except that letters of credit outstanding on that date may remain outstanding until no later than September 2018. The Company incurred costs of $2 million related to the amended and restated credit facility, which have been capitalized and included in other assets. These costs are being amortized over the remaining term of the amended and restated credit facility.
(3)In October 2013, availability under the unsecured credit facilities increased by $1.9 billion, as MetLife, Inc. no longer required and therefore canceled $1.9 billion of outstanding letters of credit. See Note 20.

 Committed Facility

   The committed facility is used for collateral for certain of the Company's affiliated reinsurance liabilities. Total fees expensed associated with this committed facility were $3 million for each of the years ended December 31, 2013, 2012 and 2011 and are included in other expenses. Information on the committed facility at December 31, 2013 was as follows:

                                                                 Letters
                                                                of Credit             Unused
Account Party/Borrower(s)                   Expiration Capacity Issued(1) Drawdowns Commitments
------------------------------------------- ---------- -------- --------- --------- -----------
                                                               (In millions)
Exeter Reassurance Company, Ltd., MetLife,
  Inc. & Missouri Reinsurance, Inc......... June 2016   $  500   $  490    $    --   $      10

--------

(1)Missouri Reinsurance, Inc., a subsidiary of Metropolitan Life Insurance Company, had outstanding $490 million in letters of credit at December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


13. Equity

Capital Contributions

  During the year ended December 31, 2011, United MetLife Insurance Company Limited ("United"), an insurance underwriting joint venture of the Company accounted for under the equity method, merged with Sino-US MetLife Insurance Company Limited ("Sino"), another insurance underwriting joint venture of an affiliate of the Company. The Company's ownership interest in the merged entity, Sino-US United MetLife Insurance Company Limited ("Sino-United") was determined based on its contributed capital and share of undistributed earnings of United compared to the contributed capital and undistributed earnings of all other owners of United and Sino. Since both of the joint ventures were under common ownership both prior to and subsequent to the merger, the Company's investment in Sino-United is based on the carrying value of its investment in United. Pursuant to the merger, the Company entered into an agreement whereby the affiliate will pay an amount to the Company based on the relative fair values of their respective investments in Sino-United. Accordingly, upon completion of the estimation of fair value, $47 million, representing a capital contribution, was received during the year ended December 31, 2011. The Company's investment in Sino-United is accounted for under the equity method and is included in other invested assets.

  During each of the years ended December 31, 2013, 2012 and 2011, MetLife, Inc. contributed $3 million in the form of payment of line of credit fees on the Company's behalf.

Stock-Based Compensation Plans

 Overview

   The stock-based compensation expense recognized by the Company is related to awards payable in shares of MetLife, Inc. common stock ("Shares"), or options to purchase MetLife, Inc. common stock. The Company does not issue any awards payable in its common stock or options to purchase its common stock.

 Description of Plans for Employees and Agents -- General Terms

   The MetLife, Inc. 2000 Stock Incentive Plan, as amended (the "2000 Stock Plan") authorized the granting of awards to employees and agents in the form of options ("Stock Options") to buy Shares that either qualify as incentive Stock Options under Section 422A of the Code or are non-qualified. By
 December 31, 2009, all awards under the 2000 Stock Plan had either vested or been forfeited. No awards have been made under the 2000 Stock Plan since 2005.

   Under the MetLife, Inc. 2005 Stock and Incentive Compensation Plan (the "2005 Stock Plan"), awards granted to employees and agents may be in the form of Stock Options, Stock Appreciation Rights, Restricted Stock or Restricted Stock Units, Performance Shares or Performance Share Units, Cash-Based Awards and Stock-Based Awards (each as defined in the 2005 Stock Plan with reference to Shares).

   The aggregate number of shares authorized for issuance under the 2005 Stock Plan is 68,000,000, plus those shares available but not utilized under the 2000 Stock Plan and those shares utilized under the 2000 Stock Plan that are recovered due to forfeiture of Stock Options. Each share issued under the 2005 Stock Plan in connection with a Stock Option or Stock Appreciation Right reduces the number of Shares remaining for issuance under that plan by one, and each Share issued under the 2005 Stock Plan in connection with awards other than Stock

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

 Options or Stock Appreciation Rights reduces the number of Shares remaining for issuance under that plan by 1.179 Shares. At December 31, 2013, the aggregate number of Shares remaining available for issuance pursuant to the 2005 Stock Plan was 20,098,440. Stock Option exercises and other awards settled in Shares are satisfied through the issuance of Shares held in treasury by MetLife, Inc. or by the issuance of new Shares.

   Of MetLife, Inc.'s stock-based compensation expense for the years ended December 31, 2013, 2012, and 2011, 69%, 76% and 70%, respectively, was allocated to the Company. No expense amounts related to stock-based awards to MetLife, Inc. non-management directors were allocated to the Company. This allocation represents substantially all stock-based compensation recognized in the Company's consolidated results of operations. Accordingly, this discussion addresses MetLife, Inc.'s practices for recognizing expense for awards under the 2000 Stock Plan and 2005 Stock Plan (together, the "Incentive Plans"). References to compensation expense in this note refer to the Company's allocated portion of that expense. All other references relevant to awards under the Incentive Plans pertain to all awards under those plans.

   Compensation expense related to awards under the 2005 Stock Plan is recognized based on the number of awards expected to vest, which represents the awards granted less expected forfeitures over the life of the award, as estimated at the date of grant. Unless a material deviation from the assumed forfeiture rate is observed during the term in which the awards are expensed, any adjustment necessary to reflect differences in actual experience is recognized in the period the award becomes payable or exercisable.

   Compensation expense related to awards under the 2005 Stock Plan is principally related to the issuance of Stock Options, Performance Shares and Restricted Stock Units. The majority of the awards granted by MetLife, Inc. each year under the 2005 Stock Plan are made in the first quarter of each year.

 Compensation Expense Related to Stock-Based Compensation

   The components of compensation expense related to stock-based compensation were as follows:

                                          Years Ended December 31,
                                         --------------------------
                                           2013     2012     2011
                                         -------- -------- --------
                                               (In millions)
             Stock Options.............. $     36 $     52 $     48
             Performance Shares (1).....       44       53       37
             Restricted Stock Units.....       42       22       15
                                         -------- -------- --------
             Total compensation expense. $    122 $    127 $    100
                                         ======== ======== ========
             Income tax benefit......... $     43 $     44 $     35
                                         ======== ======== ========

--------

(1)Performance Shares expected to vest and the related compensation expenses may be further adjusted by the performance factor most likely to be achieved, as estimated by management, at the end of the performance period.

   At December 31, 2013, the Company's allocated portion of expense for Stock Options, Performance Shares and Restricted Stock Units was 91%, 48% and 92%, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


   The following table presents MetLife, Inc.'s total unrecognized compensation expense related to stock-based compensation and the expected weighted average period over which these expenses will be recognized at:

                                           December 31, 2013
                                     ------------------------------
                                                   Weighted Average
                                        Expense         Period
                                     ------------- ----------------
                                     (In millions)     (Years)
             Stock Options..........  $        25        1.27
             Performance Shares.....  $        61        1.71
             Restricted Stock Units.  $        42        1.88

 Equity Awards

  Stock Options

    Stock Options are the contingent right of award holders to purchase Shares at a stated price for a limited time. All Stock Options have an exercise price equal to the closing price of a Share reported on the New York Stock Exchange on the date of grant, and have a maximum term of 10 years. The vast majority of Stock Options granted have become or will become exercisable at a rate of one-third of each award on each of the first three anniversaries of the grant date. Other Stock Options have become or will become exercisable on the third anniversary of the grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    A summary of the activity related to Stock Options was as follows:

                                                                                     Weighted
                                                                                      Average
                                                                                     Remaining    Aggregate
                                                      Shares Under Weighted Average Contractual   Intrinsic
                                                         Option     Exercise Price     Term       Value (1)
                                                      ------------ ---------------- ----------- -------------
                                                                                      (Years)   (In millions)
Outstanding at January 1, 2013.......................  35,153,071     $    40.89       5.50         $      51
Granted..............................................   1,310,019     $    35.96
Exercised............................................ (6,357,522)     $    31.80
Expired..............................................   (183,662)     $    50.46
Forfeited............................................   (170,530)     $    39.86
                                                      ------------
Outstanding at December 31, 2013.....................  29,751,376     $    42.56       5.19         $     379
                                                      ============ ================ =========== =============
Expected to vest at a future date as of December 31,
  2013...............................................  29,536,674     $    42.60       5.16         $     376
                                                      ============ ================ =========== =============
Exercisable at December 31, 2013.....................  22,786,277     $    43.56        4.32        $     277
                                                      ============ ================ =========== =============

--------

(1)The aggregate intrinsic value was computed using the closing Share price on December 31, 2013 of $53.92 and December 31, 2012 of $32.94, as applicable.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


    The fair value of Stock Options is estimated on the date of grant using a binomial lattice model. Significant assumptions used in MetLife, Inc.'s binomial lattice model are further described below. The assumptions include: expected volatility of the price of Shares; risk-free rate of return; dividend yield on Shares; exercise multiple; and the post-vesting termination rate.

    Expected volatility is based upon an analysis of historical prices of Shares and call options on Shares traded on the open market. MetLife, Inc. uses a weighted-average of the implied volatility for publicly-traded call options with the longest remaining maturity nearest to the money as of each valuation date and the historical volatility, calculated using monthly closing prices of Shares. MetLife, Inc. chose a monthly measurement interval for historical volatility as this interval reflects MetLife, Inc.'s view that employee option exercise decisions are based on longer-term trends in the price of the underlying Shares rather than on daily price movements.

    The binomial lattice model used by MetLife, Inc. incorporates different risk-free rates based on the imputed forward rates for U.S. Treasury Strips for each year over the contractual term of the option. The table below presents the full range of rates that were used for options granted during the respective periods.

    Dividend yield is determined based on historical dividend distributions compared to the price of the underlying Shares as of the valuation date and held constant over the life of the Stock Option.

    The binomial lattice model used by MetLife, Inc. incorporates the contractual term of the Stock Options. The model also factors in expected exercise behavior and a post-vesting termination rate, or the rate at which vested options are exercised or expire prematurely due to termination of employment. From these factors, the model derives an expected life of the Stock Option. The exercise behavior in the model is a multiple that reflects the ratio of exercise price to the strike price of the Stock Option at which holders are expected to exercise. The exercise multiple is derived from actual historical exercise activity. The post-vesting termination rate is determined from actual historical exercise experience and expiration activity under the Incentive Plans.

    The following table presents the weighted average assumptions, with the exception of risk-free rate, which is expressed as a range, used to determine the fair value of Stock Options issued:

                                                               Years Ended December 31,
                                                          -----------------------------------
                                                             2013        2012        2011
                                                          ----------- ----------- -----------
Dividend yield...........................................    2.13%       1.95%       1.65%
Risk-free rate of return................................. 0.16%-3.89% 0.21%-4.17% 0.29%-5.51%
Expected volatility......................................   32.98%      35.59%      32.64%
Exercise multiple........................................    1.51        1.58        1.69
Post-vesting termination rate............................    3.16%       3.14%       3.36%
Contractual term (years).................................     10          10          10
Expected life (years)....................................      7           7           7
Weighted average exercise price of stock options granted.   $35.96      $37.91      $45.16
Weighted average fair value of stock options granted.....    $9.88      $11.33      $14.27

    MetLife, Inc. deducts 35% of the compensation amount of a Stock Option from its income on its tax return. The compensation amount is the price of shares on the date the Stock Option is exercised less the exercise

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

  price of the Stock Option. This tax benefit is allocated to the subsidiary of MetLife, Inc. that is the current or former employer of the associate, or is or was the principal for the non-employee insurance agent, who exercised the Stock Option.

  The following table presents a summary of Stock Option exercise activity:

                                                          Years Ended December 31,
                                                          -------------------------
                                                            2013     2012    2011
-                                                         -------- -------- -------
                                                                (In millions)
Total intrinsic value of stock options exercised......... $     79 $     29 $    41
Cash received from exercise of stock options............. $    202 $    109 $    88
Income tax benefit realized from stock options exercised. $     28 $     10 $    13

  Performance Shares

    Performance Shares are units that, if they vest, are multiplied by a performance factor to produce a number of final Performance Shares which are payable in Shares. Performance Shares are accounted for as equity awards, but are not credited with dividend-equivalents for actual dividends paid on Shares during the performance period. Performance Share awards normally vest in their entirety at the end of the three-year performance period. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    For awards granted prior to the January 1, 2013 - December 31, 2015 performance period, vested Performance Shares are multiplied by a performance factor of 0.0 to 2.0 based on MetLife, Inc.'s adjusted income, total shareholder return, and performance in change in annual net operating earnings and total shareholder return compared to the performance of its competitors, each measured with respect to the applicable three-year performance period or portions thereof. The estimated fair value of Performance Shares is based upon the closing price of a Share on the date of grant, reduced by the present value of estimated dividends to be paid on that stock during the performance period. The performance factor for the January 1, 2010 - December 31, 2012 performance period was 0.92.

    For the January 1, 2013 - December 31, 2015 performance period, the vested Performance Shares will be multiplied by a performance factor of 0.00 to
  1.75. Assuming that MetLife, Inc. has met threshold performance goals related to its adjusted income or total shareholder return, the MetLife, Inc. Compensation Committee will determine the performance factor in its discretion. In doing so, the Compensation Committee may consider MetLife, Inc.'s total shareholder return relative to the performance of its competitors and MetLife, Inc.'s operating return on equity relative to its financial plan. The estimated fair value of Performance Shares will be remeasured each quarter until they become payable.

  Restricted Stock Units

    Restricted Stock Units are units that, if they vest, are payable in an equal number of Shares. Restricted Stock Units are accounted for as equity awards and are not credited with dividend-equivalents for dividends paid on Shares. Accordingly, the estimated fair value of Restricted Stock Units is based upon the closing price of Shares on the date of grant, reduced by the present value of estimated dividends to be paid on that stock.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


    The vast majority of Restricted Stock Units normally vest in their entirety on the third anniversary of their grant date. Other Restricted Stock Units normally vest in thirds on the first three anniversaries of their grant date, and others vest in their entirety on the fifth anniversary of their grant date. Vesting is subject to continued service, except for employees who are retirement eligible and in certain other limited circumstances.

    The following table presents a summary of Performance Share and Restricted Stock Unit activity:

                                                        Performance Shares   Restricted Stock Units
                                                      ---------------------- ----------------------
                                                                   Weighted              Weighted
                                                                   Average               Average
                                                                  Grant Date            Grant Date
                                                        Shares    Fair Value   Units    Fair Value
                                                      ----------- ---------- ---------  ----------
Outstanding at January 1, 2013.......................   4,822,028 $    36.93 2,080,148  $    36.55
Granted..............................................   1,749,212 $    50.86 2,182,213  $    32.34
Forfeited............................................   (151,075) $    40.87 (395,365)  $    33.97
Payable (1).......................................... (1,346,025) $    32.24 (538,480)  $    33.17
                                                      -----------            ---------
Outstanding at December 31, 2013.....................   5,074,140 $    42.86 3,328,516  $    33.35
                                                      =========== ========== =========  ==========
Expected to vest at a future date as of December 31,
  2013...............................................   5,067,337 $    38.60 2,995,664  $    33.34
                                                      =========== ========== =========  ==========

--------

(1)Includes both Shares paid and Shares deferred for later payment.

    Performance Share amounts above represent aggregate initial target awards and do not reflect potential increases or decreases resulting from the performance factor determined after the end of the respective performance periods. At December 31, 2013, the three year performance period for the 2011 Performance Share grants was completed, but the performance factor had not yet been calculated. Included in the immediately preceding table are 1,545,020 outstanding Performance Shares to which the 2011 - 2013 performance factor will be applied. The factor will be determined in the second quarter of 2014.

Statutory Equity and Income

  Each U.S. insurance company's state of domicile imposes risk-based capital ("RBC") requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). Regulatory compliance is determined by a ratio of a company's total adjusted capital, calculated in the manner prescribed by the NAIC ("TAC") to its authorized control level RBC, calculated in the manner prescribed by the NAIC ("ACL RBC"). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences is twice ACL RBC ("Company Action RBC"). The RBC ratios for Metropolitan Life Insurance Company and each of its insurance subsidiaries were in excess of 400% for all periods presented.

  The New York State Department of Financial Services issues an annual "Special Considerations" circular letter to New York licensed insurers dictating tests to be performed as part of insurers' year-end asset adequacy testing. The New York State Department of Financial Services issued its 2013 Special Considerations letter on October 31, 2013. The letter mandates the use of certain assumptions in the 2013 asset adequacy testing. Metropolitan Life Insurance Company will grade in over three years the amount of LTC reserves required as a result of the new assumptions. Under this grade-in, Metropolitan Life Insurance Company increased its asset

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

adequacy reserves for LTC policies by $300 million as of December 31, 2013 and will increase such reserves by approximately $200 million and $100 million as of December 31, 2014 and 2015, respectively. The actual 2014 and 2015 amounts may differ from current estimates due to changes in economic conditions, regulation, or policyholder behavior.

  Metropolitan Life Insurance Company and its insurance subsidiaries prepare statutory-basis financial statements in accordance with statutory accounting practices prescribed or permitted by the insurance department of their respective state of domicile. The NAIC has adopted the Codification of Statutory Accounting Principles ("Statutory Codification"). Statutory Codification is intended to standardize regulatory accounting and reporting to state insurance departments. However, statutory accounting principles continue to be established by individual state laws and permitted practices. Modifications by the various state insurance departments may impact the effect of Statutory Codification on the statutory capital and surplus of Metropolitan Life Insurance Company and its insurance subsidiaries.

  Statutory accounting principles differ from GAAP primarily by charging policy acquisition costs to expense as incurred, establishing future policy benefit liabilities using different actuarial assumptions, reporting surplus notes as surplus instead of debt, reporting of reinsurance agreements and valuing securities on a different basis.

  In addition, certain assets are not admitted under statutory accounting principles and are charged directly to surplus. The most significant assets not admitted by the Company are net deferred income tax assets resulting from temporary differences between statutory accounting principles basis and tax basis not expected to reverse and become recoverable within three years.

  Statutory net income (loss) of Metropolitan Life Insurance Company, a New York domiciled insurer was $369 million, $1.3 billion and $2.0 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $12.4 billion and $14.3 billion at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the New York State Department of Financial Services.

  Statutory net income (loss) of New England Life Insurance Company ("NELICO"), a Massachusetts domiciled insurer, was $103 million, $79 million and $63 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $571 million and $539 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Massachusetts State Division of Insurance.

  Statutory net income (loss) of GALIC, a Missouri domiciled insurer, was $60 million, $19 million and $128 million for the years ended December 31, 2013, 2012 and 2011, respectively. Statutory capital and surplus was $818 million and $873 million at December 31, 2013 and 2012, respectively. All such amounts are derived from the statutory-basis financial statements as filed with the Missouri State Department of Insurance.

Dividend Restrictions

  Under New York State Insurance Law, Metropolitan Life Insurance Company is permitted, without prior insurance regulatory clearance, to pay stockholder dividends to MetLife, Inc. as long as the aggregate amount of all such dividends in any calendar year does not exceed the lesser of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding realized capital gains). Metropolitan Life Insurance Company will be permitted

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)

to pay a dividend to MetLife, Inc. in excess of the lesser of such two amounts only if it files notice of its intention to declare such a dividend and the amount thereof with the New York Superintendent of Financial Services (the "Superintendent") and the Superintendent either approves the distribution of the dividend or does not disapprove the dividend within 30 days of its filing. Under New York State Insurance Law, the Superintendent has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, Metropolitan Life Insurance Company paid a dividend of $1.4 billion and $1.0 billion, respectively. During the year ended December 31, 2011, Metropolitan Life Insurance Company paid a dividend of $1.3 billion, of which $170 million was a transfer of securities. Based on amounts at December 31, 2013, Metropolitan Life Insurance Company could pay a stockholder dividend in 2014 of $1.1 billion without prior approval of the Superintendent.

  Under Massachusetts State Insurance Law, NELICO is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the aggregate amount of the dividend, when aggregated with all other dividends paid in the preceding 12 months, does not exceed the greater of: (i) 10 % of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year. NELICO will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Massachusetts Commissioner of Insurance (the "Massachusetts Commissioner") and the Massachusetts Commissioner either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Massachusetts State Insurance Law, the Massachusetts Commissioner has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013, 2012 and 2011, NELICO paid a dividend of $77 million, $46 million and $107 million, respectively. Based on amounts at December 31, 2013, NELICO could pay a stockholder dividend in 2014 of $102 million without prior approval of the Massachusetts Commissioner.

  Under Missouri State Insurance Law, GALIC is permitted, without prior insurance regulatory clearance, to pay a stockholder dividend to Metropolitan Life Insurance Company as long as the amount of such dividend when aggregated with all other dividends in the preceding 12 months, does not exceed the greater of: (i) 10% of its surplus to policyholders as of the end of the immediately preceding calendar year; or (ii) its statutory net gain from operations for the immediately preceding calendar year (excluding net realized capital gains). GALIC will be permitted to pay a dividend to Metropolitan Life Insurance Company in excess of the greater of such two amounts only if it files notice of the declaration of such a dividend and the amount thereof with the Missouri Director of Insurance (the "Missouri Director") and the Missouri Director either approves the distribution of the dividend or does not disapprove the distribution within 30 days of its filing. In addition, any dividend that exceeds earned surplus (defined by the Company as "unassigned funds (surplus)") as of the last filed annual statutory statement requires insurance regulatory approval. Under Missouri State Insurance Law, the Missouri Director has broad discretion in determining whether the financial condition of a stock life insurance company would support the payment of such dividends to its stockholders. During the years ended December 31, 2013 and 2012, GALIC did not pay dividends to Metropolitan Life Insurance Company. During the year ended December 31, 2011, GALIC paid an extraordinary cash dividend to GenAmerica Financial, LLC ("GenAmerica"), its former parent, of $183 million and GenAmerica subsequently paid an ordinary dividend to Metropolitan Life Insurance Company of $183 million. Based on amounts at December 31, 2013, GALIC could pay a stockholder dividend in 2014 of $81 million without prior approval of the Missouri Director.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  For the years ended December 31, 2013, 2012 and 2011, Metropolitan Life Insurance Company received dividends from non-insurance subsidiaries of $45 million, $87 million and $518 million, respectively.

Accumulated Other Comprehensive Income (Loss)

  Information regarding changes in the balances of each component of AOCI attributable to Metropolitan Life Insurance Company, net of income tax, was as follows:

                                             Unrealized                       Foreign    Defined
                                          Investment Gains     Unrealized    Currency    Benefit
                                          (Losses), Net of   Gains (Losses) Translation   Plans
                                         Related Offsets (1) on Derivatives Adjustments Adjustment  Total
                                         ------------------- -------------- ----------- ---------- --------
                                                                   (In millions)
Balance at December 31, 2010............    $      2,360        $     58      $    34   $  (1,429) $  1,023
OCI before reclassifications............           2,602           1,231            6        (545)    3,294
Income tax expense (benefit)............           (911)           (430)          (3)          202  (1,142)
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           4,051             859           37      (1,772)    3,175
Amounts reclassified from AOCI..........            (35)            (28)           --        (126)    (189)
Income tax expense (benefit)............              12               9           --           47       68
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................            (23)            (19)           --         (79)    (121)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2011............    $      4,028        $    840      $    37   $  (1,851) $  3,054
OCI before reclassifications............           2,406           (243)         (30)        (618)    1,515
Income tax expense (benefit)............           (843)              87           11          217    (528)
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           5,591             684           18      (2,252)    4,041
Amounts reclassified from AOCI..........              96               2           --        (148)     (50)
Income tax expense (benefit)............            (33)             (1)           --           51       17
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................              63               1           --         (97)     (33)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2012............    $      5,654        $    685      $    18   $  (2,349) $  4,008
OCI before reclassifications............         (3,321)           (677)           22        1,396  (2,580)
Income tax expense (benefit)............           1,145             237          (9)        (490)      883
                                            ------------        --------      -------   ---------- --------
 OCI before reclassifications, net of
   income tax...........................           3,478             245           31      (1,443)    2,311
Amounts reclassified from AOCI..........            (16)            (14)           --        (205)    (235)
Income tax expense (benefit)............               6               5           --           71       82
                                            ------------        --------      -------   ---------- --------
 Amounts reclassified from AOCI, net of
   income tax...........................            (10)             (9)           --        (134)    (153)
                                            ------------        --------      -------   ---------- --------
Balance at December 31, 2013............    $      3,468        $    236      $    31   $  (1,577) $  2,158
                                            ============        ========      =======   ========== ========

--------

(1)See Note 8 for information on offsets to investments related to insurance liabilities, DAC and VOBA and the policyholder dividend obligation.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

13. Equity (continued)


  Information regarding amounts reclassified out of each component of AOCI, was as follows:

                                                                                      Statement of Operations and
AOCI Components                                   Amounts Reclassified from AOCI  Comprehensive Income (Loss) Location
------------------------------------------------  ------------------------------- ------------------------------------
                                                      Years Ended December 31
                                                  -------------------------------
                                                     2013      2012       2011
                                                  ---------- --------- ----------
                                                           (In millions)
Net unrealized investment gains (losses):
  Net unrealized investment gains (losses)....... $       38 $   (158) $    (116) Other net investment gains (losses)
  Net unrealized investment gains (losses).......         53        56         40 Net investment income
  Net unrealized investment gains (losses).......       (28)      (16)         94 Net derivative gains (losses)
  OTTI...........................................       (47)        22         17 OTTI on fixed maturity securities
                                                  ---------- --------- ----------
   Net unrealized investment gains (losses),
    before income tax............................         16      (96)         35
   Income tax (expense) benefit..................        (6)        33       (12)
                                                  ---------- --------- ----------
   Net unrealized investment gains (losses),
    net of income tax............................ $       10 $    (63) $       23
                                                  ========== ========= ==========
Unrealized gains (losses) on derivatives - cash
 flow hedges:
  Interest rate swaps............................ $       20 $       3 $       -- Net derivative gains (losses)
  Interest rate swaps............................          8         4          1 Net investment income
  Interest rate forwards.........................          1        --         22 Net derivative gains (losses)
  Interest rate forwards.........................          2         2          2 Net investment income
  Foreign currency swaps.........................       (15)       (7)          7 Net derivative gains (losses)
  Foreign currency swaps.........................        (3)       (5)        (5) Net investment income
  Credit forwards................................         --        --          1 Net derivative gains (losses)
  Credit forwards................................          1         1         -- Net investment income
                                                  ---------- --------- ----------
   Gains (losses) on cash flow hedges, before
    income tax...................................         14       (2)         28
   Income tax (expense) benefit..................        (5)         1        (9)
                                                  ---------- --------- ----------
   Gains (losses) on cash flow hedges, net of
    income tax................................... $        9 $     (1) $       19
                                                  ========== ========= ==========
Defined benefit plans adjustment: (1)
  Amortization of net actuarial gains (losses)... $      274 $     246 $      231
  Amortization of prior service (costs) credit...       (69)      (98)      (105)
                                                  ---------- --------- ----------
   Amortization of defined benefit plan items,
    before income tax............................        205       148        126
   Income tax (expense) benefit..................       (71)      (51)       (47)
                                                  ---------- --------- ----------
   Amortization of defined benefit plan items,
    net of income tax............................ $      134 $      97 $       79
                                                  ========== ========= ==========
Total reclassifications, net of income tax....... $      153 $      33 $      121
                                                  ========== ========= ==========

--------

(1)These AOCI components are included in the computation of net periodic benefit costs. See Note 15.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses

  Information on other expenses was as follows:

                                                             Years Ended December 31,
                                                            --------------------------
                                                              2013     2012     2011
                                                            -------- -------- --------
                                                                  (In millions)
Compensation............................................... $  2,392 $  2,426 $  2,260
Pension, postretirement and postemployment benefit costs...      364      285      330
Commissions................................................      781      769      724
Volume-related costs.......................................      253      241      196
Affiliated interest costs on ceded and assumed reinsurance.    1,033    1,209    1,393
Capitalization of DAC......................................    (562)    (632)    (724)
Amortization of DAC and VOBA...............................      261      991      875
Interest expense on debt and debt issuance costs...........      153      152      194
Premium taxes, licenses and fees...........................      263      294      302
Professional services......................................      989      946      832
Rent and related expenses, net of sublease income..........      143      123      129
Other......................................................     (82)    (410)     (40)
                                                            -------- -------- --------
  Total other expenses..................................... $  5,988 $  6,394 $  6,471
                                                            ======== ======== ========

Capitalization of DAC and Amortization of DAC and VOBA

  See Note 5 for additional information on DAC and VOBA including impacts of capitalization and amortization. See also Note 7 for a description of the DAC amortization impact associated with the closed block.

Interest Expense on Debt and Debt Issuance Costs

  Interest expense on debt and debt issuance costs includes interest expense (see Note 12) and interest expense related to CSEs. See Note 8.

Affiliated Expenses

  Commissions, capitalization of DAC and amortization of DAC and VOBA include the impact of affiliated reinsurance transactions. See Notes 6, 12 and 19 for a discussion of affiliated expenses included in the table above.

Restructuring Charges

  MetLife, Inc. commenced in 2012 an enterprise-wide strategic initiative. This global strategy focuses on leveraging MetLife, Inc. and its subsidiaries' scale to improve the value they provide to customers and shareholders in order to reduce costs, enhance revenues, achieve efficiencies and reinvest in their technology, platforms and functionality to improve their current operations and develop new capabilities.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

14. Other Expenses (continued)


  These restructuring charges are included in other expenses. As the expenses relate to an enterprise-wide initiative, they are reported in Corporate & Other. Estimated restructuring costs may change as management continues to execute this enterprise-wide strategic initiative. Such restructuring charges which were allocated to the Company were as follows:

                                                          Years Ended December 31,
                                      -----------------------------------------------------------------
                                                    2013                             2012
                                      -------------------------------- --------------------------------
                                                Lease and Asset                  Lease and Asset
                                      Severance   Impairment    Total  Severance   Impairment    Total
                                      --------- --------------- ------ --------- --------------- ------
                                                                (In millions)
Balance at January 1,................  $   22        $  --      $   22  $   --        $  --      $   --
Restructuring charges................      87           16         103     101           18         119
Cash payments........................    (70)         (10)        (80)    (79)         (18)        (97)
                                       ------        -----      ------  ------        -----      ------
Balance at December 31,..............  $   39        $   6      $   45  $   22        $  --      $   22
                                       ======        =====      ======  ======        =====      ======
Total restructuring charges incurred
  since inception of initiative......  $  188        $  34      $  222  $  101        $  18      $  119
                                       ======        =====      ======  ======        =====      ======

  Management anticipates further restructuring charges including severance, as well as lease and asset impairments, through the year ending December 31, 2015. However, such restructuring plans were not sufficiently developed to enable MetLife, Inc. to make an estimate of such restructuring charges at December 31, 2013.

15. Employee Benefit Plans

Pension and Other Postretirement Benefit Plans

  The Company sponsors and administers various U.S. qualified and non-qualified defined benefit pension plans and other postretirement employee benefit plans covering employees and sales representatives who meet specified eligibility requirements. Pension benefits are provided utilizing either a traditional formula or cash balance formula. The traditional formula provides benefits based upon years of credited service and final average earnings. The cash balance formula utilizes hypothetical or notional accounts which credit participants with benefits equal to a percentage of eligible pay, as well as earnings credits, determined annually based upon the average annual rate of interest on 30-year U.S. Treasury securities, for each account balance. At December 31, 2013, the majority of active participants were accruing benefits under the cash balance formula; however, 90% of the Company's obligations result from benefits calculated with the traditional formula. The non-qualified pension plans provide supplemental benefits in excess of limits applicable to a qualified plan. Participating affiliates are allocated a proportionate share of net expense related to the plans as well as contributions made to the plans.

  The Company also provides certain postemployment benefits and certain postretirement medical and life insurance benefits for retired employees. Employees of the Company who were hired prior to 2003 (or, in certain cases, rehired during or after 2003) and meet age and service criteria while working for the Company may become eligible for these other postretirement benefits, at various levels, in accordance with the applicable plans. Virtually all retirees, or their beneficiaries, contribute a portion of the total costs of postretirement medical benefits. Employees hired after 2003 are not eligible for any employer subsidy for postretirement medical benefits. Participating affiliates are allocated a proportionate share of net expense and contributions related to the postemployment and other postretirement plans.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Obligations and Funded Status

                                                                                          Other
                                                                     Pension         Postretirement
                                                                  Benefits (1)          Benefits
                                                               ------------------  ------------------
                                                                            December 31,
                                                               --------------------------------------
                                                                 2013      2012      2013      2012
                                                               --------  --------  --------  --------
                                                                            (In millions)
Change in benefit obligations:
Benefit obligations at January 1,............................. $  8,937  $  7,867  $  2,402  $  2,106
 Service costs................................................      214       197        20        36
 Interest costs...............................................      367       384        92       103
 Plan participants' contributions.............................       --        --        30        29
 Net actuarial (gains) losses.................................     (967)      944      (550)      261
 Plan amendments, change in benefits, and other...............       26        --        --        --
 Benefits paid................................................     (447)     (455)     (133)     (133)
                                                               --------  --------  --------  --------
Benefit obligations at December 31,...........................    8,130     8,937     1,861     2,402
                                                               --------  --------  --------  --------
Change in plan assets:
Fair value of plan assets at January 1,.......................    7,390     6,699     1,320     1,240
 Actual return on plan assets.................................      (20)      695        57       105
 Plan amendments, change in benefits, and other...............       28        --        --        --
 Plan participants' contributions.............................       --        --        30        29
 Employer contributions.......................................      354       451        78        79
 Benefits paid................................................     (447)     (455)     (133)     (133)
                                                               --------  --------  --------  --------
Fair value of plan assets at December 31,.....................    7,305     7,390     1,352     1,320
                                                               --------  --------  --------  --------
 Over (under) funded status at December 31,................... $   (825) $ (1,547) $   (509) $ (1,082)
                                                               ========  ========  ========  ========
Amounts recognized in the consolidated balance sheets consist of:
 Other assets................................................. $    213  $     --  $     --  $     --
 Other liabilities............................................   (1,038)   (1,547)     (509)   (1,082)
                                                               --------  --------  --------  --------
   Net amount recognized...................................... $   (825) $ (1,547) $   (509) $ (1,082)
                                                               ========  ========  ========  ========
AOCI:
 Net actuarial (gains) losses................................. $  2,207  $  2,918  $    209  $    796
 Prior service costs (credit).................................       17        23         1       (74)
                                                               --------  --------  --------  --------
   AOCI, before income tax.................................... $  2,224  $  2,941  $    210  $    722
                                                               ========  ========  ========  ========
Accumulated benefit obligation................................ $  7,689  $  8,381       N/A       N/A
                                                               ========  ========

--------

(1)Includes non-qualified unfunded plans, for which the aggregate projected benefit obligation was $1.0 billion and $1.1 billion at December 31, 2013 and 2012, respectively.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The aggregate pension accumulated benefit obligation and aggregate fair value of plan assets for pension benefit plans with accumulated benefit obligations in excess of plan assets was as follows:

                                                  December 31,
                                                -----------------
                                                  2013     2012
                                                -------- --------
                                                  (In millions)
               Projected benefit obligations... $  1,037 $  1,282
               Accumulated benefit obligations. $    927 $  1,127
               Fair value of plan assets....... $     -- $    123

   Information for pension and other postretirement benefit plans with a projected benefit obligation in excess of plan assets were as follows:

                                                              Other
                                           Pension       Postretirement
                                          Benefits          Benefits
                                      ----------------- -----------------
                                                 December 31,
                                      -----------------------------------
                                        2013     2012     2013     2012
                                      -------- -------- -------- --------
                                                 (In millions)
       Projected benefit obligations. $  1,170 $  8,937 $  1,863 $  2,402
       Fair value of plan assets..... $    133 $  7,390 $  1,353 $  1,320

 Net Periodic Benefit Costs

   Net periodic benefit costs are determined using management estimates and actuarial assumptions to derive service costs, interest costs and expected return on plan assets for a particular year. Net periodic benefit costs also includes the applicable amortization of net actuarial gains (losses) and amortization of any prior service costs (credit).

   The obligations and expenses associated with these plans require an extensive use of assumptions such as the discount rate, expected rate of return on plan assets, rate of future compensation increases, healthcare cost trend rates, as well as assumptions regarding participant demographics such as rate and age of retirements, withdrawal rates and mortality. Management, in consultation with its external consulting actuarial firms, determines these assumptions based upon a variety of factors such as historical performance of the plan and its assets, currently available market and industry data and expected benefit payout streams. The assumptions used may differ materially from actual results due to, among other factors, changing market and economic conditions and changes in participant demographics. These differences may have a significant effect on the Company's consolidated financial statements and liquidity.

   Net periodic pension costs and net periodic other postretirement benefit plan costs are comprised of the following:

   . Service Costs -- Service costs are the increase in the projected (expected) PBO resulting from benefits payable to employees of the Company on service rendered during the current year.

   . Interest Costs -- Interest costs are the time value adjustment on the projected (expected) PBO at the end of each year.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   . Settlement and Curtailment Costs -- The aggregate amount of net gains (losses) recognized in net periodic benefit costs due to settlements and curtailments. Settlements result from actions that relieve/eliminate the plan's responsibility for benefit obligations or risks associated with the obligations or assets used for the settlement. Curtailments result from an event that significantly reduces/eliminates plan participants' expected years of future services or benefit accruals.

   . Expected Return on Plan Assets -- Expected return on plan assets is the assumed return earned by the accumulated pension and other postretirement fund assets in a particular year.

   . Amortization of Net Actuarial Gains (Losses) -- Actuarial gains and losses result from differences between the actual experience and the expected experience on pension and other postretirement plan assets or projected (expected) PBO during a particular period. These gains and losses are accumulated and, to the extent they exceed 10% of the greater of the PBO or the fair value of plan assets, the excess is amortized into pension and other postretirement benefit costs over the expected service years of the employees.

   . Amortization of Prior Service Costs (Credit) -- These costs relate to the recognition of increases or decreases in pension and other postretirement benefit obligation due to amendments in plans or initiation of new plans. These increases or decreases in obligation are recognized in AOCI at the time of the amendment. These costs are then amortized to pension and other postretirement benefit costs over the expected service years of the employees affected by the change.

   The Company's proportionate share of components of net periodic benefit costs and other changes in plan assets and benefit obligations recognized in OCI were as follows:

                                                           Pension Benefits     Other Postretirement Benefits
                                                        ----------------------- -----------------------------
                                                                  Years Ended December 31,
                                                        -----------------------------------------------------
                                                         2013    2012    2011    2013      2012      2011
                                                        ------- ------- -------  ------    ------    ------
                                                                       (In millions)
Net periodic benefit costs:
 Service costs......................................... $   209 $   190 $   165 $   17    $   30    $   16
 Interest costs........................................     359     374     384     85        95       107
 Expected return on plan assets........................   (447)   (448)   (423)   (74)      (75)      (76)
 Amortization of net actuarial (gains) losses..........     213     182     189     51        52        42
 Amortization of prior service costs (credit)..........       6       6       3   (69)      (95)     (108)
                                                        ------- ------- -------  ------    ------    ------
   Total net periodic benefit costs (credit)...........     340     304     318     10         7      (19)
                                                        ------- ------- -------  ------    ------    ------
Other changes in plan assets and benefit
  obligations recognized in OCI:
 Net actuarial (gains) losses..........................   (492)     705     532  (532)       232       264
 Prior service costs (credit)..........................      --      --      18     --        --        --
 Amortization of net actuarial gains (losses)..........   (219)   (189)   (189)   (55)      (57)      (42)
 Amortization of prior service (costs) credit..........     (6)     (6)     (3)     75       104       108
                                                        ------- ------- -------  ------    ------    ------
   Total recognized in OCI.............................   (717)     510     358  (512)       279       330
                                                        ------- ------- -------  ------    ------    ------
     Total recognized in net periodic benefit costs
       and OCI......................................... $ (377) $   814 $   676 $(502)    $  286    $  311
                                                        ======= ======= =======  ======    ======    ======

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   For the year ended December 31, 2013, included within OCI were other changes in plan assets and benefit obligations associated with pension benefits of ($717) million and other postretirement benefits of ($512) million for an aggregate increase in OCI of $1.2 billion before income tax and $798 million, net of income tax.

   The estimated net actuarial (gains) losses and prior service costs (credit) for the pension plans and the defined benefit other postretirement benefit plans that will be amortized from AOCI into net periodic benefit costs over the next year are $147 million and $4 million, and $6 million and ($1) million, respectively.

 Assumptions

   Assumptions used in determining benefit obligations were as follows:

                                         Pension Benefits         Other Postretirement Benefits
                                    --------------------------  ------------------------------
                                                 December 31,
                                    ----------------------------------------------------------
                                        2013          2012      2013            2012
                                    ------------  ------------  ----            ----
    Weighted average discount rate.     5.15%         4.20%     5.15%           4.20%
    Rate of compensation increase.. 3.50% - 7.50% 3.50% - 7.50%  N/A             N/A

   Assumptions used in determining net periodic benefit costs were as follows:

                                               Pension Benefits              Other Postretirement Benefits
                                   ----------------------------------------- -----------------------------
                                                          December 31,
                                   ----------------------------------------------------------------------
                                       2013          2012          2011      2013      2012      2011
                                   ------------- ------------- -------------   -----   ----      ----
Weighted average discount rate....     4.20%         4.95%         5.80%     4.20%     4.95%     5.80%
Weighted average expected rate of
  return on plan assets...........     6.24%         7.00%         7.25%     5.76%     6.26%     7.25%
Rate of compensation increase..... 3.50% - 7.50% 3.50% - 7.50% 3.50% - 7.50%  N/A       N/A       N/A

   The weighted average discount rate is determined annually based on the yield, measured on a yield to worst basis, of a hypothetical portfolio constructed of high quality debt instruments available on the valuation date, which would provide the necessary future cash flows to pay the aggregate projected benefit obligation when due.

   The weighted average expected rate of return on plan assets is based on anticipated performance of the various asset sectors in which the plan invests, weighted by target allocation percentages. Anticipated future performance is based on long-term historical returns of the plan assets by sector, adjusted for the Company's long-term expectations on the performance of the markets. While the precise expected rate of return derived using this approach will fluctuate from year to year, the Company's policy is to hold this long-term assumption constant as long as it remains within reasonable tolerance from the derived rate.

   The weighted average expected rate of return on plan assets for use in that plan's valuation in 2014 is currently anticipated to be 6.24% for pension benefits and 5.64% for other postretirement benefits.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The assumed healthcare costs trend rates used in measuring the APBO and net periodic benefit costs were as follows:

                                                              December 31,
                                -------------------------------------------------------------------------
                                                 2013                                 2012
                                -------------------------------------- ----------------------------------
                                6.4% in 2014, gradually                7.8% in 2013, gradually
                                decreasing each year until 2094        decreasing each year until 2094
                                reaching the ultimate rate of 4.4% for reaching the ultimate rate of 4.4%
Pre-and Post-Medicare eligible  Pre-Medicare and 4.6% for              for Pre-Medicare and 4.6% for
  claims....................... Post-Medicare.                         Post-Medicare.

   Assumed healthcare costs trend rates may have a significant effect on the amounts reported for healthcare plans. A 1% change in assumed healthcare costs trend rates would have the following effects as of December 31, 2013:

                                                           One Percent  One Percent
                                                            Increase     Decrease
                                                          ------------ ------------
                                                                (In millions)
Effect on total of service and interest costs components.  $       16  $       (13)
Effect of accumulated postretirement benefit obligations.  $      237  $      (194)

 Plan Assets

   The pension and other postretirement benefit plan assets are categorized into a three-level fair value hierarchy, as defined in Note 10, based upon the significant input with the lowest level in its valuation. The following summarizes the types of assets included within the three-level fair value hierarchy presented below.

Level 1  This category includes separate
         accounts that are invested in fixed
         maturity securities, equity
         securities, derivative assets and
         short-term investments which have
         unadjusted quoted market prices in
         active markets for identical assets
         and liabilities.

Level 2  This category includes certain
         separate accounts that are primarily
         invested in liquid and readily
         marketable securities. The estimated
         fair value of such separate account
         is based upon reported NAV provided
         by fund managers and this value
         represents the amount at which
         transfers into and out of the
         respective separate account are
         effected. These separate accounts
         provide reasonable levels of price
         transparency and can be corroborated
         through observable market data.

         Certain separate accounts are
         invested in investment partnerships
         designated as hedge funds. The values
         for these separate accounts is
         determined monthly based on the NAV
         of the underlying hedge fund
         investment. Additionally, such hedge
         funds generally contain lock out or
         other waiting period provisions for
         redemption requests to be filled.
         While the reporting and redemption
         restrictions may limit the frequency
         of trading activity in separate
         accounts invested in hedge funds, the
         reported NAV, and thus the referenced
         value of the separate account,
         provides a reasonable level of price
         transparency that can be corroborated
         through observable market data.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

         Directly held investments are
         primarily invested in U.S. and
         foreign government and corporate
         securities.

Level 3  This category includes separate
         accounts that are invested in fixed
         maturity securities, equity
         securities, derivative assets and
         other investments that provide little
         or no price transparency due to the
         infrequency with which the underlying
         assets trade and generally require
         additional time to liquidate in an
         orderly manner. Accordingly, the
         values for separate accounts invested
         in these alternative asset classes
         are based on inputs that cannot be
         readily derived from or corroborated
         by observable market data.

   The Company provides employees with benefits under various Employee Retirement Income Security Act of 1974 ("ERISA") benefit plans. These include qualified pension plans, postretirement medical plans and certain retiree life insurance coverage. The assets of the Company's qualified pension plans are held in insurance group annuity contracts, and the vast majority of the assets of the postretirement medical plan and backing the retiree life coverage are held in insurance contracts. All of these contracts are issued by the Company and the assets under the contracts are held in insurance separate accounts that have been established by the Company. The underlying assets of the separate accounts are principally comprised of cash and cash equivalents, short-term investments, fixed maturity and equity securities, derivatives, real estate, private equity investments and hedge fund investments.

   The insurance contract provider engages investment management firms ("Managers") to serve as sub-advisors for the separate accounts based on the specific investment needs and requests identified by the plan fiduciary. These Managers have portfolio management discretion over the purchasing and selling of securities and other investment assets pursuant to the respective investment management agreements and guidelines established for each insurance separate account. The assets of the qualified pension plans and postretirement medical plans (the "Invested Plans") are well diversified across multiple asset categories and across a number of different Managers, with the intent of minimizing risk concentrations within any given asset category or with any given Manager.

   The Invested Plans, other than those held in participant directed investment accounts, are managed in accordance with investment policies consistent with the longer-term nature of related benefit obligations and within prudent risk parameters. Specifically, investment policies are oriented toward
 (i) maximizing the Invested Plan's funded status; (ii) minimizing the volatility of the Invested Plan's funded status; (iii) generating asset returns that exceed liability increases; and (iv) targeting rates of return in excess of a custom benchmark and industry standards over appropriate reference time periods. These goals are expected to be met through identifying appropriate and diversified asset classes and allocations, ensuring adequate liquidity to pay benefits and expenses when due and controlling the costs of administering and managing the Invested Plan's investments. Independent investment consultants are periodically used to evaluate the investment risk of Invested Plan's assets relative to liabilities, analyze the economic and portfolio impact of various asset allocations and management strategies and to recommend asset allocations.

   Derivative contracts may be used to reduce investment risk, to manage duration and to replicate the risk/return profile of an asset or asset class. Derivatives may not be used to leverage a portfolio in any manner, such as to magnify exposure to an asset, asset class, interest rates or any other financial variable. Derivatives are also prohibited for use in creating exposures to securities, currencies, indices or any other financial variable that is otherwise restricted.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The table below summarizes the actual weighted average allocation of the fair value of total plan assets by asset class at December 31 for the years indicated and the approved target allocation by major asset class at December 31, 2013 for the Invested Plans:

                                                           Pension             Postretirement Medical
                                                   -------------------------- --------------------------
                                                            Actual Allocation          Actual Allocation
                                                            -----------------          -----------------
                                                     Target   2013     2012     Target   2013     2012
                                                   -------- -------  -------  -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     75%      64%      69%      70%      52%      63%
Equity securities (2).............................     12%      23%      21%      30%      47%      37%
Alternative securities (3)........................     13%      13%      10%      --%       1%      --%
                                                            -------  -------           -------  -------
 Total assets.....................................             100%     100%              100%     100%
                                                            =======  =======           =======  =======

                                                     Postretirement Life
                                                   --------------------------
                                                            Actual Allocation
                                                            -----------------
                                                     Target   2013     2012
                                                   -------- -------  -------
Asset Class:
Fixed maturity securities (1).....................     --%      --%      --%
Equity securities (2).............................     --%      --%      --%
Alternative securities (3)........................    100%     100%     100%
                                                            -------  -------
 Total assets.....................................             100%     100%
                                                            =======  =======

--------

(1)Fixed maturity securities include primarily ABS, collateralized mortgage obligations, corporate, federal agency, foreign bonds, mortgage-backed securities, municipals, preferred stocks and U.S. government bonds.

(2)Equity securities primarily include common stock of U.S. companies.

(3)Alternative securities primarily include derivative assets, money market securities, short-term investments and other investments. Postretirement life's target and actual allocation of plan assets are all in short-term investments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   The pension and postretirement plan assets measured at estimated fair value on a recurring basis were determined as described in "-- Plan Assets." These estimated fair values and their corresponding placement in the fair value hierarchy are summarized as follows:

                                                       December 31, 2013
                             ---------------------------------------------------------------------
                                      Pension Benefits                       Other Postretirement Benefits
                             -----------------------------------           ---------------------------------
                               Fair Value Hierarchy                         Fair Value Hierarchy
                             -------------------------                     -----------------------
                                                                 Total                                   Total
                                                               Estimated                               Estimated
                                                                 Fair                                    Fair
                             Level 1     Level 2     Level 3     Value     Level 1   Level 2   Level 3   Value
                             --------    --------    -------   ---------   -------   -------   ------- ---------
                                                         (In millions)
Assets
Fixed maturity securities:
  Corporate................. $     --    $  1,948    $   55    $  2,003    $   --    $  170     $  1   $    171
  U.S. government bonds.....      868         156        --       1,024       135         5       --        140
  Foreign bonds.............       --         675        10         685        --        63       --         63
  Federal agencies..........       --         274        --         274        --        33       --         33
  Municipals................       --         206        --         206        --        15       --         15
  Other (1).................       --         460        19         479        --        54       --         54
                             --------    --------    ------    --------    ------    ------     ----   --------
   Total fixed maturity
     securities.............      868       3,719        84       4,671       135       340        1        476
                             --------    --------    ------    --------    ------    ------     ----   --------
Equity securities:
  Common stock - domestic...    1,064          21       139       1,224       328        --       --        328
  Common stock - foreign....      432          --        --         432       102        --       --        102
                             --------    --------    ------    --------    ------    ------     ----   --------
   Total equity securities..    1,496          21       139       1,656       430        --       --        430
                             --------    --------    ------    --------    ------    ------     ----   --------
Other investments...........       --          --       563         563        --        --       --         --
Short-term investments......       49         290        --         339        --       439       --        439
Money market securities.....        1          12        --          13         4        --       --          4
Derivative assets...........       16          14        33          63        --         3       --          3
                             --------    --------    ------    --------    ------    ------     ----   --------
       Total assets......... $  2,430    $  4,056    $  819    $  7,305    $  569    $  782     $  1   $  1,352
                             ========    ========    ======    ========    ======    ======     ====   ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


                                                       December 31, 2012
                             ---------------------------------------------------------------------
                                      Pension Benefits                Other Postretirement Benefits
                             -----------------------------------    ---------------------------------
                               Fair Value Hierarchy                  Fair Value Hierarchy
                             -------------------------              -----------------------
                                                            Total                             Total
                                                          Estimated                         Estimated
                                                            Fair                              Fair
                             Level 1     Level 2  Level 3   Value   Level 1 Level 2 Level 3   Value
                             --------    -------- ------- --------- ------- ------- ------- ---------
                                                         (In millions)
Assets
Fixed maturity securities:
  Corporate................. $     --    $  2,119 $   18  $  2,137  $   --  $  165   $  4   $    169
  U.S. government bonds.....    1,082         150     --     1,232     175       3     --        178
  Foreign bonds.............       --         714      7       721      --      51     --         51
  Federal agencies..........        1         314     --       315      --      26     --         26
  Municipals................       --         242     --       242      --      70      1         71
  Other (1).................       --         460      7       467      --      55      3         58
                             --------    -------- ------  --------  ------  ------   ----   --------
   Total fixed maturity
     securities.............    1,083       3,999     32     5,114     175     370      8        553
                             --------    -------- ------  --------  ------  ------   ----   --------
Equity securities:
  Common stock - domestic...    1,024          36    129     1,189     249       1     --        250
  Common stock - foreign....      339          --     --       339      83      --     --         83
                             --------    -------- ------  --------  ------  ------   ----   --------
   Total equity securities..    1,363          36    129     1,528     332       1     --        333
                             --------    -------- ------  --------  ------  ------   ----   --------
Other investments...........       --         110    419       529      --      --     --         --
Short-term investments......       --         200     --       200      --     432     --        432
Money market securities.....        2           9     --        11       1      --     --          1
Derivative assets...........       --           7      1         8      --       1     --          1
                             --------    -------- ------  --------  ------  ------   ----   --------
       Total assets......... $  2,448    $  4,361 $  581  $  7,390  $  508  $  804   $  8   $  1,320
                             ========    ======== ======  ========  ======  ======   ====   ========

--------

(1)Other primarily includes mortgage-backed securities, collateralized mortgage obligations and ABS.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


   A rollforward of all pension and other postretirement benefit plan assets measured at estimated fair value on a recurring basis using significant unobservable (Level 3) inputs was as follows:

                                Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     ---------------------------------------------------------------------------------------------
                                            Pension Benefits                        Other Postretirement Benefits
-                    -------------------------------------------------------------- ------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
                                                             (In millions)
Year Ended December
 31, 2013:
Balance at January
 1,.................   $  18    $  7     $  7      $  129      $  419      $   1      $  4       $  1      $  3
Realized gains
 (losses)...........      --      --       --         (1)          --        (2)        --         --       (3)
Unrealized gains
 (losses)...........     (2)       1       --           9          56       (17)        --         --         4
Purchases, sales,
 issuances and
 settlements, net...      17     (3)       11           2        (58)         51       (3)        (1)       (4)
Transfers into
 and/or out of
 Level 3............      22       5        1          --         146         --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- ---------
Balance at December
 31,................   $  55    $ 10     $ 19      $  139      $  563      $  33      $  1       $ --      $ --
                     ========= ======= ========= =========== =========== ========== ========= ========== =========

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2012:
Balance at
 January 1,.........   $  30    $   5    $   2     $  194      $  501       $  4      $  4       $  1      $  5       $  1
Realized gains
 (losses)...........      --       --       --       (25)          52          4        --         --       (2)          2
Unrealized gains
 (losses)...........     (1)        8        1          9        (38)        (6)        --         --         2        (2)
Purchases, sales,
 issuances and
 settlements, net...    (11)      (6)        4       (49)        (96)        (1)        --         --       (2)        (1)
Transfers into
 and/or out of
 Level 3............      --       --       --         --          --         --        --         --        --         --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance at
 December 31,.......   $  18    $   7    $   7     $  129      $  419       $  1      $  4       $  1      $  3       $ --
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)

                                     Fair Value Measurements Using Significant Unobservable Inputs (Level 3)
                     --------------------------------------------------------------------------------------------------------
                                            Pension Benefits                              Other Postretirement Benefits
-                    -------------------------------------------------------------- -----------------------------------------
                           Fixed Maturity          Equity                                   Fixed Maturity
                             Securities:         Securities:                                 Securities:
-                    --------------------------- -----------                        ------------------------------
                                                   Common
                               Foreign             Stock -      Other    Derivative                                Derivative
                     Corporate  Bonds  Other (1)  Domestic   Investments   Assets   Corporate Municipals Other (1)   Assets
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
                                                                  (In millions)
Year Ended
 December 31, 2011:
Balance at
 January 1,.........   $  45    $  4     $  2       $ 228       $ 446       $(1)       $ 4       $ 1       $  6       $--
Realized gains
 (losses)...........      --      --      (1)        (57)          80          1        --        --        (1)        --
Unrealized gains
 (losses)...........     (3)     (2)        1         110          42          6        --        --          1         1
Purchases, sales,
 issuances and
 settlements, net...    (13)       3      (1)        (87)        (67)        (2)        --        --        (1)        --
Transfers into
 and/or out of
 Level 3............       1      --        1          --          --         --        --        --         --        --
                     --------- ------- --------- ----------- ----------- ---------- --------- ---------- --------- ----------
Balance at
 December 31,.......   $  30    $  5     $  2       $ 194       $ 501       $  4       $ 4       $ 1       $  5       $ 1
                     ========= ======= ========= =========== =========== ========== ========= ========== ========= ==========

--------

(1)Other includes ABS and collateralized mortgage obligations.

 Expected Future Contributions and Benefit Payments

   It is the Company's practice to make contributions to the qualified pension plan to comply with minimum funding requirements of ERISA. In accordance with such practice, no contributions are required for 2014. The Company expects to make discretionary contributions to the qualified pension plan of $210 million in 2014. For information on employer contributions, see "-- Obligations and Funded Status."

   Benefit payments due under the non-qualified pension plans are primarily funded from the Company's general assets as they become due under the provision of the plans, therefore benefit payments equal employer contributions. The Company expects to make contributions of $70 million to fund the benefit payments in 2014.

   Postretirement benefits are either: (i) not vested under law; (ii) a non-funded obligation of the Company; or (iii) both. Current regulations do not require funding for these benefits. The Company uses its general assets, net of participant's contributions, to pay postretirement medical claims as they come due in lieu of utilizing any plan assets. The Company expects to make contributions of $50 million towards benefit obligations in 2014 to pay postretirement medical claims.

   Gross benefit payments for the next 10 years, which reflect expected future service where appropriate, are expected to be as follows:

                                                 Other
                                  Pension    Postretirement
                                  Benefits      Benefits
                                ------------ --------------
                                       (In millions)
                     2014...... $        447   $       85
                     2015...... $        458   $       87
                     2016...... $        470   $       87
                     2017...... $        496   $       90
                     2018...... $        503   $       94
                     2019-2023. $      2,787   $      527

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

15. Employee Benefit Plans (continued)


 Additional Information

   As previously discussed, most of the assets of the pension and other postretirement benefit plans are held in group annuity and life insurance contracts issued by the Company. Total revenues from these contracts recognized in the consolidated statements of operations were $49 million, $54 million and $47 million for the years ended December 31, 2013, 2012 and 2011, respectively, and included policy charges and net investment income from investments backing the contracts and administrative fees. Total investment income (loss), including realized and unrealized gains (losses), credited to the account balances was $20 million, $867 million and $885 million for the years ended December 31, 2013, 2012 and 2011, respectively. The terms of these contracts are consistent in all material respects with those the Company offers to unaffiliated parties that are similarly situated.

Defined Contribution Plans

  The Company sponsors defined contribution plans for substantially all Company employees under which a portion of employee contributions are matched. The Company contributed $84 million, $83 million and $73 million for the years ended December 31, 2013, 2012 and 2011, respectively.

16. Income Tax

   The provision for income tax from continuing operations was as follows:

                                                     Years Ended December 31,
                                                     ------------------------
                                                      2013    2012     2011
  -                                                  ------ -------- --------
                                                          (In millions)
  Current:
   Federal.......................................... $  789 $    675 $    551
   State and local..................................      2        2        2
   Foreign..........................................    176      176      116
                                                     ------ -------- --------
     Subtotal.......................................    967      853      669
                                                     ------ -------- --------
  Deferred:
   Federal..........................................  (411)      346      769
   Foreign..........................................    125    (144)       22
                                                     ------ -------- --------
     Subtotal.......................................  (286)      202      791
                                                     ------ -------- --------
       Provision for income tax expense (benefit)... $  681 $  1,055 $  1,460
                                                     ====== ======== ========

   The Company's income (loss) from continuing operations before income tax expense (benefit) from domestic and foreign operations were as follows:

                                                 Years Ended December 31,
                                                --------------------------
                                                  2013     2012     2011
                                                -------- -------- --------
                                                      (In millions)
     Income (loss) from continuing operations:
      Domestic................................. $  2,540 $  3,153 $  4,291
      Foreign..................................      282      545      453
                                                -------- -------- --------
        Total.................................. $  2,822 $  3,698 $  4,744
                                                ======== ======== ========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The reconciliation of the income tax provision at the U.S. statutory rate to the provision for income tax as reported for continuing operations was as follows:

                                                  Years Ended December 31,
                                                  ------------------------
                                                   2013    2012     2011
                                                  ------ -------- --------
                                                       (In millions)
      Tax provision at U.S. statutory rate....... $  988 $  1,294 $  1,660
      Tax effect of:
       Dividend received deduction...............   (66)     (75)     (71)
       Tax-exempt income.........................   (42)     (43)     (31)
       Prior year tax............................     29       10       10
       Low income housing tax credits............  (190)    (142)     (97)
       Other tax credits.........................   (44)     (18)     (22)
       Foreign tax rate differential.............      2        3        2
       Change in valuation allowance.............    (4)       13       --
       Other, net................................      8       13        9
                                                  ------ -------- --------
      Provision for income tax expense (benefit). $  681 $  1,055 $  1,460
                                                  ====== ======== ========

   Deferred income tax represents the tax effect of the differences between the book and tax basis of assets and liabilities. Net deferred income tax assets and liabilities consisted of the following at:

                                                          December 31,
                                                      ---------------------
                                                         2013       2012
                                                      ---------- ----------
                                                          (In millions)
    Deferred income tax assets:
     Policyholder liabilities and receivables........ $    1,823 $    2,495
     Net operating loss carryforwards................         64         35
     Employee benefits...............................        649      1,075
     Capital loss carryforwards......................         14         17
     Tax credit carryforwards........................        909        372
     Litigation-related and government mandated......        223        175
     Other...........................................        349        198
                                                      ---------- ----------
       Total gross deferred income tax assets........      4,031      4,367
     Less: Valuation allowance.......................         72         52
                                                      ---------- ----------
       Total net deferred income tax assets..........      3,959      4,315
                                                      ---------- ----------
    Deferred income tax liabilities:
     Investments, including derivatives..............      2,021      2,283
     DAC and VOBA....................................      1,677      1,629
     Net unrealized investment gains.................      2,019      3,412
     Other...........................................         27         27
                                                      ---------- ----------
       Total deferred income tax liabilities.........      5,744      7,351
                                                      ---------- ----------
         Net deferred income tax asset (liability)... $  (1,785) $  (3,036)
                                                      ========== ==========

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   The following table sets forth the domestic, state, and foreign net operating and capital loss carryforwards for tax purposes at December 31, 2013.

                   Net Operating Loss                 Capital Loss
                      Carryforwards                   Carryforwards
             ------------------------------- -------------------------------
                Amount        Expiration        Amount        Expiration
             ------------- ----------------- ------------- -----------------
             (In millions)                   (In millions)
   Domestic.   $      46   Beginning in 2018   $      --   N/A
   State....   $     150   N/A                 $      --   N/A
   Foreign..   $      69   Beginning in 2027   $      40   Beginning in 2014

   Foreign tax credit carryforwards of $357 million at December 31, 2013 will expire beginning in 2021. General business credits of $552 million will expire beginning in 2030.

   The Company has recorded valuation allowance decreases related to tax expense of $1 million related to certain state and foreign net operating loss carryforwards, $3 million related to certain foreign capital loss carryforwards, and charges of $24 million related to certain other deferred tax assets. The valuation allowance reflects management's assessment, based on available information, that it is more likely than not that the deferred income tax asset for certain foreign net operating and capital loss carryforwards and certain state net operating loss carryforwards will not be realized. The tax benefit will be recognized when management believes that it is more likely than not that these deferred income tax assets are realizable.

   The Company participates in a tax sharing agreement with MetLife, Inc. as described in Note 1. Pursuant to this tax sharing agreement, the amount due to affiliates included $157 million for the year ended December 31, 2013. The amounts due from affiliates included $14 million and $34 million for the years ended December 31, 2012 and 2011, respectively.

   The Company files income tax returns with the U.S. federal government and various state and local jurisdictions, as well as foreign jurisdictions. The Company is under continuous examination by the Internal Revenue Service ("IRS") and other tax authorities in jurisdictions in which the Company has significant business operations. The income tax years under examination vary by jurisdiction and subsidiary. The Company is no longer subject to U.S. federal, state, or local income tax examinations in major taxing jurisdictions for years prior to 2003, except for 2000 through 2002 where the IRS has disallowed certain tax credits claimed and the Company continues to protest. The IRS audit cycle for the years 2003 through 2006, which began in April 2010, is expected to conclude in 2014.

   The Company's liability for unrecognized tax benefits may increase or decrease in the next 12 months. A reasonable estimate of the increase or decrease cannot be made at this time. However, the Company continues to believe that the ultimate resolution of the pending issues will not result in a material change to its consolidated financial statements, although the resolution of income tax matters could impact the Company's effective tax rate for a particular future period.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

16. Income Tax (continued)


   A reconciliation of the beginning and ending amount of unrecognized tax benefits was as follows:

                                                                           Years Ended December 31,
                                                                          --------------------------
                                                                            2013     2012     2011
                                                                          -------- -------- --------
                                                                                (In millions)
Balance at January 1,.................................................... $    532 $    525 $    499
Additions for tax positions of prior years...............................       50       27       26
Reductions for tax positions of prior years..............................      (4)      (5)       --
Additions for tax positions of current year..............................        3       --        1
Reductions for tax positions of current year.............................       --       --      (1)
Settlements with tax authorities.........................................     (49)     (15)       --
                                                                          -------- -------- --------
Balance at December 31,.................................................. $    532 $    532 $    525
                                                                          ======== ======== ========
Unrecognized tax benefits that, if recognized would impact the effective
  rate................................................................... $    491 $    466 $    459
                                                                          ======== ======== ========

   The Company classifies interest accrued related to unrecognized tax benefits in interest expense, included within other expenses, while penalties are included in income tax expense.

Interest was as follows:

                                                                  Years Ended December 31,
                                                                  ----------------------
                                                                   2013      2012   2011
                                                                  -------   ------ -------
                                                                      (In millions)
Interest recognized in the consolidated statements of operations. $    17   $    8 $    27

                                                                             December 31,
                                                                            --------------
                                                                             2013   2012
                                                                            ------ -------
                                                                            (In millions)
Interest included in other liabilities in the consolidated balance sheets.. $  228 $   211

   The Company had no penalties for the years ended December 31, 2013, 2012 and 2011.

   The U.S. Treasury Department and the IRS have indicated that they intend to address through regulations the methodology to be followed in determining the dividends received deduction ("DRD"), related to variable life insurance and annuity contracts. The DRD reduces the amount of dividend income subject to tax and is a significant component of the difference between the actual tax expense and expected amount determined using the federal statutory tax rate of 35%. Any regulations that the IRS ultimately proposes for issuance in this area will be subject to public notice and comment, at which time insurance companies and other interested parties will have the opportunity to raise legal and practical questions about the content, scope and application of such regulations. As a result, the ultimate timing and substance of any such regulations are unknown at this time. For the years ended December 31, 2013 and 2012, the Company recognized an income tax benefit of $53 million and $70 million, respectively, related to the separate account DRD. The 2013 benefit included an expense of $7 million related to a true-up of the 2012 tax return. The 2012 benefit included a benefit of $2 million related to a true-up of the 2011 tax return.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


17. Contingencies, Commitments and Guarantees

Contingencies

 Litigation

   The Company is a defendant in a large number of litigation matters. In some of the matters, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Modern pleading practice in the U.S. permits considerable variation in the assertion of monetary damages or other relief. Jurisdictions may permit claimants not to specify the monetary damages sought or may permit claimants to state only that the amount sought is sufficient to invoke the jurisdiction of the trial court. In addition, jurisdictions may permit plaintiffs to allege monetary damages in amounts well exceeding reasonably possible verdicts in the jurisdiction for similar matters. This variability in pleadings, together with the actual experience of the Company in litigating or resolving through settlement numerous claims over an extended period of time, demonstrates to management that the monetary relief which may be specified in a lawsuit or claim bears little relevance to its merits or disposition value.

   Due to the vagaries of litigation, the outcome of a litigation matter and the amount or range of potential loss at particular points in time may normally be difficult to ascertain. Uncertainties can include how fact finders will evaluate documentary evidence and the credibility and effectiveness of witness testimony, and how trial and appellate courts will apply the law in the context of the pleadings or evidence presented, whether by motion practice, or at trial or on appeal. Disposition valuations are also subject to the uncertainty of how opposing parties and their counsel will themselves view the relevant evidence and applicable law.

   The Company establishes liabilities for litigation and regulatory loss contingencies when it is probable that a loss has been incurred and the amount of the loss can be reasonably estimated. Liabilities have been established for a number of the matters noted below. It is possible that some of the matters could require the Company to pay damages or make other expenditures or establish accruals in amounts that could not be estimated at December 31, 2013. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known to management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

  Matters as to Which an Estimate Can Be Made

    For some of the matters disclosed below, the Company is able to estimate a reasonably possible range of loss. For such matters where a loss is believed to be reasonably possible, but not probable, no accrual has been made. As of December 31, 2013, the Company estimates the aggregate range of reasonably possible losses in excess of amounts accrued for these matters to be $0 to $360 million.

  Matters as to Which an Estimate Cannot Be Made

    For other matters disclosed below, the Company is not currently able to estimate the reasonably possible loss or range of loss. The Company is often unable to estimate the possible loss or range of loss until developments in such matters have provided sufficient information to support an assessment of the range of possible loss, such as quantification of a damage demand from plaintiffs, discovery from other parties and investigation of factual allegations, rulings by the court on motions or appeals, analysis by experts, and the

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  progress of settlement negotiations. On a quarterly and annual basis, the Company reviews relevant information with respect to litigation contingencies and updates its accruals, disclosures and estimates of reasonably possible losses or ranges of loss based on such reviews.

  Asbestos-Related Claims

    Metropolitan Life Insurance Company is and has been a defendant in a large number of asbestos-related suits filed primarily in state courts. These suits principally allege that the plaintiff or plaintiffs suffered personal injury resulting from exposure to asbestos and seek both actual and punitive damages. Metropolitan Life Insurance Company has never engaged in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products nor has Metropolitan Life Insurance Company issued liability or workers' compensation insurance to companies in the business of manufacturing, producing, distributing or selling asbestos or asbestos-containing products. The lawsuits principally have focused on allegations with respect to certain research, publication and other activities of one or more of Metropolitan Life Insurance Company's employees during the period from the 1920's through approximately the 1950's and allege that Metropolitan Life Insurance Company learned or should have learned of certain health risks posed by asbestos and, among other things, improperly publicized or failed to disclose those health risks. Metropolitan Life Insurance Company believes that it should not have legal liability in these cases. The outcome of most asbestos litigation matters, however, is uncertain and can be impacted by numerous variables, including differences in legal rulings in various jurisdictions, the nature of the alleged injury and factors unrelated to the ultimate legal merit of the claims asserted against Metropolitan Life Insurance Company. Metropolitan Life Insurance Company employs a number of resolution strategies to manage its asbestos loss exposure, including seeking resolution of pending litigation by judicial rulings and settling individual or groups of claims or lawsuits under appropriate circumstances.

    Claims asserted against Metropolitan Life Insurance Company have included negligence, intentional tort and conspiracy concerning the health risks associated with asbestos. Metropolitan Life Insurance Company's defenses (beyond denial of certain factual allegations) include that: (i) Metropolitan Life Insurance Company owed no duty to the plaintiffs -- it had no special relationship with the plaintiffs and did not manufacture, produce, distribute or sell the asbestos products that allegedly injured plaintiffs;
  (ii) plaintiffs did not rely on any actions of Metropolitan Life Insurance Company; (iii) Metropolitan Life Insurance Company's conduct was not the cause of the plaintiffs' injuries; (iv) plaintiffs' exposure occurred after the dangers of asbestos were known; and (v) the applicable time with respect to filing suit has expired. During the course of the litigation, certain trial courts have granted motions dismissing claims against Metropolitan Life Insurance Company, while other trial courts have denied Metropolitan Life Insurance Company's motions. There can be no assurance that Metropolitan Life Insurance Company will receive favorable decisions on motions in the future. While most cases brought to date have settled, Metropolitan Life Insurance Company intends to continue to defend aggressively against claims based on asbestos exposure, including defending claims at trials.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   The approximate total number of asbestos personal injury claims pending against Metropolitan Life Insurance Company as of the dates indicated, the approximate number of new claims during the years ended on those dates and the approximate total settlement payments made to resolve asbestos personal injury claims at or during those years are set forth in the following table:

                                                        December 31,
                                                --------------------------------------
                                                  2013         2012         2011
                                                 ---------    ---------    ---------
                                                (In millions, except number of claims)
   Asbestos personal injury claims at year end.    67,983       65,812       66,747
   Number of new claims during the year........     5,898        5,303        4,972
   Settlement payments during the year (1)..... $    37.0    $    36.4    $    34.2

--------

(1)Settlement payments represent payments made by MLIC during the year in connection with settlements made in that year and in prior years. Amounts do not include MLIC's attorneys' fees and expenses and do not reflect amounts received from insurance carriers.

   The number of asbestos cases that may be brought, the aggregate amount of any liability that Metropolitan Life Insurance Company may incur, and the total amount paid in settlements in any given year are uncertain and may vary significantly from year to year.

   The ability of Metropolitan Life Insurance Company to estimate its ultimate asbestos exposure is subject to considerable uncertainty, and the conditions impacting its liability can be dynamic and subject to change. The availability of reliable data is limited and it is difficult to predict the numerous variables that can affect liability estimates, including the number of future claims, the cost to resolve claims, the disease mix and severity of disease in pending and future claims, the impact of the number of new claims filed in a particular jurisdiction and variations in the law in the jurisdictions in which claims are filed, the possible impact of tort reform efforts, the willingness of courts to allow plaintiffs to pursue claims against Metropolitan Life Insurance Company when exposure to asbestos took place after the dangers of asbestos exposure were well known, and the impact of any possible future adverse verdicts and their amounts.

   The ability to make estimates regarding ultimate asbestos exposure declines significantly as the estimates relate to years further in the future. In the Company's judgment, there is a future point after which losses cease to be probable and reasonably estimable. It is reasonably possible that the Company's total exposure to asbestos claims may be materially greater than the asbestos liability currently accrued and that future charges to income may be necessary. While the potential future charges could be material in the particular quarterly or annual periods in which they are recorded, based on information currently known by management, management does not believe any such charges are likely to have a material effect on the Company's financial position.

   The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for asbestos-related claims. Metropolitan Life Insurance Company's recorded asbestos liability is based on its estimation of the following elements, as informed by the facts presently known to it, its understanding of current law and its past experiences: (i) the probable and reasonably estimable liability for asbestos claims already asserted against Metropolitan Life Insurance Company, including claims settled but not yet paid; (ii) the probable and reasonably estimable liability for asbestos claims not yet

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

 asserted against Metropolitan Life Insurance Company, but which Metropolitan Life Insurance Company believes are reasonably probable of assertion; and
 (iii) the legal defense costs associated with the foregoing claims. Significant assumptions underlying Metropolitan Life Insurance Company's analysis of the adequacy of its recorded liability with respect to asbestos litigation include: (i) the number of future claims; (ii) the cost to resolve claims; and (iii) the cost to defend claims.

   Metropolitan Life Insurance Company reevaluates on a quarterly and annual basis its exposure from asbestos litigation, including studying its claims experience, reviewing external literature regarding asbestos claims experience in the United States, assessing relevant trends impacting asbestos liability and considering numerous variables that can affect its asbestos liability exposure on an overall or per claim basis. These variables include bankruptcies of other companies involved in asbestos litigation, legislative and judicial developments, the number of pending claims involving serious disease, the number of new claims filed against it and other defendants and the jurisdictions in which claims are pending. Based upon its reevaluation of its exposure from asbestos litigation, Metropolitan Life Insurance Company has updated its liability analysis for asbestos-related claims through December 31, 2013. The frequency of severe claims relating to asbestos has not declined as expected, and Metropolitan Life Insurance Company has reflected this in its provisions. Accordingly, Metropolitan Life Insurance Company increased its recorded liability for asbestos related claims from $417 million to $572 million at December 31, 2013.

  Regulatory Matters

    The Company receives and responds to subpoenas or other inquiries from state regulators, including state insurance commissioners; state attorneys general or other state governmental authorities; federal regulators, including the U.S. Securities and Exchange Commission ("SEC") ; federal governmental authorities, including congressional committees; and the Financial Industry Regulatory Authority ("FINRA") seeking a broad range of information. The issues involved in information requests and regulatory matters vary widely. The Company cooperates in these inquiries.

   In the Matter of Chemform, Inc. Site, Pompano Beach, Broward County, Florida

    In July 2010, the Environmental Protection Agency ("EPA") advised Metropolitan Life Insurance Company that it believed payments were due under two settlement agreements, known as "Administrative Orders on Consent," that New England Mutual Life Insurance Company ("New England Mutual") signed in 1989 and 1992 with respect to the cleanup of a Superfund site in Florida (the "Chemform Site"). The EPA originally contacted Metropolitan Life Insurance Company (as successor to New England Mutual) and a third party in 2001, and advised that they owed additional clean-up costs for the Chemform Site. The matter was not resolved at that time. The EPA is requesting payment of an amount under $1 million from Metropolitan Life Insurance Company and such third party for past costs and an additional amount for future environmental testing costs at the Chemform Site. In June 2012, the EPA, Metropolitan Life Insurance Company and the third party executed an Administrative Order on Consent under which Metropolitan Life Insurance Company and the third party have agreed to be responsible for certain environmental testing at the Chemform site. The Company estimates that its costs for the environmental testing will not exceed $100,000. The June 2012 Administrative Order on Consent does not resolve the EPA's claim for past clean-up costs. The EPA may seek additional costs if the environmental testing identifies issues. The Company estimates that the aggregate cost to resolve this matter will not exceed $1 million.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   Metco Site, Hicksville, Nassau County, New York

    On February 22, 2012, the New York State Department of Environmental Conservation ("Department of Environmental Conservation") issued a notice to Metropolitan Life Insurance Company, as purported successor in interest to New England Mutual, that it is a potentially responsible party with respect to hazardous substances and hazardous waste located on a property that New England Mutual owned for a time in 1978. Metropolitan Life Insurance Company has responded to the Department of Environmental Conservation and asserted that it is not a potentially responsible party under the law.

   Sales Practices Regulatory Matters.

    Regulatory authorities in a small number of states and FINRA, and occasionally the SEC, have had investigations or inquiries relating to sales of individual life insurance policies or annuities or other products by Metropolitan Life Insurance Company, NELICO, GALIC, and broker dealer New England Securities Corporation. These investigations often focus on the conduct of particular financial services representatives and the sale of unregistered or unsuitable products or the misuse of client assets. Over the past several years, these and a number of investigations by other regulatory authorities were resolved for monetary payments and certain other relief, including restitution payments. The Company may continue to resolve investigations in a similar manner. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for these sales practices-related investigations or inquiries.

  Unclaimed Property Litigation and Inquiries

    In 2012, MetLife, Inc., for itself and on behalf of entities including Metropolitan Life Insurance Company, reached agreements with representatives of the U.S. jurisdictions that were conducting audits of MetLife, Inc. and certain of its affiliates, including Metropolitan Life Insurance Company, for compliance with unclaimed property laws, and with state insurance regulators directly involved in a multistate targeted market conduct examination relating to claim-payment practices and compliance with unclaimed property laws. In the first quarter of 2012, the Company recorded a $47 million after tax charge for the multistate examination payment and the expected acceleration of benefit payments to policyholders under the settlements. On September 20, 2012, the West Virginia Treasurer filed an action against Metropolitan Life Insurance Company in West Virginia state court (West Virginia ex rel. John D. Perdue v. Metropolitan Life Insurance Company, Circuit Court of Putnam County, Civil Action No. 12-C-295) alleging that Metropolitan Life Insurance Company violated the West Virginia Uniform Unclaimed Property Act, seeking to compel compliance with the Act, and seeking payment of unclaimed property, interest, and penalties. On
  November 21, 2012 and January 9, 2013, the Treasurer filed substantially identical suits against NELICO and GALIC, respectively. On December 30, 2013, the court granted defendants' motions to dismiss all of the West Virginia Treasurer's actions. The Treasurer has filed a notice to appeal the dismissal order. At least one other jurisdiction is pursuing a market conduct examination concerning compliance with unclaimed property statutes. It is possible that other jurisdictions may pursue similar examinations, audits, or lawsuits and that such actions may result in additional payments to beneficiaries, additional escheatment of funds deemed abandoned under state laws, administrative penalties, interest, and/or further changes to the Company's procedures. The Company is not currently able to estimate these additional possible costs.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


  Total Asset Recovery Services, LLC on behalf of the State of Florida v. MetLife, Inc., et. al. (Cir. Ct. Leon County, FL, filed October 27, 2010)

    Alleging that MetLife, Inc. and another company have violated the Florida Disposition of Unclaimed Property law by failing to escheat to Florida benefits of 9,022 life insurance contracts, Total Asset Recovery Services, LLC ("the Relator") has brought an action under the Florida False Claims Act seeking to recover damages on behalf of Florida. The action had been sealed by court order until December 17, 2012. The Relator alleges that the aggregate damages attributable to MetLife, Inc., including statutory damages and treble damages, are $767 million. The Relator also bases its damage calculation in part on its assumption that the average face amount of the subject policies is $120,000. MetLife, Inc. strongly disputes this assumption, the Relator's alleged damages amounts, and other allegations in the complaint. On December 14, 2012, the Florida Attorney General apprised the court that the State of Florida declined to intervene in the action and noted that the allegations in the complaint ". . . are very similar (if not identical) to those raised in regulatory investigations of the defendants that predated the filing of the action" and that those regulatory investigations have been resolved. On August 20, 2013, the court granted defendants' motion to dismiss the action. The Relator has appealed the dismissal.

  Total Control Accounts Litigation

    Metropolitan Life Insurance Company is a defendant in a consolidated lawsuit related to its use of retained asset accounts, known as Total Control Accounts ("TCA"), as a settlement option for death benefits.

  Keife, et al. v. Metropolitan Life Insurance Company (D. Nev., filed in state court on July 30, 2010 and removed to federal court on September 7, 2010); and Simon v. Metropolitan Life Insurance Company (D. Nev., filed November 3,
  2011)

    These putative class action lawsuits, which have been consolidated, raise breach of contract claims arising from Metropolitan Life Insurance Company's use of the TCA to pay life insurance benefits under the Federal Employees' Group Life Insurance program. On March 8, 2013, the court granted Metropolitan Life Insurance Company's motion for summary judgment. Plaintiffs have appealed that decision to the United States Court of Appeals for the Ninth Circuit.

  Other Litigation

  Merrill Haviland, et al. v. Metropolitan Life Insurance Company (E.D. Mich., removed to federal court on July 22, 2011)

    This lawsuit was filed by 45 retired General Motors ("GM") employees against Metropolitan Life Insurance Company and the amended complaint includes claims for conversion, unjust enrichment, breach of contract, fraud, intentional infliction of emotional distress, fraudulent insurance acts, unfair trade practices, and ERISA claims based upon GM's 2009 reduction of the employees' life insurance coverage under GM's ERISA-governed plan. The complaint includes a count seeking class action status. Metropolitan Life Insurance Company is the insurer of GM's group life insurance plan and administers claims under the plan. According to the complaint, Metropolitan Life Insurance Company had previously provided plaintiffs with a "written guarantee" that their life insurance benefits under the GM plan would not be reduced for the rest of

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  their lives. On June 26, 2012, the district court granted Metropolitan Life Insurance Company's motion to dismiss the complaint. Plaintiffs appealed and the United States Court of Appeals for the Sixth Circuit affirmed the dismissal of the action on September 12, 2013.

  McGuire v. Metropolitan Life Insurance Company (E.D. Mich., filed February 22, 2012)

    This lawsuit was filed by the fiduciary for the Union Carbide Employees' Pension Plan and alleges that Metropolitan Life Insurance Company, which issued annuity contracts to fund some of the benefits the Plan provides, engaged in transactions that ERISA prohibits and violated duties under ERISA and federal common law by determining that no dividends were payable with respect to the contracts from and after 1999. On September 26, 2012, the court denied Metropolitan Life Insurance Company's motion to dismiss the complaint. The trial has been scheduled for June 2014.

  Sun Life Assurance Company of Canada Indemnity Claim

    In 2006, Sun Life Assurance Company of Canada ("Sun Life"), as successor to the purchaser of Metropolitan Life Insurance Company's Canadian operations, filed a lawsuit in Toronto, seeking a declaration that Metropolitan Life Insurance Company remains liable for "market conduct claims" related to certain individual life insurance policies sold by Metropolitan Life Insurance Company and that have been transferred to Sun Life. Sun Life had asked that the court require Metropolitan Life Insurance Company to indemnify Sun Life for these claims pursuant to indemnity provisions in the sale agreement for the sale of Metropolitan Life Insurance Company's Canadian operations entered into in June of 1998. In January 2010, the court found that Sun Life had given timely notice of its claim for indemnification but, because it found that Sun Life had not yet incurred an indemnifiable loss, granted Metropolitan Life Insurance Company's motion for summary judgment. Both parties appealed but subsequently agreed to withdraw the appeal and consider the indemnity claim through arbitration. In September 2010, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Toronto, Fehr v. Sun Life Assurance Co. (Super. Ct., Ontario, September 2010), alleging sales practices claims regarding the same individual policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. An amended class action complaint in that case was served on Sun Life, again without naming Metropolitan Life Insurance Company as a party. On August 30, 2011, Sun Life notified Metropolitan Life Insurance Company that a purported class action lawsuit was filed against Sun Life in Vancouver, Alamwala v. Sun Life Assurance Co. (Sup. Ct., British Columbia, August 2011), alleging sales practices claims regarding certain of the same policies sold by Metropolitan Life Insurance Company and transferred to Sun Life. Sun Life contends that Metropolitan Life Insurance Company is obligated to indemnify Sun Life for some or all of the claims in these lawsuits. These sales practices cases against Sun Life are ongoing and the Company is unable to estimate the reasonably possible loss or range of loss arising from this litigation.

  C-Mart, Inc. v. Metropolitan Life Ins. Co., et al. (S.D. Fla., January 10,
  2013). Cadenasso v. Metropolitan Life Insurance Co., et al. (N.D. Cal., November 26, 2013).

    Plaintiffs filed these lawsuits against defendants, including Metropolitan Life Insurance Company and a former MetLife financial services representative, alleging that the defendants sent unsolicited fax advertisements to plaintiff and others in violation of the Telephone Consumer Protection Act, as amended by the Junk Fax Prevention Act, 47 U.S.C. (S) 227 ("TCPA"). In the C-Mart case, the court granted plaintiff's

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)

  motion to certify a class of approximately 36,000 persons in Missouri who, during the period of August 7, 2012 through September 6, 2012, were allegedly sent an unsolicited fax in violation of the TCPA. Trial is set for May 2014. In the Cadenasso case, plaintiff seeks certification of a nationwide class of persons (except for Missouri residents) who were allegedly sent millions of unsolicited faxes in violation of the TCPA. In both cases, plaintiffs seek an award of statutory damages under the TCPA in the amount of $500 for each violation and to have such damages trebled.

  Sales Practices Claims

    Over the past several years, the Company has faced numerous claims, including class action lawsuits, alleging improper marketing or sales of individual life insurance policies, annuities, mutual funds or other products. Some of the current cases seek substantial damages, including punitive and treble damages and attorneys' fees. The Company continues to vigorously defend against the claims in these matters. The Company believes adequate provision has been made in its consolidated financial statements for all probable and reasonably estimable losses for sales practices matters.

  Summary

    Putative or certified class action litigation and other litigation and claims and assessments against the Company, in addition to those discussed previously and those otherwise provided for in the Company's consolidated financial statements, have arisen in the course of the Company's business, including, but not limited to, in connection with its activities as an insurer, employer, investor, investment advisor and taxpayer. Further, state insurance regulatory authorities and other federal and state authorities regularly make inquiries and conduct investigations concerning the Company's compliance with applicable insurance and other laws and regulations.

    It is not possible to predict the ultimate outcome of all pending investigations and legal proceedings. In some of the matters referred to previously, very large and/or indeterminate amounts, including punitive and treble damages, are sought. Although in light of these considerations it is possible that an adverse outcome in certain cases could have a material effect upon the Company's financial position, based on information currently known by the Company's management, in its opinion, the outcomes of such pending investigations and legal proceedings are not likely to have such an effect. However, given the large and/or indeterminate amounts sought in certain of these matters and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material effect on the Company's consolidated net income or cash flows in particular quarterly or annual periods.

 Insolvency Assessments

   Most of the jurisdictions in which the Company is admitted to transact business require insurers doing business within the jurisdiction to participate in guaranty associations, which are organized to pay contractual benefits owed pursuant to insurance policies issued by impaired, insolvent or failed insurers. These associations levy assessments, up to prescribed limits, on all member insurers in a particular state on the basis of the proportionate share of the premiums written by member insurers in the lines of business in which the impaired, insolvent or failed insurer engaged. Some states permit member insurers to recover assessments paid through full or partial premium tax offsets.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


   Assets and liabilities held for insolvency assessments were as follows:

                                                                 December 31,
                                                                ---------------
                                                                 2013    2012
                                                                ------- -------
                                                                 (In millions)
 Other Assets:
  Premium tax offset for future undiscounted assessments....... $    46 $    85
  Premium tax offsets currently available for paid assessments.      54      12
                                                                ------- -------
                                                                $   100 $    97
                                                                ======= =======
 Other Liabilities:
  Insolvency assessments....................................... $    67 $   136
                                                                ======= =======

   On September 1, 2011, the New York State Department of Financial Services filed a liquidation plan for Executive Life Insurance Company of New York ("ELNY"), which had been under rehabilitation by the Liquidation Bureau since 1991. The plan involves the satisfaction of insurers' financial obligations under a number of state life and health insurance guaranty associations and also provides additional industry support for certain ELNY policyholders. The Company recorded a net charge (benefit) of ($23) million, $22 million and $21 million, net of income tax, during the years ended December 31, 2013, 2012 and 2011, respectively, related to ELNY.

Commitments

  Leases

    The Company, as lessee, has entered into various lease and sublease agreements for office space, information technology and other equipment. Future minimum gross rental payments relating to these lease arrangements are as follows:

                                          Amount
                                       -------------
                                       (In millions)
                           2014.......   $    232
                           2015.......        204
                           2016.......        171
                           2017.......        128
                           2018.......        114
                           Thereafter.        757
                                         --------
                           Total......   $  1,606
                                         ========

    Total minimum rentals to be received in the future under non-cancelable subleases are $131 million as of December 31, 2013.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

17. Contingencies, Commitments and Guarantees (continued)


 Commitments to Fund Partnership Investments

   The Company makes commitments to fund partnership investments in the normal course of business. The amounts of these unfunded commitments were $2.7 billion and $2.2 billion at December 31, 2013 and 2012, respectively. The Company anticipates that these amounts will be invested in partnerships over the next five years.

 Mortgage Loan Commitments

   The Company commits to lend funds under mortgage loan commitments. The amounts of these mortgage loan commitments were $3.1 billion and $2.7 billion at December 31, 2013 and 2012, respectively.

 Commitments to Fund Bank Credit Facilities, Bridge Loans and Private Corporate Bond Investments

   The Company commits to lend funds under bank credit facilities, bridge loans and private corporate bond investments. The amounts of these unfunded commitments were $687 million and $971 million at December 31, 2013 and 2012, respectively.

Guarantees

  In the normal course of its business, the Company has provided certain indemnities, guarantees and commitments to third parties such that it may be required to make payments now or in the future. In the context of acquisition, disposition, investment and other transactions, the Company has provided indemnities and guarantees, including those related to tax, environmental and other specific liabilities and other indemnities and guarantees that are triggered by, among other things, breaches of representations, warranties or covenants provided by the Company. In addition, in the normal course of business, the Company provides indemnifications to counterparties in contracts with triggers similar to the foregoing, as well as for certain other liabilities, such as third-party lawsuits. These obligations are often subject to time limitations that vary in duration, including contractual limitations and those that arise by operation of law, such as applicable statutes of limitation. In some cases, the maximum potential obligation under the indemnities and guarantees is subject to a contractual limitation ranging from less than $1 million to $800 million, with a cumulative maximum of $1.0 billion, while in other cases such limitations are not specified or applicable. Since certain of these obligations are not subject to limitations, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these guarantees in the future. Management believes that it is unlikely the Company will have to make any material payments under these indemnities, guarantees, or commitments.

  In addition, the Company indemnifies its directors and officers as provided in its charters and by-laws. Also, the Company indemnifies its agents for liabilities incurred as a result of their representation of the Company's interests. Since these indemnities are generally not subject to limitation with respect to duration or amount, the Company does not believe that it is possible to determine the maximum potential amount that could become due under these indemnities in the future.

  The Company's recorded liabilities were $3 million and $4 million at December 31, 2013 and 2012, respectively, for indemnities, guarantees and commitments.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)


18. Quarterly Results of Operations (Unaudited)

  The unaudited quarterly results of operations for 2013 and 2012 are summarized in the table below:

                                                                               Three Months Ended
                                                                  ---------------------------------------------
                                                                  March 31, June 30, September 30, December 31,
                                                                  --------- -------- ------------- ------------
                                                                                  (In millions)
2013:
Total revenues................................................... $  8,766  $  8,632   $  8,018      $  9,884
Total expenses................................................... $  7,843  $  7,771   $  7,758      $  9,106
Income (loss) from continuing operations, net of income tax...... $    673  $    646   $    242      $    580
Income (loss) from discontinued operations, net of income tax.... $     --  $     --   $     --      $      1
Net income (loss)................................................ $    673  $    646   $    242      $    581
Less: Net income (loss) attributable to noncontrolling interests. $    (1)  $      3   $    (5)      $    (4)
Net income (loss) attributable to Metropolitan Life
  Insurance Company.............................................. $    674  $    643   $    247      $    585
2012:
Total revenues................................................... $  7,635  $ 10,048   $  8,159      $ 10,204
Total expenses................................................... $  7,502  $  7,656   $  7,639      $  9,551
Income (loss) from continuing operations, net of income tax...... $    139  $  1,605   $    396      $    503
Income (loss) from discontinued operations, net of income tax.... $     14  $      3   $     --      $     23
Net income (loss)................................................ $    153  $  1,608   $    396      $    526
Less: Net income (loss) attributable to noncontrolling interests. $     --  $      4   $    (6)      $      4
Net income (loss) attributable to Metropolitan Life
  Insurance Company.............................................. $    153  $  1,604   $    402      $    522

19. Related Party Transactions

Service Agreements

  The Company has entered into various agreements with affiliates for services necessary to conduct its activities. Typical services provided under these agreements include personnel, policy administrative functions and distribution services. For certain agreements, charges are based on various performance measures or activity-based costing. The bases for such charges are modified and adjusted by management when necessary or appropriate to reflect fairly and equitably the actual incidence of cost incurred by the Company and/or affiliate. Expenses and fees incurred with affiliates related to these agreements, recorded in other expenses, were $2.4 billion, $2.6 billion and $2.8 billion for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements recorded in universal life and investment-type product policy fees were $127 million, $108 million and $94 million for the years ended December 31, 2013, 2012 and 2011, respectively. Revenues received from affiliates related to these agreements recorded in other revenues were $142 million, $113 million and $46 million for the years ended December 31, 2013, 2012 and 2011, respectively.

  The Company also entered into agreements with affiliates to provide additional services necessary to conduct the affiliates' activities. Typical services provided under these agreements include management, policy administrative functions, investment advice and distribution services. Expenses incurred by the Company related to these agreements, included in other expenses, were $1.4 billion, $1.6 billion and $1.6 billion for the years ended December 31, 2013, 2012 and 2011, respectively, and were reimbursed to the Company by these affiliates.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

         Notes to the Consolidated Financial Statements -- (Continued)

19. Related Party Transactions (continued)


  The Company had net payables to affiliates, related to the items discussed above, of $327 million and $346 million at December 31, 2013 and 2012, respectively.

  See Notes 6, 8 and 12 for additional information on related party transactions.

20. Subsequent Events

  In the second quarter of 2013, MetLife, Inc. announced its plans to merge three U.S.-based life insurance companies and an offshore reinsurance subsidiary to create one larger U.S.-based and U.S.-regulated life insurance company (the "Mergers"). The companies to be merged are MICC, MLI-USA and MLIIC, each a U.S. insurance company that issues variable annuity products in addition to other products, and Exeter, a reinsurance company that mainly reinsures guarantees associated with variable annuity products. MICC, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. Exeter, formerly a Cayman Islands company, was re-domesticated to Delaware in October 2013, resulting in a redistribution of assets held in trust and the cancellation of outstanding letters of credit which were no longer required. Effective January 1, 2014, following receipt of New York State Department of Financial Services approval, MICC withdrew its license to issue insurance policies and annuity contracts in New York. Also effective January 1, 2014, MICC reinsured with Metropolitan Life Insurance Company all existing New York insurance policies and annuity contracts that include a separate account feature. As a result of the reinsurance agreements, Metropolitan Life Insurance Company recorded a funds withheld asset, included in other invested assets, of $100 million, a deposit liability, included in other liabilities, of $448 million, an assumed reserve, included in policyholder account balances, of $100 million, and received cash and investments of $448 million from MICC. On December 31, 2013, MICC deposited qualifying investments into a custodial account, which became restricted to secure MICC's remaining New York policyholder liabilities not covered by such reinsurance on January 1, 2014. In anticipation of establishing this custodial account with qualifying investments, Metropolitan Life Insurance Company transferred investments with an estimated fair value of $751 million to MICC and received from MICC qualifying investments with an estimated fair value of $739 million and cash of $12 million in the fourth quarter of 2013. See Note 8. The Mergers are expected to occur in the fourth quarter of 2014, subject to regulatory approvals.

  At December 31, 2013, the Company consolidated the MetLife Core Property Fund, a newly formed open ended core real estate fund. As a result of the quarterly reassessment in the first quarter of 2014, it was determined that the MetLife Core Property Fund no longer meets the requirements of a consolidated VIE; accordingly, it will be deconsolidated effective March 31, 2014. See Note 8.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule I
                    Consolidated Summary of Investments --
                   Other Than Investments in Related Parties
                               December 31, 2013
                                 (In millions)

                                                                                  Amount at
                                                   Cost or       Estimated Fair Which Shown on
Types of Investments                          Amortized Cost (1)     Value      Balance Sheet
--------------------                          ------------------ -------------- --------------
Fixed maturity securities:
Bonds:
Foreign government securities................    $      3,040     $      3,530   $      3,530
U.S. Treasury and agency securities..........          29,508           30,544         30,544
Public utilities.............................          14,765           16,267         16,267
State and political subdivision securities...           5,386            5,777          5,777
All other corporate bonds....................          71,126           75,299         75,299
                                                 ------------     ------------   ------------
Total bonds..................................         123,825          131,417        131,417
Mortgage-backed and asset-backed securities..          40,111           40,910         40,910
Redeemable preferred stock...................           1,435            1,419          1,419
                                                 ------------     ------------   ------------
Total fixed maturity securities..............         165,371          173,746        173,746
                                                 ------------     ------------   ------------
Trading and fair value option securities.....             718              723            723
                                                 ------------     ------------   ------------
Equity securities:
Common stock:
Industrial, miscellaneous and all other......           1,070            1,164          1,164
Non-redeemable preferred stock...............             743              728            728
                                                 ------------     ------------   ------------
Total equity securities......................           1,813            1,892          1,892
                                                 ------------     ------------   ------------
Mortgage loans:
Held-for-investment..........................          46,021                          46,021
Held-for-sale................................               3                               3
                                                 ------------                    ------------
Mortgage loans, net..........................          46,024                          46,024
                                                 ------------                    ------------
Policy loans.................................           8,421                           8,421
Real estate and real estate joint ventures...           7,449                           7,449
Real estate acquired in satisfaction of debt.             349                             349
Other limited partnership interests..........           4,716                           4,716
Short-term investments.......................           5,962                           5,962
Other invested assets........................          10,589                          10,589
                                                 ------------                    ------------
Total investments............................    $    251,412                    $    259,871
                                                 ============                    ============

--------

(1)The Company's trading and fair value option securities portfolio is mainly comprised of fixed maturity and equity securities, including mutual funds and, to a lesser extent, short-term investments and cash and cash equivalents. Cost or amortized cost for fixed maturity securities and mortgage loans held-for-investment represents original cost reduced by repayments, valuation allowances and impairments from other-than-temporary declines in estimated fair value that are charged to earnings and adjusted for amortization of premiums or accretion of discounts; for equity securities, cost represents original cost reduced by impairments from other-than-temporary declines in estimated fair value; for real estate, cost represents original cost reduced by impairments and adjusted for valuation allowances and depreciation; for real estate joint ventures and other limited partnership interests cost represents original cost reduced for impairments or original cost adjusted for equity in earnings and distributions.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                 Schedule III
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                              Future Policy Benefits,
                               Other Policy-Related
                       DAC         Balances and       Policyholder Policyholder
                       and     Policyholder Dividend    Account     Dividends       Unearned       Unearned
Segment                VOBA         Obligation          Balances     Payable    Premiums (1), (2) Revenue (1)
-------              -------- ----------------------- ------------ ------------ ----------------- -----------
2013
Retail.............. $  5,990       $   62,912         $  30,434      $  601         $   36         $  507
Group, Voluntary &
  Worksite Benefits.      333           19,460             8,575          --            236             --
Corporate Benefit
  Funding...........       93           36,452            53,489          --             --             31
Corporate & Other...       --              581                --          --              1             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,416       $  119,405         $  92,498      $  601         $  273         $  538
                     ========       ==========         =========      ======         ======         ======
2012
Retail.............. $  5,407       $   64,757         $  31,393      $  610         $   36         $  539
Group, Voluntary &
  Worksite Benefits.      337           19,599             8,918          --            248             --
Corporate Benefit
  Funding...........       88           38,645            54,406          --             --             38
Corporate & Other...       --              476                (1)         --             --             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  5,832       $  123,477         $  94,716      $  610         $  284         $  577
                     ========       ==========         =========      ======         ======         ======
2011
Retail.............. $  5,921       $   63,460         $  31,811      $  659         $   38         $  556
Group, Voluntary &
  Worksite Benefits.      342           18,207             9,273          --            226             --
Corporate Benefit
  Funding...........       76           36,004            47,748          --             --             47
Corporate & Other...        2              457                24          --             --             --
                     --------       ----------         ---------      ------         ------         ------
Total............... $  6,341       $  118,128         $  88,856      $  659         $  264         $  603
                     ========       ==========         =========      ======         ======         ======

--------

(1)Amounts are included within the future policy benefits, other policy-related balances and policyholder dividend obligation column.

(2)Includes premiums received in advance.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                          Schedule III -- (Continued)
               Consolidated Supplementary Insurance Information
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                              Policyholder
                                                              Benefits and
                                       Premium                 Claims and     Amortization of
                                       Revenue      Net     Interest Credited  DAC and VOBA      Other
                                      and Policy Investment  to Policyholder    Charged to     Operating
Segment                                Charges     Income   Account Balances  Other Expenses  Expenses (1)
-------                               ---------- ---------- ----------------- --------------- ------------
2013
Retail............................... $   5,456  $   5,067      $   6,059         $  217        $  2,971
Group, Voluntary & Worksite Benefits.    14,420      1,618         13,346             25           1,970
Corporate Benefit Funding............     2,886      4,680          5,813             19             474
Corporate & Other....................        76        420             67             --           1,517
                                      ---------  ---------      ---------         ------        --------
Total................................ $  22,838  $  11,785      $  25,285         $  261        $  6,932
                                      =========  =========      =========         ======        ========
2012
Retail............................... $   5,379  $   5,113      $   6,121         $  948        $  3,067
Group, Voluntary & Worksite Benefits.    13,937      1,540         12,747             29           1,878
Corporate Benefit Funding............     2,802      4,636          5,792             12             421
Corporate & Other....................         1        563             (1)             2           1,332
                                      ---------  ---------      ---------         ------        --------
Total................................ $  22,119  $  11,852      $  24,659         $  991        $  6,698
                                      =========  =========      =========         ======        ========
2011
Retail............................... $   5,397  $   5,183      $   6,099         $  765        $  3,302
Group, Voluntary & Worksite Benefits.    13,117      1,545         12,058             95           1,753
Corporate Benefit Funding............     1,975      4,478          4,892             14             461
Corporate & Other....................         1        409              4              1           1,435
                                      ---------  ---------      ---------         ------        --------
Total................................ $  20,490  $  11,615      $  23,053         $  875        $  6,951
                                      =========  =========      =========         ======        ========

--------

(1)Includes other expenses and policyholder dividends, excluding amortization of deferred policy acquisition costs ("DAC") and value of business acquired ("VOBA") charged to other expenses.

                      Metropolitan Life Insurance Company
                 (A Wholly-Owned Subsidiary of MetLife, Inc.)

                                  Schedule IV
                           Consolidated Reinsurance
                       December 31, 2013, 2012 and 2011
                                 (In millions)

                                                                                  % Amount
                               Gross Amount   Ceded     Assumed    Net Amount  Assumed to Net
                               ------------ ---------- ---------- ------------ --------------
2013
Life insurance in-force....... $  2,940,853 $  401,576 $  844,946 $  3,384,223      25.0%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     13,820 $    1,187 $    1,423 $     14,056      10.1%
Accident and health insurance.        6,470         97         46        6,419       0.7%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     20,290 $    1,284 $    1,469 $     20,475       7.2%
                               ============ ========== ========== ============
2012
Life insurance in-force....... $  2,914,815 $  417,026 $  785,391 $  3,283,180      23.9%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     18,982 $      756 $      794 $     19,020       4.2%
Accident and health insurance.          839        535        556          860      64.6%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     19,821 $    1,291 $    1,350 $     19,880       6.8%
                               ============ ========== ========== ============
2011
Life insurance in-force....... $  2,883,535 $  436,286 $  766,216 $  3,213,465      23.8%
                               ============ ========== ========== ============
Insurance premium
Life insurance................ $     17,572 $      862 $      694 $     17,404       4.0%
Accident and health insurance.          863        525        546          884      61.8%
                               ------------ ---------- ---------- ------------
Total insurance premium....... $     18,435 $    1,387 $    1,240 $     18,288       6.8%
                               ============ ========== ========== ============

  For the year ended December 31, 2013, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $26.1 billion and $259.6 billion, respectively, and life insurance premiums of $45 million and $451 million, respectively. For the year ended December 31, 2012, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $27.4 billion and $230.6 billion, respectively, and life insurance premiums of $54 million and $319 million, respectively. For the year ended December 31, 2011, reinsurance ceded and assumed included affiliated transactions for life insurance in-force of $28.7 billion and $189.6 billion, respectively, and life insurance premiums of $51 million and $169 million, respectively.

  Previously reported life insurance in-force amounts for reinsurance ceded for the years ended December 31, 2012 and 2011 have been reduced by $1,551.9 billion and $1,427.0 billion, respectively, to remove the effects of transactions with a subsidiary for life insurance in-force and certain reinsurance agreements recorded using the deposit method of accounting. The related 2012 and 2011 net amounts illustrated in the table above have also been amended by the same amounts. The Company believes the effects of these reductions are immaterial to the prior periods.

                                     PART C



                               OTHER INFORMATION


ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS

The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:


The financial statements and financial highlights comprising each of the Investment Divisions of Metropolitan Life Separate Account E and report of Independent Registered Public Accounting Firm thereto. The financial statements include:



   (1)   Statements of Assets and Liabilities as of December 31, 2013

   (2)   Statements of Operations for the year ended December 31, 2013

   (3) Statements of Changes in Net Assets for the years ended December 31, 2013 and 2012


   (4)   Notes to the Financial Statements

The consolidated financial statements of Metropolitan Life Insurance Company and subsidiaries and report of Independent Registered Public Accounting Firm. The consolidated financial statements include:



   (1)   Consolidated Balance Sheets as of December 31, 2013 and 2012

   (2) Consolidated Statements of Operations for the years ended December 31, 2013, 2012 and 2011



   (3) Consolidated Statements of Comprehensive Income (Loss) for the years ended December 31, 2013, 2012 and 2011

   (4) Consolidated Statements of Equity for the years ended December 31, 2013, 2012 and 2011

   (5) Consolidated Statements of Cash Flows for the years ended December 31, 2013, 2012 and 2011


   (6)   Notes to the Consolidated Financial Statements

(B) EXHIBITS


(1) Resolution of the Board of Directors of Metropolitan Life establishing Separate Account E.2


(2)            Not applicable.


(3)   (a)      Not applicable.


 (b)           Form of Metropolitan Life Insurance Company Sales Agreement.14


 (b)(i) Form of Enterprise Selling Agreement 9-12 (MetLife Investors Distribution Company Sales Agreement).25


 (c)           Participation Agreement -- Calvert.5


 (c)(i) Amendment to the Shared Funding Agreement dated June 5, 1990 between Calvert Investment Distributors, Inc., and Metropolitan Life Insurance, effective as of April 30, 2011.23


 (d)           Participation Agreements -- Fidelity Distributors Corp.5


 (d)(i)        Supplemental Agreements -- Fidelity6


 (d)(ii)       Summary Prospectus Agreement (Summary) -- Fidelity21


 (e)           Participation Agreement -- New England Zenith Fund10


 (f)           Participation Agreement -- American Funds Insurance Series11


 (f)(i)        Participation Agreement - American Funds Insurance Series -
               Summary20


 (g)           Participation Agreement -- Met Investors Series Trust12


 (g)(i)        First Amendment to the Participation Agreement.23


 (g)(ii)       Second Amendment to the Participation Agreement.23


 (g)(iii) Amendment to each of the Participation Agreements currently in effect between Met Investors Series Trust, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance

               Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.24


 (h)           Participation Agreement with Metropolitan Series Fund, Inc.19


 (h)(i) Amendment to each of the Participation Agreements currently in effect between Metropolitan Series Fund, MetLife Advisers, LLC, MetLife Investors Distribution Company and Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, MetLife Insurance Company of Connecticut, MetLife Investors USA Insurance Company, MetLife Investors Insurance Company, First MetLife Investors Insurance Company, New England Life Insurance Company and General American Life Insurance Company effective April 30, 2010.24


 (i)           MLI Distribution Company Retail Sales Agreement16


(4)   (a)      Amended Form of IRC Section 401 Group Annuity Contract
               (VestMet).5


 (a)(i) Form of IRC Section 401 Group Annuity Contract (Preference Plus) (Version 2).5


 (a)(ii) Form of IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated and Unallocated).5


 (a)(iii)      Form IRC Section 401 Individual Annuity Contract (Preference
               Plus).5


 (a)(iv)       Form IRC Section 401 Group Annuity Contract (Preference Plus)
               (Oregon).2


 (a)(v) Form IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated).4


 (a)(vi) Form IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated) (New York).4


 (a)(vii) Form of Certificate under IRC Section 401 Group Annuity Contract (Preference Plus) (New York).4


 (b)           Amended Form of IRC Section 403(b) Group Annuity Contract
               (VestMet).5


 (b)(i) Amended Form of IRC Section 403(b) Group Annuity Contract (Preference Plus).5


 (b)(i)(A) Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom-LIJ).5


 (b)(i)(B) Form of IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus Contract-Montefiore Medical Center, Maimonides Medical Center, The Mount Sinai Hospital).2


 (b)(i)(C) Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (New Jersey-ABP).4


 (b)(i)(D) Form of IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (Texas-ORP).4


 (b)(i)(E) Form of IRC Section 403(b) Individual Annuity Contract (Preference Plus) (Oregon).4


 (b)(ii) Form of Certificate under IRC Section 403(b) Group Annuity Contract (VestMet).5


 (b)(iii) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus) (Version 2).5


 (b)(iii)(A) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus) (Versions 1 and 2).5


 (b)(iii)(B) Amended Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus) (New York).5


 (b)(iii)(C) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom Account).5


 (b)(iii)(D) Forms of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus -- Enhanced TSA Preference Plus Contract).5


 (b)(iii)(E) Amended Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus).5


 (b)(iii)(F) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Chapman).5


 (b)(iii)(G) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus, Enhanced Preference Plus, Financial Freedom) (Oregon).2

 (b)(iii)(H) Form of Endorsement under IRC Section 403(b) Group Annuity Contract (Preference Plus).2


 (b)(iii)(I) Form of Endorsement under Section 403(b) Group Annuity Contract (Preference Plus, Enhanced Preference Plus, Financial Freedom).2



 (b)(iv) Form of Texas Rider for Certificate under IRC Section 403(b) Group Annuity Contract (VestMet).5


 (b)(v) Form of Texas Endorsement for Certificate under IRC Section 403(b) Group Annuity Contract (Preference Plus).5


 (b)(vi) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (New Jersey-ABP).4


 (b)(vii) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus) (Oregon).4


 (b)(viii) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom) (Texas-ORP).4


 (b)(ix) Form of Certificate under IRC Section 403(b) Group Annuity Contract (Financial Freedom Account) (Texas-ORP).4


 (b)(x) Forms of Endorsement under IRC Section 403(b) Group Annuity Contract, 403(a) Group Annuity Contract and Individual Retirement Annuity Contract.4,5


 (b)(xi) Forms of Endorsement under IRC Section 403(b) Group Annuity Contract.4,5,8


 (b)(xii) Forms of Endorsement under IRC Section 403(b) for Annuity Contract (VestMet) -- Forms R.S.1208 and G.20247-5677


 (b)(xiii) Forms of Endorsement under IRC Section 408(b) for Flexible Contribution Individual Retirement Annuity (38PP-90(IRA-1), and (G.4333-15, G.4333 (IRA/ENH) -- Forms R.S.1228 and G.20247-5687,8


 (b)(xiv) Form of Endorsement under IRC Section 403(b) (G.4333-7) -- Form G.20247.563.7


 (b)(xv) Form of Endorsement under IRC Section 403(b) (G.4333-7, G.4333 (PPA/TSA- 5)) -- Form G.20247-576 (Mutual Benefit Life).8


 (c)           Form of IRC Section 408 Simplified Employee Pension Contract
               (VestMet).5


 (c)(i)(A) Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus) (Version 2).5


 (c)(i)(B) Amended Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus).5


 (c)(i)(C) Form of IRC Section 408 Simplified Employee Pension Contract (Preference Plus) (Oregon).2


 (c)(i) Form of IRC Section 408 Simplified Employee Pension Contract (Illinois, Minnesota) (VestMet).5


 (c)(ii) Form of IRC Section 408 Simplified Employee Pension Contract (Michigan) (VestMet).5


 (c)(iii) Form of IRC Section 408 Simplified Employee Pension Contract (New York) (VestMet).5


 (c)(iv) Form of IRC Section 408 Simplified Employee Pension Contract (South Carolina) (VestMet).5


 (c)(v) Form of IRC Section 408 Simplified Employee Pension Contract (Pennsylvania) (VestMet).5


 (c)(vi) Form of IRC Section 408 Simplified Employee Pension Contract (Washington) (VestMet).5


 (c)(vii) Information Statement concerning IRC Section 408 Simplified Employee Pension Contract (VestMet).5


 (c)(viii)     Non-Qualified Annuity Endorsements.18


 (d)           Form of IRC Section 408 Individual Retirement Annuity Contract
               (VestMet).5


 (d)(i)(A) Form of IRC Section 408 Individual Retirement Annuity Contract (Preference Plus) (Version 2).5


 (d)(i)(B) Form of IRC Section 408 Individual Retirement Annuity Contract (Preference Plus).5


 (d)(i)(C) Form of IRC Section 408 Individual Retirement Annuity Contract (Preference Plus) (Oregon).2


 (d)(i) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (VestMet).5

 (d)(ii) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (Michigan) (VestMet).5


 (d)(iii) Form of IRC Section 408 Individual Retirement Annuity Contract (Illinois, Minnesota) (VestMet).5


 (d)(iv) Form of IRC Section 408 Individual Retirement Annuity Contract (Michigan) (VestMet).5


 (d)(v) Form of IRC Section 408 Individual Retirement Annuity Contract (New York) (VestMet).5


 (d)(vi) Form of IRC Section 408 Individual Retirement Annuity Contract (South Carolina) (VestMet).5


 (d)(vii) Form of IRC Section 408 Individual Retirement Annuity Contract (Pennsylvania) (VestMet).5


 (d)(viii) Form of IRC Section 408 Individual Retirement Annuity Contract (Washington) (VestMet).5


 (d)(ix) Information Statement concerning IRC Section 408 Individual Retirement Annuity Contract (VestMet).5


 (d)(x) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (VestMet).5


 (d)(xi) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (Michigan) (VestMet).5


 (d)(xii) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract (South Carolina) (VestMet).5


 (d)(xiii) Form of Endorsement to IRC Section 408 Individual Annuity Contract (Preference Plus).4


 (e) Amended Form of IRC Section 408 Group Individual Retirement Annuity Contract (VestMet).5


 (e)(1) Form of IRC Section 408 Group Individual Retirement Annuity Contract (Preference Plus).5


 (e)(i) Form of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (VestMet).5


 (e)(i)(A) Form of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (Preference Plus).5


 (e)(i)(B) Forms of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (Enhanced).2,5


 (e)(i)(C) Form of Certificate under IRC Section 408 Group Individual Retirement Annuity Contract (Oregon).2


 (e)(i)(D) Form of Endorsement to IRC Section 408 Group Individual Retirement Annuity Contract (G.4333.15).8


 (f) Amended Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (VestMet).5


 (f)(i) Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Preference Plus) (Version
               2).5


 (f)(ii) Amended Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Preference Plus).5


 (f)(iii) Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Enhanced Preference
               Plus).5


 (f)(iv) Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Financial Freedom).5


 (f)(v) Form of IRC Section 457 Group Annuity Contract for Public Employee Deferred Compensation Plans (Enhanced Preference
               Plus).4


 (f)(vi) Form of Endorsement under IRC Section 457(b) for Public Employee Deferred Compensation Plans (G.3068) (Preference Plus) -- Form G.7812-45.7


 (g) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract which Converts Contract into Non-Qualified Status (VestMet).5


 (g)(1)        Form of Non-Qualified Contract (Preference Plus) (Version 2).5

 (g)(i)(A)     Amended Form of Non-Qualified Contract (Preference Plus).5


 (g)(i)(B)     Form of Non-Qualified Contract (Preference Plus) (Oregon).2


 (g)(i) Information Statement concerning IRC Section 408 Individual Retirement Annuity Contract with Non-Qualified Endorsement (VestMet).5


 (g)(ii) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract with Non-Qualified Endorsement (Michigan) (VestMet).5


 (g)(iii) Form of Endorsement to IRC Section 408 Individual Retirement Annuity Contract with Non-Qualified Endorsement (South Carolina) (VestMet).5


 (g)(iv)       Form of Endorsement to Group Annuity Contract.5


 (h)           Amended Form of Non-Qualified Group Contract (VestMet).5


 (h)(1)        Form of Non-Qualified Group Contract (Preference Plus).5


 (h)(i)        Form of Certificate under Non-Qualified Group Contract
               (VestMet).5


 (h)(i)(A) Forms of Certificate under Non-Qualified Group Contract (Preference Plus).5


 (h)(i)(A)(i)  Form of Certificate under Non-Qualified Group Contract
               (Preference Plus-Enhanced Contract; Enhanced Preference Plus).2


 (h)(i)(A)(ii) Form of Certificate under Non-Qualified Group Contract
               (Preference Plus-Enhanced Contract; Enhanced Preference Plus) (Oregon).2


 (h)(i)(B)     Form of Non-Qualified Group Contract (Preference Plus).5


 (h)(i)(C)     Form of Non-Qualified Group Contract (Enhanced Preference
               Plus).5


 (h)(i)(D)     Form of Endorsement Concerning Nursing Home or Terminal
               Illness.2


 (h)(i)(E) Form of Endorsement for death claim settlement for MT-(37PP-90(NQ-1), (38PP-90(IRA-) -- Form R.S. 1234MT1998.7


 (h)(i)(F) Form of Non-Qualified Group Contract (Financial Freedom Account) Form -- G.3043.7


 (i) Endorsement with respect to Individual IRA and Individual Non-Qualified Contract concerning Death Benefit Provisions (VestMet).5


 (j) Specimen of variable retirement annuity contract for Metropolitan Variable Account B.5


 (k) Proposed Form of Metropolitan Investment Annuity Program, Form 37-74 MIAP for Metropolitan Life Variable Account C.5


 (l) Proposed Form of Metropolitan Investment Annuity Program, Form 37-74 MIAP for Metropolitan Life Variable Account D.5


 (m) Specimen of Flexible-Purchase Variable Annuity Contract for Metropolitan Variable Account A.1


 (n) Specimen of Variable Annuity Contract, Forms 37TV-65 and 20SV-65 for Metropolitan Variable Account B.5


 (o) Form of Certificate under IRC Section 403(a) Group Annuity Contract (Preference Plus).5


 (o)(i) Forms of Certificate under IRC Section 403(a) Group Annuity Contract (Financial Freedom).5


 (o)(ii) Form of Certificate under IRC Section 403(a) Group Annuity Contract (South Carolina).5


 (o)(iii) Form of Certificate under IRC Section 403(a) Group Annuity Contract (SUNY).5


 (o)(iv) Form of Certificate under IRC Section 403(a) Group Annuity Contract (Oregon).2


 (p)           Form of Single Premium Immediate Income Payment Contract
               (Preference Plus).5


 (q) Form of Single Premium Immediate Income Payment Certificate (Enhanced Preference Plus and Financial Freedom).5


 (r)           Endorsements for Single Premium Immediate Income Payment
               Contract.5

 (r)(i) Form of Endorsement for Single Premium Immediate Income Payment Contract (G.4333 (VARPAY) -- Form G.20247-560.7


 (r)(ii) Form of Endorsement for Single Premium Immediate Income Payment Contract (PSC 93-05A) for unlimited transfers.8


 (s) Form of Endorsement with respect to the Roth Individual Retirement Annuity -- Form R.S. 1220-PPA.6


 (s)(i) Form of Endorsement with respect to the Roth Individual Retirement Annuity -- Form R.S. 1220-PPA (Minnesota).6


 (s)(ii) Form of Endorsement with respect to the Roth Individual Retirement Annuity -- Form R.S. 1220-PPA (New Jersey).6


 (s)(iii) Form of Amendment with respect to the Roth Individual Retirement Annuity -- Form R.S. 1212-PPA.6


 (s)(iv) Form of Amendment with respect to the Roth Individual Retirement Annuity -- Form R.S. 1212-PPA (Minnesota).6


 (s)(v) Form of Amendment with respect to the Roth Individual Retirement Annuity -- Form R.S. 1212-PPA (New Jersey).6


 (s)(vi)(A) ROTH IRA Endorsements. Forms: R.S. 1233, R.S. 1233OR, R.S. 1233TX(2000).9


 (s)(vi)(B) ROTH IRA Amendments. Forms: R.S. 1238, R.S. 1238OR, R.S. 1238TX(2000).9


 (t) Form of Group Annuity Contract and Amendment under IRC Section 415(m) -- Forms G. 3043A and G. 3043A-1 (Financial Freedom Account).6


 (u) Form of Endorsement with respect to Waiver of Administrative Fee -- Form R.S. 1206.6


 (v) Forms of Endorsement with respect to exchange from Growth Plus Account to the Preference Plus Account -- Form RSC E31910-2.6


 (w) Forms of Endorsement with respect to Enhanced 10% corridor (37PP-90(NQ-1), 38PP-90 (IRA-1) NQ/IRA, NJ PPA and (PSC94-05) --
               Forms R.S. 1222, R.S. 1222N.J., R.S. 1232 and G. 20247-573.7


 (x) Forms of Endorsement with respect to Fund Expansion (38PP-90(NQ-1), (38PP-90(IRA-1), TSA/403(a), PPI immediate (PSC
               93-05A) -- Forms R.S. 1230 (11/98), G. 20247-572 and R.S. 1231
               (11/98)7,8


 (x)(i)(A) Endorsement Regarding Availability of additional Investment Divisions on July 5, 2000 (R.S. 1241).9


 (x)(i)(B)     Contract Endorsement (for NJ Alternate Benefit Plan) (G.
               7812-56).9


 (x)(i)(C) Certificate Endorsement (for NJ Alternate Benefit Plan) (G. 20247-578).9


 (y) Forms of Endorsement with respect to Exchange (37PP-90(NQ-1), 38PP-90(IRA-1) and (G.4333-7) -- Forms E31910-3 and
               G.7812-38-1.7


 (z) Forms of Endorsement for SIMPLE IRA (G.4333-15) and (G.4333-15+RSC 96-37) -- Forms RSC 96-37 and R.S. 1209.7


 (a)(a)        Forms of demutualization endorsements.8


 (b)(b)        Replacement Endorsements for Systematic Withdrawal Program
               Forms: PSC 94-15 NJ (8/2000), PSC 94-15 MN (8/2000).9


 (b)(b)(i) Replacement Endorsements for Systematic Withdrawal Program FL, NY, VT forms: PSC 94-16 (8/2000), PSC 94-15 (8/2000).9


 (c)(c) Forms of Endorsement for Non-Qualified Annuity Contracts Under IRC Section 72(s) -- ML-NQ(11/04)17


 (d)(d) Metropolitan Life Insurance Company 401(a)/403(a) Plan Endorsement ML-401-3 (5/11).24


 (e)(e) Metropolitan Life Insurance Company 457 (b) Plan Endorsement (Governmental and Tax-Exempt) ML-457-2 (5/11).24

(5)   (a)      Participation Request and Agreement for the IRC Section 401
               Group Annuity Contract.5


 (b)           Enrollment Form with respect to the IRC Section 401 Group
               Annuity Contract.5


 (b)(i) Enrollment Form with respect to the IRC Section 401 Group Annuity Contract (Preference Plus) (Allocated).5


 (c) Participation Request and Agreement for the IRC Section 403(b) Group Annuity Contract.5


 (c)(i) Participation Request and Agreement for the IRC Section 403(b) Group Annuity Contract (Direct Mail Form).5


 (d) Enrollment Form with respect to the IRC Section 403(b) Group Contract and the IRC Section 457 Group Annuity Contract.2


 (d)(i)        403(b) Tax Deferred Annuity Customer Agreement Acknowledgement.5



 (d)(ii) Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract (Enhanced Preference Plus TSA).5


 (d)(iii) Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract (FFA-TSA).5


 (e) Enrollment Form with respect to the IRC Section 403(b) Group Annuity Contract and the IRC Section 457 Group Annuity Contract.5


 (f) Application for an IRC Section 408 Simplified Employee Pension, IRA and Non-Qualified Deferred Annuities (Preference Plus).2


 (f)(i) Application for Individual IRA and Non-Qualified Contract (Direct Mail Form).3


 (g)           Employer Adoption Request Form.5


 (g)(i)        Employer Utilization Request Form.5


 (g)(ii) Enrollment Form for IRC Section 408 Group Individual Retirement Account Contract and Non-Qualified Group Contract.5


 (g)(iii)      Funding Authorization and Agreement.5


 (g)(iv)       Funding Authorization and Agreement (SEP).5


 (h)(i) Enrollment Form for IRC Section 408 Individual Retirement Annuity, IRC Section 408(k) Simplified Employee Pension and Non-Qualified Income Annuity Contract.5


 (h)(ii) Enrollment Form for IRC Sections 403(b), 403(a) and 457 Group Income Annuity Contract.5


 (h)(iii) Enrollment Form for Group IRA Rollover Annuity (Preference Plus-Enhanced Contract).2


 (h)(iv) Enrollment Form for Group Non-Qualified Supplemental Savings (Preference Plus-Enhanced Contract).2


 (i) Application for Variable Annuity (Preference Plus(Reg. TM) Account) TSA/IRC Section 457(b) Deferred Compensation/IRC
               Section 403(a) for form G.4333-7 FORM -- 038-PPA-TSA/PEDC
               (0998).7


 (i)(i) Application for Variable Annuity (Preference Plus(Reg. TM) Account) for 37PP-90 (NQ-1), 38PP-90 (IRA-1) FORM -- 038-PPA-IRA/SEP/NQ (0998).7


 (i)(ii) Application for the Preference Plus(Reg. TM) Income Annuity for RSC 93-05A FORM -- RSCINCAPNQIRASEP (10/98).7


 (i)(iii)      Application for Variable Annuity Enhanced Preference Plus(Reg.
               TM) Account for MetLife Employees for forms G.4333-14, G.4333-15 Form -- 038MEGPPAIRA/NQ(10/98).7


 (i)(iv)       Application Preference Plus Account.8


 (j) Variable Annuity Application for Non-Qualified, IRA and SEP contracts (038-PPA (07/2012) A).26


 (j)(i) Variable Annuity Application for TSA and 403(a) contracts (038-PPA (07/2000)-B)9


 (j)(ii)       ROTH Individual Retirement Annuity Endorsement -- Form ML-446.2
               (9/02).13


 (j)(iii)      401(a)/403(a) Plan Endorsement. Form ML-401.2 (9/02).13

 (j)(iv)       Individual Retirement Annuity Endorsement. Form: ML-408.2
               (9/02).13


 (j)(v)        SIMPLE Individual Retirement Annuity Endorsement. Form: ML-439.1
               (9/02).13


 (j)(vi)       Tax Sheltered Annuity Endorsement. Form ML-398.2 (9/02).13


(6)            Restated Charter of Metropolitan Life Insurance Company.12


(6)   (a)      Amended and Restated By-Laws of Metropolitan Life Insurance
               Company18


(7)            Not applicable.


(8)            Not applicable.


(9) Opinion and consent of counsel as to the legality of the securities being registered.5



(10)           Consent of Independent Registered Public Accounting Firm. 22



(11)           Not applicable.


(12)           Not applicable.



(13)           Powers of Attorney.22

------------
1. Previously filed with the initial filing of the Registration Statement of Metropolitan Variable Account A of Metropolitan Life Insurance Company on May 28, 1969.
2. Filed with Post-Effective Amendment No. 19 to this Registration Statement on Form N-4 on February 27, 1996.
3. Filed with Post-Effective Amendment No. 6 to this Registration Statement on Form N-4 on April 1, 1988.
4. Filed with Post-Effective Amendment No. 21 to this Registration Statement on Form N-4 on February 28, 1997.
5. Filed with Post-Effective Amendment No. 22 to this Registration Statement on Form N-4 on April 30, 1997.
6. Filed with Post-Effective Amendment No. 23 to this Registration Statement on Form N-4 on April 3, 1998.
7. Filed with Post-Effective Amendment No. 24 to this Registration Statement on Form N-4 on January 12, 1999.
8. Filed with Post-Effective Amendment No. 26 to this Registration Statement on Form N-4 on April 6, 2000.
9. Filed with Post-Effective Amendment No. 27 to this Registration Statement on Form N-4 on April 3, 2001.
10. Filed with Post-Effective Amendment No. 10 to Registration Statement No. 33-57320 for Metropolitan Life Separate Account UL on Form S-6 on
    September 18, 2000. As incorporated herein by reference.
11. Filed with Pre-Effective Amendment No. 1 to Registration Statement No. 333-52366 for Metropolitan Life Separate Account E on Form N-4 on August
    3, 2001. As incorporated herein by reference.
12. Amended and Restated Charter of Metropolitan Life Insurance Company filed with Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on March 5, 2002. As incorporated herein by reference.
13. Filed with Post-Effective Amendment No. 29 to this Registration Statement on Form N-4 on April 10, 2003.
14. Filed with Post-Effective Amendment No. 30 to this Registration Statement on Form N-4 on October 22, 2003.
15. Filed with Post-Effective Amendment No. 31 to this Registration Statement on Form N-4 on February 9, 2004.
16. Filed with Post-Effective Amendment No. 35 to this Registration Statement on Form N-4 on April 27, 2006.
17. Filed with Post-Effective Amendment No. 34 to this Registration Statement on Form N-4 on April 8, 2005.
18. Amended and Restated By-Laws of Metropolitan Life Insurance Company filed with Post-Effective Amendment No. 16 to Registration Statement No. 333-52366/811-4001 for Metropolitan Life Separate Account E on Form N-4 on January 16, 2008. As incorporated herein by reference.
19. Filed with Post-Effective Amendment No. 9 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on September 10, 2007. As incorporated herein by reference.
20. Filed with Post-Effective Amendment No. 15 to Registration Statement No. 333-83716/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.
21. Filed with Post-Effective Amendment No. 2 to Registration Statement No. 333-162586/811-4001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2011. As incorporated herein by reference.

22. Filed herewith. Powers of Attorney for Steven A. Kandarian, Carlos M. Gutierrez, Cheryl W. Grise, R. Glenn Hubbard, John M. Keane, Alfred F. Kelly, Jr., William E. Kennard, James M. Kilts, Catherine R. Kinney, Hugh
    B. Price, Kenton Sicchitano, Lulu C. Wang, Peter M. Carlson, Denise M. Morisson and John C. Hele.

23. Filed with Post-Effective Amendment No. 2 to Registration Statement File No. 333-153109/811-04001 for Metropolitan Life Separate Account E on Form N-4 on June 26, 2009. As incorporated herein by reference.
24. Filed with Post-Effective Amendment No. 16 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 12, 2012. As incorporated herein by reference.

25. Filed with Post-Effective Amendment No. 17 to Registration Statement File No. 333-83716/811-04001 for Metropolitan Life Separate Account E on Form N-4 on April 11, 2013. As incorporated herein by reference.



ITEM 25. DIRECTORS AND OFFICERS OF DEPOSITOR




NAME, PRINCIPAL OCCUPATION
AND BUSINESS ADDRESS                            POSITION AND OFFICES WITH DEPOSITOR
---------------------------------------------   ----------------------------------------------------------
Steven A. Kandarian                             Director, Chairman, President and Chief Executive Officer
MetLife, Inc and Metropolitan Life Insurance
Company
1095 Avenue of the Americas
New York, NY 10036





Denise M. Morrison                       Director
President and Chief Executive Officer
Campbell Soup Company
One Campbell Place,
Camden, NJ 08103





Carlos M. Gutierrez                            Director
Vice Chairman, Albright Stonebridge Group
(ASG)
555 Thirteenth Street, N.W.
Suite 300 West
Washington, D.C. 20004




Cheryl W. Gris-                                  Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, NY 10166



R. Glenn Hubbard                           Director
Dean and Russell L. Carson Professor of
Finance and Economics
Graduate School of Business
Columbia University
Uris Hall
3022 Broadway
New York, NY 10027-6902




John M. Keane                  Director
Senior Partner
SCP Partners
2020 K St., N.W., Suite 300
Washington, DC 20006




Alfred F. Kelly, Jr.                     Director
CEO of the NY/NJ 2014 Super Bowl Host
Committee
MetLife Stadium
One MetLife Stadium Drive
East Rutherford, NJ 07073

William E. Kennard                               Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, New York 10166




James M. Kilts           Director
Founding Partner
Centerview Capital
Greenwich Office Park
2nd Floor
Greenwich, CT 06831



Catherine R. Kinney                              Director
MetLife, Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, NY 10166




Hugh B. Price                      Director
Senior Fellow
Brookings Institution
1775 Massachusetts Avenue, N.W.
Washington, DC 20036




Kenton J. Sicchitano                            Director
MetLife Inc. and Metropolitan Life Insurance
Company
200 Park Avenue
New York, NY 10166



Lulu C. Wang                      Director
Chief Executive Officer
Tupelo Capital Management LLC
340 Madison Avenue, 19th Floor
New York, NY 10173

Set forth below is a list of certain principal officers of MetLife. The principal business address of each officer of MetLife is 200 Park Avenue, New York, New York 10166


NAME                        POSITION WITH METLIFE
-------------------------   -----------------------------------------------------------------------
Steven A. Kandarian         Director, Chairman, President and Chief Executive Officer
Christopher G. Townsend     President, Asia
Michel A. Khalaf            President, Europe/Middle East/Africa Division
William J. Wheeler          President, The Americas
John C.R. Hele              Executive Vice President and Chief Financial Officer
Peter M. Carlson            Executive Vice President and Chief Accounting Officer
Steven J. Goulart           Executive Vice President and Chief Investment Officer
Ricardo A. Anzaldua         Executive Vice President and General Counsel
Frans Hijkoop               Executive Vice President and Chief Human Resources Officer
Maria R. Morris             Executive Vice President, Global Employee Benefits
Martin J. Lippert           Executive Vice President, Global Technology and Operations

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT.

The registrant is a separate account of Metropolitan Life Insurance Company under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Metropolitan Life Insurance Company. Metropolitan Life Insurance Company is a wholly-owned subsidiary of MetLife, Inc., a publicly traded company. The following outline indicates those persons who are controlled by or under common control with Metropolitan Life Insurance
Company:

           ORGANIZATIONAL STRUCTURE OF METLIFE, INC. AND SUBSIDIARIES
                            AS OF December 31, 2013

The following is a list of subsidiaries of MetLife, Inc. updated as of December 31, 2013. Those entities which are listed at the left margin (labeled with capital letters) are direct subsidiaries of MetLife, Inc. Unless otherwise indicated, each entity which is indented under another entity is a subsidiary of that other entity and, therefore, an indirect subsidiary of MetLife, Inc. Certain inactive subsidiaries have been omitted from the MetLife, Inc. organizational listing. The voting securities (excluding directors' qualifying shares, if any) of the subsidiaries listed are 100% owned by their respective parent corporations, unless otherwise indicated. The jurisdiction of domicile of each subsidiary listed is set forth in the parenthetical following such subsidiary.


A.    MetLife Group, Inc. (NY)

B.    MetLife Home Loans LLC (DE)

C.    Exeter Reassurance Company, Ltd. (Cayman Islands)

D.    Metropolitan Tower Life Insurance Company (DE)


      1.    EntreCap Real Estate II LLC (DE)

            a)    PREFCO Dix-Huit LLC (CT)

            b)    PREFCO X Holdings LLC (CT)

            c) PREFCO Ten Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Ten Limited Partnership is held by EntreCap Real Estate II LLC and 0.1% general partnership is held by PREFCO X Holdings LLC.

            d)    PREFCO Vingt LLC (CT)

            e) PREFCO Twenty Limited Partnership (CT) - a 99% limited partnership interest of PREFCO Twenty Limited Partnership is held by EntreCap Real Estate II LLC and 1% general partnership is held by PREFCO Vingt LLC.

     2.     Plaza Drive Properties, LLC (DE)

     3.     MTL Leasing, LLC (DE)

            a)    PREFCO IX Realty LLC (CT)

            b)    PREFCO XIV Holdings LLC (CT)

            c) PREFCO Fourteen Limited Partnership (CT) - a 99.9% limited partnership interest of PREFCO Fourteen Limited Partnership is held by MTL Leasing, LLC and 0.1% general partnership is held by PREFCO XIV Holdings LLC.

            d)    1320 Venture LLC (DE)

                  i) 1320 Owner LP (DE) - a 99.9% limited partnership of 1320 Owner LP is held by 1320 Venture LLC and 0.1% general partnership is held by 1320 GP LLC.

            e)    1320 GP LLC (DE)

E. MetLife Chile Inversiones Limitada (Chile) - 70.4345328853% of MetLife Chile Inversiones Limitada is owned by MetLife, Inc., 26.6071557459% by American Life Insurance Company ("ALICO"), 2.9583113284% is owned by Inversiones MetLife Holdco Dos Limitada and 0.0000000404% is owned by Natilportem Holdings, Inc.

      1. MetLife Chile Seguros de Vida S.A. (Chile) - 99.9969% of MetLife Chile Seguros de Vida S.A. is held by MetLife Chile Inversiones Limitada and 0.0031% by International Technical and Advisory Services Limited.

            a) MetLife Chile Administradora de Mutuos Hipotecarios S.A. (Chile) - 99.99% of MetLife Chile Administradora de Mutuos Hipotecarios S.A. is held by MetLife Chile Seguros de Vida S.A. and 0.01% is held by MetLife Chile Inversiones Limitada.

      2. Legal Chile S.A. (Chile) - 51% of Legal Chile S.A. is owned by MetLife Chile Inversiones Limitada and the remaining interest is owned by a third party.

            a) Legagroup S.A. (Chile) - 99% of Legagroup S.A. is owned by Legal Chile S.A. and the remaining interest is owned by a third party.

      3. Inversiones MetLife Holdco Tres Limitada (Chile) - 99.9% of Inversiones MetLife Holdco Tres Limitada is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by Inversiones MetLife Holdco Dos Limitada.

            a) MetLife Chile Acquisition Co. S.A. (Chile) - 45% of MetLife Chile Acquisition Co. S.A. is owned by Inversiones MetLife Holdco Dos Limitada, 45% is owned by Inversiones MetLife Holdco Tres Limitada and 10% is owned by MetLife Chile Inversiones Limitada.

                  i) Inversiones Previsionales S.A. (Chile) - 99.999% of Inversiones Previsionales S.A. is owned by MetLife Chile Acquisition Co. S.A. and 0.001% is owned by Inversiones MetLife Holdco Tres Limitada.

                        aa) AFP Provida S.A. (Chile) - 51.62% of AFP Provida S.A. is owned by Inversiones Previsionales S.A., 21.97% is owned indirectly (by means of ADR) by MetLife Chile Acquisition Co. S.A., 17.79% is owned directly by MetLife Chile Acquisition Co. S.A. and the remainder is owned by third parties.

                              1) Provida Internacional S.A. (Chile) - 99.99% of Provida Internacional S.A. is owned by AFP Provida S.A. and 0.01% by Inversiones Previsionales S.A.

                                    ii)   AFP Genesis Administradora de Fondos y
                                          Fidecomisos S.A. (Ecuador) - 99.9997%
                                          of AFP Genesis Administradora de
                                          Fondos y Fidecomisos S.A. is owned by
                                          Provida Internacional S.A. and 0.0003%
                                          is owned by Inversiones Previsionales
                                          S.A.

      4. MetLife Chile Seguros Generales S.A. (Chile) - 99.9% of MetLife Chile Seguros Generales, S.A. is owned by MetLife Chile Inversiones Limitada and 0.1% is owned by ITAS.

F.    MetLife Securities, Inc. (DE)

G.    Enterprise General Insurance Agency, Inc. (DE)

H.    Metropolitan Property and Casualty Insurance Company (RI)

      1.    Metropolitan General Insurance Company (RI)

      2.    Metropolitan Casualty Insurance Company (RI)

      3.    Metropolitan Direct Property and Casualty Insurance Company (RI)

      4.    MetLife Auto & Home Insurance Agency, Inc. (RI)

      5.    Metropolitan Group Property and Casualty Insurance Company (RI)

            a)    Metropolitan Reinsurance Company (U.K.) Limited (United
                  Kingdom)

      6.    Metropolitan Lloyds, Inc. (TX)

            a) Metropolitan Lloyds Insurance Company of Texas (TX)- Metropolitan Lloyds Insurance Company of Texas, an affiliated association, provides automobile, homeowner and related insurance for the Texas market. It is an association of individuals designated as underwriters. Metropolitan Lloyds, Inc., a subsidiary of Metropolitan Property and Casualty Insurance Company, serves as the attorney-in-fact and manages the association.

      7.    Economy Fire & Casualty Company (IL)

            a)    Economy Preferred Insurance Company (IL)

            b)    Economy Premier Assurance Company (IL)

I.    MetLife Investors Insurance Company (MO)

J.    First MetLife Investors Insurance Company (NY)

K.    Newbury Insurance Company, Limited (DE)

L.    MetLife Investors Group, Inc. (DE)

      1.    MetLife Investors Distribution Company (MO)

      2.    MetLife Advisers, LLC (MA)

M.    MetLife International Holdings, Inc. (DE)

      1.    MetLife Mexico Cares, S.A. de C.V. (Mexico)

            a)    Fundacion MetLife Mexico, A.C. (Mexico)

      2.    Natiloportem Holdings, Inc. (DE)

            a)    Excelencia Operativa y Tecnologica, S.A. de C.V. (Mexico)

                  i) MLA Comercial, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

                  ii) MLA Servicios, S.A. de C.V. (Mexico) 99% is owned by Excelencia Operativa y Tecnologica, S.A. de C.V. and 1% is owned by MetLife Mexico Cares, S.A. de C.V.

      3. PNB MetLife India Insurance Company Limited (India)- 26% is owned by MetLife International Holdings, Inc. and 74% is owned by third parties.


      4.    Metropolitan Life Insurance Company of Hong Kong Limited (Hong
            Kong)- 99.99935% is owned by MetLife International Holdings, Inc. and 0.00065% is owned by Natiloporterm Holdings, Inc.


      5. MetLife Seguros S.A. (Argentina)- 79.3196% is owned by MetLife International Holdings, Inc., 2.6753% is owned by Natiloportem Holdings, Inc., 16.2046% by ALICO and 1.8005% by ITAS.


      6. Metropolitan Life Seguros e Previdencia Privada S.A. (Brazil)- 66.662% is owned by MetLife International Holdings, Inc., 33.337% is owned by MetLife Worldwide Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.


      7.    MetLife Global, Inc. (DE)

      8. MetLife Administradora de Fundos Multipatrocinados Ltda. (Brazil) - 99.99998% of MetLife Administradora de Fundos Multipatrocinados Ltda. is owned by MetLife International Holdings, Inc. and 0.00002% by Natiloportem Holdings, Inc.

      9.    MetLife Services Limited (United Kingdom)

      10. MetLife Seguros de Retiro S.A. (Argentina) - 95.5883% is owned by MetLife International Holdings, Inc., 3.1102% is owned by Natiloportem Holdings, Inc., 1.3014% by ALICO and 0.0001% by ITAS.

      11. Best Market S.A. (Argentina) - 5% of the shares are held by Natiloportem Holdings, Inc. and 95% is owned by MetLife International Holdings Inc.

      12. Compania Inversora MetLife S.A. (Argentina) - 95.46% is owned by MetLife International Holdings, Inc. and 4.54% is owned by Natiloportem Holdings, Inc.

            a) MetLife Servicios S.A. (Argentina) - 18.87% of the shares of MetLife Servicios S.A. are held by Compania Inversora MetLife S.A., 79.88% is owned by MetLife Seguros S.A., 0.99% is held by Natiloportem Holdings, Inc. and 0.26% is held by MetLife Seguros de Retiro S.A.

      13.   MetLife Worldwide Holdings, Inc. (DE)

            a)    MetLife Direct Co., LTD. (Japan)

            b)    MetLife Limited (Hong Kong)

      14.   MetLife International Limited, LLC (DE)

      15. MetLife Planos Odontologicos Ltda. (Brazil) - 99.999% is owned by MetLife International Holdings, Inc. and 0.001% is owned by Natiloportem Holdings, Inc.

      16.   MetLife Ireland Holdings One Limited (Ireland)

            a) MetLife Global Holdings Corporation S.A. de C.V. (Mexico/Ireland) - 98.9% is owned by MetLife Ireland Holdings One Limited and 1.1% is owned by MetLife International Limited, LLC.

                  i)    MetLife Ireland Treasury Limited (Ireland)

                        a)    MetLife General Insurance Limited (Australia)

                        b) MetLife Insurance Limited (Australia) - 91.16468% of MetLife Insurance Limited (Australia) is owned by MetLife Ireland Treasury Limited and 8.83532% is owned by MetLife Global Holdings Corp. S.A. de C.V.

                              1)    The Direct Call Centre PTY Limited
                                    (Australia)

                              2)    MetLife Investments PTY Limited (Australia)

                                    aa)   MetLife Insurance and Investment Trust
                                          (Australia) - MetLife Insurance and
                                          Investment Trust is a trust vehicle,
                                          the trustee of which is MetLife
                                          Investments PTY Limited ("MIPL"). MIPL
                                          is a wholly owned subsidiary of
                                          MetLife Insurance Limited.

                  ii) Metropolitan Global Management, LLC (DE/Ireland) - 99.7% is owned by MetLife Global Holdings Corporation S.A. de C.V. and 0.3% is owned by MetLife International Holdings, Inc.

                        a) MetLife Pensiones Mexico S.A. (Mexico)- 97.4738% is owned by Metropolitan Global Management, LLC and 2.5262% is owned by MetLife International Holdings, Inc.

                        b) MetLife Mexico Servicios, S.A. de C.V. (Mexico) - 98% is owned by Metropolitan Global Management, LLC and 2% is owned by MetLife International Holdings, Inc.

                        c) MetLife Mexico S.A. (Mexico)- 99.050271% is owned by Metropolitan Global Management, LLC and 0.949729% is owned by MetLife International Holdings, Inc.

                              1) MetLife Afore, S.A. de C.V. (Mexico)- 99.99% is owned by MetLife Mexico S.A. and 0.01% is owned by MetLife Pensiones Mexico S.A.

                                    aa)    Met1 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    bb)    Met2 SIEFORE, S.A. de C.V. (Mexico)-
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    cc)    MetA SIEFORE Adicional, S.A. de C.V.
                                           (Mexico)- 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    dd)    Met3 SIEFORE Basica, S.A. de C.V.
                                           (Mexico) - 99.99% is owned by MetLife
                                           Afore, S.A. de C.V. and 0.01% is
                                           owned by MetLife Mexico S.A.

                                    ee)    Met4 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                                    ff)    Met5 SIEFORE, S.A. de C.V. (Mexico) -
                                           99.99% is owned by MetLife Afore,
                                           S.A. de C.V. and 0.01% is owned by
                                           MetLife Mexico S.A.

                              2)    ML Capacitacion Comercial S.A. de
                                    C.V.(Mexico) - 99% is owned by MetLife
                                    Mexico S.A. and 1% is owned by MetLife
                                    Mexico Cares, S.A. de C.V.

                        d) MetLife Saengmyoung Insurance Co. Ltd. (also known as MetLife Insurance Company of Korea Limited) (South Korea)- 14.64% is owned by MetLife Mexico, S.A. and 85.36% is owned by Metropolitan Global Management, LLC.

                        e)    Bolpyr S.A. (Uruguay)

      17.   MetLife Asia Pacific Limited (Hong Kong)

N.    Metropolitan Life Insurance Company (MLIC) (NY)

      1.    334 Madison Euro Investments, Inc. (DE)

      2.    St. James Fleet Investments Two Limited (Cayman Islands)

            a)    Park Twenty Three Investments Company (United Kingdom)

                  i) Convent Station Euro Investments Four Company (United Kingdom)

                        aa)    OMI MLIC Investments Limited (Cayman Islands)

      3.    CRB Co., Inc. (MA)

      4.    MLIC Asset Holdings II LLC (DE)

            a)    El Conquistador MAH II LLC (DE)

            b) Mansell Office LLC (DE) - 73.0284% of Mansell Office LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

            c) Mansell Retail LLC (DE) - 73.0284% of Mansell Retail LLC is owned by MLIC Asset Holdings II LLC and 26.9716% is owned by MLIC CB Holdings LLC.

      5.    CC Holdco Manager (DE)

      6.    Alternative Fuel I, LLC (DE)

      7.    Transmountain Land & Livestock Company (MT)

      8.    MetPark Funding, Inc. (DE)

      9.    HPZ Assets LLC (DE)

      10.   Missouri Reinsurance, Inc. (Cayman Islands)

      11.   Metropolitan Tower Realty Company, Inc. (DE)

            a)    Midtown Heights, LLC (DE)

      12.   MetLife Real Estate Cayman Company (Cayman Islands)

      13.   MetLife RC SF Member, LLC (DE)

      14.   MetLife Private Equity Holdings, LLC (DE)

      15.   23rd Street Investments, Inc. (DE)

            a) MetLife Capital Credit L.P. (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

            b) MetLife Capital, Limited Partnership (DE)- 1% General Partnership interest is held by 23rd Street Investments, Inc. and 99% Limited Partnership interest is held by Metropolitan Life Insurance Company.

                  i) Long Island Solar Farm, LLC (DE) - 9.61% membership interest is held by MetLife Renewables Holding, LLC and 90.39% membership interest is held by LISF in which MetLife Capital Limited Partnership has 100% beneficial interest.

      16.   Hyatt Legal Plans, Inc. (DE)

            a)    Hyatt Legal Plans of Florida, Inc. (FL)

      17.   MetLife Holdings, Inc. (DE)

            a)    MetLife Credit Corp. (DE)

            b)    MetLife Funding, Inc. (DE)

      18.   MetLife Investments Asia Limited (Hong Kong)

      19. MetLife Investments Limited (United Kingdom)- 23rd Street Investments, Inc. holds one share of MetLife Investments Limited.

      20. MetLife Latin America Asesorias e Inversiones Limitada (Chile)- 23rd Street Investments, Inc. holds 0.01% of MetLife Latin America Asesorias e Inversiones Limitada.

      21.   New England Life Insurance Company (MA)

            a)    New England Securities Corporation (MA)

      22.   General American Life Insurance Company (MO)

            a)    GALIC Holdings LLC (DE)

      23.   Corporate Real Estate Holdings, LLC (DE)

      24. Ten Park SPC (Cayman Islands) - 1% voting control of Ten Park SPC is held by 23rd Street Investments, Inc.

      25.   MetLife Tower Resources Group, Inc. (DE)

      26.   Headland-Pacific Palisades, LLC (CA)

      27.   Headland Properties Associates (CA) - 1% is owned by
            Headland-Pacific Palisades, LLC and 99% is owned by Metropolitan Life Insurance Company.

      28.   WFP 1000 Holding Company GP, LLC (DE)

      29.   White Oak Royalty Company (OK)

      30.   500 Grant Street GP LLC (DE)

      31. 500 Grant Street Associates Limited Partnership (CT) - 99% of 500 Grant Street Associates Limited Partnership is held by Metropolitan Life Insurance Company and 1% by 500 Grant Street GP LLC.

      32. MetLife Mall Ventures Limited Partnership (DE) - 99% LP interest of MetLife Mall Ventures Limited Partnership is owned by MLIC and 1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

            a) HMS Master Limited Partnership (DE) - 60% LP interest of HMS Master Limited Partnership is owned by MetLife Mall Ventures Limited Partnership. A 40% LP interest is owned by a third party. Metropolitan Tower Realty Company, Inc. is the GP.

                 i)   HMS Southpark Residential LLC (DE)


      33.   MetLife Retirement Services LLC (NJ)

            a)   MetLife Investment Funds Services LLC (NJ)

                 i)   MetLife Associates LLC (DE)

      34.   Euro CL Investments LLC (DE)

      35.   MEX DF Properties, LLC (DE)

      36. MSV Irvine Property, LLC (DE) - 4% of MSV Irvine Property, LLC is owned by Metropolitan Tower Realty Company, Inc. and 96% is owned by Metropolitan Life Insurance Company

      37.   MetLife Properties Ventures, LLC (DE)

            a)   Citypoint Holdings II Limited (United Kingdom)

      38.   Housing Fund Manager, LLC (DE)

            a) MTC Fund I, LLC (DE) - 0.01% of MTC Fund I, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            b) MTC Fund II, LLC (DE) - 0.01% of MTC Fund II, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

            c) MTC Fund III, LLC (DE) - 0.01% of MTC Fund III, LLC is held by Housing Fund Manager, LLC. - Housing Fund Manager, LLC is the managing member LLC and the remaining interests are held by a third party member.

      39.   MLIC Asset Holdings LLC (DE)

      40.   85 Broad Street Mezzanine LLC (DE)

            a)   85 Broad Street LLC (DE)

      41.   The Building at 575 Fifth Avenue Mezzanine LLC (DE)

            a)   The Building at 575 Fifth LLC (DE)

      42.   ML Bridgeside Apartments LLC (DE)

      43. Para-Met Plaza Associates (FL)- 75% of the General Partnership is held by Metropolitan Life Insurance Company and 25% of the General Partnership is held by Metropolitan Tower Realty Company, Inc.

      44.   MLIC CB Holdings LLC (DE)

      45. Met II Office Mezzanine LLC (FL) - 10.4167% of the membership interest is owned by Metropolitan Tower Life Insurance Company and 89.5833% is owned by Metropolitan Life Insurance Company.

            a)   Met II Office, LLC (FL)

      46.   The Worthington Series Trust (DE)

      47. MetLife CC Member, LLC (DE) - 63.415% of MetLife CC Member, LLC is held by Metropolitan Life Insurance Company, 17.073% by MetLife Investors USA Insurance Company, 14.634% by MetLife Insurance Company of Connecticut and 4.878% by General American Life Insurance Company.

      48.   Oconee Hotel Company, LLC (DE)

      49.   Oconee Land Company, LLC (DE)

            a)  Oconee Land Development Company, LLC (DE)

            b)  Oconee Golf Company, LLC (DE)

            c)  Oconee Marina Company, LLC (DE)

      50.   1201 TAB Manager, LLC (DE)

      51. MetLife 1201 TAB Member, LLC (DE) - 69.66% of MetLife 1201 TAB Member, LLC is owned by Metropolitan Life Insurance Company, 12.07% is owned by MetLife Investors USA Insurance Company, 15.17% is owned by MetLife Insurance Company of Connecticut and 3.1% is owned by Metropolitan Property and Casualty Insurance Company.

            a) 1201 TAB Owner, LLC (DE) - 50% of 1201 TAB Owner, LLC is owned by Metlife 1201 TAB Member, LLC and the remainder is owned by a third party. Metlife 1201 TAB Manager, LLC is the manager of 1201 TAB Owner, LLC.

      52. MetLife LHH Member, LLC (DE) - 69.23% of MetLife LHH Member, LLC is owned by Metropolitan Life Insurance Company, 19.78% is owned by MetLife Investors USA Insurance Company and 10.99% is owned by New England Life Insurance Company.

      53.   Ashton Southend GP, LLC (DE)

      54. Tremont Partners, LP (DE) - 99.9% LP interest of Tremont Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Ashton Southend GP, LLC.

      55. Riverway Residential, LP (DE) - 99.9% LP interest of Riverway Residential, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      56. 10420 McKinley Partners, LP (DE) - 99.9% LP interest of 10420 McKinley Partners, LP is owned by Metropolitan Life Insurance Company and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      57.   Ardrey Kell Townhomes, LLC (DE)

      58.   Boulevard Residential, LLC (DE)

      59.   465 N. Park Drive, LLC (DE)

      60.   Ashton Judiciary Square, LLC (DE)

      61. Sandpiper Cove Associates, LLC (DE) - 90.59% membership interest of Sandpiper Cove Associates, LLC is owned by MLIC and 9.41% is owned by Metropolitan Tower Realty Company.

      62. 1900 McKinley Properties, LP (DE) - 99.9% LP interest of 1900 McKinley Properties, LP is owned by MLIC and 0.1% GP interest is owned by Metropolitan Tower Realty Company, Inc.

      63.   Marketplace Residences, LLC (DE)

      64.   ML Swan Mezz, LLC (DE)

            a)    ML Swan GP, LLC (DE)

      65.   ML Dolphin Mezz, LLC (DE)

            a)    ML Dolphin GP, LLC (DE)

      66.   Haskell East Village, LLC (DE)

      67. MetLife Cabo Hilton Member, LLC (DE) - 54.129% of MetLife Cabo Hilton Member, LLC is owned by MLIC, 16.9% by General American Life Insurance Company, 16.9% by MetLife Investors USA Insurance Company and 12.071% by MetLife Insurance Company of Connecticut.

      68.   ML Terraces, LLC (DE)

      69.   Chestnut Flats Wind, LLC (DE)

      70.   MetLife 425 MKT Member, LLC (DE)

      71.   MetLife OFC Member, LLC (DE)

            a) OFC Boston, LLC (DE) - 52.5% of OFC Boston, LLC is owned by MetLife OFC Member, LLC and 47.5% is owned by a third party.

                 i)   OFC REIT, LLC (DE)

                      1)   Dewey Square Tower Associates, LLC (MA)

      72. MetLife THR Investor, LLC (DE) - 85% of MetLife THR Investors, LLC is owned by MLIC and 15% is owned by MICC.

      73. ML Southmore, LLC (DE) - 75.12% of ML Southmore, LLC is owned by MLIC and 24.88% is owned by MICC.

      74. ML - AI MetLife Member 1, LLC (DE) - 83.675% of the membership interest is owned by MLIC, 5.762% by MLI USA and 4.801% by Metropolitan Property and Casualty Insurance Company.

            a) ML - AI Venture 1, LLC (DE) - 51% of ML-AI Venture 1, LLC is owned by ML-AI MetLife Member 1, LLC and 49% is owned by a third party. MetLife Investment Management, LLC is the asset manager.

                 i)   ML-AI 125 Wacker, LLC (DE)

      75.   MetLife CB W/A, LLC (DE)

      76. MetLife Camino Ramon Member, LLC (DE) - 78.6% of MetLife Camino Ramon Member, LLC is owned by MLIC and 21.4% is owned by MICC.

O.    MetLife Capital Trust IV (DE)

P. MetLife Insurance Company of Connecticut (MICC) (CT) - 86.72% is owned by MetLife, Inc. and 13.28% by MetLife Investors Group, Inc.

      1.    MetLife Property Ventures Canada ULC (Canada)

      2.    Pilgrim Alternative Investments Opportunity Fund III Associates, LLC
            (CT) - 67% is owned by MetLife Insurance Company of Connecticut and 33% is owned by third party.

      3.    Metropolitan Connecticut Properties Ventures, LLC (DE)

      4.    MetLife Canadian Property Ventures LLC (NY)

      5.    Euro TI Investments LLC (DE)

      6.    Greenwich Street Investments, L.L.C. (DE)

            a)    Greenwich Street Capital Offshore Fund, Ltd. (Virgin
                  Islands)

            b)    Greenwich Street Investments, L.P. (DE)

      7. One Financial Place Corporation (DE) - 100% is owned in the aggregate by MetLife Insurance Company of Connecticut.

      8.    Plaza LLC (CT)

      9.    TIC European Real Estate LP, LLC (DE)

      10.   MetLife European Holdings, LLC (DE)

            a)    MetLife Assurance Limited (United Kingdom)

      11.   Travelers International Investments Ltd. (Cayman Islands)

      12.   Euro TL Investments LLC (DE)

      13.   Corrigan TLP LLC (DE)

      14.   TLA Holdings LLC (DE)

            a)    The Prospect Company (DE)

      15. TRAL & Co. (CT) - TRAL & Co. is a general partnership. Its partners are MetLife Insurance Company of Connecticut and Metropolitan Life Insurance Company.

      16.   MetLife Investors USA Insurance Company (MLI USA) (DE)

            a)    MetLife Renewables Holding, LLC (DE)

                  i)    Greater Sandhill I, LLC (DE)

      17.   TLA Holdings II LLC (DE)

      18.   TLA Holdings III LLC (DE)

      19. MetLife Greenstone Southeast Venture, LLC (DE) - 95% of MetLife Greenstone Southeast Venture, LLC is owned by MetLife Insurance Company of Connecticut and 5% is owned by Metropolitan Connecticut Properties Ventures, LLC.

            a)    MLGP Lakeside, LLC (DE)

Q.    MetLife Reinsurance Company of South Carolina (SC)

R.    MetLife Investment Management, LLC (DE)

      1.   MetLife International PE Fund I GP LLC (DE)

           a) MetLife International PE Fund I, LP (Cayman Islands) - 92.5935% of the Limited Partnership interests of this entity is owned by MetLife Alico Life Insurance K.K., 4.115% is owned by MetLife Mexico S.A., 2.716% is owned by MetLife Limited (Hong Kong) and the remaining 0.576% is owned by Metropolitan Life Insurance Company of Hong Kong Limited.

      2.   MetLife Loan Asset Management LLC (DE)

      3.   MetLife Core Property Fund GP, LLC (DE)

           a) MetLife Core Property Fund, LP (DE) - MetLife Core Property Fund GP, LLC is the general partner of MetLife Core Property Fund, LP (the "Fund"). A substantial majority of the limited partnership interests in the Fund are held by third parties. The following affiliates hold a minority share of the limited partnership interests in the Fund: Metropolitan Life Insurance Company owns 23.7%, General American Life Insurance Company owns 0.1% and MetLife Insurance Company of Connecticut owns 0.2%.

                i)   MetLife Core Property REIT, LLC (DE)

                     aa) MetLife Core Property Holdings, LLC (DE) - MetLife Core Property Holdings, LLC holds the following single-property limited liability companies: MCP 7 Riverway, LLC, MCP SoCal Industry- Redondo, LLC, MCP SoCal Industrial-Springdale, LLC, MCP SoCal Industrial-Concourse, LLC, MCP SoCal Industrial-Kellwood, LLC, MCP SoCal Industrial-Bernado, LLC, MCP SoCal Industrial-Canyon, LLC, MCP SoCal Industrial-Anaheim, LLC, MCP SoCal Industrial-LAX, LLC, MCP SoCal Industrial-Fullerton, LLC, MCP SoCal Industrial-Ontario, LLC, MCP SoCal Industrial-Loker, LLC, MCP Paragon Point, LLC, MCP 4600 South Syracuse, LLC, MCP The Palms Doral, LLC, MCP Waterfront Atrium, LLC, MCP EnV Chicago, LLC,MCP 100 Congress, LLC, MCP 1900 McKinney, LLC, MCP 550 West Washington, LLC, MCP Main Street Village, LLC, MCP Lodge At Lakecrest, LLC and MCP Ashton South End, LLC

S.    MetLife Standby I, LLC (DE)

      1.   MetLife Exchange Trust I (DE)

T.    MetLife Services and Solutions, LLC (DE)

      1.   MetLife Solutions Pte. Ltd. (Singapore)

           a)    MetLife Services East Private Limited (India)

           b) MetLife Global Operations Support Center Private Limited (India) - 99.99999% is owned by MetLife Solutions Pte. Ltd. and 0.00001% is owned by Natiloportem Holdings, Inc.

U.    SafeGuard Health Enterprises, Inc. (DE)

      1.   MetLife Health Plans, Inc. (DE)

      2.   SafeGuard Health Plans, Inc. (CA)

      3.   SafeHealth Life Insurance Company (CA)

      4.   SafeGuard Health Plans, Inc. (FL)

      5.   SafeGuard Health Plans, Inc. (NV)

      6.   SafeGuard Health Plans, Inc. (TX)

V.    MetLife Capital Trust X (DE)

W.    Cova Life Management Company (DE)

X.    MetLife Reinsurance Company of Charleston (SC)

Y.    MetLife Reinsurance Company of Vermont (VT)

Z.    Delaware American Life Insurance Company (DE)

AA.   Federal Flood Certification LLC (TX)

AB.   American Life Insurance Company (ALICO) (DE)

      1.    MetLife ALICO Life Insurance K.K. (Japan)

               a)  Nagasaki Operation Yugen Kaisha (Japan)

               b)  Communication One Kabushiki Kaisha (Japan)

               c)  Financial Learning Kabushiki Kaisha (Japan)

      2.    MetLife Global Holding Company I GmbH (Swiss I) (Switzerland)

               a)  MetLife Global Holding Company II GmbH (Swiss II)
                   (Switzerland)

                   i) MetLife Emeklilik ve Hayat A.S. (Turkey) - 99.9788% of MetLife Emeklilik ve Hayat A.S. is owned by Metlife Global Holding Company II GmbH (Swiss II) and the remainder by third parties.

                   ii) ALICO European Holdings Limited (Ireland)

                       aa) ZAO Maser D (Russia)

                           1) ZAO ALICO Insurance Company (Russia) - 51% of ZAO
                              ALICO Insurance Company is owned by ZAO Master D and 49% is owned by MetLife Global Holding Company II GmbH.

                   ii) MetLife EU Holding Company Limited (Ireland)

                       aa) MetLife Europe Limited (Ireland) - 93% of MetLife
                           Europe Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                           1. MetLife Pension Trustees Limited (United Kingdom)

                       bb) Agenvita S.r.l. (Italy)

                       cc) MetLife Europe Insurance Limited (Ireland)- 93% of
                           MetLife Europe Insurance Limited is owned by MetLife EU Holding Company Limited and 7% is owned by ALICO.

                       dd) MetLife Europe Services Limited (Ireland)

                       ee) MetLife Insurance Limited (United Kingdom)

                       ff) MetLife Limited (United Kingdom)

                       gg) MetLife Services, Sociedad Limitada (Spain)

                       hh) MetLife Insurance S.A./NV (Belgium) - 99.999% of
                           MetLife Insurance S.A./NV is owned by MetLife EU Holding Company Limited and 0.001% is owned by Natilportem Holdings, Inc.

                       ii) MetLife Solutions S.A.S. (France)

                       jj) Metlife Biztosito Zrt. (Hungary)

                           1) First American-Hungarian Insurance Agency Limited
                              (Hungary)

                       kk) Metropolitan Life Asigurari S.A. (Romania) -
                           99.9982018% of Metropolitan Life Asigurari S.A. is owned by MetLife EU Holding Company Limited and the remaining 0.0017982% is owned by International Technical and Advisory Services Limited.

                           1) ALICO Societate de Administrare a unui Fond de
                              Pensii Administrat Privat S.A. (Romania) -
                              99.9748% of ALICO Societate de Administrare a unui Fond de Pensii Administrat Privat S.A. is owned by ALICO Asigurari Romania S.A. and 0.0252% is owned by AMPLICO Services Sp z.o.o.

                           2) Metropolitan Training and Consulting S.R.L.
                              (Romania)

                           3) APF Societate de Administrare a Fondurilor De
                              Pensii Facultative (APF) (Romania) - 99.99% of APF is owned by Metropolitan Life Asigurari S.A. and 0.01% is owned by ITAS Limited.

                       ll) MetLife AMSLICO poist'ovna, a.s. (Slovakia)

                           1) ALICO Services Central Europe s.r.o. (Slovakia)

                           2) ALICO Funds Central Europe sprav. spol., a.s.
                              (Slovakia)

                       mm) MetLife pojist'ovna a.s. (Czech Republic)

                       nn) AMPLICO Life-First American Polish Life Insurance &
                           Reinsurance Company, S.A. (Poland)

                           a) Amplico Services Sp z.o.o. (Poland)

                           b) AMPLICO Towartzystwo Funduszky Inwestycyjnych,
                              S.A. (Poland)

                           c) AMPLICO Powszechne Towartzystwo Emerytalne S.A.
                              (Poland) - 50% of AMPLICO Powszechne Towarzystwo Emerytalne S.A. is owned by AMPLICO Life-First American Polish Life Insurance & Reinsurance Company, S.A. and the remaining 50% is owned by MetLife EU Holding Company Limited.

                       oo) MetLife Holdings (Cyprus) Limited (Cyprus)

                           a) American Life Insurance Company (Cyprus) Limited
                              (Cyprus)

                       pp) ALICO Bulgaria Zhivotozastrahovatelno Druzhestvo EAD
                           (Bulgaria)

                       qq) MetLife Alico Life Insurance Company S.A. (Greece)

                           a) ALICO Mutual Fund Management Company (Greece) -
                              90% of ALICO Mutual Fund Management Company is owned by MetLife Alico Life Insurance Company S.A. (Greece) and the remaining interests are owned by third parties.

      3. Pharaonic American Life Insurance Company (Egypt) - 84.125% of Pharaonic American Life Insurance Company is owned by ALICO and the remaining interests are owned by third parties.

      4. American Life Insurance Company (Pakistan) Ltd. (Pakistan) - 81.96% of American Life Insurance Company (Pakistan) Ltd. is owned by ALICO and the remaining interests are owned by third parties.

      5.    International Investment Holding Company Limited (Russia)

      6. MetLife Akcionarsko Drustvo za Zivotno Osiguranje (Serbia) - 99.98% of MetLife Akcionarska Drustvoza za Zivotno Osiguranje is owned by ALICO and the remaining 0.02% is owned by International Technical and Advisory Services Limited.

      7.    ALICO Management Services Limited (United Kingdom)

      8.    ZEUS Administration Services Limited (United Kingdom)

      9. ALICO Trustees Ltd. (United Kingdom) - 50% of ALICO Trustees (UK) Ltd. is owned by ALICO and the remaining interest is owned by International Technical and Advisory Services Limited.

      10. PJSC ALICO Ukraine (Ukraine) - 99.9988% of PJSC ALICO Ukraine is owned by ALICO 0.0006% is owned by International Technical and Advisory Services Limited and the remaining 0.0006% is owned by Borderland Investment Limited.

      11.   Borderland Investment Limited (USA-Delaware)

            a)    ALICO Hellas Single Member Limited Liability Company (Greece)

      12. International Technical and Advisory Services Limited (ITAS) (USA-Delaware)

      13.   ALICO Operations Inc. (USA-Delaware)

            a)    MetLife Asset Management Corp. (Japan)

      14. MetLife Colombia Seguros de Vida S.A. (Colombia) - 94.9899823% of MetLife Colombia Seguros de Vida S.A. is owned by ALICO, 5.0100106% is owned by International Technical and Advisory Services Limited and the remaining interests are owned by third parties.

      15.   MetLife Mas, S.A. de C.V. (Mexico) - 99.9997546% of MetLife Mas,
            SA de CV is owned by ALICO and 0.0002454% is owned by International Technical and Advisory Services Limited.

      16. MetLife Seguros S.A. (Uruguay) - 74.9187% of MetLife Seguros S.A. is owned by ALICO, 25.0798% by MetLife, Inc. and 0.0015% by a third party (Oscar Schmidt).

      17. ALICO Properties, Inc. (USA-Delaware) - 51% of ALICO Properties, Inc. is owned by ALICO and the remaining interests are owned by third parties.

            a)    Global Properties, Inc. (USA-Delaware)

      18.   Alpha Properties, Inc. (USA-Delaware)

      19.   Beta Properties, Inc. (USA-Delaware)

      20.   Delta Properties Japan, Inc. (USA-Delaware)

      21.   Epsilon Properties Japan, Inc. (USA-Delaware)

      22.   Iris Properties, Inc. (USA-Delaware)

      23.   Kappa Properties Japan, Inc. (USA-Delaware)

AC.   MetLife Global Benefits, Ltd. (Cayman Islands)

AD. Inversiones Metlife Holdco Dos Limitada (Chile) - 99.999338695% of Inversiones MetLife Holdco Dos Limitada is owned by MetLife, Inc., 0.00065469% is owned by MetLife International Holdings, Inc. and 0.000006613% is owned by Natiloportem.

AE.   MetLife Consumer Services, Inc. (DE)

AF.   MetLife Reinsurance Company of Delaware (DE)

1) The voting securities (excluding directors' qualifying shares, if any) of each subsidiary shown on the organizational chart are 100% owned by their respective parent corporation, unless otherwise indicated.

2) The Metropolitan Money Market Pool and MetLife Intermediate Income Pool are pass-through investment pools, of which Metropolitan Life Insurance Company and/or its subsidiaries and/or affiliates are general partners.

3) The MetLife, Inc. organizational chart does not include real estate joint ventures and partnerships of which MetLife, Inc. and/or its subsidiaries is an investment partner. In addition, certain inactive subsidiaries have also been omitted.

4) MetLife Services EEIG is a cost-sharing mechanism used in the EU for EU-affiliated members.

ITEM 27. NUMBER OF CONTRACTOWNERS.

As of January 31, 2014, there were 750,918 owners of qualified contracts and 182,878 owners of non-qualified contracts offered by the Registrant (Metropolitan Life Insurance Company Separate Account E).



ITEM 28. INDEMNIFICATION

UNDERTAKING PURSUANT TO RULE 484(B)(1) UNDER THE SECURITIES ACT OF 1933

MetLife, Inc. has secured a Financial Institutions Bond in the amount of $50,000,000, subject to a $5,000,000 deductible. MetLife, Inc. maintains Directors' and Officers' Liability insurance coverage with limits of $400 million. The directors and officers of Metropolitan Life Insurance Company ("Metropolitan"), a subsidiary of MetLife, Inc., are also covered under the Financial Institutions Bond as well as under the directors' and officers' policy. A provision in Metropolitan's by-laws provides for the indemnification (under certain circumstances) of individuals serving as directors or officers of Metropolitan.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Metropolitan pursuant to the foregoing provisions, or otherwise, Metropolitan has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Metropolitan of expenses incurred or paid by a director, officer or controlling person or Metropolitan in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Metropolitan will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 29. PRINCIPAL UNDERWRITER

MetLife Investors Distribution Company also serves as principal underwriter and distributor of the Contracts. MetLife Investors Distribution Company is the principal underwriter for the following investment companies:
MetLife of CT Separate Account Eleven for Variable Annuities
MetLife of CT Separate Account QPN for Variable Annuities
MetLife of CT Fund UL for Variable Life Insurance,
MetLife of CT Fund UL III for Variable Life Insurance

Metropolitan Life Variable Annuity Separate Account II

Met Investors Series Trust
MetLife Investors Variable Annuity Account One

MetLife Investors Variable Life Account One

MetLife Investors USA Separate Account A
MetLife Investors USA Variable Life Account A
First MetLife Investors Variable Annuity Account One
General American Separate Account Eleven
General American Separate Account Twenty-Eight
General American Separate Account Twenty-Nine
General American Separate Account Two
Security Equity Separate Account 26

Security Equity Separate Account 27
Metropolitan Life Separate Account E
Metropolitan Life Separate Account UL
Metropolitan Tower Life Separate Account One
Metropolitan Tower Life Separate Account Two
Paragon Separate Account A
Paragon Separate Account B
Paragon Separate Account C
Paragon Separate Account D
Metropolitan Series Fund

New England Life Retirement Investment Account
New England Variable Annuity Fund I
New England Variable Annuity Separate Account
New England Variable Life Separate Account
Separate Account No. 13S

(b) MetLife Investors Distribution Company is the principal underwriter for the Contracts. The following persons are officers and directors of MetLife Investors Distribution Company. The principal business address for MetLife Investors Distribution Company is 1095 Avenue of the Americas, New York, NY 10036.




Name and Principal              Positions and Offices
Business Address                With Underwriter
Elizabeth M. Forget             Director and President
1095 Avenues of the Americas
New York, NY 10036





Paul A. LaPiana                     Director, Executive Vice President, National Sales Manager-Life -
11225 North Community House Road
Charlotte, NC 28277





Andrew G. Aiello     Senior Vice President, Channel Head - National Accounts
5 Park Plaza
Suite 1900
Irvine, CA 92614





Jay S. Kaduson                      Senior Vice President
11225 North Community House Road
Charlotte, NC 28277





Tyla L. Reynolds         Vice President,Secretary
600 North King Street
Wilmongton, DE 19801




Marlene B. Debel               Treasurer
1095 Avenue of the Americas
New York, NY 10036



John G. Martinez       Vice President, Chief Financial Officer
18210 Crane Nest Dr
Tampa, FL 33647




John P. Kyne III                    Vice President, Director of Compliance
11225 North Community House Road
Charlotte, NC 28277

David DeCarlo                       Vice President
11225 North Community House Road
Charlotte, NC 28277




Paul M. Kos          Vice President
5 Park Plaza
Suite 1900
Irvine, CA 92614







(c) Compensation from the Registrant. The following commissions and other compensation were received by the Distributor, directly or indirectly, from the Registrant during the Registrant's last fiscal year:




                                                      (2)
                     (1)                       NET UNDERWRITING         (3)             (4)           (5)
              NAME OF PRINCIPAL                  DISCOUNTS AND    COMPENSATION ON    BROKERAGE       OTHER
                 UNDERWRITER                      COMMISSIONS        REDEMPTION     COMMISSIONS   COMPENSATION
--------------------------------------------- ------------------ ----------------- ------------- -------------
MetLife Investors Distribution Company....... $150,530,898       $0                $0            $0


ITEM 30. LOCATION OF ACCOUNT AND RECORDS.

Metropolitan Life Insurance Company
200 Park Avenue
NY, NY 10166


ITEM 31. MANAGEMENT SERVICES.

Not Applicable


ITEM 32. UNDERTAKINGS.

(a) The undersigned registrant hereby undertakes to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the financial statements in this registration statement are not more than 16 months old for as long as payments under these variable annuity contracts may be accepted.

(b) The undersigned registrant hereby undertakes to include a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

(c) The undersigned registrant hereby undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

(d) The undersigned registrant represents that it is relying on the exemptions from certain provisions of Sections 22(e) and 27 of the Investment Company Act of 1940 provided by Rule 6c-7 under the Act. The registrant further represents that the provisions of paragraph
           (a)-(d) of Rule 6c-7 have been complied with.

(e) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its November 7, 1988 letter to the American Council of Life Insurance and has complied with the provisions of numbered paragraphs (1)-(4) of such letter.

(f) The undersigned registrant represents that for its TSA Deferred Annuities it is relying on the "no-action" position of the Commission staff as contained in its August 30, 2012 letter to ING Life Insurance and Annuity Company and has complied with the provisions of such letter.

(g) Metropolitan Life Insurance Company represents that the fees and charges deducted under the annuities described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by Metropolitan Life Insurance Company under the annuities.

                                   SIGNATURES



As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York, and State of New York on this 17th day of April, 2014.



                                     Metropolitan Life Separate Account E
                                     (Registrant)


                                     Metropolitan Life Insurance Company
                                     (Depositor)


                                     by:   /S/ PAUL G. CELLUPICA
                                        ---------------------------------------
                                        Paul G. Cellupica
                                        CHIEF COUNSEL, AMERICAS


                                     Metropolitan Life Insurance Company
                                     (Depositor)


                                     by:   /S/ PAUL G. CELLUPICA
                                        ---------------------------------------
                                        Paul G. Cellupica
                                        CHIEF COUNSEL, AMERICAS

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

                           SIGNATURE                                                 TITLE                           DATE
--------------------------------------------------------------- ---------------------------------------------- ---------------
*                                                               Director, Chairman, President and Chief
-------------------------------                                 Executive Officer
Steven A. Kandarian

*                                                               Executive Vice President and Chief
-------------------------------                                 Accounting Officer
Peter M. Carlson

*                                                               Executive Vice President and Chief Financial
-------------------------------                                 Officer
John C.R. Hele

*                                                               Director
-------------------------------
Carlos M. Gutierrez

*                                                               Director
-------------------------------
Cheryl W. Gris-

*                                                               Director
-------------------------------
R. Glenn Hubbard

*                                                               Director
-------------------------------
John M. Keane

*                                                               Director
-------------------------------
Alfred F. Kelly, Jr.

*                                                               Director
-------------------------------
William E. Kennard

*                                                               Director
-------------------------------
James M. Kilts

*                                                               Director
-------------------------------
Catherine R. Kinney

*                                                               Director
-------------------------------
Denise M. Morrison

*                                                               Director
-------------------------------
Hugh B. Price

*                                                               Director
-------------------------------
Kenton J. Sicchitano

*                                                               Director
-------------------------------
Lulu C. Wang

*By: /s/ MYRA L. SAUL, ESQ.                                                                                    April 17, 2014
    ----------------------------
    Myra L. Saul, Esq
    ATTORNEY-IN-FACT

                                EXHIBIT INDEX


10   Consent of Independent Registered Public Accounting Firm
13   Powers of Attorney